UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2008

Item 1. Reports to Stockholders

Fidelity®

Select Portfolios®

Consumer Discretionary Sector

Select Automotive Portfolio

Select Construction and Housing Portfolio

Select Consumer Discretionary Portfolio

Select Leisure Portfolio

Select Multimedia Portfolio

Select Retailing Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

* Fund updates for each Select Portfolio include: Performance, Managements Discussion of fund performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Automotive Portfolio
Actual	$ 1,000.00	$ 848.10	$ 5.28
Hypothetical A	$ 1,000.00	$ 1,019.14	$ 5.77
Construction and Housing Portfolio
Actual	$ 1,000.00	$ 869.00	$ 4.46
Hypothetical A	$ 1,000.00	$ 1,020.09	$ 4.82
Consumer Discretionary Portfolio
Actual	$ 1,000.00	$ 851.10	$ 5.06
Hypothetical A	$ 1,000.00	$ 1,019.39	$ 5.52
Leisure Portfolio
Actual	$ 1,000.00	$ 904.60	$ 4.26
Hypothetical A	$ 1,000.00	$ 1,020.39	$ 4.52
Multimedia Portfolio
Actual	$ 1,000.00	$ 866.10	$ 4.55
Hypothetical A	$ 1,000.00	$ 1,019.99	$ 4.92
Retailing Portfolio
Actual	$ 1,000.00	$ 802.70	$ 4.48
Hypothetical A	$ 1,000.00	$ 1,019.89	$ 5.02

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Automotive Portfolio	1.15%
Construction and Housing Portfolio	.96%
Consumer Discretionary Portfolio	1.10%
Leisure Portfolio	.90%
Multimedia Portfolio	.98%
Retailing Portfolio	1.00%

Annual Report

Select Automotive Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Automotive Portfolio	-12.11%	10.79%	3.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Automotive Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) Index performed over the same period.

Annual Report

Select Automotive Portfolio

Management's Discussion of Fund Performance

Comments from Lee Miles, Portfolio Manager of Select Automotive Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund fell 12.11%, outperforming the 15.72% loss of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Automobiles & Components Index, but trailing the return of the S&P 500® index. Amid a difficult market environment for cyclical stocks generally and automotive stocks in particular, the fund's performance relative to the MSCI index benefited from underweighted positions in Harley-Davidson, General Motors and Ford. These stocks carry substantial weightings in the benchmark, and all three underperformed during the period due to weaker U.S. sales of automobiles and motorcycles. The fund also was helped by out-of-benchmark investments in two non-U.S. automobile manufacturers: Germany's Daimler and France's Renault. Daimler's stock performed well as the firm sold its stake in Chrysler and initiated a huge share buyback program. Renault's stock outperformed the index thanks to its high dividend and a strong euro versus the U.S. dollar, which boosted the stock's return in dollar terms. With respect to currency movements, the fund's foreign holdings benefited overall from a weaker dollar. The primary detractor from performance was the fund's structurally underweighted position in Johnson Controls, Inc. (JCI), which was largely dictated by the diversification requirements governing the portfolio. JCI was the fund's largest holding and it outperformed the benchmark as a result of continued robust earnings growth. Out-of-benchmark positions in Japanese automakers Honda, Nissan and Toyota also dampened returns. Despite solid worldwide sales, these stocks underperformed due to a strong Japanese yen versus the U.S. dollar, disappointing sales in Japan and general macroeconomic concerns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Automotive Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson Controls, Inc.	20.7	18.6
Ford Motor Co.	8.8	10.1
General Motors Corp.	8.8	13.1
Harley-Davidson, Inc.	8.6	9.0
The Goodyear Tire & Rubber Co.	4.8	4.7
Autoliv, Inc.	4.8	4.8
BorgWarner, Inc.	4.6	4.8
Gentex Corp.	4.5	3.5
WABCO Holdings, Inc.	3.1	2.6
Renault SA	2.8	2.8
	71.5
Top Industries (% of fund's net assets)
As of February 29, 2008
Auto Components	57.4%
Automobiles	38.1%
Electrical Equipment	1.9%
Household Durables	0.3%
Machinery	0.2%
All Others*	2.1%

As of August 31, 2007
Auto Components	52.9%
Automobiles	45.0%
Electrical Equipment	0.4%
Metals & Mining	0.4%
Electronic Equipment & Instruments	0.0%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Select Automotive Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
AUTO COMPONENTS - 57.4%
Auto Parts & Equipment - 50.2%
Aftermarket Technology Corp. (a)	7,900	$ 148,125
American Axle & Manufacturing Holdings, Inc.	25,896	509,633
ArvinMeritor, Inc. (d)	16,400	185,156
Autoliv, Inc.	24,700	1,232,530
Bharat Forge Ltd.	158	1,130
BorgWarner, Inc.	27,700	1,194,147
Drew Industries, Inc. (a)	4,900	132,104
Exide Technologies (a)	23,100	236,082
Gentex Corp.	72,100	1,162,252
Hyundai Mobis	740	56,802
Johnson Controls, Inc.	162,870	5,351,910
Lear Corp. (a)	20,900	576,422
Modine Manufacturing Co.	8,400	104,832
Raser Technologies, Inc. (a)(d)	8,100	70,875
Sauer-Danfoss, Inc.	1,900	40,394
Spartan Motors, Inc.	7,200	58,536
Superior Industries International, Inc.	4,300	74,648
Tenneco, Inc. (a)	14,500	366,125
TRW Automotive Holdings Corp. (a)	21,500	474,720
Visteon Corp. (a)	54,800	191,800
WABCO Holdings, Inc.	19,200	802,176
		12,970,399
Tires & Rubber - 7.2%
Continental AG	1,300	127,376
Cooper Tire & Rubber Co.	22,500	406,575
Michelin SA (Compagnie Generale des Etablissements) Series B	800	78,784
The Goodyear Tire & Rubber Co. (a)	46,100	1,249,310
		1,862,045
TOTAL AUTO COMPONENTS		14,832,444
AUTOMOBILES - 38.1%
Automobile Manufacturers - 29.5%
Bayerische Motoren Werke AG (BMW)	2,900	158,943
Daimler AG	5,900	490,821
Fiat SpA	30,200	637,662
Fleetwood Enterprises, Inc. (a)(d)	16,400	69,864
Ford Motor Co. (a)	349,400	2,281,582
General Motors Corp. (d)	97,000	2,258,160
Honda Motor Co. Ltd. sponsored ADR	2,100	64,260
Maruti Suzuki India Ltd.	76	1,629
Monaco Coach Corp. (d)	12,700	124,206
Nissan Motor Co. Ltd. sponsored ADR	4,900	88,200
Renault SA	6,800	726,484
Thor Industries, Inc. (d)	10,300	313,944

	Shares	Value
Toyota Motor Corp. sponsored ADR	2,000	$ 217,100
Winnebago Industries, Inc. (d)	9,300	186,651
		7,619,506
Motorcycle Manufacturers - 8.6%
Bajaj Auto Ltd.	5	282
Harley-Davidson, Inc. (d)	59,800	2,222,168
		2,222,450
TOTAL AUTOMOBILES		9,841,956
ELECTRICAL EQUIPMENT - 1.9%
Electrical Components & Equipment - 1.9%
Ener1, Inc. (a)(e)	500,000	387,000
Ener1, Inc. warrants 5/20/08 (a)	450,000	98,928
		485,928
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Electronic Equipment & Instruments - 0.0%
Iteris, Inc. (a)	400	1,080
HOUSEHOLD DURABLES - 0.3%
Consumer Electronics - 0.3%
Harman International Industries, Inc.	1,900	78,280
MACHINERY - 0.2%
Construction & Farm Machinery & Heavy Trucks - 0.2%
Cummins, Inc.	1,200	60,456
ROAD & RAIL - 0.2%
Trucking - 0.2%
Hertz Global Holdings, Inc. (a)	3,400	40,562
TOTAL COMMON STOCKS (Cost $33,872,038)		25,340,706
Money Market Funds - 15.3%

Fidelity Cash Central Fund, 3.24% (b)	450,277	450,277
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	3,488,250	3,488,250
TOTAL MONEY MARKET FUNDS (Cost $3,938,527)		3,938,527
TOTAL INVESTMENT PORTFOLIO - 113.4% (Cost $37,810,565)		29,279,233
NET OTHER ASSETS - (13.4)%		(3,456,449)
NET ASSETS - 100%		$ 25,822,784
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $387,000 or 1.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Ener1, Inc.	11/20/07	$ 250,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,011
Fidelity Securities Lending Cash Central Fund	31,791
Total	$ 63,802
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
France	3.1%
Germany	3.0%
Italy	2.5%
Japan	1.4%
Others (individually less than 1%)	0.2%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2009 approximately $4,434,630 of losses recognized during the period November 1, 2007 to February 29, 2008.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $3,240,026) - See accompanying schedule: Unaffiliated issuers (cost $33,872,038)	$ 25,340,706
Fidelity Central Funds (cost $3,938,527)	3,938,527
Total Investments (cost $37,810,565)		$ 29,279,233
Receivable for investments sold		39,802
Receivable for fund shares sold		33,538
Dividends receivable		45,629
Distributions receivable from Fidelity Central Funds		3,355
Prepaid expenses		140
Receivable from investment adviser for expense reductions		808
Other receivables		4,610
Total assets		29,407,115

Liabilities
Payable for investments purchased	$ 37,510
Payable for fund shares redeemed	7,574
Accrued management fee	11,652
Other affiliated payables	7,389
Other payables and accrued expenses	31,956
Collateral on securities loaned, at value	3,488,250
Total liabilities		3,584,331

Net Assets		$ 25,822,784
Net Assets consist of:
Paid in capital		$ 40,524,280
Undistributed net investment income		53,329
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,223,920)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(8,530,905)
Net Assets, for 754,328 shares outstanding		$ 25,822,784
Net Asset Value, offering price and redemption price per share ($25,822,784 ÷ 754,328 shares)		$ 34.23

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 590,531
Interest		69
Income from Fidelity Central Funds (including $31,791 from security lending)		63,802
Total income		654,402

Expenses
Management fee	$ 229,481
Transfer agent fees	117,163
Accounting and security lending fees	17,778
Custodian fees and expenses	43,098
Independent trustees' compensation	160
Registration fees	25,815
Audit	56,971
Legal	331
Miscellaneous	1,915
Total expenses before reductions	492,712
Expense reductions	(19,019)	473,693
Net investment income (loss)		180,709
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(3,780))	(2,456,857)
Foreign currency transactions	(1,128)
Total net realized gain (loss)		(2,457,985)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,805)	(8,070,806)
Assets and liabilities in foreign currencies	566
Total change in net unrealized appreciation (depreciation)		(8,070,240)
Net gain (loss)		(10,528,225)
Net increase (decrease) in net assets resulting from operations		$ (10,347,516)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 180,709	$ 41,738
Net realized gain (loss)	(2,457,985)	1,903,917
Change in net unrealized appreciation (depreciation)	(8,070,240)	(392,923)
Net increase (decrease) in net assets resulting from operations	(10,347,516)	1,552,732
Distributions to shareholders from net investment income	(127,140)	(88,153)
Distributions to shareholders from net realized gain	(1,085,579)	-
Total distributions	(1,212,719)	(88,153)
Share transactions Proceeds from sales of shares	94,968,201	93,868,957
Reinvestment of distributions	1,178,198	84,064
Cost of shares redeemed	(106,496,383)	(63,095,640)
Net increase (decrease) in net assets resulting from share transactions	(10,349,984)	30,857,381
Redemption fees	25,460	24,628
Total increase (decrease) in net assets	(21,884,759)	32,346,588

Net Assets
Beginning of period	47,707,543	15,360,955
End of period (including undistributed net investment income of $53,329 and accumulated net investment loss of $240, respectively)	$ 25,822,784	$ 47,707,543
Other Information Shares
Sold	2,141,928	2,423,941
Issued in reinvestment of distributions	31,562	2,232
Redeemed	(2,604,749)	(1,687,796)
Net increase (decrease)	(431,259)	738,377

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 40.24	$ 34.35	$ 34.10	$ 32.36	$ 21.27
Income from Investment Operations
Net investment income (loss) C	.18	.06	.06	(.11)	(.22)
Net realized and unrealized gain (loss)	(4.98)	5.85	.21	1.81	11.29
Total from investment operations	(4.80)	5.91	.27	1.70	11.07
Distributions from net investment income	(.13)	(.06)	(.07)	-	-
Distributions from net realized gain	(1.11)	-	-	-	-
Total distributions	(1.24)	(.06)	(.07)	-	-
Redemption fees added to paid in capital C	.03	.04	.05	.04	.02
Net asset value, end of period	$ 34.23	$ 40.24	$ 34.35	$ 34.10	$ 32.36
Total Return A,B	(12.11)%	17.33%	.94%	5.38%	52.14%
Ratios to Average Net Assets D,F
Expenses before reductions	1.19%	1.58%	1.59%	1.64%	1.78%
Expenses net of fee waivers, if any	1.15%	1.22%	1.25%	1.58%	1.78%
Expenses net of all reductions	1.15%	1.21%	1.19%	1.56%	1.77%
Net investment income (loss)	.44%	.16%	.17%	(.34)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,823	$ 47,708	$ 15,361	$ 16,954	$ 21,438
Portfolio turnover rate E	258%	256%	206%	188%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Construction and Housing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing Portfolio	-18.11%	14.39%	7.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Construction and Housing Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Construction and Housing Portfolio

Management's Discussion of Fund Performance

Comments from Daniel Kelley, Portfolio Manager of Select Construction and Housing Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

The fund returned -18.11% during a year that was extremely challenging for housing-related stocks. Thanks to favorable industry positioning and some productive stock picking, however, the fund outpaced the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Construction & Housing Custom Index, which fell 21.70%, although it came up short of the S&P 500®. Maintaining a sizable overweighting in the construction/engineering industry helped versus the MSCI index, as this segment benefited from the ongoing build-out of global infrastructure for most of the period. Top contributors in this space included Fluor and Netherlands-based Chicago Bridge & Iron. Good stock picks in real estate management and development also helped, especially among overseas companies such as Brazil's MRV Engenharia and China Overseas Land & Investment, whose challenges in residential and commercial real estate were less imposing than those faced by their U.S. counterparts. I sold China Overseas Land to lock in profits. Holding lower-than-index stakes in some of the major U.S. home improvement retailers was helpful, as was underweighting construction materials and avoiding certain building products suppliers. Homebuilders topped the list of detractors, making up five of the 10 worst performers and including such stocks as Centex, KB Home and Standard Pacific, the last of which was no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Construction and Housing Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Lowe's Companies, Inc.	15.7	12.3
Home Depot, Inc.	14.7	24.8
Vulcan Materials Co.	3.8	1.9
KBR, Inc.	3.6	2.6
KB Home	3.1	2.5
Equity Residential (SBI)	2.9	1.8
Pulte Homes, Inc.	2.8	0.9
Fluor Corp.	2.8	5.7
CB Richard Ellis Group, Inc. Class A	2.5	3.2
Centex Corp.	2.5	2.6
	54.4
Top Industries (% of fund's net assets)
As of February 29, 2008
Specialty Retail	31.9%
Construction & Engineering	18.8%
Household Durables	17.9%
Real Estate Investment Trusts	14.9%
Real Estate Management & Development	7.1%
All Others*	9.4%

As of August 31, 2007
Specialty Retail	39.2%
Construction & Engineering	22.3%
Household Durables	11.5%
Real Estate Investment Trusts	10.4%
Building Products	6.4%
All Others*	10.2%

* Includes short-term investments and net other assets.

Annual Report

Select Construction and Housing Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
BUILDING PRODUCTS - 2.8%
Building Products - 2.8%
Masco Corp.	98,600	$ 1,842,834
NCI Building Systems, Inc. (a)	6,200	188,108
Trane, Inc.	6,700	301,835
Universal Forest Products, Inc.	2,500	69,450
		2,402,227
CONSTRUCTION & ENGINEERING - 18.8%
Construction & Engineering - 18.8%
Chicago Bridge & Iron Co. NV (NY Shares)	35,600	1,656,112
EMCOR Group, Inc. (a)	19,700	474,573
Fluor Corp.	16,800	2,339,400
Foster Wheeler Ltd. (a)	21,800	1,426,810
Granite Construction, Inc.	30,500	920,795
Great Lakes Dredge & Dock Corp.	19,000	116,090
Jacobs Engineering Group, Inc. (a)	20,900	1,678,061
KBR, Inc. (a)	91,000	3,033,030
Perini Corp. (a)	16,200	607,176
Quanta Services, Inc. (a)	35,775	854,307
Shaw Group, Inc. (a)	16,600	1,068,708
URS Corp. (a)	43,771	1,763,096
		15,938,158
CONSTRUCTION MATERIALS - 4.5%
Construction Materials - 4.5%
Martin Marietta Materials, Inc. (d)	5,200	559,520
Vulcan Materials Co.	46,600	3,266,660
		3,826,180
HEALTH CARE PROVIDERS & SERVICES - 0.8%
Health Care Facilities - 0.8%
Brookdale Senior Living, Inc. (d)	25,000	652,250
HOUSEHOLD DURABLES - 17.9%
Homebuilding - 17.9%
Beazer Homes USA, Inc. (d)	11,800	83,780
Centex Corp.	93,800	2,081,422
Champion Enterprises, Inc. (a)(d)	89,600	795,648
D.R. Horton, Inc. (d)	142,466	1,998,798
KB Home (d)	110,200	2,637,086
Lennar Corp. Class A (d)	77,600	1,444,136
M.D.C. Holdings, Inc.	12,000	502,560
Meritage Homes Corp. (a)(d)	20,900	316,426
Pulte Homes, Inc.	178,500	2,416,890
Ryland Group, Inc. (d)	53,600	1,516,344
Toll Brothers, Inc. (a)(d)	64,500	1,368,045
		15,161,135
REAL ESTATE INVESTMENT TRUSTS - 14.9%
Residential REITs - 12.9%
Apartment Investment & Management Co. Class A	58,507	2,015,566
AvalonBay Communities, Inc.	10,000	924,300

	Shares	Value
BRE Properties, Inc.	8,200	$ 353,092
Camden Property Trust (SBI)	21,300	1,011,537
Equity Residential (SBI)	64,800	2,474,064
Home Properties, Inc. (d)	43,100	1,983,462
Post Properties, Inc.	19,200	807,552
UDR, Inc.	60,696	1,356,556
		10,926,129
Retail REITs - 2.0%
CBL & Associates Properties, Inc.	8,400	196,140
Developers Diversified Realty Corp.	5,000	192,800
General Growth Properties, Inc.	36,900	1,302,939
		1,691,879
TOTAL REAL ESTATE INVESTMENT TRUSTS		12,618,008
REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.1%
Real Estate Management & Development - 7.1%
CB Richard Ellis Group, Inc. Class A (a)(d)	106,400	2,134,384
Forest City Enterprises, Inc. Class A	6,600	231,990
Forestar Real Estate Group, Inc. (a)	9,000	219,420
MRV Engenharia e Participacoes SA	77,400	1,817,630
The St. Joe Co. (d)	41,000	1,576,450
		5,979,874
SPECIALTY RETAIL - 31.9%
Home Improvement Retail - 31.9%
Home Depot, Inc. (d)	469,700	12,470,535
Lowe's Companies, Inc.	555,400	13,312,938
Sherwin-Williams Co.	24,000	1,242,720
		27,026,193
TOTAL COMMON STOCKS (Cost $89,286,656)		83,604,025
Money Market Funds - 30.7%

Fidelity Cash Central Fund, 3.24% (b)	1,300,986	1,300,986
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	24,683,975	24,683,975
TOTAL MONEY MARKET FUNDS (Cost $25,984,961)		25,984,961
TOTAL INVESTMENT PORTFOLIO - 129.4% (Cost $115,271,617)		109,588,986
NET OTHER ASSETS - (29.4)%		(24,903,802)
NET ASSETS - 100%		$ 84,685,184
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,696
Fidelity Securities Lending Cash Central Fund	110,052
Total	$ 164,748

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $22,942,584) - See accompanying schedule: Unaffiliated issuers (cost $89,286,656)	$ 83,604,025
Fidelity Central Funds (cost $25,984,961)	25,984,961
Total Investments (cost $115,271,617)		$ 109,588,986
Receivable for investments sold		277,628
Receivable for fund shares sold		572,134
Dividends receivable		34,951
Distributions receivable from Fidelity Central Funds		17,201
Prepaid expenses		946
Other receivables		1,021
Total assets		110,492,867

Liabilities
Payable for investments purchased	$ 692,302
Payable for fund shares redeemed	339,896
Accrued management fee	39,364
Other affiliated payables	20,228
Other payables and accrued expenses	31,918
Collateral on securities loaned, at value	24,683,975
Total liabilities		25,807,683

Net Assets		$ 84,685,184
Net Assets consist of:
Paid in capital		$ 83,849,083
Undistributed net investment income		401,942
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,117,475
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,683,316)
Net Assets, for 2,551,830 shares outstanding		$ 84,685,184
Net Asset Value, offering price and redemption price per share ($84,685,184 ÷ 2,551,830 shares)		$ 33.19

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 1,524,210
Interest		4,018
Income from Fidelity Central Funds (including $110,052 from security lending)		164,748
Total income		1,692,976

Expenses
Management fee	$ 589,386
Transfer agent fees	316,334
Accounting and security lending fees	45,453
Custodian fees and expenses	18,044
Independent trustees' compensation	408
Registration fees	20,683
Audit	37,047
Legal	874
Miscellaneous	8,646
Total expenses before reductions	1,036,875
Expense reductions	(6,017)	1,030,858
Net investment income (loss)		662,118
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,425,550
Foreign currency transactions	7,157
Total net realized gain (loss)		14,432,707
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,262,441)
Assets and liabilities in foreign currencies	(685)
Total change in net unrealized appreciation (depreciation)		(35,263,126)
Net gain (loss)		(20,830,419)
Net increase (decrease) in net assets resulting from operations		$ (20,168,301)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 662,118	$ 733,941
Net realized gain (loss)	14,432,707	21,759,841
Change in net unrealized appreciation (depreciation)	(35,263,126)	(21,412,222)
Net increase (decrease) in net assets resulting from operations	(20,168,301)	1,081,560
Distributions to shareholders from net investment income	(364,617)	(164,323)
Distributions to shareholders from net realized gain	(9,440,593)	(21,267,651)
Total distributions	(9,805,210)	(21,431,974)
Share transactions Proceeds from sales of shares	41,496,610	79,173,304
Reinvestment of distributions	9,445,864	20,689,569
Cost of shares redeemed	(100,279,148)	(159,966,113)
Net increase (decrease) in net assets resulting from share transactions	(49,336,674)	(60,103,240)
Redemption fees	14,707	31,212
Total increase (decrease) in net assets	(79,295,478)	(80,422,442)

Net Assets
Beginning of period	163,980,662	244,403,104
End of period (including undistributed net investment income of $401,942 and undistributed net investment income of $566,263, respectively)	$ 84,685,184	$ 163,980,662
Other Information Shares
Sold	1,081,943	1,680,588
Issued in reinvestment of distributions	272,523	451,499
Redeemed	(2,368,762)	(3,511,759)
Net increase (decrease)	(1,014,296)	(1,379,672)

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 45.98	$ 49.42	$ 45.82	$ 36.04	$ 22.55
Income from Investment Operations
Net investment income (loss) C	.26	.19	- I	.02	(.05) F
Net realized and unrealized gain (loss)	(8.49)	2.28	3.99	10.78	13.52
Total from investment operations	(8.23)	2.47	3.99	10.80	13.47
Distributions from net investment income	(.16)	(.05)	(.01)	-	-
Distributions from net realized gain	(4.41)	(5.87)	(.42)	(1.06)	-
Total distributions	(4.57)	(5.92)	(.43)	(1.06)	-
Redemption fees added to paid in capital C	.01	.01	.04	.04	.02
Net asset value, end of period	$ 33.19	$ 45.98	$ 49.42	$ 45.82	$ 36.04
Total Return A,B	(18.11)%	5.41%	8.98%	30.28%	59.82%
Ratios to Average Net Assets D,G
Expenses before reductions	.98%	1.02%	1.05%	1.09%	1.37%
Expenses net of fee waivers, if any	.98%	1.02%	1.05%	1.09%	1.37%
Expenses net of all reductions	.97%	1.02%	1.01%	1.08%	1.35%
Net investment income (loss)	.63%	.41%	-%	.04%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 84,685	$ 163,981	$ 244,403	$ 239,205	$ 97,338
Portfolio turnover rate E	102%	54%	154%	119%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Consumer Discretionary Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Consumer Discretionary Portfolio	-16.15%	7.23%	2.59%

Prior to October 1, 2006, Consumer Discretionary operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Consumer Discretionary Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Comments from John Harris, Portfolio Manager of Select Consumer Discretionary Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund returned -16.15%, outpacing the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Discretionary Index, which declined 18.31%, but lagging the S&P 500®. Due largely to the subprime mortgage crisis and the slowdown in the housing sector, this was a tough period for consumer discretionary stocks in general - as evidenced by the negative returns of both the MSCI index and the fund. But amid the carnage in consumer-related stocks, our research analysts uncovered a number of stocks that outperformed the overall sector. Effective security selection in some hard-hit industries, including restaurants as well as casinos/gaming, was the primary driver of our modest outperformance of the MSCI index. A single out-of-index holding, Costco Wholesale, was the most significant contributor to results in the hypermarkets and super centers category. I felt the discount warehouse chain would tend to gain market share as consumers became more price conscious, and indeed its profit margins and earnings improved during the period. Our holdings in McDonald's appreciated as the fast-food chain took market share from competitors and benefited from currency exchange rates on income from European operations. Shares in footwear maker Deckers Outdoor performed well as the firm expanded the market for its UGG brand. Our out-of-index position in Internet search engine Google also did well, as did convenience store operator Susser Holdings, another fund position not included in the MSCI index. I sold Google before period end to take some profits. On the negative side, results were hurt by stock selection and a relative underweighting in Internet retail, the benchmark's best-performing industry during the period. Stock selection in department stores, combined with an overweighting in that industry early in the period, also detracted from results. Macy's - known as Federated Department Stores prior to June 2007 - and JCPenney were the key detractors in that area. R.H. Donnelley, a publisher of print and online phone directories, suffered greater sales declines than I had anticipated. Early in the period, footwear maker Skechers failed to ramp up distribution fast enough to meet strong demand. By the time its distribution issues were resolved later in the period, however, demand had slowed along with the economy, and I lost faith in the stock. By period end, I had sold out of Skechers, JCPenney, Macy's and R.H. Donnelley.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Consumer Discretionary Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Target Corp.	6.1	6.1
Time Warner, Inc.	5.9	6.0
McDonald's Corp.	5.4	5.2
Lowe's Companies, Inc.	4.1	3.3
Home Depot, Inc.	3.9	7.1
Comcast Corp. Class A	3.5	4.3
The Walt Disney Co.	3.4	1.9
Staples, Inc.	3.0	3.2
Regal Entertainment Group Class A	2.8	2.4
News Corp. Class A	2.7	2.8
	40.8
Top Industries (% of fund's net assets)
As of February 29, 2008
Media	29.5%
Specialty Retail	23.0%
Hotels, Restaurants & Leisure	15.8%
Multiline Retail	8.0%
Food & Staples Retailing	4.8%
All Others*	18.9%

As of August 31, 2007
Media	27.2%
Specialty Retail	25.4%
Hotels, Restaurants & Leisure	13.0%
Multiline Retail	12.3%
Textiles, Apparel & Luxury Goods	6.2%
All Others*	15.9%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Discretionary Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
AUTO COMPONENTS - 2.7%
Auto Parts & Equipment - 2.7%
Johnson Controls, Inc.	19,600	$ 644,056
AUTOMOBILES - 1.1%
Automobile Manufacturers - 0.5%
Toyota Motor Corp. sponsored ADR	1,100	119,405
Motorcycle Manufacturers - 0.6%
Harley-Davidson, Inc.	4,000	148,640
TOTAL AUTOMOBILES		268,045
DISTRIBUTORS - 0.5%
Distributors - 0.5%
Li & Fung Ltd.	36,000	130,945
DIVERSIFIED CONSUMER SERVICES - 2.7%
Education Services - 2.3%
Apollo Group, Inc. Class A (non-vtg.) (a)	6,500	398,970
Princeton Review, Inc. (a)	4,714	39,126
Strayer Education, Inc.	700	108,990
		547,086
Specialized Consumer Services - 0.4%
Sotheby's Class A (ltd. vtg.)	2,900	97,788
TOTAL DIVERSIFIED CONSUMER SERVICES		644,874
FOOD & STAPLES RETAILING - 4.8%
Drug Retail - 2.4%
CVS Caremark Corp.	14,200	573,396
Food Distributors - 0.5%
Sysco Corp.	4,500	126,270
Food Retail - 0.9%
Susser Holdings Corp. (a)	9,567	231,713
Hypermarkets & Super Centers - 1.0%
Costco Wholesale Corp.	3,800	235,296
TOTAL FOOD & STAPLES RETAILING		1,166,675
HOTELS, RESTAURANTS & LEISURE - 15.8%
Casinos & Gaming - 5.3%
International Game Technology	13,600	614,040
Las Vegas Sands Corp. (a)	5,600	466,480
Wynn Resorts Ltd.	2,100	211,470
		1,291,990
Hotels, Resorts & Cruise Lines - 3.0%
Carnival Corp. unit	10,600	417,110
Royal Caribbean Cruises Ltd.	8,900	311,589
		728,699
Restaurants - 7.5%
Burger King Holdings, Inc.	2,500	64,150
Darden Restaurants, Inc.	2,300	70,909
McDonald's Corp.	24,100	1,304,051

	Shares	Value
Sonic Corp. (a)	6,700	$ 142,911
Starbucks Corp. (a)	12,700	228,219
		1,810,240
TOTAL HOTELS, RESTAURANTS & LEISURE		3,830,929
HOUSEHOLD DURABLES - 1.0%
Household Appliances - 1.0%
The Stanley Works	1,200	58,248
Whirlpool Corp.	2,200	185,614
		243,862
INTERNET & CATALOG RETAIL - 2.8%
Catalog Retail - 0.9%
Liberty Media Corp. - Interactive Series A (a)	15,400	221,144
Internet Retail - 1.9%
Amazon.com, Inc. (a)	5,400	348,138
Blue Nile, Inc. (a)(d)	2,700	119,232
		467,370
TOTAL INTERNET & CATALOG RETAIL		688,514
INTERNET SOFTWARE & SERVICES - 0.4%
Internet Software & Services - 0.4%
LoopNet, Inc. (a)	9,000	107,730
LEISURE EQUIPMENT & PRODUCTS - 1.4%
Leisure Products - 1.4%
Mattel, Inc.	12,900	249,228
Polaris Industries, Inc.	2,100	80,178
		329,406
MEDIA - 29.5%
Advertising - 3.8%
Lamar Advertising Co. Class A	3,100	118,141
National CineMedia, Inc.	9,515	205,048
Omnicom Group, Inc.	13,700	611,979
		935,168
Broadcasting & Cable TV - 8.0%
Clear Channel Communications, Inc.	6,100	195,200
Comcast Corp. Class A	43,950	858,783
Grupo Televisa SA de CV (CPO) sponsored ADR	16,000	352,000
The DIRECTV Group, Inc. (a)	17,700	443,385
Time Warner Cable, Inc. (a)	3,300	90,090
		1,939,458
Movies & Entertainment - 15.7%
Cinemark Holdings, Inc.	3,900	56,316
Live Nation, Inc. (a)	9,666	114,735
News Corp.:
Class A	35,900	660,919
Class B	2,900	55,419
Regal Entertainment Group Class A	34,200	674,766
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Movies & Entertainment - continued
The Walt Disney Co.	25,500	$ 826,455
Time Warner, Inc.	91,400	1,426,754
		3,815,364
Publishing - 2.0%
McGraw-Hill Companies, Inc.	11,700	478,881
TOTAL MEDIA		7,168,871
MULTILINE RETAIL - 8.0%
Department Stores - 1.9%
Kohl's Corp. (a)	4,700	208,868
Nordstrom, Inc. (d)	6,700	248,101
		456,969
General Merchandise Stores - 6.1%
Target Corp.	28,400	1,494,123
TOTAL MULTILINE RETAIL		1,951,092
PERSONAL PRODUCTS - 0.6%
Personal Products - 0.6%
Bare Escentuals, Inc. (a)(d)	5,600	153,328
SPECIALTY RETAIL - 23.0%
Apparel Retail - 4.9%
Abercrombie & Fitch Co. Class A	3,100	240,343
Citi Trends, Inc. (a)	5,500	79,805
Ross Stores, Inc.	7,200	200,520
TJX Companies, Inc. (d)	9,600	307,200
Tween Brands, Inc. (a)	7,000	207,200
Urban Outfitters, Inc. (a)	4,200	120,876
Zumiez, Inc. (a)(d)	1,900	33,402
		1,189,346
Automotive Retail - 1.3%
Advance Auto Parts, Inc.	9,600	321,984
Computer & Electronics Retail - 0.6%
Gamestop Corp. Class A (a)	3,600	152,496
Home Improvement Retail - 9.0%
Home Depot, Inc.	35,850	951,818
Lowe's Companies, Inc.	41,400	992,358
Sherwin-Williams Co.	4,400	227,832
		2,172,008
Homefurnishing Retail - 1.2%
Williams-Sonoma, Inc. (d)	12,700	296,672
Specialty Stores - 6.0%
Jo-Ann Stores, Inc. (a)	5,195	85,718

	Shares	Value
PetSmart, Inc. (d)	22,200	$ 477,966
Staples, Inc. (d)	32,850	730,913
Tiffany & Co., Inc.	4,500	169,380
		1,463,977
TOTAL SPECIALTY RETAIL		5,596,483
TEXTILES, APPAREL & LUXURY GOODS - 4.7%
Apparel, Accessories & Luxury Goods - 2.9%
Burberry Group PLC	10,784	89,549
Coach, Inc. (a)	14,200	430,544
G-III Apparel Group Ltd. (a)	7,859	102,874
Hanesbrands, Inc. (a)	1,800	52,380
Lululemon Athletica, Inc.	400	10,760
Polo Ralph Lauren Corp. Class A	200	12,438
		698,545
Footwear - 1.8%
Deckers Outdoor Corp. (a)	1,453	160,760
Iconix Brand Group, Inc. (a)	13,400	278,452
		439,212
TOTAL TEXTILES, APPAREL & LUXURY GOODS		1,137,757
TOTAL COMMON STOCKS (Cost $25,706,461)		24,062,567
Money Market Funds - 10.9%

Fidelity Cash Central Fund, 3.24% (b)	283,314	283,314
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	2,352,850	2,352,850
TOTAL MONEY MARKET FUNDS (Cost $2,636,164)		2,636,164
TOTAL INVESTMENT PORTFOLIO - 109.9% (Cost $28,342,625)		26,698,731
NET OTHER ASSETS - (9.9)%		(2,401,325)
NET ASSETS - 100%		$ 24,297,406
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,645
Fidelity Securities Lending Cash Central Fund	9,021
Total	$ 22,666
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2009 approximately $405,712 of losses recognized during the period November 1, 2007 to February 29, 2008.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $2,215,257) - See accompanying schedule: Unaffiliated issuers (cost $25,706,461)	$ 24,062,567
Fidelity Central Funds (cost $2,636,164)	2,636,164
Total Investments (cost $28,342,625)		$ 26,698,731
Receivable for investments sold		23,444
Receivable for fund shares sold		83,592
Dividends receivable		32,068
Distributions receivable from Fidelity Central Funds		2,029
Prepaid expenses		78
Other receivables		40
Total assets		26,839,982

Liabilities
Payable to custodian bank	$ 30,582
Payable for investments purchased	68,856
Payable for fund shares redeemed	42,649
Accrued management fee	11,567
Other affiliated payables	6,746
Other payables and accrued expenses	29,326
Collateral on securities loaned, at value	2,352,850
Total liabilities		2,542,576

Net Assets		$ 24,297,406
Net Assets consist of:
Paid in capital		$ 25,473,607
Undistributed net investment income		1,957
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		465,496
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,643,654)
Net Assets, for 1,233,577 shares outstanding		$ 24,297,406
Net Asset Value, offering price and redemption price per share ($24,297,406 ÷ 1,233,577 shares)		$ 19.70

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 361,328
Interest		376
Income from Fidelity Central Funds (including $9,021 from security lending)		22,666
Total income		384,370

Expenses
Management fee	$ 185,751
Transfer agent fees	100,136
Accounting and security lending fees	13,323
Custodian fees and expenses	13,964
Independent trustees' compensation	127
Registration fees	20,086
Audit	35,985
Legal	264
Miscellaneous	5,334
Total expenses before reductions	374,970
Expense reductions	(1,690)	373,280
Net investment income (loss)		11,090
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,705,203
Foreign currency transactions	167
Total net realized gain (loss)		2,705,370
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,480,966)
Assets and liabilities in foreign currencies	271
Total change in net unrealized appreciation (depreciation)		(7,480,695)
Net gain (loss)		(4,775,325)
Net increase (decrease) in net assets resulting from operations		$ (4,764,235)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Consumer Discretionary Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,090	$ 221,852
Net realized gain (loss)	2,705,370	7,176,007
Change in net unrealized appreciation (depreciation)	(7,480,695)	(599,675)
Net increase (decrease) in net assets resulting from operations	(4,764,235)	6,798,184
Distributions to shareholders from net investment income	(92,720)	-
Distributions to shareholders from net realized gain	(4,074,749)	(3,663,932)
Total distributions	(4,167,469)	(3,663,932)
Share transactions Proceeds from sales of shares	17,128,934	51,885,622
Reinvestment of distributions	4,040,997	3,436,406
Cost of shares redeemed	(28,195,911)	(67,905,287)
Net increase (decrease) in net assets resulting from share transactions	(7,025,980)	(12,583,259)
Redemption fees	5,785	16,285
Total increase (decrease) in net assets	(15,951,899)	(9,432,722)

Net Assets
Beginning of period	40,249,305	49,682,027
End of period (including undistributed net investment income of $1,957 and undistributed net investment income of $221,170, respectively)	$ 24,297,406	$ 40,249,305
Other Information Shares
Sold	690,579	1,940,857
Issued in reinvestment of distributions	171,597	130,336
Redeemed	(1,127,796)	(2,502,120)
Net increase (decrease)	(265,620)	(430,927)

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 26.85	$ 25.74	$ 24.23	$ 24.21	$ 18.39
Income from Investment Operations
Net investment income (loss) C	.01	.11 F	(.03)	(.07)	(.09)
Net realized and unrealized gain (loss)	(3.95)	3.15	1.80	1.05	6.28
Total from investment operations	(3.94)	3.26	1.77	.98	6.19
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(3.15)	(2.16)	(.26)	(.97)	(.38)
Total distributions	(3.21)	(2.16)	(.26)	(.97)	(.38)
Redemption fees added to paid in capital C	- I	.01	- I	.01	.01
Net asset value, end of period	$ 19.70	$ 26.85	$ 25.74	$ 24.23	$ 24.21
Total Return A,B	(16.15)%	12.99%	7.31%	4.18%	33.82%
Ratios to Average Net Assets D,G
Expenses before reductions	1.12%	1.14%	1.15%	1.23%	1.59%
Expenses net of fee waivers, if any	1.12%	1.14%	1.15%	1.22%	1.59%
Expenses net of all reductions	1.12%	1.13%	1.13%	1.19%	1.54%
Net investment income (loss)	.03%	.43% F	(.11)%	(.31)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,297	$ 40,249	$ 49,682	$ 39,748	$ 35,573
Portfolio turnover rate E	108%	244%	71%	112%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Leisure Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Leisure Portfolio	-7.09%	14.15%	6.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Leisure Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Leisure Portfolio

Management's Discussion of Fund Performance

Comments from Peter Dixon, who became Portfolio Manager of Select Leisure Portfolio on March 3, 2008, after the period covered by this report.

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

The fund lost 7.09% during the 12-month period, trailing the S&P 500® and slightly underperforming the 6.94% drop of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Services Index. The fund slightly lagged its MSCI benchmark as strong stock selection was largely offset by poor market allocation. More specifically, stock picking was positive in the restaurant, education services, casinos and gaming, and home entertainment software industries. However, those gains were countered by weaker results in leisure products, hotels, resorts and cruise lines, and Internet retail stocks. The fund suffered from a poorly timed purchase of educational services company DeVry, an underweighted position in Chipotle Mexican Grill; and overweighted positions in Starwood Hotels & Resorts, which lost time share revenue, and Ruth's Chris Steak House, an upscale restaurant company that had declining sales. However, these losses were largely offset by an underweighting in coffee retailer Starbucks, which experienced growing pains and higher costs; an overweighting in education provider Apollo Group, which had strong results; avoiding Brinker International, a restaurant company; and an underweighting in hotel firm Marriott International. The latter two companies both were hurt by a drop in consumer spending during the period. Several stocks I've mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Leisure Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	18.4	18.4
International Game Technology	6.4	4.8
Yum! Brands, Inc.	6.2	6.0
Carnival Corp. unit	6.0	5.4
Starwood Hotels & Resorts Worldwide, Inc.	5.9	6.8
Las Vegas Sands Corp.	4.9	3.0
Apollo Group, Inc. Class A (non-vtg.)	4.6	4.4
Royal Caribbean Cruises Ltd.	4.2	2.4
Polaris Industries, Inc.	3.3	0.9
Starbucks Corp.	3.1	6.1
	63.0
Top Industries (% of fund's net assets)
As of February 29, 2008
Hotels, Restaurants & Leisure	72.9%
Diversified Consumer Services	12.9%
Leisure Equipment & Products	6.1%
Media	2.7%
Software	1.9%
All Others*	3.5%

As of August 31, 2007
Hotels, Restaurants & Leisure	81.9%
Diversified Consumer Services	11.9%
Leisure Equipment & Products	2.6%
Media	1.2%
Chemicals	1.0%
All Others*	1.4%

* Includes short-term investments and net other assets.

Annual Report

Select Leisure Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CHEMICALS - 0.8%
Specialty Chemicals - 0.8%
Ecolab, Inc.	33,300	$ 1,558,107
DIVERSIFIED CONSUMER SERVICES - 12.9%
Education Services - 8.6%
Apollo Group, Inc. Class A (non-vtg.) (a)(d)	158,300	9,716,454
Capella Education Co. (a)	13,300	701,043
DeVry, Inc.	139,400	6,125,236
ITT Educational Services, Inc. (a)	100	5,522
Strayer Education, Inc.	9,600	1,494,720
		18,042,975
Specialized Consumer Services - 4.3%
H&R Block, Inc. (d)	181,800	3,390,570
Jackson Hewitt Tax Service, Inc.	97,600	2,042,768
Sotheby's Class A (ltd. vtg.)	40,100	1,352,172
Weight Watchers International, Inc.	50,200	2,359,400
		9,144,910
TOTAL DIVERSIFIED CONSUMER SERVICES		27,187,885
FOOD & STAPLES RETAILING - 1.0%
Food Distributors - 1.0%
Sysco Corp.	72,900	2,045,574
HOTELS, RESTAURANTS & LEISURE - 72.9%
Casinos & Gaming - 17.1%
Bally Technologies, Inc. (a)(d)	33,900	1,285,149
Boyd Gaming Corp. (d)	173,200	3,652,788
International Game Technology	297,800	13,445,670
Las Vegas Sands Corp. (a)(d)	124,900	10,404,170
MGM Mirage, Inc. (a)	33,947	2,090,796
Penn National Gaming, Inc. (a)	52,300	2,396,909
Pinnacle Entertainment, Inc. (a)	46,700	731,322
Wynn Resorts Ltd.	19,900	2,003,930
		36,010,734
Hotels, Resorts & Cruise Lines - 20.2%
Accor SA	57,300	4,069,546
Carnival Corp. unit	318,300	12,525,105
Gaylord Entertainment Co. (a)	23,400	704,106
Home Inns & Hotels Management, Inc. ADR (a)	20,100	546,318
Marriott International, Inc. Class A	72,200	2,462,020
Morgans Hotel Group Co. (a)	37,100	569,114
Royal Caribbean Cruises Ltd.	252,400	8,836,524
Starwood Hotels & Resorts Worldwide, Inc.	264,300	12,509,319
Wyndham Worldwide Corp.	9,300	206,181
		42,428,233
Leisure Facilities - 3.1%
Life Time Fitness, Inc. (a)(d)	104,000	3,022,240

	Shares	Value
Speedway Motorsports, Inc.	30,300	$ 884,760
Vail Resorts, Inc. (a)(d)	59,400	2,687,850
		6,594,850
Restaurants - 32.5%
Darden Restaurants, Inc.	99,000	3,052,170
IHOP Corp. (d)	10,300	471,534
Jack in the Box, Inc. (a)	137,600	3,614,752
McCormick & Schmick's Seafood Restaurants (a)	8	87
McDonald's Corp. (d)	713,700	38,618,306
Sonic Corp. (a)	48,500	1,034,505
Starbucks Corp. (a)(d)	360,400	6,476,388
Tim Hortons, Inc.	14,400	506,448
Wendy's International, Inc.	64,200	1,558,776
Yum! Brands, Inc.	377,300	12,997,985
		68,330,951
TOTAL HOTELS, RESTAURANTS & LEISURE		153,364,768
INTERNET & CATALOG RETAIL - 0.4%
Internet Retail - 0.4%
NutriSystem, Inc. (a)(d)	62,600	895,806
LEISURE EQUIPMENT & PRODUCTS - 6.1%
Leisure Products - 6.1%
Brunswick Corp.	81,700	1,330,893
MarineMax, Inc. (a)(d)	110,800	1,360,624
Mattel, Inc.	169,400	3,272,808
Polaris Industries, Inc. (d)	182,200	6,956,396
		12,920,721
MEDIA - 2.7%
Movies & Entertainment - 2.7%
Regal Entertainment Group Class A (d)	233,700	4,610,901
Sports Properties Acquisition Corp. unit	108,100	1,070,190
		5,681,091
SOFTWARE - 1.9%
Home Entertainment Software - 1.9%
Activision, Inc. (a)	144,500	3,937,625
TOTAL COMMON STOCKS (Cost $204,359,769)		207,591,577
Money Market Funds - 20.4%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	2,647,806	$ 2,647,806
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	40,366,150	40,366,150
TOTAL MONEY MARKET FUNDS (Cost $43,013,956)		43,013,956
TOTAL INVESTMENT PORTFOLIO - 119.1% (Cost $247,373,725)		250,605,533
NET OTHER ASSETS - (19.1)%		(40,181,875)
NET ASSETS - 100%		$ 210,423,658
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 209,623
Fidelity Securities Lending Cash Central Fund	149,939
Total	$ 359,562
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.6%
Panama	6.0%
Liberia	4.2%
France	1.9%
Others (individually less than 1%)	0.3%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $38,318,364) - See accompanying schedule: Unaffiliated issuers (cost $204,359,769)	$ 207,591,577
Fidelity Central Funds (cost $43,013,956)	43,013,956
Total Investments (cost $247,373,725)		$ 250,605,533
Receivable for fund shares sold		89,410
Dividends receivable		425,840
Distributions receivable from Fidelity Central Funds		50,042
Prepaid expenses		666
Other receivables		88
Total assets		251,171,579

Liabilities
Payable for fund shares redeemed	184,205
Accrued management fee	103,122
Other affiliated payables	59,791
Other payables and accrued expenses	34,653
Collateral on securities loaned, at value	40,366,150
Total liabilities		40,747,921

Net Assets		$ 210,423,658
Net Assets consist of:
Paid in capital		$ 205,878,183
Undistributed net investment income		542,997
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		770,670
Net unrealized appreciation (depreciation) on investments		3,231,808
Net Assets, for 3,048,333 shares outstanding		$ 210,423,658
Net Asset Value, offering price and redemption price per share ($210,423,658 ÷ 3,048,333 shares)		$ 69.03

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 3,995,888
Interest		2,428
Income from Fidelity Central Funds (including $149,939 from security lending)		359,562
Total income		4,357,878

Expenses
Management fee	$ 1,374,656
Transfer agent fees	680,568
Accounting and security lending fees	100,961
Custodian fees and expenses	11,450
Independent trustees' compensation	936
Registration fees	28,893
Audit	37,368
Legal	1,828
Miscellaneous	10,695
Total expenses before reductions	2,247,355
Expense reductions	(6,730)	2,240,625
Net investment income (loss)		2,117,253
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,371,122
Foreign currency transactions	(8,461)
Total net realized gain (loss)		9,362,661
Change in net unrealized appreciation (depreciation) on investment securities		(26,974,478)
Net gain (loss)		(17,611,817)
Net increase (decrease) in net assets resulting from operations		$ (15,494,564)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Leisure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,117,253	$ 714,816
Net realized gain (loss)	9,362,661	36,741,362
Change in net unrealized appreciation (depreciation)	(26,974,478)	(8,521,362)
Net increase (decrease) in net assets resulting from operations	(15,494,564)	28,934,816
Distributions to shareholders from net investment income	(1,643,447)	(339,735)
Distributions to shareholders from net realized gain	(15,189,403)	(33,272,820)
Total distributions	(16,832,850)	(33,612,555)
Share transactions Proceeds from sales of shares	58,157,500	150,928,886
Reinvestment of distributions	15,968,498	31,437,000
Cost of shares redeemed	(89,724,085)	(124,672,281)
Net increase (decrease) in net assets resulting from share transactions	(15,598,087)	57,693,605
Redemption fees	8,856	34,238
Total increase (decrease) in net assets	(47,916,645)	53,050,104

Net Assets
Beginning of period	258,340,303	205,290,199
End of period (including undistributed net investment income of $542,997 and undistributed net investment income of $379,397, respectively)	$ 210,423,658	$ 258,340,303
Other Information Shares
Sold	727,886	1,841,696
Issued in reinvestment of distributions	202,679	391,327
Redeemed	(1,127,342)	(1,533,791)
Net increase (decrease)	(196,777)	699,232

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 79.61	$ 80.64	$ 75.07	$ 74.40	$ 48.60
Income from Investment Operations
Net investment income (loss) C	.69	.25 F	(.28)	(.20)	(.24)
Net realized and unrealized gain (loss)	(5.73)	10.52	8.83	5.55	26.03
Total from investment operations	(5.04)	10.77	8.55	5.35	25.79
Distributions from net investment income	(.55)	(.12)	-	-	-
Distributions from net realized gain	(4.99)	(11.69)	(2.98)	(4.70)	-
Total distributions	(5.54)	(11.81)	(2.98)	(4.70)	-
Redemption fees added to paid in capital C	- I	.01	- I	.02	.01
Net asset value, end of period	$ 69.03	$ 79.61	$ 80.64	$ 75.07	$ 74.40
Total Return A,B	(7.09)%	13.61%	11.67%	7.43%	53.09%
Ratios to Average Net Assets D,G
Expenses before reductions	.91%	.96%	.99%	1.01%	1.15%
Expenses net of fee waivers, if any	.91%	.96%	.99%	1.01%	1.15%
Expenses net of all reductions	.91%	.94%	.94%	.96%	1.09%
Net investment income (loss)	.86%	.31% F	(.37)%	(.28)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,424	$ 258,340	$ 205,290	$ 206,406	$ 204,354
Portfolio turnover rate E	74%	179%	107%	117%	156%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Multimedia Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Multimedia Portfolio	-13.88%	10.32%	6.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Multimedia Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Multimedia Portfolio

Management's Discussion of Fund Performance

Comments from Kristina Salen, Portfolio Manager of Select Multimedia Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund was down 13.88%, outperforming the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Media Index, which lost 17.38%, but significantly lagging the S&P 500®. The two key themes I'm pursuing in this fund - the transition to digital media and, to a lesser extent, international exposure - were less affected by the U.S. consumer's problems and helped the fund to outperform the MSCI index. In many cases, I've pursued these themes through out-of-index stocks that offer more "pure" exposure to digital media than some of the large media conglomerates in the benchmark. That approach worked out well during the period for holdings in the computer hardware, Internet software and home entertainment software industries - media-related areas that are not represented in the MSCI index - and a quartet of out-of-index stocks were among the top relative contributors. Apple computers, iPods and iPhones are some of the most popular distribution tools for digital content, and product innovation drove strong sales at Apple and a soaring stock price. Similarly, the runaway success of its Wii video game system led to strong stock performance by Nintendo during the period. However, I sold both Apple and Japan-based Nintendo because I thought those great results could lead to tough comparisons in future periods. Our Google stock was up modestly while much of the market lost ground. In my view, Google is the strongest player of the next generation, or "Web 2.0," Internet companies - firms with Web-based applications that can be accessed anywhere online, rather than depending on the user to come to a specific site or "portal." Results also were aided by the strong performance of our holdings in RRSat Global Communications Network, an Israeli firm that provides global media distribution via satellite. On the negative side, stock selection in movies and entertainment and in catalog retail hurt relative performance. I avoided cable operator Comcast for much of the period but began to buy it when the stock fell to what I felt was an attractive valuation. Performance suffered, however, when the stock continued to decline. Walt Disney Co.'s theme park revenue has historically fallen off in tough economic times, so I underweighted the stock. Park revenue held up during the period, however, and Disney's shares performed better than I expected. R.H. Donnelley, a publisher of print and online phone directories, was purchased in anticipation of an increase in its stock dividend. However, our shares plunged after it became clear that the planned increase would not happen.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Multimedia Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Time Warner, Inc.	14.0	15.8
The Walt Disney Co.	10.7	8.6
News Corp. Class A	9.9	9.8
Comcast Corp. Class A	7.7	14.8
Viacom, Inc. Class B (non-vtg.)	4.7	5.0
The DIRECTV Group, Inc.	4.6	0.0
Liberty Media Corp. - Capital Series A	4.2	0.0
Omnicom Group, Inc.	4.1	3.4
Clear Channel Communications, Inc.	4.1	3.1
CBS Corp. Class B	2.1	3.5
	66.1
Top Industries (% of fund's net assets)
As of February 29, 2008
Media	86.0%
Internet Software & Services	3.0%
Hotels, Restaurants & Leisure	0.9%
Commercial Services & Supplies	0.4%
Communications Equipment	0.4%
All Others*	9.3%

As of August 31, 2007
Media	86.8%
Internet Software & Services	8.0%
Computers & Peripherals	1.8%
Internet & Catalog Retail	0.8%
Software	0.7%
All Others*	1.9%

* Includes short-term investments and net other assets.

Annual Report

Select Multimedia Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Human Resource & Employment Services - 0.4%
Monster Worldwide, Inc. (a)	8,700	$ 231,333
COMMUNICATIONS EQUIPMENT - 0.4%
Communications Equipment - 0.4%
Juniper Networks, Inc. (a)	9,700	260,154
HOTELS, RESTAURANTS & LEISURE - 0.9%
Casinos & Gaming - 0.9%
Las Vegas Sands Corp. (a)	6,900	574,770
INTERNET & CATALOG RETAIL - 0.3%
Catalog Retail - 0.3%
Liberty Media Corp. - Interactive Series A (a)	11,400	163,704
INTERNET SOFTWARE & SERVICES - 3.0%
Internet Software & Services - 3.0%
Akamai Technologies, Inc. (a)	12,000	421,920
Dice Holdings, Inc.	40,300	292,981
Google, Inc. Class A (sub. vtg.) (a)	2,050	965,919
Omniture, Inc. (a)	6,900	158,562
		1,839,382
MEDIA - 86.0%
Advertising - 7.9%
Interpublic Group of Companies, Inc. (a)	100,500	866,310
Lamar Advertising Co. Class A	27,000	1,028,970
National CineMedia, Inc.	20,200	435,310
Omnicom Group, Inc.	57,500	2,568,525
		4,899,115
Broadcasting & Cable TV - 33.3%
CBS Corp. Class B	57,200	1,305,304
Central European Media Enterprises Ltd. Class A (a)	4,400	404,448
Citadel Broadcasting Corp.	8	9
Clear Channel Communications, Inc.	79,300	2,537,600
Comcast Corp.:
Class A (d)	244,250	4,772,645
Class A (special) (non-vtg.)	61,500	1,190,025
Discovery Holding Co. Class A (a)	100	2,257
DISH Network Corp. Class A (a)	21,800	646,370
E.W. Scripps Co. Class A	21,300	889,701
Entercom Communications Corp. Class A	15,900	177,603
Grupo Televisa SA de CV (CPO) sponsored ADR	27,900	613,800
Liberty Global, Inc. Class A (a)	22,775	856,340
Liberty Media Corp. - Capital Series A (a)	22,700	2,635,697
RRSat Global Communications Network Ltd. (a)	14,600	282,510
Sinclair Broadcast Group, Inc. Class A	63,000	581,490
The DIRECTV Group, Inc. (a)	115,200	2,885,760

	Shares	Value
Time Warner Cable, Inc. (a)	18,400	$ 502,320
XM Satellite Radio Holdings, Inc. Class A (a)	36,600	431,880
		20,715,759
Movies & Entertainment - 43.0%
Cinemark Holdings, Inc. (d)	22,500	324,900
Cinemax India Ltd.	56,743	141,521
DreamWorks Animation SKG, Inc. Class A (a)	17,400	441,612
Lions Gate Entertainment Corp. (a)	42,700	401,807
Live Nation, Inc. (a)	29,409	349,085
Marvel Entertainment, Inc. (a)(d)	17,600	442,640
News Corp. Class A	332,182	6,115,471
Regal Entertainment Group Class A	10,300	203,219
The Walt Disney Co. (d)	205,800	6,669,978
Time Warner, Inc. (d)	558,000	8,710,379
Viacom, Inc. Class B (non-vtg.) (a)	73,500	2,921,625
		26,722,237
Publishing - 1.8%
Gannett Co., Inc.	100	3,015
Gemstar-TV Guide International, Inc. (a)	8	38
McGraw-Hill Companies, Inc.	23,100	945,483
R.H. Donnelley Corp. (a)	200	1,418
The New York Times Co. Class A (d)	9,700	180,711
		1,130,665
TOTAL MEDIA		53,467,776
SOFTWARE - 0.4%
Home Entertainment Software - 0.4%
Electronic Arts, Inc. (a)	5,200	245,908
TOTAL COMMON STOCKS (Cost $55,186,811)		56,783,027
Money Market Funds - 31.0%

Fidelity Cash Central Fund, 3.24% (b)	5,587,474	5,587,474
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	13,675,375	13,675,375
TOTAL MONEY MARKET FUNDS (Cost $19,262,849)		19,262,849
TOTAL INVESTMENT PORTFOLIO - 122.4% (Cost $74,449,660)		76,045,876
NET OTHER ASSETS - (22.4)%		(13,904,424)
NET ASSETS - 100%		$ 62,141,452
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 79,303
Fidelity Securities Lending Cash Central Fund	29,740
Total	$ 109,043

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $13,068,161) - See accompanying schedule: Unaffiliated issuers (cost $55,186,811)	$ 56,783,027
Fidelity Central Funds (cost $19,262,849)	19,262,849
Total Investments (cost $74,449,660)		$ 76,045,876
Receivable for investments sold		86,500
Receivable for fund shares sold		36,773
Dividends receivable		54,544
Distributions receivable from Fidelity Central Funds		16,830
Prepaid expenses		196
Total assets		76,240,719

Liabilities
Payable for investments purchased	$ 317,659
Payable for fund shares redeemed	34,060
Accrued management fee	27,491
Other affiliated payables	15,258
Other payables and accrued expenses	29,424
Collateral on securities loaned, at value	13,675,375
Total liabilities		14,099,267

Net Assets		$ 62,141,452
Net Assets consist of:
Paid in capital		$ 57,472,140
Undistributed net investment income		8,513
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,064,568
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,596,231
Net Assets, for 1,760,193 shares outstanding		$ 62,141,452
Net Asset Value, offering price and redemption price per share ($62,141,452 ÷ 1,760,193 shares)		$ 35.30

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 617,509
Interest		18
Income from Fidelity Central Funds (including $29,740 from security lending)		109,043
Total income		726,570

Expenses
Management fee	$ 405,018
Transfer agent fees	208,598
Accounting and security lending fees	29,793
Custodian fees and expenses	10,126
Independent trustees' compensation	288
Registration fees	25,213
Audit	37,155
Legal	974
Miscellaneous	3,432
Total expenses before reductions	720,597
Expense reductions	(2,587)	718,010
Net investment income (loss)		8,560
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,107,700
Foreign currency transactions	3,665
Total net realized gain (loss)		7,111,365
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,201,923)
Assets and liabilities in foreign currencies	639
Total change in net unrealized appreciation (depreciation)		(17,201,284)
Net gain (loss)		(10,089,919)
Net increase (decrease) in net assets resulting from operations		$ (10,081,359)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,560	$ (159,828)
Net realized gain (loss)	7,111,365	16,985,095
Change in net unrealized appreciation (depreciation)	(17,201,284)	(1,152,747)
Net increase (decrease) in net assets resulting from operations	(10,081,359)	15,672,520
Distributions to shareholders from net realized gain	(9,951,014)	(13,553,788)
Share transactions Proceeds from sales of shares	36,431,773	153,985,180
Reinvestment of distributions	9,517,533	12,972,279
Cost of shares redeemed	(54,588,877)	(158,997,983)
Net increase (decrease) in net assets resulting from share transactions	(8,639,571)	7,959,476
Redemption fees	7,037	12,848
Total increase (decrease) in net assets	(28,664,907)	10,091,056

Net Assets
Beginning of period	90,806,359	80,715,303
End of period (including undistributed net investment income of $8,513 and accumulated net investment loss of $49, respectively)	$ 62,141,452	$ 90,806,359
Other Information Shares
Sold	853,857	3,267,373
Issued in reinvestment of distributions	225,807	276,911
Redeemed	(1,238,899)	(3,330,188)
Net increase (decrease)	(159,235)	214,096

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 47.31	$ 47.33	$ 43.55	$ 44.83	$ 32.10
Income from Investment Operations
Net investment income (loss) C	.01	(.07)	(.12)	(.18)	(.31)
Net realized and unrealized gain (loss)	(5.79)	6.27	4.70	.19	16.49
Total from investment operations	(5.78)	6.20	4.58	.01	16.18
Distributions from net realized gain	(6.23)	(6.23)	(.80)	(1.30)	(3.47)
Redemption fees added to paid in capital C	- H	.01	- H	.01	.02
Net asset value, end of period	$ 35.30	$ 47.31	$ 47.33	$ 43.55	$ 44.83
Total Return A,B	(13.88)%	13.73%	10.48%	.01%	50.99%
Ratios to Average Net Assets D,F
Expenses before reductions	.99%	1.04%	1.07%	1.07%	1.17%
Expenses net of fee waivers, if any	.99%	1.04%	1.07%	1.07%	1.17%
Expenses net of all reductions	.98%	1.04%	1.04%	1.03%	1.09%
Net investment income (loss)	.01%	(.16)%	(.27)%	(.42)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,141	$ 90,806	$ 80,715	$ 125,615	$ 163,826
Portfolio turnover rate E	68%	179%	48%	88%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Retailing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Retailing Portfolio	-21.43%	11.41%	4.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Retailing Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Retailing Portfolio

Management's Discussion of Fund Performance

Comments from Evan Hornbuckle, Portfolio Manager of Select Retailing Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund was down 21.43%, outperforming the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Retailing Index, which lost 23.90%, but significantly lagging the S&P 500®. I look for three main criteria in selecting investments for the fund: strong businesses selling at attractive valuations; firms that have a competitive advantage; and, given the current economic slowdown, companies whose products are less discretionary and thus harder for consumers to stop buying. Those themes drove the fund's outperformance, particularly in footwear and drug retail, two retail-related areas that were not included in the MSCI index. Relative results also were helped by stock selection in specialty stores. Our shares in Deckers Outdoor soared as sales of its UGG footwear continued to beat Wall Street's expectations. Drug store chain CVS Caremark was a solid contributor that exemplified all three of my major criteria: I bought it at an attractive valuation; the products it sells are less discretionary than many other retail items; and its purchase of pharmacy benefits manager Caremark Rx could give it a competitive advantage over other drug store chains in the future. I owned theatre chain Regal Entertainment Group, another strong relative contributor, because movie ticket sales have historically been less sensitive to a slowing economy and because Regal has been paying a comparatively large stock dividend that can cushion the effect of a falling market. None of the stocks just mentioned were components of the MSCI index. In the specialty stores area, overweighting office supply giant Staples helped relative results as the firm continued to dominate its competitors. On the negative side, I missed most of the strong performance in Internet retail, the best-performing area of the index during the period. Positioning in department stores and in computer and electronics retail also hurt results. I increased our position in Internet jewelry retailer Blue Nile in the belief that sales of engagement rings, the largest part of Blue Nile's business, would be rather recession-proof, and its low-price advantage would help it continue to achieve large market share gains. Sales growth came to a halt early in 2008, however, and our shares declined. Elsewhere in Internet retail, I underweighted Amazon.com and missed a large part of its surge during the period. Underweighting electronics retailer Best Buy also hurt results, as the stock did better than I expected.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Retailing Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Staples, Inc.	11.2	6.6
Deckers Outdoor Corp.	9.3	3.0
Home Depot, Inc.	7.4	14.2
Amazon.com, Inc.	4.7	3.5
Target Corp.	4.7	9.9
OfficeMax, Inc.	3.9	1.6
Lowe's Companies, Inc.	3.5	5.1
Blue Nile, Inc.	3.4	1.9
TJX Companies, Inc.	3.4	2.5
CVS Caremark Corp.	2.4	1.0
	53.9
Top Industries (% of fund's net assets)
As of February 29, 2008
Specialty Retail	53.0%
Multiline Retail	12.2%
Internet & Catalog Retail	11.6%
Textiles, Apparel & Luxury Goods	9.3%
Food & Staples Retailing	4.9%
All Others*	9.0%

As of August 31, 2007
Specialty Retail	54.2%
Multiline Retail	25.2%
Internet & Catalog Retail	9.8%
Textiles, Apparel & Luxury Goods	4.7%
Media	3.5%
All Others*	2.6%

* Includes short-term investments and net other assets.

Annual Report

Select Retailing Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
DISTRIBUTORS - 1.7%
Distributors - 1.7%
Core-Mark Holding Co., Inc. (a)	900	$ 23,913
Genuine Parts Co.	18,800	775,500
		799,413
FOOD & STAPLES RETAILING - 4.9%
Drug Retail - 2.4%
CVS Caremark Corp.	28,600	1,154,868
Hypermarkets & Super Centers - 2.5%
Costco Wholesale Corp.	11,500	712,080
Wal-Mart Stores, Inc.	10,000	495,900
		1,207,980
TOTAL FOOD & STAPLES RETAILING		2,362,848
HOTELS, RESTAURANTS & LEISURE - 0.2%
Leisure Facilities - 0.2%
Life Time Fitness, Inc. (a)	3,800	110,428
INTERNET & CATALOG RETAIL - 11.6%
Catalog Retail - 2.2%
Liberty Media Corp. - Interactive Series A (a)	74,100	1,064,076
Internet Retail - 9.4%
Amazon.com, Inc. (a)	35,000	2,256,450
Blue Nile, Inc. (a)(d)	36,900	1,629,504
IAC/InterActiveCorp (a)	21,200	421,880
Netflix, Inc. (a)(d)	5,800	183,164
		4,490,998
TOTAL INTERNET & CATALOG RETAIL		5,555,074
INTERNET SOFTWARE & SERVICES - 1.5%
Internet Software & Services - 1.5%
eBay, Inc. (a)	27,600	727,536
MEDIA - 3.1%
Movies & Entertainment - 3.1%
Live Nation, Inc. (a)	33,700	400,019
Regal Entertainment Group Class A (d)	55,400	1,093,042
		1,493,061
METALS & MINING - 1.1%
Precious Metals & Minerals - 1.1%
Harry Winston Diamond Corp.	20,300	531,198
MULTILINE RETAIL - 12.2%
Department Stores - 6.2%
JCPenney Co., Inc.	19,600	905,716
Kohl's Corp. (a)	19,200	853,248
Macy's, Inc.	21,400	528,152

	Shares	Value
Nordstrom, Inc.	15,900	$ 588,777
Saks, Inc. (a)	7,600	118,256
		2,994,149
General Merchandise Stores - 6.0%
Dollar Tree Stores, Inc. (a)	11,300	303,179
Family Dollar Stores, Inc.	16,300	312,145
Target Corp.	42,800	2,251,708
		2,867,032
TOTAL MULTILINE RETAIL		5,861,181
SPECIALTY RETAIL - 53.0%
Apparel Retail - 9.8%
Abercrombie & Fitch Co. Class A	10,600	821,818
AnnTaylor Stores Corp. (a)	8,000	192,160
Charming Shoppes, Inc. (a)	21,500	118,465
Citi Trends, Inc. (a)	11,100	161,061
Collective Brands, Inc. (a)	7,400	116,698
Gymboree Corp. (a)	3,900	154,401
Jos. A. Bank Clothiers, Inc. (a)(d)	2,100	47,838
Pacific Sunwear of California, Inc. (a)	9,300	103,788
Ross Stores, Inc.	25,700	715,745
Talbots, Inc. (d)	13,900	113,702
The Men's Wearhouse, Inc.	11,200	258,048
TJX Companies, Inc. (d)	50,400	1,612,800
Tween Brands, Inc. (a)	7,600	224,960
Zumiez, Inc. (a)	5,400	94,932
		4,736,416
Automotive Retail - 6.2%
Advance Auto Parts, Inc.	33,400	1,120,236
AutoZone, Inc. (a)	7,500	863,100
CarMax, Inc. (a)(d)	26,900	493,884
CSK Auto Corp. (a)	100	907
Lithia Motors, Inc. Class A (sub. vtg.)	1,500	15,420
O'Reilly Automotive, Inc. (a)	17,900	482,584
		2,976,131
Computer & Electronics Retail - 4.7%
Best Buy Co., Inc.	14,800	636,548
Gamestop Corp. Class A (a)	16,200	686,232
hhgregg, Inc.	79,700	919,738
		2,242,518
Home Improvement Retail - 13.7%
Home Depot, Inc. (d)	134,200	3,563,010
Lowe's Companies, Inc.	69,800	1,673,106
Lumber Liquidators, Inc.	34,600	316,590
Sherwin-Williams Co.	19,900	1,030,422
		6,583,128
Homefurnishing Retail - 0.6%
Aaron Rents, Inc.	6,900	135,378
Rent-A-Center, Inc. (a)	9,700	166,355
		301,733
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Specialty Stores - 18.0%
A.C. Moore Arts & Crafts, Inc. (a)	16,500	$ 141,405
Barnes & Noble, Inc.	6,300	177,156
Jo-Ann Stores, Inc. (a)	46,000	759,000
OfficeMax, Inc. (d)	88,400	1,880,268
Staples, Inc. (d)	241,800	5,380,050
Tiffany & Co., Inc.	8,200	308,648
		8,646,527
TOTAL SPECIALTY RETAIL		25,486,453
TEXTILES, APPAREL & LUXURY GOODS - 9.3%
Footwear - 9.3%
Deckers Outdoor Corp. (a)	40,300	4,458,792
TOTAL COMMON STOCKS (Cost $49,805,161)		47,385,984
Money Market Funds - 26.5%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	170,957	$ 170,957
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	12,534,725	12,534,725
TOTAL MONEY MARKET FUNDS (Cost $12,705,682)		12,705,682
TOTAL INVESTMENT PORTFOLIO - 125.1% (Cost $62,510,843)		60,091,666
NET OTHER ASSETS - (25.1)%		(12,053,616)
NET ASSETS - 100%		$ 48,038,050
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,654
Fidelity Securities Lending Cash Central Fund	82,300
Total	$ 105,954
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2009 approximately $2,272,922 of losses recognized during the period November 1, 2007 to February 29, 2008.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $11,793,614) - See accompanying schedule: Unaffiliated issuers (cost $49,805,161)	$ 47,385,984
Fidelity Central Funds (cost $12,705,682)	12,705,682
Total Investments (cost $62,510,843)		$ 60,091,666
Cash		517,210
Receivable for investments sold		1,047,304
Receivable for fund shares sold		112,096
Dividends receivable		22,603
Distributions receivable from Fidelity Central Funds		17,124
Prepaid expenses		154
Other receivables		557
Total assets		61,808,714

Liabilities
Payable for investments purchased	$ 1,026,510
Payable for fund shares redeemed	142,290
Accrued management fee	23,680
Other affiliated payables	14,060
Other payables and accrued expenses	29,399
Collateral on securities loaned, at value	12,534,725
Total liabilities		13,770,664

Net Assets		$ 48,038,050
Net Assets consist of:
Paid in capital		$ 51,466,205
Accumulated net investment loss		(304)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,008,674)
Net unrealized appreciation (depreciation) on investments		(2,419,177)
Net Assets, for 1,313,661 shares outstanding		$ 48,038,050
Net Asset Value, offering price and redemption price per share ($48,038,050 ÷ 1,313,661 shares)		$ 36.57

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 549,239
Interest		1,224
Income from Fidelity Central Funds (including $82,300 from security lending)		105,954
Total income		656,417

Expenses
Management fee	$ 369,135
Transfer agent fees	197,174
Accounting and security lending fees	28,343
Custodian fees and expenses	11,154
Independent trustees' compensation	227
Registration fees	28,727
Audit	36,868
Legal	529
Miscellaneous	2,838
Total expenses before reductions	674,995
Expense reductions	(2,208)	672,787
Net investment income (loss)		(16,370)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,107,467
Foreign currency transactions	(495)
Total net realized gain (loss)		6,106,972
Change in net unrealized appreciation (depreciation) on investment securities		(19,430,381)
Net gain (loss)		(13,323,409)
Net increase (decrease) in net assets resulting from operations		$ (13,339,779)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Retailing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (16,370)	$ 470,545
Net realized gain (loss)	6,106,972	7,938,899
Change in net unrealized appreciation (depreciation)	(19,430,381)	3,818,862
Net increase (decrease) in net assets resulting from operations	(13,339,779)	12,228,306
Distributions to shareholders from net investment income	(352,022)	-
Distributions to shareholders from net realized gain	(10,059,043)	(5,786,015)
Total distributions	(10,411,065)	(5,786,015)
Share transactions Proceeds from sales of shares	38,803,095	125,590,066
Reinvestment of distributions	9,647,189	5,539,472
Cost of shares redeemed	(60,520,827)	(120,775,927)
Net increase (decrease) in net assets resulting from share transactions	(12,070,543)	10,353,611
Redemption fees	16,684	37,760
Total increase (decrease) in net assets	(35,804,703)	16,833,662

Net Assets
Beginning of period	83,842,753	67,009,091
End of period (including accumulated net investment loss of $304 and undistributed net investment income of $470,109, respectively)	$ 48,038,050	$ 83,842,753
Other Information Shares
Sold	788,545	2,368,259
Issued in reinvestment of distributions	213,788	105,399
Redeemed	(1,213,769)	(2,268,109)
Net increase (decrease)	(211,436)	205,549

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 54.98	$ 50.78	$ 50.89	$ 47.39	$ 30.72
Income from Investment Operations
Net investment income (loss) C	(.01)	.30 F	(.10)	(.01)	(.19)
Net realized and unrealized gain (loss)	(10.59)	7.46	6.24	4.00	16.83
Total from investment operations	(10.60)	7.76	6.14	3.99	16.64
Distributions from net investment income	(.22)	-	-	(.01)	-
Distributions from net realized gain	(7.60)	(3.58)	(6.29)	(.50)	-
Total distributions	(7.82)	(3.58)	(6.29)	(.51)	-
Redemption fees added to paid in capital C	.01	.02	.04	.02	.03
Net asset value, end of period	$ 36.57	$ 54.98	$ 50.78	$ 50.89	$ 47.39
Total Return A,B	(21.43)%	15.79%	12.77%	8.47%	54.26%
Ratios to Average Net Assets D,G
Expenses before reductions	1.02%	1.06%	1.06%	1.08%	1.31%
Expenses net of fee waivers, if any	1.02%	1.06%	1.06%	1.08%	1.31%
Expenses net of all reductions	1.02%	1.06%	1.04%	1.03%	1.28%
Net investment income (loss)	(.02)%	.58% F	(.20)%	(.02)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,038	$ 83,843	$ 67,009	$ 105,346	$ 87,086
Portfolio turnover rate E	260%	202%	114%	94%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects special dividends which amounted to $.37 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.13)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended February 28, 2007, Select Retailing Portfolio's dividend income has been reduced $65,880 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on the Funds' net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Automotive Portfolio	$ 39,919,853	$ 290,081	$ (10,930,701)	$ (10,640,620)
Construction and Housing Portfolio	116,367,000	8,962,406	(15,740,420)	(6,778,014)
Consumer Discretionary Portfolio	28,430,727	1,568,919	(3,300,915)	(1,731,996)
Leisure Portfolio	248,762,571	26,811,682	(24,968,720)	1,842,962
Multimedia Portfolio	74,647,953	6,288,312	(4,890,389)	1,397,923
Retailing Portfolio	65,158,645	2,202,899	(7,269,878)	(5,066,979)
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Construction and Housing Portfolio	$ 125,208	$ 2,246,612
Consumer Discretionary Portfolio	11,191	-
Leisure Portfolio	432,009	591,638
Multimedia Portfolio	3,230	1,234,797

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 29, 2008	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 1,066,020	$ 146,700	$ 1,212,720
Construction and Housing Portfolio	364,617	9,440,593	9,805,210
Consumer Discretionary Portfolio	613,515	3,553,954	4,167,469
Leisure Portfolio	7,963,826	8,869,024	16,832,850
Multimedia Portfolio	-	9,951,014	9,951,014
Retailing Portfolio	624,016	9,787,049	10,411,065
February 28, 2007	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 88,153	$ -	$ 88,153
Construction and Housing Portfolio	164,323	21,267,651	21,431,974
Consumer Discretionary Portfolio	338,288	3,325,645	3,663,933
Leisure Portfolio	1,925,823	31,686,731	33,612,554
Multimedia Portfolio	934,772	12,619,015	13,553,787
Retailing Portfolio	-	5,786,015	5,786,015

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	105,923,437	116,948,222
Construction and Housing Portfolio	108,809,956	154,559,867
Consumer Discretionary Portfolio	35,547,662	46,687,163
Leisure Portfolio	179,461,773	207,622,375
Multimedia Portfolio	48,661,839	69,948,724
Retailing Portfolio	172,734,008	195,618,719

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.26%	.55%
Construction and Housing Portfolio	.30%	.26%	.56%
Consumer Discretionary Portfolio	.30%	.26%	.56%
Leisure Portfolio	.30%	.26%	.56%
Multimedia Portfolio	.30%	.26%	.56%
Retailing Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.28%
Construction and Housing Portfolio	.30%
Consumer Discretionary Portfolio	.30%
Leisure Portfolio	.28%
Multimedia Portfolio	.29%
Retailing Portfolio	.30%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 6,374
Construction and Housing Portfolio	1,800
Consumer Discretionary Portfolio	1,004
Leisure Portfolio	471
Multimedia Portfolio	1,864
Retailing Portfolio	883

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Amount
Automotive Portfolio	$ 94
Construction and Housing Portfolio	268
Consumer Discretionary Portfolio	81
Leisure Portfolio	581
Multimedia Portfolio	197
Retailing Portfolio	163

During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse Funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Automotive Portfolio	1.15%	$ 16,354

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Automotive Portfolio	$ 2,403	$ -	$ 251
Construction and Housing Portfolio	2,972	-	3,012
Consumer Discretionary Portfolio	329	-	1,348
Leisure Portfolio	3,313	460	2,903
Multimedia Portfolio	389	-	2,168
Retailing Portfolio	1,413	-	764

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts:

Automotive Portfolio	$ 8,884
Construction and Housing Portfolio	23,482
Consumer Discretionary Portfolio	8,028
Leisure Portfolio	48,020
Multimedia Portfolio	49,336
Retailing Portfolio	21,567

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Porfolio, Multimedia Portfolio, Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Porfolio, Multimedia Portfolio, Retailing Portfolio (funds of Fidelity Select Portfolios) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Automotive Portfolio, Select Construction & Housing Portfolio, Select Consumer Discretionary Portfolio, Select Leisure Portfolio, Select Multimedia Portfolio, and Select Retailing Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Construction and Housing Portfolio	04/14/08	04/11/08	$0.05	$0.85
Select Consumer Discretionary Portfolio	04/14/08	04/11/08	-	$0.01
Select Leisure Portfolio	04/14/08	04/11/08	$0.07	$0.28
Select Multimedia Portfolio	04/14/08	04/11/08	-	$0.86

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select Automotive Portfolio	$146,575
Select Construction and Housing Portfolio	$14,510,377
Select Consumer Discretionary Portfolio	$1,656,919
Select Leisure Portfolio	$7,880,615
Select Multimedia Portfolio	$5,511,576
Select Retailing Portfolio	$8,890,551

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Automotive Portfolio	-	30%
Select Construction and Housing Portfolio	100%	100%
Select Consumer Discretionary Portfolio	99%	51%
Select Leisure Portfolio	1%	92%
Select Multimedia Portfolio	100%	-
Select Retailing Portfolio	100%	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2007	December 2007
Select Automotive Portfolio	-	37%
Select Construction and Housing Portfolio	100%	100%
Select Consumer Discretionary Portfolio	99%	62%
Select Leisure Portfolio	6%	100%
Select Multimedia Portfolio	100%	-
Select Retailing Portfolio	100%	-

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
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Fidelity®

Select Portfolios®

Consumer Staples Sector

Select Consumer Staples Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Select Consumer Staples Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Consumer Staples	13.72%	16.09%	7.77%

Prior to October 1, 2006, Select Consumer Staples Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples, a class of the fund, on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Consumer Staples Portfolio

Management's Discussion of Fund Performance

Comments from Robert Lee, Portfolio Manager of Select Consumer Staples Portfolio

It was a disappointing year for U.S. equity investors, as a credit freeze and a growing awareness of the problems facing the U.S. consumer led to negative returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, Consumer Staples returned 13.72%, significantly outpacing the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Staples Index, which rose 7.22%, as well as the S&P 500®. I'm pursuing three general themes in this fund: companies with exposure to faster-growth parts of the world; companies that benefit from consumers "trading up" to higher-quality brands; and companies whose stocks are attractively valued - i.e., selling at below-average prices for what I believe is above-average growth potential. Relative to the MSCI index, these themes played out particularly well for our holdings in packaged food companies, brewers, soft drink firms and tobacco companies. Our stake in Swiss food conglomerate Nestle benefited from all three of the portfolio's major themes: Profits were buoyed by strong sales in emerging markets; I bought the stock at an attractive valuation; and many of Nestle's brands benefit from strong consumer loyalty that makes them less exposed to price competition. British American Tobacco (BAT) was a similar story, purchased at an attractive valuation and propelled by robust sales growth in emerging markets. Strong performance by our holdings in Belgium-based InBev, one of the world's largest brewers, and Souza Cruz, the largest cigarette maker in Brazil, also was driven by increasing sales in emerging markets. Our shares in Coca-Cola Hellenic, a dominant soft drink distributor in southern and eastern Europe, appreciated sharply. I invested in Numico, a Dutch maker of infant and clinical nutrition products, when its shares dipped to an attractive price, and I sold our position at a healthy profit when another firm later made a buyout offer for Numico. None of the stocks just mentioned were components of the MSCI index. Since I have been focusing the fund on companies that conduct business in many international markets, the continued deterioration in the value of the U.S. dollar versus other currencies increased the value of those businesses as measured in U.S. dollars, which benefited relative performance as well. On the negative side, relative performance was hurt by holdings in related areas that were outside our consumer staples benchmark, notably restaurants and food technology. Key individual detractors included food technology firm Senomyx and Norway-headquartered Marine Harvest ASA, the world's largest fish farmer, whose shares declined when some of its farms were hit by disease. Brewer SABMiller detracted from results as well. SABMiller, Marine Harvest and Senomyx were not components of the sector benchmark. Underweighting tobacco conglomerate Altria, a large index component, hurt relative performance as its stock moved higher. I had underweighted Altria in favor of BAT and its subsidiary Souza Cruz, which I felt were better opportunities in tobacco, and they more than offset the drag from being underweighted in Altria.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 1,037.60	$ 5.93
HypotheticalA	$ 1,000.00	$ 1,019.05	$ 5.87
Class T
Actual	$ 1,000.00	$ 1,036.00	$ 7.34
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.27
Class B
Actual	$ 1,000.00	$ 1,033.60	$ 9.81
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 1,033.80	$ 9.56
HypotheticalA	$ 1,000.00	$ 1,015.47	$ 9.47
Consumer Staples
Actual	$ 1,000.00	$ 1,039.00	$ 4.51
HypotheticalA	$ 1,000.00	$ 1,020.44	$ 4.47
Institutional Class
Actual	$ 1,000.00	$ 1,039.30	$ 4.21
HypotheticalA	$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.17%
Class T	1.45%
Class B	1.94%
Class C	1.89%
Consumer Staples	.89%
Institutional Class	.83%

Annual Report

Select Consumer Staples Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	15.5	16.3
The Coca-Cola Co.	9.7	8.8
PepsiCo, Inc.	7.8	7.8
CVS Caremark Corp.	5.9	5.5
Nestle SA sponsored ADR	5.0	4.1
Altria Group, Inc.	4.1	4.4
British American Tobacco PLC sponsored ADR	3.6	4.4
Colgate-Palmolive Co.	3.4	4.0
Avon Products, Inc.	3.0	1.9
Wal-Mart Stores, Inc.	3.0	4.8
	61.0
Top Industries (% of fund's net assets)
As of February 29, 2008
Beverages	31.0%
Household Products	19.7%
Food & Staples Retailing	17.4%
Food Products	15.9%
Tobacco	9.5%
All Others*	6.5%

As of August 31, 2007
Beverages	26.4%
Household Products	20.8%
Food & Staples Retailing	20.4%
Food Products	14.2%
Tobacco	11.3%
All Others *	6.9%

* Includes short-term investments and net other assets.

Annual Report

Select Consumer Staples Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
BEVERAGES - 31.0%
Brewers - 6.5%
Anadolu Efes Biracilik ve Malt Sanyii AS	172,759	$ 1,939,204
Boston Beer Co., Inc. Class A (a)	100	3,566
Carlsberg AS Series B	15,000	1,864,119
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	100	8,148
Grupo Modelo SA de CV Series C	100	453
Heineken NV (Bearer)	173,600	9,790,155
InBev SA	124,200	11,224,232
Molson Coors Brewing Co. Class B	297,180	16,035,833
SABMiller plc	277,550	5,814,673
		46,680,383
Distillers & Vintners - 4.2%
Brown-Forman Corp. Class B (non-vtg.)	27,900	1,779,183
Constellation Brands, Inc. Class A (sub. vtg.) (a)	285,800	5,490,218
Diageo PLC sponsored ADR	129,000	10,590,900
Pernod Ricard SA	102,800	10,873,780
Remy Cointreau SA	29,000	1,821,817
		30,555,898
Soft Drinks - 20.3%
Coca-Cola Amatil Ltd.	208,000	1,846,198
Coca-Cola Femsa SA de CV sponsored ADR	110,600	5,799,864
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	119,100	5,191,569
Coca-Cola Icecek AS	182,000	1,789,431
Cott Corp. (a)	275,000	628,779
Fomento Economico Mexicano SA de CV sponsored ADR	118,000	4,720,000
Hansen Natural Corp. (a)	100	4,150
Jones Soda Co. (a)	1,000	5,330
PepsiCo, Inc.	810,000	56,343,600
The Coca-Cola Co.	1,194,100	69,807,086
		146,136,007
TOTAL BEVERAGES		223,372,288
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
Senomyx, Inc. (a)	201,300	1,368,840
FOOD & STAPLES RETAILING - 17.4%
Drug Retail - 8.5%
CVS Caremark Corp.	1,048,300	42,330,354
Rite Aid Corp. (a)(d)	463,400	1,237,278
Walgreen Co.	491,900	17,959,269
		61,526,901

	Shares	Value
Food Distributors - 1.6%
Sysco Corp.	355,400	$ 9,972,524
United Natural Foods, Inc. (a)	72,900	1,233,468
		11,205,992
Food Retail - 4.3%
Kroger Co.	773,200	18,750,100
Safeway, Inc.	332,800	9,564,672
SUPERVALU, Inc.	106,500	2,795,625
Tesco PLC	100	790
The Great Atlantic & Pacific Tea Co. (a)	100	2,708
		31,113,895
Hypermarkets & Super Centers - 3.0%
Wal-Mart Stores, Inc. (d)	428,400	21,244,356
TOTAL FOOD & STAPLES RETAILING		125,091,144
FOOD PRODUCTS - 15.9%
Agricultural Products - 3.3%
Archer Daniels Midland Co. (d)	309,100	13,940,410
Bunge Ltd.	65,100	7,215,684
Corn Products International, Inc.	39,700	1,457,387
Nutreco Holding NV	14,900	1,059,861
		23,673,342
Packaged Foods & Meats - 12.6%
BioMar Holding AS	13,800	508,433
Cadbury Schweppes PLC sponsored ADR	105,200	4,718,220
Campbell Soup Co.	45,000	1,453,050
Chiquita Brands International, Inc. (a)	54,500	1,115,615
Dean Foods Co.	65,800	1,416,016
Groupe Danone	101,200	7,767,100
Hershey Co.	100	3,708
Industrias Bachoco SA de CV sponsored ADR	100	2,930
Kellogg Co.	60,400	3,063,488
Koninklijke Wessanen NV	100	1,338
Kraft Foods, Inc. Class A	357,000	11,127,690
Lindt & Spruengli AG	59	2,096,917
Marine Harvest ASA (a)(d)	3,626,000	2,147,914
Nestle SA sponsored ADR	302,800	36,033,200
Smithfield Foods, Inc. (a)	100	2,755
Tootsie Roll Industries, Inc.	1	24
TreeHouse Foods, Inc. (a)	100	2,217
Tyson Foods, Inc. Class A	54,900	791,109
Unilever NV (NY Shares)	531,200	16,520,320
Wimm-Bill-Dann Foods OJSC sponsored ADR	16,000	1,684,160
		90,456,204
TOTAL FOOD PRODUCTS		114,129,546
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.0%
Restaurants - 0.0%
Panera Bread Co. Class A (a)	100	$ 3,737
Starbucks Corp. (a)	100	1,797
		5,534
HOUSEHOLD DURABLES - 0.0%
Housewares & Specialties - 0.0%
Tupperware Brands Corp.	100	3,648
HOUSEHOLD PRODUCTS - 19.7%
Household Products - 19.7%
Central Garden & Pet Co.	1,000	4,930
Colgate-Palmolive Co.	325,800	24,790,122
Kimberly-Clark Corp.	85,600	5,579,408
Procter & Gamble Co.	1,689,897	111,837,383
Pz Cussons PLC Class L	100	351
		142,212,194
PERSONAL PRODUCTS - 3.9%
Personal Products - 3.9%
Avon Products, Inc.	575,500	21,903,530
Bare Escentuals, Inc. (a)(d)	63,205	1,730,553
Estee Lauder Companies, Inc. Class A	42,000	1,788,360
Herbalife Ltd.	41,900	1,752,677
Physicians Formula Holdings, Inc. (a)	134,900	1,063,012
		28,238,132
PHARMACEUTICALS - 0.5%
Pharmaceuticals - 0.5%
Johnson & Johnson	58,600	3,630,856
TOBACCO - 9.5%
Tobacco - 9.5%
Altria Group, Inc.	408,000	29,841,120

	Shares	Value
British American Tobacco PLC sponsored ADR	345,100	$ 26,020,540
Japan Tobacco, Inc.	407	2,055,940
KT&G Corp.	41,000	3,382,763
Loews Corp. - Carolina Group	24,200	1,822,018
Souza Cruz Industria Comerico	181,800	5,315,194
		68,437,575
TOTAL COMMON STOCKS (Cost $646,297,183)		706,489,757
Money Market Funds - 7.3%

Fidelity Cash Central Fund, 3.24% (b)	17,895,644	17,895,644
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	34,579,650	34,579,650
TOTAL MONEY MARKET FUNDS (Cost $52,475,294)		52,475,294
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $698,772,477)		758,965,051
NET OTHER ASSETS - (5.4)%		(38,587,793)
NET ASSETS - 100%		$ 720,377,258
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 620,233
Fidelity Securities Lending Cash Central Fund	275,887
Total	$ 896,120
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	73.2%
United Kingdom	6.6%
Switzerland	5.3%
Netherlands	3.9%
France	2.8%
Belgium	1.5%
Mexico	1.5%
Bermuda	1.0%
Others (individually less than 1%)	4.2%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $32,445,761) - See accompanying schedule: Unaffiliated issuers (cost $646,297,183)	$ 706,489,757
Fidelity Central Funds (cost $52,475,294)	52,475,294
Total Investments (cost $698,772,477)		$ 758,965,051
Receivable for investments sold		6,723,906
Receivable for fund shares sold		3,206,800
Dividends receivable		514,558
Distributions receivable from Fidelity Central Funds		85,349
Prepaid expenses		1,386
Other receivables		3,365
Total assets		769,500,415

Liabilities
Payable for investments purchased	$ 12,957,359
Payable for fund shares redeemed	1,007,196
Accrued management fee	326,546
Distribution fees payable	26,363
Other affiliated payables	161,746
Other payables and accrued expenses	64,297
Collateral on securities loaned, at value	34,579,650
Total liabilities		49,123,157

Net Assets		$ 720,377,258
Net Assets consist of:
Paid in capital		$ 659,839,070
Undistributed net investment income		1,685,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,342,192)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		60,195,076
Net Assets		$ 720,377,258

Statement of Assets and Liabilities - continued

February 29, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,795,807 ÷ 376,948 shares)	$ 63.13

Maximum offering price per share (100/94.25 of $63.13)	$ 66.98
Class T: Net Asset Value and redemption price per share ($6,298,289 ÷ 100,077 shares)	$ 62.93

Maximum offering price per share (100/96.50 of $62.93)	$ 65.21
Class B: Net Asset Value and offering price per share ($4,884,229 ÷ 77,911 shares)A	$ 62.69

Class C: Net Asset Value and offering price per share ($19,790,824 ÷ 316,110 shares)A	$ 62.61

Consumer Staples: Net Asset Value, offering price and redemption price per share ($655,224,083 ÷ 10,359,349 shares)	$ 63.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,384,026 ÷ 164,255 shares)	$ 63.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Consumer Staples Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 9,388,271
Interest		23,896
Income from Fidelity Central Funds		896,120
Total income		10,308,287

Expenses
Management fee	$ 2,861,176
Transfer agent fees	1,298,752
Distribution fees	124,810
Accounting and security lending fees	197,163
Custodian fees and expenses	102,237
Independent trustees' compensation	1,896
Registration fees	127,212
Audit	42,064
Legal	2,244
Miscellaneous	23,088
Total expenses before reductions	4,780,642
Expense reductions	(67,555)	4,713,087
Net investment income (loss)		5,595,200
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,797,471
Foreign currency transactions	(16,225)
Total net realized gain (loss)		16,781,246
Change in net unrealized appreciation (depreciation) on: Investment securities	23,841,625
Assets and liabilities in foreign currencies	2,450
Total change in net unrealized appreciation (depreciation)		23,844,075
Net gain (loss)		40,625,321
Net increase (decrease) in net assets resulting from operations		$ 46,220,521

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,595,200	$ 2,292,472
Net realized gain (loss)	16,781,246	23,009,399
Change in net unrealized appreciation (depreciation)	23,844,075	13,327,382
Net increase (decrease) in net assets resulting from operations	46,220,521	38,629,253
Distributions to shareholders from net investment income	(4,297,338)	(1,582,908)
Distributions to shareholders from net realized gain	(21,936,184)	(15,661,672)
Total distributions	(26,233,522)	(17,244,580)
Share transactions - net increase (decrease)	323,338,123	230,543,294
Redemption fees	70,107	47,547
Total increase (decrease) in net assets	343,395,229	251,975,514

Net Assets
Beginning of period	376,982,029	125,006,515
End of period (including undistributed net investment income of $1,685,304 and undistributed net investment income of $810,260, respectively)	$ 720,377,258	$ 376,982,029

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.53	(.01)
Net realized and unrealized gain (loss)	7.29	1.28
Total from investment operations	7.82	1.27
Distributions from net investment income	(.42)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.86)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 63.13	$ 58.16
Total Return B,C,D	13.38%	2.23%
Ratios to Average Net Assets F,I
Expenses before reductions	1.19%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.29% A
Expenses net of all reductions	1.19%	1.28% A
Net investment income (loss)	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,796	$ 986
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.36	(.01)
Net realized and unrealized gain (loss)	7.29	1.18
Total from investment operations	7.65	1.17
Distributions from net investment income	(.35)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.79)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 62.93	$ 58.06
Total Return B,C,D	13.11%	2.06%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.46%	1.61% A
Expenses net of fee waivers, if any	1.46%	1.61% A
Expenses net of all reductions	1.46%	1.60% A
Net investment income (loss)	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,298	$ 529
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.04	(.07)
Net realized and unrealized gain (loss)	7.27	1.18
Total from investment operations	7.31	1.11
Distributions from net investment income	(.19)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.63)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 62.69	$ 58.00
Total Return B,C,D	12.53%	1.95%
Ratios to Average Net Assets F,I
Expenses before reductions	1.96%	2.09% A
Expenses net of fee waivers, if any	1.96%	2.09% A
Expenses net of all reductions	1.96%	2.09% A
Net investment income (loss)	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,884	$ 226
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.06	(.08)
Net realized and unrealized gain (loss)	7.28	1.18
Total from investment operations	7.34	1.10
Distributions from net investment income	(.29)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.73)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 62.61	$ 57.99
Total Return B,C,D	12.58%	1.93%
Ratios to Average Net Assets F,I
Expenses before reductions	1.93%	2.14% A
Expenses net of fee waivers, if any	1.93%	2.14% A
Expenses net of all reductions	1.92%	2.14% A
Net investment income (loss)	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,791	$ 178
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Consumer Staples

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 58.13	$ 52.18	$ 51.42	$ 46.50	$ 35.71
Income from Investment Operations
Net investment income (loss) C	.71	.56	.50	.29	.22
Net realized and unrealized gain (loss)	7.30	8.88	3.25	4.90	10.80
Total from investment operations	8.01	9.44	3.75	5.19	11.02
Distributions from net investment income	(.46)	(.32)	(.44)	(.29)	(.24)
Distributions from net realized gain	(2.44)	(3.18)	(2.56)	-	-
Total distributions	(2.90)	(3.50)	(3.00)	(.29)	(.24)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 63.25	$ 58.13	$ 52.18	$ 51.42	$ 46.50
Total Return A,B	13.72%	18.43%	7.50%	11.24%	30.94%
Ratios to Average Net Assets D,F
Expenses before reductions	.91%	1.01%	1.04%	1.06%	1.27%
Expenses net of fee waivers, if any	.90%	.99%	1.04%	1.06%	1.27%
Expenses net of all reductions	.90%	.98%	1.03%	1.05%	1.25%
Net investment income (loss)	1.12%	.99%	.97%	.61%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 655,224	$ 374,930	$ 125,007	$ 139,328	$ 104,436
Portfolio turnover rate E	71%	99%	75%	86%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	.74	.07
Net realized and unrealized gain (loss)	7.30	1.16
Total from investment operations	8.04	1.23
Distributions from net investment income	(.51)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.95)	-
Redemption fees added to paid in capital D	.01	- J
Net asset value, end of period	$ 63.22	$ 58.12
Total Return B,C	13.77%	2.16%
Ratios to Average Net Assets E,H
Expenses before reductions	.85%	1.00% A
Expenses net of fee waivers, if any	.85%	1.00% A
Expenses net of all reductions	.84%	1.00% A
Net investment income (loss)	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,384	$ 132
Portfolio turnover rate F	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 76,807,189
Unrealized depreciation	(19,342,868)
Net unrealized appreciation (depreciation)	57,464,321
Undistributed ordinary income	416,885

Cost for federal income tax purposes	$ 701,500,730

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 15,086,000	$ 1,582,908
Long-term Capital Gains	11,147,522	15,661,672
Total	$ 26,233,522	$ 17,244,580

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $662,284,483 and $360,615,711, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 17,277	$ 2,025
Class T	.25%	.25%	26,470	558
Class B	.75%	.25%	19,856	15,168
Class C	.75%	.25%	61,207	34,937
			$ 124,810	$ 52,688

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,636
Class T	8,439
Class B*	2,863
Class C*	1,508
67,446

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the sub-transfer agent for Consumer Staples shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 19,257.28
Class T	15,907.30
Class B	5,775.29
Class C	15,235.25
Consumer Staples	1,237,519.25
Institutional Class	5,059.19
	$ 1,298,752

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,807 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,126 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $275,887.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Consumer Staples operating expenses. During the period, this reimbursement reduced the class' expenses by $40,354.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $19,534 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,122. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 5
Consumer Staples	4,466
$ 4,471

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $32,014.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended February 29,	2008	2007A
From net investment income
Class A	$ 54,271	$ -
Class T	42,873	-
Class B	7,270	-
Class C	46,840	-
Consumer Staples	4,124,954	1,582,908
Institutional Class	21,130	-
Total	$ 4,297,338	$ 1,582,908
From net realized gain
Class A	$ 279,894	$ -
Class T	271,554	-
Class B	90,489	-
Class C	308,038	-
Consumer Staples	20,893,023	15,661,672
Institutional Class	93,186	-
Total	$ 21,936,184	$ 15,661,672

A Distributions for Class A, Class T, Class B, Class C, and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Year ended February 29,	2008	2007A	2008	2007A
Class A
Shares sold	394,208	17,300	$ 25,121,582	$ 1,017,780
Reinvestment of distributions	4,833	-	319,149	-
Shares redeemed	(39,053)	(340)	(2,497,211)	(20,214)
Net increase (decrease)	359,988	16,960	$ 22,943,520	$ 997,566
Class T
Shares sold	195,158	9,119	$ 12,251,985	$ 531,803
Reinvestment of distributions	4,490	-	296,489	-
Shares redeemed	(108,690)	-	(6,862,659)	-
Net increase (decrease)	90,958	9,119	$ 5,685,815	$ 531,803
Class B
Shares sold	76,823	3,902	$ 4,855,507	$ 225,744
Reinvestment of distributions	1,410	-	92,490	-
Shares redeemed	(4,224)	-	(268,236)	-
Net increase (decrease)	74,009	3,902	$ 4,679,761	$ 225,744
Class C
Shares sold	328,900	3,073	$ 21,121,099	$ 177,350
Reinvestment of distributions	4,849	-	319,529	-
Shares redeemed	(20,712)	-	(1,307,625)	-
Net increase (decrease)	313,037	3,073	$ 20,133,003	$ 177,350
Consumer Staples
Shares sold	8,600,962	6,369,570	$ 555,032,219	$ 359,958,201
Reinvestment of distributions	360,932	292,584	23,544,138	16,482,463
Shares redeemed	(5,052,205)	(2,608,360)	(318,954,187)	(147,956,526)
Net increase (decrease)	3,909,689	4,053,794	$ 259,622,170	$ 228,484,138
Institutional Class
Shares sold	204,550	4,028	$ 13,014,809	$ 230,500
Reinvestment of distributions	995	-	65,503	-
Shares redeemed	(43,560)	(1,758)	(2,806,458)	(103,807)
Net increase (decrease)	161,985	2,270	$ 10,273,854	$ 126,693

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Consumer Staples Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Consumer Staples Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Select Consumer Staples Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Select Consumer Staples Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Consumer Staples Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Consumer Staples Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Consumer Staples Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Consumer Staples Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Consumer Staples Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Consumer Staples Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Consumer Staples Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Consumer Staples Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Consumer Staples Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Select Consumer Staples Portfolio voted to pay on April 14, 2008, to shareholders of record at the opening of business on April 11, 2008, a distribution of $.025 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.009 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2008, $8,761,249, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

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Annual Report

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Fidelity®

Select Portfolios®

Financials Sector

Select Banking Portfolio

Select Brokerage and Investment Management Portfolio

Select Financial Services Portfolio

Select Home Finance Portfolio

Select Insurance Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Financials Sector
Banking	<Click Here>
Brokerage and Investment Management	<Click Here>
Financial Services	<Click Here>
Home Finance	<Click Here>
Insurance	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Banking Portfolio
Actual	$ 1,000.00	$ 761.70	$ 3.99
HypotheticalA	$ 1,000.00	$ 1,020.34	$ 4.57
Brokerage and Investment Management Portfolio
Actual	$ 1,000.00	$ 952.20	$ 4.27
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.42
Financial Services Portfolio
Actual	$ 1,000.00	$ 803.30	$ 4.04
HypotheticalA	$ 1,000.00	$ 1,020.39	$ 4.52
Home Finance Portfolio
Actual	$ 1,000.00	$ 675.00	$ 3.87
HypotheticalA	$ 1,000.00	$ 1,020.24	$ 4.67
Insurance Portfolio
Actual	$ 1,000.00	$ 838.80	$ 4.30
HypotheticalA	$ 1,000.00	$ 1,020.19	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Banking Portfolio	.91%
Brokerage and Investment Management Portfolio	.88%
Financial Services Portfolio	.90%
Home Finance Portfolio	.93%
Insurance Portfolio	.94%

Annual Report

Select Banking Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Banking Portfolio	-27.30%	3.94%	2.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Banking Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard and Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Banking Portfolio

Management's Discussion of Fund Performance

Comments from Ramona Persaud, Portfolio Manager of Select Banking Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months that ended February 29, 2008, the fund returned -27.30%, handily outperforming the -33.58% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Banks Index but lagging the S&P 500®. Relative to the MSCI index, the fund benefited from a considerable underweighting in thrifts/mortgage finance - along with good stock picking there - as well as from strong stock selection and an overweighting in diversified banks. An out-of-benchmark stake in asset management and custody banks also was helpful, as was keeping some of the fund in cash. Stock selection in regional banks helped further, but was offset by underweighting that group. Top contributions came from significantly underweighting two index components: thrift/mortgage finance company Washington Mutual and National City, a regional bank located in Cleveland. Fund holdings that outperformed included out-of-benchmark stakes in Brazilian bank Unibanco and mortgage real estate investment trust (REIT) Annaly Capital Management. Among the detractors were an underweighting in Minneapolis-based diversified bank U.S. Bancorp, a position in mortgage insurance provider Radian Group and an out-of-index stake in financial services provider Citigroup.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Banking Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	14.2	18.0
Wachovia Corp.	7.2	11.7
U.S. Bancorp, Delaware	6.0	6.4
PNC Financial Services Group, Inc.	4.3	3.4
SunTrust Banks, Inc.	3.9	2.9
Freddie Mac	3.5	3.2
BB&T Corp.	3.3	1.2
Fannie Mae	3.2	6.8
Hudson City Bancorp, Inc.	2.1	1.4
Fifth Third Bancorp	1.8	0.7
	49.5
Top Industries (% of fund's net assets)
As of February 29, 2008
Commercial Banks	69.3%
Thrifts & Mortgage Finance	16.3%
Diversified Financial Services	4.1%
Capital Markets	3.6%
Real Estate Investment Trusts	1.2%
All Others*	5.5%

As of August 31, 2007
Commercial Banks	67.1%
Thrifts & Mortgage Finance	16.3%
Diversified Financial Services	2.4%
Capital Markets	2.3%
Insurance	1.6%
All Others*	10.3%

* Includes short-term investments and net other assets.

Annual Report

Select Banking Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CAPITAL MARKETS - 3.6%
Asset Management & Custody Banks - 3.0%
Ares Capital Corp.	11,102	$ 142,328
Bank of New York Mellon Corp.	49,803	2,184,858
Franklin Resources, Inc.	16,100	1,519,357
Legg Mason, Inc.	4,700	310,388
Northern Trust Corp.	29,500	1,995,085
State Street Corp.	22,673	1,780,964
T. Rowe Price Group, Inc.	15,600	788,268
		8,721,248
Diversified Capital Markets - 0.0%
Investec PLC	26,800	194,791
Investment Banking & Brokerage - 0.6%
Goldman Sachs Group, Inc.	2,500	424,075
Lehman Brothers Holdings, Inc.	11,100	565,989
Macquarie Group Ltd.	6,582	328,708
MF Global Ltd.	24,100	422,955
		1,741,727
TOTAL CAPITAL MARKETS		10,657,766
COMMERCIAL BANKS - 69.3%
Diversified Banks - 30.1%
Banco do Brasil SA	68,000	1,130,658
Bank Hapoalim BM (Reg.)	81,000	357,342
Bank of Cyprus Public Co. Ltd.	22,021	266,327
Bank of Montreal	2,100	106,062
Bank of Piraeus	11,850	352,675
Commonwealth Bank of Australia	8,075	312,695
EFG Eurobank Ergasias SA	12,480	359,472
ICICI Bank Ltd.	7,087	189,333
Intesa Sanpaolo SpA	33,340	223,906
National Bank of Greece SA	5,300	287,142
Raiffeisen International Bank Holding AG	3,000	384,376
Societe Generale Series A	1,800	192,580
Sumitomo Trust & Banking Co. Ltd.	37,000	249,243
U.S. Bancorp, Delaware (d)	549,600	17,598,192
Uniao de Bancos Brasileiros SA (Unibanco) GDR	22,400	3,037,888
UniCredit SpA	36,300	266,917
Union Bank of India	67,088	319,721
Wachovia Corp.	689,592	21,115,307
Wells Fargo & Co. (d)	1,423,756	41,616,385
		88,366,221
Regional Banks - 39.2%
Associated Banc-Corp.	101,920	2,539,846
Bank of Hawaii Corp.	73,600	3,534,272
Banner Corp.	15,900	344,394
BB&T Corp. (d)	307,542	9,573,782
BOK Financial Corp.	31,300	1,618,836
Boston Private Financial Holdings, Inc. (d)	48,900	673,353

	Shares	Value
Capitol Bancorp Ltd. (d)	54,500	$ 1,014,790
Cascade Bancorp (d)	45,150	458,724
Cathay General Bancorp	24,200	530,464
Center Financial Corp., California	63,100	613,963
Central Pacific Financial Corp.	31,300	578,737
City Bank Lynnwood, Washington	23,500	433,340
City National Corp.	37,000	1,896,250
CoBiz, Inc.	26,500	325,685
Colonial Bancgroup, Inc. (d)	122,800	1,483,424
Columbia Banking Systems, Inc.	48,300	1,115,247
Commerce Bancorp, Inc.	106,300	4,016,014
Commerce Bancshares, Inc.	47,200	1,965,880
Community Bancorp (a)	6,000	73,800
Cullen/Frost Bankers, Inc.	46,900	2,397,528
CVB Financial Corp. (d)	244,100	2,243,279
East West Bancorp, Inc.	33,000	620,730
Fifth Third Bancorp	232,900	5,333,410
First Community Bancorp, California	67,200	1,915,200
First Midwest Bancorp, Inc., Delaware (d)	31,000	807,550
First State Bancorp.	29,300	348,084
Frontier Financial Corp., Washington (d)	119,950	1,796,851
Fulton Financial Corp.	90,100	1,047,863
Glacier Bancorp, Inc. (d)	61,100	1,050,309
Hanmi Financial Corp.	35,800	273,154
M&T Bank Corp.	49,800	4,087,584
Marshall & Ilsley Corp. (d)	111,500	2,586,800
MB Financial, Inc. (d)	17,600	506,352
Metrocorp Bancshares, Inc.	8,200	110,618
National City Corp.	139,100	2,206,126
Pacific Continental Corp.	65,130	873,393
PNC Financial Services Group, Inc.	203,500	12,501,005
PrivateBancorp, Inc. (d)	33,100	995,979
Prosperity Bancshares, Inc.	38,000	1,003,200
Regions Financial Corp.	69,271	1,468,545
Renasant Corp.	37,300	785,538
Seacoast Banking Corp., Florida (d)	39,200	392,000
Signature Bank, New York (a)	29,400	779,100
Sterling Bancshares, Inc.	56,450	525,550
Sterling Financial Corp., Washington	78,900	1,174,821
SunTrust Banks, Inc. (d)	199,448	11,593,912
SVB Financial Group (a)	32,200	1,458,660
TCF Financial Corp.	68,300	1,271,063
Texas Capital Bancshares, Inc. (a)	26,500	396,440
Tokyo Tomin Bank Ltd.	36,100	808,053
Trico Bancshares	24,500	413,315
UCBH Holdings, Inc.	82,400	930,296
UMB Financial Corp.	70,600	2,702,568
Umpqua Holdings Corp. (d)	66,500	942,305
UnionBanCal Corp.	53,600	2,496,152
Valley National Bancorp (d)	75,944	1,418,634
West Coast Bancorp, Oregon	13,300	199,500
Westamerica Bancorp. (d)	62,400	2,953,392
Western Alliance Bancorp. (a)(d)	73,900	885,322
Whitney Holding Corp.	33,500	804,335
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
Wintrust Financial Corp.	43,800	$ 1,478,250
Zions Bancorp (d)	77,801	3,714,998
		115,088,565
TOTAL COMMERCIAL BANKS		203,454,786
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Diversified Commercial & Professional Services - 0.1%
CoStar Group, Inc. (a)	4,400	182,688
CONSUMER FINANCE - 0.1%
Consumer Finance - 0.1%
American Express Co.	6,700	283,410
DIVERSIFIED FINANCIAL SERVICES - 4.1%
Other Diversifed Financial Services - 2.9%
African Bank Investments Ltd.	49,400	194,642
Babcock & Brown Ltd.	19,582	306,748
Bank of America Corp.	66,669	2,649,426
Bank of Georgia unit (a)	7,400	199,430
Citigroup, Inc.	87,500	2,074,625
FirstRand Ltd.	86,800	205,454
JPMorgan Chase & Co.	70,826	2,879,077
Kotak Mahindra Bank Ltd. sponsored GDR (e)	10,032	201,054
		8,710,456
Specialized Finance - 1.2%
ASX Ltd.	7,796	299,738
Bolsa de Mercadorias & Futuros - BM&F SA	42,800	463,406
Bovespa Holding SA	24,000	382,346
Deutsche Boerse AG	4,500	713,204
Hong Kong Exchanges & Clearing Ltd.	8,000	151,978
JSE Ltd.	36,200	335,164
MarketAxess Holdings, Inc. (a)	47,300	443,201
MSCI, Inc. Class A	7,400	220,002
Singapore Exchange Ltd.	75,000	436,461
		3,445,500
TOTAL DIVERSIFIED FINANCIAL SERVICES		12,155,956
INSURANCE - 0.7%
Insurance Brokers - 0.1%
Willis Group Holdings Ltd.	10,400	341,640
Property & Casualty Insurance - 0.1%
Aspen Insurance Holdings Ltd.	14,000	405,160
Reinsurance - 0.5%
Endurance Specialty Holdings Ltd.	10,000	393,000

	Shares	Value
IPC Holdings Ltd.	19,900	$ 539,688
Platinum Underwriters Holdings Ltd.	15,300	527,850
		1,460,538
TOTAL INSURANCE		2,207,338
INTERNET SOFTWARE & SERVICES - 0.2%
Internet Software & Services - 0.2%
DealerTrack Holdings, Inc. (a)	24,600	503,562
IT SERVICES - 0.4%
Data Processing & Outsourced Services - 0.4%
Computershare Ltd.	38,658	301,942
CyberSource Corp. (a)	15,376	224,643
Fiserv, Inc. (a)	2,600	136,812
Mastercard, Inc. Class A	1,500	285,000
Wright Express Corp. (a)	6,500	188,110
		1,136,507
MEDIA - 0.0%
Publishing - 0.0%
Dolan Media Co.	4,000	89,240
REAL ESTATE INVESTMENT TRUSTS - 1.2%
Mortgage REITs - 1.2%
Annaly Capital Management, Inc.	163,600	3,384,884
SOFTWARE - 0.0%
Application Software - 0.0%
Jack Henry & Associates, Inc.	4,500	105,885
THRIFTS & MORTGAGE FINANCE - 16.3%
Thrifts & Mortgage Finance - 16.3%
Astoria Financial Corp.	35,700	934,269
Bank Mutual Corp.	113,200	1,216,900
BankUnited Financial Corp. Class A (d)	116,087	566,505
Beverly Hills Bancorp, Inc.	24,700	122,265
Countrywide Financial Corp.	515,484	3,252,704
Downey Financial Corp. (d)	45,200	1,183,788
Encore Bancshares, Inc.	6,400	117,696
Fannie Mae (d)	336,700	9,309,755
FirstFed Financial Corp. (a)(d)	34,900	1,090,625
Franklin Bank Corp. (a)	39,700	152,448
Freddie Mac	406,500	10,235,670
Hudson City Bancorp, Inc.	381,900	6,060,753
New York Community Bancorp, Inc. (d)	248,400	4,056,372
People's United Financial, Inc.	120,590	2,033,147
Radian Group, Inc. (d)	57,800	411,536
Riverview Bancorp, Inc.	86,300	923,410
Washington Federal, Inc.	177,900	4,038,330
Washington Mutual, Inc.	148,300	2,194,840
		47,901,013
TOTAL COMMON STOCKS (Cost $313,724,961)		282,063,035
Money Market Funds - 34.4%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	11,339,881	$ 11,339,881
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	89,798,030	89,798,030
TOTAL MONEY MARKET FUNDS (Cost $101,137,911)		101,137,911
TOTAL INVESTMENT PORTFOLIO - 130.4% (Cost $414,862,872)		383,200,946
NET OTHER ASSETS - (30.4)%		(89,434,413)
NET ASSETS - 100%		$ 293,766,533
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $201,054 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 742,134
Fidelity Securities Lending Cash Central Fund	210,252
Total	$ 952,386

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $84,486,523) - See accompanying schedule: Unaffiliated issuers (cost $313,724,961)	$ 282,063,035
Fidelity Central Funds (cost $101,137,911)	101,137,911
Total Investments (cost $414,862,872)		$ 383,200,946
Receivable for investments sold		2,465,521
Receivable for fund shares sold		554,819
Dividends receivable		1,313,453
Distributions receivable from Fidelity Central Funds		123,973
Prepaid expenses		719
Other receivables		1,982
Total assets		387,661,413

Liabilities
Payable for investments purchased	$ 2,192,232
Payable for fund shares redeemed	1,644,228
Accrued management fee	145,556
Other affiliated payables	71,916
Other payables and accrued expenses	42,918
Collateral on securities loaned, at value	89,798,030
Total liabilities		93,894,880

Net Assets		$ 293,766,533
Net Assets consist of:
Paid in capital		$ 327,174,509
Undistributed net investment income		3,006,863
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,753,449)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(31,661,390)
Net Assets, for 13,208,910 shares outstanding		$ 293,766,533
Net Asset Value, offering price and redemption price per share ($293,766,533 ÷ 13,208,910 shares)		$ 22.24

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 9,803,380
Interest		985
Income from Fidelity Central Funds (including $210,252 from security lending)		952,386
Total income		10,756,751

Expenses
Management fee	$ 1,643,288
Transfer agent fees	760,243
Accounting and security lending fees	120,547
Custodian fees and expenses	53,364
Independent trustees' compensation	953
Registration fees	37,123
Audit	39,947
Legal	1,913
Miscellaneous	17,764
Total expenses before reductions	2,675,142
Expense reductions	(16,391)	2,658,751
Net investment income (loss)		8,098,000
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $52,491)	5,066,187
Investment not meeting investment restrictions	(445)
Foreign currency transactions	(14,618)
Payment from investment advisor for loss on investment not meeting investment restrictions	445
Total net realized gain (loss)		5,051,569
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $25,739)	(101,444,079)
Assets and liabilities in foreign currencies	466
Total change in net unrealized appreciation (depreciation)		(101,443,613)
Net gain (loss)		(96,392,044)
Net increase (decrease) in net assets resulting from operations		$ (88,294,044)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Banking Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,098,000	$ 8,067,325
Net realized gain (loss)	5,051,569	65,410,202
Change in net unrealized appreciation (depreciation)	(101,443,613)	(43,368,605)
Net increase (decrease) in net assets resulting from operations	(88,294,044)	30,108,922
Distributions to shareholders from net investment income	(6,219,747)	(6,850,404)
Distributions to shareholders from net realized gain	(18,434,254)	(51,988,884)
Total distributions	(24,654,001)	(58,839,288)
Share transactions Proceeds from sales of shares	182,824,699	139,550,400
Reinvestment of distributions	23,290,627	55,233,195
Cost of shares redeemed	(148,714,165)	(183,848,844)
Net increase (decrease) in net assets resulting from share transactions	57,401,161	10,934,751
Redemption fees	42,503	57,667
Total increase (decrease) in net assets	(55,504,381)	(17,737,948)

Net Assets
Beginning of period	349,270,914	367,008,862
End of period (including undistributed net investment income of $3,006,863 and undistributed net investment income of $2,602,015, respectively)	$ 293,766,533	$ 349,270,914
Other Information Shares
Sold	6,977,204	3,797,777
Issued in reinvestment of distributions	864,300	1,648,055
Redeemed	(5,053,208)	(5,022,905)
Net increase (decrease)	2,788,296	422,927

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 33.52	$ 36.71	$ 37.98	$ 40.80	$ 29.86
Income from Investment Operations
Net investment income (loss) C	.81	.78	.76	.67	.52
Net realized and unrealized gain (loss)	(9.57)	2.12	1.82	.54	11.36
Total from investment operations	(8.76)	2.90	2.58	1.21	11.88
Distributions from net investment income	(.64)	(.71)	(.62)	(.57)	(.48)
Distributions from net realized gain	(1.88)	(5.39)	(3.23)	(3.46)	(.46)
Total distributions	(2.52)	(6.10)	(3.85)	(4.03)	(.94)
Redemption fees added to paid in capital C	- H	.01	-H	-H	-H
Net asset value, end of period	$ 22.24	$ 33.52	$ 36.71	$ 37.98	$ 40.80
Total Return A, B	(27.30)%	8.23%	7.22%	2.68%	40.08%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.93%	.94%	.95%	1.08%
Expenses net of fee waivers, if any	.91%	.93%	.94%	.95%	1.08%
Expenses net of all reductions	.90%	.91%	.92%	.94%	1.07%
Net investment income (loss)	2.75%	2.15%	2.04%	1.70%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 293,767	$ 349,271	$ 367,009	$ 475,509	$ 489,376
Portfolio turnover rate E	86%	112%	70%	51%	28%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Brokerage and Investment Management Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management Portfolio	-11.16%	18.73%	10.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Brokerage and Investment Management Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Comments from Benjamin Hesse, Portfolio Manager of Select Brokerage and Investment Management Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

Select Brokerage and Investment Management declined 11.16% for the year, a disappointing result in absolute terms but solidly ahead of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Capital Markets Index, which fell 17.09%. The S&P 500® finished with a more modest decline for the year. The credit freeze had a severe chilling effect on the investment banking/brokerage segment of the fund, with broker/dealers having exposure to illiquid mortgage-related assets forced to write down the value of those assets and taking big hits in their share prices as a result. Conversely, the relative strength of private banks, exchanges and other specialized finance firms, whose earnings tended to be driven more by wealth management and market volatility, was a more productive trend in the market. The fund's underweighting in the investment banking/brokerage segment, coupled with avoiding many of the worst-performing stocks in that area, helped versus the MSCI index, as did good stock selection in out-of-index industries such as data processing/outsourced services and specialized finance. Among the biggest contributions versus the index came from underweightings in investment banks Merrill Lynch and Morgan Stanley, as well as owning solid out-of-index stakes in Julius Baer, a Swiss private bank, and Fiserv, a provider of outsourced transaction processing services for banks. Results were held back by an underweighting in asset management and custody banks and by not owning big enough stakes in some of the group's best performers, among them Bank of New York Mellon and Northern Trust. An out-of-index position in hedge fund Fortress Investment Group also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Brokerage and Investment Management Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Fiserv, Inc.	5.9	2.5
Lehman Brothers Holdings, Inc.	5.8	1.3
Julius Baer Holding AG	5.7	4.6
Bank Sarasin & Co. Ltd. Series B (Reg.)	5.3	0.0
GLG Partners, Inc.	5.1	0.0
Fortress Investment Group LLC	5.0	0.2
EFG International	4.7	4.4
Greenhill & Co., Inc.	4.7	4.9
Merrill Lynch & Co., Inc.	4.5	4.5
Bursa Malaysia Bhd	3.5	0.0
	50.2
Top Industries (% of fund's net assets)
As of February 29, 2008
Capital Markets	62.9%
IT Services	9.3%
Insurance	5.9%
Diversified Financial Services	5.2%
Real Estate Investment Trusts	1.2%
All Others*	15.5%

As of August 31, 2007
Capital Markets	79.2%
IT Services	5.8%
Commercial Banks	2.1%
Consumer Finance	0.8%
Commercial Services & Supplies	0.2%
All Others*	11.9%

* Includes short-term investments and net other assets.

Annual Report

Select Brokerage and Investment Management Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 86.5%
	Shares	Value
CAPITAL MARKETS - 62.9%
Asset Management & Custody Banks - 41.8%
A.F.P. Provida SA sponsored ADR	42,700	$ 1,560,685
Affiliated Managers Group, Inc. (a)	1,000	96,350
AllianceBernstein Holding LP	1,200	74,460
American Capital Strategies Ltd. (d)	20,000	725,800
Ameriprise Financial, Inc.	900	45,576
Ashmore Group plc	1,293,900	6,769,440
Bank of New York Mellon Corp.	401,675	17,621,482
Bank Sarasin & Co. Ltd. Series B (Reg.)	8,279	37,134,058
BlueBay Asset Management	2,466,600	14,663,640
EFG International	982,395	33,008,290
Fortress Investment Group LLC (d)	2,494,500	34,923,000
Franklin Resources, Inc.	195,819	18,479,439
GLG Partners, Inc. (a)(d)	2,727,000	35,478,270
Gluskin Sheff + Associates, Inc.	68,500	1,468,777
Janus Capital Group, Inc.	699,200	16,934,624
Julius Baer Holding AG	538,124	39,733,731
KKR Private Equity Investors, LP Restricted Depositary Units (e)	104,600	1,542,850
Legg Mason, Inc.	948	62,606
Man Group plc	497,000	5,422,090
Northern Trust Corp.	1,700	114,971
Och-Ziff Capital Management Group LLC Class A	57,000	1,318,980
State Street Corp.	205,266	16,123,644
T. Rowe Price Group, Inc.	134,200	6,781,126
Vontobel Holdings AG	70,259	2,484,632
		292,568,521
Diversified Capital Markets - 0.1%
Credit Suisse Group sponsored ADR	3,500	171,220
UBS AG (NY Shares)	5,700	184,338
		355,558
Investment Banking & Brokerage - 21.0%
Charles Schwab Corp.	325,400	6,381,094
Cowen Group, Inc. (a)	3,400	25,500
E*TRADE Financial Corp. (a)	100	427
Evercore Partners, Inc. Class A	557,537	10,950,027
GFI Group, Inc. (a)	7,400	566,470
Goldman Sachs Group, Inc.	12,500	2,120,375
Greenhill & Co., Inc. (d)	502,300	32,654,523
Jefferies Group, Inc.	139,900	2,483,225
Lazard Ltd. Class A	181,700	6,939,123
Lehman Brothers Holdings, Inc. (d)	790,400	40,302,496
Merrill Lynch & Co., Inc.	638,750	31,656,450
MF Global Ltd.	124,500	2,184,975
Morgan Stanley	70,600	2,973,672
Nomura Holdings, Inc. sponsored ADR	290,800	4,553,928
optionsXpress Holdings, Inc.	124,393	2,880,942
TD Ameritrade Holding Corp. (a)	649	11,877

	Shares	Value
Thomas Weisel Partners Group, Inc. (a)	6,685	$ 58,828
TradeStation Group, Inc. (a)	2,113	20,285
		146,764,217
TOTAL CAPITAL MARKETS		439,688,296
COMMERCIAL BANKS - 0.8%
Diversified Banks - 0.8%
Barclays PLC	8,200	77,019
BBVA Banco Frances SA sponsored ADR	19,400	144,530
Industrial & Commercial Bank of China	756,000	524,485
Uniao de Bancos Brasileiros SA (Unibanco) GDR	31,800	4,312,716
Wells Fargo & Co.	33,000	964,590
		6,023,340
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Diversified Commercial & Professional Services - 0.3%
Equifax, Inc.	53,900	1,844,458
DIVERSIFIED FINANCIAL SERVICES - 5.2%
Other Diversifed Financial Services - 0.0%
Citigroup, Inc.	11,700	277,407
Specialized Finance - 5.2%
Bovespa Holding SA	30,000	477,933
Bursa Malaysia Bhd	6,941,700	24,327,239
Climate Exchange PLC (a)	5,700	142,900
Deutsche Boerse AG	54,200	8,590,144
IntercontinentalExchange, Inc. (a)	10,412	1,356,684
JSE Ltd.	140,900	1,304,548
NYMEX Holdings, Inc.	600	59,274
		36,258,722
TOTAL DIVERSIFIED FINANCIAL SERVICES		36,536,129
INSURANCE - 5.9%
Life & Health Insurance - 0.2%
Principal Financial Group, Inc.	25,900	1,430,457
Property & Casualty Insurance - 5.7%
Fidelity National Financial, Inc. Class A	801,900	14,121,459
LandAmerica Financial Group, Inc.	297,529	10,955,018
Stewart Information Services Corp.	46,600	1,387,282
The First American Corp.	380,000	13,235,400
		39,699,159
TOTAL INSURANCE		41,129,616
INTERNET SOFTWARE & SERVICES - 0.9%
Internet Software & Services - 0.9%
Online Resources Corp. (a)	616,800	6,316,032
IT SERVICES - 9.3%
Data Processing & Outsourced Services - 9.3%
CyberSource Corp. (a)	420,000	6,136,200
Fiserv, Inc. (a)	784,835	41,298,016
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
Data Processing & Outsourced Services - continued
MasterCard, Inc. Class A	1,200	$ 228,000
VeriFone Holdings, Inc. (a)(d)	831,900	17,178,735
		64,840,951
REAL ESTATE INVESTMENT TRUSTS - 1.2%
Mortgage REITs - 1.2%
Annaly Capital Management, Inc.	398,000	8,234,620
SOFTWARE - 0.0%
Application Software - 0.0%
EPIQ Systems, Inc. (a)	5,300	72,080
TOTAL COMMON STOCKS (Cost $600,316,433)		604,685,522
Money Market Funds - 24.8%

Fidelity Cash Central Fund, 3.24% (b)	89,927,614	89,927,614
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	83,604,575	83,604,575
TOTAL MONEY MARKET FUNDS (Cost $173,532,189)		173,532,189
TOTAL INVESTMENT PORTFOLIO - 111.3% (Cost $773,848,622)		778,217,711
NET OTHER ASSETS - (11.3)%		(79,012,429)
NET ASSETS - 100%		$ 699,205,282
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,542,850 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,345,549
Fidelity Securities Lending Cash Central Fund	2,003,522
Total	$ 3,349,071
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	71.7%
Switzerland	16.2%
United Kingdom	4.1%
Malaysia	3.5%
Bermuda	1.3%
Germany	1.2%
Others (individually less than 1%)	2.0%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $79,488,931) - See accompanying schedule: Unaffiliated issuers (cost $600,316,433)	$ 604,685,522
Fidelity Central Funds (cost $173,532,189)	173,532,189
Total Investments (cost $773,848,622)		$ 778,217,711
Receivable for investments sold		12,539,711
Receivable for fund shares sold		1,419,106
Dividends receivable		696,921
Distributions receivable from Fidelity Central Funds		360,358
Prepaid expenses		2,262
Other receivables		160,242
Total assets		793,396,311

Liabilities
Payable for investments purchased	$ 8,591,312
Payable for fund shares redeemed	1,428,597
Accrued management fee	329,679
Other affiliated payables	178,804
Other payables and accrued expenses	58,062
Collateral on securities loaned, at value	83,604,575
Total liabilities		94,191,029

Net Assets		$ 699,205,282
Net Assets consist of:
Paid in capital		$ 653,760,853
Undistributed net investment income		4,499,655
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		36,556,169
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,388,605
Net Assets, for 11,739,619 shares outstanding		$ 699,205,282
Net Asset Value, offering price and redemption price per share ($699,205,282 ÷ 11,739,619 shares)		$ 59.56

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 15,914,125
Special dividends		2,354,300
Interest		4,861
Income from Fidelity Central Funds (including $2,003,522 from security lending)		3,349,071
Total income		21,622,357

Expenses
Management fee	$ 5,269,397
Transfer agent fees	2,415,416
Accounting and security lending fees	346,172
Custodian fees and expenses	85,078
Independent trustees' compensation	3,619
Registration fees	71,204
Audit	56,052
Legal	6,920
Interest	8,355
Miscellaneous	36,838
Total expenses before reductions	8,299,051
Expense reductions	(70,023)	8,229,028
Net investment income (loss)		13,393,329
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	75,653,590
Investment not meeting investment restrictions	(1,939)
Foreign currency transactions	1,810
Payment from investment advisor for loss on investment not meeting investment restrictions	1,939
Total net realized gain (loss)		75,655,400
Change in net unrealized appreciation (depreciation) on: Investment securities	(172,050,605)
Assets and liabilities in foreign currencies	21,464
Total change in net unrealized appreciation (depreciation)		(172,029,141)
Net gain (loss)		(96,373,741)
Net increase (decrease) in net assets resulting from operations		$ (82,980,412)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,393,329	$ 9,151,698
Net realized gain (loss)	75,655,400	154,391,238
Change in net unrealized appreciation (depreciation)	(172,029,141)	(77,210,723)
Net increase (decrease) in net assets resulting from operations	(82,980,412)	86,332,213
Distributions to shareholders from net investment income	(10,291,038)	(9,257,191)
Distributions to shareholders from net realized gain	(73,490,990)	(134,546,271)
Total distributions	(83,782,028)	(143,803,462)
Share transactions Proceeds from sales of shares	350,352,763	1,025,478,285
Reinvestment of distributions	80,380,962	137,702,286
Cost of shares redeemed	(817,428,086)	(1,099,716,887)
Net increase (decrease) in net assets resulting from share transactions	(386,694,361)	63,463,684
Redemption fees	97,331	274,372
Total increase (decrease) in net assets	(553,359,470)	6,266,807

Net Assets
Beginning of period	1,252,564,752	1,246,297,945
End of period (including undistributed net investment income of $4,499,655 and undistributed net investment income of $4,700,292, respectively)	$ 699,205,282	$ 1,252,564,752
Other Information Shares
Sold	5,029,057	13,617,953
Issued in reinvestment of distributions	1,163,923	1,869,952
Redeemed	(11,450,351)	(14,864,176)
Net increase (decrease)	(5,257,371)	623,729

Financial Highlights

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 73.69	$ 76.12	$ 54.95	$ 54.13	$ 33.22
Income from Investment Operations
Net investment income (loss) C	1.01	.61	.98 G	.20	.17
Net realized and unrealized gain (loss)	(8.50)	6.18	23.81	.85	20.88
Total from investment operations	(7.49)	6.79	24.79	1.05	21.05
Distributions from net investment income	(.87)	(.59)	(.19)	(.24)	(.16)
Distributions from net realized gain	(5.78)	(8.65)	(3.45)	-	-
Total distributions	(6.65)	(9.24)	(3.64)	(.24)	(.16)
Redemption fees added to paid in capitalC	.01	.02	.02	.01	.02
Net asset value, end of period	$ 59.56	$ 73.69	$ 76.12	$ 54.95	$ 54.13
Total Return A, B	(11.16)%	9.27%	45.77%	1.96%	63.56%
Ratios to Average Net Assets D, H
Expenses before reductions	.88%	.90%	.95%	.98%	1.12%
Expenses net of fee waivers, if any	.88%	.90%	.95%	.98%	1.12%
Expenses net of all reductions	.87%	.89%	.89%	.94%	1.10%
Net investment income (loss)	1.41% F	.82%	1.51% G	.40%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 699,205	$ 1,252,565	$ 1,246,298	$ 415,237	$ 460,574
Portfolio turnover rate E	84%	124%	112%	98%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.18 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%. G Investment income per share reflects special dividend which amounted to $.58 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Financial Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Financial Services Portfolio	-23.05%	7.79%	4.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Financial Services Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Financial Services Portfolio

Management's Discussion of Fund Performance

Comments from Richard Manuel, who became sole Portfolio Manager of Select Financial Services Portfolio on January 11, 2008

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the year ending February 29, 2008, the fund returned -23.05%, versus -24.66% for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Financials Index. Both the fund and MSCI index lagged the S&P 500® by a wide margin, as growing delinquencies in the subprime mortgage market triggered credit and liquidity concerns that severely pressured the sector. Relative to the MSCI index, industry positioning was positive, led by an overweighting in reinsurance. Standouts included reinsurers Platinum Underwriters and Endurance Specialty, which benefited from better-than-expected industry pricing and a mild hurricane season. Endurance was sold from the fund before period end. Other top contributors to performance included State Street Corp., an asset management and custody company, whose climb was fueled by growth in its global core trust/custody business and favorable prospects from a 2007 acquisition. ACE Ltd., a property and casualty insurer, benefited from its overseas exposure and lower-than-expected loss claims. In addition, an underweighting in Citigroup, the world's largest financial company, helped as subprime mortgage woes depressed the stock. The biggest losses versus the MSCI index came from the thrifts and mortgage finance industry, where the fund had an overweighting and weak stock selection. Detractors included Countrywide Financial, a leading mortgage originator, and Freddie Mac, a large government-sponsored mortgage lender. Elsewhere, MBIA, a bond insurer with subprime mortgage exposure, fell sharply. An underweighting in index constituent Berkshire Hathaway, a property and casualty insurer with an array of other financial services, also proved costly, as the stock rallied nicely.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Financial Services Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	6.3	5.4
JPMorgan Chase & Co.	5.6	5.3
Bank of America Corp.	5.1	5.5
Citigroup, Inc.	4.6	5.2
Wells Fargo & Co.	4.5	5.4
ACE Ltd.	3.1	3.5
Everest Re Group Ltd.	2.4	0.7
Bank of New York Mellon Corp.	2.3	1.2
MetLife, Inc.	2.3	2.6
State Street Corp.	2.3	2.2
	38.5
Top Industries (% of fund's net assets)
As of February 29, 2008
Insurance	28.1%
Capital Markets	18.6%
Diversified Financial Services	18.2%
Commercial Banks	12.3%
Real Estate Investment Trusts	5.8%
All Others*	17.0%

As of August 31, 2007
Insurance	31.5%
Diversified Financial Services	18.6%
Capital Markets	16.2%
Commercial Banks	13.2%
Thrifts & Mortgage Finance	9.6%
All Others*	10.9%

* Includes short-term investments and net other assets.

Annual Report

Select Financial Services Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
CAPITAL MARKETS - 18.6%
Asset Management & Custody Banks - 9.8%
Bank of New York Mellon Corp.	203,700	$ 8,936,319
EFG International	77,180	2,593,234
Fortress Investment Group LLC (d)	65,300	914,200
Franklin Resources, Inc.	54,100	5,105,417
GLG Partners, Inc. (a)	95,500	1,242,455
Janus Capital Group, Inc.	84,500	2,046,590
Julius Baer Holding AG	29,135	2,151,256
KKR Private Equity Investors, LP	40,300	594,425
KKR Private Equity Investors, LP Restricted Depositary Units (e)	47,000	693,250
Legg Mason, Inc.	14,500	957,580
State Street Corp.	110,325	8,666,029
T. Rowe Price Group, Inc.	45,100	2,278,903
The Blackstone Group LP	68,200	1,125,300
		37,304,958
Diversified Capital Markets - 0.4%
UBS AG (NY Shares)	52,600	1,701,084
Investment Banking & Brokerage - 8.4%
Bear Stearns Companies, Inc.	47,600	3,801,336
Charles Schwab Corp.	246,100	4,826,021
Goldman Sachs Group, Inc.	32,800	5,563,864
Lazard Ltd. Class A	32,700	1,248,813
Lehman Brothers Holdings, Inc.	147,100	7,500,629
Merrill Lynch & Co., Inc.	127,900	6,338,724
MF Global Ltd.	25,800	452,790
Morgan Stanley	52,800	2,223,936
		31,956,113
TOTAL CAPITAL MARKETS		70,962,155
COMMERCIAL BANKS - 12.3%
Diversified Banks - 9.0%
ICICI Bank Ltd. sponsored ADR	17,100	886,464
U.S. Bancorp, Delaware	246,400	7,889,728
Wachovia Corp.	268,068	8,208,242
Wells Fargo & Co. (d)	594,200	17,368,466
		34,352,900
Regional Banks - 3.3%
Associated Banc-Corp.	125,100	3,117,492
Cathay General Bancorp	260	5,699
Colonial Bancgroup, Inc. (d)	75,100	907,208
KeyCorp	56,300	1,241,415
PNC Financial Services Group, Inc.	118,300	7,267,169
Wintrust Financial Corp.	3,633	122,614
		12,661,597
TOTAL COMMERCIAL BANKS		47,014,497
CONSUMER FINANCE - 3.7%
Consumer Finance - 3.7%
American Express Co. (d)	114,800	4,856,040

	Shares	Value
Capital One Financial Corp. (d)	122,000	$ 5,615,660
Discover Financial Services	146,550	2,211,440
Dollar Financial Corp. (a)	67,979	1,527,488
		14,210,628
DIVERSIFIED FINANCIAL SERVICES - 18.2%
Other Diversifed Financial Services - 15.3%
Bank of America Corp.	486,531	19,334,742
Citigroup, Inc.	746,934	17,709,805
JPMorgan Chase & Co.	527,645	21,448,769
		58,493,316
Specialized Finance - 2.9%
CME Group, Inc.	11,000	5,646,300
Deutsche Boerse AG	24,700	3,914,697
JSE Ltd.	44,100	408,308
MarketAxess Holdings, Inc. (a)	134,500	1,260,265
		11,229,570
TOTAL DIVERSIFIED FINANCIAL SERVICES		69,722,886
INSURANCE - 28.1%
Insurance Brokers - 0.6%
National Financial Partners Corp. (d)	55,100	1,309,727
Willis Group Holdings Ltd.	30,060	987,471
		2,297,198
Life & Health Insurance - 6.9%
AFLAC, Inc.	103,200	6,440,712
MetLife, Inc. (d)	151,700	8,838,042
Principal Financial Group, Inc. (d)	88,800	4,904,424
Prudential Financial, Inc.	84,700	6,180,559
		26,363,737
Multi-Line Insurance - 8.2%
American International Group, Inc.	514,951	24,130,602
Assurant, Inc.	36,500	2,283,075
Hartford Financial Services Group, Inc.	69,100	4,830,090
		31,243,767
Property & Casualty Insurance - 7.3%
ACE Ltd.	211,500	11,894,760
AMBAC Financial Group, Inc.	20,000	222,800
Argo Group International Holdings, Ltd. (a)	55,317	2,069,962
Aspen Insurance Holdings Ltd.	72,000	2,083,680
Axis Capital Holdings Ltd.	32,700	1,205,649
Berkshire Hathaway, Inc. Class A (a)	14	1,960,000
LandAmerica Financial Group, Inc. (d)	21,900	806,358
MBIA, Inc.	55,200	715,944
The First American Corp.	31,500	1,097,145
The Travelers Companies, Inc.	50,000	2,320,500
United America Indemnity Ltd. Class A (a)	105,000	1,969,800
XL Capital Ltd. Class A	48,700	1,756,122
		28,102,720
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Reinsurance - 5.1%
Everest Re Group Ltd.	94,600	$ 9,164,848
IPC Holdings Ltd.	52,579	1,425,942
Max Capital Group Ltd.	93,285	2,587,726
Montpelier Re Holdings Ltd.	27,400	435,934
Platinum Underwriters Holdings Ltd.	94,288	3,252,936
RenaissanceRe Holdings Ltd.	47,800	2,624,220
		19,491,606
TOTAL INSURANCE		107,499,028
REAL ESTATE INVESTMENT TRUSTS - 5.8%
Mortgage REITs - 1.6%
Annaly Capital Management, Inc.	221,100	4,574,559
Chimera Investment Corp.	97,400	1,613,918
		6,188,477
Residential REITs - 1.3%
Equity Lifestyle Properties, Inc.	59,600	2,722,528
UDR, Inc.	96,600	2,159,010
		4,881,538
Retail REITs - 2.9%
CBL & Associates Properties, Inc.	35,160	820,986
Developers Diversified Realty Corp.	108,300	4,176,048
General Growth Properties, Inc.	107,800	3,806,418
Simon Property Group, Inc.	29,900	2,505,620
		11,309,072
TOTAL REAL ESTATE INVESTMENT TRUSTS		22,379,087
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.2%
Real Estate Management & Development - 1.2%
Mitsubishi Estate Co. Ltd.	181,000	4,411,058
THRIFTS & MORTGAGE FINANCE - 5.2%
Thrifts & Mortgage Finance - 5.2%
BankUnited Financial Corp. Class A (d)	55,400	270,352
Countrywide Financial Corp.	219,902	1,387,582
Fannie Mae	213,000	5,889,450

	Shares	Value
FirstFed Financial Corp. (a)(d)	30,300	$ 946,875
Freddie Mac	216,100	5,441,398
Hudson City Bancorp, Inc.	225,211	3,574,099
IndyMac Bancorp, Inc.	51,400	316,110
Radian Group, Inc. (d)	72,300	514,776
Washington Mutual, Inc.	110,500	1,635,400
		19,976,042
TOTAL COMMON STOCKS (Cost $344,916,746)		356,175,381
Money Market Funds - 16.3%

Fidelity Cash Central Fund, 3.24% (b)	26,333,602	26,333,602
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	36,086,251	36,086,251
TOTAL MONEY MARKET FUNDS (Cost $62,419,853)		62,419,853
TOTAL INVESTMENT PORTFOLIO - 109.4% (Cost $407,336,599)		418,595,234
NET OTHER ASSETS - (9.4)%		(36,126,980)
NET ASSETS - 100%		$ 382,468,254
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $693,250 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 333,723
Fidelity Securities Lending Cash Central Fund	144,313
Total	$ 478,036
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.7%
Bermuda	7.1%
Cayman Islands	3.6%
Switzerland	1.7%
Japan	1.2%
Germany	1.0%
Others (individually less than 1%)	0.7%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2009 approximately $4,760,847 of losses recognized during the period November 1, 2007 to February 29, 2008.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $33,807,083) - See accompanying schedule: Unaffiliated issuers (cost $344,916,746)	$ 356,175,381
Fidelity Central Funds (cost $62,419,853)	62,419,853
Total Investments (cost $407,336,599)		$ 418,595,234
Receivable for investments sold		311,441
Receivable for fund shares sold		1,045,655
Dividends receivable		615,100
Distributions receivable from Fidelity Central Funds		110,595
Prepaid expenses		1,191
Other receivables		324
Total assets		420,679,540

Liabilities
Payable to custodian bank	$ 30,615
Payable for investments purchased	571,659
Payable for fund shares redeemed	1,190,413
Accrued management fee	185,411
Other affiliated payables	107,449
Other payables and accrued expenses	39,488
Collateral on securities loaned, at value	36,086,251
Total liabilities		38,211,286

Net Assets		$ 382,468,254
Net Assets consist of:
Paid in capital		$ 372,136,209
Undistributed net investment income		2,449,089
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,376,346)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,259,302
Net Assets, for 4,536,223 shares outstanding		$ 382,468,254
Net Asset Value, offering price and redemption price per share ($382,468,254 ÷ 4,536,223 shares)		$ 84.31

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 10,970,169
Interest		33
Income from Fidelity Central Funds (including $144,313 from security lending)		478,036
Total income		11,448,238

Expenses
Management fee	$ 2,582,809
Transfer agent fees	1,255,766
Accounting and security lending fees	182,005
Custodian fees and expenses	30,989
Independent trustees' compensation	1,654
Registration fees	37,293
Audit	48,957
Legal	3,188
Miscellaneous	20,871
Total expenses before reductions	4,163,532
Expense reductions	(15,825)	4,147,707
Net investment income (loss)		7,300,531
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,080,070
Foreign currency transactions	30,699
Total net realized gain (loss)		15,110,769
Change in net unrealized appreciation (depreciation) on: Investment securities	(129,892,382)
Assets and liabilities in foreign currencies	382
Total change in net unrealized appreciation (depreciation)		(129,892,000)
Net gain (loss)		(114,781,231)
Net increase (decrease) in net assets resulting from operations		$ (107,480,700)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,300,531	$ 6,679,039
Net realized gain (loss)	15,110,769	51,345,654
Change in net unrealized appreciation (depreciation)	(129,892,000)	(8,075,152)
Net increase (decrease) in net assets resulting from operations	(107,480,700)	49,949,541
Distributions to shareholders from net investment income	(5,871,170)	(5,509,123)
Distributions to shareholders from net realized gain	(22,490,248)	(55,761,519)
Total distributions	(28,361,418)	(61,270,642)
Share transactions Proceeds from sales of shares	194,700,129	178,601,633
Reinvestment of distributions	27,116,864	58,356,068
Cost of shares redeemed	(245,141,588)	(174,338,840)
Net increase (decrease) in net assets resulting from share transactions	(23,324,595)	62,618,861
Redemption fees	58,975	39,370
Total increase (decrease) in net assets	(159,107,738)	51,337,130

Net Assets
Beginning of period	541,575,992	490,238,862
End of period (including undistributed net investment income of $2,449,089 and undistributed net investment income of $2,225,926, respectively)	$ 382,468,254	$ 541,575,992
Other Information Shares
Sold	1,894,611	1,484,101
Issued in reinvestment of distributions	271,439	501,082
Redeemed	(2,245,495)	(1,454,591)
Net increase (decrease)	(79,445)	530,592

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 117.33	$ 120.01	$ 114.70	$ 121.09	$ 84.14
Income from Investment Operations
Net investment income (loss) C	1.73	1.56	1.41	1.11	.96
Net realized and unrealized gain (loss)	(27.77)	10.14	13.73	2.75	36.92
Total from investment operations	(26.04)	11.70	15.14	3.86	37.88
Distributions from net investment income	(1.45)	(1.29)	(1.34)	(.89)	(.94)
Distributions from net realized gain	(5.54)	(13.10)	(8.50)	(9.37)	-
Total distributions	(6.99)	(14.39)	(9.84)	(10.26)	(.94)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.01
Net asset value, end of period	$ 84.31	$ 117.33	$ 120.01	$ 114.70	$ 121.09
Total Return A,B	(23.05)%	10.14%	14.51%	3.29%	45.17%
Ratios to Average Net Assets D, F
Expenses before reductions	.90%	.93%	.97%	.97%	1.09%
Expenses net of fee waivers, if any	.90%	.93%	.97%	.97%	1.09%
Expenses net of all reductions	.89%	.92%	.95%	.94%	1.07%
Net investment income (loss)	1.57%	1.31%	1.26%	.96%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 382,468	$ 541,576	$ 490,239	$ 487,073	$ 555,577
Portfolio turnover rate E	53%	55%	47%	101%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Home Finance Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Home Finance Portfolio	-42.37%	-1.51%	-0.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Home Finance Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Home Finance Portfolio

Management's Discussion of Fund Performance

Comments from Richard Manuel, Portfolio Manager of Select Home Finance Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund returned -42.37%, versus -53.06% for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Thrifts & Mortgage Finance Index. Both the fund and MSCI index lagged the S&P 500® by a wide margin. Growing delinquencies in the subprime mortgage market triggered credit-quality concerns that soon led to a liquidity crunch, as mortgage originators struggled to find buyers for their loans. The fund benefited from stock selection outside of the thrifts and mortgage finance industry. Stocks that helped the fund outpace the MSCI index included Annaly Capital Management, a mortgage real estate investment trust (REIT) that takes almost no credit risk, and Wells Fargo, a diversified bank that benefited from its high mortgage underwriting standards and lack of liquidity issues. Both stocks were out-of-index holdings. An underweighting in Washington Mutual, a large thrift with significant subprime mortgage exposure, also aided relative returns, as the stock fell sharply. Among the biggest detractors was Radian Group, a mortgage bond insurer that took a hard hit as claims increased. Countrywide Financial, a well-known mortgage originator with subprime exposure, also suffered a steep downturn as mounting credit and liquidity concerns led it to the brink of bankruptcy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Home Finance Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	9.8	16.6
Freddie Mac	9.2	6.6
Countrywide Financial Corp.	5.4	8.0
Annaly Capital Management, Inc.	5.2	4.4
Hudson City Bancorp, Inc.	5.0	5.5
New York Community Bancorp, Inc.	4.5	2.8
Chimera Investment Corp.	4.2	0.0
Washington Mutual, Inc.	4.0	6.0
People's United Financial, Inc.	3.8	2.7
Wells Fargo & Co.	3.7	5.5
	54.8
Top Industries (% of fund's net assets)
As of February 29, 2008
Thrifts & Mortgage Finance	63.1%
Real Estate Investment Trusts	9.4%
Commercial Banks	8.2%
Insurance	3.8%
Diversified Financial Services	3.1%
All Others*	12.4%

As of August 31, 2007
Thrifts & Mortgage Finance	70.0%
Commercial Banks	14.5%
Real Estate Investment Trusts	4.4%
Diversified Financial Services	3.7%
Consumer Finance	3.2%
All Others*	4.2%

* Includes short-term investments and net other assets.

Annual Report

Select Home Finance Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
CAPITAL MARKETS - 2.5%
Asset Management & Custody Banks - 2.5%
EFG International	31,690	$ 1,064,778
State Street Corp.	35,452	2,784,755
		3,849,533
COMMERCIAL BANKS - 8.2%
Diversified Banks - 4.9%
HDFC Bank Ltd. sponsored ADR (d)	10,300	1,123,833
ICICI Bank Ltd. sponsored ADR	15,400	798,336
Wells Fargo & Co.	189,100	5,527,393
		7,449,562
Regional Banks - 3.3%
Center Financial Corp., California	16,788	163,347
Colonial Bancgroup, Inc.	12,300	148,584
EuroBancshares, Inc. (a)	31,908	208,359
National City Corp.	398	6,312
PNC Financial Services Group, Inc.	15,500	952,165
Prosperity Bancshares, Inc. (d)	27,700	731,280
Sterling Financial Corp., Washington	93,000	1,384,770
Webster Financial Corp.	48,300	1,350,951
		4,945,768
TOTAL COMMERCIAL BANKS		12,395,330
CONSUMER FINANCE - 2.7%
Consumer Finance - 2.7%
American Express Co.	30,000	1,269,000
Capital One Financial Corp. (d)	59,902	2,757,289
		4,026,289
DIVERSIFIED FINANCIAL SERVICES - 3.1%
Other Diversifed Financial Services - 3.1%
Bank of America Corp.	54,500	2,165,830
Citigroup, Inc.	45,300	1,074,063
JPMorgan Chase & Co.	34,400	1,398,360
		4,638,253
INSURANCE - 3.8%
Property & Casualty Insurance - 3.7%
AMBAC Financial Group, Inc.	7,500	83,550
Argo Group International Holdings, Ltd. (a)	39,940	1,494,555
Fidelity National Financial, Inc. Class A	64,600	1,137,606
Stewart Information Services Corp.	13,300	395,941
The First American Corp.	72,800	2,535,624
		5,647,276

	Shares	Value
Reinsurance - 0.1%
RenaissanceRe Holdings Ltd.	1,003	$ 55,065
TOTAL INSURANCE		5,702,341
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Move, Inc. (a)	95,590	239,931
IT SERVICES - 0.6%
Data Processing & Outsourced Services - 0.6%
Fidelity National Information Services, Inc.	20,632	856,022
REAL ESTATE INVESTMENT TRUSTS - 9.4%
Mortgage REITs - 9.4%
Annaly Capital Management, Inc. (d)	379,200	7,845,648
Chimera Investment Corp.	384,900	6,377,793
		14,223,441
THRIFTS & MORTGAGE FINANCE - 63.1%
Thrifts & Mortgage Finance - 63.1%
Astoria Financial Corp.	202,000	5,286,340
Bank Mutual Corp.	163,900	1,761,925
BankUnited Financial Corp. Class A (d)	97,400	475,312
Beverly Hills Bancorp, Inc.	50,000	247,500
Brookline Bancorp, Inc., Delaware	62,300	598,703
Countrywide Financial Corp.	1,298,800	8,195,428
Dime Community Bancshares, Inc.	30,500	464,210
Downey Financial Corp. (d)	9,400	246,186
Fannie Mae	535,000	14,792,750
First Niagara Financial Group, Inc.	108,100	1,234,502
FirstFed Financial Corp. (a)(d)	105,600	3,300,000
Flagstar Bancorp, Inc. (d)	70,900	507,644
Freddie Mac (d)	553,800	13,944,684
Hudson City Bancorp, Inc.	476,800	7,566,816
IndyMac Bancorp, Inc. (d)	462,900	2,846,835
MGIC Investment Corp. (d)	115,600	1,712,036
New York Community Bancorp, Inc. (d)	420,037	6,859,204
NewAlliance Bancshares, Inc. (d)	124,700	1,419,086
People's United Financial, Inc.	342,480	5,774,213
PFF Bancorp, Inc. (d)	22,800	193,116
Provident Financial Services, Inc.	62,500	749,375
Radian Group, Inc. (d)	165,300	1,176,936
Sovereign Bancorp, Inc.	363,943	4,014,291
The PMI Group, Inc.	96,057	698,334
Triad Guaranty, Inc. (a)(d)	21,600	127,008
Trustco Bank Corp., New York (d)	76,800	664,320
Washington Federal, Inc.	174,012	3,950,072
Washington Mutual, Inc. (d)	409,300	6,057,640
Westfield Financial, Inc.	58,500	586,170
		95,450,636
TOTAL COMMON STOCKS (Cost $201,415,601)		141,381,776
Money Market Funds - 33.2%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	12,926,980	$ 12,926,980
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	37,240,092	37,240,092
TOTAL MONEY MARKET FUNDS (Cost $50,167,072)		50,167,072
TOTAL INVESTMENT PORTFOLIO - 126.7% (Cost $251,582,673)		191,548,848
NET OTHER ASSETS - (26.7)%		(40,346,610)
NET ASSETS - 100%		$ 151,202,238
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 233,334
Fidelity Securities Lending Cash Central Fund	430,338
Total	$ 663,672

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $35,209,145) - See accompanying schedule: Unaffiliated issuers (cost $201,415,601)	$ 141,381,776
Fidelity Central Funds (cost $50,167,072)	50,167,072
Total Investments (cost $251,582,673)		$ 191,548,848
Receivable for fund shares sold		517,784
Dividends receivable		175,859
Distributions receivable from Fidelity Central Funds		134,054
Prepaid expenses		469
Other receivables		24,393
Total assets		192,401,407

Liabilities
Payable to custodian bank	$ 24,505
Payable for investments purchased	3,331,685
Payable for fund shares redeemed	453,659
Accrued management fee	75,545
Other affiliated payables	42,259
Other payables and accrued expenses	31,424
Collateral on securities loaned, at value	37,240,092
Total liabilities		41,199,169

Net Assets		$ 151,202,238
Net Assets consist of:
Paid in capital		$ 212,031,905
Undistributed net investment income		1,237,232
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,033,119)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(60,033,780)
Net Assets, for 5,853,224 shares outstanding		$ 151,202,238
Net Asset Value, offering price and redemption price per share ($151,202,238 ÷ 5,853,224 shares)		$ 25.83

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 5,535,986
Interest		38
Income from Fidelity Central Funds (including $430,338 from security lending)		663,672
Total income		6,199,696

Expenses
Management fee	$ 1,102,605
Transfer agent fees	556,821
Accounting and security lending fees	84,585
Custodian fees and expenses	10,494
Independent trustees' compensation	463
Registration fees	27,142
Audit	36,654
Legal	1,841
Miscellaneous	13,072
Total expenses before reductions	1,833,677
Expense reductions	(3,933)	1,829,744
Net investment income (loss)		4,369,952
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,160,589
Investment not meeting investment restrictions	(103)
Foreign currency transactions	(402)
Payment from investment advisor for loss on investment not meeting investment restrictions	103
Total net realized gain (loss)		4,160,187
Change in net unrealized appreciation (depreciation) on: Investment securities	(105,461,944)
Assets and liabilities in foreign currencies	45
Total change in net unrealized appreciation (depreciation)		(105,461,899)
Net gain (loss)		(101,301,712)
Net increase (decrease) in net assets resulting from operations		$ (96,931,760)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Home Finance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,369,952	$ 4,292,612
Net realized gain (loss)	4,160,187	38,216,841
Change in net unrealized appreciation (depreciation)	(105,461,899)	(23,566,971)
Net increase (decrease) in net assets resulting from operations	(96,931,760)	18,942,482
Distributions to shareholders from net investment income	(3,929,528)	(4,052,900)
Distributions to shareholders from net realized gain	(9,278,294)	(32,100,974)
Total distributions	(13,207,822)	(36,153,874)
Share transactions Proceeds from sales of shares	88,078,685	45,152,786
Reinvestment of distributions	12,680,584	34,666,757
Cost of shares redeemed	(96,312,765)	(97,876,938)
Net increase (decrease) in net assets resulting from share transactions	4,446,504	(18,057,395)
Redemption fees	22,704	17,147
Total increase (decrease) in net assets	(105,670,374)	(35,251,640)
Net Assets
Beginning of period	256,872,612	292,124,252
End of period (including undistributed net investment income of $1,237,232 and undistributed net investment income of $1,248,552, respectively)	$ 151,202,238	$ 256,872,612
Other Information Shares
Sold	2,739,630	867,552
Issued in reinvestment of distributions	372,402	693,890
Redeemed	(2,566,429)	(1,889,744)
Net increase (decrease)	545,603	(328,302)

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 48.40	$ 51.83	$ 59.12	$ 68.76	$ 47.60
Income from Investment Operations
Net investment income (loss) C	.86	.81	1.32 F	.54	.61
Net realized and unrealized gain (loss)	(20.77)	3.01	(.77)	(.54)	22.67
Total from investment operations	(19.91)	3.82	.55	-	23.28
Distributions from net investment income	(.80)	(.80)	(.99)	(.56)	(.41)
Distributions from net realized gain	(1.86)	(6.45)	(6.85)	(9.09)	(1.72)
Total distributions	(2.66)	(7.25)	(7.84)	(9.65)	(2.13)
Redemption fees added to paid in capital C	- I	- I	- I	.01	.01
Net asset value, end of period	$ 25.83	$ 48.40	$ 51.83	$ 59.12	$ 68.76
Total Return A, B	(42.37)%	7.10%	.99%	(.46)%	49.39%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.93%	.97%	.97%	1.11%
Expenses net of fee waivers, if any	.93%	.93%	.97%	.97%	1.11%
Expenses net of all reductions	.92%	.93%	.94%	.96%	1.10%
Net investment income (loss)	2.21%	1.55%	2.36% F	.83%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 151,202	$ 256,873	$ 292,124	$ 396,088	$ 449,060
Portfolio turnover rate E	36%	52%	76%	37%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.54 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Insurance Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Insurance Portfolio	-16.04%	10.18%	8.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Insurance Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Insurance Portfolio

Management's Discussion of Fund Performance

Comments from Stephen Hermsdorf, Portfolio Manager of Select Insurance Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, Select Insurance Portfolio produced a total return of -16.04%, trailing the S&P 500® and the 13.58% decline in the Morgan Stanley InternationalSM (MSCI®) US Investable Markets Insurance Index. In a very difficult period for insurance stocks, the fund's performance relative to the MSCI index was significantly hurt by its overweighted positions in two bond insurers during the second half of the year. AMBAC Financial Group and MBIA, the two largest bond insurance companies in the United States, suffered significant losses as problems surfaced in the mortgage-backed securities and collateralized debt obligations they had insured. American International Group (AIG), the fund's largest holding on average, also underperformed because of problems in several areas, including its investment portfolio, its mortgage insurance operations and its business providing insurance for complex financial transactions. In addition, while I moved to an overweighting in diversified financials corporation Berkshire Hathaway late in the period, my earlier underweighted position held back results when the company outperformed. Helping results was my emphasis on property-and-casualty reinsurance companies such as Endurance Specialty Holdings, Axis Capital Holdings, Platinum Underwriters and Everest Re Group, as all produced solid, positive results. The Axis holding was sold before the end of the period.

Note to shareholders: Brian Wilhelm will become manager of the fund on May 1, 2008, replacing Stephen Hermsdorf.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Insurance Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	19.5	22.6
MetLife, Inc.	7.6	7.2
Berkshire Hathaway, Inc. Class A	6.2	0.5
ACE Ltd.	4.9	5.6
Hartford Financial Services Group, Inc.	4.8	4.8
Principal Financial Group, Inc.	4.2	3.8
Prudential Financial, Inc.	4.1	4.7
Everest Re Group Ltd.	3.7	3.2
AFLAC, Inc.	3.5	2.7
Loews Corp.	2.3	2.7
	60.8
Top Industries (% of fund's net assets)
As of February 29, 2008
Insurance	98.1%
Thrifts & Mortgage Finance	0.6%
Capital Markets	0.4%
Real Estate Investment Trusts	0.2%
Building Products	0.1%
All Others*	0.6%

As of August 31, 2007
Insurance	97.9%
Capital Markets	0.8%
Building Products	0.4%
Diversified Financial Services	0.0%
Software	0.0%
All Others*	0.9%

* Includes short-term investments and net other assets.

Annual Report

Select Insurance Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
BUILDING PRODUCTS - 0.1%
Building Products - 0.1%
PGT, Inc. (a)	62,900	$ 213,860
CAPITAL MARKETS - 0.4%
Asset Management & Custody Banks - 0.4%
Ameriprise Financial, Inc.	13,000	658,320
DIVERSIFIED FINANCIAL SERVICES - 0.1%
Other Diversifed Financial Services - 0.1%
Maiden Holdings Ltd. (e)	9,200	73,600
INSURANCE - 98.1%
Insurance Brokers - 2.9%
Aon Corp.	100	4,161
CNinsure, Inc. ADR	400	5,080
National Financial Partners Corp. (d)	91,600	2,177,332
Willis Group Holdings Ltd.	71,400	2,345,490
		4,532,063
Life & Health Insurance - 22.4%
AFLAC, Inc.	86,400	5,392,224
Lincoln National Corp. (d)	64,130	3,277,684
MetLife, Inc. (d)	200,500	11,681,130
Principal Financial Group, Inc. (d)	117,100	6,467,433
Protective Life Corp.	9,700	374,323
Prudential Financial, Inc.	86,200	6,290,014
Sony Financial Holdings, Inc.	264	1,054,577
		34,537,385
Multi-Line Insurance - 29.4%
American International Group, Inc. (d)	642,000	30,084,117
Assurant, Inc.	40,300	2,520,765
AXA SA sponsored ADR	14,700	494,802
Genworth Financial, Inc. Class A (non-vtg.)	60,000	1,390,800
Hartford Financial Services Group, Inc.	104,600	7,311,540
Loews Corp.	82,700	3,460,168
		45,262,192
Property & Casualty Insurance - 29.1%
21st Century Holding Co. (d)	10,600	138,436
ACE Ltd.	133,649	7,516,420
Admiral Group PLC	112,300	2,245,890
Alleghany Corp.	1,072	386,992
AMBAC Financial Group, Inc. (d)	237,850	2,649,649
American Safety Insurance Group Ltd. (a)	92,570	1,772,716
Argo Group International Holdings, Ltd. (a)	70,268	2,629,429

	Shares	Value
Aspen Insurance Holdings Ltd.	48,700	$ 1,409,378
Assured Guaranty Ltd.	45,500	1,167,075
Berkshire Hathaway, Inc.:
Class A (a)	68	9,520,000
Class B (a)	520	2,430,740
Catlin Group Ltd.	102,000	766,131
Fidelity National Financial, Inc. Class A	93,000	1,637,730
First Mercury Financial Corp. (a)	44,500	732,025
Infinity Property & Casualty Corp.	7,700	309,309
LandAmerica Financial Group, Inc. (d)	9,400	346,108
MBIA, Inc. (d)	181,800	2,357,946
Samsung Fire & Marine Insurance Co. Ltd.	2,030	401,275
Security Capital Assurance Ltd.	178,800	271,776
Specialty Underwriters' Alliance, Inc. (a)	59,600	299,192
The Chubb Corp. (d)	24,658	1,255,092
The Travelers Companies, Inc.	100	4,641
United America Indemnity Ltd. Class A (a)	110,091	2,065,307
W.R. Berkley Corp.	11,901	342,630
XL Capital Ltd. Class A	61,000	2,199,660
		44,855,547
Reinsurance - 14.3%
Endurance Specialty Holdings Ltd.	71,100	2,794,230
Everest Re Group Ltd.	58,800	5,696,544
IPC Holdings Ltd.	75,100	2,036,712
Max Capital Group Ltd.	27,100	751,754
Montpelier Re Holdings Ltd.	140,500	2,235,355
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	3,900	687,257
PartnerRe Ltd.	35,300	2,714,217
Platinum Underwriters Holdings Ltd.	97,525	3,364,613
RenaissanceRe Holdings Ltd.	31,195	1,712,606
		21,993,288
TOTAL INSURANCE		151,180,475
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Mortgage REITs - 0.2%
MFA Mortgage Investments, Inc.	38,300	366,148
THRIFTS & MORTGAGE FINANCE - 0.6%
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp.	13,539	200,513
Radian Group, Inc. (d)	91,200	649,344
		849,857
TOTAL COMMON STOCKS (Cost $147,911,608)		153,342,260
Money Market Funds - 22.6%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	634,462	$ 634,462
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	34,203,363	34,203,363
TOTAL MONEY MARKET FUNDS (Cost $34,837,825)		34,837,825
TOTAL INVESTMENT PORTFOLIO - 122.1% (Cost $182,749,433)		188,180,085
NET OTHER ASSETS - (22.1)%		(34,117,418)
NET ASSETS - 100%		$ 154,062,667
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $73,600 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,443
Fidelity Securities Lending Cash Central Fund	132,579
Total	$ 197,022
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	69.9%
Bermuda	20.7%
Cayman Islands	6.2%
United Kingdom	1.5%
Others (individually less than 1%)	1.7%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $31,813,695) - See accompanying schedule: Unaffiliated issuers (cost $147,911,608)	$ 153,342,260
Fidelity Central Funds (cost $34,837,825)	34,837,825
Total Investments (cost $182,749,433)		$ 188,180,085
Receivable for fund shares sold		174,157
Dividends receivable		200,757
Distributions receivable from Fidelity Central Funds		43,506
Prepaid expenses		527
Other receivables		803
Total assets		188,599,835

Liabilities
Payable to custodian bank	$ 18,828
Payable for fund shares redeemed	159,501
Accrued management fee	74,418
Other affiliated payables	47,818
Other payables and accrued expenses	33,240
Collateral on securities loaned, at value	34,203,363
Total liabilities		34,537,168

Net Assets		$ 154,062,667
Net Assets consist of:
Paid in capital		$ 143,265,171
Undistributed net investment income		647,773
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,717,655
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,432,068
Net Assets, for 2,852,204 shares outstanding		$ 154,062,667
Net Asset Value, offering price and redemption price per share ($154,062,667 ÷ 2,852,204 shares)		$ 54.02

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 3,276,922
Interest		9
Income from Fidelity Central Funds (including $132,579 from security lending)		197,022
Total income		3,473,953

Expenses
Management fee	$ 1,223,492
Transfer agent fees	622,205
Accounting and security lending fees	91,025
Custodian fees and expenses	22,997
Independent trustees' compensation	823
Registration fees	28,945
Audit	37,358
Legal	1,331
Interest	1,575
Miscellaneous	9,051
Total expenses before reductions	2,038,802
Expense reductions	(4,484)	2,034,318
Net investment income (loss)		1,439,635
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,517,446
Foreign currency transactions	1,877
Total net realized gain (loss)		17,519,323
Change in net unrealized appreciation (depreciation) on: Investment securities	(48,920,824)
Assets and liabilities in foreign currencies	1,272
Total change in net unrealized appreciation (depreciation)		(48,919,552)
Net gain (loss)		(31,400,229)
Net increase (decrease) in net assets resulting from operations		$ (29,960,594)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,439,635	$ 1,303,301
Net realized gain (loss)	17,519,323	16,084,361
Change in net unrealized appreciation (depreciation)	(48,919,552)	(2,361,032)
Net increase (decrease) in net assets resulting from operations	(29,960,594)	15,026,630
Distributions to shareholders from net investment income	(810,406)	(1,139,050)
Distributions to shareholders from net realized gain	(12,234,053)	(13,198,155)
Total distributions	(13,044,459)	(14,337,205)
Share transactions Proceeds from sales of shares	90,768,987	142,013,492
Reinvestment of distributions	12,497,777	13,737,229
Cost of shares redeemed	(150,458,399)	(121,134,580)
Net increase (decrease) in net assets resulting from share transactions	(47,191,635)	34,616,141
Redemption fees	8,334	18,394
Total increase (decrease) in net assets	(90,188,354)	35,323,960

Net Assets
Beginning of period	244,251,021	208,927,061
End of period (including undistributed net investment income of $647,773 and undistributed net investment income of $326,407, respectively)	$ 154,062,667	$ 244,251,021
Other Information Shares
Sold	1,306,014	2,025,862
Issued in reinvestment of distributions	201,317	197,602
Redeemed	(2,175,432)	(1,743,525)
Net increase (decrease)	(668,101)	479,939

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 69.38	$ 68.72	$ 62.15	$ 59.67	$ 41.06
Income from Investment Operations
Net investment income (loss) C	.45	.44	.70 F	.23	.08
Net realized and unrealized gain (loss)	(10.95)	5.25	7.71	2.92	19.88
Total from investment operations	(10.50)	5.69	8.41	3.15	19.96
Distributions from net investment income	(.30)	(.40)	(.60)	(.10)	(.08)
Distributions from net realized gain	(4.56)	(4.64)	(1.26)	(.59)	(1.29)
Total distributions	(4.86)	(5.04)	(1.86)	(.69)	(1.37)
Redemption fees added to paid in capital C	- I	.01	.02	.02	.02
Net asset value, end of period	$ 54.02	$ 69.38	$ 68.72	$ 62.15	$ 59.67
Total Return A, B	(16.04)%	8.33%	13.68%	5.35%	49.04%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.98%	1.03%	1.05%	1.24%
Expenses net of fee waivers, if any	.93%	.98%	1.03%	1.05%	1.24%
Expenses net of all reductions	.93%	.98%	1.02%	1.04%	1.23%
Net investment income (loss)	.65%	.64%	1.08% F	.39%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 154,063	$ 244,251	$ 208,927	$ 173,377	$ 151,875
Portfolio turnover rate E	60%	58%	44%	50%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.38 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .50%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Home Finance, Financial Services, and Banking. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. For the Brokerage and Investment Management Portfolio and the Financial Services Portfolio, certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on the funds' net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Banking Portfolio	$ 419,897,190	$ 30,193,768	$ (66,890,012)	$ (36,696,244)
Brokerage and Investment Management Portfolio	789,163,001	48,115,713	(59,061,003)	(10,945,290)
Financial Services Portfolio	410,711,408	65,110,201	(57,226,375)	7,883,826
Home Finance Portfolio	254,123,399	18,034,437	(80,608,988)	(62,574,551)
Insurance Portfolio	183,429,794	29,087,453	(24,337,162)	4,750,291
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Banking Portfolio	$ 1,203,628	$ 717,118
Brokerage and Investment Management Portfolio	2,526,158	29,131,336
Financial Services Portfolio	303,872	590,448
Home Finance Portfolio	663,861	272,273
Insurance Portfolio	1,907	15,898

The tax character of distributions paid was as follows:

February 29, 2008
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 6,219,747	$ 18,434,254	$ 24,654,001
Brokerage and Investment Management Portfolio	10,752,444	73,029,584	83,782,028
Financial Services Portfolio	6,669,625	21,691,793	28,361,418
Home Finance Portfolio	3,929,528	9,278,294	13,207,822
Insurance Portfolio	810,406	12,234,053	13,044,459

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows: - continued

February 28, 2007
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 6,850,404	$ 51,988,884	$ 58,839,288
Brokerage and Investment Management Portfolio	55,153,012	88,650,450	143,803,462
Financial Services Portfolio	6,374,392	54,896,250	61,270,642
Home Finance Portfolio	4,052,900	32,100,974	36,153,874
Insurance Portfolio	1,139,050	13,198,155	14,337,205

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	283,116,378	242,873,689
Brokerage and Investment Management Portfolio	775,108,997	1,312,914,087
Financial Services Portfolio	242,961,066	303,738,672
Home Finance Portfolio	70,895,563	76,173,879
Insurance Portfolio	129,827,245	189,180,396

Banking Portfolio, Brokerage and Investment Management Portfolio and Home Finance Portfolio realized a loss on the sale of an investment not meeting the investment restrictions of each Fund. The loss was fully reimbursed by the Funds' investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.26%	.56%
Brokerage and Investment Management Portfolio	.30%	.26%	.56%
Financial Services Portfolio	.30%	.26%	.56%
Home Finance Portfolio	.30%	.26%	.56%
Insurance Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Funds' transfer agent. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.26%
Brokerage and Investment Management Portfolio	.26%
Financial Services Portfolio	.27%
Home Finance Portfolio	.28%
Insurance Portfolio	.28%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 2,670
Brokerage and Investment Management Portfolio	2,782
Financial Services Portfolio	2,847
Home Finance Portfolio	1,107
Insurance Portfolio	1,598

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Brokerage and Investment Management Portfolio	Borrower	$ 6,941,250	5.42%	$ 8,355
Insurance Portfolio	Borrower	5,645,000	5.02%	1,575

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Banking Portfolio	$ 717
Brokerage and Investment Management Portfolio	2,335
Financial Services Portfolio	1,114
Home Finance Portfolio	490
Insurance Portfolio	513

During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Banking Portfolio	$ 12,353	$ 430	$ 3,520
Brokerage and Investment Management Portfolio	59,321	-	10,422
Financial Services Portfolio	2,670	-	13,027
Home Finance Portfolio	79	321	3,471
Insurance Portfolio	3,050	-	1,386

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts:

Banking Portfolio	$ 41,561
Brokerage and Investment Management Portfolio	57,367
Financial Services Portfolio	87,239
Home Finance Portfolio	53,452
Insurance Portfolio	23,060

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 29, 2008, the results of each of their operations for each of the years then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 23, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Name, Age; Principal Occupation
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Banking Portfolio, Select Brokerage & Investment Management Portfolio, Select Financial Services Portfolio, Select Home Finance Portfolio, and Select Insurance Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Banking Portfolio	04/14/08	04/11/08	$0.09	$0.05
Select Brokerage and Investment Management Portfolio	04/14/08	04/11/08	$0.22	$2.51
Select Financial Services Portfolio	04/14/08	04/11/08	$0.06	$0.13
Select Home Finance Portfolio	04/14/08	04/11/08	$0.11	$0.05
Select Insurance Portfolio	04/14/08	04/11/08	$0.00	$0.01

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select Banking Portfolio	$ 11,460,331
Select Brokerage and Investment Management Portfolio	$ 80,886,426
Select Financial Services Portfolio	$ 22,394,598
Select Home Finance Portfolio	$ 4,357,517
Select Insurance Portfolio	$ 17,456,679

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Banking Portfolio	100%	100%
Select Brokerage and Investment Management Portfolio	61%	100%
Select Financial Services Portfolio	100%	100%
Select Home Finance Portfolio	100%	100%
Select Insurance Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2007	December 2007
Select Banking Portfolio	100%	100%
Select Brokerage and Investment Management Portfolio	61%	100%
Select Financial Services Portfolio	100%	100%
Select Home Finance Portfolio	100%	100%
Select Insurance Portfolio	100%	100%

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

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Annual Report

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Fidelity®

Select Portfolios®

Health Care Sector

Select Biotechnology Portfolio

Select Health Care Portfolio

Select Medical Delivery Portfolio

Select Medical Equipment and Systems Portfolio

Select Pharmaceuticals Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Health Care Sector
Biotechnology	<Click Here>
Health Care	<Click Here>
Medical Delivery	<Click Here>
Medical Equipment and Systems	<Click Here>
Pharmaceuticals	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Biotechnology Portfolio
Actual	$ 1,000.00	$ 946.30	$ 4.26
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.42
Health Care Portfolio
Actual	$ 1,000.00	$ 959.50	$ 4.09
HypotheticalA	$ 1,000.00	$ 1,020.69	$ 4.22
Medical Delivery Portfolio
Actual	$ 1,000.00	$ 938.70	$ 4.39
HypotheticalA	$ 1,000.00	$ 1,020.34	$ 4.57
Medical Equipment and Systems Portfolio
Actual	$ 1,000.00	$ 1,037.10	$ 4.41
HypotheticalA	$ 1,000.00	$ 1,020.54	$ 4.37
Pharmaceuticals Portfolio
Actual	$ 1,000.00	$ 951.80	$ 4.56
HypotheticalA	$ 1,000.00	$ 1,020.19	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Biotechnology Portfolio	.88%
Health Care Portfolio	.84%
Medical Delivery Portfolio	.91%
Medical Equipment and Systems Portfolio	.87%
Pharmaceuticals Portfolio	.94%

Annual Report

Select Biotechnology Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology Portfolio	-2.03%	10.25%	7.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Biotechnology Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Biotechnology Portfolio

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Select Biotechnology Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund returned -2.03%, trailing the -1.32% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Biotechnology Index but beating the S&P 500®. Versus the MSCI index, the fund's positioning in biotechnology detracted from performance. Leading our list of detractors was Gilead Sciences, a strong-performing major index component that hurt our results because I underweighted it. Underweighting another index component, MedImmune, further detracted from performance, as the company was bought by AstraZeneca during the period, sending its stock sharply higher. Meanwhile, the stock of Vanda Pharmaceuticals, an out-of-index holding, faltered despite the company's decision to raise its fiscal 2007 earnings guidance in November. Underweighting major index component Genzyme also proved to be a mistake. In October, the company raised its fiscal 2008 earnings guidance and issued an encouraging longer-term profit forecast through 2011. Lastly, the fund was hurt by Vertex Pharmaceuticals, whose stock suffered from concerns about increased competition for its lead drug, Telaprevir, a treatment for hepatitis C. Conversely, solid picks in pharmaceuticals and in health care equipment boosted our results. The fund's top contributor was Alexion Pharmaceuticals. Strong sales of Soliris, a treatment for a rare blood disorder, helped the company narrow its second-quarter loss compared with the prior-year period and triggered a sharp run-up in the stock at the end of July. Underweighting Amgen, the largest component of the MSCI index, also boosted performance. Another contributor was our out-of-index position in Auxilium Pharmaceuticals. Underweighting major index component Genentech, the fund's largest holding at period end, helped as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Biotechnology Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Genentech, Inc.	13.5	5.4
Amgen, Inc.	10.4	19.5
Gilead Sciences, Inc.	7.6	2.5
Celgene Corp.	5.4	6.4
Biogen Idec, Inc.	5.1	8.1
Cephalon, Inc.	4.4	4.9
Alexion Pharmaceuticals, Inc.	4.2	5.1
BioMarin Pharmaceutical, Inc.	4.0	0.0
United Therapeutics Corp.	3.6	0.8
Elan Corp. PLC sponsored ADR	3.4	2.5
	61.6
Top Industries (% of fund's net assets)
As of February 29, 2008
Biotechnology	82.8%
Pharmaceuticals	12.9%
Health Care Equipment & Supplies	1.6%
Life Sciences Tools & Services	1.3%
Health Care Providers & Services	0.2%
All Others*	1.2%

* Includes short-term investments and net other assets.

As of August 31, 2007
Biotechnology	84.3%
Pharmaceuticals	10.1%
Life Sciences Tools & Services	3.1%
Health Care Equipment & Supplies	2.4%
Health Care Providers & Services	0.2%
All Others	(0.1)%†

† Short-term investments and net other assets are not included in the pie chart.

Annual Report

Select Biotechnology Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
BIOTECHNOLOGY - 82.5%
Biotechnology - 82.5%
Acadia Pharmaceuticals, Inc. (a)(d)	714,188	$ 7,084,745
Acorda Therapeutics, Inc. (a)	99,946	2,042,896
Affymax, Inc. (a)	170,396	3,280,123
Alexion Pharmaceuticals, Inc. (a)(d)	749,700	45,439,317
Alkermes, Inc. (a)	491,719	6,362,844
Alnylam Pharmaceuticals, Inc. (a)(d)	178,700	5,075,080
Amgen, Inc. (a)	2,478,845	112,837,024
Amylin Pharmaceuticals, Inc. (a)(d)	708,292	18,748,489
Antigenics, Inc. unit (a)(f)	1,548,000	5,789,882
Arena Pharmaceuticals, Inc. (a)(d)	177,400	1,202,772
Biogen Idec, Inc. (a)	951,465	55,527,497
BioMarin Pharmaceutical, Inc. (a)(d)	1,131,611	43,046,482
Celgene Corp. (a)	1,049,999	59,188,444
Cephalon, Inc. (a)(d)	802,840	48,443,366
Cepheid, Inc. (a)	202,300	5,599,664
Cougar Biotechnology, Inc. (a)	313,400	8,339,574
Cubist Pharmaceuticals, Inc. (a)	214,885	3,910,907
Dendreon Corp. (a)(d)	262,600	1,386,528
Enzon Pharmaceuticals, Inc. (a)(d)	126,100	1,083,199
Genentech, Inc. (a)(d)	1,946,539	147,450,333
Genzyme Corp. (a)	401,870	28,500,620
Gilead Sciences, Inc. (a)(d)	1,743,278	82,491,915
GTx, Inc. (a)(d)	226,816	3,712,978
Halozyme Therapeutics, Inc. (a)(d)	122,590	674,245
Human Genome Sciences, Inc. (a)(d)	455,853	2,694,091
ImClone Systems, Inc. (a)	205,600	9,254,056
Incyte Corp. (a)(d)	721,605	7,151,106
Indevus Pharmaceuticals, Inc. (a)	534,343	2,650,341
Isis Pharmaceuticals, Inc. (a)(d)	592,810	8,536,464
LifeCell Corp. (a)(d)	74,000	2,985,900
Ligand Pharmaceuticals, Inc. Class B (d)	210,300	712,917
MannKind Corp. (a)(d)	362,792	2,564,939
Martek Biosciences (a)(d)	91,400	2,619,524
Medarex, Inc. (a)(d)	171,056	1,590,821
Millennium Pharmaceuticals, Inc. (a)	1,313,981	18,382,594
Myriad Genetics, Inc. (a)(d)	209,499	7,755,653
Neurochem, Inc. (a)(d)	30,300	47,726
Omrix Biopharmaceuticals, Inc. (a)	43,600	1,052,940
ONYX Pharmaceuticals, Inc. (a)(d)	323,706	8,843,648
OREXIGEN Therapeutics, Inc.	242,874	3,145,218
OSI Pharmaceuticals, Inc. (a)(d)	264,800	9,519,560
PDL BioPharma, Inc. (a)(d)	726,700	11,612,666
Poniard Pharmaceuticals, Inc. (a)(d)	186,800	765,880
Progenics Pharmaceuticals, Inc. (a)(d)	109,200	1,670,760
Regeneron Pharmaceuticals, Inc. (a)	385,208	7,615,562
Rigel Pharmaceuticals, Inc. (a)(d)	227,365	4,506,374

	Shares	Value
Sangamo Biosciences, Inc. (a)	279,302	$ 3,267,833
Savient Pharmaceuticals, Inc. (a)(d)	305,495	6,928,627
Theratechnologies, Inc. (a)	133,100	1,107,758
Theravance, Inc. (a)(d)	204,535	3,364,601
United Therapeutics Corp. (a)(d)	459,297	38,659,028
Vanda Pharmaceuticals, Inc. (a)(e)	1,376,584	6,277,223
Vertex Pharmaceuticals, Inc. (a)(d)	1,295,200	22,666,000
Zymogenetics, Inc. (a)(d)	278,105	2,778,269
		897,947,003
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Health Care Equipment - 1.6%
Alsius Corp. (a)	328,800	1,121,208
Clinical Data, Inc. (a)(d)	147,654	3,009,189
Quidel Corp. (a)	776,100	12,751,323
TomoTherapy, Inc.	4,900	64,533
		16,946,253
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
Oracle Healthcare Acquisition Corp. unit (a)	241,200	1,840,356
LIFE SCIENCES TOOLS & SERVICES - 1.3%
Life Sciences Tools & Services - 1.3%
AMAG Pharmaceuticals, Inc. (a)	79,000	3,457,830
Applera Corp. - Celera Genomics Group (a)	306,200	4,243,932
Exelixis, Inc. (a)	863,500	5,509,130
Medivation, Inc. (a)(d)	32,736	524,103
		13,734,995
PHARMACEUTICALS - 12.9%
Pharmaceuticals - 12.9%
Akorn, Inc. (a)(d)	2,829,695	17,996,860
Auxilium Pharmaceuticals, Inc. (a)	1,083,104	34,702,652
Biodel, Inc. (d)(e)	1,500,084	20,986,175
Catalyst Pharmaceutical Partners, Inc. (a)	518,959	1,946,096
Elan Corp. PLC sponsored ADR (a)(d)	1,616,400	36,805,428
Jazz Pharmaceuticals, Inc. (d)	150,700	1,802,372
Sepracor, Inc. (a)(d)	254,700	5,468,409
ULURU, Inc. (a)	47,700	124,497
XenoPort, Inc. (a)	408,119	20,883,449
		140,715,938
TOTAL COMMON STOCKS (Cost $1,122,698,079)		1,071,184,545
Convertible Preferred Stocks - 0.3%

BIOTECHNOLOGY - 0.3%
Biotechnology - 0.3%
Xenon Pharmaceuticals, Inc. Series E (a)(f) (Cost $6,724,138)	981,626	3,416,058
Money Market Funds - 10.7%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c) (Cost $116,810,260)	116,810,260	$ 116,810,260
TOTAL INVESTMENT PORTFOLIO - 109.5% (Cost $1,246,232,477)	1,191,410,863
NET OTHER ASSETS - (9.5)%	(103,407,398)
NET ASSETS - 100%	$ 1,088,003,465
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,205,940 or 0.8% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. unit	1/9/08	$ 4,644,000
Xenon Pharmaceuticals, Inc. Series E	3/23/01	$ 6,724,138
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 85,385
Fidelity Securities Lending Cash Central Fund	1,125,354
Total	$ 1,210,739
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Biodel, Inc.	$ -	$ 32,412,651	$ 4,100,271	$ -	$ 20,986,175
Catalyst Pharmaceutical Partners, Inc.	-	1,648,919	551,504	-	-
Vanda Pharmaceuticals, Inc.	9,257,542	22,291,423	8,507,804	-	6,277,223
Total	$ 9,257,542	$ 56,352,993	$ 13,159,579	$ -	$ 27,263,398
Income Tax Information

At February 29, 2008, the fund had a capital loss carryforward of approximately $237,503,787 all of which will expire on February 28, 2011. The fund also had a Post-October loss deferral of approximately $46,827,417.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $112,832,606) - See accompanying schedule: Unaffiliated issuers (cost $1,078,330,951)	$ 1,047,337,205
Fidelity Central Funds (cost $116,810,260)	116,810,260
Other affiliated issuers (cost $51,091,266)	27,263,398
Total Investments (cost $1,246,232,477)		$ 1,191,410,863
Receivable for investments sold		74,000,488
Receivable for fund shares sold		363,147
Distributions receivable from Fidelity Central Funds		94,977
Prepaid expenses		3,423
Other receivables		743
Total assets		1,265,873,641

Liabilities
Payable to custodian bank	$ 992,947
Payable for investments purchased	56,999,135
Payable for fund shares redeemed	2,180,400
Accrued management fee	520,007
Other affiliated payables	304,224
Other payables and accrued expenses	63,203
Collateral on securities loaned, at value	116,810,260
Total liabilities		177,870,176

Net Assets		$ 1,088,003,465
Net Assets consist of:
Paid in capital		$ 1,438,185,871
Accumulated net investment loss		(2,899)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(295,357,893)
Net unrealized appreciation (depreciation) on investments		(54,821,614)
Net Assets, for 17,383,515 shares outstanding		$ 1,088,003,465
Net Asset Value, offering price and redemption price per share ($1,088,003,465 ÷ 17,383,515 shares)		$ 62.59

Statement of Operations

	Year ended February 29, 2008
Investment Income
Interest		$ 34,381
Income from Fidelity Central Funds (including $1,125,354 from security lending)		1,210,739
Total income		1,245,120

Expenses
Management fee	$ 7,082,105
Transfer agent fees	3,531,044
Accounting and security lending fees	446,651
Custodian fees and expenses	51,029
Independent trustees' compensation	4,841
Registration fees	35,406
Audit	40,616
Legal	9,352
Interest	24,664
Miscellaneous	60,128
Total expenses before reductions	11,285,836
Expense reductions	(24,534)	11,261,302
Net investment income (loss)		(10,016,182)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	100,302,745
Other affiliated issuers	(2,542,984)
Foreign currency transactions	6,934
Total net realized gain (loss)		97,766,695
Change in net unrealized appreciation (depreciation) on investment securities		(101,727,359)
Net gain (loss)		(3,960,664)
Net increase (decrease) in net assets resulting from operations		$ (13,976,846)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (10,016,182)	$ (11,600,686)
Net realized gain (loss)	97,766,695	271,570,605
Change in net unrealized appreciation (depreciation)	(101,727,359)	(381,725,710)
Net increase (decrease) in net assets resulting from operations	(13,976,846)	(121,755,791)
Share transactions Proceeds from sales of shares	146,235,436	337,912,705
Cost of shares redeemed	(413,597,621)	(658,547,986)
Net increase (decrease) in net assets resulting from share transactions	(267,362,185)	(320,635,281)
Redemption fees	33,065	208,171
Total increase (decrease) in net assets	(281,305,966)	(442,182,901)

Net Assets
Beginning of period	1,369,309,431	1,811,492,332
End of period (including accumulated net investment loss of $2,899 and accumulated net investment loss of $3,129, respectively)	$ 1,088,003,465	$ 1,369,309,431
Other Information Shares
Sold	2,180,917	5,248,435
Redeemed	(6,231,096)	(10,431,851)
Net increase (decrease)	(4,050,179)	(5,183,416)

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 63.89	$ 68.06	$ 49.04	$ 55.39	$ 38.42
Income from Investment Operations
Net investment income (loss) C	(.53)	(.47)	(.48)	(.52)	(.43)
Net realized and unrealized gain (loss)	(.77)	(3.71)	19.49	(5.84)	17.39
Total from investment operations	(1.30)	(4.18)	19.01	(6.36)	16.96
Redemption fees added to paid in capital C	- H	.01	.01	.01	.01
Net asset value, end of period	$ 62.59	$ 63.89	$ 68.06	$ 49.04	$ 55.39
Total Return A,B	(2.03)%	(6.13)%	38.78%	(11.46)%	44.17%
Ratios to Average Net Assets D,F
Expenses before reductions	.89%	.93%	.97%	.99%	1.17%
Expenses net of fee waivers, if any	.89%	.93%	.97%	.99%	1.17%
Expenses net of all reductions	.89%	.92%	.93%	.98%	1.15%
Net investment income (loss)	(.79)%	(.75)%	(.83)%	(.94)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,088,003	$ 1,369,309	$ 1,811,492	$ 1,487,400	$ 1,948,574
Portfolio turnover rate E	143%	70%	63%	19%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Health Care Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Health Care Portfolio	0.72%	10.08%	6.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Health Care Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Health Care Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Sabel, Portfolio Manager of Select Health Care Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months that ended February 29, 2008, the fund returned 0.72%, outperforming the -1.05% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Index and the S&P 500®. Strong security selection and an underweighting in pharmaceuticals contributed to the fund's outperformance of the MSCI index, as did successful stock selection in health care equipment. Overweighting life science tools and services along with good security selection in health care distributors and managed health care further buoyed results. Favorable currency movements provided an additional boost to the fund's relative return due to the fund's foreign investments. Less-favorable security selection in health care services along with unsuccessful stock selection and an overweighting in health care supplies dampened performance. Top contributors included pharmacy benefit manager Express Scripts; an underweighting of pharmaceutical company Wyeth; medical supply company Becton, Dickinson & Company; managed health care provider Humana; and an out-of-benchmark position in Australian biotechnology firm CSL Limited. Health care supplier Inverness Medical Innovations, health care facilities operator Brookdale Senior Living, health care services provider Nighthawk Radiology Holdings and an underweighting in pharmaceutical giant and major index component Johnson & Johnson were among the main detractors from the fund's performance relative to the MSCI index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Health Care Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Merck & Co., Inc.	5.7	7.7
Wyeth	4.8	2.9
UnitedHealth Group, Inc.	4.7	4.4
Abbott Laboratories	4.1	0.7
Thermo Fisher Scientific, Inc.	3.1	1.7
Allergan, Inc.	2.9	2.5
Schering-Plough Corp.	2.6	4.2
Humana, Inc.	2.4	1.6
Bristol-Myers Squibb Co.	2.4	3.3
Waters Corp.	2.4	0.9
	35.1
Top Industries (% of fund's net assets)
As of February 29, 2008
Pharmaceuticals	26.7%
Health Care Providers & Services	21.2%
Health Care Equipment & Supplies	20.4%
Biotechnology	13.5%
Life Sciences Tools & Services	11.5%
All Others*	6.7%

As of August 31, 2007
Pharmaceuticals	34.4%
Health Care Providers & Services	20.5%
Health Care Equipment & Supplies	14.6%
Biotechnology	11.2%
Life Sciences Tools & Services	8.2%
All Others*	11.1%

* Includes short-term investments and net other assets.

Annual Report

Select Health Care Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
BIOTECHNOLOGY - 13.5%
Biotechnology - 13.5%
Acadia Pharmaceuticals, Inc. (a)	156,100	$ 1,548,512
Acorda Therapeutics, Inc. (a)	57,700	1,179,388
Alexion Pharmaceuticals, Inc. (a)	55,864	3,385,917
Alnylam Pharmaceuticals, Inc. (a)	346,800	9,849,120
Amgen, Inc. (a)	747,900	34,044,408
Amylin Pharmaceuticals, Inc. (a)	144,600	3,827,562
Biogen Idec, Inc. (a)	475,262	27,736,290
BioMarin Pharmaceutical, Inc. (a)	398,400	15,155,136
Cephalon, Inc. (a)	68,700	4,145,358
Cepheid, Inc. (a)	75,400	2,087,072
Cougar Biotechnology, Inc. (a)	42,207	1,123,128
CSL Ltd.	537,091	18,013,729
CytRx Corp. (a)(d)	626,180	1,127,124
deCODE genetics, Inc. (a)	753,527	2,215,369
Genentech, Inc. (a)	477,300	36,155,475
Genmab AS (a)	17,200	1,008,904
Genzyme Corp. (a)	396,632	28,129,141
Gilead Sciences, Inc. (a)(d)	714,380	33,804,462
Grifols SA	72,153	1,650,126
GTx, Inc. (a)	201,800	3,303,466
Idera Pharmaceuticals, Inc. (a)(d)	28,800	294,336
ImClone Systems, Inc. (a)	170,400	7,669,704
Indevus Pharmaceuticals, Inc. (a)	185,100	918,096
Isis Pharmaceuticals, Inc. (a)	102,439	1,475,122
MannKind Corp. (a)	94,214	666,093
Millennium Pharmaceuticals, Inc. (a)	360,000	5,036,400
Molecular Insight Pharmaceuticals, Inc. (d)	243,600	1,744,176
Myriad Genetics, Inc. (a)	46,200	1,710,324
ONYX Pharmaceuticals, Inc. (a)	75,600	2,065,392
Orchid Cellmark, Inc. (a)	146,078	670,498
PDL BioPharma, Inc. (a)	22,100	353,158
Pharmion Corp. (a)	1,644	117,694
Progenics Pharmaceuticals, Inc. (a)(d)	129,900	1,987,470
Theravance, Inc. (a)	161,700	2,659,965
Third Wave Technologies, Inc. (a)	114,700	914,159
Vertex Pharmaceuticals, Inc. (a)	237,457	4,155,498
Zymogenetics, Inc. (a)(d)	56,100	560,439
		262,488,211
CHEMICALS - 1.1%
Diversified Chemicals - 0.8%
Bayer AG	27,500	2,098,250
Bayer AG sponsored ADR	177,916	13,574,991
		15,673,241
Fertilizers & Agricultural Chemicals - 0.3%
Agrium, Inc.	29,000	2,146,598

	Shares	Value
Monsanto Co.	18,251	$ 2,111,276
The Mosaic Co. (a)	23,600	2,626,680
		6,884,554
TOTAL CHEMICALS		22,557,795
DIVERSIFIED CONSUMER SERVICES - 0.1%
Specialized Consumer Services - 0.1%
Service Corp. International	178,700	1,929,960
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Other Diversifed Financial Services - 0.2%
MBF Healthcare Acquisition Corp. unit	396,800	3,138,688
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Electronic Equipment & Instruments - 0.1%
Mettler-Toledo International, Inc. (a)	20,300	1,983,310
FOOD & STAPLES RETAILING - 1.0%
Drug Retail - 1.0%
A&D Pharma Holdings NV (Reg. S) unit	43,200	786,931
China Nepstar Chain Drugstore Ltd. ADR	55,300	608,300
CVS Caremark Corp.	434,986	17,564,735
		18,959,966
FOOD PRODUCTS - 0.5%
Agricultural Products - 0.5%
Bunge Ltd.	89,761	9,949,109
HEALTH CARE EQUIPMENT & SUPPLIES - 20.4%
Health Care Equipment - 16.4%
American Medical Systems Holdings, Inc. (a)	557,500	8,133,925
Aspect Medical Systems, Inc. (a)(d)	727,535	9,072,361
Baxter International, Inc.	784,600	46,307,092
Beckman Coulter, Inc.	36,400	2,457,000
Becton, Dickinson & Co.	456,759	41,300,149
Boston Scientific Corp. (a)	858,800	10,812,292
C.R. Bard, Inc.	181,158	17,171,967
China Medical Technologies, Inc. sponsored ADR (d)	21,600	993,600
Covidien Ltd.	756,303	32,362,205
Electro-Optical Sciences, Inc. (a)	916,900	4,281,923
Electro-Optical Sciences, Inc. warrants 8/2/12 (a)(f)	50,450	89,604
Gen-Probe, Inc. (a)	69,300	3,313,233
Golden Meditech Co. Ltd.	17,884,000	6,403,905
Hillenbrand Industries, Inc.	57,600	3,022,272
I-Flow Corp. (a)	550,024	7,749,838
IDEXX Laboratories, Inc. (a)	18,200	1,009,554
Integra LifeSciences Holdings Corp. (a)	159,039	6,590,576
Intuitive Surgical, Inc. (a)	13,500	3,805,920
Kinetic Concepts, Inc. (a)	8,700	447,093
Medtronic, Inc.	727,861	35,927,219
Mentor Corp.	34,600	1,026,236
Meridian Bioscience, Inc.	54,800	1,877,996
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Equipment - continued
Mindray Medical International Ltd. sponsored ADR	270,500	$ 9,927,350
NeuroMetrix, Inc. (a)(d)	29,928	72,725
Orthofix International NV (a)	55,900	2,238,795
Quidel Corp. (a)	60,632	996,184
Smith & Nephew PLC	540,200	7,063,655
Smith & Nephew PLC sponsored ADR	192,500	12,585,650
St. Jude Medical, Inc. (a)	453,000	19,469,940
Stryker Corp.	326,300	21,245,393
Symmetry Medical, Inc. (a)	129,585	2,306,613
ThermoGenesis Corp. (a)	376,000	624,160
		320,686,425
Health Care Supplies - 4.0%
Alcon, Inc.	136,811	19,800,656
Haemonetics Corp. (a)	17,300	1,005,130
Immucor, Inc. (a)	182,509	5,438,768
InfuSystems Holdings, Inc. (a)(e)	1,424,500	5,014,240
InfuSystems Holdings, Inc. warrants 4/11/11 (a)	262,700	72,243
Inverness Medical Innovations, Inc. (a)	1,472,223	42,915,300
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	2,204,000	3,385,109
		77,631,446
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		398,317,871
HEALTH CARE PROVIDERS & SERVICES - 21.2%
Health Care Distributors & Services - 4.0%
Celesio AG	2,900	166,403
Henry Schein, Inc. (a)	171,426	10,254,703
McKesson Corp.	714,700	41,995,772
Profarma Distribuidora de Produtos Farmaceuticos SA (a)	1,489,300	26,362,403
		78,779,281
Health Care Facilities - 1.9%
Acibadem Saglik Hizmetleri AS	987,660	6,959,341
Apollo Hospitals Enterprise Ltd.	333,733	4,090,316
Brookdale Senior Living, Inc. (d)	167,076	4,359,013
CVS Group plc	600	3,058
Emeritus Corp. (a)	420,847	9,317,553
LifePoint Hospitals, Inc. (a)	98,832	2,476,730
Sun Healthcare Group, Inc. (a)	353,994	5,217,872
Universal Health Services, Inc. Class B	31,900	1,704,098
VCA Antech, Inc. (a)	92,400	2,966,964
		37,094,945
Health Care Services - 4.8%
athenahealth, Inc. (d)	1,600	52,032
Diagnosticos da America SA	1,020,600	19,270,238
Emergency Medical Services Corp. Class A (a)	100	2,473
Express Scripts, Inc. (a)	478,451	28,276,454

	Shares	Value
Genoptix, Inc.	59,100	$ 1,517,097
Health Grades, Inc. (a)	1,124,047	6,137,297
Healthways, Inc. (a)	39,800	1,367,130
HMS Holdings Corp. (a)	119,500	3,269,520
Laboratory Corp. of America Holdings (a)	48,200	3,726,342
Medco Health Solutions, Inc. (a)	264,800	11,733,288
Nighthawk Radiology Holdings, Inc. (a)	1,240,902	14,171,101
Omnicare, Inc.	100,487	2,108,217
Rural/Metro Corp. (a)	394,049	1,063,932
Virtual Radiologic Corp.	13,800	239,844
		92,934,965
Managed Health Care - 10.5%
Aetna, Inc.	41,000	2,033,600
Health Net, Inc. (a)	459,900	20,208,006
Humana, Inc. (a)	692,956	47,349,683
Medial Saude SA (a)	1,248,800	15,252,632
UnitedHealth Group, Inc.	1,953,820	90,813,554
Universal American Financial Corp. (a)	1,094,411	18,801,981
Wellcare Health Plans, Inc. (a)	64,600	3,084,004
WellPoint, Inc. (a)	86,000	6,026,880
		203,570,340
TOTAL HEALTH CARE PROVIDERS & SERVICES		412,379,531
HEALTH CARE TECHNOLOGY - 1.3%
Health Care Technology - 1.3%
Allscripts Healthcare Solutions, Inc. (a)(d)	200,048	2,134,512
Cerner Corp. (a)	94,897	4,123,275
Eclipsys Corp. (a)	553,954	11,826,918
HLTH Corp. (a)(d)	609,250	7,213,520
MedAssets, Inc.	57,700	1,047,832
		26,346,057
INDUSTRIAL CONGLOMERATES - 0.1%
Industrial Conglomerates - 0.1%
Max India Ltd. (a)	289,920	1,428,230
INTERNET SOFTWARE & SERVICES - 0.2%
Internet Software & Services - 0.2%
WebMD Health Corp. Class A (a)(d)	161,089	4,487,940
LIFE SCIENCES TOOLS & SERVICES - 11.5%
Life Sciences Tools & Services - 11.5%
Affymetrix, Inc. (a)	303,800	5,826,884
AMAG Pharmaceuticals, Inc. (a)	177,542	7,771,013
Applera Corp. - Applied Biosystems Group	288,600	9,728,706
Bruker BioSciences Corp. (a)	1,017,355	13,907,243
Charles River Laboratories International, Inc. (a)	53,100	3,110,598
Covance, Inc. (a)	43,100	3,638,071
Dishman Pharmaceuticals and Chemicals Ltd.	438,360	3,204,119
Divi's Laboratories Ltd. (a)	44,240	1,495,805
Common Stocks - continued
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - CONTINUED
Life Sciences Tools & Services - continued
Exelixis, Inc. (a)	239,621	$ 1,528,782
Illumina, Inc. (a)	139,388	10,093,085
Invitrogen Corp. (a)	115,164	9,730,206
Lonza Group AG	21,640	2,851,374
Millipore Corp. (a)	67,830	4,741,317
MonoGen, Inc. (a)	500	594
PAREXEL International Corp. (a)	23,000	1,263,850
PerkinElmer, Inc.	779,391	19,344,485
Pharmaceutical Product Development, Inc.	119,500	5,385,865
QIAGEN NV (a)	478,400	10,520,016
Techne Corp. (a)	31,765	2,172,408
Thermo Fisher Scientific, Inc. (a)	1,075,616	60,159,203
Waters Corp. (a)	783,700	46,716,357
Wuxi Pharmatech Cayman, Inc. Sponsored ADR (d)	18,500	444,000
		223,633,981
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Pall Corp.	215,200	8,472,424
PHARMACEUTICALS - 26.7%
Pharmaceuticals - 26.7%
Abbott Laboratories	1,483,117	79,420,915
Alembic Ltd.	154,607	209,129
Allergan, Inc.	954,461	56,532,725
Alpharma, Inc. Class A (a)	79,200	1,994,256
Barr Pharmaceuticals, Inc. (a)	112,100	5,285,515
Biodel, Inc.	25,559	357,570
BioForm Medical, Inc.	27,169	153,505
BioMimetic Therapeutics, Inc. (a)	383,543	5,269,881
BMP Sunstone Corp. (a)	100,770	869,645
Bristol-Myers Squibb Co.	2,077,800	46,979,058
China Shineway Pharmaceutical Group Ltd.	5,759,000	3,739,815
Eczacibasi ILAC Sanayi TAS (a)	250,000	934,043
Elan Corp. PLC sponsored ADR (a)	20,800	473,616
Jazz Pharmaceuticals, Inc.	103,348	1,236,042
Johnson & Johnson	173,900	10,774,844
Merck & Co., Inc.	2,518,843	111,584,748
Nexmed, Inc. (a)	2,236,374	3,421,652
Novo Nordisk AS Series B sponsored ADR	174,800	11,951,076
Perrigo Co.	129,600	4,331,232
Schering-Plough Corp.	2,355,600	51,116,520
Shire PLC sponsored ADR	292,800	17,111,232
Simcere Pharmaceutical Group sponsored ADR	86,600	906,702
Sirtris Pharmaceuticals, Inc.	64,220	766,787
Teva Pharmaceutical Industries Ltd. sponsored ADR	147,400	7,232,918
ULURU, Inc. (a)	77,500	202,275

	Shares	Value
Wyeth	2,150,648	$ 93,811,266
XenoPort, Inc. (a)	57,337	2,933,934
		519,600,901
SOFTWARE - 0.1%
Application Software - 0.1%
Nuance Communications, Inc. (a)(d)	111,900	1,840,755
Systems Software - 0.0%
Quality Systems, Inc.	9,066	295,370
TOTAL SOFTWARE		2,136,125
WATER UTILITIES - 0.6%
Water Utilities - 0.6%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR (d)	245,800	11,515,730
TOTAL COMMON STOCKS (Cost $1,763,532,073)		1,929,325,829
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 3.24% (b)	44,428,177	44,428,177
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	15,656,081	15,656,081
TOTAL MONEY MARKET FUNDS (Cost $60,084,258)		60,084,258
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,823,616,331)	1,989,410,087
NET OTHER ASSETS - (2.1)%	(41,263,555)
NET ASSETS - 100%	$ 1,948,146,532
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $89,604 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 8/2/12	8/1/07	$ 50
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,891,051
Fidelity Securities Lending Cash Central Fund	613,266
Total	$ 2,504,317
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
InfuSystems Holdings, Inc. (formerly known as HAPC, Inc.)	$ 3,846,575	$ 4,668,136	$ -	$ -	$ 5,014,240
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.2%
Brazil	3.7%
Bermuda	2.2%
United Kingdom	1.9%
Switzerland	1.1%
Others (individually less than 1%)	5.9%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $15,131,948) - See accompanying schedule: Unaffiliated issuers (cost $1,755,403,742)	$ 1,924,311,589
Fidelity Central Funds (cost $60,084,258)	60,084,258
Other affiliated issuers (cost $8,128,331)	5,014,240
Total Investments (cost $1,823,616,331)		$ 1,989,410,087
Foreign currency held at value (cost $288,025)		286,083
Receivable for investments sold		38,402,747
Receivable for fund shares sold		1,409,000
Dividends receivable		1,072,066
Distributions receivable from Fidelity Central Funds		231,479
Prepaid expenses		5,534
Other receivables		223,869
Total assets		2,031,040,865

Liabilities
Payable for investments purchased	$ 57,038,894
Payable for fund shares redeemed	8,633,947
Accrued management fee	934,885
Other affiliated payables	460,005
Other payables and accrued expenses	170,521
Collateral on securities loaned, at value	15,656,081
Total liabilities		82,894,333

Net Assets		$ 1,948,146,532
Net Assets consist of:
Paid in capital		$ 1,693,325,833
Undistributed net investment income		2,286,929
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		86,580,333
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		165,953,437
Net Assets, for 17,053,539 shares outstanding		$ 1,948,146,532
Net Asset Value, offering price and redemption price per share ($1,948,146,532 ÷ 17,053,539 shares)		$ 114.24

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 19,288,462
Special dividends		2,163,000
Interest		50,711
Income from Fidelity Central Funds (including $613,266 from security lending)		2,504,317
Total income		24,006,490

Expenses
Management fee	$ 11,739,504
Transfer agent fees	4,963,598
Accounting and security lending fees	647,168
Custodian fees and expenses	228,764
Independent trustees' compensation	7,766
Appreciation in deferred trustee compensation account	437
Registration fees	55,836
Audit	51,279
Legal	13,120
Miscellaneous	93,580
Total expenses before reductions	17,801,052
Expense reductions	(161,217)	17,639,835
Net investment income (loss)		6,366,655
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $239,124)	241,412,940
Foreign currency transactions	(349,736)
Total net realized gain (loss)		241,063,204
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $184,828)	(227,169,499)
Assets and liabilities in foreign currencies	36,917
Total change in net unrealized appreciation (depreciation)		(227,132,582)
Net gain (loss)		13,930,622
Net increase (decrease) in net assets resulting from operations		$ 20,297,277

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Health Care Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,366,655	$ 6,722,615
Net realized gain (loss)	241,063,204	156,765,299
Change in net unrealized appreciation (depreciation)	(227,132,582)	(83,817,769)
Net increase (decrease) in net assets resulting from operations	20,297,277	79,670,145
Distributions to shareholders from net investment income	(6,192,733)	(3,281,740)
Distributions to shareholders from net realized gain	(224,013,816)	(284,464,403)
Total distributions	(230,206,549)	(287,746,143)
Share transactions Proceeds from sales of shares	297,559,081	284,188,477
Reinvestment of distributions	216,028,272	271,255,684
Cost of shares redeemed	(429,358,886)	(653,962,965)
Net increase (decrease) in net assets resulting from share transactions	84,228,467	(98,518,804)
Redemption fees	44,318	54,584
Total increase (decrease) in net assets	(125,636,487)	(306,540,218)

Net Assets
Beginning of period	2,073,783,019	2,380,323,237
End of period (including undistributed net investment income of $2,286,929 and undistributed net investment income of $3,189,023, respectively)	$ 1,948,146,532	$ 2,073,783,019
Other Information Shares
Sold	2,338,021	2,259,157
Issued in reinvestment of distributions	1,705,095	2,185,999
Redeemed	(3,347,369)	(5,200,459)
Net increase (decrease)	695,747	(755,303)

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 126.78	$ 139.09	$ 127.07	$ 123.36	$ 99.56
Income from Investment Operations
Net investment income (loss) C	.39 F	.39	(.17)	.14	.13
Net realized and unrealized gain (loss)	1.63	4.49	25.97	3.69	23.84
Total from investment operations	2.02	4.88	25.80	3.83	23.97
Distributions from net investment income	(.39)	(.20)	(.04)	(.13)	(.18)
Distributions from net realized gain	(14.17)	(16.99)	(13.75)	-	-
Total distributions	(14.56)	(17.19)	(13.79)	(.13)	(.18)
Redemption fees added to paid in capital C	- I	- I	.01	.01	.01
Net asset value, end of period	$ 114.24	$ 126.78	$ 139.09	$ 127.07	$ 123.36
Total Return A,B	.72%	4.13%	20.42%	3.12%	24.11%
Ratios to Average Net Assets D,G
Expenses before reductions	.85%	.88%	.91%	.93%	1.02%
Expenses net of fee waivers, if any	.85%	.88%	.91%	.93%	1.02%
Expenses net of all reductions	.84%	.87%	.87%	.92%	.99%
Net investment income (loss)	.30% F	.31%	(.12)%	.11%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,948,147	$ 2,073,783	$ 2,380,323	$ 1,906,252	$ 2,035,782
Portfolio turnover rate E	120%	91%	120%	32%	104%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20% G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Medical Delivery Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery Portfolio	-4.00%	20.16%	7.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Medical Delivery Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Medical Delivery Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Sabel, Portfolio Manager of Select Medical Delivery Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months that ended February 29, 2008, the fund fell 4.00%, outperforming the 4.67% decline of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Providers & Services Index, but slightly lagging the S&P 500®. Favorable security selection and an underweighting in managed health care and health care distributors contributed to the fund's return relative to the MSCI index, as did solid stock selection in health care facilities. Favorable currency movements further aided relative performance due to the fund's foreign investments. Unsuccessful stock selection and an underweighting in health care services detracted, as did the negative performance of the fund's out-of-benchmark positions in health care supplies and biotechnology. Top contributors to the fund's performance relative to the MSCI benchmark included pharmacy benefit managers (PBMs) Express Scripts and Caremark - which was acquired by CVS; an underweighting in managed health care firm WellPoint, no longer held at period end; a holding in drug distributor McKesson; and timely ownership of managed health care firm Wellcare Health Plans. Among the detractors were an out-of-benchmark position in ambulance company Rural/Metro, underweightings in PBM Medco Health Solutions and managed health care firm Aetna, and an investment in health care facility operator Brookdale Senior Living.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Medical Delivery Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	21.0	23.5
McKesson Corp.	9.2	9.0
Express Scripts, Inc.	7.3	5.0
Humana, Inc.	7.0	4.1
Health Net, Inc.	5.1	2.6
Inverness Medical Innovations, Inc.	4.1	4.2
CVS Caremark Corp.	2.8	2.7
Universal American Financial Corp.	2.7	1.6
Medial Saude SA	2.6	0.4
Aetna, Inc.	2.6	0.0
	64.4
Top Industries (% of fund's net assets)
As of February 29, 2008
Health Care Providers & Services	83.6%
Health Care Equipment & Supplies	6.1%
Food & Staples Retailing	2.8%
Health Care Technology	2.7%
Diversified Consumer Services	1.4%
All Others*	3.4%

As of August 31, 2007
Health Care Providers & Services	79.6%
Health Care Equipment & Supplies	7.1%
Food & Staples Retailing	2.7%
Health Care Technology	1.6%
Insurance	1.6%
All Others*	7.4%

* Includes short-term investments and net other assets.

Annual Report

Select Medical Delivery Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
BIOTECHNOLOGY - 0.5%
Biotechnology - 0.5%
Alnylam Pharmaceuticals, Inc. (a)	29,300	$ 832,120
Arena Pharmaceuticals, Inc. (a)	56,746	384,738
deCODE genetics, Inc. (a)	196,600	578,004
Memory Pharmaceuticals Corp. (a)	877,394	561,532
Theravance, Inc. (a)	22,300	366,835
		2,723,229
DIVERSIFIED CONSUMER SERVICES - 1.4%
Specialized Consumer Services - 1.4%
Carriage Services, Inc. Class A (a)	506,549	4,001,737
Service Corp. International	311,430	3,363,444
Stewart Enterprises, Inc. Class A	5,615	33,522
		7,398,703
DIVERSIFIED FINANCIAL SERVICES - 0.7%
Other Diversifed Financial Services - 0.7%
MBF Healthcare Acquisition Corp. unit	435,100	3,441,641
FOOD & STAPLES RETAILING - 2.8%
Drug Retail - 2.8%
A&D Pharma Holdings NV (Reg. S) unit	12,500	227,700
CVS Caremark Corp.	371,483	15,000,484
		15,228,184
HEALTH CARE EQUIPMENT & SUPPLIES - 6.1%
Health Care Equipment - 1.9%
Aspect Medical Systems, Inc. (a)(e)	480,800	5,995,576
Covidien Ltd.	40,000	1,711,600
Golden Meditech Co. Ltd.	4,472,000	1,601,334
NeuroMetrix, Inc. (a)(e)	8,500	20,655
Quidel Corp. (a)	50,000	821,500
		10,150,665
Health Care Supplies - 4.2%
Atrion Corp.	7,500	765,000
InfuSystems Holdings, Inc. (a)	20,000	70,400
Inverness Medical Innovations, Inc. (a)	758,500	22,110,275
		22,945,675
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		33,096,340
HEALTH CARE PROVIDERS & SERVICES - 83.2%
Health Care Distributors & Services - 14.5%
Cardinal Health, Inc.	178,800	10,574,232
Henry Schein, Inc. (a)	163,332	9,770,520
McKesson Corp.	850,100	49,951,876
Profarma Distribuidora de Produtos Farmaceuticos SA (a)	450,000	7,965,542
United Drug PLC (Ireland)	55,000	322,576
		78,584,746

	Shares	Value
Health Care Facilities - 9.7%
Acibadem Saglik Hizmetleri AS	781,476	$ 5,506,509
Apollo Hospitals Enterprise Ltd.	676,527	8,291,686
Bangkok Chain Hospital PCL	4,250,000	1,004,933
Bangkok Dusit Medical Service PCL (For. Reg.)	297,600	312,233
Brookdale Senior Living, Inc. (e)	97,477	2,543,175
Bumrungrad Hospital PCL (For. Reg.)	190,500	220,749
Emeritus Corp. (a)	266,824	5,907,483
Health Management Associates, Inc. Class A	1,385,000	7,409,750
LifePoint Hospitals, Inc. (a)	75,367	1,888,697
National Healthcare Corp.	7,470	348,550
Sun Healthcare Group, Inc. (a)	524,037	7,724,305
Sunrise Senior Living, Inc. (a)	10,000	273,800
Tenet Healthcare Corp. (a)	75,000	360,750
U.S. Physical Therapy, Inc. (a)	73,046	967,860
Universal Health Services, Inc. Class B	100,000	5,342,000
VCA Antech, Inc. (a)	129,300	4,151,823
		52,254,303
Health Care Services - 16.9%
AMN Healthcare Services, Inc. (a)	53,600	867,784
Bio-Reference Laboratories, Inc. (a)	20,000	553,000
Diagnosticos da America SA	644,300	12,165,211
Emergency Medical Services Corp. Class A (a)	100	2,473
Express Scripts, Inc. (a)	664,900	39,295,590
Genoptix, Inc.	25,000	641,750
Health Grades, Inc. (a)	1,277,615	6,975,778
Healthways, Inc. (a)	64,800	2,225,880
HMS Holdings Corp. (a)	61,829	1,691,641
Laboratory Corp. of America Holdings (a)	14,300	1,105,533
Medco Health Solutions, Inc. (a)	166,700	7,386,477
Nighthawk Radiology Holdings, Inc. (a)(e)	721,723	8,242,077
Omnicare, Inc. (e)	87,300	1,831,554
Pediatrix Medical Group, Inc. (a)	50,500	3,333,505
Rural/Metro Corp. (a)(f)	1,957,400	5,284,980
Virtual Radiologic Corp.	3,800	66,044
		91,669,277
Managed Health Care - 42.1%
Aetna, Inc.	283,400	14,056,640
Health Net, Inc. (a)	624,100	27,422,954
Healthspring, Inc. (a)	99,900	1,753,245
Humana, Inc. (a)	551,171	37,661,514
Medial Saude SA (a)	1,154,000	14,094,760
Molina Healthcare, Inc. (a)	20,000	633,000
UnitedHealth Group, Inc.	2,436,447	113,246,058
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - continued
Universal American Financial Corp. (a)	852,596	$ 14,647,599
Wellcare Health Plans, Inc. (a)(e)	80,000	3,819,200
		227,334,970
TOTAL HEALTH CARE PROVIDERS & SERVICES		449,843,296
HEALTH CARE TECHNOLOGY - 2.7%
Health Care Technology - 2.7%
Cerner Corp. (a)	34,801	1,512,103
Eclipsys Corp. (a)	378,100	8,072,435
HLTH Corp. (a)	430,800	5,100,672
		14,685,210
INDUSTRIAL CONGLOMERATES - 0.4%
Industrial Conglomerates - 0.4%
Max India Ltd. (a)	470,000	2,315,356
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
WebMD Health Corp. Class A (a)(e)	63,400	1,766,324
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Life Sciences Tools & Services - 0.8%
Bruker BioSciences Corp. (a)	209,017	2,857,262
Medtox Scientific, Inc. (a)	35,000	559,650
Wuxi Pharmatech Cayman, Inc. Sponsored ADR (e)	22,100	530,400
		3,947,312
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Nexmed, Inc. (a)	327,800	501,534
SOFTWARE - 0.0%
Systems Software - 0.0%
Quality Systems, Inc.	1,300	42,354
TOTAL COMMON STOCKS (Cost $490,242,662)		534,989,483
Nonconvertible Bonds - 0.4%
	Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES - 0.4%
Health Care Services - 0.4%
Rural/Metro Corp.:
0% 3/15/16 (d)	$ 2,790,000	$ 2,036,700
9.875% 3/15/15	20,000	18,350
TOTAL CORPORATE BONDS (Cost $2,188,157)		2,055,050
Money Market Funds - 4.7%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	16,147,288	$ 16,147,288
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	9,540,600	9,540,600
TOTAL MONEY MARKET FUNDS (Cost $25,687,888)		25,687,888
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $518,118,707)	562,732,421
NET OTHER ASSETS - (4.1)%	(22,235,147)
NET ASSETS - 100%	$ 540,497,274
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 762,002
Fidelity Securities Lending Cash Central Fund	359,831
Total	$ 1,121,833
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Health Grades, Inc.	$ 10,192,464	$ 3,328,051	$ 6,847,206	$ -	$ -
Rural/Metro Corp.	14,817,518	-	-	-	5,284,980
Total	$ 25,009,982	$ 3,328,051	$ 6,847,206	$ -	$ 5,284,980
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.7%
Brazil	6.3%
India	1.9%
Turkey	1.0%
Others (individually less than 1%)	1.1%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $9,127,003) - See accompanying schedule: Unaffiliated issuers (cost $477,338,085)	$ 531,759,553
Fidelity Central Funds (cost $25,687,888)	25,687,888
Other affiliated issuers (cost $15,092,734)	5,284,980
Total Investments (cost $518,118,707)		$ 562,732,421
Foreign currency held at value (cost $165,386)		164,159
Receivable for investments sold		11,465,652
Receivable for fund shares sold		484,456
Dividends receivable		95,116
Interest receivable		905
Distributions receivable from Fidelity Central Funds		36,376
Prepaid expenses		1,535
Other receivables		5,954
Total assets		574,986,574

Liabilities
Payable to custodian bank	$ 10,300
Payable for investments purchased	21,965,016
Payable for fund shares redeemed	2,467,591
Accrued management fee	276,777
Other affiliated payables	169,890
Other payables and accrued expenses	59,126
Collateral on securities loaned, at value	9,540,600
Total liabilities		34,489,300

Net Assets		$ 540,497,274
Net Assets consist of:
Paid in capital		$ 482,611,002
Undistributed net investment income		1,179,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,072,073
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,634,659
Net Assets, for 11,938,119 shares outstanding		$ 540,497,274
Net Asset Value, offering price and redemption price per share ($540,497,274 ÷ 11,938,119 shares)		$ 45.27

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 1,205,023
Special dividends		4,761,750
Interest		266,808
Income from Fidelity Central Funds (including $359,831 from security lending)		1,121,833
Total income		7,355,414

Expenses
Management fee	$ 3,634,238
Transfer agent fees	1,840,480
Accounting and security lending fees	243,628
Custodian fees and expenses	103,941
Independent trustees' compensation	2,535
Registration fees	63,555
Audit	55,727
Legal	4,319
Interest	6,429
Miscellaneous	30,351
Total expenses before reductions	5,985,203
Expense reductions	(38,383)	5,946,820
Net investment income (loss)		1,408,594
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,391,267
Other affiliated issuers	1,089,412
Foreign currency transactions	(196,292)
Total net realized gain (loss)		48,284,387
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $24,801)	(79,079,150)
Assets and liabilities in foreign currencies	35,537
Total change in net unrealized appreciation (depreciation)		(79,043,613)
Net gain (loss)		(30,759,226)
Net increase (decrease) in net assets resulting from operations		$ (29,350,632)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Medical Delivery Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,408,594	$ (4,868,748)
Net realized gain (loss)	48,284,387	87,934,009
Change in net unrealized appreciation (depreciation)	(79,043,613)	(115,789,754)
Net increase (decrease) in net assets resulting from operations	(29,350,632)	(32,724,493)
Distributions to shareholders from net realized gain	(50,920,643)	(79,276,226)
Share transactions Proceeds from sales of shares	374,625,171	251,334,506
Reinvestment of distributions	48,846,356	75,721,552
Cost of shares redeemed	(446,389,762)	(1,041,431,790)
Net increase (decrease) in net assets resulting from share transactions	(22,918,235)	(714,375,732)
Redemption fees	45,642	156,545
Total increase (decrease) in net assets	(103,143,868)	(826,219,906)

Net Assets
Beginning of period	643,641,142	1,469,861,048
End of period (including undistributed net investment income of $1,179,540 and accumulated net investment loss of $777, respectively)	$ 540,497,274	$ 643,641,142
Other Information Shares
Sold	7,144,220	4,957,037
Issued in reinvestment of distributions	944,218	1,525,404
Redeemed	(8,765,390)	(20,600,304)
Net increase (decrease)	(676,952)	(14,117,863)

Financial Highlights

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 51.02	$ 54.98	$ 46.80	$ 32.76	$ 22.84
Income from Investment Operations
Net investment income (loss) C	.11 F	(.29)	(.31)	(.28)	(.30)
Net realized and unrealized gain (loss)	(1.69)	1.20 G	11.41	14.28	10.20
Total from investment operations	(1.58)	.91	11.10	14.00	9.90
Distributions from net realized gain	(4.17)	(4.88)	(2.94)	-	-
Redemption fees added to paid in capital C	- J	.01	.02	.04	.02
Net asset value, end of period	$ 45.27	$ 51.02	$ 54.98	$ 46.80	$ 32.76
Total Return A,B	(4.00)%	2.23%	24.54%	42.86%	43.43%
Ratios to Average Net Assets D,H
Expenses before reductions	.92%	.95%	.95%	1.03%	1.30%
Expenses net of fee waivers, if any	.92%	.95%	.95%	1.03%	1.30%
Expenses net of all reductions	.91%	.94%	.91%	.92%	1.24%
Net investment income (loss)	.22% F	(.58)%	(.60)%	(.72)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 540,497	$ 643,641	$ 1,469,861	$ 706,183	$ 210,255
Portfolio turnover rate E	113%	92%	106%	244%	196%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.38 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Medical Equipment and Systems Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Life of fund A
Select Medical Equipment and Systems Portfolio	12.57%	14.86%	14.78%

A From April 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Comments from Edward Yoon, Portfolio Manager of Select Medical Equipment and Systems Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund rose 12.57%, substantially outperforming the S&P 500® and the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Equipment & Supplies Index, which rose 7.10%. Good stock picking in the health care equipment group accounted for much of this outperformance of the MSCI index. The fund benefited, for example, from its underweighted positions in Boston Scientific, which faced safety and efficacy questions in the drug-eluting coronary stent market, and in Zimmer Holdings, which faced a Department of Justice investigation into its selling practices in the orthopedic implant market. Stock picking in the life science tools and services group, which is not part of the benchmark index, also helped performance. One example is Illumina, a strong-performing company that develops technology for genetic analysis. On the other hand, our underweighted position in Intuitive Surgical, which makes robotic surgical equipment, detracted from relative performance. Not owning Dade Behring, a diagnostics stock that appreciated when the company was acquired, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Medical Equipment and Systems Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic, Inc.	17.4	17.1
Covidien Ltd.	10.9	1.7
Baxter International, Inc.	9.1	9.4
Becton, Dickinson & Co.	8.3	10.3
Boston Scientific Corp.	4.5	0.0
C.R. Bard, Inc.	4.2	8.1
Stryker Corp.	3.2	0.0
Alcon, Inc.	3.2	4.8
Allergan, Inc.	3.1	3.4
St. Jude Medical, Inc.	2.8	3.3
	66.7
Top Industries (% of fund's net assets)
As of February 29, 2008
Health Care Equipment & Supplies	82.1%
Life Sciences Tools & Services	9.2%
Pharmaceuticals	3.5%
Biotechnology	2.4%
Health Care Providers & Services	1.0%
All Others*	1.8%

As of August 31, 2007
Health Care Equipment & Supplies	78.0%
Life Sciences Tools & Services	10.7%
Pharmaceuticals	3.8%
Biotechnology	3.2%
Health Care Providers & Services	1.4%
All Others*	2.9%

* Includes short-term investments and net other assets.

Annual Report

Select Medical Equipment and Systems Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
BIOTECHNOLOGY - 2.4%
Biotechnology - 2.4%
Alnylam Pharmaceuticals, Inc. (a)(d)	250,000	$ 7,100,000
CSL Ltd.	300,000	10,061,831
deCODE genetics, Inc. (a)(d)	700,000	2,058,000
Diagnocure, Inc. (a)	474,700	1,186,690
MannKind Corp. (a)(d)	250,363	1,770,066
Nanosphere, Inc.	80,000	740,000
Third Wave Technologies, Inc. (a)	600,000	4,782,000
		27,698,587
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. (a)	100,000	3,061,000
HEALTH CARE EQUIPMENT & SUPPLIES - 82.1%
Health Care Equipment - 75.5%
American Medical Systems Holdings, Inc. (a)(d)	2,040,000	29,763,600
ArthroCare Corp. (a)(d)	160,000	6,424,000
Aspect Medical Systems, Inc. (a)	159,106	1,984,052
Baxter International, Inc.	1,800,000	106,236,000
Becton, Dickinson & Co.	1,080,000	97,653,600
Boston Scientific Corp. (a)(d)	4,200,000	52,878,000
C.R. Bard, Inc.	520,000	49,290,800
Covidien Ltd.	2,980,000	127,514,200
Cyberonics, Inc. (a)	300,000	3,870,000
Electro-Optical Sciences, Inc. warrants 11/2/11 (a)(e)	90,313	158,287
ev3, Inc. (a)	500,000	4,420,000
Gen-Probe, Inc. (a)	420,000	20,080,200
Heartware Ltd. (a)	5,997,483	2,577,849
Hillenbrand Industries, Inc.	450,000	23,611,500
Hologic, Inc. (a)	250,000	15,077,500
Home Diagnostics, Inc. (a)	100,000	726,000
Hospira, Inc. (a)	180,000	7,660,800
Integra LifeSciences Holdings Corp. (a)(d)	195,000	8,080,800
Intuitive Surgical, Inc. (a)	25,000	7,048,000
Kinetic Concepts, Inc. (a)	50,000	2,569,500
Masimo Corp.	100,000	3,206,000
Medtronic, Inc.	4,125,000	203,609,999
Mentor Corp.	154,000	4,567,640
Micrus Endovascular Corp. (a)	310,000	4,386,500
NuVasive, Inc. (a)(d)	132,000	5,087,280
ResMed, Inc. (a)(d)	50,000	2,024,500
Smith & Nephew PLC sponsored ADR (d)	180,000	11,768,400
St. Jude Medical, Inc. (a)	750,000	32,235,000

	Shares	Value
Stereotaxis, Inc. (a)(d)	246,631	$ 1,423,061
Stryker Corp.	575,000	37,438,250
The Spectranetics Corp. (a)	260,000	2,340,000
ThermoGenesis Corp. (a)	599,788	995,648
Zimmer Holdings, Inc. (a)	90,000	6,776,100
		883,483,066
Health Care Supplies - 6.6%
Alcon, Inc.	255,000	36,906,150
Cooper Companies, Inc. (d)	35,000	1,196,650
Haemonetics Corp. (a)	150,000	8,715,000
Immucor, Inc. (a)	540,000	16,092,000
Inverness Medical Innovations, Inc. (a)	400,000	11,660,000
RTI Biologics, Inc. (a)	299,928	2,579,381
TranS1, Inc.	5,200	68,796
		77,217,977
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		960,701,043
HEALTH CARE PROVIDERS & SERVICES - 1.0%
Health Care Distributors & Services - 1.0%
Henry Schein, Inc. (a)	100,000	5,982,000
Patterson Companies, Inc. (a)	150,000	5,280,000
		11,262,000
LIFE SCIENCES TOOLS & SERVICES - 9.2%
Life Sciences Tools & Services - 9.2%
Affymetrix, Inc. (a)(d)	770,000	14,768,600
Applera Corp. - Applied Biosystems Group	575,000	19,383,250
Bruker BioSciences Corp. (a)	300,000	4,101,000
Charles River Laboratories International, Inc. (a)	190,000	11,130,200
Illumina, Inc. (a)	327,000	23,678,070
Invitrogen Corp. (a)	140,000	11,828,600
QIAGEN NV (a)(d)	1,050,000	23,089,500
		107,979,220
MACHINERY - 0.2%
Industrial Machinery - 0.2%
Pall Corp.	60,000	2,362,200
PHARMACEUTICALS - 3.5%
Pharmaceuticals - 3.5%
Allergan, Inc. (d)	605,000	35,834,150
BioMimetic Therapeutics, Inc. (a)	198,600	2,728,764
ULURU, Inc. (a)	350,000	913,500
XenoPort, Inc. (a)	20,600	1,054,102
		40,530,516
TOTAL COMMON STOCKS (Cost $1,019,865,673)		1,153,594,566
Money Market Funds - 7.4%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	19,944,845	$ 19,944,845
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	66,445,350	66,445,350
TOTAL MONEY MARKET FUNDS (Cost $86,390,195)		86,390,195
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $1,106,255,868)	1,239,984,761
NET OTHER ASSETS - (6.0)%	(70,123,626)
NET ASSETS - 100%	$ 1,169,861,135
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $158,287 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 9
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 482,299
Fidelity Securities Lending Cash Central Fund	584,513
Total	$ 1,066,812
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
NeuroMetrix, Inc.	$ 7,873,822	$ -	$ 6,595,270	$ -	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.7%
Bermuda	10.9%
Switzerland	3.2%
Netherlands	2.0%
Australia	1.1%
United Kingdom	1.0%
Others (individually less than 1%)	0.1%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $63,467,075) - See accompanying schedule: Unaffiliated issuers (cost $1,019,865,673)	$ 1,153,594,566
Fidelity Central Funds (cost $86,390,195)	86,390,195
Total Investments (cost $1,106,255,868)		$ 1,239,984,761
Receivable for investments sold		7,175,865
Receivable for fund shares sold		4,262,564
Dividends receivable		63,290
Distributions receivable from Fidelity Central Funds		137,863
Prepaid expenses		2,519
Other receivables		3,441
Total assets		1,251,630,303

Liabilities
Payable for investments purchased	$ 13,258,294
Payable for fund shares redeemed	1,233,984
Accrued management fee	527,937
Other affiliated payables	248,903
Other payables and accrued expenses	54,700
Collateral on securities loaned, at value	66,445,350
Total liabilities		81,769,168

Net Assets		$ 1,169,861,135
Net Assets consist of:
Paid in capital		$ 989,719,981
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		46,410,634
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		133,730,520
Net Assets, for 47,922,656 shares outstanding		$ 1,169,861,135
Net Asset Value, offering price and redemption price per share ($1,169,861,135 ÷ 47,922,656 shares)		$ 24.41

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 5,048,498
Interest		8,087
Income from Fidelity Central Funds (including $584,513 from security lending)		1,066,812
Total income		6,123,397

Expenses
Management fee	$ 5,054,421
Transfer agent fees	2,378,955
Accounting and security lending fees	321,316
Custodian fees and expenses	34,630
Independent trustees' compensation	3,245
Registration fees	81,664
Audit	38,943
Legal	5,065
Interest	8,259
Miscellaneous	40,158
Total expenses before reductions	7,966,656
Expense reductions	(24,205)	7,942,451
Net investment income (loss)		(1,819,054)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	115,368,619
Other affiliated issuers	(10,363,316)
Foreign currency transactions	(87,159)
Total net realized gain (loss)		104,918,144
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,875,407)
Assets and liabilities in foreign currencies	1,732
Total change in net unrealized appreciation (depreciation)		(5,873,675)
Net gain (loss)		99,044,469
Net increase (decrease) in net assets resulting from operations		$ 97,225,415

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Medical Equipment and Systems Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,819,054)	$ (1,894,107)
Net realized gain (loss)	104,918,144	75,450,042
Change in net unrealized appreciation (depreciation)	(5,873,675)	(37,056,573)
Net increase (decrease) in net assets resulting from operations	97,225,415	36,499,362
Distributions to shareholders from net realized gain	(76,638,625)	(84,052,518)
Share transactions Proceeds from sales of shares	655,708,750	166,020,263
Reinvestment of distributions	73,785,048	80,778,740
Cost of shares redeemed	(377,258,197)	(517,423,736)
Net increase (decrease) in net assets resulting from share transactions	352,235,601	(270,624,733)
Redemption fees	64,121	35,458
Total increase (decrease) in net assets	372,886,512	(318,142,431)

Net Assets
Beginning of period	796,974,623	1,115,117,054
End of period	$ 1,169,861,135	$ 796,974,623
Other Information Shares
Sold	26,109,754	7,116,270
Issued in reinvestment of distributions	3,039,592	3,475,653
Redeemed	(14,899,288)	(22,203,852)
Net increase (decrease)	14,250,058	(11,611,929)

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.67	$ 24.62	$ 23.70	$ 20.99	$ 15.63
Income from Investment Operations
Net investment income (loss) C	(.05)	(.05)	(.04)	(.06)	(.09)
Net realized and unrealized gain (loss)	2.97	1.35	1.80	2.88	5.97
Total from investment operations	2.92	1.30	1.76	2.82	5.88
Distributions from net realized gain	(2.18)	(2.25)	(.84)	(.11)	(.53)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 24.41	$ 23.67	$ 24.62	$ 23.70	$ 20.99
Total Return A,B	12.57%	5.66%	7.36%	13.49%	37.94%
Ratios to Average Net Assets D,F
Expenses before reductions	.88%	.93%	.96%	1.00%	1.18%
Expenses net of fee waivers, if any	.88%	.93%	.96%	1.00%	1.18%
Expenses net of all reductions	.88%	.92%	.92%	.98%	1.15%
Net investment income (loss)	(.20)%	(.22)%	(.18)%	(.28)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,169,861	$ 796,975	$ 1,115,117	$ 966,579	$ 571,596
Portfolio turnover rate E	129%	71%	99%	28%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Pharmaceuticals Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Life of fundA
Select Pharmaceuticals Portfolio	1.64%	10.34%	2.04%

A From June 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Pharmaceuticals Portfolio on June 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Comments from Andrew Oh, Portfolio Manager of Select Pharmaceuticals Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund rose 1.64%, outperforming the S&P 500® and the Morgan Stanley Capital InternationalSM (MSCI ®) US Investable Market Pharmaceuticals Index, which declined 3.92%. Good stock picking in pharmaceuticals was the primary source of this outperformance of the MSCI index. The fund held overweighted positions in Merck, which benefited from two successful product launches; in XenoPort, which developed an innovative drug for restless-leg syndrome; and in Perrigo, which received approval for over-the-counter versions of two best-selling drugs. Performance also was helped by an underweighted position in Pfizer, which fell because of a major upcoming drug patent expiration and a limited pipeline. Favorable currency movements had a positive impact as well. However, performance was hurt by an underweighted position in Johnson & Johnson, a large-cap pharmaceutical stock that benefited from a major restructuring and the announcement of a $10 billion share repurchase program. An out-of-benchmark investment in Allscripts Healthcare Solutions also detracted, as this health care technology company was hurt by contract delays.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Pharmaceuticals Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Merck & Co., Inc.	13.8	14.9
Abbott Laboratories	11.1	6.1
Wyeth	8.0	5.4
Schering-Plough Corp.	6.2	8.2
Pfizer, Inc.	6.1	1.1
Eli Lilly & Co.	4.8	2.6
Johnson & Johnson	4.6	5.4
Bristol-Myers Squibb Co.	4.4	7.6
Allergan, Inc.	3.7	3.4
Perrigo Co.	2.2	1.0
	64.9
Top Industries (% of fund's net assets)
As of February 29, 2008
Pharmaceuticals	81.6%
Biotechnology	6.2%
Health Care Equipment & Supplies	3.4%
Life Sciences Tools & Services	2.8%
Health Care Technology	1.7%
All Others*	4.3%

As of August 31, 2007
Pharmaceuticals	79.0%
Biotechnology	6.5%
Health Care Equipment & Supplies	3.9%
Health Care Technology	3.5%
Life Sciences Tools & Services	2.0%
All Others*	5.1%
* Includes short-term investments and net other assets.

Annual Report

Select Pharmaceuticals Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
BIOTECHNOLOGY - 6.2%
Biotechnology - 6.2%
Acambis PLC (a)	100	$ 232
Acorda Therapeutics, Inc. (a)	32,200	658,168
Alexion Pharmaceuticals, Inc. (a)	300	18,183
Alnylam Pharmaceuticals, Inc. (a)	13,000	369,200
Ambrilia Biopharma, Inc. (a)	48,500	29,572
Amylin Pharmaceuticals, Inc. (a)	14,060	372,168
Biocon Ltd.	300	3,297
Biogen Idec, Inc. (a)	6,100	355,996
BioMarin Pharmaceutical, Inc. (a)	8,000	304,320
Celgene Corp. (a)	6,900	388,953
Cephalon, Inc. (a)	4,800	289,632
Cepheid, Inc. (a)	4,500	124,560
Chelsea Therapeutics International Ltd. (a)(d)	21,400	132,894
Cougar Biotechnology, Inc. (a)	18,500	492,285
Crucell NV sponsored ADR (a)(d)	4,600	63,986
CSL Ltd.	95,423	3,200,434
Cubist Pharmaceuticals, Inc. (a)	5,500	100,100
Diagnocure, Inc. (a)	100	250
Dynavax Technologies Corp. (a)	300	1,866
EPIX Pharmaceuticals, Inc. (a)	100	305
Genentech, Inc. (a)	100	7,575
Genomic Health, Inc. (a)	2,900	55,303
Gilead Sciences, Inc. (a)	8,300	392,756
GTx, Inc. (a)	4,000	65,480
Human Genome Sciences, Inc. (a)	8,900	52,599
Incyte Corp. (a)	6,200	61,442
Indevus Pharmaceuticals, Inc. (a)	136,500	677,040
Isis Pharmaceuticals, Inc. (a)	6,400	92,160
Martek Biosciences (a)	100	2,866
Memory Pharmaceuticals Corp. (a)	100	64
Myriad Genetics, Inc. (a)	29,000	1,073,580
Nanosphere, Inc.	100	925
ONYX Pharmaceuticals, Inc. (a)	7,300	199,436
Poniard Pharmaceuticals, Inc. (a)	100	410
Prana Biotechnology Ltd. ADR (a)	1,400	6,314
Progenics Pharmaceuticals, Inc. (a)	200	3,060
Resverlogix Corp. (a)	100	1,423
Rigel Pharmaceuticals, Inc. (a)	10,500	208,110
Savient Pharmaceuticals, Inc. (a)	1,000	22,680
Targacept, Inc. (a)	100	791
Theravance, Inc. (a)	16,100	264,845
Third Wave Technologies, Inc. (a)	15,900	126,723
Transition Therapeutics, Inc. (a)	2,222	22,490
United Therapeutics Corp. (a)	2,400	202,008
Vertex Pharmaceuticals, Inc. (a)	80	1,400
		10,447,881
CHEMICALS - 0.8%
Diversified Chemicals - 0.5%
Bayer AG sponsored ADR	11,500	877,450

	Shares	Value
Specialty Chemicals - 0.3%
Sigma Aldrich Corp.	9,200	$ 506,184
TOTAL CHEMICALS		1,383,634
FOOD & STAPLES RETAILING - 0.2%
Drug Retail - 0.2%
China Nepstar Chain Drugstore Ltd. ADR	100	1,100
CVS Caremark Corp.	10,600	428,028
		429,128
HEALTH CARE EQUIPMENT & SUPPLIES - 3.4%
Health Care Equipment - 3.1%
Abiomed, Inc. (a)	11,800	168,740
American Medical Systems Holdings, Inc. (a)	15,700	229,063
Baxter International, Inc.	6,900	407,238
Becton, Dickinson & Co.	6,700	605,814
C.R. Bard, Inc.	6,500	616,135
China Medical Technologies, Inc. sponsored ADR (d)	25,600	1,177,600
Clinical Data, Inc. (a)	100	2,038
Cochlear Ltd.	100	4,986
Exactech, Inc. (a)	4,000	105,000
Gen-Probe, Inc. (a)	6,200	296,422
Hologic, Inc. (a)	100	6,031
Insulet Corp.	100	1,713
Integra LifeSciences Holdings Corp. (a)	1,400	58,016
Mentor Corp.	700	20,762
Meridian Bioscience, Inc.	600	20,562
Mindray Medical International Ltd. sponsored ADR	21,300	781,710
Nobel Biocare Holding AG (Switzerland)	100	24,188
Quidel Corp. (a)	17,000	279,310
ResMed, Inc. (a)	100	4,049
Sonova Holding AG	2,836	268,792
The Spectranetics Corp. (a)	100	900
William Demant Holding AS (a)	1,000	71,576
		5,150,645
Health Care Supplies - 0.3%
Align Technology, Inc. (a)	21,000	259,350
Chembio Diagnostics, Inc. (a)	100	22
Cooper Companies, Inc.	100	3,419
Immucor, Inc. (a)	5,900	175,820
Inverness Medical Innovations, Inc. (a)	1,200	34,980
		473,591
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		5,624,236
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 1.6%
Health Care Distributors & Services - 0.8%
McKesson Corp.	23,500	$ 1,380,860
Profarma Distribuidora de Produtos Farmaceuticos SA (a)	1,000	17,701
		1,398,561
Health Care Services - 0.7%
BioScrip, Inc. (a)	100	703
Diagnosticos da America SA	500	9,441
Emergency Medical Services Corp. Class A (a)	700	17,311
Express Scripts, Inc. (a)	5,900	348,690
Health Grades, Inc. (a)	3,900	21,294
HealthExtras, Inc. (a)	8,000	220,400
Healthways, Inc. (a)	2,000	68,700
Medco Health Solutions, Inc. (a)	12,000	531,720
		1,218,259
Managed Health Care - 0.1%
Magellan Health Services, Inc. (a)	100	4,333
National Medical Health Card Systems, Inc. (a)	100	1,044
Universal American Financial Corp. (a)	4,500	77,310
		82,687
TOTAL HEALTH CARE PROVIDERS & SERVICES		2,699,507
HEALTH CARE TECHNOLOGY - 1.7%
Health Care Technology - 1.7%
Allscripts Healthcare Solutions, Inc. (a)(d)	23,700	252,879
Cerner Corp. (a)	35,600	1,546,820
Eclipsys Corp. (a)	4,500	96,075
Phase Forward, Inc. (a)	31,500	501,795
TriZetto Group, Inc. (a)	22,500	439,200
		2,836,769
LIFE SCIENCES TOOLS & SERVICES - 2.8%
Life Sciences Tools & Services - 2.8%
Affymetrix, Inc. (a)	10,100	193,718
AMAG Pharmaceuticals, Inc. (a)	1,600	70,032
Applera Corp. - Celera Genomics Group (a)	100	1,386
Bruker BioSciences Corp. (a)	17,300	236,491
Charles River Laboratories International, Inc. (a)	6,400	374,912
Covance, Inc. (a)	4,800	405,168
ICON PLC sponsored ADR (a)	3,200	211,520
Illumina, Inc. (a)	6,600	477,906
Invitrogen Corp. (a)	700	59,143
Lonza Group AG	6,704	883,346
Medivation, Inc. (a)(d)	22,000	352,220
Millipore Corp. (a)	2,400	167,760
PAREXEL International Corp. (a)	6,800	373,660
PerkinElmer, Inc.	100	2,482

	Shares	Value
Pharmaceutical Product Development, Inc.	2,300	$ 103,661
QIAGEN NV (a)	5,077	111,643
Sequenom, Inc. (a)	4,000	27,960
Techne Corp. (a)	3,366	230,201
Thermo Fisher Scientific, Inc. (a)	2,000	111,860
Waters Corp. (a)	5,200	309,972
		4,705,041
PERSONAL PRODUCTS - 0.8%
Personal Products - 0.8%
Chattem, Inc. (a)	15,000	1,168,500
Prestige Brands Holdings, Inc. (a)	13,800	106,398
		1,274,898
PHARMACEUTICALS - 81.6%
Pharmaceuticals - 81.6%
Abbott Laboratories	347,300	18,597,915
Adolor Corp. (a)	100	457
Akorn, Inc. (a)	130,600	830,616
Alembic Ltd.	110,000	148,792
Allergan, Inc.	104,000	6,159,920
Alpharma, Inc. Class A (a)	10,600	266,908
Anesiva, Inc. (a)	100	476
Ardea Biosciences, Inc. (a)	21,800	310,650
ARYx Therapeutics, Inc.	900	7,569
Aurobindo Pharma Ltd.	1,000	8,103
Auxilium Pharmaceuticals, Inc. (a)	16,300	522,252
Barr Pharmaceuticals, Inc. (a)	23,650	1,115,098
Barrier Therapeutics, Inc. (a)	13,000	47,450
Biodel, Inc.	13,500	188,865
BMP Sunstone Corp. (a)(d)	11,100	95,793
BMP Sunstone Corp. warrants 8/21/12 (a)(f)	1,000	1,106
Bristol-Myers Squibb Co.	322,700	7,296,247
Cardiome Pharma Corp. (a)	28,400	215,875
Cipla Ltd.	100	513
Elan Corp. PLC sponsored ADR (a)	58,300	1,327,491
Eli Lilly & Co.	159,000	7,953,180
Endo Pharmaceuticals Holdings, Inc. (a)	26,300	690,638
Forest Laboratories, Inc. (a)	38,920	1,547,848
GlaxoSmithKline PLC sponsored ADR	14,300	627,913
Guangzhou Pharmaceutical Co. Ltd. (H Shares)	51,000	42,713
Hikma Pharmaceuticals PLC	100	983
Impax Laboratories, Inc. (a)	47,600	489,328
Inspire Pharmaceuticals, Inc. (a)	55,000	246,950
Intercell AG (a)	13,600	517,515
Ipsen SA	11,600	702,186
Johnson & Johnson	123,500	7,652,060
King Pharmaceuticals, Inc. (a)	56,200	595,720
Lev Pharmaceuticals, Inc. (a)	18,500	20,720
Map Pharmaceuticals, Inc.	16,100	209,300
Matrixx Initiatives, Inc. (a)	31,400	455,300
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Medicines Co. (a)	5,100	$ 98,226
Medicis Pharmaceutical Corp. Class A	14,200	291,242
Merck & Co., Inc.	521,800	23,115,737
Merck KGaA	8,761	1,090,959
Mylan, Inc. (d)	65,800	779,072
Nexmed, Inc. (a)	413,700	632,961
Novartis AG sponsored ADR	25,040	1,230,716
Noven Pharmaceuticals, Inc. (a)	15,200	206,112
Novo Nordisk AS Series B sponsored ADR	38,400	2,625,408
Par Pharmaceutical Companies, Inc. (a)	8,400	148,596
Perrigo Co.	112,500	3,759,750
Pfizer, Inc.	460,500	10,259,940
Pharmstandard OJSC GDR unit (a)(e)	3,600	99,720
Pozen, Inc. (a)	100	1,219
Questcor Pharmaceuticals, Inc. (a)	3,000	13,500
Schering-Plough Corp.	480,690	10,430,973
Sciele Pharma, Inc. (a)(d)	4,200	86,940
Sepracor, Inc. (a)	15,900	341,373
Shire PLC	100,700	1,961,636
Sirtris Pharmaceuticals, Inc. (d)	6,700	79,998
Stada Arzneimittel AG	8,200	575,969
Teva Pharmaceutical Industries Ltd. sponsored ADR	13,200	647,724
Tong Ren Tang Technologies Co. Ltd. (H Shares)	100	163
Valeant Pharmaceuticals International (a)	25,400	349,250
ViroPharma, Inc. (a)	12,900	118,164
Warner Chilcott Ltd. (a)	21,300	359,331
Watson Pharmaceuticals, Inc. (a)	47,300	1,315,413
Wyeth	306,220	13,357,316
XenoPort, Inc. (a)(d)	70,900	3,627,953
		136,499,811
TOTAL COMMON STOCKS (Cost $154,543,235)		165,900,905
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 3.24% (b)	629,616	629,616
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	5,525,650	5,525,650
TOTAL MONEY MARKET FUNDS (Cost $6,155,266)		6,155,266
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $160,698,501)	172,056,171
NET OTHER ASSETS - (2.8)%	(4,726,606)
NET ASSETS - 100%	$ 167,329,565
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $99,720 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,106 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
BMP Sunstone Corp. warrants 8/21/12	8/17/07	$ 125
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 169,875
Fidelity Securities Lending Cash Central Fund	84,343
Total	$ 254,218
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.3%
Australia	1.9%
Denmark	1.6%
United Kingdom	1.6%
Germany	1.4%
Switzerland	1.4%
Cayman Islands	1.2%
Others (individually less than 1%)	2.6%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $5,038,451) - See accompanying schedule: Unaffiliated issuers (cost $154,543,235)	$ 165,900,905
Fidelity Central Funds (cost $6,155,266)	6,155,266
Total Investments (cost $160,698,501)		$ 172,056,171
Receivable for investments sold		6,197,464
Receivable for fund shares sold		101,787
Dividends receivable		466,798
Distributions receivable from Fidelity Central Funds		8,922
Prepaid expenses		526
Other receivables		317
Total assets		178,831,985

Liabilities
Payable for investments purchased	$ 54,991
Payable for fund shares redeemed	5,730,949
Accrued management fee	90,149
Other affiliated payables	57,870
Other payables and accrued expenses	42,811
Collateral on securities loaned, at value	5,525,650
Total liabilities		11,502,420

Net Assets		$ 167,329,565
Net Assets consist of:
Paid in capital		$ 155,190,191
Undistributed net investment income		553,068
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		227,788
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,358,518
Net Assets, for 15,912,399 shares outstanding		$ 167,329,565
Net Asset Value, offering price and redemption price per share ($167,329,565 ÷ 15,912,399 shares)		$ 10.52

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 3,510,690
Interest		36
Income from Fidelity Central Funds (including $84,343 from security lending)		254,218
Total income		3,764,944

Expenses
Management fee	$ 1,166,724
Transfer agent fees	609,351
Accounting and security lending fees	85,491
Custodian fees and expenses	30,987
Independent trustees' compensation	773
Registration fees	37,368
Audit	42,227
Legal	1,244
Interest	9,669
Miscellaneous	9,923
Total expenses before reductions	1,993,757
Expense reductions	(5,274)	1,988,483
Net investment income (loss)		1,776,461
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,106,065
Investment not meeting investment restrictions	(700)
Foreign currency transactions	(7,354)
Payment from investment advisor for loss on investment not meeting investment restrictions	825
Total net realized gain (loss)		6,098,836
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,288,710)
Assets and liabilities in foreign currencies	779
Total change in net unrealized appreciation (depreciation)		(6,287,931)
Net gain (loss)		(189,095)
Net increase (decrease) in net assets resulting from operations		$ 1,587,366

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Pharmaceuticals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,776,461	$ 1,472,971
Net realized gain (loss)	6,098,836	3,407,446
Change in net unrealized appreciation (depreciation)	(6,287,931)	9,452,597
Net increase (decrease) in net assets resulting from operations	1,587,366	14,333,014
Distributions to shareholders from net investment income	(1,913,683)	(782,855)
Distributions to shareholders from net realized gain	(8,339,317)	(4,395,701)
Total distributions	(10,253,000)	(5,178,556)
Share transactions Proceeds from sales of shares	150,830,868	286,567,788
Reinvestment of distributions	8,257,255	4,802,781
Cost of shares redeemed	(178,255,837)	(247,920,783)
Net increase (decrease) in net assets resulting from share transactions	(19,167,714)	43,449,786
Redemption fees	34,692	52,583
Total increase (decrease) in net assets	(27,798,656)	52,656,827

Net Assets
Beginning of period	195,128,221	142,471,394
End of period (including undistributed net investment income of $553,068 and undistributed net investment income of $807,588, respectively)	$ 167,329,565	$ 195,128,221
Other Information Shares
Sold	12,855,111	27,141,862
Issued in reinvestment of distributions	708,682	462,448
Redeemed	(15,593,749)	(23,347,236)
Net increase (decrease)	(2,029,956)	4,257,074

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.41	$ 8.64	$ 8.95	$ 7.00
Income from Investment Operations
Net investment income (loss) C	.10	.08	.02	- I	(.01)
Net realized and unrealized gain (loss)	.13 F	.74	1.77	(.31)	1.95
Total from investment operations	.23	.82	1.79	(.31)	1.94
Distributions from net investment income	(.11)	(.04)	(.02)	-	-
Distributions from net realized gain	(.48)	(.31)	-	-	-
Total distributions	(.59)	(.35)	(.02)	-	-
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 10.52	$ 10.88	$ 10.41	$ 8.64	$ 8.95
Total Return A,B	1.64%	8.05%	20.68%	(3.46)%	27.86%
Ratios to Average Net Assets D,G
Expenses before reductions	.95%	1.02%	1.11%	1.20%	1.59%
Expenses net of fee waivers, if any	.95%	1.02%	1.11%	1.20%	1.59%
Expenses net of all reductions	.95%	1.01%	1.03%	1.19%	1.57%
Net investment income (loss)	.85%	.73%	.23%	.05%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 167,330	$ 195,128	$ 142,471	$ 95,502	$ 87,158
Portfolio turnover rate E	119%	204%	207%	42%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on the fund's net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Biotechnology Portfolio	$ 1,257,259,168	$ 85,937,021	$ (151,785,326)	$ (65,848,305)
Health Care Portfolio	1,829,567,588	286,070,302	(126,227,803)	159,842,499
Medical Delivery Portfolio	521,482,344	87,299,124	(46,049,047)	41,250,077
Medical Equipment and Systems Portfolio	1,109,641,162	171,771,370	(41,427,771)	130,343,599
Pharmaceuticals Portfolio	162,465,240	17,185,206	(7,594,275)	9,590,931
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Biotechnology Portfolio	$ -	$ -	$ 237,503,787
Health Care Portfolio	1,966,801	77,674,820	-
Medical Delivery Portfolio	297,515	3,895,698	-
Medical Equipment and Systems Portfolio	10,667,554	25,771,956	-
Pharmaceuticals Portfolio	225,189	812,447	-

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 29, 2008	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 69,257,641	$ 160,948,908	$ 230,206,549
Medical Delivery Portfolio	-	50,920,643	50,920,643
Medical Equipment and Systems Portfolio	25,157,382	51,481,243	76,638,625
Pharmaceuticals Portfolio	2,090,312	8,162,688	10,253,000
February 28, 2007	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 26,055,370	$ 261,690,773	$ 287,746,143
Medical Delivery Portfolio	17,789,600	61,486,626	79,276,226
Medical Equipment and Systems Portfolio	-	84,052,518	84,052,518
Pharmaceuticals Portfolio	2,484,417	2,694,139	5,178,556

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	1,816,443,602	2,105,420,226
Health Care Portfolio	2,467,786,575	2,606,821,714
Medical Delivery Portfolio	714,102,418	778,273,769
Medical Equipment and Systems Portfolio	1,420,787,270	1,158,172,466
Pharmaceuticals Portfolio	241,924,836	269,831,049

Pharmaceuticals Portfolio realized a gain and loss of $125 and $825, respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $825 was fully reimbursed by the Fund's investment advisor.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.26%	.56%
Health Care Portfolio	.30%	.26%	.56%
Medical Delivery Portfolio	.30%	.26%	.56%
Medical Equipment and Systems Portfolio	.30%	.26%	.56%
Pharmaceuticals Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.28%
Health Care Portfolio	.24%
Medical Delivery Portfolio	.28%
Medical Equipment and Systems Portfolio	.26%
Pharmaceuticals Portfolio	.29%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 31,827
Health Care Portfolio	18,030
Medical Delivery Portfolio	9,018
Medical Equipment and Systems Portfolio	9,122
Pharmaceuticals Portfolio	5,861

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 4,024,977	5.01%	$ 24,664
Medical Delivery Portfolio	Borrower	4,996,769	3.46%	6,241
Medical Equipment and Systems Portfolio	Borrower	4,992,700	5.39%	7,481
Pharmaceuticals Portfolio	Borrower	6,631,462	3.37%	8,074

Annual Report

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Biotechnology Portfolio	$ 3,031
Health Care Portfolio	4,885
Medical Delivery Portfolio	1,510
Medical Equipment and Systems Portfolio	2,072
Pharmaceuticals Portfolio	485

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Medical Delivery Portfolio	$ 1,011,500	3.35%	$ 188
Medical Equipment and Systems Portfolio	2,511,000	5.58%	778
Pharmaceuticals Portfolio	6,756,000	4.25%	1,595

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Biotechnology Portfolio	$ 3,657	$ -	$ 20,511
Health Care Portfolio	108,054	11,015	41,659
Medical Delivery Portfolio	30,460	-	7,767
Medical Equipment and Systems Portfolio	15,286	658	8,071
Pharmaceuticals Portfolio	2,495	-	2,718

Annual Report

Notes to Financial Statements - continued

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts:

Biotechnology Portfolio	$ 200,381
Health Care Portfolio	411,516
Medical Delivery Portfolio	78,410
Medical Equipment and Systems Portfolio	41,958
Pharmaceuticals Portfolio	8,892

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (funds of Fidelity Select Portfolios) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Name, Age; Principal Occupation
Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Biotechnology Portfolio, Select Health Care Portfolio, Select Medical Delivery Portfolio, Select Medical Equipment and Systems Portfolio, and Select Pharmaceuticals Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Health Care Portfolio	04/14/08	04/11/08	$0.12	$4.66
Select Medical Delivery Portfolio	04/14/08	04/11/08	$0.03	$0.35
Select Medical Equipment and Systems Portfolio	04/14/08	04/11/08	-	$0.77
Select Pharmaceuticals Portfolio	04/14/08	04/11/08	$0.02	$0.06

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select Health Care Portfolio	$191,257,903
Select Medical Delivery Portfolio	$39,192,307
Select Medical Equipment and Systems Portfolio	$56,153,522
Select Pharmaceuticals Portfolio	$6,053,381

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Health Care Portfolio	87%	31%
Select Medical Equipment and Systems Portfolio	-	15%
Select Pharmaceuticals Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2007	December 2007
Select Health Care Portfolio	89%	35%
Select Medical Equipment and Systems Portfolio	-	17%
Select Pharmaceuticals Portfolio	100%	100%

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000
PROPOSAL 3

For Select Health Care Portfolio, a shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity".

Affirmative	313,671,818.29	29.066
Against	603,940,537.45	55.963
Abstain	64,309,260.67	5.959
Broker Non-Votes	97,258,397.16	9.012
TOTAL	1,079,180,013.57	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
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Buying shares

Fidelity Investments
P.O. Box 770001
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Overnight Express
Fidelity Investments
Attn: Distribution Services
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Selling shares

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P.O. Box 770001
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Overnight Express
Fidelity Investments
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General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
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Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
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Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
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15445 N. Scottsdale Road
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California

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Utah

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Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Investment Adviser

Fidelity Management & Research Company
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Investment Sub-Advisers

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(U.K.) Inc.

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Select Portfolios®

Industrials Sector

Select Air Transportation Portfolio

Select Defense and Aerospace Portfolio

Select Environmental Portfolio

Select Industrial Equipment Portfolio

Select Industrials Portfolio

Select Transportation Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Industrials Sector
Air Transportation	<Click Here>
Defense and Aerospace	<Click Here>
Environmental	<Click Here>
Industrial Equipment	<Click Here>
Industrials	<Click Here>
Transportation	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Air Transportation Portfolio
Actual	$ 1,000.00	$ 805.80	$ 4.49
HypotheticalA	$ 1,000.00	$ 1,019.89	$ 5.02
Defense and Aerospace Portfolio
Actual	$ 1,000.00	$ 924.50	$ 4.12
HypotheticalA	$ 1,000.00	$ 1,020.59	$ 4.32
Environmental Portfolio
Actual	$ 1,000.00	$ 996.30	$ 5.21
HypotheticalA	$ 1,000.00	$ 1,019.64	$ 5.27
Industrial Equipment Portfolio
Actual	$ 1,000.00	$ 961.30	$ 4.24
HypotheticalA	$ 1,000.00	$ 1,020.54	$ 4.37
Industrials Portfolio
Actual	$ 1,000.00	$ 952.50	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,019.94	$ 4.97
Transportation Portfolio
Actual	$ 1,000.00	$ 898.00	$ 4.53
HypotheticalA	$ 1,000.00	$ 1,020.09	$ 4.82

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Air Transportation Portfolio	1.00%
Defense and Aerospace Portfolio	.86%
Environmental Portfolio	1.05%
Industrial Equipment Portfolio	.87%
Industrials Portfolio	.99%
Transportation Portfolio	.96%

Annual Report

Select Air Transportation Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation Portfolio	-16.72%	17.83%	8.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Air Transportation Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Air Transportation Portfolio

Management's Discussion of Fund Performance

Comments from Maurice FitzMaurice, Portfolio Manager of Select Air Transportation Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

The fund returned -16.72% for the year ending February 29, 2008, compared with -15.64% for the Standard & Poor's® (S&P®) Custom Air Transportation Index, which became the fund's supplemental benchmark on November 1, 2007. The new benchmark is a customized index created by S&P that reflects the specific investment policies of the fund and, thus, in Fidelity's view, will be a better benchmark for evaluating the fund's performance over time. The fund outperformed the -19.09% return of a blended index combining the returns of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Transportation Index, with which the fund was compared through October, and the new S&P benchmark mentioned above, with which the fund was compared during the period's final four months.1 During the 12-month period, the fund underperformed the S&P 500®. Stock picking in aerospace/defense was by far the most significant contributor to the fund's performance relative to its blended index. Aircraft parts manufacturer Precision Castparts topped the list of contributors, helped by reports of strong sales of its aerospace and industrial components. Goodrich, an airline equipment and services provider, rose due to increased demand for its principal products and services. Out-of-benchmark positions in defense equipment manufacturers Raytheon and General Dynamics also helped buoy the fund's performance. Not owning trucking stocks, which struggled during the period, was helpful as well. An out-of-index position in Harris Corp., a communications and information technology company, also did well, helped by better-than-expected earnings. I sold our position in Harris by the end of the period. The fund also benefited from underweighting air freight/logistics stocks. On the downside, the fund suffered from not owning railroads, which were outside the scope of its mandate. As a result, the fund missed such opportunities as Union Pacific and CSX, which benefited from rising demand for commodities, allowing the companies to maintain their pricing power. Overweighted positions in airlines US Airways and American Airlines' parent company, AMR, also were detractors. Lastly, an out-of-index holding in diversified metals/mining - Titanium Metals, a main supplier of titanium to aircraft companies such as Boeing - dragged on results.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 29, 2008. From March 1, 2007, through October 31, 2007, the fund compared its performance to the MSCI US Investable Market Transportation index. On November 1, 2007, the fund began comparing its performance to a different index, the S&P Custom Air Transportation index. For the 12-month period ending February 29, 2008, the blended index (MSCI and S&P) returned -19.09%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Air Transportation Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Precision Castparts Corp.	9.2	10.3
United Parcel Service, Inc. Class B	9.0	5.0
FedEx Corp.	8.0	4.7
The Boeing Co.	5.2	1.1
Bombardier, Inc. Class B (sub. vtg.)	4.8	2.2
Expeditors International of Washington, Inc.	4.7	6.1
Goodrich Corp.	4.6	4.7
UAL Corp.	4.5	4.3
Titanium Metals Corp.	4.4	5.4
Northwest Airlines Corp.	4.0	0.0
	58.4
Top Industries (% of fund's net assets)
As of February 29, 2008
Aerospace & Defense	34.3%
Airlines	31.3%
Air Freight & Logistics	26.1%
Metals & Mining	4.4%
Industrial Conglomerates	1.2%
All Others*	2.7%

As of August 31, 2007
Aerospace & Defense	43.3%
Air Freight & Logistics	25.9%
Airlines	18.7%
Metals & Mining	5.4%
Communications Equipment	2.5%
All Others*	4.2%

* Includes short-term investments and net other assets.

Annual Report

Select Air Transportation Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
AEROSPACE & DEFENSE - 34.3%
Aerospace & Defense - 34.3%
Bombardier, Inc. Class B (sub. vtg.) (a)	393,800	$ 2,253,030
General Dynamics Corp.	6,800	556,580
Goodrich Corp.	36,200	2,144,126
Hexcel Corp. (a)	14,300	288,717
Lockheed Martin Corp.	2,500	258,000
Precision Castparts Corp.	39,300	4,338,327
Raytheon Co.	11,200	726,208
Rockwell Collins, Inc.	30,500	1,796,450
Spirit AeroSystems Holdings, Inc. Class A (a)	49,200	1,329,384
The Boeing Co.	29,300	2,425,747
		16,116,569
AIR FREIGHT & LOGISTICS - 26.1%
Air Freight & Logistics - 26.1%
Expeditors International of Washington, Inc.	56,000	2,201,920
FedEx Corp.	42,250	3,723,493
Forward Air Corp.	19,300	566,455
Hub Group, Inc. Class A (a)	19,100	572,809
United Parcel Service, Inc. Class B (d)	60,200	4,228,448
UTI Worldwide, Inc.	56,600	949,748
		12,242,873
AIRLINES - 31.0%
Airlines - 31.0%
ACE Aviation Holdings, Inc. Class A (a)	22,400	535,387
AirTran Holdings, Inc. (a)	81,000	584,820
Alaska Air Group, Inc. (a)	100	2,440
AMR Corp. (a)(d)	124,200	1,591,002
Continental Airlines, Inc. Class B (a)	56,200	1,358,916
Delta Air Lines, Inc. (a)	101,840	1,359,564
ExpressJet Holdings, Inc. Class A (a)	200	486
Frontier Airlines Holdings, Inc. (a)	5	15
JetBlue Airways Corp. (a)	37,400	203,830
Northwest Airlines Corp. (a)	139,800	1,877,514
Pinnacle Airlines Corp. (a)	600	6,726
Ryanair Holdings PLC sponsored ADR (a)(d)	40,700	1,163,206
SkyWest, Inc.	14,700	325,164
Southwest Airlines Co.	127,200	1,559,472
UAL Corp.	69,900	2,117,970
US Airways Group, Inc. (a)	57,166	708,858
WestJet Airlines Ltd. (a)	55,750	1,128,540
		14,523,910

	Shares	Value
INDUSTRIAL CONGLOMERATES - 1.2%
Industrial Conglomerates - 1.2%
Textron, Inc.	10,500	$ 568,785
METALS & MINING - 4.4%
Diversified Metals & Mining - 4.4%
Titanium Metals Corp. (d)	100,500	2,072,310
OIL, GAS & CONSUMABLE FUELS - 0.7%
Oil & Gas Refining & Marketing - 0.7%
Valero Energy Corp.	5,600	323,512
Oil & Gas Storage & Transport - 0.0%
Ship Finance International Ltd. (NY Shares)	18	465
TOTAL OIL, GAS & CONSUMABLE FUELS		323,977
TOTAL COMMON STOCKS (Cost $42,886,948)		45,848,424
Nonconvertible Bonds - 0.3%
Principal Amount
AIRLINES - 0.3%
Airlines - 0.3%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $104,974)	$ 3,500,000	140,000
Money Market Funds - 22.0%
	Shares
Fidelity Cash Central Fund, 3.24% (b)	1,091,232	1,091,232
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	9,240,289	9,240,289
TOTAL MONEY MARKET FUNDS (Cost $10,331,521)		10,331,521
TOTAL INVESTMENT PORTFOLIO - 120.0% (Cost $53,323,443)		56,319,945
NET OTHER ASSETS - (20.0)%		(9,377,138)
NET ASSETS - 100%		$ 46,942,807
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,772
Fidelity Securities Lending Cash Central Fund	34,432
Total	$ 51,204
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.1%
Canada	8.4%
Ireland	2.5%
British Virgin Islands	2.0%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $8,428,783) - See accompanying schedule: Unaffiliated issuers (cost $42,991,922)	$ 45,988,424
Fidelity Central Funds (cost $10,331,521)	10,331,521
Total Investments (cost $53,323,443)		$ 56,319,945
Receivable for fund shares sold		33,543
Dividends receivable		54,139
Distributions receivable from Fidelity Central Funds		3,780
Prepaid expenses		185
Other receivables		1,068
Total assets		56,412,660

Liabilities
Payable for fund shares redeemed	$ 162,536
Accrued management fee	23,134
Other affiliated payables	13,870
Other payables and accrued expenses	30,024
Collateral on securities loaned, at value	9,240,289
Total liabilities		9,469,853

Net Assets		$ 46,942,807
Net Assets consist of:
Paid in capital		$ 37,869,415
Accumulated net investment loss		(4)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,076,894
Net unrealized appreciation (depreciation) on investments		2,996,502
Net Assets, for 1,252,725 shares outstanding		$ 46,942,807
Net Asset Value, offering price and redemption price per share ($46,942,807 ÷ 1,252,725 shares)		$ 37.47

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 510,247
Special dividends		157,595
Interest		1,537
Income from Fidelity Central Funds (including $34,432 from security lending)		51,204
Total income		720,583

Expenses
Management fee	$ 431,212
Transfer agent fees	230,091
Accounting and security lending fees	33,111
Custodian fees and expenses	18,175
Independent trustees' compensation	309
Registration fees	30,102
Audit	36,196
Legal	591
Miscellaneous	4,638
Total expenses before reductions	784,425
Expense reductions	(4,759)	779,666
Net investment income (loss)		(59,083)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,479,262
Foreign currency transactions	(6,529)
Total net realized gain (loss)		12,472,733
Change in net unrealized appreciation (depreciation) on investment securities		(21,762,283)
Net gain (loss)		(9,289,550)
Net increase (decrease) in net assets resulting from operations		$ (9,348,633)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (59,083)	$ (142,128)
Net realized gain (loss)	12,472,733	5,041,791
Change in net unrealized appreciation (depreciation)	(21,762,283)	9,206,214
Net increase (decrease) in net assets resulting from operations	(9,348,633)	14,105,877
Distributions to shareholders from net realized gain	(8,187,067)	(2,737,561)
Share transactions Proceeds from sales of shares	32,946,702	235,838,995
Reinvestment of distributions	7,857,086	2,563,316
Cost of shares redeemed	(123,642,326)	(220,199,811)
Net increase (decrease) in net assets resulting from share transactions	(82,838,538)	18,202,500
Redemption fees	15,284	89,643
Total increase (decrease) in net assets	(100,358,954)	29,660,459

Net Assets
Beginning of period	147,301,761	117,641,302
End of period (including accumulated net investment loss of $4 and accumulated net investment loss of $12, respectively)	$ 46,942,807	$ 147,301,761
Other Information Shares
Sold	667,471	4,974,556
Issued in reinvestment of distributions	172,279	55,583
Redeemed	(2,490,225)	(4,854,045)
Net increase (decrease)	(1,650,475)	176,094

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.74	$ 43.14	$ 33.46	$ 30.04	$ 19.58
Income from Investment Operations
Net investment income (loss) C	(.04) F	(.06)	(.04)	.07	(.13)
Net realized and unrealized gain (loss)	(7.61)	8.48	10.44	3.73	10.55
Total from investment operations	(7.65)	8.42	10.40	3.80	10.42
Distributions from net investment income	-	-	(.01)	(.06)	-
Distributions from net realized gain	(5.63)	(.86)	(.75)	(.36)	-
Total distributions	(5.63)	(.86)	(.76)	(.42)	-
Redemption fees added to paid in capital C	.01	.04	.04	.04	.04
Net asset value, end of period	$ 37.47	$ 50.74	$ 43.14	$ 33.46	$ 30.04
Total Return A, B	(16.72)%	19.81%	31.40%	12.92%	53.42%
Ratios to Average Net Assets D, G
Expenses before reductions	1.01%	1.00%	1.16%	1.23%	1.49%
Expenses net of fee waivers, if any	1.01%	1.00%	1.16%	1.23%	1.49%
Expenses net of all reductions	1.01%	.99%	1.11%	1.21%	1.42%
Net investment income (loss)	(.08)% F	(.12)%	(.11)%	.22%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,943	$ 147,302	$ 117,641	$ 35,292	$ 34,724
Portfolio turnover rate E	47%	165%	93%	71%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Defense and Aerospace Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace Portfolio	2.80%	22.25%	11.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Defense and Aerospace Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Comments from Andrew Hatem, Portfolio Manager of Select Defense and Aerospace Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

The fund returned 2.80% for the year, compared with a 9.87% gain for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Aerospace & Defense Index and a modest decline for the S&P 500®. The fund lagged the MSCI index mainly due to weak stock picks across a variety of out-of-index industries, particularly in diversified metals and mining, and also in the construction/farm machinery and heavy trucks group. Among the biggest detractors were Force Protection, a leading maker of armored military vehicles, whose stock fell after the U.S. Army failed to renew a supply contract; Titanium Metals, a maker of high-quality titanium products, which slid on concerns about excess supplies of the metal; and US Airways, the commercial airline. All three of these stocks were out-of-index holdings. Underweighting index heavyweight Honeywell International, a strong performer during the period, also hurt. On the upside, productive stock picking in the fund's primary arena - aerospace and defense contractors - coupled with owning stakes in some strong-performing defense electronics firms, helped offset some of the fund's less-productive results. Among the standout contributors were Stanley, Inc., a provider of information technology services to U.S. military and civilian agencies, which continued to win new contracts; and EDO Corp., a defense electronics maker, which was sold at a very attractive premium during the period. Stanley, Inc., was no longer held at period end. The fund's biggest relative contribution came from a large underweighting in Boeing, a major aircraft maker whose stock underperformed due to worries about delays in its next-generation 787 aircraft program.

Note to shareholders: Maurice FitzMaurice will become manager of the fund on May 1, 2008, replacing Andrew Hatem.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Defense and Aerospace Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
The Boeing Co.	12.7	8.2
Lockheed Martin Corp.	11.4	12.2
General Dynamics Corp.	9.2	11.5
Honeywell International, Inc.	8.9	0.5
Precision Castparts Corp.	8.0	6.5
Raytheon Co.	4.9	11.3
Northrop Grumman Corp.	4.9	0.0
L-3 Communications Holdings, Inc.	4.1	2.1
Rockwell Collins, Inc.	4.0	4.9
Goodrich Corp.	4.0	2.7
	72.1
Top Industries (% of fund's net assets)
As of February 29, 2008
Aerospace & Defense	83.6%
Metals & Mining	4.2%
Communications Equipment	2.3%
Electrical Equipment	2.3%
IT Services	1.4%
All Others*	6.2%

As of August 31, 2007
Aerospace & Defense	80.5%
Communications Equipment	3.7%
Metals & Mining	3.7%
IT Services	3.4%
Trading Companies & Distributors	1.6%
All Others*	7.1%

* Includes short-term investments and net other assets.

Annual Report

Select Defense and Aerospace Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
AEROSPACE & DEFENSE - 83.6%
Aerospace & Defense - 83.6%
AAR Corp. (a)	208,600	$ 5,400,654
AeroVironment, Inc.	10,000	212,400
BE Aerospace, Inc. (a)	665,700	22,833,510
DRS Technologies, Inc.	359,200	20,147,528
DynCorp International, Inc. Class A (a)	255,000	4,238,100
GenCorp, Inc. (non-vtg.) (a)	181,300	1,885,520
General Dynamics Corp.	1,365,200	111,741,620
Goodrich Corp.	810,750	48,020,723
Hexcel Corp. (a)(d)	425,800	8,596,902
Honeywell International, Inc.	1,866,800	107,415,672
L-3 Communications Holdings, Inc.	470,500	50,009,445
Ladish Co., Inc. (a)	37,700	1,345,890
Lockheed Martin Corp.	1,333,200	137,586,240
Northrop Grumman Corp.	750,400	58,988,944
Orbital Sciences Corp. (a)(d)	421,592	9,127,467
Precision Castparts Corp.	873,600	96,436,704
Raytheon Co.	914,452	59,293,068
Rockwell Collins, Inc.	815,500	48,032,950
Spirit AeroSystems Holdings, Inc. Class A (a)	1,010,900	27,314,518
Taser International, Inc. (a)(d)	292,400	3,295,348
The Boeing Co. (d)	1,850,000	153,161,498
TransDigm Group, Inc. (a)	528,800	20,549,168
Triumph Group, Inc.	254,600	14,407,814
		1,010,041,683
AIRLINES - 1.2%
Airlines - 1.2%
AMR Corp. (a)	441,200	5,651,772
Northwest Airlines Corp. (a)	332,700	4,468,161
UAL Corp.	91,900	2,784,570
US Airways Group, Inc. (a)	161,800	2,006,320
		14,910,823
AUTO COMPONENTS - 0.5%
Auto Parts & Equipment - 0.5%
Spartan Motors, Inc.	683,850	5,559,701
CHEMICALS - 0.4%
Commodity Chemicals - 0.4%
NL Industries, Inc. (d)	464,200	5,041,212
COMMUNICATIONS EQUIPMENT - 2.3%
Communications Equipment - 2.3%
Ciena Corp. (a)	302,500	7,813,575
Harris Corp.	412,000	20,117,960
		27,931,535

	Shares	Value
CONSTRUCTION & ENGINEERING - 1.2%
Construction & Engineering - 1.2%
Fluor Corp.	25,500	$ 3,550,875
KBR, Inc. (a)	181,400	6,046,062
URS Corp. (a)	132,000	5,316,960
		14,913,897
ELECTRICAL EQUIPMENT - 2.3%
Electrical Components & Equipment - 1.6%
First Solar, Inc. (a)	40,100	8,228,520
JA Solar Holdings Co. Ltd. ADR	451,200	6,447,648
Sunpower Corp. Class A (a)(d)	69,500	4,567,540
		19,243,708
Heavy Electrical Equipment - 0.7%
Vestas Wind Systems AS (a)	77,000	7,805,308
TOTAL ELECTRICAL EQUIPMENT		27,049,016
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
Electronic Equipment & Instruments - 0.8%
CPI International, Inc. (a)	4,700	48,880
FLIR Systems, Inc. (a)	315,800	8,987,668
		9,036,548
IT SERVICES - 1.4%
IT Consulting & Other Services - 1.4%
CACI International, Inc. Class A (a)	101,200	4,418,392
ManTech International Corp. Class A (a)	61,700	2,719,736
NCI, Inc. Class A (a)	341,362	6,048,935
SRA International, Inc. Class A (a)	154,200	3,700,800
		16,887,863
MACHINERY - 1.1%
Construction & Farm Machinery & Heavy Trucks - 1.1%
Force Protection, Inc. (a)(d)	1,845,753	7,586,045
Navistar International Corp. (a)	105,500	5,955,475
		13,541,520
METALS & MINING - 4.2%
Diversified Metals & Mining - 2.2%
RTI International Metals, Inc. (a)	131,700	7,226,379
Titanium Metals Corp. (d)	947,200	19,531,264
		26,757,643
Steel - 2.0%
Allegheny Technologies, Inc. (d)	100,700	7,789,145
Carpenter Technology Corp.	257,200	16,159,876
		23,949,021
TOTAL METALS & MINING		50,706,664
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 0.4%
Oil & Gas Refining & Marketing - 0.4%
Tesoro Corp.	127,600	$ 4,739,064
TOTAL COMMON STOCKS (Cost $1,080,456,242)		1,200,359,526
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 3.24% (b)	4,987,488	4,987,488
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	47,264,200	47,264,200
TOTAL MONEY MARKET FUNDS (Cost $52,251,688)		52,251,688
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $1,132,707,930)		1,252,611,214
NET OTHER ASSETS - (3.7)%		(44,744,500)
NET ASSETS - 100%		$ 1,207,866,714
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,173,629
Fidelity Securities Lending Cash Central Fund	1,035,443
Total	$ 2,209,072

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $40,857,510) - See accompanying schedule: Unaffiliated issuers (cost $1,080,456,242)	$ 1,200,359,526
Fidelity Central Funds (cost $52,251,688)	52,251,688
Total Investments (cost $1,132,707,930)		$ 1,252,611,214
Receivable for investments sold		6,170,596
Receivable for fund shares sold		1,593,344
Dividends receivable		2,529,714
Distributions receivable from Fidelity Central Funds		75,813
Prepaid expenses		3,950
Other receivables		636
Total assets		1,262,985,267

Liabilities
Payable for investments purchased	$ 4,380,768
Payable for fund shares redeemed	2,511,395
Accrued management fee	581,129
Other affiliated payables	311,903
Other payables and accrued expenses	69,158
Collateral on securities loaned, at value	47,264,200
Total liabilities		55,118,553

Net Assets		$ 1,207,866,714
Net Assets consist of:
Paid in capital		$ 1,005,242,422
Undistributed net investment income		1,909,243
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		80,811,765
Net unrealized appreciation (depreciation) on investments		119,903,284
Net Assets, for 15,111,366 shares outstanding		$ 1,207,866,714
Net Asset Value, offering price and redemption price per share ($1,207,866,714 ÷ 15,111,366 shares)		$ 79.93

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 12,994,103
Interest		7,250
Income from Fidelity Central Funds (including $1,035,443 from security lending)		2,209,072
Total income		15,210,425

Expenses
Management fee	$ 7,462,502
Transfer agent fees	3,459,726
Accounting and security lending fees	439,627
Custodian fees and expenses	30,048
Independent trustees' compensation	4,888
Registration fees	80,261
Audit	40,562
Legal	7,157
Interest	18,321
Miscellaneous	56,460
Total expenses before reductions	11,599,552
Expense reductions	(18,536)	11,581,016
Net investment income (loss)		3,629,409
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	131,968,512
Other affiliated issuers	575,876
Foreign currency transactions	3,031
Total net realized gain (loss)		132,547,419
Change in net unrealized appreciation (depreciation) on investment securities		(110,925,120)
Net gain (loss)		21,622,299
Net increase (decrease) in net assets resulting from operations		$ 25,251,708

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,629,409	$ 952,390
Net realized gain (loss)	132,547,419	125,640,046
Change in net unrealized appreciation (depreciation)	(110,925,120)	15,144,274
Net increase (decrease) in net assets resulting from operations	25,251,708	141,736,710
Distributions to shareholders from net investment income	(2,154,171)	(612,095)
Distributions to shareholders from net realized gain	(106,507,666)	(80,003,674)
Total distributions	(108,661,837)	(80,615,769)
Share transactions Proceeds from sales of shares	568,779,773	585,618,510
Reinvestment of distributions	103,468,716	77,580,350
Cost of shares redeemed	(584,357,467)	(423,187,600)
Net increase (decrease) in net assets resulting from share transactions	87,891,022	240,011,260
Redemption fees	91,811	113,031
Total increase (decrease) in net assets	4,572,704	301,245,232

Net Assets
Beginning of period	1,203,294,010	902,048,778
End of period (including undistributed net investment income of $1,909,243 and undistributed net investment income of $542,092, respectively)	$ 1,207,866,714	$ 1,203,294,010
Other Information Shares
Sold	6,374,164	7,180,965
Issued in reinvestment of distributions	1,205,425	956,556
Redeemed	(6,714,951)	(5,322,738)
Net increase (decrease)	864,638	2,814,783

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 84.46	$ 78.91	$ 67.18	$ 55.07	$ 36.30
Income from Investment Operations
Net investment income (loss) C	.24	.08	.13	.25	(.09)
Net realized and unrealized gain (loss)	2.46	12.07	15.04	12.28	18.85
Total from investment operations	2.70	12.15	15.17	12.53	18.76
Distributions from net investment income	(.14)	(.05)	(.11)	(.19)	-
Distributions from net realized gain	(7.10)	(6.56)	(3.34)	(.25)	-
Total distributions	(7.24)	(6.61)	(3.45)	(.44)	-
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 79.93	$ 84.46	$ 78.91	$ 67.18	$ 55.07
Total Return A,B	2.80%	15.90%	23.02%	22.82%	51.71%
Ratios to Average Net Assets D,F
Expenses before reductions	.87%	.92%	.97%	1.02%	1.28%
Expenses net of fee waivers, if any	.87%	.92%	.97%	1.02%	1.28%
Expenses net of all reductions	.87%	.92%	.95%	1.00%	1.24%
Net investment income (loss)	.27%	.10%	.19%	.41%	(.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,207,867	$ 1,203,294	$ 902,049	$ 583,116	$ 321,915
Portfolio turnover rate E	57%	82%	50%	38%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Environmental Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Environmental Portfolio	3.27%	12.85%	0.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Environmental Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Environmental Portfolio

Management's Discussion of Fund Performance

Comments from Stavros Koutsantonis, Portfolio Manager of Select Environmental Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months that ended February 29, 2008, the fund returned 3.27%, compared with 3.62% for the Morgan Stanley Capital InternationalSM (MSCI ®) US Investable Market Industrials Index and outperforming the S&P 500®. The fund slightly underperformed the MSCI index due in part to the underperformance of an out-of-index holding in food retailer Whole Foods Market. Not owning any aerospace and defense stocks - an area that did well but was outside of the fund's investment mandate - also dampened returns, as did unfavorable stock selection and an underweighting in the construction and engineering group. Positive contributions to the fund's relative return came from the solid performance of out-of-benchmark multi-utilities stocks and from not owning any investments in airlines, another group outside of the fund's focus. Other detractors included waste management firm Allied Waste Industries, out-of-benchmark positions in specialty chemicals company Nalco Holding and food distributor United Natural Foods, and not owning farm and construction machinery manufacturer Deere & Co. Among the stocks that contributed to the fund's relative return were French multi-utility Veolia Environnement - not part of the MSCI benchmark - medical waste management company Stericycle, an out-of-benchmark position in cleaning products provider Ecolab, not owning conglomerate and index component General Electric, and Covanta, a company that converts waste to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Environmental Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Waste Management, Inc.	11.1	10.7
Republic Services, Inc.	9.5	8.7
Ecolab, Inc.	8.3	12.1
Veolia Environnement sponsored ADR	8.1	9.7
Nalco Holding Co.	6.3	2.5
Allied Waste Industries, Inc.	6.1	4.7
Covanta Holding Corp.	4.8	4.4
Stericycle, Inc.	4.5	5.4
Whole Foods Market, Inc.	4.1	4.2
Waste Connections, Inc.	3.9	4.5
	66.7
Top Industries (% of fund's net assets)
As of February 29, 2008
Commercial Services & Supplies	43.9%
Chemicals	15.5%
Machinery	11.0%
Multi-utilities	8.1%
Food & Staples Retailing	5.0%
All Others*	16.5%

As of August 31, 2007
Commercial Services & Supplies	44.2%
Chemicals	15.3%
Machinery	11.6%
Multi-utilities	9.7%
Food & Staples Retailing	5.7%
All Others*	13.5%

* Includes short-term investments and net other assets.

Annual Report

Select Environmental Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
CHEMICALS - 15.5%
Commodity Chemicals - 0.9%
Calgon Carbon Corp. (a)(d)	20,100	$ 328,434
Specialty Chemicals - 14.6%
Ecolab, Inc.	68,500	3,205,115
Nalco Holding Co.	112,000	2,419,200
		5,624,315
TOTAL CHEMICALS		5,952,749
COMMERCIAL SERVICES & SUPPLIES - 43.9%
Diversified Commercial & Professional Services - 1.2%
Tetra Tech, Inc. (a)	23,300	439,671
Environmental & Facility Services - 42.7%
Allied Waste Industries, Inc. (a)	229,700	2,375,098
Bennett Environmental, Inc. (a)	45,100	7,333
Casella Waste Systems, Inc. Class A (a)	42,300	418,347
Clean Harbors, Inc. (a)	10,000	615,200
Covanta Holding Corp. (a)	64,500	1,849,860
Republic Services, Inc.	119,450	3,646,809
Stericycle, Inc. (a)	31,960	1,722,324
TRC Companies, Inc. (a)	8,700	44,109
Waste Connections, Inc. (a)	49,250	1,495,230
Waste Management, Inc.	129,993	4,267,670
Waste Services, Inc. (a)	1,000	8,090
		16,450,070
TOTAL COMMERCIAL SERVICES & SUPPLIES		16,889,741
ELECTRICAL EQUIPMENT - 4.4%
Electrical Components & Equipment - 3.6%
FuelCell Energy, Inc. (a)(d)	33,100	236,996
Hydrogenics Corp. (a)	3,300	1,815
JA Solar Holdings Co. Ltd. ADR	35,400	505,866
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	17,600	654,192
		1,398,869
Heavy Electrical Equipment - 0.8%
Capstone Turbine Corp. (a)(d)	91,100	165,802
Plug Power, Inc. (a)	44,400	133,644
		299,446
TOTAL ELECTRICAL EQUIPMENT		1,698,315
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.7%
Electronic Equipment & Instruments - 3.7%
Itron, Inc. (a)(d)	15,100	1,439,483
ENERGY EQUIPMENT & SERVICES - 0.5%
Oil & Gas Equipment & Services - 0.5%
Newpark Resources, Inc. (a)	40,400	178,972

	Shares	Value
FOOD & STAPLES RETAILING - 5.0%
Food Distributors - 0.9%
United Natural Foods, Inc. (a)	19,700	$ 333,324
Food Retail - 4.1%
Whole Foods Market, Inc. (d)	45,400	1,595,810
TOTAL FOOD & STAPLES RETAILING		1,929,134
FOOD PRODUCTS - 1.7%
Packaged Foods & Meats - 1.7%
Hain Celestial Group, Inc. (a)	17,900	483,300
SunOpta, Inc. (a)	31,300	189,991
		673,291
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.1%
Independent Power Producers & Energy Traders - 1.1%
Ormat Technologies, Inc. (d)	9,700	423,502
MACHINERY - 11.0%
Construction & Farm Machinery & Heavy Trucks - 1.1%
Lindsay Corp.	5,500	432,410
Industrial Machinery - 9.9%
CLARCOR, Inc.	22,500	805,500
Donaldson Co., Inc.	35,200	1,484,032
Kadant, Inc. (a)	7,000	175,700
Pall Corp.	33,700	1,326,769
		3,792,001
TOTAL MACHINERY		4,224,411
MULTI-UTILITIES - 8.1%
Multi-Utilities - 8.1%
Veolia Environnement sponsored ADR	35,200	3,134,560
TOTAL COMMON STOCKS (Cost $37,001,454)		36,544,158
Money Market Funds - 15.7%

Fidelity Cash Central Fund, 3.24% (b)	1,728,991	1,728,991
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	4,313,600	4,313,600
TOTAL MONEY MARKET FUNDS (Cost $6,042,591)		6,042,591
Cash Equivalents - 0.1%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 1.71%, dated 2/29/08 due 3/3/08 (Collateralized by U.S. Treasury Obligations) # (Cost $43,000)	$ 43,006	$ 43,000
TOTAL INVESTMENT PORTFOLIO - 110.7% (Cost $43,087,045)	42,629,749
NET OTHER ASSETS - (10.7)%	(4,120,238)
NET ASSETS - 100%	$ 38,509,511
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$43,000 due 3/03/08 at 1.71%
BNP Paribas Securities Corp.	$ 1,850
Banc of America Securities LLC	6,243
Barclays Capital, Inc.	9,964
Citigroup Global Markets, Inc.	15,981
J.P. Morgan Securities, Inc.	6,243
Merrill Lynch Government Securities, Inc.	846
Mizuho Securities USA, Inc.	1,873
$ 43,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 37,868
Fidelity Securities Lending Cash Central Fund	62,617
Total	$ 100,485
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.4%
France	8.1%
Cayman Islands	3.0%
Others (individually less than 1%)	0.5%
100.0%
Income Tax Information
At February 29, 2008, the fund had a capital loss carryforward of approximately $657,634 all of which will expire on February 28, 2015.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $4,084,272 and repurchase agreements of $43,000) - See accompanying schedule: Unaffiliated issuers (cost $37,044,454)	$ 36,587,158
Fidelity Central Funds (cost $6,042,591)	6,042,591
Total Investments (cost $43,087,045)		$ 42,629,749
Cash		761
Receivable for fund shares sold		324,489
Dividends receivable		3,872
Distributions receivable from Fidelity Central Funds		8,239
Prepaid expenses		97
Total assets		42,967,207

Liabilities
Payable for fund shares redeemed	$ 87,508
Accrued management fee	17,583
Other affiliated payables	10,438
Other payables and accrued expenses	28,567
Collateral on securities loaned, at value	4,313,600
Total liabilities		4,457,696

Net Assets		$ 38,509,511
Net Assets consist of:
Paid in capital		$ 39,903,442
Accumulated net investment loss		(229)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(936,406)
Net unrealized appreciation (depreciation) on investments		(457,296)
Net Assets, for 2,174,803 shares outstanding		$ 38,509,511
Net Asset Value, offering price and redemption price per share ($38,509,511 ÷ 2,174,803 shares)		$ 17.71

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 414,816
Interest		105
Income from Fidelity Central Funds (including $62,617 from security lending)		100,485
Total income		515,406

Expenses
Management fee	$ 222,717
Transfer agent fees	119,506
Accounting and security lending fees	16,608
Custodian fees and expenses	10,186
Independent trustees' compensation	176
Registration fees	23,088
Audit	36,003
Legal	319
Miscellaneous	2,419
Total expenses before reductions	431,022
Expense reductions	(3,041)	427,981
Net investment income (loss)		87,425
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,325,285
Foreign currency transactions	5,103
Total net realized gain (loss)		3,330,388
Change in net unrealized appreciation (depreciation) on investment securities		(2,298,812)
Net gain (loss)		1,031,576
Net increase (decrease) in net assets resulting from operations		$ 1,119,001

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Environmental Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 87,425	$ (88,886)
Net realized gain (loss)	3,330,388	(3,726,307)
Change in net unrealized appreciation (depreciation)	(2,298,812)	(2,113,664)
Net increase (decrease) in net assets resulting from operations	1,119,001	(5,928,857)
Distributions to shareholders from net investment income	(134,764)	-
Share transactions Proceeds from sales of shares	28,716,456	175,272,057
Reinvestment of distributions	128,530	-
Cost of shares redeemed	(37,701,054)	(178,453,053)
Net increase (decrease) in net assets resulting from share transactions	(8,856,068)	(3,180,996)
Redemption fees	4,778	88,998
Total increase (decrease) in net assets	(7,867,053)	(9,020,855)

Net Assets
Beginning of period	46,376,564	55,397,419
End of period (including accumulated net investment loss of $229 and accumulated net investment loss of $205, respectively)	$ 38,509,511	$ 46,376,564
Other Information Shares
Sold	1,562,983	9,773,005
Issued in reinvestment of distributions	6,588	-
Redeemed	(2,089,625)	(10,271,871)
Net increase (decrease)	(520,054)	(498,866)

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 17.21	$ 17.35	$ 13.80	$ 13.29	$ 9.71
Income from Investment Operations
Net investment income (loss) C	.04	(.02)	(.02)	(.14)	(.25)
Net realized and unrealized gain (loss)	.53	(.14)	3.55	.64	3.83
Total from investment operations	.57	(.16)	3.53	.50	3.58
Distributions from net investment income	(.07)	-	-	-	-
Redemption fees added to paid in capital C	- H	.02	.02	.01	- H
Net asset value, end of period	$ 17.71	$ 17.21	$ 17.35	$ 13.80	$ 13.29
Total Return A,B	3.27%	(.81)%	25.72%	3.84%	36.87%
Ratios to Average Net Assets D,F
Expenses before reductions	1.08%	1.11%	1.40%	1.87%	2.57%
Expenses net of fee waivers, if any	1.08%	1.11%	1.25%	1.83%	2.50%
Expenses net of all reductions	1.07%	1.09%	1.16%	1.74%	2.50%
Net investment income (loss)	.22%	(.12)%	(.14)%	(1.06)%	(2.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,510	$ 46,377	$ 55,397	$ 12,005	$ 12,269
Portfolio turnover rate E	76%	224%	166%	220%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Industrial Equipment Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment Portfolio	9.25%	19.38%	7.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Industrial Equipment Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Comments from Vincent Montemaggiore, Portfolio Manager of Select Industrial Equipment Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund returned 9.25%, topping the S&P 500® and also the 7.22% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Capital Goods Index. Versus the MSCI index, the fund benefited from favorable stock selection in aerospace and defense and in the electrical components and equipment group. Individual contributors were led by mining equipment maker Bucyrus International, which was aided in part by the market's outlook for strong coal prices and potential synergies from a large, recently completed acquisition that doubled the size of the company and was purchased at a bargain price. Underweighting General Electric, our largest holding at period end and the index's largest component, also helped performance, as did overweighting Flowserve, a maker of pumps, valves and other flow control products, and SPX, a diversified industrial with exposure to power and utility end markets. Underweighting Boeing and overweighting Honeywell International, both aerospace and defense holdings, also helped. Conversely, stock picking detracted in several industries, but none of the damage was significant. Agricultural equipment manufacturer and index component Deere & Co. was an underweighted position that hurt us, as it managed to post a strong gain despite what I thought was a rich valuation. Underweighting industrial conglomerate 3M also detracted modestly, while overweighted exposures to industrial machinery provider Ingersoll-Rand and Oshkosh, a manufacturer of fire trucks, military trucks and aerial work platforms, worked against our results. Deere, 3M and Oshkosh were sold from the fund by period end.

Note to shareholders: Jonathan Kasen will become manager of the fund on May 1, 2008, replacing Vincent Montemaggiore.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Industrial Equipment Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	16.0	20.4
United Technologies Corp.	8.4	6.8
Honeywell International, Inc.	6.2	4.1
Lockheed Martin Corp.	4.1	2.9
Eaton Corp.	4.0	2.9
Illinois Tool Works, Inc.	3.7	3.5
Ingersoll-Rand Co. Ltd. Class A	3.7	2.8
Raytheon Co.	3.6	2.3
Emerson Electric Co.	3.4	3.8
ITT Corp.	3.3	2.1
	56.4
Top Industries (% of fund's net assets)
As of February 29, 2008
Aerospace & Defense	28.9%
Machinery	28.7%
Industrial Conglomerates	20.6%
Electrical Equipment	7.5%
Construction & Engineering	3.4%
All Others*	10.9%

As of August 31, 2007
Industrial Conglomerates	29.5%
Machinery	28.1%
Aerospace & Defense	21.6%
Electrical Equipment	9.2%
Construction & Engineering	5.1%
All Others*	6.5%

* Includes short-term investments and net other assets.

Annual Report

Select Industrial Equipment Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
AEROSPACE & DEFENSE - 28.9%
Aerospace & Defense - 28.9%
General Dynamics Corp.	52,000	$ 4,256,200
Honeywell International, Inc. (d)	181,700	10,455,018
Lockheed Martin Corp.	67,100	6,924,720
Precision Castparts Corp.	26,000	2,870,140
Raytheon Co.	93,600	6,069,024
Spirit AeroSystems Holdings, Inc. Class A (a)	12,500	337,750
The Boeing Co.	44,900	3,717,271
United Technologies Corp. (d)	201,500	14,207,765
		48,837,888
AUTO COMPONENTS - 2.7%
Auto Parts & Equipment - 2.7%
Johnson Controls, Inc.	121,800	4,002,348
WABCO Holdings, Inc.	14,266	596,033
		4,598,381
BUILDING PRODUCTS - 1.5%
Building Products - 1.5%
Masco Corp.	88,000	1,644,720
Owens Corning (a)	18,400	347,024
USG Corp. (a)(d)	14,500	493,435
		2,485,179
CHEMICALS - 0.6%
Specialty Chemicals - 0.6%
Albemarle Corp.	25,000	948,500
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Diversified Commercial & Professional Services - 1.3%
The Brink's Co.	33,100	2,215,383
CONSTRUCTION & ENGINEERING - 3.4%
Construction & Engineering - 3.4%
Fluor Corp.	14,102	1,963,704
Jacobs Engineering Group, Inc. (a)	22,000	1,766,380
KBR, Inc. (a)	18,900	629,937
Shaw Group, Inc. (a)	16,700	1,075,146
URS Corp. (a)	6,600	265,848
		5,701,015
ELECTRICAL EQUIPMENT - 7.5%
Electrical Components & Equipment - 5.6%
Acuity Brands, Inc.	32,300	1,434,443
AMETEK, Inc.	13,450	572,836
Emerson Electric Co.	114,200	5,819,632

	Shares	Value
First Solar, Inc. (a)	6,700	$ 1,374,840
Sunpower Corp. Class A (a)	4,600	302,312
		9,504,063
Heavy Electrical Equipment - 1.9%
ABB Ltd. sponsored ADR	60,400	1,512,416
Alstom SA	4,900	1,029,680
Vestas Wind Systems AS (a)	6,400	648,753
		3,190,849
TOTAL ELECTRICAL EQUIPMENT		12,694,912
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Electronic Equipment & Instruments - 0.4%
Itron, Inc. (a)	7,800	743,574
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Health Care Equipment - 2.0%
Covidien Ltd.	78,300	3,350,457
INDUSTRIAL CONGLOMERATES - 20.6%
Industrial Conglomerates - 20.6%
General Electric Co.	817,650	27,096,920
McDermott International, Inc. (a)	35,900	1,874,698
Siemens AG sponsored ADR	32,900	4,200,014
Textron, Inc.	32,100	1,738,857
		34,910,489
MACHINERY - 28.7%
Construction & Farm Machinery & Heavy Trucks - 6.7%
Bucyrus International, Inc. Class A (d)	20,900	2,087,492
Cummins, Inc.	78,400	3,949,792
Joy Global, Inc.	13,100	869,447
Navistar International Corp. (a)	18,900	1,066,905
Terex Corp. (a)	51,200	3,453,440
		11,427,076
Industrial Machinery - 22.0%
Danaher Corp.	56,700	4,204,305
Eaton Corp.	84,900	6,845,487
Flowserve Corp.	15,100	1,644,390
Illinois Tool Works, Inc. (d)	127,200	6,241,704
Ingersoll-Rand Co. Ltd. Class A	148,500	6,216,210
ITT Corp.	98,800	5,556,512
SPX Corp. (d)	32,900	3,365,670
Sulzer AG (Reg.)	2,657	3,050,520
		37,124,798
TOTAL MACHINERY		48,551,874
Common Stocks - continued
	Shares	Value
ROAD & RAIL - 0.9%
Trucking - 0.9%
Landstar System, Inc.	14,200	$ 658,596
Old Dominion Freight Lines, Inc. (a)	30,100	820,225
		1,478,821
TOTAL COMMON STOCKS (Cost $162,569,301)		166,516,473
Money Market Funds - 12.4%

Fidelity Cash Central Fund, 3.24% (b)	2,876,863	2,876,863
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	18,145,566	18,145,566
TOTAL MONEY MARKET FUNDS (Cost $21,022,429)		21,022,429
TOTAL INVESTMENT PORTFOLIO - 110.9% (Cost $183,591,730)	187,538,902
NET OTHER ASSETS - (10.9)%	(18,493,709)
NET ASSETS - 100%	$ 169,045,193
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 121,970
Fidelity Securities Lending Cash Central Fund	44,552
Total	$ 166,522
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.0%
Bermuda	5.7%
Switzerland	2.7%
Germany	2.5%
Panama	1.1%
Others (individually less than 1%)	1.0%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $17,133,609) - See accompanying schedule: Unaffiliated issuers (cost $162,569,301)	$ 166,516,473
Fidelity Central Funds (cost $21,022,429)	21,022,429
Total Investments (cost $183,591,730)		$ 187,538,902
Receivable for investments sold		1,800,849
Receivable for fund shares sold		373,233
Dividends receivable		497,461
Distributions receivable from Fidelity Central Funds		12,420
Prepaid expenses		495
Other receivables		4,375
Total assets		190,227,735

Liabilities
Payable for fund shares redeemed	$ 2,882,954
Accrued management fee	80,065
Other affiliated payables	37,256
Other payables and accrued expenses	36,701
Collateral on securities loaned, at value	18,145,566
Total liabilities		21,182,542

Net Assets		$ 169,045,193
Net Assets consist of:
Paid in capital		$ 160,494,037
Undistributed net investment income		554,537
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,048,754
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,947,865
Net Assets, for 5,209,609 shares outstanding		$ 169,045,193
Net Asset Value, offering price and redemption price per share ($169,045,193 ÷ 5,209,609 shares)		$ 32.45

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 2,328,798
Interest		31
Income from Fidelity Central Funds (including $44,552 from security lending)		166,522
Total income		2,495,351

Expenses
Management fee	$ 830,020
Transfer agent fees	320,960
Accounting and security lending fees	60,246
Custodian fees and expenses	20,289
Independent trustees' compensation	527
Registration fees	32,478
Audit	40,175
Legal	592
Interest	1,103
Miscellaneous	6,568
Total expenses before reductions	1,312,958
Expense reductions	(2,193)	1,310,765
Net investment income (loss)		1,184,586
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,465,429
Foreign currency transactions	10,783
Total net realized gain (loss)		11,476,212
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,353,017)
Assets and liabilities in foreign currencies	494
Total change in net unrealized appreciation (depreciation)		(12,352,523)
Net gain (loss)		(876,311)
Net increase (decrease) in net assets resulting from operations		$ 308,275

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,184,586	$ 511,422
Net realized gain (loss)	11,476,212	1,628,211
Change in net unrealized appreciation (depreciation)	(12,352,523)	2,987,293
Net increase (decrease) in net assets resulting from operations	308,275	5,126,926
Distributions to shareholders from net investment income	(873,074)	(265,173)
Distributions to shareholders from net realized gain	(8,279,648)	(918,016)
Total distributions	(9,152,722)	(1,183,189)
Share transactions Proceeds from sales of shares	180,107,533	96,154,133
Reinvestment of distributions	8,917,566	1,138,035
Cost of shares redeemed	(93,677,794)	(93,519,662)
Net increase (decrease) in net assets resulting from share transactions	95,347,305	3,772,506
Redemption fees	14,587	41,433
Total increase (decrease) in net assets	86,517,445	7,757,676

Net Assets
Beginning of period	82,527,748	74,770,072
End of period (including undistributed net investment income of $554,537 and undistributed net investment income of $293,326, respectively)	$ 169,045,193	$ 82,527,748
Other Information Shares
Sold	5,037,479	3,169,330
Issued in reinvestment of distributions	255,260	37,422
Redeemed	(2,703,266)	(3,151,568)
Net increase (decrease)	2,589,473	55,184

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 31.50	$ 29.15	$ 26.85	$ 24.60	$ 16.00
Income from Investment Operations
Net investment income (loss) C	.28	.18	.07	(.04)	(.02)
Net realized and unrealized gain (loss)	2.73 F	2.59	4.02	3.26	8.59
Total from investment operations	3.01	2.77	4.09	3.22	8.57
Distributions from net investment income	(.23)	(.10)	(.02)	-	-
Distributions from net realized gain	(1.83)	(.33)	(1.78)	(.98)	-
Total distributions	(2.06)	(.43)	(1.80)	(.98)	-
Redemption fees added to paid in capital C	- I	.01	.01	.01	.03
Net asset value, end of period	$ 32.45	$ 31.50	$ 29.15	$ 26.85	$ 24.60
Total Return A,B	9.25%	9.59%	16.17%	13.37%	53.75%
Ratios to Average Net Assets D,G
Expenses before reductions	.88%	.99%	1.03%	1.07%	1.37%
Expenses net of fee waivers, if any	.88%	.99%	1.03%	1.07%	1.37%
Expenses net of all reductions	.88%	.98%	1.02%	1.06%	1.33%
Net investment income (loss)	.80%	.60%	.27%	(.17)%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 169,045	$ 82,528	$ 74,770	$ 46,305	$ 66,383
Portfolio turnover rate E	92%	104%	40%	51%	95%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Industrials Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Industrials Portfolio A	7.14%	20.70%	9.11%

A Prior to October 1, 2006, Select Industrials Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Industrials Portfolio on February 28, 1998 when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Industrials Portfolio

Management's Discussion of Fund Performance

Comments from Tobias Welo, Portfolio Manager of Select Industrials Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund returned 7.14%, beating the S&P 500® and the 3.62% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Industrials Index. Versus the MSCI index, the fund benefited from favorable stock selection and an overweighting in construction and engineering stocks. Stock selection in heavy electrical equipment and in the aerospace and defense group also helped our results. Additionally, the fund's foreign securities benefited from currency fluctuations. Among individual holdings, construction and engineering stock Shaw Group was the fund's top contributor, benefiting from the build-out of global energy infrastructure and also from stronger demand for nuclear energy. Other contributors included aerospace giant Honeywell International; Flowserve, a maker of pumps, valves and other flow control products; Switzerland-based ABB, an out-of-benchmark provider of power transmission and distribution equipment; and mining equipment provider Bucyrus International. Our results were further bolstered by heavily underweighting General Electric, the fund's largest holding and also the biggest benchmark component. Conversely, underweighting the strong-performing railroad group worked against us, as did unrewarding picks in the environmental and facility services group and an underweighted exposure to the construction/farm machinery/heavy trucks segment. US Airways Group was the biggest detractor. Crude oil prices near $100 per barrel sent the company's fuel costs soaring and dealt the stock a significant setback. A large underweighting in index component Deere & Co., a maker of farm and construction equipment, also held back our performance. Vehicle and equipment rental provider Hertz Global Holdings and Masco, a well-managed building products supplier, detracted as well. US Airways Group and Deere & Co. were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Industrials Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	8.3	10.0
United Technologies Corp.	5.4	6.8
Honeywell International, Inc.	4.7	4.2
Lockheed Martin Corp.	3.7	2.6
The Boeing Co.	2.9	0.0
Danaher Corp.	2.7	2.9
FedEx Corp.	2.3	0.0
The Brink's Co.	2.3	2.0
Siemens AG sponsored ADR	2.1	1.6
Sulzer AG (Reg.)	2.1	0.4
	36.5
Top Industries (% of fund's net assets)
As of February 29, 2008
Machinery	21.7%
Aerospace & Defense	19.7%
Industrial Conglomerates	12.3%
Commercial Services & Supplies	11.2%
Electrical Equipment	9.0%
All Others*	26.1%

As of August 31, 2007
Aerospace & Defense	18.9%
Machinery	18.6%
Industrial Conglomerates	17.0%
Electrical Equipment	8.3%
Road & Rail	8.3%
All Others*	28.9%

* Includes short-term investments and net other assets.

Annual Report

Select Industrials Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
AEROSPACE & DEFENSE - 19.7%
Aerospace & Defense - 19.7%
Honeywell International, Inc.	102,200	$ 5,880,588
Lockheed Martin Corp.	43,900	4,530,480
Northrop Grumman Corp.	16,030	1,260,118
Raytheon Co.	39,100	2,535,244
The Boeing Co.	44,100	3,651,039
United Technologies Corp.	94,601	6,670,317
		24,527,786
AIR FREIGHT & LOGISTICS - 3.1%
Air Freight & Logistics - 3.1%
C.H. Robinson Worldwide, Inc. (d)	18,300	929,091
FedEx Corp.	32,900	2,899,477
		3,828,568
AIRLINES - 0.6%
Airlines - 0.6%
Delta Air Lines, Inc. (a)	53,678	716,601
AUTO COMPONENTS - 2.7%
Auto Parts & Equipment - 2.7%
Johnson Controls, Inc.	75,600	2,484,216
WABCO Holdings, Inc.	20,900	873,202
		3,357,418
AUTOMOBILES - 0.8%
Automobile Manufacturers - 0.8%
Fiat SpA	50,000	1,055,732
BUILDING PRODUCTS - 1.3%
Building Products - 1.3%
Masco Corp.	83,510	1,560,802
CHEMICALS - 2.1%
Specialty Chemicals - 2.1%
Albemarle Corp.	29,550	1,121,127
Nalco Holding Co.	57,200	1,235,520
W.R. Grace & Co. (a)	13,900	295,097
		2,651,744
COMMERCIAL SERVICES & SUPPLIES - 11.2%
Commercial Printing - 0.6%
R.R. Donnelley & Sons Co.	25,900	824,397
Diversified Commercial & Professional Services - 4.0%
Cintas Corp.	13,900	400,042
Corrections Corp. of America (a)	32,700	878,322
Equifax, Inc.	27,200	930,784
The Brink's Co.	41,864	2,801,958
		5,011,106
Environmental & Facility Services - 5.0%
Allied Waste Industries, Inc. (a)	167,700	1,734,018
Fuel Tech, Inc. (a)(d)	50,696	1,017,469

	Shares	Value
Waste Connections, Inc. (a)	34,300	$ 1,041,348
Waste Management, Inc.	73,400	2,409,722
		6,202,557
Human Resource & Employment Services - 1.1%
Manpower, Inc.	23,384	1,325,873
Office Services & Supplies - 0.5%
Avery Dennison Corp.	11,700	600,444
TOTAL COMMERCIAL SERVICES & SUPPLIES		13,964,377
CONSTRUCTION & ENGINEERING - 2.6%
Construction & Engineering - 2.6%
Chicago Bridge & Iron Co. NV (NY Shares)	27,900	1,297,908
Quanta Services, Inc. (a)	94	2,245
Shaw Group, Inc. (a)	26,400	1,699,632
URS Corp. (a)	6,400	257,792
		3,257,577
ELECTRICAL EQUIPMENT - 9.0%
Electrical Components & Equipment - 6.4%
Acuity Brands, Inc.	13,300	590,653
AMETEK, Inc.	14,350	611,167
Cooper Industries Ltd. Class A	32,400	1,358,532
Emerson Electric Co.	39,000	1,987,440
First Solar, Inc. (a)	4,900	1,005,480
Nexans SA	10,700	1,168,116
SolarWorld AG	6,900	312,879
Sunpower Corp. Class A (a)(d)	12,900	847,788
		7,882,055
Heavy Electrical Equipment - 2.6%
ABB Ltd. sponsored ADR	30,200	756,208
Alstom SA	4,900	1,029,680
Suzlon Energy Ltd.	37,491	260,837
Vestas Wind Systems AS (a)	12,000	1,216,412
		3,263,137
TOTAL ELECTRICAL EQUIPMENT		11,145,192
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
Itron, Inc. (a)(d)	3,400	324,122
HEALTH CARE PROVIDERS & SERVICES - 0.4%
Health Care Distributors & Services - 0.4%
Henry Schein, Inc. (a)	9,300	556,326
INDUSTRIAL CONGLOMERATES - 12.3%
Industrial Conglomerates - 12.3%
General Electric Co.	311,401	10,319,827
Siemens AG sponsored ADR	21,000	2,680,860
Tyco International Ltd.	58,436	2,340,946
		15,341,633
Common Stocks - continued
	Shares	Value
MACHINERY - 21.7%
Construction & Farm Machinery & Heavy Trucks - 7.2%
Bucyrus International, Inc. Class A (d)	8,134	$ 812,424
Caterpillar, Inc.	23,000	1,663,590
CNH Global NV	12,200	628,300
Cummins, Inc.	38,100	1,919,478
Navistar International Corp. (a)	12,300	694,335
Oshkosh Co. (d)	33,000	1,322,310
Terex Corp. (a)	28,100	1,895,345
		8,935,782
Industrial Machinery - 14.5%
Briggs & Stratton Corp.	18,130	323,983
Danaher Corp.	45,500	3,373,825
Eaton Corp.	17,800	1,435,214
Flowserve Corp.	15,400	1,677,060
Illinois Tool Works, Inc.	48,600	2,384,802
Ingersoll-Rand Co. Ltd. Class A	50,500	2,113,930
ITT Corp.	32,300	1,816,552
Pall Corp.	22,900	901,573
SPX Corp. (d)	14,098	1,442,225
Sulzer AG (Reg.)	2,240	2,571,759
		18,040,923
TOTAL MACHINERY		26,976,705
METALS & MINING - 0.5%
Diversified Metals & Mining - 0.5%
Titanium Metals Corp.	28,630	590,351
ROAD & RAIL - 7.6%
Railroads - 2.8%
Norfolk Southern Corp.	37,500	1,983,375
Union Pacific Corp.	11,700	1,459,692
		3,443,067
Trucking - 4.8%
Con-way, Inc.	4,600	208,426
Hertz Global Holdings, Inc. (a)	47,700	569,061
J.B. Hunt Transport Services, Inc.	9,200	251,804
Knight Transportation, Inc.	37,200	550,188
Landstar System, Inc.	34,818	1,614,859

	Shares	Value
Old Dominion Freight Lines, Inc. (a)	42,457	$ 1,156,953
Ryder System, Inc.	28,600	1,647,646
		5,998,937
TOTAL ROAD & RAIL		9,442,004
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Trading Companies & Distributors - 0.5%
Rush Enterprises, Inc. Class A (a)	46,174	684,299
TOTAL COMMON STOCKS (Cost $118,047,981)		119,981,237
Nonconvertible Bonds - 0.0%
Principal Amount
AIRLINES - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $19,365)	$ 670,000	26,800
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 3.24% (b)	3,365,831	3,365,831
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	3,716,825	3,716,825
TOTAL MONEY MARKET FUNDS (Cost $7,082,656)		7,082,656
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $125,150,002)	127,090,693
NET OTHER ASSETS - (2.1)%	(2,647,436)
NET ASSETS - 100%	$ 124,443,257
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 85,205
Fidelity Securities Lending Cash Central Fund	46,530
Total	$ 131,735
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.0%
Bermuda	4.7%
Switzerland	2.7%
Germany	2.4%
France	1.7%
Netherlands	1.5%
Denmark	1.0%
Others (individually less than 1%)	1.0%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $3,487,391) - See accompanying schedule: Unaffiliated issuers (cost $118,067,346)	$ 120,008,037
Fidelity Central Funds (cost $7,082,656)	7,082,656
Total Investments (cost $125,150,002)		$ 127,090,693
Receivable for investments sold		1,237,549
Receivable for fund shares sold		1,250,825
Dividends receivable		257,383
Distributions receivable from Fidelity Central Funds		18,018
Prepaid expenses		328
Other receivables		575
Total assets		129,855,371

Liabilities
Payable for investments purchased	$ 1,301,403
Payable for fund shares redeemed	270,122
Accrued management fee	56,214
Other affiliated payables	33,426
Other payables and accrued expenses	34,124
Collateral on securities loaned, at value	3,716,825
Total liabilities		5,412,114

Net Assets		$ 124,443,257
Net Assets consist of:
Paid in capital		$ 121,551,968
Undistributed net investment income		265,301
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		685,412
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,940,576
Net Assets, for 6,071,045 shares outstanding		$ 124,443,257
Net Asset Value, offering price and redemption price per share ($124,443,257 ÷ 6,071,045 shares)		$ 20.50

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 1,443,335
Interest		35
Income from Fidelity Central Funds (including $46,530 from security lending)		131,735
Total income		1,575,105

Expenses
Management fee	$ 592,778
Transfer agent fees	319,441
Accounting and security lending fees	42,098
Custodian fees and expenses	32,363
Independent trustees' compensation	379
Registration fees	25,629
Audit	36,197
Legal	510
Miscellaneous	11,456
Total expenses before reductions	1,060,851
Expense reductions	(4,427)	1,056,424
Net investment income (loss)		518,681
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $14,065)	5,853,827
Foreign currency transactions	(4,824)
Total net realized gain (loss)		5,849,003
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,890,182)
Assets and liabilities in foreign currencies	(25)
Total change in net unrealized appreciation (depreciation)		(4,890,207)
Net gain (loss)		958,796
Net increase (decrease) in net assets resulting from operations		$ 1,477,477

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Industrials Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 518,681	$ 542,016
Net realized gain (loss)	5,849,003	9,412,213
Change in net unrealized appreciation (depreciation)	(4,890,207)	(6,918,422)
Net increase (decrease) in net assets resulting from operations	1,477,477	3,035,807
Distributions to shareholders from net investment income	(402,070)	(285,699)
Distributions to shareholders from net realized gain	(7,628,266)	(6,810,352)
Total distributions	(8,030,336)	(7,096,051)
Share transactions Proceeds from sales of shares	113,432,100	96,555,061
Reinvestment of distributions	7,700,139	6,780,780
Cost of shares redeemed	(66,163,349)	(106,990,221)
Net increase (decrease) in net assets resulting from share transactions	54,968,890	(3,654,380)
Redemption fees	16,044	45,420
Total increase (decrease) in net assets	48,432,075	(7,669,204)

Net Assets
Beginning of period	76,011,182	83,680,386
End of period (including undistributed net investment income of $265,301 and undistributed net investment income of $328,857, respectively)	$ 124,443,257	$ 76,011,182
Other Information Shares
Sold	5,077,420	4,527,115
Issued in reinvestment of distributions	358,631	328,326
Redeemed	(3,036,797)	(5,174,527)
Net increase (decrease)	2,399,254	(319,086)

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 20.70	$ 20.97	$ 19.21	$ 16.22	$ 11.04
Income from Investment Operations
Net investment income (loss) C	.11	.14	.06	.05	.02
Net realized and unrealized gain (loss)	1.40	1.55	3.06	3.99	5.46
Total from investment operations	1.51	1.69	3.12	4.04	5.48
Distributions from net investment income	(.09)	(.08)	(.05)	(.02)	(.01)
Distributions from net realized gain	(1.62)	(1.89)	(1.32)	(1.04)	(.30)
Total distributions	(1.71)	(1.97)	(1.37)	(1.06)	(.31)
Redemption fees added to paid in capital C	- H	.01	.01	.01	.01
Net asset value, end of period	$ 20.50	$ 20.70	$ 20.97	$ 19.21	$ 16.22
Total Return A,B	7.14%	8.34%	17.23%	25.60%	49.87%
Ratios to Average Net Assets D,F
Expenses before reductions	1.00%	1.10%	1.12%	1.19%	1.60%
Expenses net of fee waivers, if any	1.00%	1.10%	1.12%	1.19%	1.60%
Expenses net of all reductions	.99%	1.09%	1.07%	1.15%	1.57%
Net investment income (loss)	.49%	.66%	.34%	.27%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,443	$ 76,011	$ 83,680	$ 64,969	$ 36,797
Portfolio turnover rate E	108%	185%	168%	151%	166%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Transportation Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Transportation Portfolio	-8.89%	17.35%	9.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Transportation Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Select Transportation Portfolio

Management's Discussion of Fund Performance

Comments from Maurice FitzMaurice, Portfolio Manager of Select Transportation Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the year, the fund returned -8.89%, falling behind the -4.41% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Transportation Index and also lagging the S&P 500®. An overweighting in airlines and an underweighting in railroads were two factors that significantly hurt performance. The fund's positions in US Airways and American Airlines' parent company, AMR, which were slightly overweighted compared with the index, were negatively affected by historically high fuel costs, squeezing profit margins. Underweightings in rail service providers Burlington Northern Santa Fe and CSX, which performed well thanks to strong demand and pricing power for their services, were a drag on performance as well. Stock selection within the out-of-index diversified metals and mining group also held back results. The most significant detractor in this area was Titanium Metals, which supplies titanium to aircraft manufacturers such as Boeing. A significant underweighting in United Parcel Service (UPS) hurt results as well. In addition, our overall positioning in the marine segment was counterproductive. On the positive side, stock selection in trucking, aerospace/defense and construction/farm machinery/heavy trucks helped counter some of the underperformance. A substantial underweighting in air freight/logistics provider FedEx provided the biggest boost to fund performance. Railroad company Union Pacific held up nicely, maintaining its pricing power as commodity prices rose. Underweighting Southwest Airlines also helped, as the airline was hurt by rising fuel costs. An underweighting in car and truck rental company Avis Budget Group was a plus as well. An out-of-index holding in mining equipment manufacturer Bucyrus International also aided performance as global demand for coal, copper and other minerals remained strong. I sold our position in Bucyrus by the end of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Transportation Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
United Parcel Service, Inc. Class B	17.3	8.7
Union Pacific Corp.	13.3	12.8
FedEx Corp.	9.4	7.0
Norfolk Southern Corp.	6.7	8.3
Burlington Northern Santa Fe Corp.	4.1	11.5
Southwest Airlines Co.	2.9	1.4
CSX Corp.	2.7	4.6
Expeditors International of Washington, Inc.	2.4	3.4
UAL Corp.	2.2	2.2
C.H. Robinson Worldwide, Inc.	2.2	3.1
	63.2
Top Industries (% of fund's net assets)
As of February 29, 2008
Road & Rail	35.5%
Air Freight & Logistics	34.9%
Airlines	13.7%
Marine	4.6%
Oil, Gas & Consumable Fuels	2.4%
All Others*	8.9%

As of August 31, 2007
Road & Rail	47.3%
Air Freight & Logistics	27.0%
Airlines	12.6%
Marine	3.6%
Metals & Mining	2.9%
All Others*	6.6%

* Includes short-term investments and net other assets.

Annual Report

Select Transportation Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value
AEROSPACE & DEFENSE - 1.1%
Aerospace & Defense - 1.1%
Bombardier, Inc. Class B (sub. vtg.) (a)	40,700	$ 232,855
General Dynamics Corp.	3,100	253,735
Precision Castparts Corp.	1,600	176,624
Spirit AeroSystems Holdings, Inc. Class A (a)	7,700	208,054
The Boeing Co.	1,800	149,022
		1,020,290
AIR FREIGHT & LOGISTICS - 34.9%
Air Freight & Logistics - 34.9%
C.H. Robinson Worldwide, Inc. (d)	40,000	2,030,800
Expeditors International of Washington, Inc.	57,520	2,261,686
FedEx Corp. (d)	98,900	8,716,057
Forward Air Corp.	58,895	1,728,568
Hub Group, Inc. Class A (a)	8,460	253,715
United Parcel Service, Inc. Class B (d)	227,400	15,972,576
UTI Worldwide, Inc.	76,500	1,283,670
		32,247,072
AIRLINES - 13.7%
Airlines - 13.7%
AirTran Holdings, Inc. (a)	69,300	500,346
AMR Corp. (a)	107,900	1,382,199
Continental Airlines, Inc. Class B (a)	42,300	1,022,814
Delta Air Lines, Inc. (a)	121,502	1,622,052
JetBlue Airways Corp. (a)	102,500	558,625
Northwest Airlines Corp. (a)	125,600	1,686,808
Ryanair Holdings PLC sponsored ADR (a)(d)	17,076	488,032
Southwest Airlines Co.	218,387	2,677,425
UAL Corp.	67,600	2,048,280
US Airways Group, Inc. (a)	56,000	694,400
		12,680,981
AUTOMOBILES - 0.2%
Automobile Manufacturers - 0.2%
General Motors Corp.	6,500	151,320
CONSTRUCTION & ENGINEERING - 0.2%
Construction & Engineering - 0.2%
Great Lakes Dredge & Dock Corp.	30,354	185,463
MARINE - 4.6%
Marine - 4.6%
Alexander & Baldwin, Inc.	15,100	665,004
Eagle Bulk Shipping, Inc.	12,400	330,212
Genco Shipping & Trading Ltd.	10,400	606,008
Horizon Lines, Inc. Class A (d)	35,790	721,884
Kirby Corp. (a)	11,500	518,420

	Shares	Value
Navios Maritime Holdings, Inc.	48,100	$ 534,391
OceanFreight, Inc.	31,200	687,336
Ultrapetrol (Bahamas) Ltd. (a)	14,300	200,200
		4,263,455
METALS & MINING - 1.3%
Diversified Metals & Mining - 1.3%
Titanium Metals Corp. (d)	60,000	1,237,200
OIL, GAS & CONSUMABLE FUELS - 2.4%
Oil & Gas Refining & Marketing - 0.4%
Valero Energy Corp.	7,100	410,167
Oil & Gas Storage & Transport - 2.0%
Double Hull Tankers, Inc.	28,600	321,750
Overseas Shipholding Group, Inc.	8,600	539,392
Ship Finance International Ltd. (NY Shares)	23,000	594,320
Teekay Tankers Ltd.	600	10,140
Top Ships, Inc. (a)	127,900	351,725
		1,817,327
TOTAL OIL, GAS & CONSUMABLE FUELS		2,227,494
ROAD & RAIL - 35.5%
Railroads - 27.6%
Burlington Northern Santa Fe Corp.	42,600	3,739,428
Canadian Pacific Railway Ltd.	6,600	479,817
CSX Corp.	51,300	2,489,076
Kansas City Southern (a)	8,850	316,830
Norfolk Southern Corp.	117,600	6,219,864
Union Pacific Corp.	98,700	12,313,812
		25,558,827
Trucking - 7.9%
Avis Budget Group, Inc. (a)	10,000	114,300
Con-way, Inc.	16,300	738,553
Heartland Express, Inc.	14,600	204,108
Hertz Global Holdings, Inc. (a)	39,700	473,621
J.B. Hunt Transport Services, Inc.	31,900	873,103
Knight Transportation, Inc.	42,000	621,180
Landstar System, Inc.	19,970	926,209
Marten Transport Ltd. (a)	18,800	272,412
Old Dominion Freight Lines, Inc. (a)	22,700	618,575
Ryder System, Inc.	21,400	1,232,854
Saia, Inc. (a)	40,100	579,445
Werner Enterprises, Inc.	12,000	213,480
YRC Worldwide, Inc. (a)(d)	31,000	426,560
		7,294,400
TOTAL ROAD & RAIL		32,853,227
Common Stocks - continued
	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Trading Companies & Distributors - 0.4%
Rush Enterprises, Inc. Class A (a)	21,650	$ 320,853
TOTAL COMMON STOCKS (Cost $80,229,130)		87,187,355
Money Market Funds - 29.0%

Fidelity Cash Central Fund, 3.24% (b)	2,482,080	2,482,080
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	24,301,425	24,301,425
TOTAL MONEY MARKET FUNDS (Cost $26,783,505)		26,783,505
TOTAL INVESTMENT PORTFOLIO - 123.3% (Cost $107,012,635)	113,970,860
NET OTHER ASSETS - (23.3)%	(21,538,750)
NET ASSETS - 100%	$ 92,432,110
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 60,757
Fidelity Securities Lending Cash Central Fund	48,221
Total	$ 108,978

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $23,013,235) - See accompanying schedule: Unaffiliated issuers (cost $80,229,130)	$ 87,187,355
Fidelity Central Funds (cost $26,783,505)	26,783,505
Total Investments (cost $107,012,635)		$ 113,970,860
Receivable for fund shares sold		2,880,640
Dividends receivable		164,780
Distributions receivable from Fidelity Central Funds		19,857
Prepaid expenses		233
Other receivables		465
Total assets		117,036,835

Liabilities
Payable for fund shares redeemed	$ 213,945
Accrued management fee	39,825
Other affiliated payables	18,456
Other payables and accrued expenses	31,074
Collateral on securities loaned, at value	24,301,425
Total liabilities		24,604,725

Net Assets		$ 92,432,110
Net Assets consist of:
Paid in capital		$ 82,970,688
Undistributed net investment income		266,146
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,237,051
Net unrealized appreciation (depreciation) on investments		6,958,225
Net Assets, for 2,084,714 shares outstanding		$ 92,432,110
Net Asset Value, offering price and redemption price per share ($92,432,110 ÷ 2,084,714 shares)		$ 44.34

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 981,535
Special dividends		135,450
Interest		124
Income from Fidelity Central Funds (including $48,221 from security lending)		108,978
Total income		1,226,087

Expenses
Management fee	$ 506,938
Transfer agent fees	269,287
Accounting and security lending fees	37,708
Custodian fees and expenses	16,361
Independent trustees' compensation	337
Registration fees	28,322
Audit	36,202
Legal	588
Miscellaneous	6,561
Total expenses before reductions	902,304
Expense reductions	(1,599)	900,705
Net investment income (loss)		325,382
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,215,408
Foreign currency transactions	(1,354)
Total net realized gain (loss)		8,214,054
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,145,821)
Assets and liabilities in foreign currencies	(78)
Total change in net unrealized appreciation (depreciation)		(17,145,899)
Net gain (loss)		(8,931,845)
Net increase (decrease) in net assets resulting from operations		$ (8,606,463)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 325,382	$ 99,455
Net realized gain (loss)	8,214,054	717,917
Change in net unrealized appreciation (depreciation)	(17,145,899)	(1,783,679)
Net increase (decrease) in net assets resulting from operations	(8,606,463)	(966,307)
Distributions to shareholders from net investment income	(115,413)	(46,855)
Distributions to shareholders from net realized gain	(6,213,287)	(2,366,175)
Total distributions	(6,328,700)	(2,413,030)
Share transactions Proceeds from sales of shares	73,610,965	188,256,102
Reinvestment of distributions	5,922,468	2,323,914
Cost of shares redeemed	(77,216,334)	(186,218,427)
Net increase (decrease) in net assets resulting from share transactions	2,317,099	4,361,589
Redemption fees	23,033	118,088
Total increase (decrease) in net assets	(12,595,031)	1,100,340

Net Assets
Beginning of period	105,027,141	103,926,801
End of period (including undistributed net investment income of $266,146 and undistributed net investment income of $90,218, respectively)	$ 92,432,110	$ 105,027,141
Other Information Shares
Sold	1,461,784	3,661,348
Issued in reinvestment of distributions	124,605	45,239
Redeemed	(1,483,372)	(3,794,241)
Net increase (decrease)	103,017	(87,654)

Financial Highlights

Years ended February 28,

2008 J

2007

2006

2005

2004 J

Selected Per-Share Data
Net asset value, beginning of period	$ 53.00	$ 50.22	$ 42.08	$ 32.84	$ 22.80
Income from Investment Operations
Net investment income (loss) C	.19 F	.04	.17	.20 G	(.12)
Net realized and unrealized gain (loss)	(4.66)	3.72 H	8.99	9.24	10.13
Total from investment operations	(4.47)	3.76	9.16	9.44	10.01
Distributions from net investment income	(.07)	(.02)	(.10)	(.11)	-
Distributions from net realized gain	(4.13)	(1.01)	(.96)	(.13)	-
Total distributions	(4.20)	(1.03)	(1.06)	(.24)	-
Redemption fees added to paid in capital C	.01	.05	.04	.04	.03
Net asset value, end of period	$ 44.34	$ 53.00	$ 50.22	$ 42.08	$ 32.84
Total Return A,B	(8.89)%	7.65%	22.24%	28.86%	44.04%
Ratios to Average Net Assets D,I
Expenses before reductions	.99%	1.03%	1.13%	1.17%	1.57%
Expenses net of fee waivers, if any	.99%	1.03%	1.13%	1.17%	1.57%
Expenses net of all reductions	.99%	1.02%	1.11%	1.14%	1.53%
Net investment income (loss)	.36% F	.09%	.40%	.53% G	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,432	$ 105,027	$ 103,927	$ 81,958	$ 37,583
Portfolio turnover rate E	84%	133%	142%	148%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .21%. G Investment income per share reflects a special dividend which amounted to $.09 per share and an in-kind dividend received in a corporate reorganization which amounted to $.08 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .06%. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, Certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Air Transportation Portfolio	$ 53,544,519	$ 10,427,530	$ (7,652,104)	$ 2,775,426
Defense and Aerospace Portfolio	1,134,034,863	215,018,577	(96,442,226)	118,576,351
Environmental Portfolio	43,365,814	3,613,403	(4,349,468)	(736,065)
Industrial Equipment Portfolio	184,316,989	15,261,219	(12,039,306)	3,221,913
Industrials Portfolio	126,153,785	11,114,003	(10,177,095)	936,908
Transportation Portfolio	108,849,265	15,182,136	(10,060,541)	5,121,595
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Air Transportation Portfolio	$ -	$ 3,664,276	$ -
Defense and Aerospace Portfolio	1,607,016	69,135,058	-
Environmental Portfolio	-	-	(657,634)
Industrial Equipment Portfolio	311,603	2,682,992	-
Industrials Portfolio	84,098	363,575	-
Transportation Portfolio	128,714	1,970,096	-

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 29, 2008
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ -	$ 8,187,067	$ 8,187,067
Defense and Aerospace Portfolio	21,061,992	87,599,845	108,661,837
Environmental Portfolio	134,764	-	134,764
Industrial Equipment Portfolio	1,085,710	8,067,012	9,152,722
Industrials Portfolio	2,512,452	5,517,884	8,030,336
Transportation Portfolio	115,413	6,213,287	6,328,700
February 28, 2007
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 34,281	$ 2,703,280	$ 2,737,561
Defense and Aerospace Portfolio	8,083,424	72,532,345	80,615,769
Industrial Equipment Portfolio	473,930	709,259	1,183,189
Industrials Portfolio	1,434,237	5,661,814	7,096,051
Transportation Portfolio	46,855	2,366,175	2,413,030

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	37,662,908	129,073,481
Defense and Aerospace Portfolio	765,214,290	743,698,356
Environmental Portfolio	29,612,941	38,460,618
Industrial Equipment Portfolio	220,879,728	135,284,491
Industrials Portfolio	157,511,396	113,018,565
Transportation Portfolio	75,238,345	81,576,205

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.26%	.56%
Defense and Aerospace Portfolio	.30%	.26%	.56%
Environmental Portfolio	.30%	.26%	.56%
Industrial Equipment Portfolio	.30%	.26%	.56%
Industrials Portfolio	.30%	.26%	.56%
Transportation Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.30%
Defense and Aerospace Portfolio	.26%
Environmental Portfolio	.30%
Industrial Equipment Portfolio	.22%
Industrials Portfolio	.30%
Transportation Portfolio	.30%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 1,146
Defense and Aerospace Portfolio	4,137
Environmental Portfolio	779
Industrial Equipment Portfolio	1,494
Industrials Portfolio	2,912
Transportation Portfolio	2,941

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	Borrower	$ 5,067,538	4.44%	$ 8,133
Industrial Equipment Portfolio	Borrower	3,713,000	5.35%	1,103

Annual Report

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Air Transportation Portfolio	$ 204
Defense and Aerospace Portfolio	2,993
Environmental Portfolio	96
Industrial Equipment Portfolio	315
Industrials Portfolio	232
Transportation Portfolio	214

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Defense and Aerospace Portfolio	$10,979,375	4.18%

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Transfer Agent Expense Reduction

Air Transportation Portfolio	$ 4,064	$ 672
Defense and Aerospace Portfolio	-	18,306
Environmental Portfolio	644	2,384
Industrial Equipment Portfolio	1,859	314
Industrials Portfolio	844	3,567
Transportation Portfolio	520	1,053

Annual Report

Notes to Financial Statements - continued

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts:

Air Transportation Portfolio	$ 7,823
Defense and Aerospace Portfolio	46,186
Environmental Portfolio	2,916
Industrial Equipment Portfolio	8,602
Industrials Portfolio	9,781
Transportation Portfolio	8,878

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

 Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment:2005

Deputy Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Air Transportation Portfolio, Select Defense and Aerospace Portfolio, Select Environmental Portfolio, Select Industrial Equipment Portfolio, Select Industrials Protfolio, and Select Transportation Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Air Transportation Portfolio	04/14/08	04/11/08	$0.00	$2.99
Select Defense and Aerospace Portfolio	04/14/08	04/11/08	$0.11	$4.75
Select Industrial Equipment Portfolio	04/14/08	04/11/08	$0.06	$0.50
Select Industrials Portfolio	04/14/08	04/11/08	$0.02	$0.06
Select Transportation Portfolio	04/14/08	04/11/08	$0.08	$1.21

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select Air Transportation Portfolio	$11,798,383
Select Defense and Aerospace Portfolio	$122,016,975
Select Industrial Equipment Portfolio	$11,459,908
Select Industrials Portfolio	$3,371,167
Select Transportation Portfolio	$7,987,931

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Defense and Aerospace Portfolio	48%	100%
Select Environmental Portfolio	-	100%
Select Industrial Equipment Portfolio	100%	100%
Select Industrials Portfolio	96%	44%
Select Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2007	December 2007
Select Defense and Aerospace Portfolio	50%	100%
Select Environmental Portfolio	-	100%
Select Industrial Equipment Portfolio	100%	100%
Select Industrials Portfolio	97%	45%
Select Transportation Portfolio	100%	100%

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
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Fidelity®

Select Portfolios®

Materials Sector

Select Chemicals Portfolio

Select Gold Portfolio

Select Materials Portfolio

Select Paper and Forest Products Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Chemicals	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Paper and Forest Products	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Select Chemicals Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Chemicals Portfolio	19.40%	22.95%	10.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Chemicals Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Chemicals Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Schuldt, who became Portfolio Manager of Select Chemicals Portfolio on January 9, 2008

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12-month period ending February 29, 2008, the fund was up 19.40%, underperforming the 23.41% return for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Chemicals Index but outperforming the S&P 500®. Relative to the MSCI index, the fund's underweighting in the fertilizers and agricultural chemicals industry hurt, more than offsetting positive stock selection among these issues. Specifically, the fund's underweightings in agricultural biochemical company Monsanto and fertilizer company Mosaic detracted, as did a lack of exposure to fertilizer supplier and index component Terra Industries for much of the period. I've significantly increased exposure to fertilizers and agricultural chemicals stocks since taking over the fund. Certain stock picks and an overweighting in the lagging specialty chemicals area also detracted. Cash, though only a modest allocation, hurt as well amid significant price run-ups for many chemicals stocks. Cash was reduced during the period as buying opportunities arose. Among the positives, strong stock picking and the fund's underweighting in the lagging diversified chemicals industry helped. Specifically, we had underweightings in major index components Dow Chemical and DuPont. Dow's stock continued to struggle due to market concern regarding the company's long-term competitiveness, while DuPont was hampered by a number of factors related to its diverse product lines, including a slowdown among end-users in the auto and housing industries. The fund's overall positioning in industrial gases also was a positive, as was strong stock selection in that same group and among commodity and diversified chemicals issues.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Chemicals Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Actual	$ 1,000.00	$ 1,061.00	$ 4.66
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.34	$ 4.57

* Expenses are equal to the Fund's annualized expense ratio of .91%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Select Chemicals Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	19.3	9.1
E.I. du Pont de Nemours & Co.	9.6	11.8
Dow Chemical Co.	7.5	10.3
Praxair, Inc.	6.5	4.5
The Mosaic Co.	5.6	2.0
Albemarle Corp.	4.4	2.7
Air Products & Chemicals, Inc.	3.5	7.7
Ecolab, Inc.	3.3	2.9
CF Industries Holdings, Inc.	2.6	0.4
PPG Industries, Inc.	2.3	4.3
	64.6
Top Industries (% of fund's net assets)
As of February 29, 2008
Chemicals	94.7%
Food Products	0.5%
Containers & Packaging	0.2%
All Others*	4.6%

As of August 31, 2007
Chemicals	95.0%
Industrial Conglomerates	1.4%
All Others*	3.6%

* Includes short-term investments and net other assets.

Annual Report

Select Chemicals Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CHEMICALS - 94.7%
Commodity Chemicals - 2.8%
Calgon Carbon Corp. (a)	48,530	$ 792,980
Celanese Corp. Class A	181,786	7,071,475
Georgia Gulf Corp. (d)	146,500	887,790
Spartech Corp.	11,300	160,121
		8,912,366
Diversified Chemicals - 24.8%
Cabot Corp.	98,500	2,698,900
Dow Chemical Co.	639,600	24,106,524
E.I. du Pont de Nemours & Co. (d)	663,400	30,795,028
Eastman Chemical Co.	36,200	2,382,322
FMC Corp.	114,912	6,505,168
Hercules, Inc.	307,000	5,624,240
PPG Industries, Inc. (d)	120,000	7,437,600
		79,549,782
Fertilizers & Agricultural Chemicals - 31.5%
CF Industries Holdings, Inc.	68,800	8,399,104
Israel Chemicals Ltd.	75,000	1,059,487
K&S AG	6,000	1,745,673
Monsanto Co.	535,000	61,888,801
Potash Corp. of Saskatchewan, Inc.	45,000	7,150,500
Syngenta AG (Switzerland)	5,000	1,433,000
Terra Industries, Inc. (a)	35,000	1,582,350
The Mosaic Co. (a)	161,000	17,919,300
		101,178,215
Industrial Gases - 12.1%
Air Products & Chemicals, Inc.	122,900	11,224,457
Airgas, Inc.	69,900	3,396,441
Linde AG	25,000	3,325,907
Praxair, Inc.	260,460	20,909,729
		38,856,534
Specialty Chemicals - 23.5%
Albemarle Corp.	368,900	13,996,066
Arch Chemicals, Inc.	60,000	2,094,600
Chemtura Corp.	381,473	3,150,967
Cytec Industries, Inc.	24,100	1,380,448
Ecolab, Inc.	228,200	10,677,478
H.B. Fuller Co.	169,311	3,851,825
Innospec, Inc.	141,600	2,653,584
Lubrizol Corp.	85,600	4,990,480
Minerals Technologies, Inc.	48,100	2,899,468
Nalco Holding Co.	201,100	4,343,760
OM Group, Inc. (a)	60,900	3,686,277

	Shares	Value
OMNOVA Solutions, Inc. (a)	697,200	$ 2,719,080
Rockwood Holdings, Inc. (a)	131,300	4,029,597
Rohm & Haas Co. (d)	91,550	4,907,996
RPM International, Inc.	67,800	1,417,698
Sigma Aldrich Corp.	89,300	4,913,286
Valspar Corp.	68,400	1,483,596
W.R. Grace & Co. (a)	84,300	1,789,689
Zoltek Companies, Inc. (a)(d)	20,000	457,600
		75,443,495
TOTAL CHEMICALS		303,940,392
CONTAINERS & PACKAGING - 0.2%
Paper Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	75,000	596,250
FOOD PRODUCTS - 0.5%
Agricultural Products - 0.5%
Bunge Ltd.	14,000	1,551,760
TOTAL COMMON STOCKS (Cost $257,577,901)		306,088,402
Money Market Funds - 10.7%

Fidelity Cash Central Fund, 3.24% (b)	15,125,728	15,125,728
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	19,323,175	19,323,175
TOTAL MONEY MARKET FUNDS (Cost $34,448,903)		34,448,903
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $292,026,804)		340,537,305
NET OTHER ASSETS - (6.1)%		(19,702,297)
NET ASSETS - 100%		$ 320,835,008
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 511,499
Fidelity Securities Lending Cash Central Fund	87,602
Total	$ 599,101
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2009 approximately $5,841,847 of losses recognized during the period November 1, 2007 to February 29, 2008.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $18,467,653) - See accompanying schedule: Unaffiliated issuers (cost $257,577,901)	$ 306,088,402
Fidelity Central Funds (cost $34,448,903)	34,448,903
Total Investments (cost $292,026,804)		$ 340,537,305
Receivable for fund shares sold		9,411,528
Dividends receivable		455,546
Distributions receivable from Fidelity Central Funds		43,428
Prepaid expenses		622
Other receivables		886
Total assets		350,449,315

Liabilities
Payable for investments purchased	$ 9,670,524
Payable for fund shares redeemed	379,262
Accrued management fee	135,949
Other affiliated payables	71,129
Other payables and accrued expenses	34,268
Collateral on securities loaned, at value	19,323,175
Total liabilities		29,614,307

Net Assets		$ 320,835,008
Net Assets consist of:
Paid in capital		$ 275,737,791
Undistributed net investment income		844,788
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,258,072)
Net unrealized appreciation (depreciation) on investments		48,510,501
Net Assets, for 3,945,726 shares outstanding		$ 320,835,008
Net Asset Value, offering price and redemption price per share ($320,835,008 ÷ 3,945,726 shares)		$ 81.31

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 3,707,685
Interest		187
Income from Fidelity Central Funds		599,101
Total income		4,306,973

Expenses
Management fee	$ 1,198,302
Transfer agent fees	599,554
Accounting and security lending fees	87,812
Custodian fees and expenses	6,291
Independent trustees' compensation	813
Registration fees	56,183
Audit	39,089
Legal	1,098
Miscellaneous	9,244
Total expenses before reductions	1,998,386
Expense reductions	(3,427)	1,994,959
Net investment income (loss)		2,312,014
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,855,758
Foreign currency transactions	(2,012)
Total net realized gain (loss)		2,853,746
Change in net unrealized appreciation (depreciation) on: Investment securities	23,821,007
Assets and liabilities in foreign currencies	(36)
Total change in net unrealized appreciation (depreciation)		23,820,971
Net gain (loss)		26,674,717
Net increase (decrease) in net assets resulting from operations		$ 28,986,731

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,312,014	$ 1,153,744
Net realized gain (loss)	2,853,746	12,882,856
Change in net unrealized appreciation (depreciation)	23,820,971	1,610,953
Net increase (decrease) in net assets resulting from operations	28,986,731	15,647,553
Distributions to shareholders from net investment income	(1,582,334)	(1,181,285)
Distributions to shareholders from net realized gain	(7,794,878)	(13,503,574)
Total distributions	(9,377,212)	(14,684,859)
Share transactions Proceeds from sales of shares	351,992,638	64,860,259
Reinvestment of distributions	8,951,180	14,065,125
Cost of shares redeemed	(179,421,319)	(74,979,800)
Net increase (decrease) in net assets resulting from share transactions	181,522,499	3,945,584
Redemption fees	28,477	36,993
Total increase (decrease) in net assets	201,160,495	4,945,271

Net Assets
Beginning of period	119,674,513	114,729,242
End of period (including undistributed net investment income of $844,788 and undistributed net investment income of $335,388, respectively)	$ 320,835,008	$ 119,674,513
Other Information Shares
Sold	4,442,680	935,612
Issued in reinvestment of distributions	110,321	209,640
Redeemed	(2,302,398)	(1,100,860)
Net increase (decrease)	2,250,603	44,392

Financial Highlights

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 70.60	$ 69.50	$ 71.52	$ 51.75	$ 36.79
Income from Investment Operations
Net investment income (loss) C	.85	.82 F	.52	.45 G	.46
Net realized and unrealized gain (loss)	12.80	11.08	(.33)	19.83	14.82
Total from investment operations	13.65	11.90	.19	20.28	15.28
Distributions from net investment income	(.49)	(.87)	(.52)	(.18)	(.37)
Distributions from net realized gain	(2.46)	(9.96)	(1.72)	(.38)	-
Total distributions	(2.95)	(10.83)	(2.24)	(.56)	(.37)
Redemption fees added to paid in capital C	.01	.03	.03	.05	.05
Net asset value, end of period	$ 81.31	$ 70.60	$ 69.50	$ 71.52	$ 51.75
Total Return A, B	19.40%	18.51%	.51%	39.38%	41.73%
Ratios to Average Net Assets D, H
Expenses before reductions	.93%	1.06%	1.04%	1.08%	1.48%
Expenses net of fee waivers, if any	.93%	1.06%	1.04%	1.08%	1.48%
Expenses net of all reductions	.93%	1.06%	.99%	1.04%	1.43%
Net investment income (loss)	1.08%	1.19% F	.78%	.73% G	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 320,835	$ 119,675	$ 114,729	$ 237,144	$ 50,502
Portfolio turnover rate E	65%	90%	141%	73%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%. GAs a result in the change in the estimate of the return of capital components of dividend income realized in the year ended February 28, 2004, net investment income per share and the ratio of net investment income to average net assets for the year ended February 28, 2005 have been reduced by $.07 per share and .12%, respectively. The change in estimate has no impact on total net assets or total return of the class. HExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.
2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 60,022,192
Unrealized depreciation	(12,116,979)
Net unrealized appreciation (depreciation)	47,905,213
Undistributed ordinary income	344,980

Cost for federal income tax purposes	$ 292,632,092

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 7,777,560	$ 1,181,285
Long-term Capital Gains	1,599,652	13,503,574
Total	$ 9,377,212	$ 14,684,859

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $302,121,350 and $134,135,589, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent. For the period, the transfer agent fees were equivalent to an annual rate of .29% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,078 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $453 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $87,602.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $757 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $266 and $2,382, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $11,243.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Select Gold Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Gold	45.10%	26.28%	17.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Gold Portfolio

Management's Discussion of Fund Performance

Comments from S. Joseph Wickwire II, Portfolio Manager of Select Gold Portfolio

It was a disappointing year for U.S. equity investors, as a credit freeze and a growing awareness of the problems facing the U.S. consumer led to negative returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, reducing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, Select Gold returned 45.10%, beating the 42.95% return of the Standard & Poor's®/Citigroup BMI Global Gold Index and the modest decline of the S&P 500®. Versus the S&P®/Citigroup index, solid stock picking in the fund's core universe of gold mining stocks drove performance. Australia-based Newcrest Mining, the fund's fourth-largest holding at period end, was its top contributor. The company was successful in improving its operations, projects and financial position, and was rewarded by the market for these achievements. Also aiding our results were Canadian holding Arizona Star Resource; Buenaventura, a Peruvian silver, gold and copper mining company; and West African gold producer Randgold Resources. Arizona Star Resource - whose sole asset was bought by Barrick Gold during the period - and Buenaventura were out-of-index positions. Underweighting major index component Newmont Mining was helpful as well. In absolute terms, the fund's return was bolstered by currency movements given its considerable foreign exposure. On the negative side, the fund's investments in the precious metals and minerals group and in the diversified metals and mining segment detracted from performance, as did its cash position. Underweighting Barrick Gold, the stock with the largest weighting in the S&P/Citigroup index, detracted from performance. Although I liked the company and it was one of the fund's largest positions, I didn't think it appropriate to carry the position at its benchmark weighting of approximately 18%. Diamond exploration company and out-of-index holding Shore Gold also weighed on our results, along with IAMGOLD. All the detractors I mentioned are based in Canada.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 1,483.00	$ 7.10
HypotheticalA	$ 1,000.00	$ 1,019.14	$ 5.77
Class T
Actual	$ 1,000.00	$ 1,481.70	$ 8.64
HypotheticalA	$ 1,000.00	$ 1,017.90	$ 7.02
Class B
Actual	$ 1,000.00	$ 1,476.70	$ 11.76
HypotheticalA	$ 1,000.00	$ 1,015.37	$ 9.57
Class C
Actual	$ 1,000.00	$ 1,477.20	$ 11.64
HypotheticalA	$ 1,000.00	$ 1,015.47	$ 9.47
Gold
Actual	$ 1,000.00	$ 1,485.10	$ 5.19
HypotheticalA	$ 1,000.00	$ 1,020.69	$ 4.22
Institutional Class
Actual	$ 1,000.00	$ 1,485.10	$ 5.13
HypotheticalA	$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.15%
Class T	1.40%
Class B	1.91%
Class C	1.89%
Gold	.84%
Institutional Class	.83%

Annual Report

Investment Changes

Select Gold Portfolio

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	8.5	8.1
Barrick Gold Corp.	7.8	7.9
Newmont Mining Corp.	7.1	5.0
Newcrest Mining Ltd.	6.7	8.3
Kinross Gold Corp.	5.8	4.9
Lihir Gold Ltd.	5.8	7.3
Agnico-Eagle Mines Ltd.	4.1	4.1
Yamana Gold, Inc.	4.1	2.6
Gold Fields Ltd. sponsored ADR	3.0	6.6
Randgold Resources Ltd. sponsored ADR	3.0	3.4
	55.9
Top Industries (% of fund's net assets)
As of February 29, 2008
Gold	77.9%
Precious Metals & Minerals	8.1%
Diversified Metals & Mining	3.6%
Coal & Consumable Fuels	1.9%
Steel	1.4%
All Others*	7.1%

As of August 31, 2007
Gold	89.2%
Precious Metals & Minerals	8.1%
Diversified Metals & Mining	1.2%
Steel	0.5%
All Others*	1.0%

* Includes short-term investments and net other assets.

Annual Report

Select Gold Portfolio

Consolidated Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value
Australia - 8.4%
METALS & MINING - 8.2%
Aluminum - 0.4%
Alumina Ltd.	1,552,508	$ 9,147,074
Gold - 7.8%
Newcrest Mining Ltd.	4,726,283	164,316,537
Pan Australian Resources Ltd. (a)	8,389,000	8,093,471
Sino Gold Mining Ltd. (a)(d)	1,787,441	12,500,064
Troy Resources NL (a)(f)	2,300,000	6,076,927
		190,986,999
TOTAL METALS & MINING		200,134,073
OIL, GAS & CONSUMABLE FUELS - 0.2%
Coal & Consumable Fuels - 0.2%
Energy Resources of Australia Ltd.	200,799	3,923,057
TOTAL AUSTRALIA		204,057,130
Bermuda - 0.7%
METALS & MINING - 0.7%
Precious Metals & Minerals - 0.7%
Aquarius Platinum Ltd. (United Kingdom)	1,155,000	17,329,629
Brazil - 0.1%
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Companhia Vale do Rio Doce sponsored ADR	51,200	1,783,808
Canada - 46.3%
METALS & MINING - 46.3%
Diversified Metals & Mining - 1.4%
Anatolia Minerals Development Ltd. (a)	29,000	116,407
First Quantum Minerals Ltd.	107,600	9,985,298
FNX Mining Co., Inc. (a)	228,100	7,507,910
Ivanhoe Mines Ltd. (a)	550,500	7,177,394
Kimber Resources, Inc. (a)	16,100	14,234
Lundin Mining Corp. (a)	475,100	4,060,354
Nautilus Minerals, Inc. (a)	44,000	119,831
Thompson Creek Metals Co., Inc. (a)	305,000	6,229,866
		35,211,294
Gold - 41.8%
Agnico-Eagle Mines Ltd.	1,453,100	100,412,377
Alamos Gold, Inc. (a)	3,249,000	24,729,445
Aquiline Resources, Inc. (a)	875,500	9,484,101
Aquiline Resources, Inc. (a)(f)	1,024,600	11,099,269
Aurelian Resources, Inc. (a)	818,400	7,634,685
Aurizon Mines Ltd. (a)	547,900	2,522,216
Barrick Gold Corp.	3,637,000	189,232,661
Centerra Gold, Inc. (a)	377,200	5,642,380

	Shares	Value
Coral Gold Resources Ltd. (a)(e)	2,016,600	$ 2,869,001
Crystallex International Corp. (a)	943,000	1,964,484
Detour Gold Corp. warrants 6/21/08 (a)(f)	615,000	10,844,449
Eldorado Gold Corp. (a)	4,287,200	29,756,187
European Goldfields Ltd. (a)	197,000	1,185,143
Franco-Nevada Corp.	210,900	4,847,882
Gabriel Resources Ltd. (a)	139,200	261,694
Goldcorp, Inc.	4,825,800	208,371,775
Golden Star Resources Ltd. (a)	4,009,769	16,543,531
Great Basin Gold Ltd. (a)	1,407,900	4,649,840
Guyana Goldfields, Inc. (a)	758,000	5,546,060
High River Gold Mines Ltd. (a)	1,512,800	5,180,769
High River Gold Mines Ltd. (a)(f)	1,300,000	4,452,010
High River Gold Mines Ltd. warrants 11/8/10 (a)(f)	650,000	693,562
IAMGOLD Corp.	7,762,100	62,787,781
Jaguar Mining, Inc. (a)	147,900	1,998,953
Kinross Gold Corp. (a)	5,710,300	141,299,533
Kinross Gold Corp. warrants 9/7/11 (a)	600,000	2,560,845
Northgate Minerals Corp. (a)	681,000	2,117,636
Novagold Resources, Inc. (a)	800,000	9,064,580
Orezone Resources, Inc. Class A (a)	8,870,700	15,775,342
Peak Gold Ltd. (a)(f)	5,857,000	3,868,757
Peak Gold Ltd. warrants 4/3/12 (a)(f)	2,928,500	550,554
Red Back Mining, Inc. (a)	1,420,800	12,575,751
Red Back Mining, Inc. (a)(f)	1,033,000	9,143,265
US Gold Canadian Acquisition Corp. (a)(e)	2,501,516	8,770,114
Western Goldfields, Inc. (a)	371,200	1,369,296
Yamana Gold, Inc.	5,497,000	98,929,800
		1,018,735,728
Precious Metals & Minerals - 3.1%
B2Gold Corp.	702,500	1,613,383
Eastern Platinum Ltd. (a)	600,000	2,164,524
Etruscan Resources, Inc. (a)	923,800	2,196,730
Etruscan Resources, Inc. (a)(f)	1,549,400	3,684,362
Etruscan Resources, Inc. warrants 11/2/10 (a)(f)	774,700	393,628
Harry Winston Diamond Corp.	471,990	12,350,737
Minefinders Corp. Ltd. (a)	1,100,000	12,676,185
Pan American Silver Corp. (a)	500,000	20,000,000
Rockwell Diamonds, Inc. (a)	319,000	168,569
Shore Gold, Inc. (a)	2,860,000	12,991,413
Silver Standard Resources, Inc. (a)	206,300	7,657,857
Silvercorp Metals, Inc.	60,000	603,628
		76,501,016
TOTAL METALS & MINING		1,130,448,038
Common Stocks - continued
	Shares	Value
China - 1.9%
METALS & MINING - 1.9%
Gold - 1.9%
Zijin Mining Group Co. Ltd. (H Shares)	35,714,000	$ 47,174,585
Luxembourg - 0.3%
METALS & MINING - 0.3%
Steel - 0.3%
ArcelorMittal SA (NY Reg.) Class A	99,800	7,586,796
Papua New Guinea - 5.8%
METALS & MINING - 5.8%
Gold - 5.8%
Lihir Gold Ltd. (a)	36,363,877	140,827,682
Peru - 1.3%
METALS & MINING - 1.3%
Precious Metals & Minerals - 1.3%
Compania de Minas Buenaventura SA	350,000	26,610,500
Compania de Minas Buenaventura SA sponsored ADR	50,000	3,801,500
		30,412,000
Russia - 0.0%
METALS & MINING - 0.0%
Precious Metals & Minerals - 0.0%
Polymetal JSC GDR (Reg. S) unit (a)	39,000	347,100
South Africa - 8.8%
METALS & MINING - 8.8%
Diversified Metals & Mining - 0.2%
African Rainbow Minerals Ltd.	234,859	6,062,905
Gold - 6.2%
Anglogold Ashanti Ltd. sponsored ADR (d)	1,140,500	41,194,860
Gold Fields Ltd. sponsored ADR	5,216,300	74,019,297
Harmony Gold Mining Co. Ltd. (a)	1,549,000	18,804,860
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	1,375,000	16,692,500
		150,711,517
Precious Metals & Minerals - 2.4%
Anglo Platinum Ltd.	59,058	9,258,866
Impala Platinum Holdings Ltd.	1,179,212	48,760,416
		58,019,282
TOTAL METALS & MINING		214,793,704

	Shares	Value
United Kingdom - 4.6%
METALS & MINING - 4.6%
Diversified Metals & Mining - 1.0%
Anglo American PLC (United Kingdom)	193,300	$ 12,269,093
BHP Billiton PLC	395,900	12,664,584
		24,933,677
Gold - 3.0%
Randgold Resources Ltd. sponsored ADR	1,409,274	72,774,909
Precious Metals & Minerals - 0.6%
Hochschild Mining PLC	1,054,058	9,151,974
Lonmin PLC	76,000	4,958,381
Mwana Africa PLC (a)	2,850	2,113
		14,112,468
TOTAL METALS & MINING		111,821,054
United States of America - 12.0%
METALS & MINING - 10.3%
Aluminum - 0.3%
Alcoa, Inc.	203,500	7,557,990
Diversified Metals & Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc. Class B	129,300	13,041,198
Titanium Metals Corp.	492,838	10,162,320
		23,203,518
Gold - 8.0%
Newmont Mining Corp.	3,402,000	174,080,340
Royal Gold, Inc. (d)	610,768	19,245,300
US Gold Corp. (a)	318,400	1,117,584
US Gold Corp. warrants 2/22/11 (a)(g)	364,200	407,113
		194,850,337
Steel - 1.1%
Nucor Corp.	114,200	7,373,894
Steel Dynamics, Inc.	214,000	12,467,640
United States Steel Corp.	59,100	6,409,395
		26,250,929
TOTAL METALS & MINING		251,862,774
OIL, GAS & CONSUMABLE FUELS - 1.7%
Coal & Consumable Fuels - 1.7%
CONSOL Energy, Inc.	469,300	$ 35,657,414
Peabody Energy Corp.	99,700	5,645,014
		41,302,428
TOTAL UNITED STATES OF AMERICA		293,165,202
TOTAL COMMON STOCKS (Cost $1,511,332,409)		2,199,746,728
Commodities - 3.4%
	Troy Ounces	Value
Gold Bullion (a) (Cost $74,865,700)	84,500	$ 82,253,568
Money Market Funds - 8.4%
	Shares
Fidelity Cash Central Fund, 3.24% (b)	154,989,471	154,989,471
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	51,019,275	51,019,275
TOTAL MONEY MARKET FUNDS (Cost $206,008,746)		206,008,746
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,792,206,855)		2,488,009,042
NET OTHER ASSETS - (2.0)%		(48,063,629)
NET ASSETS - 100%		$ 2,439,945,413
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,806,783 or 1.9% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $407,113 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 179,112
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,483,468
Fidelity Securities Lending Cash Central Fund	305,527
Total	$ 4,788,995
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arizona Star Resource Corp.	$ 43,863,024	$ -	$ 68,049,545	$ -	$ -
Central Asia Gold Ltd.	5,874,969	-	6,765,535	-	-
Coral Gold Resources Ltd.	2,034,618	-	-	-	2,869,001
IAMGOLD Corp.	83,536,403	37,756,426	52,681,280	396,893	-
Meridian Gold, Inc.	141,535,462	11,114,622	175,519,189	-	-
Minefinders Corp. Ltd.	33,742,038	-	22,728,120	-	-
Orezone Resources, Inc. Class A	18,041,127	-	2,037,688	-	-
Tone Resources Ltd.	2,366,021	-	2,654,193	-	-
US Gold Canadian Acquisition Corp.	-	12,695,730	-	-	8,770,114
White Knight Resources Ltd.	6,087,418	-	7,050,424	-	-
Total	$ 337,081,080	$ 61,566,778	$ 337,485,974	$ 396,893	$ 11,639,115
Consolidated Subsidiary
Fidelity Select Gold Cayman Ltd.	$ -	$ 74,865,700	$ -	$ -	$ 82,233,978

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Gold Portfolio

Financial Statements

Consolidated Statement of Assets and Liabilities

	February 29, 2008

Assets
Investments, at value (including securities loaned of $48,929,231) - See accompanying schedule: Unaffiliated issuers (cost $1,496,489,449)	$ 2,188,107,613
Fidelity Central Funds (cost $206,008,746)	206,008,746
Other affiliated issuers (cost $14,842,960)	11,639,115
Commodities (cost $74,865,700)	82,253,568
Total Investments (cost $1,792,206,855)		$ 2,488,009,042
Receivable for fund shares sold		28,409,170
Dividends receivable		715,366
Distributions receivable from Fidelity Central Funds		330,523
Prepaid expenses		4,242
Receivable from investment advisor for expense reductions		16,771
Other receivables		53,844
Total assets		2,517,538,958

Liabilities
Payable for investments purchased	$ 19,222,702
Payable for fund shares redeemed	5,738,698
Accrued management fee	1,032,070
Distribution fees payable	20,939
Other affiliated payables	439,944
Other payables and accrued expenses	119,917
Collateral on securities loaned, at value	51,019,275
Total liabilities		77,593,545

Net Assets		$ 2,439,945,413
Net Assets consist of:
Paid in capital		$ 1,772,662,139
Accumulated net investment loss		(3,177)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,479,034)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		695,765,485
Net Assets		$ 2,439,945,413

Consolidated Statement of Assets and Liabilities

February 29, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,619,567 ÷ 576,364 shares)	$ 46.19

Maximum offering price per share (100/94.25 of $46.19)	$ 49.01
Class T: Net Asset Value and redemption price per share ($11,333,898 ÷ 245,487 shares)	$ 46.17

Maximum offering price per share (100/96.50 of $46.17)	$ 47.84
Class B: Net Asset Value and offering price per share ($6,868,917 ÷ 149,423 shares)A	$ 45.97

Class C: Net Asset Value and offering price per share ($10,835,362 ÷ 236,341 shares)A	$ 45.85

Gold: Net Asset Value, offering price and redemption price per share ($2,381,113,720 ÷ 51,352,073 shares)	$ 46.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,173,949 ÷ 68,487 shares)	$ 46.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Gold Portfolio
Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends (including $396,893 earned from other affiliated issuers)		$ 7,214,916
Interest		36,516
Income from Fidelity Central Funds		4,788,995
Total income		12,040,427

Expenses
Management fee	$ 8,843,447
Transfer agent fees	3,480,684
Distribution fees	84,461
Accounting and security lending fees	523,529
Custodian fees and expenses	210,565
Independent trustees' compensation	6,241
Registration fees	150,943
Audit	44,995
Legal	83,632
Miscellaneous	77,106
Total expenses before reductions	13,505,603
Expense reductions	(602,121)	12,903,482
Net investment income (loss)		(863,055)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	90,039,584
Other affiliated issuers	97,820,563
Foreign currency transactions	1,653,116
Total net realized gain (loss)		189,513,263
Change in net unrealized appreciation (depreciation) on: Investments	426,676,495
Assets and liabilities in foreign currencies	3,916
Total change in net unrealized appreciation (depreciation)		426,680,411
Net gain (loss)		616,193,674
Net increase (decrease) in net assets resulting from operations		$ 615,330,619

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (863,055)	$ 9,095,705
Net realized gain (loss)	189,513,263	107,242,792
Change in net unrealized appreciation (depreciation)	426,680,411	60,139,115
Net increase (decrease) in net assets resulting from operations	615,330,619	176,477,612
Distributions to shareholders from net investment income	(7,077,865)	(754,152)
Distributions to shareholders from net realized gain	(201,157,130)	(195,955,908)
Total distributions	(208,234,995)	(196,710,060)
Share transactions - net increase (decrease)	554,230,717	170,798,657
Redemption fees	544,215	1,843,164
Total increase (decrease) in net assets	961,870,556	152,409,373

Net Assets
Beginning of period	1,478,074,857	1,325,665,484
End of period (including accumulated net investment loss of $3,177 and undistributed net investment income of $9,093,033, respectively)	$ 2,439,945,413	$ 1,478,074,857

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.15)	(.01)
Net realized and unrealized gain (loss)	15.00	(.07) H
Total from investment operations	14.85	(.08)
Distributions from net investment income	(.19)	-
Distributions from net realized gain	(5.01)	-
Total distributions	(5.20)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 46.19	$ 36.53
Total Return B, C, D	44.59%	(.19)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.17%	1.13% A
Expenses net of fee waivers, if any	1.17%	1.13% A
Expenses net of all reductions	1.13%	1.10% A
Net investment income (loss)	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,620	$ 1,857
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.25)	(.03)
Net realized and unrealized gain (loss)	15.05	(.09) H
Total from investment operations	14.80	(.12)
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(4.97)	-
Total distributions	(5.13)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 46.17	$ 36.49
Total Return B, C, D	44.45%	(.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.42%	1.46% A
Expenses net of fee waivers, if any	1.42%	1.46% A
Expenses net of all reductions	1.39%	1.43% A
Net investment income (loss)	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,334	$ 1,093
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.45)	(.07)
Net realized and unrealized gain (loss)	14.95	(.08) H
Total from investment operations	14.50	(.15)
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(4.84)	-
Total distributions	(5.00)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 45.97	$ 36.46
Total Return B, C, D	43.53%	(.38)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.93%	1.96% A
Expenses net of fee waivers, if any	1.93%	1.96% A
Expenses net of all reductions	1.90%	1.93% A
Net investment income (loss)	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,869	$ 902
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.45)	(.07)
Net realized and unrealized gain (loss)	14.91	(.10) H
Total from investment operations	14.46	(.17)
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(4.89)	-
Total distributions	(5.06)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 45.85	$ 36.44
Total Return B, C, D	43.49%	(.44)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.92%	2.02% A
Expenses net of fee waivers, if any	1.92%	2.02% A
Expenses net of all reductions	1.89%	1.99% A
Net investment income (loss)	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,835	$ 437
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Gold

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.54	$ 35.91	$ 27.46	$ 27.21	$ 22.73
Income from Investment Operations
Net investment income (loss) C	(.02)	.22 F	.04	.02 G	(.01)
Net realized and unrealized gain (loss)	15.05	5.49	12.21	.18	5.85
Total from investment operations	15.03	5.71	12.25	.20	5.84
Distributions from net investment income	(.18)	(.02)	(.02)	-	(1.42)
Distributions from net realized gain	(5.03)	(5.10)	(3.84)	-	-
Total distributions	(5.21)	(5.12)	(3.86)	-	(1.42)
Redemption fees added to paid in capital C	.01	.04	.06	.05	.06
Net asset value, end of period	$ 46.37	$ 36.54	$ 35.91	$ 27.46	$ 27.21
Total Return A, B	45.10%	16.19%	48.84%	.92%	26.79%
Ratios to Average Net Assets D, H
Expenses before reductions	.85%	.90%	.97%	1.00%	1.12%
Expenses net of fee waivers, if any	.85%	.90%	.97%	1.00%	1.12%
Expenses net of all reductions	.81%	.87%	.82%	.89%	1.04%
Net investment income (loss)	(.05)%	.62% F	.13%	.07% G	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,381,114	$ 1,473,400	$ 1,325,665	$ 705,216	$ 735,744
Portfolio turnover rate E	55%	85%	108%	79%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. GInvestment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.01)	.01
Net realized and unrealized gain (loss)	15.03	(.08) G
Total from investment operations	15.02	(.07)
Distributions from net investment income	(.19)	-
Distributions from net realized gain	(5.04)	-
Total distributions	(5.23)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 46.34	$ 36.54
Total Return B, C	45.10%	(.16)%
Ratios to Average Net Assets E, I
Expenses before reductions	.83%	.94% A
Expenses net of fee waivers, if any	.83%	.94% A
Expenses net of all reductions	.79%	.91% A
Net investment income (loss)	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,174	$ 385
Portfolio turnover rate F	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Consolidated Financial Statements

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investment in Subsidiary.

The Fund may invest in certain precious metals through its investment in Fidelity Select Gold Cayman Ltd., a wholly-owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodities and securities, consistent with the investment objective of the fund. As of February 29, 2008, the Fund held $82,233,978 in the Subsidiary, representing 3.4% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 681,289,657
Unrealized depreciation	(36,971,788)
Net unrealized appreciation (depreciation)	644,317,869
Undistributed long-term capital gain	9,018,404

Cost for federal income tax purposes	$ 1,843,691,173

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 81,662,441	$ 72,402,616
Long-term Capital Gains	126,572,554	124,307,444
Total	$ 208,234,995	$ 196,710,060

Annual Report

4. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

5. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of investments, other than short-term investments, aggregated $1,165,131,181 and $832,255,722, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at an annual rate of .30% of its net assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period FMR reimbursed the Fund $24,300.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 17,836	$ 936
Class T	.25%	.25%	15,486	570
Class B	.75%	.25%	23,737	18,077
Class C	.75%	.25%	27,402	14,204
			$ 84,461	$ 33,787

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45,888
Class T	8,502
Class B*	2,182
Class C*	3,616
$ 60,188

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the sub-transfer agent for all Fund shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 20,029.28
Class T	8,862.29
Class B	6,928.29
Class C	7,528.28
Gold	3,434,145.22
Institutional Class	3,192.20
	$ 3,480,684

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,784 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,655 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $305,527.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $475,444 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $33,396. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Gold	$ 27,814

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,304.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2008	Year ended Febaruary 28, 2007
From net investment income
Class A	$ 13,831	$ -
Class T	6,353	-
Class B	4,260	-
Class C	3,734	-
Gold	7,042,946	754,152
Institutional Class	6,741	-
Total	$ 7,077,865	$ 754,152
From net realized gain
Class A	$ 955,695	$ -
Class T	425,795	-
Class B	289,226	-
Class C	343,986	-
Gold	198,940,407	195,955,908
Institutional Class	202,021	-
Total	$ 201,157,130	$ 195,955,908

Annual Report

Notes to Consolidated Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2008	Year ended February 28, 2007 A	Year ended February 29, 2008	Year ended February 28, 2007 A
Class A
Shares sold	567,655	52,274	$ 23,751,338	$ 1,914,223
Reinvestment of distributions	25,125	-	945,727	-
Shares redeemed	(67,262)	(1,428)	(2,616,226)	(52,108)
Net increase (decrease)	525,518	50,846	$ 22,080,839	$ 1,862,115
Class T
Shares sold	245,988	29,954	$ 10,279,473	$ 1,097,866
Reinvestment of distributions	11,403	-	428,815	-
Shares redeemed	(41,858)	-	(1,666,054)	-
Net increase (decrease)	215,533	29,954	$ 9,042,234	$ 1,097,866
Class B
Shares sold	138,954	24,802	$ 5,690,539	$ 903,324
Reinvestment of distributions	7,385	-	276,855	-
Shares redeemed	(21,658)	(60)	(874,114)	(2,269)
Net increase (decrease)	124,681	24,742	$ 5,093,280	$ 901,055
Class C
Shares sold	253,353	12,002	$ 10,551,196	$ 438,523
Reinvestment of distributions	8,652	-	324,140	-
Shares redeemed	(37,666)	-	(1,511,191)	-
Net increase (decrease)	224,339	12,002	$ 9,364,145	$ 438,523
Gold
Shares sold	30,095,254	37,990,378	$ 1,246,042,833	$ 1,364,967,296
Reinvestment of distributions	5,273,633	5,102,742	197,489,804	188,386,905
Shares redeemed	(24,338,085)	(39,683,634)	(937,121,869)	(1,387,242,690)
Net increase (decrease)	11,030,802	3,409,486	$ 506,410,768	$ 166,111,511
Institutional Class
Shares sold	128,523	11,934	$ 5,080,204	$ 438,322
Reinvestment of distributions	4,588	-	171,536	-
Shares redeemed	(75,163)	(1,395)	(3,012,289)	(50,735)
Net increase (decrease)	57,948	10,539	$ 2,239,451	$ 387,587

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Select Materials Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Materials A	17.10%	24.17%	11.28%

A Prior to October 1, 2006, Materials operated under certain different investment policies. The historical performance for this fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Materials Portfolio

Management's Discussion of Fund Performance

Comments from Tobias Welo, who became Portfolio Manager of Select Materials Portfolio on January 9, 2008

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the year ending February 29, 2008, the fund was up 17.10%, outpacing the S&P 500® and the 14.89% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index. Strong industry selection played a key role in the fund's outperformance of its MSCI benchmark. For example, underweightings in weak-performing industries such as construction materials, paper products and paper packaging aided results, as did solid stock picking within the first two areas. In addition, good stock selection and an underweighting in the lagging diversified chemicals group helped. Given the fund's exposure to foreign stocks, currency fluctuations further enhanced the fund's return. Among individual holdings, an out-of-benchmark position in Rio Tinto was the top contributor. A diversified metals and mining company, Rio Tinto was boosted by strong metals prices and multiple takeover offers from Australian mining concern BHP Billiton. Also boosting performance was out-of-index holding Agrium, a Canadian fertilizer company that benefited from strong demand for crops and favorable market reaction to its purchase of UAP Holding, an agricultural products distributor. Not owning lagging paper-related names in the index, such as Canadian pulp and paper producer Domtar, aided results as well. Among detractors, the fund's slight underweighting in fertilizers and agricultural chemicals hurt, including an underweighting in fertilizer company CF Industries. In addition, the fund's overweighting in Titanium Metals disappointed, as the firm struggled through sluggish earnings announcements and construction delays among its end-users. Certain stock picks within the specialty and commodity chemicals areas also detracted, as did the fund's overall positioning in the steel industry over the course of the period. Some of the stocks I've mentioned in this review were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 1,065.30	$ 6.11
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 5.97
Class T
Actual	$ 1,000.00	$ 1,063.90	$ 7.44
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.27
Class B
Actual	$ 1,000.00	$ 1,061.40	$ 9.94
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 1,061.40	$ 9.94
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Materials
Actual	$ 1,000.00	$ 1,067.00	$ 4.52
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.42
Institutional Class
Actual	$ 1,000.00	$ 1,066.70	$ 4.62
HypotheticalA	$ 1,000.00	$ 1,020.39	$ 4.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.19%
Class T	1.45%
Class B	1.94%
Class C	1.94%
Materials	.88%
Institutional Class	.90%

Annual Report

Select Materials Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	10.7	7.2
Freeport-McMoRan Copper & Gold, Inc. Class B	7.4	4.8
Alcoa, Inc.	5.6	4.3
E.I. du Pont de Nemours & Co.	5.3	8.3
Praxair, Inc.	4.8	3.9
Nucor Corp.	3.9	2.8
Newmont Mining Corp.	3.6	1.6
The Mosaic Co.	3.4	1.7
Dow Chemical Co.	3.2	4.7
Weyerhaeuser Co.	2.5	2.1
	50.4
Top Industries (% of fund's net assets)
As of February 29, 2008
Chemicals	52.0%
Metals & Mining	32.6%
Containers & Packaging	6.9%
Paper & Forest Products	3.6%
Oil, Gas & Consumable Fuels	1.3%
All Others*	3.6%

As of August 31, 2007
Chemicals	53.8%
Metals & Mining	28.0%
Paper & Forest Products	5.2%
Containers & Packaging	4.4%
Industrial Conglomerates	3.0%
All Others*	5.6%

* Includes short-term investments and net other assets.

Annual Report

Select Materials Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CHEMICALS - 52.0%
Commodity Chemicals - 3.4%
Celanese Corp. Class A	250,500	$ 9,744,450
Spartech Corp.	156,220	2,213,637
Tronox, Inc. Class A	250,900	1,121,523
		13,079,610
Diversified Chemicals - 14.5%
Dow Chemical Co.	325,300	12,260,557
E.I. du Pont de Nemours & Co.	446,200	20,712,604
FMC Corp.	97,600	5,525,136
Hercules, Inc.	264,695	4,849,212
Huntsman Corp.	108,300	2,613,279
Olin Corp.	99,929	1,920,635
PPG Industries, Inc.	136,900	8,485,062
		56,366,485
Fertilizers & Agricultural Chemicals - 14.7%
Monsanto Co.	359,844	41,626,754
Potash Corp. of Saskatchewan, Inc.	14,400	2,288,160
The Mosaic Co. (a)	118,638	13,204,409
		57,119,323
Industrial Gases - 6.6%
Air Products & Chemicals, Inc.	39,500	3,607,535
Airgas, Inc.	69,600	3,381,864
Praxair, Inc.	231,800	18,608,904
		25,598,303
Specialty Chemicals - 12.8%
Albemarle Corp.	142,752	5,416,011
Cytec Industries, Inc.	56,100	3,213,408
Ecolab, Inc.	159,000	7,439,610
H.B. Fuller Co.	113,508	2,582,307
Innospec, Inc.	214,262	4,015,270
Minerals Technologies, Inc.	40,980	2,470,274
Nalco Holding Co.	285,918	6,175,829
OMNOVA Solutions, Inc. (a)	615,568	2,400,715
Rockwood Holdings, Inc. (a)	152,700	4,686,363
Rohm & Haas Co. (d)	120,350	6,451,964
Valspar Corp.	110,200	2,390,238
W.R. Grace & Co. (a)	103,100	2,188,813
		49,430,802
TOTAL CHEMICALS		201,594,523
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
Polaris Minerals Corp. (a)	38,700	377,149
Polaris Minerals Corp. (a)(e)	151,600	1,477,409
		1,854,558

	Shares	Value
CONTAINERS & PACKAGING - 6.9%
Metal & Glass Containers - 5.0%
Ball Corp.	88,979	$ 3,923,974
Crown Holdings, Inc. (a)	208,600	5,196,226
Greif, Inc. Class A	42,700	2,792,153
Owens-Illinois, Inc. (a)	131,200	7,406,240
		19,318,593
Paper Packaging - 1.9%
Packaging Corp. of America	67,500	1,538,325
Smurfit-Stone Container Corp. (a)	385,500	3,064,725
Temple-Inland, Inc.	207,500	2,848,975
		7,452,025
TOTAL CONTAINERS & PACKAGING		26,770,618
MACHINERY - 0.5%
Industrial Machinery - 0.5%
ITT Corp.	37,400	2,103,376
METALS & MINING - 32.6%
Aluminum - 5.6%
Alcoa, Inc.	579,400	21,518,916
Diversified Metals & Mining - 9.2%
Compass Minerals International, Inc.	20,100	1,144,092
Freeport-McMoRan Copper & Gold, Inc. Class B	283,428	28,586,548
Rio Tinto PLC sponsored ADR	4,400	1,999,580
Titanium Metals Corp. (d)	181,800	3,748,716
		35,478,936
Gold - 5.8%
Goldcorp, Inc.	116,100	5,013,047
Lihir Gold Ltd. (a)	632,145	2,448,130
Newmont Mining Corp.	275,400	14,092,218
Royal Gold, Inc. (d)	32,300	1,017,773
		22,571,168
Precious Metals & Minerals - 0.7%
Impala Platinum Holdings Ltd.	43,700	1,806,995
Pan American Silver Corp. (a)	22,800	912,000
		2,718,995
Steel - 11.3%
ArcelorMittal SA (NY Reg.) Class A	54,000	4,105,080
Carpenter Technology Corp.	67,000	4,209,610
Nucor Corp.	232,000	14,980,240
Reliance Steel & Aluminum Co.	79,100	4,386,886
Steel Dynamics, Inc.	116,600	6,793,116
United States Steel Corp.	87,400	9,478,530
		43,953,462
TOTAL METALS & MINING		126,241,477
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 1.3%
Coal & Consumable Fuels - 1.3%
Alpha Natural Resources, Inc. (a)	47,200	$ 1,913,488
Peabody Energy Corp.	53,800	3,046,156
		4,959,644
PAPER & FOREST PRODUCTS - 3.6%
Forest Products - 2.7%
Louisiana-Pacific Corp.	57,500	625,600
Weyerhaeuser Co.	161,700	9,896,040
		10,521,640
Paper Products - 0.9%
Glatfelter	164,656	2,168,520
Wausau-Mosinee Paper Corp.	144,877	1,135,836
		3,304,356
TOTAL PAPER & FOREST PRODUCTS		13,825,996
TOTAL COMMON STOCKS (Cost $323,637,947)		377,350,192
Money Market Funds - 4.5%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	8,391,028	$ 8,391,028
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	8,915,050	8,915,050
TOTAL MONEY MARKET FUNDS (Cost $17,306,078)		17,306,078
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $340,944,025)	394,656,270
NET OTHER ASSETS - (1.9)%	(7,362,526)
NET ASSETS - 100%	$ 387,293,744
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,477,409 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 808,183
Fidelity Securities Lending Cash Central Fund	107,174
Total	$ 915,357

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $7,959,182) - See accompanying schedule: Unaffiliated issuers (cost $323,637,947)	$ 377,350,192
Fidelity Central Funds (cost $17,306,078)	17,306,078
Total Investments (cost $340,944,025)		$ 394,656,270
Receivable for fund shares sold		2,356,858
Dividends receivable		444,913
Distributions receivable from Fidelity Central Funds		24,558
Prepaid expenses		1,024
Other receivables		4,129
Total assets		397,487,752

Liabilities
Payable for investments purchased	$ 246,439
Payable for fund shares redeemed	711,324
Accrued management fee	172,900
Distribution fees payable	15,068
Other affiliated payables	90,706
Other payables and accrued expenses	42,521
Collateral on securities loaned, at value	8,915,050
Total liabilities		10,194,008

Net Assets		$ 387,293,744
Net Assets consist of:
Paid in capital		$ 330,122,002
Undistributed net investment income		1,848,037
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,611,755
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,711,950
Net Assets		$ 387,293,744

Statement of Assets and Liabilities - continued

February 29, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,522,308 ÷ 219,684 shares)	$ 57.00

Maximum offering price per share (100/94.25 of $57.00)	$ 60.48
Class T: Net Asset Value and redemption price per share ($6,850,433 ÷ 120,611 shares)	$ 56.80

Maximum offering price per share (100/96.50 of $56.80)	$ 58.86
Class B: Net Asset Value and offering price per share ($4,172,782 ÷ 73,741 shares)A	$ 56.59

Class C: Net Asset Value and offering price per share ($8,743,495 ÷ 154,753 shares)A	$ 56.50

Materials: Net Asset Value, offering price and redemption price per share ($353,184,657 ÷ 6,194,927 shares)	$ 57.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,820,069 ÷ 31,931 shares)	$ 57.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Materials Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 6,345,845
Interest		1,926
Income from Fidelity Central Funds		915,357
Total income		7,263,128

Expenses
Management fee	$ 1,996,306
Transfer agent fees	904,639
Distribution fees	106,827
Accounting and security lending fees	141,588
Custodian fees and expenses	15,698
Independent trustees' compensation	1,257
Registration fees	123,862
Audit	40,881
Legal	1,692
Interest	10,195
Miscellaneous	18,085
Total expenses before reductions	3,361,030
Expense reductions	(51,841)	3,309,189
Net investment income (loss)		3,953,939
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,067,113
Foreign currency transactions	10,689
Total net realized gain (loss)		16,077,802
Change in net unrealized appreciation (depreciation) on: Investment securities	23,233,296
Assets and liabilities in foreign currencies	(582)
Total change in net unrealized appreciation (depreciation)		23,232,714
Net gain (loss)		39,310,516
Net increase (decrease) in net assets resulting from operations		$ 43,264,455

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,953,939	$ 1,709,789
Net realized gain (loss)	16,077,802	18,867,189
Change in net unrealized appreciation (depreciation)	23,232,714	2,128,067
Net increase (decrease) in net assets resulting from operations	43,264,455	22,705,045
Distributions to shareholders from net investment income	(2,382,687)	(1,721,356)
Distributions to shareholders from net realized gain	(14,617,568)	(17,315,347)
Total distributions	(17,000,255)	(19,036,703)
Share transactions - net increase (decrease)	127,763,307	59,771,650
Redemption fees	66,997	236,747
Total increase (decrease) in net assets	154,094,504	63,676,739

Net Assets
Beginning of period	233,199,240	169,522,501
End of period (including undistributed net investment income of $1,848,037 and undistributed net investment income of $276,784, respectively)	$ 387,293,744	$ 233,199,240

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.46	.17
Net realized and unrealized gain (loss)	8.05	3.93
Total from investment operations	8.51	4.10
Distributions from net investment income	(.32)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.53)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 57.00	$ 51.01
Total Return B, C, D	16.79%	8.76%
Ratios to Average Net Assets F, I
Expenses before reductions	1.21%	1.50% A
Expenses net of fee waivers, if any	1.21%	1.40% A
Expenses net of all reductions	1.21%	1.38% A
Net investment income (loss)	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,522	$ 1,018
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.32	.11
Net realized and unrealized gain (loss)	8.00	3.87
Total from investment operations	8.32	3.98
Distributions from net investment income	(.21)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.42)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 56.80	$ 50.89
Total Return B, C, D	16.45%	8.51%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	1.80% A
Expenses net of fee waivers, if any	1.46%	1.65% A
Expenses net of all reductions	1.46%	1.62% A
Net investment income (loss)	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,850	$ 707
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.04	.06
Net realized and unrealized gain (loss)	7.98	3.84
Total from investment operations	8.02	3.90
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.25)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 56.59	$ 50.81
Total Return B, C, D	15.89%	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	2.26% A
Expenses net of fee waivers, if any	1.97%	2.15% A
Expenses net of all reductions	1.96%	2.12% A
Net investment income (loss)	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,173	$ 662
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.04	.09
Net realized and unrealized gain (loss)	7.97	3.81
Total from investment operations	8.01	3.90
Distributions from net investment income	(.12)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.33)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 56.50	$ 50.81
Total Return B, C, D	15.87%	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	1.96%	2.31% A
Expenses net of fee waivers, if any	1.96%	2.15% A
Expenses net of all reductions	1.96%	2.13% A
Net investment income (loss)	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,743	$ 547
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Materials

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.92	$ 46.35	$ 40.78	$ 35.99	$ 23.83
Income from Investment Operations
Net investment income (loss) C	.64	.42	.32	.15	.13 F
Net realized and unrealized gain (loss)	8.01	9.36	6.40	5.47	12.07
Total from investment operations	8.65	9.78	6.72	5.62	12.20
Distributions from net investment income	(.36)	(.48)	(.25)	(.12)	(.12)
Distributions from net realized gain	(2.21)	(4.79)	(.93)	(.74)	-
Total distributions	(2.57)	(5.27)	(1.18)	(.86)	(.12)
Redemption fees added to paid in capital C	.01	.06	.03	.03	.08
Net asset value, end of period	$ 57.01	$ 50.92	$ 46.35	$ 40.78	$ 35.99
Total Return A, B	17.10%	22.29%	17.01%	16.09%	51.73%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	1.01%	1.05%	1.06%	1.31%
Expenses net of fee waivers, if any	.90%	.98%	1.05%	1.06%	1.31%
Expenses net of all reductions	.89%	.96%	1.01%	1.02%	1.17%
Net investment income (loss)	1.14%	.87%	.78%	.42%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 353,185	$ 230,147	$ 169,523	$ 144,442	$ 135,131
Portfolio turnover rate E	77%	185%	124%	89%	175%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.07 per share. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.64	.08
Net realized and unrealized gain (loss)	8.00	3.92
Total from investment operations	8.64	4.00
Distributions from net investment income	(.36)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.56)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 57.00	$ 50.91
Total Return B, C	17.08%	8.55%
Ratios to Average Net Assets E, H
Expenses before reductions	.89%	1.06% A
Expenses net of fee waivers, if any	.89%	1.06% A
Expenses net of all reductions	.89%	1.04% A
Net investment income (loss)	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,820	$ 119
Portfolio turnover rate F	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 67,533,814
Unrealized depreciation	(17,166,142)
Net unrealized appreciation (depreciation)	50,367,672

Cost for federal income tax purposes	$ 344,288,598

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 7,456,139	$ 4,275,377
Long-term Capital Gains	9,544,116	14,761,326
Total	$ 17,000,255	$ 19,036,703

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $380,491,263 and $262,508,222, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 16,083	$ 2,093
Class T	.25%	.25%	20,380	588
Class B	.75%	.25%	26,889	20,448
Class C	.75%	.25%	43,475	26,842
			$ 106,827	$ 49,971

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 37,085
Class T	10,621
Class B*	2,770
Class C*	2,046
$ 52,522

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the sub-transfer agent for Materials shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 19,154.30
Class T	12,304.30
Class B	8,106.30
Class C	12,868.30
Materials	848,933.25
Institutional Class	3,274.24
	$ 904,639

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,847 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,843,800	4.68%	$ 10,195

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $743 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $107,174.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,824 for the period In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Materials	$ 2,634

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $14,935.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2008	Year ended February 28, 2007
From net investment income
Class A	$ 49,508	$ -
Class T	17,252	-
Class B	2,017	-
Class C	11,702	-
Materials	2,291,825	1,721,356
Institutional Class	10,383	-
Total	$ 2,382,687	$ 1,721,356
From net realized gain
Class A	$ 297,274	$ -
Class T	171,986	-
Class B	120,699	-
Class C	203,194	-
Materials	13,774,394	17,315,347
Institutional Class	50,021	-
Total	$ 14,617,568	$ 17,315,347

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29 2008	Year ended February 28 2007 A	Year ended February 29 2008	Year ended February 28 2007 A
Class A
Shares sold	264,311	19,960	$ 14,817,528	$ 1,010,235
Reinvestment of distributions	5,853	-	336,777	-
Shares redeemed	(70,440)	-	(3,880,036)	-
Net increase (decrease)	199,724	19,960	$ 11,274,269	$ 1,010,235
Class T
Shares sold	146,420	13,890	$ 8,122,926	$ 703,837
Reinvestment of distributions	2,954	-	169,021	-
Shares redeemed	(42,653)	-	(2,369,950)	-
Net increase (decrease)	106,721	13,890	$ 5,921,997	$ 703,837
Class B
Shares sold	83,153	13,022	$ 4,611,263	$ 643,438
Reinvestment of distributions	2,052	-	116,729	-
Shares redeemed	(24,486)	-	(1,341,792)	-
Net increase (decrease)	60,719	13,022	$ 3,386,200	$ 643,438
Class C
Shares sold	171,703	10,758	$ 9,620,121	$ 546,127
Reinvestment of distributions	3,133	-	178,976	-
Shares redeemed	(30,841)	-	(1,682,683)	-
Net increase (decrease)	143,995	10,758	$ 8,116,414	$ 546,127
Materials
Shares sold	7,472,335	6,290,426	$ 416,206,078	$ 311,961,345
Reinvestment of distributions	270,946	378,787	15,331,841	18,026,752
Shares redeemed	(6,067,742)	(5,806,915)	(334,236,130)	(273,224,056)
Net increase (decrease)	1,675,539	862,298	$ 97,301,789	$ 56,764,041
Institutional Class
Shares sold	88,023	4,445	$ 5,168,897	$ 210,000
Reinvestment of distributions	963	-	55,576	-
Shares redeemed	(59,388)	(2,112)	(3,461,835)	(106,028)
Net increase (decrease)	29,598	2,333	$ 1,762,638	$ 103,972

A Share transactions for Class A, Class T, Class B and Institutional Class are for the period December 12,2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Select Paper and Forest Products Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products Portfolio	-16.45%	4.75%	3.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Paper and Forest Products Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Paper and Forest Products Portfolio

Management's Discussion of Fund Performance

Comments from Justin Bennett, Portfolio Manager of Select Paper and Forest Products Portfolio during the period covered by this report

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund returned -16.45%, trailing the 14.89% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index. Additionally, the fund lagged the S&P 500®. Versus the broader MSCI index, the fund suffered because its three primary areas of emphasis - paper products, paper packaging and forest products, where we had significant overweightings - all registered sizable losses, in contrast to a number of strong-performing index groups outside of my investment universe, such as fertilizers and agricultural chemicals, precious metals and industrial metals. Corrugated packaging and building products maker Temple-Inland was our biggest detractor. The extreme weakness in residential construction put a significant dent in the company's overall results and cut its stock price roughly in half. Our results also were hurt by Smurfit-Stone Container, which makes containerboard, as well as by forest products producer Weyerhaeuser. Lastly, not owning two strong-performing index components, mining company Freeport-McMoRan Copper & Gold and agricultural products producer Monsanto, detracted. Conversely, the fund derived considerable benefit from stock selection in paper products and forest products. Not owning some of the weak-performing index groups - diversified chemicals, construction materials and specialty chemicals - also helped. Forestar Real Estate Group, an out-of-index holding, was a key contributor. The stock had become undervalued after the company was spun off from Temple-Inland. Taiwan-based paper pulp producer Chung Hwa Pulp was another contributor, as was Lee & Man Paper Manufacturing, a Hong Kong producer of cardboard for boxes. Not owning some large index components that performed poorly - notably Dow Chemical - was helpful as well.

Note to shareholders: John Sheehy will become Co-Manager of Select Paper and Forest Products Portfolio on March 3, 2008, and sole Portfolio Manager on May 1, 2008.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Paper and Forest Products Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Actual	$ 1,000.00	$ 861.10	$ 5.69
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,018.75	$ 6.17

* Expenses are equal to the Fund's annualized expense ratio of 1.23%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Select Paper and Forest Products Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Weyerhaeuser Co.	10.3	9.7
Temple-Inland, Inc.	8.2	10.3
Domtar Corp.	7.5	3.6
Smurfit-Stone Container Corp.	7.0	5.6
Forestar Real Estate Group, Inc.	5.9	0.0
Potlatch Corp.	4.9	4.2
Glatfelter	4.8	2.6
Sealed Air Corp.	4.8	4.8
Schweitzer-Mauduit International, Inc.	4.1	2.2
Wausau-Mosinee Paper Corp.	3.3	1.4
	60.8
Top Industries (% of fund's net assets)
As of February 29, 2008
Paper & Forest Products	47.0%
Containers & Packaging	30.2%
Real Estate Management & Development	6.9%
Real Estate Investment Trusts	6.1%
Machinery	2.0%
All Others*	7.8%

As of August 31, 2007
Paper & Forest Products	54.2%
Containers & Packaging	29.7%
Real Estate Investment Trusts	11.9%
Machinery	1.5%
Trading Companies & Distributors	1.2%
All Others*	1.5%

* Includes short-term investments and net other assets.

Annual Report

Select Paper and Forest Products Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value
CONTAINERS & PACKAGING - 30.2%
Metal & Glass Containers - 2.2%
Greif, Inc. Class A	4,900	$ 320,411
Silgan Holdings, Inc.	1,500	70,110
		390,521
Paper Packaging - 28.0%
Bemis Co., Inc.	14,900	369,818
Cascades, Inc.	37,000	312,830
Graphic Packaging Corp. (a)	11,100	34,188
Kazakhstan Kagazy PLC GDR (a)(e)	5,000	22,500
Packaging Corp. of America	8,300	189,157
Rock-Tenn Co. Class A	7,000	187,810
Sealed Air Corp.	35,750	865,508
Smurfit-Stone Container Corp. (a)	160,270	1,274,147
Sonoco Products Co.	12,100	340,857
Temple-Inland, Inc.	107,400	1,474,602
		5,071,417
TOTAL CONTAINERS & PACKAGING		5,461,938
FOOD PRODUCTS - 1.1%
Agricultural Products - 1.1%
BrasilAgro - Compania Brasileira de Propriedades Agricolas (a)	29,000	193,356
HOUSEHOLD PRODUCTS - 0.0%
Household Products - 0.0%
Kimberly-Clark Corp.	100	6,518
MACHINERY - 2.0%
Industrial Machinery - 2.0%
Albany International Corp. Class A	1,300	44,629
Kadant, Inc. (a)	7,600	190,760
Xerium Technologies, Inc.	25,900	129,759
		365,148
PAPER & FOREST PRODUCTS - 47.0%
Forest Products - 19.2%
Canfor Corp. (a)	12,100	98,369
Deltic Timber Corp.	3,000	142,620
Gunns Ltd.	87,728	264,549
International Forest Products Ltd. (Interfor) Class A (sub. vtg.) (a)	19,300	98,064
Louisiana-Pacific Corp.	24,500	266,560
Masisa SA ADR	2,000	20,000
Norbord, Inc.	39,400	231,423
Samling Global Ltd.	420,000	65,668

	Shares	Value
Stella-Jones, Inc.	5,300	$ 198,740
Timbercorp Ltd.	75,129	86,094
TimberWest Forest Corp.	2,000	27,864
West Fraser Timber Co. Ltd.	3,200	104,092
Weyerhaeuser Co.	30,600	1,872,719
		3,476,762
Paper Products - 27.8%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	4,400	318,736
Boise, Inc. (a)	10,300	83,945
Buckeye Technologies, Inc. (a)	8,700	94,047
Canfor Pulp Income Fund	3,700	33,088
Chung Hwa Pulp Corp.	153,000	103,433
Domtar Corp. (a)	213,700	1,361,269
Glatfelter	65,800	866,586
Kapstone Paper & Packaging Corp. (a)(d)	5,900	39,235
Lee & Man Paper Manufacturing Ltd.	62,800	175,331
Mercer International, Inc. (SBI) (a)(d)	5,700	41,382
Mondi PLC	8,100	62,481
Neenah Paper, Inc.	6,000	156,300
Nine Dragons Paper (Holdings) Ltd.	126,000	221,817
Schweitzer-Mauduit International, Inc.	32,500	746,525
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	4,000	125,840
Wausau-Mosinee Paper Corp.	75,800	594,272
		5,024,287
TOTAL PAPER & FOREST PRODUCTS		8,501,049
REAL ESTATE INVESTMENT TRUSTS - 6.1%
Specialized REITs - 6.1%
Plum Creek Timber Co., Inc.	5,500	223,795
Potlatch Corp.	21,279	878,184
		1,101,979
REAL ESTATE MANAGEMENT & DEVELOPMENT - 6.9%
Real Estate Management & Development - 6.9%
Consolidated-Tomoka Land Co.	2,800	144,200
Forestar Real Estate Group, Inc. (a)	43,433	1,058,897
The St. Joe Co. (d)	1,100	42,295
		1,245,392
TRADING COMPANIES & DISTRIBUTORS - 0.8%
Trading Companies & Distributors - 0.8%
Beacon Roofing Supply, Inc. (a)	5,500	47,080
BlueLinx Corp. (d)	19,300	104,992
		152,072
TOTAL COMMON STOCKS (Cost $23,327,592)		17,027,452
Money Market Funds - 6.6%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	1,005,957	$ 1,005,957
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	195,500	195,500
TOTAL MONEY MARKET FUNDS (Cost $1,201,457)		1,201,457
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $24,529,049)	18,228,909
NET OTHER ASSETS - (0.7)%	(124,762)
NET ASSETS - 100%	$ 18,104,147
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,500 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 82,738
Fidelity Securities Lending Cash Central Fund	35,908
Total	$ 118,646
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.7%
Canada	6.0%
Brazil	3.6%
Australia	2.0%
China	1.2%
Cayman Islands	1.0%
Others (individually less than 1%)	1.5%
100.0%
Income Tax Information
At February 29, 2008, the fund had a capital loss carryforward of approximately $1,659,402 all of which will expire on February 28, 2011.
The fund intends to elect to defer to its fiscal year ending February 28, 2009 approximately $1,213,286 of losses recognized during the period November 1, 2007 to February 29, 2008.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $182,340) - See accompanying schedule: Unaffiliated issuers (cost $23,327,592)	$ 17,027,452
Fidelity Central Funds (cost $1,201,457)	1,201,457
Total Investments (cost $24,529,049)		$ 18,228,909
Receivable for investments sold		437,022
Receivable for fund shares sold		13,069
Dividends receivable		31,315
Distributions receivable from Fidelity Central Funds		1,846
Prepaid expenses		71
Other receivables		155
Total assets		18,712,387

Liabilities
Payable for investments purchased	$ 357,002
Payable for fund shares redeemed	11,658
Accrued management fee	8,994
Other affiliated payables	5,836
Other payables and accrued expenses	29,250
Collateral on securities loaned, at value	195,500
Total liabilities		608,240

Net Assets		$ 18,104,147
Net Assets consist of:
Paid in capital		$ 27,520,420
Undistributed net investment income		176,683
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,292,550)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,300,406)
Net Assets, for 655,419 shares outstanding		$ 18,104,147
Net Asset Value, offering price and redemption price per share ($18,104,147 ÷ 655,419 shares)		$ 27.62

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 653,207
Special dividends		659,075
Interest		139,797
Income from Fidelity Central Funds		118,646
Total income		1,570,725

Expenses
Management fee	$ 232,203
Transfer agent fees	121,206
Accounting and security lending fees	16,531
Custodian fees and expenses	25,938
Independent trustees' compensation	155
Registration fees	28,321
Audit	36,027
Legal	348
Miscellaneous	3,366
Total expenses before reductions	464,095
Expense reductions	(9,184)	454,911
Net investment income (loss)		1,115,814
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,094,328
Foreign currency transactions	6,084
Total net realized gain (loss)		1,100,412
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,656,493)
Assets and liabilities in foreign currencies	(441)
Total change in net unrealized appreciation (depreciation)		(7,656,934)
Net gain (loss)		(6,556,522)
Net increase (decrease) in net assets resulting from operations		$ (5,440,708)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Paper and Forest Products Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,115,814	$ 750,658
Net realized gain (loss)	1,100,412	709,838
Change in net unrealized appreciation (depreciation)	(7,656,934)	3,084,463
Net increase (decrease) in net assets resulting from operations	(5,440,708)	4,544,959
Distributions to shareholders from net investment income	(1,107,744)	(1,010,431)
Share transactions Proceeds from sales of shares	55,862,823	54,434,705
Reinvestment of distributions	1,051,891	912,003
Cost of shares redeemed	(88,812,783)	(31,078,414)
Net increase (decrease) in net assets resulting from share transactions	(31,898,069)	24,268,294
Redemption fees	24,082	7,802
Total increase (decrease) in net assets	(38,422,439)	27,810,624

Net Assets
Beginning of period	56,526,586	28,715,962
End of period (including undistributed net investment income of $176,683 and undistributed net investment income of $167,591, respectively)	$ 18,104,147	$ 56,526,586
Other Information Shares
Sold	1,585,085	1,659,581
Issued in reinvestment of distributions	33,077	28,970
Redeemed	(2,599,544)	(989,339)
Net increase (decrease)	(981,382)	699,212

Financial Highlights

Years ended February 28,

2008 J

2007

2006

2005

2004 J

Selected Per-Share Data
Net asset value, beginning of period	$ 34.53	$ 30.63	$ 31.64	$ 31.64	$ 24.07
Income from Investment Operations
Net investment income (loss) C	.92 F	.89 G	.61 H	.14	(.05)
Net realized and unrealized gain (loss)	(6.46)	4.37	(1.53)	(.06)	7.59
Total from investment operations	(5.54)	5.26	(.92)	.08	7.54
Distributions from net investment income	(1.39)	(1.37)	(.13)	(.12)	-
Redemption fees added to paid in capital C	.02	.01	.04	.04	.03
Net asset value, end of period	$ 27.62	$ 34.53	$ 30.63	$ 31.64	$ 31.64
Total Return A, B	(16.45)%	17.70%	(2.77)%	.37%	31.45%
Ratios to Average Net Assets D, I
Expenses before reductions	1.11%	1.25%	1.31%	1.33%	2.01%
Expenses net of fee waivers, if any	1.11%	1.20%	1.25%	1.32%	2.01%
Expenses net of all reductions	1.09%	1.19%	1.21%	1.30%	1.94%
Net investment income (loss)	2.67% F	2.85% G	2.10% H	.45%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,104	$ 56,527	$ 28,716	$ 27,685	$ 28,818
Portfolio turnover rate E	221%	126%	207%	65%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.54 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. GInvestment income per share reflects a special dividend which amounted to $.30 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.88%. HInvestment income per share reflects a special dividend which amounted to $.42 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%. IExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Paper and Forest Products Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invest primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date,

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 328,953
Unrealized depreciation	(7,069,379)
Net unrealized appreciation (depreciation)	(6,740,426)
Capital loss carryforward	(1,659,402)

Cost for federal income tax purposes	$ 24,969,335

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 1,107,744	$ 1,010,431

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $86,953,921 and $112,760,528, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .29% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,414 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $94 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $35,908.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,863 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $316.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $6,990.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio, Materials Portfolio, and Paper and Forest Products Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated statement of changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Chemicals Portfolio, Gold Portfolio, Materials Portfolio, and Paper and Forest Products Portfolio (funds of Fidelity Select Portfolios) and Gold Portfolio's wholly owned subsidiary at February 29, 2008, the results of their operations for the year then ended , the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers, LLP

Boston, Massachusetts

April 23, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Chemicals Portfolio, Select Gold Portfolio, Select Materials Portfolio, and Select Paper and Forest Products Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Chemicals Portfolio	04/14/08	04/11/08	$0.07	$0.02
Select Gold Portfolio	04/14/08	04/11/08	$0.00	$0.17

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select Chemicals Portfolio	$ 1,440,096
Select Gold Portfolio	$ 114,223,721
Select Materials Portfolio	$ 6,623,467

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Chemicals Portfolio	99%	38%
Select Gold Portfolio	0%	2%
Select Materials Portfolio	100%	71%
Select Paper and Forest Products Portfolio	78%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2007	December 2007
Select Chemicals Portfolio	99%	38%
Select Gold Portfolio	14%	9%
Select Materials Portfolio	100%	65%
Select Paper and Forest Products Portfolio	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Select Gold Portfolio	04/16/07	$0.201	$0.0022
Select Gold Portfolio	12/17/07	$0.075	$0.0086

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELMT-UANN-0408
1.846031.101

Fidelity®

Select Portfolios®

Energy Sector

Select Energy Portfolio

Select Energy Service Portfolio

Select Natural Gas Portfolio

Select Natural Resources Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Fund Updates*
Energy Sector
Energy	<Click Here>
Energy Service	<Click Here>
Natural Gas	<Click Here>
Natural Resources	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Energy Portfolio
Actual	$ 1,000.00	$ 1,144.50	$ 4.43
HypotheticalA	$ 1,000.00	$ 1,020.74	$ 4.17
Energy Service Portfolio
Actual	$ 1,000.00	$ 1,009.00	$ 4.15
HypotheticalA	$ 1,000.00	$ 1,020.74	$ 4.17
Natural Gas Portfolio
Actual	$ 1,000.00	$ 1,244.40	$ 4.69
HypotheticalA	$ 1,000.00	$ 1,020.69	$ 4.22
Natural Resources Portfolio
Actual	$ 1,000.00	$ 1,170.20	$ 4.53
HypotheticalA	$ 1,000.00	$ 1,020.69	$ 4.22

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Energy Portfolio	.83%
Energy Service Portfolio	.83%
Natural Gas Portfolio	.84%
Natural Resources Portfolio	.84%

Annual Report

Select Energy Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Energy Portfolio	40.72%	31.50%	16.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Energy Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Energy Portfolio

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Select Energy Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund's 40.72% return strongly outpaced the S&P 500® and the 33.10% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Index. Prudent stock selection and overweighting coal and consumable fuels, oil and gas equipment and services, oil and gas exploration and production (E&P), and oil and gas drilling propelled the fund's return past that of the MSCI benchmark. However, our emphasis on the refining segment curbed gains slightly. A large overweighting in natural gas producer Range Resources was the fund's top contributor given its strong return, while overweighting U.S. coal company CONSOL Energy proved to be our second-best performer. Underweighting integrated oil giant Exxon Mobil further contributed when its stock performance lagged others in the energy sector. An outsized stake in oil-rig manufacturer National Oilwell Varco and a large, non-index position in Danish wind turbine manufacturer Vestas Wind Systems also boosted returns. Detractors included overwieghted stakes in independent U.S. oil refinery Valero Energy, West Coast oil and gas refiner Tesoro, and oil and gas E&P company Plains Exploration & Production. I reduced the Plains position substantially. Underweighting oil and gas E&P company Apache and integrated oil and gas company Occidental Petroleum also hurt results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Energy Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	11.9	16.0
Valero Energy Corp.	6.1	7.0
Range Resources Corp.	5.8	3.7
National Oilwell Varco, Inc.	5.4	6.0
Schlumberger Ltd. (NY Shares)	4.5	7.6
CONSOL Energy, Inc.	3.9	1.1
Ultra Petroleum Corp.	3.8	3.1
Peabody Energy Corp.	3.5	1.1
Cabot Oil & Gas Corp.	3.4	2.7
Transocean, Inc.	3.2	2.2
	51.5
Top Industries (% of fund's net assets)
As of February 29, 2008
Oil, Gas & Consumable Fuels	68.2%
Energy Equipment & Services	25.9%
Electrical Equipment	3.1%
Construction & Engineering	0.7%
Chemicals	0.5%
All Others*	1.6%

As of August 31, 2007
Oil, Gas & Consumable Fuels	64.2%
Energy Equipment & Services	31.4%
Electrical Equipment	1.5%
Construction & Engineering	1.0%
Industrial Conglomerates	0.4%
All Others*	1.5%

* Includes short-term investments and net other assets.

Annual Report

Select Energy Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CHEMICALS - 0.5%
Specialty Chemicals - 0.5%
Albemarle Corp.	414,846	$ 15,739,257
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)(d)	45,359	910,355
CONSTRUCTION & ENGINEERING - 0.7%
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	69,400	3,228,488
Jacobs Engineering Group, Inc. (a)	240,300	19,293,687
		22,522,175
ELECTRICAL EQUIPMENT - 3.1%
Electrical Components & Equipment - 1.5%
Energy Conversion Devices, Inc. (a)	46	1,222
Evergreen Solar, Inc. (a)	41,500	398,815
First Solar, Inc. (a)	14,700	3,016,440
JA Solar Holdings Co. Ltd. ADR	857,700	12,256,533
Q-Cells AG (a)	41,500	3,334,065
Renewable Energy Corp. AS (a)	166,700	4,076,990
Sunpower Corp. Class A (a)	361,060	23,728,863
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	52,700	1,958,859
		48,771,787
Heavy Electrical Equipment - 1.6%
Suzlon Energy Ltd.	666,754	4,638,821
Vestas Wind Systems AS (a)	443,400	44,946,411
		49,585,232
TOTAL ELECTRICAL EQUIPMENT		98,357,019
ENERGY EQUIPMENT & SERVICES - 25.9%
Oil & Gas Drilling - 9.0%
Atwood Oceanics, Inc. (a)	265,100	24,678,159
Diamond Offshore Drilling, Inc.	303,400	36,659,822
Helmerich & Payne, Inc.	72,000	3,227,760
Nabors Industries Ltd. (a)	1,495,383	47,149,426
Noble Corp.	907,800	44,618,370
Pride International, Inc. (a)	740,516	26,243,887
Transocean, Inc. (a)	715,851	100,584,224
		283,161,648
Oil & Gas Equipment & Services - 16.9%
BJ Services Co.	62,200	1,613,468
Cameron International Corp. (a)	231,800	9,846,864
Compagnie Generale de Geophysique SA (a)	50,100	12,221,152
Emer International Group Ltd. (a)	3,775,000	1,566,497
Expro International Group PLC	469,100	11,649,874
Exterran Holdings, Inc. (a)	206,200	14,361,830
FMC Technologies, Inc. (a)	394,280	22,339,905

	Shares	Value
Fugro NV (Certificaten Van Aandelen) unit	166,467	$ 12,557,556
Halliburton Co.	64	2,451
NATCO Group, Inc. Class A (a)	5,099	242,967
National Oilwell Varco, Inc. (a)	2,748,412	171,226,068
Oceaneering International, Inc. (a)	244,719	14,683,140
Oil States International, Inc. (a)	141,600	5,969,856
Petroleum Geo-Services ASA	535,750	12,851,353
Saipem SpA	336,700	13,754,766
Schlumberger Ltd. (NY Shares)	1,629,960	140,910,042
Smith International, Inc.	438,897	27,663,678
Superior Energy Services, Inc. (a)	498,800	20,296,172
Tidewater, Inc.	53,900	3,026,485
W-H Energy Services, Inc. (a)	25,600	1,609,472
Weatherford International Ltd. (a)	519,800	35,824,616
		534,218,212
TOTAL ENERGY EQUIPMENT & SERVICES		817,379,860
GAS UTILITIES - 0.3%
Gas Utilities - 0.3%
Questar Corp.	145,328	8,029,372
Zhongyu Gas Holdings Ltd. (a)	18,872,000	2,048,355
		10,077,727
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
Independent Power Producers & Energy Traders - 0.3%
AES Corp. (a)	119,700	2,152,206
Constellation Energy Group, Inc.	33,400	2,950,890
NRG Energy, Inc. (a)	63,300	2,612,391
		7,715,487
INDUSTRIAL CONGLOMERATES - 0.2%
Industrial Conglomerates - 0.2%
McDermott International, Inc. (a)	119,300	6,229,846
MULTI-UTILITIES - 0.0%
Multi-Utilities - 0.0%
Sempra Energy	96	5,100
OIL, GAS & CONSUMABLE FUELS - 68.2%
Coal & Consumable Fuels - 9.8%
Alpha Natural Resources, Inc. (a)	27,700	1,122,958
Arch Coal, Inc.	680,700	34,776,963
CONSOL Energy, Inc.	1,606,310	122,047,434
Foundation Coal Holdings, Inc.	366,400	21,166,928
International Coal Group, Inc. (a)	98,300	611,426
Massey Energy Co.	255,300	9,767,778
Natural Resource Partners LP	13,800	442,704
Peabody Energy Corp.	1,959,800	110,963,876
PT Bumi Resources Tbk	8,082,000	6,596,536
		307,496,603
Integrated Oil & Gas - 21.2%
ConocoPhillips	1,073,470	88,786,704
Exxon Mobil Corp.	4,320,510	375,927,574
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Hess Corp.	525,500	$ 48,966,090
Marathon Oil Corp.	839,300	44,617,188
Murphy Oil Corp.	100	8,038
Occidental Petroleum Corp.	702,200	54,329,214
Petroleo Brasileiro SA - Petrobras sponsored ADR	414,000	48,578,760
Suncor Energy, Inc.	83,000	8,561,049
		669,774,617
Oil & Gas Exploration & Production - 26.3%
American Oil & Gas, Inc. NV (a)	244,953	1,175,774
Apache Corp.	128,800	14,774,648
Aurora Oil & Gas Corp. (a)	259,156	171,043
Cabot Oil & Gas Corp.	2,146,757	106,801,161
Canadian Natural Resources Ltd.	135,300	10,141,485
Chesapeake Energy Corp.	1,151,800	52,084,396
Concho Resources, Inc.	406,800	9,478,440
EOG Resources, Inc.	648,147	77,123,012
EXCO Resources, Inc. (a)	18,300	317,505
Goodrich Petroleum Corp. (a)	84,900	2,048,637
Kodiak Oil & Gas Corp. (a)	490,070	1,083,055
Newfield Exploration Co. (a)	63,000	3,488,940
Noble Energy, Inc.	241,900	18,723,060
OPTI Canada, Inc. (a)	455,500	8,007,876
Petrohawk Energy Corp. (a)	2,320,656	41,957,460
Plains Exploration & Production Co. (a)	201,005	10,854,270
Quicksilver Resources, Inc. (a)	1,693,000	58,239,200
Range Resources Corp.	2,971,600	181,802,488
Southwestern Energy Co. (a)	663,800	43,299,674
Ultra Petroleum Corp. (a)	1,529,401	120,012,096
Vanguard Natural Resources LLC	16,400	266,664
XTO Energy, Inc.	1,120,625	69,153,769
		831,004,653
Oil & Gas Refining & Marketing - 8.6%
Frontier Oil Corp.	475,900	16,994,389
Holly Corp.	74,800	3,993,572
Petroplus Holdings AG (a)	86,629	5,751,667
Sunoco, Inc.	195,424	11,936,498
Tesoro Corp.	968,400	35,966,376
Valero Energy Corp.	3,313,399	191,415,060
Western Refining, Inc.	268,849	5,355,472
		271,413,034

	Shares	Value
Oil & Gas Storage & Transport - 2.3%
Copano Energy LLC	4,900	$ 178,605
El Paso Pipeline Partners LP	223,800	5,245,872
Energy Transfer Equity LP	174,225	5,794,724
Williams Companies, Inc.	1,652,600	59,526,652
		70,745,853
TOTAL OIL, GAS & CONSUMABLE FUELS		2,150,434,760
TOTAL COMMON STOCKS (Cost $2,062,015,564)		3,129,371,586
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 3.24% (b)	35,084,449	35,084,449
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	399,000	399,000
TOTAL MONEY MARKET FUNDS (Cost $35,483,449)		35,483,449
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $2,097,499,013)		3,164,855,035
NET OTHER ASSETS - (0.3)%		(9,003,238)
NET ASSETS - 100%		$ 3,155,851,797
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 977,592
Fidelity Securities Lending Cash Central Fund	111,311
Total	$ 1,088,903
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.8%
Canada	4.7%
Netherlands Antilles	4.5%
Cayman Islands	2.0%
Brazil	1.5%
Denmark	1.4%
Others (individually less than 1%)	3.1%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $381,330) - See accompanying schedule: Unaffiliated issuers (cost $2,062,015,564)	$ 3,129,371,586
Fidelity Central Funds (cost $35,483,449)	35,483,449
Total Investments (cost $2,097,499,013)		$ 3,164,855,035
Receivable for investments sold		12,628,314
Receivable for fund shares sold		9,546,576
Dividends receivable		4,167,283
Distributions receivable from Fidelity Central Funds		55,454
Prepaid expenses		7,780
Other receivables		16,512
Total assets		3,191,276,954

Liabilities
Payable for investments purchased	$ 29,243,335
Payable for fund shares redeemed	3,540,136
Accrued management fee	1,409,327
Other affiliated payables	653,559
Other payables and accrued expenses	179,800
Collateral on securities loaned, at value	399,000
Total liabilities		35,425,157

Net Assets		$ 3,155,851,797
Net Assets consist of:
Paid in capital		$ 2,011,326,427
Undistributed net investment income		446,148
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		76,783,932
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,067,295,290
Net Assets, for 48,939,643 shares outstanding		$ 3,155,851,797
Net Asset Value, offering price and redemption price per share ($3,155,851,797 ÷ 48,939,643 shares)		$ 64.48

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 22,449,395
Interest		3,972
Income from Fidelity Central Funds (including $111,311 from security lending)		1,088,903
Total income		23,542,270

Expenses
Management fee	$ 15,245,508
Transfer agent fees	6,463,848
Accounting and security lending fees	813,377
Custodian fees and expenses	102,342
Independent trustees' compensation	10,217
Registration fees	124,840
Audit	45,147
Legal	19,632
Interest	30,824
Miscellaneous	132,013
Total expenses before reductions	22,987,748
Expense reductions	(76,635)	22,911,113
Net investment income (loss)		631,157
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $14,693)	227,482,953
Foreign currency transactions	65,156
Total net realized gain (loss)		227,548,109
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $60,693)	617,612,253
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		617,612,214
Net gain (loss)		845,160,323
Net increase (decrease) in net assets resulting from operations		$ 845,791,480

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 631,157	$ 9,197,808
Net realized gain (loss)	227,548,109	190,155,380
Change in net unrealized appreciation (depreciation)	617,612,214	(47,750,583)
Net increase (decrease) in net assets resulting from operations	845,791,480	151,602,605
Distributions to shareholders from net investment income	(2,129,374)	(4,748,680)
Distributions to shareholders from net realized gain	(176,432,494)	(226,752,869)
Total distributions	(178,561,868)	(231,501,549)
Share transactions Proceeds from sales of shares	1,244,851,803	1,231,553,047
Reinvestment of distributions	169,542,081	222,569,462
Cost of shares redeemed	(1,071,446,589)	(1,777,274,000)
Net increase (decrease) in net assets resulting from share transactions	342,947,295	(323,151,491)
Redemption fees	277,550	648,583
Total increase (decrease) in net assets	1,010,454,457	(402,401,852)

Net Assets
Beginning of period	2,145,397,340	2,547,799,192
End of period (including undistributed net investment income of $446,148 and undistributed net investment income of $4,942,151, respectively)	$ 3,155,851,797	$ 2,145,397,340
Other Information Shares
Sold	20,488,134	24,389,971
Issued in reinvestment of distributions	2,752,295	4,357,368
Redeemed	(18,263,322)	(36,564,806)
Net increase (decrease)	4,977,107	(7,817,467)

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 48.80	$ 49.20	$ 38.71	$ 26.52	$ 20.63
Income from Investment Operations
Net investment income (loss) C	.01	.18	.12	.19	.13
Net realized and unrealized gain (loss)	19.61	4.13	12.87	12.43	5.89
Total from investment operations	19.62	4.31	12.99	12.62	6.02
Distributions from net investment income	(.05)	(.10)	(.09)	(.17)	(.14)
Distributions from net realized gain	(3.90)	(4.62)	(2.44)	(.28)	-
Total distributions	(3.95)	(4.72)	(2.53)	(.45)	(.14)
Redemption fees added to paid in capital C	.01	.01	.03	.02	.01
Net asset value, end of period	$ 64.48	$ 48.80	$ 49.20	$ 38.71	$ 26.52
Total Return A, B	40.72%	8.57%	34.39%	48.07%	29.34%
Ratios to Average Net Assets D, F
Expenses before reductions	.84%	.89%	.94%	.97%	1.18%
Expenses net of fee waivers, if any	.84%	.89%	.94%	.97%	1.18%
Expenses net of all reductions	.84%	.89%	.89%	.93%	1.17%
Net investment income (loss)	.02%	.36%	.27%	.62%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,155,852	$ 2,145,397	$ 2,547,799	$ 1,148,860	$ 286,847
Portfolio turnover rate E	55%	102%	128%	91%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Energy Service Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Energy Service Portfolio	42.91%	27.72%	14.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Energy Service Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Energy Service Portfolio

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Select Energy Service Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund's 42.91% return strongly outpaced the S&P 500® and the 36.11% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Equipment & Services Index. With stock performance among energy services companies more varied over the past 12 months than in prior periods, security selection played a key role in the fund's outperformance of the MSCI index. Beneficial subsector weightings also helped propel its return past that of the MSCI benchmark. Two of the fund's top performers were overweighted positions in drilling equipment manufacturer National Oilwell Varco and offshore rig owner Diamond Offshore Drilling. Both companies benefited from their exposure to international and deepwater oil exploration and a shortage of deepwater drilling equipment. A non-index position in Danish company Vestas Wind Systems also contributed, as did underweightings in two laggards: gas-well stimulation service provider BJ Services and oil-services equipment maker Baker Hughes. Missteps included faltering out-of-benchmark holdings JA Solar, based in China, and French oil and gas equipment/services company Geophysique. Underweightings in offshore rig company Transocean, oil and gas equipment maker Weatherford International and land rig company Helmerich & Payne also hurt as all three performed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Energy Service Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd. (NY Shares)	21.4	24.1
Transocean, Inc.	9.7	4.7
National Oilwell Varco, Inc.	9.1	9.4
Weatherford International Ltd.	6.3	3.6
Nabors Industries Ltd.	4.8	1.2
Noble Corp.	4.8	3.7
Halliburton Co.	4.4	4.3
Smith International, Inc.	3.1	4.7
Diamond Offshore Drilling, Inc.	2.7	4.1
Hercules Offshore, Inc.	1.8	0.3
	68.1
Top Industries (% of fund's net assets)
As of February 29, 2008
Energy Equipment & Services	95.0%
Electrical Equipment	3.7%
Industrial Conglomerates	0.3%
Machinery	0.3%
Independent Power Producers & Energy Traders	0.0%
All Others*	0.7%

As of August 31, 2007
Energy Equipment & Services	94.6%
Electrical Equipment	2.0%
Industrial Conglomerates	1.2%
Independent Power Producers & Energy Traders	0.0%
All Others*	2.2%

* Includes short-term investments and net other assets.

Annual Report

Select Energy Service Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
ELECTRICAL EQUIPMENT - 3.7%
Electrical Components & Equipment - 2.3%
First Solar, Inc. (a)	31,000	$ 6,361,200
JA Solar Holdings Co. Ltd. ADR	577,200	8,248,188
Q-Cells AG (a)	71,000	5,704,062
Renewable Energy Corp. AS (a)	110,900	2,712,287
SolarWorld AG	104,300	4,729,466
Sunpower Corp. Class A (a)(d)	264,100	17,356,652
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	153,800	5,716,746
		50,828,601
Heavy Electrical Equipment - 1.4%
Gamesa Corporacion Tecnologica, SA	119,300	4,858,847
Suzlon Energy Ltd.	750,000	5,217,990
Vestas Wind Systems AS (a)	211,400	21,429,119
		31,505,956
TOTAL ELECTRICAL EQUIPMENT		82,334,557
ENERGY EQUIPMENT & SERVICES - 95.0%
Oil & Gas Drilling - 31.5%
Atwood Oceanics, Inc. (a)	365,600	34,033,704
Bronco Drilling Co., Inc. (a)	492,600	7,788,006
Diamond Offshore Drilling, Inc.	506,500	61,200,395
ENSCO International, Inc.	4,200	251,328
Grey Wolf, Inc. (a)	2,590,400	16,060,480
Helmerich & Payne, Inc.	433,600	19,438,288
Hercules Offshore, Inc. (a)(d)	1,635,531	41,444,356
Nabors Industries Ltd. (a)	3,463,100	109,191,543
Noble Corp.	2,181,100	107,201,065
Parker Drilling Co. (a)	785,672	5,209,005
Patterson-UTI Energy, Inc.	1,232,200	29,240,106
Pioneer Drilling Co. (a)	352,600	4,728,366
Pride International, Inc. (a)(d)	1,052,986	37,317,824
Rowan Companies, Inc.	307,300	12,387,263
Transocean, Inc. (a)	1,552,787	218,182,101
Unit Corp. (a)	144,400	7,963,660
		711,637,490
Oil & Gas Equipment & Services - 63.5%
Baker Hughes, Inc.	936	62,983
Basic Energy Services, Inc. (a)	11,000	232,760
BJ Services Co. (d)	1,228,600	31,869,884
Bristow Group, Inc. (a)	22,400	1,181,824
Cal Dive International, Inc. (a)	62	646
Cameron International Corp. (a)(d)	968,300	41,133,384
Carbo Ceramics, Inc.	100	3,694
Compagnie Generale de Geophysique SA (a)	50,300	12,269,939
Complete Production Services, Inc. (a)	118,500	2,301,270
Core Laboratories NV (a)	54,000	6,566,400
Dresser-Rand Group, Inc. (a)	701,800	23,910,326

	Shares	Value
Dril-Quip, Inc. (a)	280,600	$ 13,126,468
Emer International Group Ltd. (a)	2,922,000	1,212,531
Expro International Group PLC	714,800	17,751,716
Exterran Holdings, Inc. (a)	414,513	28,870,830
FMC Technologies, Inc. (a)(d)	671,000	38,018,860
Fugro NV (Certificaten Van Aandelen) unit	246,400	18,587,358
Gulfmark Offshore, Inc. (a)	100	5,066
Halliburton Co.	2,563,234	98,171,862
Helix Energy Solutions Group, Inc. (a)	62,300	2,194,206
Hornbeck Offshore Services, Inc. (a)	116,500	5,234,345
ION Geophysical Corp. (a)	183,700	2,441,373
Lufkin Industries, Inc.	57,700	3,298,132
Matrix Service Co. (a)	51,200	1,041,408
NATCO Group, Inc. Class A (a)	339,508	16,177,556
National Oilwell Varco, Inc. (a)(d)	3,310,062	206,216,863
Newpark Resources, Inc. (a)	100	443
Oceaneering International, Inc. (a)	482,700	28,962,000
Oil States International, Inc. (a)(d)	455,100	19,187,016
Petroleum Geo-Services ASA	665,800	15,970,940
RPC, Inc. (d)	180,300	2,374,551
Saipem SpA	204,300	8,346,001
Schlumberger Ltd. (NY Shares) (d)	5,596,446	483,812,757
SEACOR Holdings, Inc. (a)	100	9,599
Smith International, Inc. (d)	1,117,956	70,464,767
Superior Energy Services, Inc. (a)	929,600	37,825,424
Superior Well Services, Inc. (a)	94,500	2,442,825
T-3 Energy Services, Inc. (a)	166,900	8,239,853
TETRA Technologies, Inc. (a)	100	1,718
Tidewater, Inc. (d)	262,600	14,744,990
Trico Marine Services, Inc. (a)	59,200	2,339,584
W-H Energy Services, Inc. (a)	279,700	17,584,739
Weatherford International Ltd. (a)	2,075,910	143,071,717
Willbros Group, Inc. (a)(d)	154,300	5,286,318
		1,432,546,926
TOTAL ENERGY EQUIPMENT & SERVICES		2,144,184,416
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Clipper Windpower PLC (a)	59,800	702,271
INDUSTRIAL CONGLOMERATES - 0.3%
Industrial Conglomerates - 0.3%
Keppel Corp. Ltd.	127,000	957,100
McDermott International, Inc. (a)	111,600	5,827,752
		6,784,852
MACHINERY - 0.3%
Industrial Machinery - 0.3%
Chart Industries, Inc. (a)	201,600	6,916,896
TOTAL COMMON STOCKS (Cost $1,476,964,783)		2,240,922,992
Money Market Funds - 7.7%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	10,607,625	$ 10,607,625
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	162,400,300	162,400,300
TOTAL MONEY MARKET FUNDS (Cost $173,007,925)		173,007,925
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $1,649,972,708)		2,413,930,917
NET OTHER ASSETS - (7.0)%		(157,825,801)
NET ASSETS - 100%		$ 2,256,105,116
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,103,272
Fidelity Securities Lending Cash Central Fund	1,017,894
Total	$ 2,121,166
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.1%
Netherlands Antilles	21.4%
Cayman Islands	5.6%
Netherlands	1.1%
Denmark	1.0%
Others (individually less than 1%)	3.8%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $151,724,330) - See accompanying schedule: Unaffiliated issuers (cost $1,476,964,783)	$ 2,240,922,992
Fidelity Central Funds (cost 173,007,925)	173,007,925
Total Investments (cost $1,649,972,708)		$ 2,413,930,917
Receivable for investments sold		68,446,249
Receivable for fund shares sold		6,013,982
Dividends receivable		2,478,228
Distributions receivable from Fidelity Central Funds		96,377
Prepaid expenses		6,537
Other receivables		11,299
Total assets		2,490,983,589

Liabilities
Payable for investments purchased	$ 67,379,946
Payable for fund shares redeemed	3,492,436
Accrued management fee	1,002,300
Other affiliated payables	470,646
Other payables and accrued expenses	132,845
Collateral on securities loaned, at value	162,400,300
Total liabilities		234,878,473

Net Assets		$ 2,256,105,116
Net Assets consist of:
Paid in capital		$ 1,383,858,540
Accumulated net investment loss		(1,163)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		108,339,457
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		763,908,282
Net Assets, for 24,359,117 shares outstanding		$ 2,256,105,116
Net Asset Value, offering price and redemption price per share ($2,256,105,116 ÷ 24,359,117 shares)		$ 92.62

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 9,789,825
Interest		15,179
Income from Fidelity Central Funds (including $1,017,894 from security lending)		2,121,166
Total income		11,926,170

Expenses
Management fee	$ 11,109,328
Transfer agent fees	4,367,843
Accounting and security lending fees	628,356
Custodian fees and expenses	84,101
Independent trustees' compensation	7,528
Registration fees	188,551
Audit	42,313
Legal	11,896
Interest	66,697
Miscellaneous	96,614
Total expenses before reductions	16,603,227
Expense reductions	(47,352)	16,555,875
Net investment income (loss)		(4,629,705)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $37,607)	125,958,385
Foreign currency transactions	(31,587)
Total net realized gain (loss)		125,926,798
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $31,085)	384,438,780
Assets and liabilities in foreign currencies	(18,828)
Total change in net unrealized appreciation (depreciation)		384,419,952
Net gain (loss)		510,346,750
Net increase (decrease) in net assets resulting from operations		$ 505,717,045

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,629,705)	$ (4,954,235)
Net realized gain (loss)	125,926,798	133,809,769
Change in net unrealized appreciation (depreciation)	384,419,952	(128,699,034)
Net increase (decrease) in net assets resulting from operations	505,717,045	156,500
Distributions to shareholders from net realized gain	(48,414,370)	(92,210,989)
Share transactions Proceeds from sales of shares	1,788,482,418	1,150,774,571
Reinvestment of distributions	46,304,551	88,457,527
Cost of shares redeemed	(1,257,831,911)	(1,661,826,381)
Net increase (decrease) in net assets resulting from share transactions	576,955,058	(422,594,283)
Redemption fees	443,438	1,976,642
Total increase (decrease) in net assets	1,034,701,171	(512,672,130)

Net Assets
Beginning of period	1,221,403,945	1,734,076,075
End of period (including accumulated net investment loss of $1,163 and accumulated net investment loss of $826, respectively)	$ 2,256,105,116	$ 1,221,403,945
Other Information Shares
Sold	19,609,141	15,753,549
Issued in reinvestment of distributions	573,388	1,218,147
Redeemed	(14,103,217)	(24,182,884)
Net increase (decrease)	6,079,312	(7,211,188)

Financial Highlights

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 66.82	$ 68.03	$ 49.44	$ 35.65	$ 29.73
Income from Investment Operations
Net investment income (loss) C	(.21)	(.21) F	(.12) G	(.20)	(.24)
Net realized and unrealized gain (loss)	28.45	3.07	18.64	13.95	6.14
Total from investment operations	28.24	2.86	18.52	13.75	5.90
Distributions from net realized gain	(2.46)	(4.15)	-	-	-
Redemption fees added to paid in capital C	.02	.08	.07	.04	.02
Net asset value, end of period	$ 92.62	$ 66.82	$ 68.03	$ 49.44	$ 35.65
Total Return A, B	42.91%	3.92%	37.60%	38.68%	19.91%
Ratios to Average Net AssetsD, H
Expenses before reductions	.83%	.88%	.94%	.98%	1.14%
Expenses net of fee waivers, if any	.83%	.88%	.94%	.98%	1.14%
Expenses net of all reductions	.83%	.88%	.91%	.96%	1.13%
Net investment income (loss)	(.23)%	(.30)% F	(.21)% G	(.53)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,256,105	$ 1,221,404	$ 1,734,076	$ 896,252	$ 463,384
Portfolio turnover rate E	64%	92%	58%	34%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%. GInvestment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%. HExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. IFor the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Natural Gas Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Natural Gas Portfolio	38.08%	31.04%	18.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Natural Gas Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Natural Gas Portfolio

Management's Discussion of Fund Performance

Comments from James McElligott, Portfolio Manager of Select Natural Gas Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

Select Natural Gas gained 38.08% for the year, nicely ahead of the 33.86% return of the Standard & Poor's® Custom Natural Gas Index and the S&P 500®. Most of this excess return versus the MSCI index came from favorable stock selection in oil and gas refining/marketing, oil and gas exploration/production (E&P), and oil and gas drilling. Having minimal exposure to various utilities-related segments of the index helped as well, since these areas did not perform as well as the more pure-play oil and gas segments, which I generally chose to overweight. An overweighting in the E&P and equipment/services industries also helped relative results. Among the top contributors were E&P companies Range Resources and Quicksilver Resources, as well CONSOL Energy, a coal company. On the flip side, an overweighting in the refining/marketing segment hurt the fund's relative return, as record-high oil prices narrowed profit margins for oil refiners. Unproductive stock picks in such areas as independent power/energy trade, coal/consumable fuels, and oil and gas storage/transport also held back our relative results. Among the biggest detractors were independent refiner Valero Energy and Evergreen Energy, a coal conversion company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Natural Gas Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Quicksilver Resources, Inc.	8.2	10.6
Range Resources Corp.	7.6	10.0
Ultra Petroleum Corp.	6.8	4.7
Valero Energy Corp.	6.7	9.3
Chesapeake Energy Corp.	6.6	3.3
EOG Resources, Inc.	5.5	4.0
Plains Exploration & Production Co.	5.5	4.0
Southwestern Energy Co.	4.8	1.0
XTO Energy, Inc.	4.5	4.1
Transocean, Inc.	4.3	1.9
	60.5
Top Industries (% of fund's net assets)
As of February 29, 2008
Oil, Gas & Consumable Fuels	76.2%
Energy Equipment & Services	15.2%
Independent Power Producers & Energy Traders	3.1%
Electric Utilities	1.7%
Electrical Equipment	1.4%
All Others*	2.4%

As of August 31, 2007
Oil, Gas & Consumable Fuels	74.4%
Energy Equipment & Services	16.7%
Independent Power Producers & Energy Traders	4.8%
Electric Utilities	2.9%
Electrical Equipment	0.5%
All Others*	0.7%

* Includes short-term investments and net other assets.

Annual Report

Select Natural Gas Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Specialized Finance - 0.2%
Climate Exchange PLC (a)	169,100	$ 4,239,356
ELECTRIC UTILITIES - 1.7%
Electric Utilities - 1.7%
Enernoc, Inc. (d)	87,500	1,293,250
Reliant Energy, Inc. (a)(d)	1,122,200	25,586,160
		26,879,410
ELECTRICAL EQUIPMENT - 1.4%
Electrical Components & Equipment - 1.0%
JA Solar Holdings Co. Ltd. ADR	75,900	1,084,611
Orion Energy Systems, Inc.	30,000	270,600
Renewable Energy Corp. AS (a)	292,700	7,158,579
Sunpower Corp. Class A (a)	10,900	716,348
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	182,600	6,787,242
		16,017,380
Heavy Electrical Equipment - 0.4%
Suzlon Energy Ltd.	150,000	1,043,598
Vestas Wind Systems AS (a)	47,700	4,835,236
		5,878,834
TOTAL ELECTRICAL EQUIPMENT		21,896,214
ENERGY EQUIPMENT & SERVICES - 15.2%
Oil & Gas Drilling - 11.5%
Atwood Oceanics, Inc. (a)	273,145	25,427,068
Diamond Offshore Drilling, Inc.	366,300	44,260,029
ENSCO International, Inc.	136,600	8,174,144
Helmerich & Payne, Inc.	64,200	2,878,086
Nabors Industries Ltd. (a)	340,100	10,723,353
Pride International, Inc. (a)	470,500	16,674,520
Rowan Companies, Inc. (d)	182,100	7,340,451
Transocean, Inc. (a)	487,827	68,544,572
		184,022,223
Oil & Gas Equipment & Services - 3.7%
Baker Hughes, Inc.	1,100	74,019
Cameron International Corp. (a)	358,600	15,233,328
Emer International Group Ltd. (a)	1,702,000	706,272
Expro International Group PLC	322,100	7,999,199
Exterran Holdings, Inc. (a)	48,300	3,364,095
Helix Energy Solutions Group, Inc. (a)	2,600	91,572
National Oilwell Varco, Inc. (a)	208,456	12,986,809
Oceaneering International, Inc. (a)	44,900	2,694,000
Oil States International, Inc. (a)	80,200	3,381,232
Schlumberger Ltd. (NY Shares)	8,700	752,115
Smith International, Inc.	66,790	4,209,774
Weatherford International Ltd. (a)	112,100	7,725,932
		59,218,347
TOTAL ENERGY EQUIPMENT & SERVICES		243,240,570

	Shares	Value
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
Questar Corp.	25,900	$ 1,430,975
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 3.1%
Independent Power Producers & Energy Traders - 3.1%
Clipper Windpower PLC (a)	406,700	4,776,144
Constellation Energy Group, Inc.	1,300	114,855
Dynegy, Inc. Class A (a)	5,781,600	42,783,840
NRG Energy, Inc. (a)	51,600	2,129,532
		49,804,371
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Ivanhoe Mines Ltd. (a)	50,000	651,898
OIL, GAS & CONSUMABLE FUELS - 75.6%
Coal & Consumable Fuels - 3.1%
Arch Coal, Inc.	37,800	1,931,202
CONSOL Energy, Inc.	200,300	15,218,794
Evergreen Energy, Inc. (a)(d)(e)	5,399,315	11,608,527
International Coal Group, Inc. (a)(d)	476,800	2,965,696
Peabody Energy Corp.	64,600	3,657,652
PT Bumi Resources Tbk	16,479,500	13,450,584
Uranium One, Inc. (a)	157,100	828,565
		49,661,020
Integrated Oil & Gas - 1.2%
Hess Corp.	190,200	17,722,836
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,900	222,946
Suncor Energy, Inc.	7,000	722,016
		18,667,798
Oil & Gas Exploration & Production - 57.7%
Apache Corp.	134,700	15,451,437
Aurora Oil & Gas Corp. (a)	3,958,153	2,612,381
Cabot Oil & Gas Corp.	731,725	36,403,319
Canadian Natural Resources Ltd.	21,800	1,634,031
Chesapeake Energy Corp. (d)	2,326,900	105,222,418
Concho Resources, Inc.	18,900	440,370
Denbury Resources, Inc. (a)	641,000	20,441,490
EOG Resources, Inc. (d)	743,700	88,492,863
Forest Oil Corp. (a)	270,763	13,356,739
Newfield Exploration Co. (a)(d)	322,400	17,854,512
Noble Energy, Inc. (d)	226,900	17,562,060
Plains Exploration & Production Co. (a)	1,635,650	88,325,100
Quicksilver Gas Services LP	210,600	5,069,142
Quicksilver Resources, Inc. (a)(d)	3,834,654	131,912,100
Range Resources Corp.	1,997,700	122,219,286
Southwestern Energy Co. (a)	1,186,800	77,414,964
Ultra Petroleum Corp. (a)(d)	1,382,801	108,508,394
XTO Energy, Inc.	1,169,175	72,149,789
		925,070,395
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Refining & Marketing - 11.4%
CVR Energy, Inc. (d)	285,000	$ 8,008,500
Frontier Oil Corp.	221,200	7,899,052
Holly Corp.	143,500	7,661,465
Petroplus Holdings AG (a)	28,564	1,896,485
Reliance Industries Ltd.	112,908	6,900,013
Tesoro Corp.	818,319	30,392,368
Valero Energy Corp.	1,875,000	108,318,750
Western Refining, Inc. (d)	625,000	12,450,000
		183,526,633
Oil & Gas Storage & Transport - 2.2%
Boardwalk Pipeline Partners, LP	188,000	4,459,360
Copano Energy LLC (d)	514,003	18,735,409
Williams Partners LP	325,333	12,079,614
		35,274,383
TOTAL OIL, GAS & CONSUMABLE FUELS		1,212,200,229
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Real Estate Management & Development - 0.2%
Indiabulls Real Estate Ltd. (a)	200,000	3,130,597
TOTAL COMMON STOCKS (Cost $1,121,124,294)		1,563,473,620
Nonconvertible Bonds - 0.6%
Principal Amount
OIL, GAS & CONSUMABLE FUELS - 0.6%
Oil & Gas Storage & Transport - 0.6%
Morgan Stanley 4/15/08 Sr. Notes Exchangeable for Common Stock of Plains All American Pipeline, L.P. (f) (Cost $12,001,591)	$ 12,000,000	9,625,200
Money Market Funds - 12.5%
	Shares
Fidelity Cash Central Fund, 3.24% (b)	22,307,924	22,307,924
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	177,793,940	177,793,940
TOTAL MONEY MARKET FUNDS (Cost $200,101,864)		200,101,864
TOTAL INVESTMENT PORTFOLIO - 110.6% (Cost $1,333,227,749)		1,773,200,684
NET OTHER ASSETS - (10.6)%		(169,930,712)
NET ASSETS - 100%		$ 1,603,269,972
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,625,200 or 0.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 923,147
Fidelity Securities Lending Cash Central Fund	995,735
Total	$ 1,918,882
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Evergreen Energy, Inc.	$ 9,148,390	$ 30,219,062	$ 7,032,474	$ -	$ 11,608,527
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.0%
Canada	7.1%
United Kingdom	1.0%
Others (individually less than 1%)	2.9%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $168,855,311) - See accompanying schedule: Unaffiliated issuers (cost $1,099,911,452)	$ 1,561,490,293
Fidelity Central Funds (cost $200,101,864)	200,101,864
Other affiliated issuers (cost $33,214,433)	11,608,527
Total Investments (cost $1,333,227,749)		$ 1,773,200,684
Receivable for fund shares sold		13,645,735
Dividends receivable		840,393
Distributions receivable from Fidelity Central Funds		212,905
Prepaid expenses		3,455
Other receivables		3,963
Total assets		1,787,907,135

Liabilities
Payable for investments purchased	$ 4,190,637
Payable for fund shares redeemed	1,256,061
Accrued management fee	690,357
Other affiliated payables	313,032
Other payables and accrued expenses	393,136
Collateral on securities loaned, at value	177,793,940
Total liabilities		184,637,163

Net Assets		$ 1,603,269,972
Net Assets consist of:
Paid in capital		$ 1,080,200,585
Accumulated net investment loss		(2,473,455)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		85,889,499
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		439,653,343
Net Assets, for 32,122,482 shares outstanding		$ 1,603,269,972
Net Asset Value, offering price and redemption price per share ($1,603,269,972 ÷ 32,122,482 shares)		$ 49.91

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 7,751,601
Interest		47,982
Income from Fidelity Central Funds (including $995,735 from security lending)		1,918,882
Total income		9,718,465

Expenses
Management fee	$ 7,228,421
Transfer agent fees	3,134,956
Accounting and security lending fees	436,519
Custodian fees and expenses	64,759
Independent trustees' compensation	4,656
Registration fees	79,282
Audit	40,582
Legal	9,694
Interest	8,233
Miscellaneous	62,754
Total expenses before reductions	11,069,856
Expense reductions	(61,340)	11,008,516
Net investment income (loss)		(1,290,051)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $445,908)	159,877,935
Other affiliated issuers	(1,234,615)
Foreign currency transactions	(38,246)
Total net realized gain (loss)		158,605,074
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $319,594)	235,843,454
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		235,843,456
Net gain (loss)		394,448,530
Net increase (decrease) in net assets resulting from operations		$ 393,158,479

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,290,051)	$ (1,106,497)
Net realized gain (loss)	158,605,074	143,236,503
Change in net unrealized appreciation (depreciation)	235,843,456	(35,828,546)
Net increase (decrease) in net assets resulting from operations	393,158,479	106,301,460
Distributions to shareholders from net realized gain	(114,570,067)	(105,118,798)
Share transactions Proceeds from sales of shares	801,203,677	573,033,635
Reinvestment of distributions	105,819,959	100,548,446
Cost of shares redeemed	(608,096,713)	(1,205,228,167)
Net increase (decrease) in net assets resulting from share transactions	298,926,923	(531,646,086)
Redemption fees	165,396	473,958
Total increase (decrease) in net assets	577,680,731	(529,989,466)

Net Assets
Beginning of period	1,025,589,241	1,555,578,707
End of period (including accumulated net investment loss of $2,473,455 and undistributed net investment income of $88,807, respectively)	$ 1,603,269,972	$ 1,025,589,241
Other Information Shares
Sold	17,460,484	14,468,811
Issued in reinvestment of distributions	2,363,894	2,485,813
Redeemed	(13,596,684)	(31,092,157)
Net increase (decrease)	6,227,694	(14,137,533)

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 39.61	$ 38.86	$ 34.41	$ 23.00	$ 17.42
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03) F	(.09)	.01	(.09)
Net realized and unrealized gain (loss)	14.53	4.08	8.58	11.83	5.65
Total from investment operations	14.48	4.05	8.49	11.84	5.56
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	(4.19)	(3.31)	(4.08)	(.44)	-
Redemption fees added to paid in capital C	.01	.01	.04	.03	.02
Net asset value, end of period	$ 49.91	$ 39.61	$ 38.86	$ 34.41	$ 23.00
Total Return A, B	38.08%	10.43%	26.28%	52.01%	32.03%
Ratios to Average Net Assets D, G
Expenses before reductions	.85%	.90%	.95%	.98%	1.21%
Expenses net of fee waivers, if any	.85%	.90%	.95%	.98%	1.21%
Expenses net of all reductions	.85%	.89%	.88%	.94%	1.14%
Net investment income (loss)	(.10)%	(.09)% F	(.24)%	.02%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,603,270	$ 1,025,589	$ 1,555,579	$ 947,538	$ 224,475
Portfolio turnover rate E	68%	59%	148%	190%	171%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%. GExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. HFor the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Natural Resources Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Natural Resources Portfolio	41.62%	32.42%	16.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Natural Resources Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Natural Resources Portfolio

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Select Natural Resources Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund's 41.62% return solidly beat the S&P 500® index and the 34.01% gain of the Standard & Poor's® GSSI Natural Resources Index. Strong stock selection and key overweightings in the fertilizer and coal industries were critical to this outperformance of the S&P® GSSI index, as were my choices within oil and gas drilling and natural gas. Rising commodities prices and currency fluctuations also boosted returns. Unfortunately, an underweighting in the gold and metals/mining industries curbed gains slightly. A large, non-index position in fertilizer company Mosaic helped this stock become the fund's leading contributor. Overweighted stakes in U.S. coal company CONSOL Energy, drilling equipment manufacturer National Oilwell Varco, and natural gas producer Range Resources also contributed. An out-of-benchmark position in Brazilian oil company Petrobras boosted returns as well. On the other hand, an outsized stake in Titanium Metals and an out-of-benchmark position in titanium mining company RTI International Metals dampened returns due to airline project delays. Underweightings in diversified mining company Freeport McMoRan Copper & Gold and aluminum company Alcan also detracted, as did an overweighting in oil refiner Valero Energy. Alcan was acquired during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Natural Resources Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
CONSOL Energy, Inc.	4.0	0.8
National Oilwell Varco, Inc.	4.0	5.0
Schlumberger Ltd. (NY Shares)	4.0	6.4
Exxon Mobil Corp.	4.0	7.0
Valero Energy Corp.	4.0	3.9
Peabody Energy Corp.	3.5	1.4
XTO Energy, Inc.	2.7	1.4
Transocean, Inc.	2.6	1.5
Range Resources Corp.	2.5	2.1
EOG Resources, Inc.	2.4	1.1
	33.7
Top Industries (% of fund's net assets)
As of February 29, 2008
Oil, Gas & Consumable Fuels	56.8%
Energy Equipment & Services	23.0%
Metals & Mining	10.5%
Chemicals	3.4%
Electrical Equipment	2.6%
All Others*	3.7%

As of August 31, 2007
Oil, Gas & Consumable Fuels	48.3%
Energy Equipment & Services	26.8%
Metals & Mining	10.0%
Chemicals	3.1%
Independent Power Producers & Energy Traders	2.3%
All Others*	9.5%

* Includes short-term investments and net other assets.

Annual Report

Select Natural Resources Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CHEMICALS - 3.4%
Commodity Chemicals - 0.3%
Calgon Carbon Corp. (a)	146,700	$ 2,397,078
Formosa Chemicals & Fibre Corp.	1,255,830	3,051,876
Georgia Gulf Corp.	20,650	125,139
Tokai Carbon Co. Ltd.	22,000	187,403
		5,761,496
Fertilizers & Agricultural Chemicals - 2.6%
CF Industries Holdings, Inc.	109,300	13,343,344
Potash Corp. of Saskatchewan, Inc.	95,700	15,206,730
The Mosaic Co. (a)	313,200	34,859,160
		63,409,234
Specialty Chemicals - 0.5%
Albemarle Corp.	309,400	11,738,636
Tokuyama Corp.	120,000	893,626
		12,632,262
TOTAL CHEMICALS		81,802,992
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Clean Harbors, Inc. (a)	7,200	442,944
CONSTRUCTION & ENGINEERING - 0.7%
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	327,600	15,239,952
Jacobs Engineering Group, Inc. (a)	1,100	88,319
Quanta Services, Inc. (a)	71,790	1,714,345
		17,042,616
CONTAINERS & PACKAGING - 0.1%
Paper Packaging - 0.1%
Smurfit-Stone Container Corp. (a)	252,300	2,005,785
Temple-Inland, Inc.	59,900	822,427
		2,828,212
ELECTRIC UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp.	33,800	1,533,844
Reliant Energy, Inc. (a)	69,600	1,586,880
		3,120,724
ELECTRICAL EQUIPMENT - 2.6%
Electrical Components & Equipment - 1.6%
Energy Conversion Devices, Inc. (a)	100	2,657
First Solar, Inc. (a)	4,100	841,320
JA Solar Holdings Co. Ltd. ADR	724,500	10,353,105
Q-Cells AG (a)	56,900	4,571,284
Renewable Energy Corp. AS (a)	112,800	2,758,755

	Shares	Value
Sunpower Corp. Class A (a)(d)	220,100	$ 14,464,972
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	172,000	6,393,240
		39,385,333
Heavy Electrical Equipment - 1.0%
Areva (investment certificates)(non-vtg.) (d)	900	953,222
Suzlon Energy Ltd.	30,000	208,720
Vestas Wind Systems AS (a)	225,400	22,848,266
		24,010,208
TOTAL ELECTRICAL EQUIPMENT		63,395,541
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Itron, Inc. (a)	34,700	3,307,951
ENERGY EQUIPMENT & SERVICES - 23.0%
Oil & Gas Drilling - 7.7%
Atwood Oceanics, Inc. (a)	195,600	18,208,404
Diamond Offshore Drilling, Inc.	172,400	20,831,092
Helmerich & Payne, Inc.	27,000	1,210,410
Hercules Offshore, Inc. (a)	1,194	30,256
Nabors Industries Ltd. (a)	1,435,800	45,270,774
Noble Corp.	465,900	22,898,985
Patterson-UTI Energy, Inc.	50,500	1,198,365
Pride International, Inc. (a)	389,800	13,814,512
Rowan Companies, Inc.	1,000	40,310
Transocean, Inc. (a)	445,120	62,543,811
		186,046,919
Oil & Gas Equipment & Services - 15.3%
Baker Hughes, Inc.	90	6,056
BJ Services Co.	187,200	4,855,968
Cameron International Corp. (a)	250,100	10,624,248
Compagnie Generale de Geophysique SA (a)(d)	84,900	20,710,095
Emer International Group Ltd. (a)	2,704,000	1,122,068
Expro International Group PLC	327,500	8,133,306
Exterran Holdings, Inc. (a)	110,750	7,713,738
FMC Technologies, Inc. (a)	315,400	17,870,564
Fugro NV (Certificaten Van Aandelen) unit	150,800	11,375,705
Global Industries Ltd. (a)	68,300	1,257,403
Halliburton Co.	100	3,830
NATCO Group, Inc. Class A (a)	28,909	1,377,514
National Oilwell Varco, Inc. (a)	1,550,122	96,572,601
Oceaneering International, Inc. (a)	182,300	10,938,000
Oil States International, Inc. (a)	4,400	185,504
Petroleum Geo-Services ASA	392,950	9,425,925
Saipem SpA	252,600	10,319,138
Schlumberger Ltd. (NY Shares)	1,116,352	96,508,630
Smith International, Inc.	594,300	37,458,729
Superior Energy Services, Inc. (a)	52,200	2,124,018
Tidewater, Inc.	76,900	4,317,935
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
W-H Energy Services, Inc. (a)	19,500	$ 1,225,965
Weatherford International Ltd. (a)	259,990	17,918,511
		372,045,451
TOTAL ENERGY EQUIPMENT & SERVICES		558,092,370
FOOD PRODUCTS - 0.0%
Agricultural Products - 0.0%
Archer Daniels Midland Co.	3,100	139,810
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
Questar Corp.	29,400	1,624,350
Zhongyu Gas Holdings Ltd. (a)	12,744,000	1,383,226
		3,007,576
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.6%
Independent Power Producers & Energy Traders - 1.6%
AES Corp. (a)	206,200	3,707,476
Constellation Energy Group, Inc.	65,800	5,813,430
Dynegy, Inc. Class A (a)	159,784	1,182,402
Mirant Corp. (a)	375,800	13,904,600
NRG Energy, Inc. (a)	318,770	13,155,638
		37,763,546
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
McDermott International, Inc. (a)	100	5,222
MACHINERY - 0.0%
Construction & Farm Machinery & Heavy Trucks - 0.0%
Joy Global, Inc.	50	3,319
Trinity Industries, Inc.	28,200	794,394
		797,713
METALS & MINING - 10.5%
Aluminum - 1.0%
Alcoa, Inc.	654,900	24,322,986
Century Aluminum Co. (a)	1,900	125,647
		24,448,633
Diversified Metals & Mining - 1.8%
Freeport-McMoRan Copper & Gold, Inc. Class B	162,267	16,366,250
RTI International Metals, Inc. (a)	255,138	13,999,422
Teck Cominco Ltd. Class B (sub. vtg.)	3,400	135,682
Titanium Metals Corp. (d)	670,376	13,823,153
		44,324,507
Gold - 6.9%
Barrick Gold Corp.	505,400	26,295,900
Eldorado Gold Corp. (a)	1,240,100	8,607,167
Gold Fields Ltd. sponsored ADR	653,000	9,266,070
Goldcorp, Inc.	524,100	22,629,957

	Shares	Value
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	401,100	$ 4,869,354
IAMGOLD Corp.	963,200	7,791,344
Kinross Gold Corp. (a)	256,167	6,338,770
Lihir Gold Ltd. (a)	4,167,781	16,140,714
Newcrest Mining Ltd.	690,632	24,010,889
Newmont Mining Corp.	343,400	17,571,778
Randgold Resources Ltd. sponsored ADR	291,600	15,058,224
Royal Gold, Inc.	74,200	2,338,042
Yamana Gold, Inc.	330,000	5,939,027
		166,857,236
Precious Metals & Minerals - 0.5%
Aquarius Platinum Ltd. (United Kingdom)	734,500	11,020,444
Shore Gold, Inc. (a)	221,300	1,005,245
		12,025,689
Steel - 0.3%
Allegheny Technologies, Inc.	900	69,615
ArcelorMittal SA (NY Reg.) Class A	91,100	6,925,422
Hitachi Metals Ltd.	10,000	139,824
		7,134,861
TOTAL METALS & MINING		254,790,926
OIL, GAS & CONSUMABLE FUELS - 56.8%
Coal & Consumable Fuels - 9.5%
Alpha Natural Resources, Inc. (a)	16,400	664,856
Arch Coal, Inc.	354,600	18,116,514
Cameco Corp.	242,600	9,503,816
CONSOL Energy, Inc.	1,280,100	97,261,996
Foundation Coal Holdings, Inc.	178,800	10,329,276
International Coal Group, Inc. (a)	218,100	1,356,582
Massey Energy Co.	150,100	5,742,826
Natural Resource Partners LP	39,500	1,267,160
Peabody Energy Corp. (d)	1,512,000	85,609,440
USEC, Inc. (a)	1,600	10,208
		229,862,674
Integrated Oil & Gas - 15.2%
ConocoPhillips	670,830	55,484,349
Exxon Mobil Corp.	1,104,415	96,095,149
Hess Corp.	416,400	38,800,152
Husky Energy, Inc. (d)	87,600	3,712,128
Marathon Oil Corp.	733,100	38,971,596
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	600	82,078
OAO Gazprom sponsored ADR	150,257	7,518,860
Occidental Petroleum Corp.	479,200	37,075,704
OMV AG	61,435	4,438,543
Petro-Canada	28,900	1,383,547
Petroleo Brasileiro SA - Petrobras sponsored ADR	382,600	44,894,284
SandRidge Energy, Inc.	9,400	353,816
Suncor Energy, Inc.	393,700	40,608,252
		369,418,458
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - 22.8%
American Oil & Gas, Inc. NV (a)	162,600	$ 780,480
Anadarko Petroleum Corp.	1,800	114,732
Apache Corp.	141,300	16,208,523
Aurora Oil & Gas Corp. (a)	12,100	7,986
Cabot Oil & Gas Corp.	910,700	45,307,325
Canadian Natural Resources Ltd.	505,100	37,860,044
Chesapeake Energy Corp.	982,100	44,410,562
Comstock Resources, Inc. (a)	1,300	47,190
Denbury Resources, Inc. (a)	127,400	4,062,786
Devon Energy Corp.	800	82,176
EnCana Corp.	262,784	20,036,262
EOG Resources, Inc.	484,200	57,614,958
EXCO Resources, Inc. (a)	3,600	62,460
Forest Oil Corp. (a)	67,378	3,323,757
Goodrich Petroleum Corp. (a)	4,300	103,759
Hugoton Royalty Trust	19,957	563,785
Mariner Energy, Inc. (a)	85,124	2,360,489
Newfield Exploration Co. (a)	276,200	15,295,956
Nexen, Inc.	233,000	7,269,041
Noble Energy, Inc. (d)	176,200	13,637,880
OPTI Canada, Inc. (a)	332,300	5,841,969
Penn West Energy Trust	62,800	1,772,861
Petrohawk Energy Corp. (a)	1,683,540	30,438,403
Plains Exploration & Production Co. (a)	230,143	12,427,722
Quicksilver Resources, Inc. (a)	590,700	20,320,080
Range Resources Corp.	1,005,873	61,539,310
Southwestern Energy Co. (a)	855,700	55,817,311
Ultra Petroleum Corp. (a)	391,300	30,705,311
Vanguard Natural Resources LLC	11,200	182,112
XTO Energy, Inc.	1,071,850	66,143,864
		554,339,094
Oil & Gas Refining & Marketing - 7.1%
Frontier Oil Corp.	373,700	13,344,827
Holly Corp.	38,400	2,050,176
Neste Oil Oyj	2,600	90,963
Petroplus Holdings AG (a)	41,984	2,787,496
Sunoco, Inc.	294,600	17,994,168
Tesoro Corp.	970,300	36,036,942
Valero Energy Corp.	1,659,188	95,851,291
Western Refining, Inc.	162,900	3,244,968
		171,400,831

	Shares	Value
Oil & Gas Storage & Transport - 2.2%
Copano Energy LLC	3,700	$ 134,865
El Paso Pipeline Partners LP	156,400	3,666,016
Energy Transfer Equity LP	130,500	4,340,430
Williams Companies, Inc.	1,296,100	46,685,522
		54,826,833
TOTAL OIL, GAS & CONSUMABLE FUELS		1,379,847,890
PAPER & FOREST PRODUCTS - 0.0%
Forest Products - 0.0%
Weyerhaeuser Co.	100	6,120
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
Real Estate Management & Development - 0.0%
Forestar Real Estate Group, Inc. (a)	19,966	486,771
TOTAL COMMON STOCKS (Cost $1,833,852,895)		2,406,878,924
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 3.24% (b)	48,154,695	48,154,695
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	41,804,686	41,804,686
TOTAL MONEY MARKET FUNDS (Cost $89,959,381)		89,959,381
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $1,923,812,276)		2,496,838,305
NET OTHER ASSETS - (2.8)%		(68,463,338)
NET ASSETS - 100%		$ 2,428,374,967
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,442,101
Fidelity Securities Lending Cash Central Fund	270,088
Total	$ 1,712,189
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	73.3%
Canada	10.4%
Netherlands Antilles	4.0%
Brazil	1.8%
Cayman Islands	1.6%
Netherlands	1.1%
Australia	1.0%
Denmark	1.0%
Others (individually less than 1%)	5.8%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $39,021,804) - See accompanying schedule: Unaffiliated issuers (cost $1,833,852,895)	$ 2,406,878,924
Fidelity Central Funds (cost $89,959,381)	89,959,381
Total Investments (cost $1,923,812,276)		$ 2,496,838,305
Receivable for investments sold		17,306,875
Receivable for fund shares sold		13,383,644
Dividends receivable		2,369,728
Distributions receivable from Fidelity Central Funds		83,658
Prepaid expenses		5,190
Other receivables		33,477
Total assets		2,530,020,877

Liabilities
Payable for investments purchased	$ 56,032,016
Payable for fund shares redeemed	2,156,276
Accrued management fee	1,063,245
Other affiliated payables	494,095
Other payables and accrued expenses	95,592
Collateral on securities loaned, at value	41,804,686
Total liabilities		101,645,910

Net Assets		$ 2,428,374,967
Net Assets consist of:
Paid in capital		$ 1,817,363,438
Undistributed net investment income		700,062
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		37,283,859
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		573,027,608
Net Assets, for 62,272,902 shares outstanding		$ 2,428,374,967
Net Asset Value, offering price and redemption price per share ($2,428,374,967 ÷ 62,272,902 shares)		$ 39.00

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 14,363,079
Interest		5,331
Income from Fidelity Central Funds (including $270,088 from security lending)		1,712,189
Total income		16,080,599

Expenses
Management fee	$ 9,585,884
Transfer agent fees	4,102,958
Accounting and security lending fees	539,575
Custodian fees and expenses	85,051
Independent trustees' compensation	5,991
Registration fees	148,173
Audit	41,050
Legal	7,435
Interest	25,218
Miscellaneous	85,801
Total expenses before reductions	14,627,136
Expense reductions	(140,770)	14,486,366
Net investment income (loss)		1,594,233
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	87,968,637
Foreign currency transactions	59,430
Total net realized gain (loss)		88,028,067
Change in net unrealized appreciation (depreciation) on: Investment securities	394,029,938
Assets and liabilities in foreign currencies	1,792
Total change in net unrealized appreciation (depreciation)		394,031,730
Net gain (loss)		482,059,797
Net increase (decrease) in net assets resulting from operations		$ 483,654,030

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,594,233	$ 3,327,214
Net realized gain (loss)	88,028,067	45,326,211
Change in net unrealized appreciation (depreciation)	394,031,730	27,988,507
Net increase (decrease) in net assets resulting from operations	483,654,030	76,641,932
Distributions to shareholders from net investment income	(1,264,149)	(2,640,805)
Distributions to shareholders from net realized gain	(70,917,949)	(34,829,928)
Total distributions	(72,182,098)	(37,470,733)
Share transactions Proceeds from sales of shares	1,775,253,829	1,116,394,207
Reinvestment of distributions	69,411,696	36,219,564
Cost of shares redeemed	(786,519,744)	(1,114,690,019)
Net increase (decrease) in net assets resulting from share transactions	1,058,145,781	37,923,752
Redemption fees	314,569	508,195
Total increase (decrease) in net assets	1,469,932,282	77,603,146

Net Assets
Beginning of period	958,442,685	880,839,539
End of period (including undistributed net investment income of $700,062 and undistributed net investment income of $907,896, respectively)	$ 2,428,374,967	$ 958,442,685
Other Information Shares
Sold	49,318,162	40,071,811
Issued in reinvestment of distributions	1,934,801	1,283,333
Redeemed	(22,315,817)	(42,071,305)
Net increase (decrease)	28,937,146	(716,161)

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 28.75	$ 25.87	$ 20.07	$ 14.90	$ 11.04
Income from Investment Operations
Net investment income (loss) C	.03	.08	.05	.09	.03
Net realized and unrealized gain (loss)	11.74	3.81	6.72	5.42	3.82
Total from investment operations	11.77	3.89	6.77	5.51	3.85
Distributions from net investment income	(.03)	(.07)	(.04)	(.07)	-
Distributions from net realized gain	(1.50)	(.95)	(.95)	(.28)	-
Total distributions	(1.53)	(1.02)	(.99)	(.35)	-
Redemption fees added to paid in capital C	.01	.01	.02	.01	.01
Net asset value, end of period	$ 39.00	$ 28.75	$ 25.87	$ 20.07	$ 14.90
Total Return A, B	41.62%	15.18%	34.50%	37.51%	34.96%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.93%	.99%	1.04%	1.59%
Expenses net of fee waivers, if any	.85%	.93%	.99%	1.04%	1.59%
Expenses net of all reductions	.85%	.92%	.93%	1.00%	1.59%
Net investment income (loss)	.09%	.31%	.21%	.55%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,428,375	$ 958,443	$ 880,840	$ 308,695	$ 76,778
Portfolio turnover rate E	44%	116%	119%	101%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. GFor the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non diversified with the exception of Natural Resources Portfolio. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The Natural Resources Portfolio may also invest in certain precious metals. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. For the Natural Gas Fund and Natural Resource Fund, certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Energy Portfolio	$ 2,107,195,271	$ 1,113,603,341	$ (55,943,577)	$ 1,057,659,764
Energy Service Portfolio	1,654,475,574	794,501,920	(35,046,577)	759,455,343
Natural Gas Portfolio	1,337,101,207	513,732,062	(77,632,585)	436,099,477
Natural Resources Portfolio	1,928,198,058	646,510,316	(77,870,069)	568,640,247
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Energy Portfolio	$ 323,671	$ 62,351,915
Energy Service Portfolio	-	95,700,582
Natural Gas Portfolio	7,107,462	65,782,546
Natural Resources Portfolio	511,746	30,465,117

The tax character of distributions paid was as follows:

February 29, 2008
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 2,129,374	$ 176,432,494	$ 178,561,868
Energy Service Portfolio	-	48,414,370	48,414,370
Natural Gas Portfolio	14,490,433	100,079,634	114,570,067
Natural Resources Portfolio	1,264,149	70,917,949	72,182,098

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

February 28, 2007
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 78,563,119	$ 152,938,430	$ 231,501,549
Energy Service Portfolio	2,760,766	89,450,223	92,210,989
Natural Gas Portfolio	25,399,488	79,719,310	105,118,798
Natural Resources Portfolio	13,833,491	23,637,242	37,470,733

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	1,626,974,900	1,478,136,507
Energy Service Portfolio	1,769,199,661	1,249,024,152
Natural Gas Portfolio	1,016,368,123	865,835,954
Natural Resources Portfolio	1,716,666,158	747,899,564

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.26%	.56%
Energy Service Portfolio	.30%	.26%	.56%
Natural Gas Portfolio	.30%	.26%	.56%
Natural Resources Portfolio	.30%	.26%	.56%

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.24%
Energy Service Portfolio	.22%
Natural Gas Portfolio	.24%
Natural Resources Portfolio	.24%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 10,143
Energy Service Portfolio	7,933
Natural Gas Portfolio	6,810
Natural Resources Portfolio	7,779

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 15,576,563	4.45%	$ 30,824
Energy Service Portfolio	Borrower	15,481,400	4.40%	66,227
Natural Gas Portfolio	Borrower	6,048,400	4.90%	8,233
Natural Resources Portfolio	Borrower	14,364,643	4.51%	25,218

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Energy Portfolio	$ 6,121
Energy Service Portfolio	4,298
Natural Gas Portfolio	2,913
Natural Resources Portfolio	3,693

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash

Annual Report

8. Security Lending - continued

Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Energy Service Portfolio	$ 4,440,000	3.81%

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Energy Portfolio	$ 42,456	$ -	$ 33,643
Energy Service Portfolio	24,147	-	22,878
Natural Gas Portfolio	39,134	-	21,933
Natural Resources Portfolio	92,092	3,519	44,922

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts:

Energy Portfolio	$ 36,056
Energy Service Portfolio	38,619
Natural Gas Portfolio	59,116
Natural Resources Portfolio	11,884

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (funds of Fidelity Select Portfolios) at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Energy Portfolio, Select Energy Services Portfolio, Select Natural Gas Portfolio, Select Natural Resources Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Energy Portfolio	04/14/08	04/11/08	$0.01	$1.26
Select Energy Service Portfolio	04/14/08	04/11/08	$0.00	$4.00
Select Natural Gas Portfolio	04/14/08	04/11/08	$0.00	$2.09
Select Natural Resources Portfolio	04/14/08	04/11/08	$0.01	$0.48

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select Energy Portfolio	$213,707,261
Select Energy Service Portfolio	$126,420,075
Select Natural Gas Portfolio	$121,073,977
Select Natural Resources Portfolio	$83,898,327

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Energy Portfolio	100%	0%
Select Natural Gas Portfolio	0%	20%
Select Natural Resources Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2007	December 2007
Select Energy Portfolio	100%	0%
Select Natural Gas Portfolio	0%	23%
Select Natural Resources Portfolio	100%	100%

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

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Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

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and Account Assistance 1-800-544-6666

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SELNR-UANN-0408
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Fidelity®

Select Portfolios®

Information Technology Sector

Select Communications Equipment Portfolio

Select Computers Portfolio

Select Electronics Portfolio

Select IT Services Portfolio

Select Networking and Infrastructure Portfolio

Select Software and Computer Services Portfolio

Select Technology Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	3
Shareholder Expense Example	4
Fund Updates*
Information Technology Sector
Communications Equipment	6
Computers	13
Electronics	20
IT Services	28
Networking and Infrastructure	35
Software and Computer Services	43
Technology	50
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	65
Trustees and Officers	66
Distributions	72
Proxy Voting Results	73

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Communications Equipment Portfolio
Actual	$ 1,000.00	$ 843.10	$ 4.26
HypotheticalA	$ 1,000.00	$ 1,020.24	$ 4.67
Computers Portfolio
Actual	$ 1,000.00	$ 874.30	$ 4.24
HypotheticalA	$ 1,000.00	$ 1,020.34	$ 4.57
Electronics Portfolio
Actual	$ 1,000.00	$ 753.70	$ 3.84
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.42
IT Services Portfolio
Actual	$ 1,000.00	$ 926.90	$ 5.08
HypotheticalA	$ 1,000.00	$ 1,019.59	$ 5.32
Networking and Infrastructure Portfolio
Actual	$ 1,000.00	$ 749.00	$ 4.31
HypotheticalA	$ 1,000.00	$ 1,019.94	$ 4.97
Software and Computer Services Portfolio
Actual	$ 1,000.00	$ 956.60	$ 4.18
HypotheticalA	$ 1,000.00	$ 1,020.59	$ 4.32
Technology Portfolio
Actual	$ 1,000.00	$ 853.20	$ 4.10
HypotheticalA	$ 1,000.00	$ 1,020.44	$ 4.47

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Communications Equipment Portfolio	.93%
Computers Portfolio	.91%
Electronics Portfolio	.88%
IT Services Portfolio	1.06%
Networking and Infrastructure Portfolio	.99%
Software and Computer Services Portfolio	.86%
Technology Portfolio	.89%

Annual Report

Select Communications Equipment Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Communications Equipment Portfolio A	-5.52%	14.22%	4.58%

A Prior to October 1, 2006, Select Communications Equipment Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Communications Equipment Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 IndexSM(S&P 500®) performed over the same period.

Annual Report

Select Communications Equipment Portfolio

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Select Communications Equipment Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund returned -5.52%, trailing the S&P 500® but beating the -8.02% loss of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Communications Equipment Index. Versus the MSCI index, stock selection in communications equipment aided the fund's performance, along with rewarding picks in consumer electronics, computer hardware and home entertainment software. Additionally, our foreign holdings were aided significantly by weakness in the U.S. dollar. Among individual holdings, a large position in Canada-based Research In Motion provided a huge boost to performance. The maker of the BlackBerry handheld messaging device continued to develop its core market of business users while rolling out new products aimed at the consumer market, along with pursuing opportunities overseas. A large underweighting in cellular handset maker and index component Motorola also proved timely. Taiwan-based High Tech Computer further boosted our results, as did Tele Atlas, a Dutch provider of digital map data. All the contributors I mentioned except for Motorola were out-of-index positions, and Tele Atlas and Motorola were sold by period end. Conversely, stock picking worked against us in semiconductors and in the Internet software and services group. An underweighted exposure to wireless technology provider QUALCOMM, a major index component whose stock managed a modest gain, detracted significantly. F5 Networks also worked against us, as did Powerwave Technologies, which makes equipment for wireless communications networks. A significant underweighting in major benchmark component Cisco Systems also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Communications Equipment Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	15.2	10.9
Research In Motion Ltd.	14.3	14.9
Corning, Inc.	7.8	6.8
Comverse Technology, Inc.	6.7	4.3
High Tech Computer Corp.	5.2	0.0
QUALCOMM, Inc.	4.9	9.7
Juniper Networks, Inc.	4.7	4.6
Nokia Corp. sponsored ADR	3.5	0.0
Powerwave Technologies, Inc.	2.6	4.7
Starent Networks Corp.	2.3	0.0
	67.2
Top Industries (% of fund's net assets)
As of February 29, 2008
Communications Equipment	80.3%
Computers & Peripherals	5.3%
Semiconductors & Semiconductor Equipment	4.4%
Software	3.8%
Electronic Equipment & Instruments	1.3%
All Others*	4.9%

As of August 31, 2007
Communications Equipment	80.5%
Software	8.1%
Semiconductors & Semiconductor Equipment	5.2%
Computers & Peripherals	1.5%
Household Durables	1.5%
All Others*	3.2%

* Includes short-term investments and net other assets.

Annual Report

Select Communications Equipment Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Diversified Commercial & Professional Services - 0.4%
China Security & Surveillance Technology, Inc. (a)(d)	64,100	$ 957,654
COMMUNICATIONS EQUIPMENT - 80.0%
Communications Equipment - 80.0%
Acme Packet, Inc. (a)	2,500	20,050
ADC Telecommunications, Inc. (a)	384,800	5,260,216
Adtran, Inc.	110,600	2,037,252
ADVA AG Optical Networking (a)(d)	246,763	749,172
Airvana, Inc. (d)	213,000	1,013,880
Arris Group, Inc. (a)	610,233	3,508,840
Aruba Networks, Inc.	4,200	23,562
AudioCodes Ltd. (a)	445,190	1,883,154
Ceragon Networks Ltd. (a)	4,100	35,506
Cisco Systems, Inc. (a)	1,504,931	36,675,169
Comtech Group, Inc. (a)	510,000	5,334,600
Comverse Technology, Inc. (a)	979,710	16,135,824
Corning, Inc. (d)	810,300	18,823,269
F5 Networks, Inc. (a)	106,900	2,368,904
Finisar Corp. (a)	86,500	139,265
Foundry Networks, Inc. (a)	212,100	2,517,627
Foxconn International Holdings Ltd. (a)	80,000	125,324
Harris Stratex Networks, Inc. Class A (a)	481,455	4,833,808
Infinera Corp.	41,874	489,088
Ixia (a)	151,737	1,139,545
Juniper Networks, Inc. (a)(d)	423,859	11,367,898
Nokia Corp. sponsored ADR	237,200	8,541,572
Opnext, Inc.	15,900	73,458
Optium Corp. (a)	900	6,174
Polycom, Inc. (a)	44,200	963,560
Powerwave Technologies, Inc. (a)(d)	2,163,100	6,186,466
QUALCOMM, Inc.	279,900	11,859,363
Research In Motion Ltd. (a)(d)	332,100	34,471,980
Riverbed Technology, Inc. (a)	72,700	1,458,362
Sandvine Corp. (U.K.) (a)	1,762,900	5,321,617
Sonus Networks, Inc. (a)(d)	900,296	2,988,983
Starent Networks Corp.	358,300	5,636,059
Symmetricom, Inc. (a)	262,355	897,254
		192,886,801
COMPUTERS & PERIPHERALS - 5.3%
Computer Hardware - 5.3%
Compal Electronics, Inc.	248,865	224,297
High Tech Computer Corp.	612,000	12,633,952
NEC Corp. sponsored ADR	700	3,010
		12,861,259
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	2,805
TOTAL COMPUTERS & PERIPHERALS		12,864,064

	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Alternative Carriers - 0.2%
Level 3 Communications, Inc. (a)(d)	223,600	$ 498,628
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
Electronic Equipment & Instruments - 1.0%
Chi Mei Optoelectronics Corp.	432,241	568,534
HannStar Display Corp. (a)	1,960,704	843,392
Nippon Electric Glass Co. Ltd.	72,000	1,043,876
		2,455,802
Electronic Manufacturing Services - 0.3%
Trimble Navigation Ltd. (a)	27,000	738,180
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		3,193,982
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
athenahealth, Inc.	300	9,756
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
DivX, Inc. (a)	400	3,932
RADVision Ltd. (a)	112,250	834,018
		837,950
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
Semiconductors - 4.4%
Actel Corp. (a)	19,449	230,471
AMIS Holdings, Inc. (a)	226,200	1,542,684
Applied Micro Circuits Corp. (a)	106,642	792,350
Broadcom Corp. Class A (a)	40,100	758,291
Conexant Systems, Inc. (a)	432,400	229,172
Exar Corp. (a)	6,701	52,670
Hittite Microwave Corp. (a)	18,600	615,846
Ikanos Communications, Inc. (a)	1,700	7,752
Marvell Technology Group Ltd. (a)	188,000	2,126,280
Mindspeed Technologies, Inc. (a)	440,463	255,469
MIPS Technologies, Inc. (a)	48,602	180,313
Pericom Semiconductor Corp. (a)	58,100	774,473
Pixelplus Co. Ltd. sponsored ADR (a)	123,700	70,509
PLX Technology, Inc. (a)	48,400	312,664
PMC-Sierra, Inc. (a)	98,100	469,899
Spreadtrum Communications, Inc. ADR (d)	270,600	2,040,324
Transmeta Corp. (a)(d)	11,835	149,594
		10,608,761
SOFTWARE - 3.8%
Application Software - 2.2%
ECtel Ltd. (a)	2,790	7,087
Smith Micro Software, Inc. (a)(d)	209,300	1,071,616
Taleo Corp. Class A (a)	1,800	34,308
Ulticom, Inc. (a)	608,678	4,260,746
		5,373,757
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Home Entertainment Software - 1.6%
Ubisoft Entertainment SA (a)	44,000	$ 3,697,741
Systems Software - 0.0%
Allot Communications Ltd. (a)	9,500	26,600
TOTAL SOFTWARE		9,098,098
TOTAL COMMON STOCKS (Cost $273,194,539)		230,955,694
Convertible Bonds - 0.3%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Ciena Corp. 0.25% 5/1/13 (Cost $700,000)	$ 700,000	608,760
Money Market Funds - 20.4%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	7,530,032	$ 7,530,032
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	41,572,551	41,572,551
TOTAL MONEY MARKET FUNDS (Cost $49,102,583)		49,102,583
TOTAL INVESTMENT PORTFOLIO - 116.4% (Cost $322,997,122)		280,667,037
NET OTHER ASSETS - (16.4)%		(39,453,893)
NET ASSETS - 100%		$ 241,213,144
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 198,124
Fidelity Securities Lending Cash Central Fund	115,373
Total	$ 313,497
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	68.8%
Canada	16.5%
Taiwan	5.9%
Finland	3.5%
France	1.6%
Israel	1.1%
Cayman Islands	1.0%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information

At February 29, 2008, the fund had a capital loss carryforward of approximately $1,225,995,521 of which $865,500,593, $355,447,951 and $5,046,977 will expire on February 28, 2010, 2011 and February 29, 2016, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $38,519,460) - See accompanying schedule: Unaffiliated issuers (cost $273,894,539)	$ 231,564,454
Fidelity Central Funds (cost $49,102,583)	49,102,583
Total Investments (cost $322,997,122)		$ 280,667,037
Receivable for investments sold		656,753
Receivable for fund shares sold		1,874,763
Dividends receivable		79,701
Interest receivable		578
Distributions receivable from Fidelity Central Funds		22,545
Prepaid expenses		2,441
Other receivables		30,003
Total assets		283,333,821

Liabilities
Payable for investments purchased	$ 1,377
Payable for fund shares redeemed	324,630
Accrued management fee	112,542
Other affiliated payables	71,767
Other payables and accrued expenses	37,810
Collateral on securities loaned, at value	41,572,551
Total liabilities		42,120,677

Net Assets		$ 241,213,144
Net Assets consist of:
Paid in capital		$ 1,510,655,388
Accumulated net investment loss		(555)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,227,111,604)
Net unrealized appreciation (depreciation) on investments		(42,330,085)
Net Assets, for 12,370,384 shares outstanding		$ 241,213,144
Net Asset Value, offering price and redemption price per share ($241,213,144 ÷ 12,370,384 shares)		$ 19.50

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 877,618
Interest		1,814
Income from Fidelity Central Funds (including $115,373 from security lending)		313,497
Total income		1,192,929

Expenses
Management fee	$ 1,743,341
Transfer agent fees	938,383
Accounting and security lending fees	127,365
Custodian fees and expenses	19,934
Independent trustees' compensation	1,218
Registration fees	23,690
Audit	37,997
Legal	5,309
Miscellaneous	27,342
Total expenses before reductions	2,924,579
Expense reductions	(13,603)	2,910,976
Net investment income (loss)		(1,718,047)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,745,698
Foreign currency transactions	(54,180)
Total net realized gain (loss)		2,691,518
Change in net unrealized appreciation (depreciation) on investment securities		(11,315,128)
Net gain (loss)		(8,623,610)
Net increase (decrease) in net assets resulting from operations		$ (10,341,657)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Communications Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,718,047)	$ (2,539,952)
Net realized gain (loss)	2,691,518	13,976,011
Change in net unrealized appreciation (depreciation)	(11,315,128)	(37,736,850)
Net increase (decrease) in net assets resulting from operations	(10,341,657)	(26,300,791)
Share transactions Proceeds from sales of shares	50,343,117	126,757,651
Cost of shares redeemed	(120,763,143)	(258,665,244)
Net increase (decrease) in net assets resulting from share transactions	(70,420,026)	(131,907,593)
Redemption fees	7,726	48,675
Total increase (decrease) in net assets	(80,753,957)	(158,159,709)

Net Assets
Beginning of period	321,967,101	480,126,810
End of period (including accumulated net investment loss of $555 and accumulated net investment loss of $612, respectively)	$ 241,213,144	$ 321,967,101
Other Information Shares
Sold	2,201,275	5,979,086
Redeemed	(5,427,281)	(12,536,844)
Net increase (decrease)	(3,226,006)	(6,557,758)

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 20.64	$ 21.67	$ 17.67	$ 20.25	$ 10.03
Income from Investment Operations
Net investment income (loss) C	(.12)	(.13)	(.09)	(.11)	(.13)
Net realized and unrealized gain (loss)	(1.02)	(.90)	4.09	(2.48)	10.34
Total from investment operations	(1.14)	(1.03)	4.00	(2.59)	10.21
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 19.50	$ 20.64	$ 21.67	$ 17.67	$ 20.25
Total Return A, B	(5.52)%	(4.75)%	22.64%	(12.74)%	101.89%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	1.01%	1.06%	1.07%	1.37%
Expenses net of fee waivers, if any	.93%	1.01%	1.06%	1.07%	1.37%
Expenses net of all reductions	.93%	1.00%	.94%	.89%	1.23%
Net investment income (loss)	(.55)%	(.63)%	(.48)%	(.64)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 241,213	$ 321,967	$ 480,127	$ 511,210	$ 940,061
Portfolio turnover rate E	39%	122%	167%	226%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Computers Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Computers Portfolio	2.47%	12.48%	4.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Computers Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Computers Portfolio

Management's Discussion of Fund Performance

Comments from Heather Lawrence, Portfolio Manager of Select Computers Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

The fund returned 2.47%, compared with a gain of 12.36% for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Computers & Peripherals Index and a modest decline for the S&P 500®. The fund underperformed the MSCI index mainly due to unfavorable industry positioning, especially a significant underweighting in computer hardware, where more than 80% of the index is concentrated in a small handful of large-cap stocks. I underweighted the group because the fund's diversification constraints require that I not take such concentrated positions in so few stocks, and not owning large enough stakes in these major index components hurt, as many of them - industry icon International Business Machines (IBM), for example - did well during the period. Choosing instead to overweight computer storage/peripherals, the index's other component, also hurt some, as this group performed weakly, though good stock picking there helped offset some of that pain. Unfavorable security selection in the weak semiconductors group also hurt. Among the biggest detractors were Sun Microsystems, a large multi-product hardware company whose turnaround story had yet to materialize; Dell, the personal computer maker that stumbled after a weak late-period earnings report; disk-drive maker Seagate Technology; and flash-memory maker Spansion. On the upside, the fund's timely ownership of hardware makers Apple and Hewlett-Packard helped, as did our stake in disk-driver manufacturer Western Digital.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Computers Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Hewlett-Packard Co.	24.2	4.9
International Business Machines Corp.	16.5	4.8
Western Digital Corp.	7.8	1.7
Dell, Inc.	4.5	15.0
Nokia Corp. sponsored ADR	4.0	0.0
Apple, Inc.	3.3	23.9
EMC Corp.	2.9	8.5
Sun Microsystems, Inc.	2.4	5.0
Network Appliance, Inc.	2.4	4.8
VMware, Inc. Class A	2.1	1.1
	70.1
Top Industries (% of fund's net assets)
As of February 29, 2008
Computers & Peripherals	74.0%
Communications Equipment	7.0%
Semiconductors & Semiconductor Equipment	6.8%
Software	4.8%
Electronic Equipment & Instruments	1.7%
All Others*	5.7%

As of August 31, 2007
Computers & Peripherals	87.0%
Electronic Equipment & Instruments	2.9%
Semiconductors & Semiconductor Equipment	1.9%
Software	1.5%
Diversified Telecommunication Services	1.0%
All Others*	5.7%

* Includes short-term investments and net other assets.

Annual Report

Select Computers Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Office Services & Supplies - 0.5%
Pitney Bowes, Inc.	56,500	$ 2,021,570
COMMUNICATIONS EQUIPMENT - 7.0%
Communications Equipment - 7.0%
Cisco Systems, Inc. (a)	139,200	3,392,304
Juniper Networks, Inc. (a)	280,600	7,525,692
Nokia Corp. sponsored ADR	489,000	17,608,890
QUALCOMM, Inc.	52,000	2,203,240
		30,730,126
COMPUTERS & PERIPHERALS - 74.0%
Computer Hardware - 54.7%
3PAR, Inc.	300,200	2,461,640
Apple, Inc. (a)(d)	116,000	14,502,320
Dell, Inc. (a)	989,278	19,637,168
Diebold, Inc. (d)	180,700	4,358,484
Hewlett-Packard Co.	2,214,500	105,786,666
High Tech Computer Corp.	358,000	7,390,449
International Business Machines Corp. (d)	635,050	72,306,793
NCR Corp. (a)	99,300	2,200,488
Sun Microsystems, Inc. (a)	643,625	10,555,450
		239,199,458
Computer Storage & Peripherals - 19.3%
Brocade Communications Systems, Inc. (a)	387,800	2,982,182
Electronics for Imaging, Inc. (a)(d)	60,100	905,106
EMC Corp. (a)	821,278	12,762,660
Emulex Corp. (a)	146,000	2,172,480
Hutchinson Technology, Inc. (a)(d)	194,400	3,265,920
Intermec, Inc. (a)	52,500	1,157,100
Network Appliance, Inc. (a)	480,600	10,390,572
QLogic Corp. (a)	207,000	3,280,950
Quantum Corp. (a)	453,200	1,133,000
Rackable Systems, Inc. (a)	123,000	1,136,520
SanDisk Corp. (a)(d)	173,100	4,076,505
Seagate Technology (d)	322,200	6,949,854
Western Digital Corp. (a)	1,107,500	34,188,525
		84,401,374
TOTAL COMPUTERS & PERIPHERALS		323,600,832
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Specialized Finance - 0.0%
MSCI, Inc. Class A	1,300	38,649

	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
Electronic Equipment & Instruments - 0.8%
AU Optronics Corp.	1,394,779	$ 2,660,386
AU Optronics Corp. sponsored ADR	53,545	1,021,639
		3,682,025
Technology Distributors - 0.9%
Bell Microproducts, Inc. (a)	520,232	1,742,777
Ingram Micro, Inc. Class A (a)	128,500	1,962,195
		3,704,972
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		7,386,997
IT SERVICES - 0.6%
Data Processing & Outsourced Services - 0.6%
Syntel, Inc.	21,762	592,579
The Western Union Co.	104,000	2,163,200
		2,755,779
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.8%
Semiconductor Equipment - 0.8%
Applied Materials, Inc.	171,500	3,287,655
Semiconductors - 6.0%
Broadcom Corp. Class A (a)	172,300	3,258,193
Marvell Technology Group Ltd. (a)	180,900	2,045,979
Micron Technology, Inc. (a)(d)	309,600	2,328,192
Samsung Electronics Co. Ltd.	13,810	8,095,039
Spansion, Inc. Class A (a)	3,044,100	8,371,275
Xilinx, Inc.	100,100	2,238,236
		26,336,914
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		29,624,569
SOFTWARE - 4.8%
Application Software - 0.9%
Informatica Corp. (a)	103,000	1,798,380
Quest Software, Inc. (a)	155,600	2,214,188
		4,012,568
Home Entertainment Software - 0.8%
Electronic Arts, Inc. (a)	70,800	3,348,132
Systems Software - 3.1%
McAfee, Inc. (a)	66,000	2,195,820
Oracle Corp. (a)	118,200	2,222,160
VMware, Inc. Class A (d)	158,000	9,269,860
		13,687,840
TOTAL SOFTWARE		21,048,540
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - 0.4%
Computer & Electronics Retail - 0.4%
Gamestop Corp. Class A (a)	37,300	$ 1,580,028
TOTAL COMMON STOCKS (Cost $464,147,409)		418,787,090
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 3.24% (b)	18,474,216	18,474,216
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	23,038,425	23,038,425
TOTAL MONEY MARKET FUNDS (Cost $41,512,641)		41,512,641
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $505,660,050)		460,299,731
NET OTHER ASSETS - (5.3)%		(23,048,796)
NET ASSETS - 100%		$ 437,250,935
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,036,030
Fidelity Securities Lending Cash Central Fund	336,224
Total	$ 1,372,254
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.5%
Finland	4.0%
Taiwan	2.5%
Korea (South)	1.9%
Cayman Islands	1.6%
Others (individually less than 1%)	0.5%
100.0%
Income Tax Information
At February 29, 2008, the fund had a capital loss carryforward of approximately $704,786,229 of which $453,006,030 and $251,780,199 will expire on February 28, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $21,952,215) - See accompanying schedule: Unaffiliated issuers (cost $464,147,409)	$ 418,787,090
Fidelity Central Funds (cost $41,512,641)	41,512,641
Total Investments (cost $505,660,050)		$ 460,299,731
Receivable for investments sold		48,857,911
Receivable for fund shares sold		1,760,395
Dividends receivable		283,730
Distributions receivable from Fidelity Central Funds		99,291
Prepaid expenses		1,613
Other receivables		313,032
Total assets		511,615,703

Liabilities
Payable for investments purchased	$ 49,583,789
Payable for fund shares redeemed	1,357,446
Accrued management fee	201,920
Other affiliated payables	133,113
Other payables and accrued expenses	50,075
Collateral on securities loaned, at value	23,038,425
Total liabilities		74,364,768

Net Assets		$ 437,250,935
Net Assets consist of:
Paid in capital		$ 1,193,137,851
Accumulated net investment loss		(739)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(710,524,042)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(45,362,135)
Net Assets, for 10,859,878 shares outstanding		$ 437,250,935
Net Asset Value, offering price and redemption price per share ($437,250,935 ÷ 10,859,878 shares)		$ 40.26

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 1,960,748
Interest		2,815
Income from Fidelity Central Funds (including $336,224 from security lending)		1,372,254
Total income		3,335,817

Expenses
Management fee	$ 2,841,537
Transfer agent fees	1,477,078
Accounting and security lending fees	203,693
Custodian fees and expenses	51,482
Independent trustees' compensation	2,009
Registration fees	35,432
Audit	50,043
Legal	5,077
Interest	5,043
Miscellaneous	25,897
Total expenses before reductions	4,697,291
Expense reductions	(36,791)	4,660,500
Net investment income (loss)		(1,324,683)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(808))	63,095,509
Investment not meeting investment restrictions	(487)
Foreign currency transactions	(110,338)
Payment from investment advisor for loss on investment not meeting investment restrictions	487
Total net realized gain (loss)		62,985,171
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,254,444)
Assets and liabilities in foreign currencies	(2,771)
Total change in net unrealized appreciation (depreciation)		(54,257,215)
Net gain (loss)		8,727,956
Net increase (decrease) in net assets resulting from operations		$ 7,403,273

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,324,683)	$ (1,360,221)
Net realized gain (loss)	62,985,171	30,288,913
Change in net unrealized appreciation (depreciation)	(54,257,215)	(13,399,780)
Net increase (decrease) in net assets resulting from operations	7,403,273	15,528,912
Share transactions Proceeds from sales of shares	250,889,123	239,589,680
Cost of shares redeemed	(281,603,085)	(326,372,795)
Net increase (decrease) in net assets resulting from share transactions	(30,713,962)	(86,783,115)
Redemption fees	29,659	79,006
Total increase (decrease) in net assets	(23,281,030)	(71,175,197)

Net Assets
Beginning of period	460,531,965	531,707,162
End of period (including accumulated net investment loss of $739 and accumulated net investment loss of $689, respectively)	$ 437,250,935	$ 460,531,965
Other Information Shares
Sold	5,458,006	5,986,150
Redeemed	(6,319,547)	(8,425,910)
Net increase (decrease)	(861,541)	(2,439,760)

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 39.29	$ 37.55	$ 34.65	$ 37.50	$ 22.36
Income from Investment Operations
Net investment income (loss) C	(.12)	(.10)	(.20)	(.21) F	(.27)
Net realized and unrealized gain (loss)	1.09	1.83	3.10	(2.64)	15.40
Total from investment operations	.97	1.73	2.90	(2.85)	15.13
Redemption fees added to paid in capital C	- I	.01	- I	- I	.01
Net asset value, end of period	$ 40.26	$ 39.29	$ 37.55	$ 34.65	$ 37.50
Total Return A, B	2.47%	4.63%	8.37%	(7.60)%	67.71%
Ratios to Average Net Assets D,G
Expenses before reductions	.92%	1.02%	1.04%	1.05%	1.23%
Expenses net of fee waivers, if any	.92%	1.02%	1.04%	1.05%	1.23%
Expenses net of all reductions	.91%	1.00%	.98%	.98%	1.16%
Net investment income (loss)	(.26)%	(.28)%	(.56)%	(.63)% F	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 437,251	$ 460,532	$ 531,707	$ 667,801	$ 999,708
Portfolio turnover rate E	234%	214%	112%	100%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Electronics Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Electronics Portfolio	-18.95%	8.49%	3.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Electronics Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Electronics Portfolio

Management's Discussion of Fund Performance

Comments from Christopher Lee and Paul Jackson, Co-Portfolio Managers of Select Electronics Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund returned -18.95%, lagging the -12.66% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Semiconductors & Semiconductor Equipment Index. The fund also trailed the S&P 500®. Versus the MSCI index, the bulk of the fund's underperformance was traceable to unfavorable stock selection in the semiconductor segment. Surprising weakness in Asian electronics shares was a further negative, as those markets failed to "decouple" from the United States and resist a U.S. slowdown. At the stock level, the fund was hurt by underweighting Intel, by far the largest index component, which posted a small gain. The maker of semiconductors for the personal computer (PC) market benefited from relatively strong demand for PCs, especially laptops. Another underweighting that hurt was MEMC Electronic Materials, a supplier of silicon wafers for a variety of applications and a producer of polysilicon for solar cells and modules. The share price of chip maker Marvell Technology Group, a detractor we overweighted, declined because of the prospects for slower economic growth and delays in replacing the company's chief financial officer. Chip maker Maxim Integrated Products and Broadcom, a maker of semiconductors for wireless handsets, television set-top boxes and various other applications, further undermined performance. On the positive side, the fund's positioning in computer hardware and home entertainment software was beneficial. Among individual holdings, Finnish handset maker Nokia boosted our results, aided by cost-cutting and new products that were responsive to consumers' needs. Two solar stocks - First Solar and Evergreen Solar - also were high on our list of contributors, along with Japanese video-game maker Nintendo and Taiwan-based High Tech Computer. All five of the contributors I mentioned were out-of-index holdings. Additionally, currency fluctuations helped given the fund's significant foreign exposure.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Electronics Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	19.5	20.9
Applied Materials, Inc.	7.8	4.8
Texas Instruments, Inc.	7.2	4.3
Marvell Technology Group Ltd.	4.1	4.7
MEMC Electronic Materials, Inc.	3.9	1.2
Broadcom Corp. Class A	3.6	6.0
Xilinx, Inc.	3.2	2.2
Microchip Technology, Inc.	2.3	0.4
Altera Corp.	2.3	2.4
Varian Semiconductor Equipment Associates, Inc.	2.2	1.7
	56.1
Top Industries (% of fund's net assets)
As of February 29, 2008
Semiconductors & Semiconductor Equipment	78.9%
Communications Equipment	5.4%
Computers & Peripherals	3.5%
Electrical Equipment	3.5%
Electronic Equipment & Instruments	3.0%
All Others*	5.7%

As of August 31, 2007
Semiconductors & Semiconductor Equipment	82.5%
Electronic Equipment & Instruments	4.8%
Communications Equipment	2.9%
Chemicals	1.7%
Electrical Equipment	1.7%
All Others*	6.4%

* Includes short-term investments and net other assets.

Annual Report

Select Electronics Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CAPITAL MARKETS - 0.8%
Asset Management & Custody Banks - 0.4%
Harris & Harris Group, Inc. (a)(d)	691,460	$ 4,632,782
Diversified Capital Markets - 0.2%
Indochina Capital Vietnam Holdings Ltd.	341,100	2,822,603
Investment Banking & Brokerage - 0.2%
REXCAPITAL Financial Holdings Ltd. (a)	18,475,000	2,450,244
TOTAL CAPITAL MARKETS		9,905,629
CHEMICALS - 1.0%
Specialty Chemicals - 1.0%
Nanophase Technologies Corp. (a)(d)(e)	2,067,471	6,595,232
Nitto Denko Corp.	44,400	2,161,753
Wacker Chemie AG	14,200	3,029,027
		11,786,012
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Diversified Commercial & Professional Services - 0.9%
Arrowhead Research Corp. (a)(d)(e)	2,919,200	7,122,848
Arrowhead Research Corp. (a)(e)(f)	1,303,469	3,180,464
Arrowhead Research Corp. warrants 5/21/17 (a)(f)	285,468	488,069
		10,791,381
COMMUNICATIONS EQUIPMENT - 5.4%
Communications Equipment - 5.4%
Alcatel-Lucent SA sponsored ADR (d)	740,800	4,348,496
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	1,131,975	6,678,653
Cisco Systems, Inc. (a)	500,000	12,185,000
Nokia Corp. sponsored ADR	677,100	24,382,371
QUALCOMM, Inc.	300,000	12,711,000
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	238,300	5,123,450
		65,428,970
COMPUTERS & PERIPHERALS - 3.5%
Computer Hardware - 1.9%
High Tech Computer Corp.	1,100,000	22,708,084
Computer Storage & Peripherals - 1.6%
ASUSTeK Computer, Inc.	2,999,618	8,281,187
STEC, Inc. (a)	542,674	3,950,667
Synaptics, Inc. (a)	260,823	6,987,448
		19,219,302
TOTAL COMPUTERS & PERIPHERALS		41,927,386
ELECTRICAL EQUIPMENT - 3.5%
Electrical Components & Equipment - 3.5%
Evergreen Solar, Inc. (a)(d)	300,000	2,883,000
First Solar, Inc. (a)	70,000	14,364,000
JA Solar Holdings Co. Ltd. ADR	300,000	4,287,000
Neo-Neon Holdings Ltd.	4,000,000	2,961,864

	Shares	Value
Q-Cells AG (a)(d)	60,000	$ 4,820,334
SolarWorld AG	175,000	7,935,346
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	125,000	4,646,250
		41,897,794
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.0%
Electronic Equipment & Instruments - 1.0%
Ibiden Co. Ltd.	18,200	869,064
Motech Industries, Inc.	877,427	5,920,612
Nidec Corp.	73,400	4,863,876
Universal Display Corp. (a)(d)	60,000	1,022,400
		12,675,952
Electronic Manufacturing Services - 2.0%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,942,200	23,519,639
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		36,195,591
MACHINERY - 0.1%
Industrial Machinery - 0.1%
NGK Insulators Ltd.	43,000	976,440
MEDIA - 0.1%
Broadcasting & Cable TV - 0.1%
JumpTV, Inc.	1,431,300	1,163,599
PHARMACEUTICALS - 0.0%
Pharmaceuticals - 0.0%
VODone Ltd. (a)	1,766,000	215,918
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 78.9%
Semiconductor Equipment - 19.7%
Applied Materials, Inc.	4,900,000	93,933,000
ASML Holding NV: (Netherlands)	88,400	2,128,672
(NY Shares) (a)	300,000	7,224,000
Cymer, Inc. (a)	200,000	5,666,000
FormFactor, Inc. (a)	800,000	14,344,000
Global Unichip Corp.	400,000	2,238,658
Greatek Electronics, Inc.	2,479,040	3,094,049
Lam Research Corp. (a)	600,000	24,144,000
MEMC Electronic Materials, Inc. (a)	614,500	46,874,060
Tessera Technologies, Inc. (a)(d)	300,000	7,068,000
Topco Scientific Co. Ltd.	1,348,200	2,198,648
Varian Semiconductor Equipment Associates, Inc. (a)	800,000	27,024,000
		235,937,087
Semiconductors - 59.2%
Advanced Micro Devices, Inc. (a)(d)	1,100,000	7,931,000
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	2,708,349	12,512,572
Altera Corp.	1,600,000	27,376,000
ARM Holdings PLC sponsored ADR (d)	3,308,900	17,834,971
Atheros Communications, Inc. (a)	177,939	4,327,476
Broadcom Corp. Class A (a)	2,294,200	43,383,322
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Cavium Networks, Inc.	354,311	$ 5,038,302
Ceva, Inc. (a)	121,200	1,033,836
Cypress Semiconductor Corp. (a)	130,500	2,837,070
Diodes, Inc. (a)(d)	300,000	6,771,000
Epistar Corp.	1,999,593	5,986,809
Global Mixed-mode Technology, Inc.	800,000	4,478,165
Himax Technologies, Inc. sponsored ADR	1,339,900	7,208,662
Hittite Microwave Corp. (a)	302,900	10,029,019
Infineon Technologies AG sponsored ADR (a)	662,500	5,346,375
Intel Corp.	11,730,600	234,025,471
Intersil Corp. Class A	602,300	14,015,521
Linear Technology Corp. (d)	98,100	2,718,351
Marvell Technology Group Ltd. (a)	4,356,300	49,269,753
Maxim Integrated Products, Inc.	600,000	10,962,000
MediaTek, Inc.	719,000	8,063,955
Microchip Technology, Inc. (d)	895,800	27,572,724
Monolithic Power Systems, Inc. (a)	550,000	9,152,000
National Semiconductor Corp.	900,000	14,823,000
NVIDIA Corp. (a)(d)	545,350	11,665,037
Powertech Technology, Inc.	214,000	709,188
Richtek Technology Corp.	1,100,500	9,710,715
Samsung Electronics Co. Ltd.	16,000	9,378,756
Silicon Laboratories, Inc. (a)	300,000	9,285,000
Soitec SA (a)(d)	252,600	1,564,560
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,250,000	12,175,000
Texas Instruments, Inc. (d)	2,887,700	86,515,492
Xilinx, Inc. (d)	1,700,000	38,012,000
		711,713,102
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		947,650,189
SOFTWARE - 1.7%
Home Entertainment Software - 1.7%
Nintendo Co. Ltd.	40,000	19,968,001
TOTAL COMMON STOCKS (Cost $1,541,564,207)		1,187,906,910
Money Market Funds - 7.5%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	18,043,702	$ 18,043,702
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	72,222,353	72,222,353
TOTAL MONEY MARKET FUNDS (Cost $90,266,055)		90,266,055
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $1,631,830,262)		1,278,172,965
NET OTHER ASSETS - (6.4)%		(76,348,330)
NET ASSETS - 100%		$ 1,201,824,635
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,668,533 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arrowhead Research Corp.	5/18/07 - 2/22/08	$ 6,179,515
Arrowhead Research Corp. warrants 5/21/17	5/18/07	$ 1,033,745
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 888,360
Fidelity Securities Lending Cash Central Fund	1,106,195
Total	$ 1,994,555
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arrowhead Research Corp.	$ -	$ 15,420,666	$ 991,105	$ -	$ 7,122,848
Arrowhead Research Corp. (restricted)	-	6,179,515	-	-	3,180,464
Nanophase Technologies Corp.	-	13,118,734	179,687	-	6,595,232
Total	$ -	$ 34,718,915	$ 1,170,792	$ -	$ 16,898,544
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	72.9%
Taiwan	10.2%
Bermuda	4.1%
Japan	2.4%
Finland	2.0%
Germany	1.8%
Cayman Islands	1.6%
United Kingdom	1.5%
Others (individually less than 1%)	3.5%
100.0%
Income Tax Information

At February 29, 2008, the fund had a capital loss carryforward of approximately $2,386,596,566 of which $804,312,747, $1,514,779,921 and $67,503,898 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2009 approximately $107,668,803 of losses recognized during the period November 1, 2007 to February 29, 2008.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $68,269,219) - See accompanying schedule: Unaffiliated issuers (cost $1,508,469,660)	$ 1,171,008,366
Fidelity Central Funds (cost $90,266,055)	90,266,055
Other affiliated issuers (cost $33,094,547)	16,898,544
Total Investments (cost $1,631,830,262)		$ 1,278,172,965
Cash		49,448
Receivable for investments sold		27,754,246
Receivable for fund shares sold		501,093
Dividends receivable		1,897,652
Distributions receivable from Fidelity Central Funds		94,633
Prepaid expenses		4,645
Other receivables		219,517
Total assets		1,308,694,199

Liabilities
Payable for investments purchased	$ 31,670,655
Payable for fund shares redeemed	1,923,109
Accrued management fee	571,600
Other affiliated payables	341,567
Other payables and accrued expenses	140,280
Collateral on securities loaned, at value	72,222,353
Total liabilities		106,869,564

Net Assets		$ 1,201,824,635
Net Assets consist of:
Paid in capital		$ 4,058,991,215
Distributions in excess of net investment income		(1,850,134)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,501,659,463)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(353,656,983)
Net Assets, for 32,333,383 shares outstanding		$ 1,201,824,635
Net Asset Value, offering price and redemption price per share ($1,201,824,635 ÷ 32,333,383 shares)		$ 37.17

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 18,787,535
Interest		81,485
Income from Fidelity Central Funds (including $1,106,195 from security lending)		1,994,555
Total income		20,863,575

Expenses
Management fee	$ 9,587,282
Transfer agent fees	4,465,492
Accounting and security lending fees	563,647
Custodian fees and expenses	173,926
Independent trustees' compensation	6,540
Appreciation in deferred trustee compensation account	38
Registration fees	38,031
Audit	46,077
Legal	18,881
Interest	13,037
Miscellaneous	79,674
Total expenses before reductions	14,992,625
Expense reductions	(242,923)	14,749,702
Net investment income (loss)		6,113,873
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,086,961
Other affiliated issuers	(453,575)
Foreign currency transactions	(462,225)
Total net realized gain (loss)		22,171,161
Change in net unrealized appreciation (depreciation) on: Investment securities	(302,268,419)
Assets and liabilities in foreign currencies	89,757
Total change in net unrealized appreciation (depreciation)		(302,178,662)
Net gain (loss)		(280,007,501)
Net increase (decrease) in net assets resulting from operations		$ (273,893,628)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,113,873	$ 2,440,880
Net realized gain (loss)	22,171,161	282,215,582
Change in net unrealized appreciation (depreciation)	(302,178,662)	(340,540,474)
Net increase (decrease) in net assets resulting from operations	(273,893,628)	(55,884,012)
Distributions to shareholders from net investment income	(5,736,828)	(1,472,341)
Distributions to shareholders from net realized gain	(4,099,933)	-
Total distributions	(9,836,761)	(1,472,341)
Share transactions Proceeds from sales of shares	145,805,179	286,020,445
Reinvestment of distributions	9,356,072	1,396,249
Cost of shares redeemed	(613,892,168)	(1,126,630,026)
Net increase (decrease) in net assets resulting from share transactions	(458,730,917)	(839,213,332)
Redemption fees	63,102	222,511
Total increase (decrease) in net assets	(742,398,204)	(896,347,174)

Net Assets
Beginning of period	1,944,222,839	2,840,570,013
End of period (including distributions in excess of net investment income of $1,850,134 and undistributed net investment income of $471,960, respectively)	$ 1,201,824,635	$ 1,944,222,839
Other Information Shares
Sold	3,124,320	6,638,713
Issued in reinvestment of distributions	199,414	31,411
Redeemed	(13,126,353)	(25,492,042)
Net increase (decrease)	(9,802,619)	(18,821,918)

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 46.14	$ 46.60	$ 38.93	$ 43.67	$ 24.90
Income from Investment Operations
Net investment income (loss) C	.17	.05	(.07)	(.17)	(.25)
Net realized and unrealized gain (loss)	(8.85)	(.48)	7.73	(4.58)	19.01
Total from investment operations	(8.68)	(.43)	7.66	(4.75)	18.76
Distributions from net investment income	(.17)	(.03)	-	-	-
Distributions from net realized gain	(.12)	-	-	-	-
Total distributions	(.29)	(.03)	-	-	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 37.17	$ 46.14	$ 46.60	$ 38.93	$ 43.67
Total Return A, B	(18.95)%	(.92)%	19.70%	(10.85)%	75.38%
Ratios to Average Net Assets D,F
Expenses before reductions	.87%	.91%	.95%	.96%	1.08%
Expenses net of fee waivers, if any	.87%	.91%	.95%	.96%	1.08%
Expenses net of all reductions	.86%	.89%	.88%	.89%	1.06%
Net investment income (loss)	.36%	.11%	(.17)%	(.45)%	(.70)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,825	$ 1,944,223	$ 2,840,570	$ 2,797,324	$ 4,110,073
Portfolio turnover rate E	87%	97%	80%	119%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select IT Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select IT Services Portfolio A	-2.94%	14.06%	8.31%

A Prior to October 1, 2006, Select IT Services Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select IT Services Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select IT Services Portfolio

Management's Discussion of Fund Performance

Comments from Jane Liou, who became Portfolio Manager of Select IT Services Portfolio on November 1, 2007

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months that ended February 29, 2008, the fund lost 2.94%, which compared favorably with the 8.56% loss of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market IT Services Index and a modest decline for the S&P 500®. The fund's outperformance of its MSCI index was fueled primarily by strong stock picking within the data processing and outsourced services area, despite an overall underweighting in the space. A number of our holdings benefited from strong buyout activity during the first half of the period, including First Data and an out-of-index position in Authorize.Net Holdings. Other processors that performed well were Fiserv, MasterCard and CyberSource. Underweighting weak-performing index-component outsourcers Electronic Data Systems and Convergys - which was sold from the fund - enhanced returns relative to the benchmark as well. Underweighting the IT consulting area overall also paid off, although stakes in Cognizant Technology Solutions and Sapient within that area boosted relative performance. On the flip side, some weak out-of-index picks - USA Technologies and Hypercom in computer storage and peripherals, India-based outsourcer WNS Holdings and Fair Issac in application software - hurt performance. However, I sold these stocks after assuming the fund's management. The largest detractor by far was MoneyGram International, which suffered from liquidity problems arising from subprime mortgage securities in its investment portfolio, while Wright Express, a credit card processor for truck fleets, disappointed on concerns about potential credit defaults. Lastly, overweighting BearingPoint in IT consulting hurt when investors were unreceptive to a new CEO's strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select IT Services Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Accenture Ltd. Class A	15.6	5.2
The Western Union Co.	11.8	8.7
Fiserv, Inc.	8.3	12.8
Paychex, Inc.	6.7	4.3
Cognizant Technology Solutions Corp. Class A	5.9	5.3
Affiliated Computer Services, Inc. Class A	4.9	2.7
Automatic Data Processing, Inc.	4.4	3.9
MasterCard, Inc. Class A	4.2	15.1
Fidelity National Information Services, Inc.	3.0	3.9
CyberSource Corp.	2.8	2.8
	67.6
Top Industries (% of fund's net assets)
As of February 29, 2008
IT Services	85.5%
Software	5.0%
Internet Software & Services	3.2%
Communications Equipment	1.9%
Commercial Services & Supplies	1.2%
All Others*	3.2%

As of August 31, 2007
IT Services	82.8%
Software	6.4%
Internet Software & Services	4.8%
Computers & Peripherals	2.9%
Commercial Services & Supplies	0.3%
All Others*	2.8%

* Includes short-term investments and net other assets.

Annual Report

Select IT Services Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Diversified Commercial & Professional Services - 1.2%
IHS, Inc. Class A (a)	7,300	$ 450,045
COMMUNICATIONS EQUIPMENT - 1.9%
Communications Equipment - 1.9%
Nice Systems Ltd. sponsored ADR (a)	22,400	723,072
COMPUTERS & PERIPHERALS - 1.0%
Computer Hardware - 1.0%
NCR Corp. (a)	18,100	401,096
DIVERSIFIED FINANCIAL SERVICES - 0.6%
Specialized Finance - 0.6%
MSCI, Inc. Class A	7,900	234,867
ELECTRICAL EQUIPMENT - 0.9%
Electrical Components & Equipment - 0.9%
Renewable Energy Corp. AS (a)	15,100	369,301
HEALTH CARE TECHNOLOGY - 0.6%
Health Care Technology - 0.6%
Cerner Corp. (a)	5,800	252,010
INTERNET SOFTWARE & SERVICES - 3.2%
Internet Software & Services - 3.2%
DealerTrack Holdings, Inc. (a)	8,800	180,136
Online Resources Corp. (a)	102,700	1,051,648
		1,231,784
IT SERVICES - 85.5%
Data Processing & Outsourced Services - 56.2%
Affiliated Computer Services, Inc. Class A (a)	37,600	1,908,200
Alliance Data Systems Corp. (a)	10,500	531,615
Automatic Data Processing, Inc.	42,400	1,693,880
CyberSource Corp. (a)	73,001	1,066,545
Electronic Data Systems Corp.	18,700	323,884
Fidelity National Information Services, Inc.	28,300	1,174,167
Fiserv, Inc. (a)	61,500	3,236,130
Global Payments, Inc.	11,100	440,337
Heartland Payment Systems, Inc. (d)	5,000	110,150
Iron Mountain, Inc. (a)	16,450	494,816
MasterCard, Inc. Class A (d)	8,500	1,615,000
MoneyGram International, Inc.	73,700	269,742
Paychex, Inc. (d)	82,587	2,598,187
The Western Union Co.	220,800	4,592,640
TNS, Inc.	27,100	483,735
VeriFone Holdings, Inc. (a)(d)	28,400	586,460
Wright Express Corp. (a)	23,600	682,984
		21,808,472
IT Consulting & Other Services - 29.3%
Accenture Ltd. Class A	171,500	6,045,376

	Shares	Value
BearingPoint, Inc. (a)	160,700	$ 260,334
Cognizant Technology Solutions Corp. Class A (a)	75,416	2,278,317
Perot Systems Corp. Class A (a)	46,300	638,477
Sapient Corp. (a)	143,100	1,056,078
Satyam Computer Services Ltd. sponsored ADR	23,400	584,532
Unisys Corp. (a)	126,200	521,206
		11,384,320
TOTAL IT SERVICES		33,192,792
SOFTWARE - 5.0%
Application Software - 3.1%
EPIQ Systems, Inc. (a)	33,300	452,880
Longtop Financial Technologies Ltd. ADR (d)	9,600	186,240
Nuance Communications, Inc. (a)(d)	22,700	373,415
Ultimate Software Group, Inc. (a)	7,200	196,272
		1,208,807
Systems Software - 1.9%
CommVault Systems, Inc. (a)	52,800	739,200
TOTAL SOFTWARE		1,948,007
TOTAL COMMON STOCKS (Cost $40,856,380)		38,802,974
Money Market Funds - 9.8%

Fidelity Cash Central Fund, 3.24% (b)	1,832	1,832
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	3,802,846	3,802,846
TOTAL MONEY MARKET FUNDS (Cost $3,804,678)		3,804,678
TOTAL INVESTMENT PORTFOLIO - 109.7% (Cost $44,661,058)		42,607,652
NET OTHER ASSETS - (9.7)%		(3,765,305)
NET ASSETS - 100%		$ 38,842,347
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 69,504
Fidelity Securities Lending Cash Central Fund	28,798
Total	$ 98,302
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.6%
Bermuda	15.6%
Israel	1.9%
India	1.5%
Others (individually less than 1%)	1.4%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2009 approximately $1,381,541 of losses recognized during the period November 1, 2007 to February 29, 2008.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $3,638,417) - See accompanying schedule: Unaffiliated issuers (cost $40,856,380)	$ 38,802,974
Fidelity Central Funds (cost $3,804,678)	3,804,678
Total Investments (cost $44,661,058)		$ 42,607,652
Receivable for investments sold		114,739
Receivable for fund shares sold		12,435
Dividends receivable		1,385
Distributions receivable from Fidelity Central Funds		3,118
Prepaid expenses		132
Other receivables		10,904
Total assets		42,750,365

Liabilities
Payable to custodian bank	$ 11,043
Payable for fund shares redeemed	34,619
Accrued management fee	18,655
Other affiliated payables	11,697
Other payables and accrued expenses	29,158
Collateral on securities loaned, at value	3,802,846
Total liabilities		3,908,018

Net Assets		$ 38,842,347
Net Assets consist of:
Paid in capital		$ 41,672,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(777,398)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,052,930)
Net Assets, for 2,630,658 shares outstanding		$ 38,842,347
Net Asset Value, offering price and redemption price per share ($38,842,347 ÷ 2,630,658 shares)		$ 14.77

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 262,994
Interest		53
Income from Fidelity Central Funds (including $28,798 from security lending)		98,302
Total income		361,349

Expenses
Management fee	$ 271,166
Transfer agent fees	139,061
Accounting and security lending fees	20,314
Custodian fees and expenses	10,610
Independent trustees' compensation	177
Registration fees	21,190
Audit	50,115
Legal	387
Miscellaneous	2,936
Total expenses before reductions	515,956
Expense reductions	(9)	515,947
Net investment income (loss)		(154,598)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,932,296
Foreign currency transactions	6,184
Total net realized gain (loss)		2,938,480
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,523,565)
Assets and liabilities in foreign currencies	459
Total change in net unrealized appreciation (depreciation)		(6,523,106)
Net gain (loss)		(3,584,626)
Net increase (decrease) in net assets resulting from operations		$ (3,739,224)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select IT Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (154,598)	$ (164,167)
Net realized gain (loss)	2,938,480	6,738,386
Change in net unrealized appreciation (depreciation)	(6,523,106)	(3,734,859)
Net increase (decrease) in net assets resulting from operations	(3,739,224)	2,839,360
Distributions to shareholders from net realized gain	(5,634,398)	(4,161,629)
Share transactions Proceeds from sales of shares	55,191,810	37,449,369
Reinvestment of distributions	5,422,390	4,021,459
Cost of shares redeemed	(46,509,564)	(45,459,398)
Net increase (decrease) in net assets resulting from share transactions	14,104,636	(3,988,570)
Redemption fees	6,975	23,192
Total increase (decrease) in net assets	4,737,989	(5,287,647)

Net Assets
Beginning of period	34,104,358	39,392,005
End of period	$ 38,842,347	$ 34,104,358
Other Information Shares
Sold	3,017,956	2,181,067
Issued in reinvestment of distributions	325,365	237,885
Redeemed	(2,673,018)	(2,717,993)
Net increase (decrease)	670,303	(299,041)

Financial Highlights

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 17.40	$ 17.43	$ 15.50	$ 14.14	$ 10.20
Income from Investment Operations
Net investment income (loss) C	(.06)	(.07)	(.03) F	(.10) G	(.15)
Net realized and unrealized gain (loss)	(.25)	1.73	2.59	1.70	4.09
Total from investment operations	(.31)	1.66	2.56	1.60	3.94
Distributions from net realized gain	(2.32)	(1.70)	(.63)	(.24)	-
Redemption fees added to paid in capital C	- J	.01	- J	- J	- J
Net asset value, end of period	$ 14.77	$ 17.40	$ 17.43	$ 15.50	$ 14.14
Total Return A,B	(2.94)%	10.11%	17.14%	11.26%	38.63%
Ratios to Average Net Assets D, H
Expenses before reductions	1.06%	1.19%	1.22%	1.24%	1.64%
Expenses net of fee waivers, if any	1.06%	1.16%	1.22%	1.23%	1.64%
Expenses net of all reductions	1.06%	1.15%	1.18%	1.21%	1.63%
Net investment income (loss)	(.32)%	(.42)%	(.17)% F	(.66)% G	(1.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,842	$ 34,104	$ 39,392	$ 37,165	$ 35,068
Portfolio turnover rate E	212%	200%	73%	88%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%. G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.81)%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Networking and Infrastructure Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Life of fundA
Select Networking and Infrastructure Portfolio	-20.88%	5.32%	-19.61%

A From September 21, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Networking and Infrastructure Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Networking and Infrastructure Portfolio

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Select Networking and Infrastructure Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund returned -20.88%, trailing the S&P 500® and also the -2.37% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Information Technology Index. This fund had a stiff head wind given its narrow focus on a segment of technology that generally underperformed the broader sector. Versus the MSCI index, the fund was hurt by unfavorable stock selection in the semiconductor space, weak picks in computer hardware, communications equipment and semiconductor equipment, and sizable underweightings in several strong-performing computer hardware stocks. A significant part of the fund's underperformance in semiconductors came from Marvell Technology Group. The company, which supplies chips for both personal computers and consumer electronics devices, reported a loss for its fiscal quarter ending October 27, 2007, and continued to restructure. Other semiconductor stocks that detracted were Broadcom and Mindspeed Technologies. Elsewhere, a significantly overweighted position in computer server maker Sun Microsystems fared poorly, as investors remained skeptical of the company's ability to compete with rivals International Business Machines (IBM) and Hewlett-Packard, two index components the fund didn't own that performed well and detracted versus the MSCI index as a result. I sold Sun Microsystems by period end. Chinese electronics component supplier Comtech further weighed down our results. On the positive side, stock picking in the Internet software and services group - largely a result of our significant position in Internet search and advertising provider Google - boosted our results. That said, the fund's top contributor was network equipment provider Juniper Networks, which benefited from some well-received new products and healthy spending by telecommunications carriers and cable companies to upgrade their networks. Canada-based Research In Motion (RIM) also bolstered performance, along with not owning cellular handset maker and index component Motorola, which did poorly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Networking and Infrastructure Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	10.7	8.3
Google, Inc. Class A (sub. vtg.)	8.0	11.0
Juniper Networks, Inc.	7.0	5.9
Marvell Technology Group Ltd.	6.0	6.1
Research In Motion Ltd.	4.9	2.6
Comtech Group, Inc.	4.1	3.4
EMC Corp.	4.1	5.1
Network Appliance, Inc.	4.1	3.2
Broadcom Corp. Class A	3.6	4.5
Arris Group, Inc.	3.6	0.0
	56.1
Top Industries (% of fund's net assets)
As of February 29, 2008
Communications Equipment	50.5%
Semiconductors & Semiconductor Equipment	25.0%
Computers & Peripherals	8.4%
Internet Software & Services	8.3%
Software	2.9%
All Others*	4.9%

As of August 31, 2007
Communications Equipment	42.9%
Semiconductors & Semiconductor Equipment	21.0%
Computers & Peripherals	15.7%
Internet Software & Services	11.5%
Software	3.5%
All Others*	5.4%

* Includes short-term investments and net other assets.

Annual Report

Select Networking and Infrastructure Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
BUILDING PRODUCTS - 0.5%
Building Products - 0.5%
Asahi Glass Co. Ltd.	23,000	$ 261,968
COMMUNICATIONS EQUIPMENT - 50.1%
Communications Equipment - 50.1%
Acme Packet, Inc. (a)	700	5,614
ADC Telecommunications, Inc. (a)	41,900	572,773
Adtran, Inc.	37,600	692,592
ADVA AG Optical Networking (a)(d)	108,636	329,819
Airvana, Inc.	43,500	207,060
Arris Group, Inc. (a)	300,900	1,730,175
Aruba Networks, Inc.	1,100	6,171
Cisco Systems, Inc. (a)	213,400	5,200,557
Comtech Group, Inc. (a)	192,600	2,014,596
Comverse Technology, Inc. (a)	48,700	802,089
Corning, Inc.	50,300	1,168,469
DragonWave, Inc. (a)	52,400	252,934
F5 Networks, Inc. (a)	49,400	1,094,704
Finisar Corp. (a)	289,500	466,095
Foxconn International Holdings Ltd. (a)	39,000	61,096
Harmonic, Inc. (a)	22,400	199,584
Harris Stratex Networks, Inc. Class A (a)	25,400	255,016
Infinera Corp.	11,300	131,984
Juniper Networks, Inc. (a)(d)	127,109	3,409,063
Opnext, Inc.	4,700	21,714
Optium Corp. (a)	200	1,372
Powerwave Technologies, Inc. (a)	122,500	350,350
RADWARE Ltd. (a)	6,500	79,495
Research In Motion Ltd. (a)	22,900	2,377,020
Sandvine Corp. (a)	166,900	498,639
Sandvine Corp. (U.K.) (a)	230,900	697,011
Sonus Networks, Inc. (a)	124,500	413,340
Starent Networks Corp.	70,900	1,115,257
Symmetricom, Inc. (a)	82,000	280,440
		24,435,029
COMPUTERS & PERIPHERALS - 8.4%
Computer Storage & Peripherals - 8.4%
EMC Corp. (a)(d)	128,800	2,001,552
Isilon Systems, Inc. (a)	100	561
Network Appliance, Inc. (a)	91,700	1,982,554
TPV Technology Ltd.	158,000	94,692
		4,079,359
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
Electronic Equipment & Instruments - 1.3%
Chi Mei Optoelectronics Corp.	4,043	5,318
Nippon Electric Glass Co. Ltd.	26,000	376,955
Orbotech Ltd. (a)	12,400	224,316
		606,589

	Shares	Value
Electronic Manufacturing Services - 1.2%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	76,280	$ 455,096
SMART Modular Technologies (WWH), Inc. (a)	22,400	148,736
		603,832
Technology Distributors - 0.0%
Mellanox Technologies Ltd.	100	1,530
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,211,951
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
athenahealth, Inc.	100	3,252
HOUSEHOLD DURABLES - 0.4%
Consumer Electronics - 0.4%
Directed Electronics, Inc. (a)	48,100	105,820
Thomson SA	11,800	90,637
		196,457
INTERNET SOFTWARE & SERVICES - 8.3%
Internet Software & Services - 8.3%
Constant Contact, Inc.	100	1,780
DivX, Inc. (a)	100	983
Google, Inc. Class A (sub. vtg.) (a)	8,300	3,910,794
Openwave Systems, Inc.	54,200	111,652
Switch & Data Facilities Co., Inc.	300	3,135
		4,028,344
MEDIA - 0.0%
Publishing - 0.0%
Gemstar-TV Guide International, Inc. (a)	390	1,849
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 25.0%
Semiconductor Equipment - 2.5%
Credence Systems Corp. (a)	127,500	181,050
Tessera Technologies, Inc. (a)(d)	44,500	1,048,420
		1,229,470
Semiconductors - 22.5%
Advanced Semiconductor Engineering, Inc. sponsored ADR	25,300	116,886
Altera Corp.	61,100	1,045,421
AMIS Holdings, Inc. (a)	23,000	156,860
Applied Micro Circuits Corp. (a)	51,450	382,274
AuthenTec, Inc.	1,800	18,270
Broadcom Corp. Class A (a)	92,150	1,742,557
Cree, Inc. (a)	2,700	83,430
Cypress Semiconductor Corp. (a)	32,800	713,072
Lattice Semiconductor Corp. (a)	34,500	89,010
Marvell Technology Group Ltd. (a)	257,080	2,907,575
Maxim Integrated Products, Inc.	6,900	126,063
MediaTek, Inc.	5,000	56,078
Mindspeed Technologies, Inc. (a)	692,133	401,437
MIPS Technologies, Inc. (a)	33,500	124,285
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
PMC-Sierra, Inc. (a)	72,300	$ 346,317
Realtek Semiconductor Corp.	19,000	56,290
Richtek Technology Corp.	7,000	61,767
Silicon Laboratories, Inc. (a)	26,100	807,795
Siliconware Precision Industries Co. Ltd. sponsored ADR	14,100	115,338
Spansion, Inc. Class A (a)	46,200	127,050
Spreadtrum Communications, Inc. ADR	900	6,786
Tower Semicondutor Ltd. (a)	239,700	246,891
Xilinx, Inc.	54,500	1,218,620
		10,950,072
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		12,179,542
SOFTWARE - 2.9%
Application Software - 1.7%
BladeLogic, Inc.	7,200	137,520
Ulticom, Inc. (a)	95,200	666,400
		803,920
Systems Software - 1.2%
Allot Communications Ltd. (a)	2,800	7,840
Check Point Software Technologies Ltd. (a)	21,300	466,896
Double-Take Software, Inc. (a)	12,200	126,758
		601,494
TOTAL SOFTWARE		1,405,414
TOTAL COMMON STOCKS (Cost $64,909,676)		47,803,165
Convertible Bonds - 0.4%
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT - 0.4%
Communications Equipment - 0.4%
Ciena Corp. 0.25% 5/1/13 (Cost $230,000)	$ 230,000	$ 200,021
Money Market Funds - 17.5%
	Shares
Fidelity Cash Central Fund, 3.24% (b)	584,349	584,349
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	7,963,300	7,963,300
TOTAL MONEY MARKET FUNDS (Cost $8,547,649)		8,547,649
TOTAL INVESTMENT PORTFOLIO - 116.0% (Cost $73,687,325)		56,550,835
NET OTHER ASSETS - (16.0)%		(7,792,712)
NET ASSETS - 100%		$ 48,758,123
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,879
Fidelity Securities Lending Cash Central Fund	34,788
Total	$ 94,667
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.7%
Canada	7.8%
Bermuda	6.2%
Israel	2.1%
Taiwan	1.6%
Japan	1.3%
Others (individually less than 1%)	1.3%
100.0%
Income Tax Information

At February 29, 2008, the fund had a capital loss carryforward of approximately $188,539,780 of which $99,728,449, $83,559,188, $3,347,694 and $1,904,449 will expire on February 28, 2010, 2011, 2013 and February 29, 2016, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Networking and Infrastructure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $7,420,821) - See accompanying schedule: Unaffiliated issuers (cost $65,139,676)	$ 48,003,186
Fidelity Central Funds (cost $8,547,649)	8,547,649
Total Investments (cost $73,687,325)		$ 56,550,835
Receivable for investments sold		796,537
Receivable for fund shares sold		184,776
Dividends receivable		7,018
Interest receivable		190
Distributions receivable from Fidelity Central Funds		11,151
Prepaid expenses		195
Other receivables		2,059
Total assets		57,552,761

Liabilities
Payable for investments purchased	$ 1,377
Payable for fund shares redeemed	759,692
Accrued management fee	24,374
Other affiliated payables	15,178
Other payables and accrued expenses	30,717
Collateral on securities loaned, at value	7,963,300
Total liabilities		8,794,638

Net Assets		$ 48,758,123
Net Assets consist of:
Paid in capital		$ 254,809,555
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(188,915,132)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(17,136,300)
Net Assets, for 24,741,410 shares outstanding		$ 48,758,123
Net Asset Value, offering price and redemption price per share ($48,758,123 ÷ 24,741,410 shares)		$ 1.97

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 85,715
Interest		649
Income from Fidelity Central Funds (including $34,788 from security lending)		94,667
Total income		181,031

Expenses
Management fee	$ 397,879
Transfer agent fees	212,954
Accounting and security lending fees	29,227
Custodian fees and expenses	17,428
Independent trustees' compensation	276
Registration fees	25,119
Audit	36,783
Legal	1,044
Miscellaneous	5,045
Total expenses before reductions	725,755
Expense reductions	(2,052)	723,703
Net investment income (loss)		(542,672)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,133,122)
Foreign currency transactions	(1,364)
Total net realized gain (loss)		(1,134,486)
Change in net unrealized appreciation (depreciation) on: Investment securities	(10,930,424)
Assets and liabilities in foreign currencies	185
Total change in net unrealized appreciation (depreciation)		(10,930,239)
Net gain (loss)		(12,064,725)
Net increase (decrease) in net assets resulting from operations		$ (12,607,397)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Networking and Infrastructure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (542,672)	$ (981,804)
Net realized gain (loss)	(1,134,486)	8,840,687
Change in net unrealized appreciation (depreciation)	(10,930,239)	(15,162,537)
Net increase (decrease) in net assets resulting from operations	(12,607,397)	(7,303,654)
Share transactions Proceeds from sales of shares	30,151,708	146,060,492
Cost of shares redeemed	(59,927,418)	(173,089,291)
Net increase (decrease) in net assets resulting from share transactions	(29,775,710)	(27,028,799)
Redemption fees	12,513	94,221
Total increase (decrease) in net assets	(42,370,594)	(34,238,232)

Net Assets
Beginning of period	91,128,717	125,366,949
End of period	$ 48,758,123	$ 91,128,717
Other Information Shares
Sold	12,045,121	57,517,022
Redeemed	(23,884,149)	(69,494,804)
Net increase (decrease)	(11,839,028)	(11,977,782)

Financial Highlights

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 2.49	$ 2.58	$ 2.14	$ 2.66	$ 1.52
Income from Investment Operations
Net investment income (loss) C	(.02)	(.02)	(.02)	(.02)	(.02)
Net realized and unrealized gain (loss)	(.50)	(.07)	.46	(.50)	1.16
Total from investment operations	(.52)	(.09)	.44	(.52)	1.14
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 1.97	$ 2.49	$ 2.58	$ 2.14	$ 2.66
Total Return A,B	(20.88)%	(3.49)%	20.56%	(19.55)%	75.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.09%	1.14%	1.17%	1.43%
Expenses net of fee waivers, if any	1.02%	1.09%	1.14%	1.17%	1.43%
Expenses net of all reductions	1.01%	1.08%	1.02%	1.07%	1.39%
Net investment income (loss)	(.76)%	(.84)%	(.84)%	(.89)%	(1.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,758	$ 91,129	$ 125,367	$ 109,960	$ 211,468
Portfolio turnover rate E	37%	136%	201%	160%	57%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Software and Computer Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services Portfolio	1.99%	13.70%	9.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Software and Computer Services Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Comments from Mayank Tandon, Portfolio Manager of Select Software and Computer Services Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund gained 1.99%, outperforming the 2.74% loss of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Software & Services Index. During the same 12-month period, the fund also outpaced the S&P 500®. The portfolio's overweighting and good selection among home entertainment software stocks contributed handsomely to gains relative to the MSCI index, while IT offshore outsourcing firms held back results overall. Currency movements also contributed significantly to the performance of the fund's foreign investments. Nintendo and Ubisoft Entertainment - two companies in the home entertainment software area and not in the benchmark - were the primary contributors to performance. Japan's Nintendo continued to benefit from its enormously successful Wii gaming system. France's Ubisoft offers a very strong lineup of games for popular gaming consoles including the Wii. Apple - another out-of-benchmark holding - benefited from the strong product cycle of its iPhone and new iMac computers, but I sold it when I felt it had become fully valued. MasterCard performed well due to increased global use of credit cards for consumer purchases. Looking at detractors, Cognizant, a leading India-based outsourcing firm, suffered from having an overvalued stock at a time of economic uncertainty, despite overall growth in its industry. Germany's Utimaco Safeware was hurt by execution problems. VMware, a leader in computer virtualization - meaning running multiple operating systems on a single computer - had a hard time meeting lofty expectations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Software and Computer Services Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	14.0	15.5
Google, Inc. Class A (sub. vtg.)	13.4	14.0
Cognizant Technology Solutions Corp. Class A	8.9	8.8
Oracle Corp.	7.2	7.4
Nintendo Co. Ltd.	4.3	7.1
Yahoo!, Inc.	3.8	3.7
MasterCard, Inc. Class A	3.7	2.5
Satyam Computer Services Ltd. sponsored ADR	3.5	3.1
Ubisoft Entertainment SA	2.9	2.1
VMware, Inc. Class A	2.4	0.9
	64.1
Top Industries (% of fund's net assets)
As of February 29, 2008
Software	45.1%
IT Services	30.5%
Internet Software & Services	20.1%
All Others*	4.3%

As of August 31, 2007
Software	48.5%
IT Services	27.0%
Internet Software & Services	21.5%
Computers & Peripherals	2.9%
All Others*	0.1%

* Includes short-term investments and net other assets.

Annual Report

Select Software and Computer Services Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
INTERNET SOFTWARE & SERVICES - 20.1%
Internet Software & Services - 20.1%
Blinkx PLC	437,400	$ 153,471
DealerTrack Holdings, Inc. (a)	256,688	5,254,403
eBay, Inc. (a)	521,300	13,741,468
Google, Inc. Class A (sub. vtg.) (a)(d)	218,200	102,811,476
Omniture, Inc. (a)	145,423	3,341,821
Yahoo!, Inc. (a)	1,051,000	29,196,780
		154,499,419
IT SERVICES - 30.5%
Data Processing & Outsourced Services - 13.3%
Affiliated Computer Services, Inc. Class A (a)	296,200	15,032,150
ExlService Holdings, Inc. (a)(d)	723,832	15,439,337
Fiserv, Inc. (a)	220,500	11,602,710
Genpact Ltd.	237,800	3,626,450
MasterCard, Inc. Class A (d)	150,300	28,557,000
Paychex, Inc. (d)	180,700	5,684,822
Syntel, Inc. (d)	245,200	6,676,796
The Western Union Co.	443,800	9,231,040
WNS Holdings Ltd. ADR (a)	432,650	6,424,853
		102,275,158
IT Consulting & Other Services - 17.2%
Accenture Ltd. Class A	256,600	9,045,150
Cognizant Technology Solutions Corp. Class A (a)	2,275,300	68,736,813
HCL Technologies Ltd.	892,065	6,103,086
Infosys Technologies Ltd. sponsored ADR (d)	415,200	16,159,584
Patni Computer Systems Ltd. sponsored ADR (d)	416,200	5,040,182
Satyam Computer Services Ltd. sponsored ADR (d)	1,071,500	26,766,070
		131,850,885
TOTAL IT SERVICES		234,126,043
SOFTWARE - 45.1%
Application Software - 8.9%
Absolute Software Corp. (a)	257,000	3,277,628
Ansys, Inc. (a)(d)	392,700	14,675,199
Autonomy Corp. PLC (a)	400,100	7,442,170
BladeLogic, Inc.	67,367	1,286,710
Epicor Software Corp. (a)	456,600	5,054,562
Informatica Corp. (a)	689,700	12,042,162
Nuance Communications, Inc. (a)(d)	379,600	6,244,420

	Shares	Value
Quest Software, Inc. (a)	1,050,014	$ 14,941,699
Salesforce.com, Inc. (a)	53,400	3,189,048
		68,153,598
Home Entertainment Software - 9.6%
Activision, Inc. (a)	443,800	12,093,550
Gameloft (a)	357,800	1,528,309
Nintendo Co. Ltd.	66,200	33,047,042
THQ, Inc. (a)	235,500	4,406,205
Ubisoft Entertainment SA (a)	267,568	22,486,302
		73,561,408
Systems Software - 26.6%
Microsoft Corp. (d)	3,951,600	107,562,550
Novell, Inc. (a)	952,736	7,097,883
Oracle Corp. (a)(d)	2,948,400	55,429,920
Progress Software Corp. (a)(d)	185,700	5,299,878
Red Hat, Inc. (a)	226,400	4,036,712
Utimaco Safeware AG	431,897	6,851,276
VMware, Inc. Class A (d)	308,200	18,082,094
		204,360,313
TOTAL SOFTWARE		346,075,319
TOTAL COMMON STOCKS (Cost $693,504,906)		734,700,781
Money Market Funds - 23.4%

Fidelity Cash Central Fund, 3.24% (b)	34,570,219	34,570,219
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	145,009,475	145,009,475
TOTAL MONEY MARKET FUNDS (Cost $179,579,694)		179,579,694
TOTAL INVESTMENT PORTFOLIO - 119.1% (Cost $873,084,600)		914,280,475
NET OTHER ASSETS - (19.1)%		(146,503,685)
NET ASSETS - 100%		$ 767,776,790
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 577,921
Fidelity Securities Lending Cash Central Fund	867,905
Total	$ 1,445,826
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Utimaco Safeware AG	$ 21,847,289	$ -	$ 9,284,769	$ 83,277	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.7%
India	7.1%
Japan	4.3%
France	3.1%
United Kingdom	1.8%
Bermuda	1.7%
Others (individually less than 1%)	1.3%
100.0%
Income Tax Information
At February 29, 2008, the fund had a capital loss carryforward of approximately $10,982,618 all of which will expire on February 28, 2011.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $138,409,223) - See accompanying schedule: Unaffiliated issuers (cost $693,504,906)	$ 734,700,781
Fidelity Central Funds (cost $179,579,694)	179,579,694
Total Investments (cost $873,084,600)		$ 914,280,475
Receivable for fund shares sold		677,089
Dividends receivable		441,253
Distributions receivable from Fidelity Central Funds		144,519
Prepaid expenses		2,302
Other receivables		230,905
Total assets		915,776,543

Liabilities
Payable for fund shares redeemed	1,951,452
Accrued management fee	371,347
Other affiliated payables	201,643
Other payables and accrued expenses	465,836
Collateral on securities loaned, at value	145,009,475
Total liabilities		147,999,753

Net Assets		$ 767,776,790
Net Assets consist of:
Paid in capital		$ 741,402,592
Accumulated net investment loss		(1,201)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,416,290)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		40,791,689
Net Assets, for 11,498,852 shares outstanding		$ 767,776,790
Net Asset Value, offering price and redemption price per share ($767,776,790 ÷ 11,498,852 shares)		$ 66.77

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends (including $83,277 earned from other affiliated issuers)		$ 3,745,149
Interest		17,907
Income from Fidelity Central Funds (including $867,905 from security lending)		1,445,826
Total income		5,208,882

Expenses
Management fee	$ 4,928,167
Transfer agent fees	2,160,386
Accounting and security lending fees	324,467
Custodian fees and expenses	48,337
Independent trustees' compensation	3,501
Registration fees	56,273
Audit	60,637
Legal	7,030
Interest	8,362
Miscellaneous	35,894
Total expenses before reductions	7,633,054
Expense reductions	(11,693)	7,621,361
Net investment income (loss)		(2,412,479)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,316)	56,128,503
Other affiliated issuers	(3,259,657)
Foreign currency transactions	913
Total net realized gain (loss)		52,869,759
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $409,123)	(37,076,267)
Assets and liabilities in foreign currencies	5,180
Total change in net unrealized appreciation (depreciation)		(37,071,087)
Net gain (loss)		15,798,672
Net increase (decrease) in net assets resulting from operations		$ 13,386,193

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,412,479)	$ (2,493,666)
Net realized gain (loss)	52,869,759	40,502,392
Change in net unrealized appreciation (depreciation)	(37,071,087)	103,313,497
Net increase (decrease) in net assets resulting from operations	13,386,193	141,322,223
Share transactions Proceeds from sales of shares	321,624,565	732,164,444
Cost of shares redeemed	(491,985,679)	(512,701,886)
Net increase (decrease) in net assets resulting from share transactions	(170,361,114)	219,462,558
Redemption fees	87,368	80,891
Total increase (decrease) in net assets	(156,887,553)	360,865,672

Net Assets
Beginning of period	924,664,343	563,798,671
End of period (including accumulated net investment loss of $1,201 and accumulated net investment loss of $1,115, respectively)	$ 767,776,790	$ 924,664,343
Other Information Shares
Sold	4,302,245	11,694,868
Redeemed	(6,927,231)	(8,023,777)
Net increase (decrease)	(2,624,986)	3,671,091

Financial Highlights

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 65.47	$ 53.94	$ 47.60	$ 51.37	$ 35.48
Income from Investment Operations
Net investment income (loss) C	(.20)	(.21)	(.25)	.53 F	(.24) G
Net realized and unrealized gain (loss)	1.49	11.73	6.58	(3.79)	16.12
Total from investment operations	1.29	11.52	6.33	(3.26)	15.88
Distributions from net investment income	-	-	-	(.51)	-
Redemption fees added to paid in capital C	.01	.01	.01	- J	.01
Net asset value, end of period	$ 66.77	$ 65.47	$ 53.94	$ 47.60	$ 51.37
Total Return A,B	1.99%	21.38%	13.32%	(6.43)%	44.79%
Ratios to Average Net Assets D, H
Expenses before reductions	.86%	.92%	.96%	.98%	1.09%
Expenses net of fee waivers, if any	.86%	.92%	.96%	.98%	1.09%
Expenses net of all reductions	.86%	.91%	.91%	.92%	1.06%
Net investment income (loss)	(.27)%	(.34)%	(.49)%	1.09% F	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 767,777	$ 924,664	$ 563,799	$ 680,988	$ 846,946
Portfolio turnover rate E	38%	139%	59%	94%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.76 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.48)%. G Investment income per share reflects a special dividend which amounted to $.03 per share. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Technology Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Technology Portfolio	-4.57%	11.69%	5.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Technology Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Technology Portfolio

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Select Technology Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund returned -4.57%, trailing the S&P 500® and the -2.37% loss of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Information Technology Index. Versus the MSCI index, unfavorable stock selection in the semiconductor space - especially Marvell Technology Group and Advanced Micro Devices - had the biggest negative impact on our results. Marvell reported a loss for its fiscal quarter ending October 27, 2007, and continued to restructure. Secondarily, underweighting or not owning several large-cap computer hardware and systems software stocks - notably hardware names International Business Machines (IBM) and Hewlett-Packard - was detrimental. Other detractors included network equipment provider Cisco Systems and F5 Networks, a maker of software for application delivery networking. On the positive side, favorable stock selection and an overweighting in the home entertainment software group - paced by our position in Japanese video-game maker Nintendo - aided the fund's performance. Strong sales of the company's Wii game console drove the stock's gains. Solid picks in consumer electronics, electrical components and equipment, and communications equipment also helped, as did having significant foreign exposure amid continued weakness in the U.S. dollar. A sizable position in Canada-based Research In Motion provided the largest boost to our performance. The maker of the BlackBerry handheld messaging device continued to develop its core market of business users while rolling out new products aimed at the consumer market, along with pursuing potentially lucrative opportunities overseas. Other contributors were Tele Atlas, a Dutch provider of digital map data, and Finland-based cellular handset maker Nokia. All the contributors I mentioned were out-of-index positions, and Tele Atlas was sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Technology Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	11.0	7.4
Nintendo Co. Ltd.	8.3	2.2
High Tech Computer Corp.	3.1	0.1
Marvell Technology Group Ltd.	3.0	4.4
Hewlett-Packard Co.	3.0	0.0
Nokia Corp. sponsored ADR	3.0	0.8
Yahoo!, Inc.	2.8	0.0
Mindray Medical International Ltd. sponsored ADR	2.6	0.0
Research In Motion Ltd.	2.4	3.4
Varian Semiconductor Equipment Associates, Inc.	1.7	0.0
	40.9
Top Industries (% of fund's net assets)
As of February 29, 2008
Communications Equipment	27.9%
Semiconductors & Semiconductor Equipment	21.1%
Software	16.8%
Computers & Peripherals	10.1%
Internet Software & Services	6.5%
All Others*	17.6%

As of August 31, 2007
Semiconductors & Semiconductor Equipment	26.1%
Communications Equipment	25.6%
Computers & Peripherals	11.9%
Software	9.6%
Internet Software & Services	8.9%
All Others*	17.9%

* Includes short-term investments and net other assets.

Annual Report

Select Technology Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Diversified Commercial & Professional Services - 0.2%
China Security & Surveillance Technology, Inc. (a)(d)	166,500	$ 2,487,510
COMMUNICATIONS EQUIPMENT - 27.9%
Communications Equipment - 27.9%
ADVA AG Optical Networking (a)	703,356	2,135,389
Airvana, Inc.	575,100	2,737,476
Arris Group, Inc. (a)	790,700	4,546,525
Aruba Networks, Inc.	164,500	922,845
AudioCodes Ltd. (a)	805,900	3,408,957
Balda AG (a)(d)	255,800	2,317,622
Cisco Systems, Inc. (a)	7,000,900	170,611,936
Comtech Group, Inc. (a)	1,166,480	12,201,381
Comverse Technology, Inc. (a)	965,800	15,906,726
Corning, Inc.	859,979	19,977,312
Delta Networks, Inc.	4,418,000	1,130,272
F5 Networks, Inc. (a)	293,400	6,501,744
Finisar Corp. (a)	1,441,600	2,320,976
Foxconn International Holdings Ltd. (a)	2,038,000	3,192,640
Harris Stratex Networks, Inc. Class A (a)	440,800	4,425,632
Infinera Corp.	276,900	3,234,192
Juniper Networks, Inc. (a)	644,500	17,285,490
NETGEAR, Inc. (a)	30,902	674,282
Nokia Corp. sponsored ADR	1,270,800	45,761,508
Opnext, Inc.	258,800	1,195,656
Optium Corp. (a)	197,300	1,353,478
Powerwave Technologies, Inc. (a)	2,852,700	8,158,722
QUALCOMM, Inc.	91,500	3,876,855
Research In Motion Ltd. (a)	364,700	37,855,860
Riverbed Technology, Inc. (a)	187,700	3,765,262
Sandvine Corp. (a)	3,186,800	9,521,053
Sandvine Corp. (U.K.) (a)	1,941,200	5,859,847
Sonus Networks, Inc. (a)(d)	5,978,879	19,849,878
Starent Networks Corp.	1,330,000	20,920,900
		431,650,416
COMPUTERS & PERIPHERALS - 10.1%
Computer Hardware - 7.8%
Apple, Inc. (a)	118,100	14,764,862
Foxconn Technology Co. Ltd.	77,000	502,335
Hewlett-Packard Co.	986,500	47,125,105
High Tech Computer Corp.	2,289,500	47,263,780
Palm, Inc.	438,800	2,839,036
Stratasys, Inc. (a)	448,091	8,406,187
		120,901,305
Computer Storage & Peripherals - 2.3%
ASUSTeK Computer, Inc.	2,533,003	6,992,981
Innolux Display Corp.	1,655,051	4,566,871
Netezza Corp.	619,500	6,133,050

	Shares	Value
Synaptics, Inc. (a)(d)	596,930	$ 15,991,755
TPV Technology Ltd.	3,000,000	1,797,950
		35,482,607
TOTAL COMPUTERS & PERIPHERALS		156,383,912
DIVERSIFIED CONSUMER SERVICES - 1.5%
Education Services - 1.5%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	382,600	23,855,110
ELECTRICAL EQUIPMENT - 4.4%
Electrical Components & Equipment - 4.2%
First Solar, Inc. (a)	104,800	21,504,960
JA Solar Holdings Co. Ltd. ADR	373,300	5,334,457
Neo-Neon Holdings Ltd.	12,776,000	9,460,195
Seoul Semiconductor Co. Ltd.	70,000	1,305,256
SolarWorld AG (d)	400,900	18,178,744
Sunpower Corp. Class A (a)	80,900	5,316,748
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	85,800	3,189,186
		64,289,546
Heavy Electrical Equipment - 0.2%
Suzlon Energy Ltd.	500,000	3,478,660
TOTAL ELECTRICAL EQUIPMENT		67,768,206
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
Electronic Equipment & Instruments - 0.5%
Amphenol Corp. Class A	150,000	5,545,500
ENE Technology, Inc.	156,000	416,516
Motech Industries, Inc. GDR (a)(e)	210,015	1,453,297
		7,415,313
Technology Distributors - 1.5%
Ingram Micro, Inc. Class A (a)	280,500	4,283,235
Mellanox Technologies Ltd.	411,800	6,300,540
Mingyuan Medicare Development Co. Ltd. (d)	67,600,000	12,132,902
		22,716,677
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		30,131,990
HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
Health Care Equipment - 2.7%
Golden Meditech Co. Ltd.	4,532,000	1,622,819
Mindray Medical International Ltd. sponsored ADR (d)	1,103,579	40,501,349
		42,124,168
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
athenahealth, Inc. (d)	1,500	48,780
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - 0.1%
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	100,000	$ 1,067,000
HOTELS, RESTAURANTS & LEISURE - 2.3%
Hotels, Resorts & Cruise Lines - 2.3%
Ctrip.com International Ltd. sponsored ADR	440,900	26,727,358
Home Inns & Hotels Management, Inc. ADR (a)(d)	348,800	9,480,384
		36,207,742
HOUSEHOLD DURABLES - 0.5%
Consumer Electronics - 0.5%
Harman International Industries, Inc.	164,700	6,785,640
TomTom Group BV (a)(d)	32,200	1,508,839
		8,294,479
INTERNET & CATALOG RETAIL - 0.0%
Catalog Retail - 0.0%
Acorn International, Inc. sponsored ADR	2,800	27,608
INTERNET SOFTWARE & SERVICES - 6.5%
Internet Software & Services - 6.5%
Akamai Technologies, Inc. (a)	449,600	15,807,936
Alibaba.com Ltd.	938,500	2,274,713
Blinkx PLC	500,000	175,435
DealerTrack Holdings, Inc. (a)	30,700	628,429
Google, Inc. Class A (sub. vtg.) (a)	32,500	15,313,350
LivePerson, Inc. (a)	717,300	2,445,993
LoopNet, Inc. (a)	150,000	1,795,500
Omniture, Inc. (a)	489,562	11,250,135
Tencent Holdings Ltd.	1,365,400	8,487,972
Yahoo!, Inc. (a)	1,551,000	43,086,780
		101,266,243
IT SERVICES - 0.7%
Data Processing & Outsourced Services - 0.1%
WNS Holdings Ltd. ADR (a)	130,300	1,934,955
IT Consulting & Other Services - 0.6%
HCL Technologies Ltd.	500,000	3,420,763
RightNow Technologies, Inc. (a)	437,461	5,000,179
		8,420,942
TOTAL IT SERVICES		10,355,897
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 21.1%
Semiconductor Equipment - 6.6%
Aixtron AG (a)	100,000	1,326,641
Applied Materials, Inc.	802,200	15,378,174
ASML Holding NV (NY Shares) (a)	492,105	11,849,888
Cymer, Inc. (a)	200,000	5,666,000
FormFactor, Inc. (a)	159,300	2,856,249
Global Unichip Corp.	895,000	5,008,997
Lam Research Corp. (a)	46,500	1,871,160

	Shares	Value
LTX Corp. (a)	953,485	$ 3,098,826
MEMC Electronic Materials, Inc. (a)	38,300	2,921,524
MEMSIC, Inc.	188,000	1,389,320
Tessera Technologies, Inc. (a)	463,900	10,929,484
Varian Semiconductor Equipment Associates, Inc. (a)	796,200	26,895,636
Verigy Ltd. (a)	633,200	12,727,320
		101,919,219
Semiconductors - 14.5%
Advanced Analog Technology, Inc.	580,390	1,944,373
Advanced Micro Devices, Inc. (a)(d)	1,021,900	7,367,899
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	3,029,300	13,995,366
AMIS Holdings, Inc. (a)	776,800	5,297,776
Anpec Electronics Corp.	190,583	385,204
Applied Micro Circuits Corp. (a)	439,425	3,264,928
Atheros Communications, Inc. (a)	120,000	2,918,400
AuthenTec, Inc.	143,400	1,455,510
Broadcom Corp. Class A (a)	1,155,520	21,850,883
Cavium Networks, Inc.	1,128,093	16,041,482
Cypress Semiconductor Corp. (a)	807,400	17,552,876
Diodes, Inc. (a)	125,400	2,830,278
Elan Microelectronics Corp.	453,000	668,008
Epistar Corp.	3,888,041	11,640,848
Faraday Technology Corp.	539,000	1,049,331
Formosa Epitaxy, Inc. (a)	1,957,000	1,862,810
Global Mixed-mode Technology, Inc.	534,500	2,991,974
Hittite Microwave Corp. (a)	161,600	5,350,576
Intersil Corp. Class A	67,500	1,570,725
Marvell Technology Group Ltd. (a)	4,170,443	47,167,710
MediaTek, Inc.	233,000	2,613,215
Mindspeed Technologies, Inc. (a)	4,141,000	2,401,780
National Semiconductor Corp.	83,600	1,376,892
Omnivision Technologies, Inc. (a)(d)	544,400	8,634,184
PMC-Sierra, Inc. (a)	850,900	4,075,811
Powertech Technology, Inc.	839,000	2,780,414
Richtek Technology Corp.	1,282,500	11,316,667
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,407,100	11,510,078
Spreadtrum Communications, Inc. ADR	22,100	166,634
Supertex, Inc. (a)	43,700	904,590
Taiwan Semiconductor Manufacturing Co. Ltd.	10,278	20,079
Xilinx, Inc.	442,300	9,889,828
Zoran Corp. (a)	201,900	2,772,087
		225,669,216
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		327,588,435
SOFTWARE - 16.8%
Application Software - 4.7%
Ansys, Inc. (a)	188,800	7,055,456
Autonomy Corp. PLC (a)	475,000	8,835,368
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
BladeLogic, Inc.	239,406	$ 4,572,655
Callidus Software, Inc. (a)	1,414,584	6,945,607
Concur Technologies, Inc. (a)	342,500	10,014,700
Global Digital Creations Holdings Ltd. (a)	23,458,000	2,347,895
Intuit, Inc. (a)	260,600	6,921,536
Longtop Financial Technologies Ltd. ADR (d)	272,000	5,276,800
Mentor Graphics Corp. (a)	99,700	907,270
Salesforce.com, Inc. (a)	147,400	8,802,728
Smith Micro Software, Inc. (a)(d)	1,233,582	6,315,940
SuccessFactors, Inc.	13,300	110,656
Synopsys, Inc. (a)	100,600	2,334,926
Taleo Corp. Class A (a)	83,300	1,587,698
Ulticom, Inc. (a)	100,000	700,000
		72,729,235
Home Entertainment Software - 9.9%
Activision, Inc. (a)	475,800	12,965,550
Nintendo Co. Ltd.	241,800	120,706,566
Nintendo Co. Ltd. ADR	131,500	8,205,600
THQ, Inc. (a)(d)	621,100	11,620,781
		153,498,497
Systems Software - 2.2%
Moldflow Corp. (a)	93,800	1,562,708
Oracle Corp. (a)	766,900	14,417,720
Utimaco Safeware AG	125,000	1,982,902
VMware, Inc. Class A (d)	266,300	15,623,821
		33,587,151
TOTAL SOFTWARE		259,814,883
TOTAL COMMON STOCKS (Cost $1,793,395,265)		1,499,072,379
Money Market Funds - 8.2%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	57,956,424	57,956,424
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	69,269,960	69,269,960
TOTAL MONEY MARKET FUNDS (Cost $127,226,384)		127,226,384
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $1,920,621,649)		1,626,298,763
NET OTHER ASSETS - (5.0)%		(76,799,571)
NET ASSETS - 100%		$ 1,549,499,192
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,453,297 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 664,297
Fidelity Securities Lending Cash Central Fund	1,690,005
Total	$ 2,354,302
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	58.8%
Taiwan	8.3%
Japan	8.3%
Cayman Islands	7.7%
Bermuda	4.1%
Canada	3.4%
Finland	3.0%
Germany	1.6%
China	1.2%
Others (individually less than 1%)	3.6%
100.0%
Income Tax Information
At February 29, 2008, the fund had a capital loss carryforward of approximately $2,241,753,786 of which $1,463,303,298 and $778,450,488 will expire on February 28, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $64,843,754) - See accompanying schedule: Unaffiliated issuers (cost $1,793,395,265)	$ 1,499,072,379
Fidelity Central Funds (cost $127,226,384)	127,226,384
Total Investments (cost $1,920,621,649)		$ 1,626,298,763
Foreign currency held at value (cost $247)		259
Receivable for investments sold		32,876,924
Receivable for fund shares sold		1,571,918
Dividends receivable		196,219
Distributions receivable from Fidelity Central Funds		243,242
Prepaid expenses		5,566
Other receivables		246,619
Total assets		1,661,439,510

Liabilities
Payable for investments purchased	$ 37,815,793
Payable for fund shares redeemed	3,366,588
Accrued management fee	722,947
Other affiliated payables	445,953
Other payables and accrued expenses	319,077
Collateral on securities loaned, at value	69,269,960
Total liabilities		111,940,318

Net Assets		$ 1,549,499,192
Net Assets consist of:
Paid in capital		$ 4,090,904,686
Accumulated net investment loss		(1,368)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,246,884,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(294,519,848)
Net Assets, for 23,247,993 shares outstanding		$ 1,549,499,192
Net Asset Value, offering price and redemption price per share ($1,549,499,192 ÷ 23,247,993 shares)		$ 66.65

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 4,068,160
Special dividends		1,097,137
Interest		42,280
Income from Fidelity Central Funds (including $1,690,005 from security lending)		2,354,302
Total income		7,561,879

Expenses
Management fee	$ 10,224,642
Transfer agent fees	5,086,968
Accounting and security lending fees	585,217
Custodian fees and expenses	198,124
Independent trustees' compensation	6,982
Registration fees	72,391
Audit	56,687
Legal	16,172
Interest	60,395
Miscellaneous	92,799
Total expenses before reductions	16,400,377
Expense reductions	(278,294)	16,122,083
Net investment income (loss)		(8,560,204)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	274,109,885
Foreign currency transactions	(349,078)
Total net realized gain (loss)		273,760,807
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $152,950)	(368,850,587)
Assets and liabilities in foreign currencies	2,801
Total change in net unrealized appreciation (depreciation)		(368,847,786)
Net gain (loss)		(95,086,979)
Net increase (decrease) in net assets resulting from operations		$ (103,647,183)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (8,560,204)	$ (4,136,710)
Net realized gain (loss)	273,760,807	114,380,512
Change in net unrealized appreciation (depreciation)	(368,847,786)	(853,622)
Net increase (decrease) in net assets resulting from operations	(103,647,183)	109,390,180
Share transactions Proceeds from sales of shares	635,529,129	329,179,074
Cost of shares redeemed	(678,928,628)	(665,608,727)
Net increase (decrease) in net assets resulting from share transactions	(43,399,499)	(336,429,653)
Redemption fees	157,011	112,006
Total increase (decrease) in net assets	(146,889,671)	(226,927,467)

Net Assets
Beginning of period	1,696,388,863	1,923,316,330
End of period (including accumulated net investment loss of $1,368 and distributions in excess of net investment income of $1,582, respectively)	$ 1,549,499,192	$ 1,696,388,863
Other Information Shares
Sold	7,994,554	5,002,429
Redeemed	(9,035,987)	(10,193,730)
Net increase (decrease)	(1,041,433)	(5,191,301)

Financial Highlights

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 69.84	$ 65.24	$ 57.62	$ 61.94	$ 38.44
Income from Investment Operations
Net investment income (loss) C	(.36) J	(.15)	(.27)	.11 F	(.42)
Net realized and unrealized gain (loss)	(2.84)	4.75	7.88	(4.28)	23.91
Total from investment operations	(3.20)	4.60	7.61	(4.17)	23.49
Distributions from net investment income	-	-	-	(.16)	-
Redemption fees added to paid in capital C	.01	- I	.01	.01	.01
Net asset value, end of period	$ 66.65	$ 69.84	$ 65.24	$ 57.62	$ 61.94
Total Return A,B	(4.57)%	7.05%	13.22%	(6.73)%	61.13%
Ratios to Average Net Assets D, G
Expenses before reductions	.89%	.95%	.99%	1.01%	1.19%
Expenses net of fee waivers, if any	.89%	.95%	.99%	1.01%	1.19%
Expenses net of all reductions	.88%	.95%	.93%	.94%	1.14%
Net investment income (loss)	(.47)% J	(.24)%	(.44)%	.20% F	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,549,499	$ 1,696,389	$ 1,923,316	$ 1,954,017	$ 2,599,172
Portfolio turnover rate E	204%	113%	100%	104%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.48 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Electronics Portfolio, Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, Certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. For the Electronics and Software and Computer Services Portfolios, certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on the funds' net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Communications Equipment Portfolio	$ 323,107,020	$ 25,467,923	$ (67,907,906)	$ (42,439,983)
Computers Portfolio	511,399,675	9,956,623	(61,056,567)	(51,099,944)
Electronics Portfolio	1,641,030,830	43,028,394	(405,886,259)	(362,857,865)
IT Services Portfolio	45,094,644	3,095,376	(5,582,368)	(2,486,992)
Networking and Infrastructure Portfolio	74,062,486	2,419,152	(19,930,803)	(17,511,651)
Software and Computer Services Portfolio	876,595,101	102,633,999	(64,948,625)	37,685,374
Technology Portfolio	1,925,949,099	93,492,530	(393,142,866)	(299,650,336)
Capital Loss Carryforward
Communications Equipment Portfolio	$ (1,225,995,521)
Computers Portfolio	(704,786,229)
Electronics Portfolio	(2,386,596,566)
Networking and Infrastructure Portfolio	(188,539,780)
Software and Computer Services Portfolio	(10,982,618)
Technology Portfolio	(2,241,753,786)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 29, 2008	Ordinary Income	Long-term Capital Gains	Total
Electronics Portfolio	$ 9,836,761	$ -	$ 9,836,761
IT Services Portfolio	644,940	4,989,458	5,634,398

February 28, 2007	Ordinary Income	Long-term Capital Gains	Total
Electronics Portfolio	$ 1,472,341	$ -	$ 1,472,341
IT Services Portfolio	122,360	4,039,269	4,161,629

Trading (Redemption) Fees. Shares in the Funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	119,198,364	198,234,355
Computers Portfolio	1,159,001,098	1,143,827,836
Electronics Portfolio	1,479,422,519	1,932,486,306
IT Services Portfolio	107,763,368	99,410,026
Networking and Infrastructure Portfolio	25,859,367	56,612,508
Software and Computer Services Portfolio	333,055,537	536,021,774
Technology Portfolio	3,691,148,802	3,768,290,409

Computers Portfolio realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.26%	.56%
Computers Portfolio	.30%	.26%	.56%
Electronics Portfolio	.30%	.26%	.56%
IT Services Portfolio	.30%	.26%	.56%
Networking and Infrastructure Portfolio	.30%	.26%	.56%
Software and Computer Services Portfolio	.30%	.26%	.56%
Technology Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.30%
Computers Portfolio	.29%
Electronics Portfolio	.26%
IT Services Portfolio	.29%
Networking and Infrastructure Portfolio	.30%
Software and Computer Services Portfolio	.24%
Technology Portfolio	.28%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$ 4,177
Computers Portfolio	15,970
Electronics Portfolio	21,694
IT Services Portfolio	2,579
Networking and Infrastructure Portfolio	4,087
Software and Computer Services Portfolio	9,919
Technology Portfolio	81,442

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Computers Portfolio	Borrower	$ 6,453,500	4.69%	$ 5,043
Electronics Portfolio	Borrower	8,694,364	4.91%	13,037
Software and Computer Services Portfolio	Borrower	7,401,600	4.07%	8,362
Technology Portfolio	Borrower	8,974,860	4.77%	59,498

Annual Report

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Communications Equipment Portfolio	$ 732
Computers Portfolio	1,201
Electronics Portfolio	4,091
IT Services Portfolio	107
Networking and Infrastructure Portfolio	178
Software and Computer Services Portfolio	2,085
Technology Portfolio	4,191

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Technology Portfolio	$ 6,543,000	4.94%	$ 897

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Communications Equipment Portfolio	$ 8,445	$ -	$ 5,074
Computers Portfolio	29,714	-	6,971
Electronics Portfolio	210,887	-	31,531
Networking and Infrastructure Portfolio	1,162	-	865
Software and Computer Services Portfolio	811	-	10,640
Technology Portfolio	233,424	180	44,285

Annual Report

Notes to Financial Statements - continued

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid each fund the following amounts:

Communications Equipment Portfolio	$ 170,032
Computers Portfolio	202,584
Electronics Portfolio	463,183
IT Services Portfolio	9,382
Networking and Infrastructure Portfolio	30,418
Software and Computer Services Portfolio	155,226
Technology Portfolio	560,620

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio and Technology Portfolio (the Funds)

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio and Technology Portfolio (funds of Fidelity Select Portfolios) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998 and 2000

Secretary of Select Communications Equipment Portfolio (1998), Select Computers Portfolio (1998), Select Electronics Portfolio (1998), Select IT Services Portfolio (1998), Select Networking and Infrastructure Portfolio (2000), Select Software and Computer Services Portfolio (1998), and Select Technology Portfolio (1998). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-
present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Communications Equipment Portfolio, Select Computers Portfolio, Select Electronics Portfolio, Select IT Services Portfolio, Select Networking and Infrastructure Portfolio, Select Software and Computer Services Portfolio, and Select Technology Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select IT Services Portfolio	$2,873,396

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Electronics Portfolio	100%	100%
Select IT Services Portfolio	0%	18%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2007	December 2007
Select Electronics Portfolio	100%	100%
Select IT Services Portfolio	0%	26%

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELTEC-UANN-0408
1.813668.103

Fidelity®

Select Portfolios®

Telecommunications Services Sector

Select Telecommunications Portfolio

Select Wireless Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Wireless	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Select Telecommunications Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Telecommunications' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Telecommunications	-15.30%	13.58%	1.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) Index performed over the same period.

Annual Report

Select Telecommunications Portfolio

Management's Discussion of Fund Performance

Comments from Gavin Baker, Portfolio Manager of Select Telecommunications Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12-month period ending February 29, 2008, Telecommunications returned -15.30%, underperforming the S&P 500® and the -12.23% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Telecommunications Services Index. The fund was hurt by being heavily underweighted in integrated telecommunication services stocks AT&T and Verizon, which together represented about two-thirds of the index, at a time when economic uncertainty was making these stable, large-capitalization companies very attractive to investors. Though the fund had significant stakes in both of these companies - AT&T was its largest holding during the period - I was limited by how much of them I could own because of Fidelity's policies related to concentration of assets in just a handful of holdings. That said, I held smaller positions in AT&T and Verizon than these rules allowed me to during the period, which hurt as well. Poor stock selection in the integrated telecom services group also detracted. In addition, the fund was overweighted in the alternative carriers group, which underperformed. In terms of other individual detractors, alternative carrier Level 3 Communications hurt performance. Integrated telecom services company Qwest Communications International and Internet software and services stock SAVVIS held back the fund's return as well. On the other hand, we benefited from strong stock selection in the wireless telecommunication services group. Specifically, the fund was helped by underweighting Sprint Nextel, which performed poorly. Other stocks that contributed included broadcasting and cable TV company The DIRECTV Group, an out-of-benchmark position, and application software company Synchronoss Technologies, another out-of-benchmark holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 761.10	$ 5.21
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 5.97
Class T
Actual	$ 1,000.00	$ 760.00	$ 6.35
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.27
Class B
Actual	$ 1,000.00	$ 758.20	$ 8.48
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 758.50	$ 8.44
HypotheticalA	$ 1,000.00	$ 1,015.27	$ 9.67
Telecommunications
Actual	$ 1,000.00	$ 762.50	$ 3.94
HypotheticalA	$ 1,000.00	$ 1,020.39	$ 4.52
Institutional Class
Actual	$ 1,000.00	$ 762.70	$ 3.55
HypotheticalA	$ 1,000.00	$ 1,020.84	$ 4.07

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.19%
Class T	1.45%
Class B	1.94%
Class C	1.93%
Telecommunications	.90%
Institutional Class	.81%

Annual Report

Select Telecommunications Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	20.1	24.2
Qwest Communications International, Inc.	7.7	10.0
Global Crossing Ltd.	7.7	0.5
Verizon Communications, Inc.	7.3	7.2
Time Warner Telecom, Inc. Class A (sub. vtg.)	6.1	4.6
Millicom International Cellular SA	4.8	0.0
The DIRECTV Group, Inc.	4.3	0.0
American Tower Corp. Class A	4.1	3.1
Starent Networks Corp.	4.0	1.7
Synchronoss Technologies, Inc.	3.1	6.8
	69.2
Top Industries (% of fund's net assets)
As of February 29, 2008
Diversified Telecommunication Services	55.0%
Wireless Telecommunication Services	27.3%
Media	6.0%
Communications Equipment	5.0%
Software	4.3%
All Others*	2.4%

As of August 31, 2007
Diversified Telecommunication Services	60.8%
Wireless Telecommunication Services	21.2%
Software	10.7%
Internet Software & Services	4.0%
Communications Equipment	2.1%
All Others*	1.2%

* Includes short-term investments and net other assets.

Annual Report

Select Telecommunications Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 5.0%
Communications Equipment - 5.0%
Aruba Networks, Inc.	109,692	$ 615,372
F5 Networks, Inc. (a)	1,600	35,456
Infinera Corp.	71,400	833,952
Juniper Networks, Inc. (a)	56,100	1,504,602
Polycom, Inc. (a)	1,700	37,060
Sandvine Corp. (a)	3,200	9,560
Sonus Networks, Inc. (a)	56,800	188,576
Starent Networks Corp.	870,714	13,696,331
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	300	6,450
		16,927,359
COMPUTERS & PERIPHERALS - 0.0%
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	2,805
Network Appliance, Inc. (a)	700	15,134
Synaptics, Inc. (a)	300	8,037
		25,976
DIVERSIFIED TELECOMMUNICATION SERVICES - 55.0%
Alternative Carriers - 15.4%
Cable & Wireless PLC	18,800	65,683
Cogent Communications Group, Inc. (a)	104,308	2,031,920
Global Crossing Ltd. (a)	1,353,407	26,134,289
Iliad Group SA	600	55,321
Level 3 Communications, Inc. (a)(d)	1,265,852	2,822,850
PAETEC Holding Corp. (a)	73,600	568,192
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	1,299,442	20,713,105
		52,391,360
Integrated Telecommunication Services - 39.6%
AT&T, Inc.	1,962,602	68,357,428
BT Group PLC	5,053	22,875
Cbeyond, Inc. (a)	125,962	2,064,517
Cincinnati Bell, Inc. (a)	299,100	1,160,508
Embarq Corp.	45,100	1,891,494
FairPoint Communications, Inc.	74,300	731,112
NTELOS Holdings Corp.	632	13,481
PT Indosat Tbk	1,778,000	1,298,499
PT Telkomunikasi Indonesia Tbk Series B	3,773,400	3,977,255
Qwest Communications International, Inc. (d)	4,878,944	26,346,298
Telefonica SA	40,800	1,179,664
Telefonica SA sponsored ADR	8,500	737,290
Telenor ASA	50,000	1,023,804
Telenor ASA sponsored ADR	4,100	254,569
Telkom SA Ltd.	34,500	615,288

	Shares	Value
Verizon Communications, Inc.	681,524	$ 24,752,952
Windstream Corp.	40,308	474,022
		134,901,056
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		187,292,416
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Electronic Manufacturing Services - 0.1%
Trimble Navigation Ltd. (a)	8,940	244,420
INTERNET SOFTWARE & SERVICES - 2.1%
Internet Software & Services - 2.1%
Google, Inc. Class A (sub. vtg.) (a)	90	42,406
SAVVIS, Inc. (a)(d)	357,800	6,952,054
		6,994,460
MEDIA - 6.0%
Broadcasting & Cable TV - 6.0%
Comcast Corp. Class A	298,400	5,830,736
Liberty Global, Inc. Class A (a)	400	15,040
The DIRECTV Group, Inc. (a)	581,400	14,564,070
Time Warner Cable, Inc. (a)	1,200	32,760
Virgin Media, Inc.	1,400	21,000
		20,463,606
SOFTWARE - 4.3%
Application Software - 3.1%
Synchronoss Technologies, Inc. (a)(d)	666,163	10,711,901
Home Entertainment Software - 1.2%
Gameloft (a)(d)	694,986	2,968,566
Glu Mobile, Inc.	208,214	982,770
		3,951,336
TOTAL SOFTWARE		14,663,237
WIRELESS TELECOMMUNICATION SERVICES - 27.3%
Wireless Telecommunication Services - 27.3%
America Movil SAB de CV Series L sponsored ADR	153,600	9,286,656
American Tower Corp. Class A (a)	364,000	13,992,160
Bharti Airtel Ltd. (a)	225,784	4,613,014
Centennial Communications Corp. Class A (a)	107,300	565,471
China Mobile (Hong Kong) Ltd. sponsored ADR	105,800	7,894,796
Clearwire Corp. (d)	76,500	1,071,765
Crown Castle International Corp. (a)	230,000	8,300,700
Leap Wireless International, Inc. (a)	30,614	1,309,055
MetroPCS Communications, Inc.	59,900	955,405
Millicom International Cellular SA (a)	148,800	16,442,400
MTN Group Ltd.	41,500	649,964
NII Holdings, Inc. (a)	119,300	4,739,789
OnMobile Global Ltd.	8,904	141,066
SBA Communications Corp. Class A (a)	163,564	5,078,662
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Sprint Nextel Corp.	1,061,113	$ 7,544,513
Syniverse Holdings, Inc. (a)	36,468	618,133
Telephone & Data Systems, Inc.	17,541	822,673
Virgin Mobile USA, Inc. Class A	600	3,042
Vodafone Group PLC sponsored ADR	281,700	9,079,191
		93,108,455
TOTAL COMMON STOCKS (Cost $419,374,069)		339,719,929
Money Market Funds - 10.3%

Fidelity Cash Central Fund, 3.24% (b)	310,331	310,331
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	34,799,540	34,799,540
TOTAL MONEY MARKET FUNDS (Cost $35,109,871)		35,109,871
TOTAL INVESTMENT PORTFOLIO - 110.1% (Cost $454,483,940)		374,829,800
NET OTHER ASSETS - (10.1)%		(34,304,752)
NET ASSETS - 100%		$ 340,525,048
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 280,924
Fidelity Securities Lending Cash Central Fund	296,380
Total	$ 577,304
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.6%
Bermuda	7.7%
Luxembourg	4.8%
Mexico	2.7%
United Kingdom	2.7%
Hong Kong	2.3%
Indonesia	1.6%
India	1.4%
Others (individually less than 1%)	2.2%
100.0%
Income Tax Information

At February 29, 2008, the fund had a capital loss carryforward of approximately $379,461,672 of which $205,830,514, $161,866,685 and $11,764,473 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $32,487,257) - See accompanying schedule: Unaffiliated issuers (cost $419,374,069)	$ 339,719,929
Fidelity Central Funds (cost $35,109,871)	35,109,871
Total Investments (cost $454,483,940)		$ 374,829,800
Foreign currency held at value (cost $83,021)		82,631
Receivable for investments sold		19,855,223
Receivable for fund shares sold		344,748
Dividends receivable		11,880
Distributions receivable from Fidelity Central Funds		37,457
Prepaid expenses		1,729
Other receivables		74,585
Total assets		395,238,053

Liabilities
Payable for investments purchased	$ 18,245,145
Payable for fund shares redeemed	1,332,608
Accrued management fee	167,643
Distribution fees payable	2,814
Other affiliated payables	111,950
Other payables and accrued expenses	53,305
Collateral on securities loaned, at value	34,799,540
Total liabilities		54,713,005

Net Assets		$ 340,525,048
Net Assets consist of:
Paid in capital		$ 803,876,156
Undistributed net investment income		768,284
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(384,523,224)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(79,596,168)
Net Assets		$ 340,525,048

Statement of Assets and Liabilities - continued

February 29, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,791,142 ÷ 65,577 shares)	$ 42.56

Maximum offering price per share (100/94.25 of $42.56)	$ 45.16
Class T: Net Asset Value and redemption price per share ($1,270,249 ÷ 29,893 shares)	$ 42.49

Maximum offering price per share (100/96.50 of $42.49)	$ 44.03
Class B: Net Asset Value and offering price per share ($741,488 ÷ 17,481 shares)A	$ 42.42

Class C: Net Asset Value and offering price per share ($901,794 ÷ 21,261 shares)A	$ 42.42

Telecommunications: Net Asset Value, offering price and redemption price per share ($334,564,675 ÷ 7,835,508 shares)	$ 42.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($255,700 ÷ 5,996 shares)	$ 42.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 9,351,360
Interest		2,137
Income from Fidelity Central Funds		577,304
Total income		9,930,801

Expenses
Management fee	$ 3,281,900
Transfer agent fees	1,595,234
Distribution fees	35,596
Accounting and security lending fees	235,248
Custodian fees and expenses	54,668
Independent trustees' compensation	2,280
Registration fees	91,709
Audit	51,261
Legal	6,535
Interest	15,671
Miscellaneous	22,940
Total expenses before reductions	5,393,042
Expense reductions	(66,753)	5,326,289
Net investment income (loss)		4,604,512
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $243,559)	113,352,578
Foreign currency transactions	9,773
Total net realized gain (loss)		113,362,351
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $269,285)	(171,834,903)
Assets and liabilities in foreign currencies	(2,672)
Total change in net unrealized appreciation (depreciation)		(171,837,575)
Net gain (loss)		(58,475,224)
Net increase (decrease) in net assets resulting from operations		$ (53,870,712)

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,604,512	$ 6,535,260
Net realized gain (loss)	113,362,351	31,878,042
Change in net unrealized appreciation (depreciation)	(171,837,575)	54,610,776
Net increase (decrease) in net assets resulting from operations	(53,870,712)	93,024,078
Distributions to shareholders from net investment income	(4,987,721)	(5,987,382)
Share transactions - net increase (decrease)	(227,033,730)	136,866,943
Redemption fees	35,395	144,270
Total increase (decrease) in net assets	(285,856,768)	224,047,909

Net Assets
Beginning of period	626,381,816	402,333,907
End of period (including undistributed net investment income of $768,284 and undistributed net investment income of $1,385,280, respectively)	$ 340,525,048	$ 626,381,816

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.26	- K
Net realized and unrealized gain (loss)	(8.08)	3.15
Total from investment operations	(7.82)	3.15
Distributions from net investment income	(.51)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.56	$ 50.89
Total Return B, C, D	(15.55)%	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.20%	1.23% A
Expenses net of fee waivers, if any	1.20%	1.23% A
Expenses net of all reductions	1.19%	1.22% A
Net investment income (loss)	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,791	$ 658
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.12	(.02)
Net realized and unrealized gain (loss)	(8.07)	3.14
Total from investment operations	(7.95)	3.12
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.49	$ 50.86
Total Return B, C, D	(15.78)%	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	1.54% A
Expenses net of fee waivers, if any	1.46%	1.54% A
Expenses net of all reductions	1.45%	1.53% A
Net investment income (loss)	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,270	$ 560
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.14)	(.05)
Net realized and unrealized gain (loss)	(8.04)	3.11
Total from investment operations	(8.18)	3.06
Distributions from net investment income	(.20)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.42	$ 50.80
Total Return B, C, D	(16.18)%	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	1.95%	2.05% A
Expenses net of fee waivers, if any	1.95%	2.05% A
Expenses net of all reductions	1.94%	2.05% A
Net investment income (loss)	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 741	$ 291
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.14)	(.07)
Net realized and unrealized gain (loss)	(8.03)	3.14
Total from investment operations	(8.17)	3.07
Distributions from net investment income	(.22)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.42	$ 50.81
Total Return B, C, D	(16.17)%	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	1.95%	2.07% A
Expenses net of fee waivers, if any	1.95%	2.07% A
Expenses net of all reductions	1.94%	2.06% A
Net investment income (loss)	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 902	$ 332
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Telecommunications

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 50.91	$ 41.97	$ 34.83	$ 35.79	$ 23.62
Income from Investment Operations
Net investment income (loss) C	.43	.61 F	.36	.49 G	.08
Net realized and unrealized gain (loss)	(8.12)	8.85	7.11	(.96)	12.13
Total from investment operations	(7.69)	9.46	7.47	(.47)	12.21
Distributions from net investment income	(.52)	(.53)	(.33)	(.49)	(.05)
Redemption fees added to paid in capital C	- J	.01	- J	- J	.01
Net asset value, end of period	$ 42.70	$ 50.91	$ 41.97	$ 34.83	$ 35.79
Total Return A, B	(15.30)%	22.69%	21.54%	(1.40)%	51.78%
Ratios to Average Net Assets D, H
Expenses before reductions	.91%	.99%	1.05%	1.09%	1.40%
Expenses net of fee waivers, if any	.90%	.97%	1.05%	1.09%	1.40%
Expenses net of all reductions	.90%	.97%	.96%	1.02%	1.34%
Net investment income (loss)	.79%	1.34% F	.96%	1.44% G	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,565	$ 624,427	$ 402,334	$ 333,642	$ 439,350
Portfolio turnover rate E	134%	162%	148%	56%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..68%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.45	.16
Net realized and unrealized gain (loss)	(8.09)	3.01
Total from investment operations	(7.64)	3.17
Distributions from net investment income	(.62)	-
Redemption fees added to paid in capital D	- J	- J
Net asset value, end of period	$ 42.65	$ 50.91
Total Return B, C	(15.23)%	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.83%	.98% A
Expenses net of fee waivers, if any	.83%	.98% A
Expenses net of all reductions	.83%	.97% A
Net investment income (loss)	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 256	$ 114
Portfolio turnover rate F	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,270,613
Unrealized depreciation	(89,928,331)
Net unrealized appreciation (depreciation)	(84,657,718)
Undistributed ordinary income	769,188
Capital loss carryforward	(379,461,672)

Cost for federal income tax purposes	$ 459,487,518

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 4,987,721	$ 5,987,382

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $772,122,381 and $982,539,013, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 7,757	$ 1,222
Class T	.25%	.25%	9,224	509
Class B	.75%	.25%	8,516	6,658
Class C	.75%	.25%	10,099	5,308
			$ 35,596	$ 13,697

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,846
Class T	1,522
Class B*	3,132
Class C*	288
$ 11,788

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the sub-transfer agent for Telecommunications shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 9,513.31
Class T	5,889.32
Class B	2,638.31
Class C	3,087.31
Telecommunications	1,573,465.27
Institutional Class	642.19
	$ 1,595,234

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,606 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,152,429	4.94%	$ 15,671

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,339 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $296,380.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Telecommunications' operating expenses. During the period, this reimbursement reduced the class' expenses by $38,998.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,022 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Telecommunications	$ 7,614

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $74,134.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2008	Year ended February 28, 2007
From net investment income
Class A	$ 34,959	$ -
Class T	17,867	-
Class B	3,199	-
Class C	4,260	-
Telecommunications	4,919,180	5,987,382
Institutional Class	8,256	-
Total	$ 4,987,721	$ 5,987,382

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2008	Year ended February 28, 2007 A	Year ended February 29, 2008	Year ended February 28, 2007 A
Class A
Shares sold	92,950	12,932	$ 5,148,375	$ 655,617
Reinvestment of distributions	636	-	33,452	-
Shares redeemed	(40,941)	-	(2,000,467)	-
Net increase (decrease)	52,645	12,932	$ 3,181,360	$ 655,617
Class T
Shares sold	53,657	11,066	$ 2,989,303	$ 555,092
Reinvestment of distributions	339	-	17,826	-
Shares redeemed	(35,109)	(60)	(1,688,606)	(3,110)
Net increase (decrease)	18,887	11,006	$ 1,318,523	$ 551,982
Class B
Shares sold	21,448	5,729	$ 1,194,831	$ 285,388
Reinvestment of distributions	57	-	3,011	-
Shares redeemed	(9,753)	-	(488,017)	-
Net increase (decrease)	11,752	5,729	$ 709,825	$ 285,388
Class C
Shares sold	28,254	6,538	$ 1,547,917	$ 326,374
Reinvestment of distributions	63	-	3,315	-
Shares redeemed	(13,594)	-	(674,972)	-
Net increase (decrease)	14,723	6,538	$ 876,260	$ 326,374
Telecommunications
Shares sold	3,678,807	12,699,449	$ 202,863,624	$ 581,140,315
Reinvestment of distributions	89,389	124,102	4,711,340	5,727,266
Shares redeemed	(8,198,629)	(10,144,422)	(440,994,970)	(451,923,224)
Net increase (decrease)	(4,430,433)	2,679,129	$ (233,420,006)	$ 134,944,357
Institutional Class
Shares sold	14,719	3,391	$ 834,674	$ 162,500
Reinvestment of distributions	128	-	6,760	-
Shares redeemed	(11,092)	(1,150)	(541,126)	(59,275)
Net increase (decrease)	3,755	2,241	$ 300,308	$ 103,225

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Select Wireless Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Life of fund A
Select Wireless Portfolio	4.71%	26.79%	-3.05%

A From September 21, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Select Wireless Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Select Wireless Portfolio

Management's Discussion of Fund Performance

Comments from Gavin Baker, Portfolio Manager of Select Wireless Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

The fund returned 4.71% for the year ending February 29, 2008, compared with -10.78% for the Standard & Poor's® (S&P®) Custom Wireless Index, which became its supplemental benchmark on November 1, 2007. The new benchmark is a customized index created by S&P that reflects the specific investment policies of the fund and, thus, in Fidelity's view, will be a better benchmark for evaluating its performance over time. The fund also outperformed the -16.35% return of a blended index combining the returns of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Telecommunications Services Index, with which the fund was compared through October, and the new S&P benchmark mentioned above, with which the fund was compared during the period's final four months.1 During the same 12-month period, the fund outperformed the S&P 500® as well. Relative to the blended index, the fund was helped by very strong performance results during the first six months of the period, which cushioned it during the past six months when wireless stocks were hard hit by the economic downturn. Overall, the fund outperformed the blended index during the 12-month period due mostly to outstanding security selection in communications equipment companies. Good stock selection in the wireless telecommunication services and computer hardware groups helped as well. Individual stocks that contributed to the fund's return were Canada's Research In Motion, U.K.-based wireless company Vodafone, and Nokia, a major cell phone maker based in Finland. The fund had sizable overweightings in all three stocks. Being underweighted in poor performers Sprint Nextel and Motorola later in the period also helped. The fund was hurt by heavily underweighting integrated telecommunication services stocks Verizon and AT&T at a time when economic uncertainty was making these stable, large-capitalization companies very attractive to investors. I was limited by how much of them I could own because of Fidelity's policies related to concentration of assets in just a handful of holdings. That said, I held smaller positions in Verizon and AT&T than these rules allowed me to during the period, which hurt as well. Out-of-index communications equipment company Aruba Networks - which makes wireless local area network technology, or Wi-Fi, equipment - also dampened results.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending February 29, 2008. From March 1, 2007, through October 31, 2007, the fund compared its performance with the MSCI US Investable Market Telecommunications Services index. On November 1, 2007, the fund began comparing its performance with a different index, the S&P Custom Wireless index. For the 12-month period ending February 29, 2008, the blended index (MSCI and S&P) returned -16.35%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Wireless Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Actual	$ 1,000.00	$ 840.80	$ 4.12
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.39	$ 4.52

* Expenses are equal to the Fund's annualized expense ratio of .90%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Select Wireless Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR	10.8	8.4
Nokia Corp. sponsored ADR	9.7	8.9
Starent Networks Corp.	6.9	3.2
Millicom International Cellular SA	6.8	0.0
Research In Motion Ltd.	5.7	14.7
American Tower Corp. Class A	4.9	3.7
Crown Castle International Corp.	3.7	3.6
Harris Corp.	3.6	3.5
Synchronoss Technologies, Inc.	3.5	4.4
NII Holdings, Inc.	3.3	0.2
	58.9
Top Industries (% of fund's net assets)
As of February 29, 2008
Wireless Telecommunication Services	53.7%
Communications Equipment	31.1%
Diversified Telecommunication Services	6.1%
Software	4.3%
Semiconductors & Semiconductor Equipment	3.7%
All Others*	1.1%

As of August 31, 2007
Communications Equipment	46.5%
Wireless Telecommunication Services	32.6%
Diversified Telecommunication Services	7.1%
Software	6.6%
Computers & Peripherals	2.4%
All Others*	4.8%

* Includes short-term investments and net other assets.

Annual Report

Select Wireless Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 31.1%
Communications Equipment - 31.1%
Aruba Networks, Inc.	314,584	$ 1,764,816
Cisco Systems, Inc. (a)	46,200	1,125,894
Comverse Technology, Inc. (a)	2,620	43,151
Harris Corp.	324,700	15,855,101
Motorola, Inc.	382,380	3,812,329
Nokia Corp. sponsored ADR	1,177,700	42,408,977
Powerwave Technologies, Inc. (a)	89,500	255,970
QUALCOMM, Inc.	247,050	10,467,509
Research In Motion Ltd. (a)	238,400	24,745,920
Sandvine Corp. (a)	10,900	32,565
Starent Networks Corp. (d)	1,918,312	30,175,048
Tekelec (a)	1,600	19,056
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	216,800	4,661,200
		135,367,536
COMPUTERS & PERIPHERALS - 0.1%
Computer Storage & Peripherals - 0.1%
Synaptics, Inc. (a)	10,600	283,974
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.1%
Integrated Telecommunication Services - 6.1%
AT&T, Inc.	235,197	8,191,912
Cbeyond, Inc. (a)	8,500	139,315
NTELOS Holdings Corp.	102,400	2,184,192
PT Indosat Tbk	4,351,500	3,177,963
PT Telkomunikasi Indonesia Tbk Series B	3,347,000	3,527,819
Telefonica SA sponsored ADR	200	17,348
Telenor ASA sponsored ADR	100	6,209
Telkom SA Ltd.	47,000	838,218
Verizon Communications, Inc.	238,600	8,665,952
		26,748,928
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	1,000	27,340
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Openwave Systems, Inc.	198,141	408,170
SAVVIS, Inc. (a)	6,200	120,466
		528,636
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
Semiconductors - 3.7%
Atheros Communications, Inc. (a)	97,200	2,363,904

	Shares	Value
Cree, Inc. (a)	25,200	$ 778,680
Marvell Technology Group Ltd. (a)	563,600	6,374,316
RF Micro Devices, Inc. (a)(d)	504,600	1,589,490
Skyworks Solutions, Inc. (a)(d)	579,000	4,782,540
		15,888,930
SOFTWARE - 4.3%
Application Software - 3.5%
Nuance Communications, Inc. (a)(d)	6,400	105,280
Synchronoss Technologies, Inc. (a)(d)	928,055	14,923,124
		15,028,404
Home Entertainment Software - 0.8%
Gameloft (a)	482,362	2,060,363
Glu Mobile, Inc. (d)	330,779	1,561,277
		3,621,640
TOTAL SOFTWARE		18,650,044
WIRELESS TELECOMMUNICATION SERVICES - 53.7%
Wireless Telecommunication Services - 53.7%
America Movil SAB de CV Series L sponsored ADR	175,400	10,604,684
American Tower Corp. Class A (a)	554,192	21,303,140
Bharti Airtel Ltd. (a)	521,935	10,663,703
China Mobile (Hong Kong) Ltd. sponsored ADR	123,700	9,230,494
Clearwire Corp. (d)	349,300	4,893,693
Crown Castle International Corp. (a)(d)	448,500	16,186,365
InPhonic, Inc. (a)	27,700	416
KDDI Corp.	1,298	7,886,032
Leap Wireless International, Inc. (a)	281,383	12,031,937
MetroPCS Communications, Inc. (d)	243,300	3,880,635
Millicom International Cellular SA (a)	266,400	29,437,200
MTN Group Ltd.	56,100	878,626
NII Holdings, Inc. (a)	363,500	14,441,855
NTT DoCoMo, Inc.	6,183	9,020,997
OnMobile Global Ltd.	12,342	195,534
Orascom Telecom Holding SAE unit	400	29,240
Rogers Communications, Inc. Class B (non-vtg.)	84,500	3,336,035
SBA Communications Corp. Class A (a)	462,300	14,354,415
Sprint Nextel Corp.	1,482,231	10,538,662
Syniverse Holdings, Inc. (a)	206,000	3,491,700
Telephone & Data Systems, Inc.	29,585	1,387,537
U.S. Cellular Corp. (a)	41,565	2,618,595
Virgin Mobile USA, Inc. Class A (d)	6,100	30,927
Vodafone Group PLC sponsored ADR	1,462,900	47,149,268
		233,591,690
TOTAL COMMON STOCKS (Cost $437,894,861)		431,087,078
Money Market Funds - 9.2%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	2,906,674	$ 2,906,674
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	37,094,625	37,094,625
TOTAL MONEY MARKET FUNDS (Cost $40,001,299)		40,001,299
TOTAL INVESTMENT PORTFOLIO - 108.3% (Cost $477,896,160)		471,088,377
NET OTHER ASSETS - (8.3)%		(36,172,751)
NET ASSETS - 100%		$ 434,915,626
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 662,473
Fidelity Securities Lending Cash Central Fund	380,836
Total	$ 1,043,309
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	50.2%
United Kingdom	10.8%
Finland	9.7%
Luxembourg	6.8%
Canada	6.5%
Japan	3.9%
India	2.6%
Mexico	2.4%
Hong Kong	2.1%
Indonesia	1.5%
Bermuda	1.5%
Sweden	1.1%
Others (individually less than 1%)	0.9%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2009 approximately $25,823,049 of losses recognized during the period November 1, 2007 to February 29, 2008.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $34,918,371) - See accompanying schedule: Unaffiliated issuers (cost $437,894,861)	$ 431,087,078
Fidelity Central Funds (cost $40,001,299)	40,001,299
Total Investments (cost $477,896,160)		$ 471,088,377
Foreign currency held at value (cost $114,627)		114,555
Receivable for investments sold		12,053,095
Receivable for fund shares sold		377,956
Dividends receivable		86,434
Distributions receivable from Fidelity Central Funds		53,498
Prepaid expenses		2,061
Other receivables		42,077
Total assets		483,818,053

Liabilities
Payable for investments purchased	$ 9,075,015
Payable for fund shares redeemed	2,316,373
Accrued management fee	217,543
Other affiliated payables	143,822
Other payables and accrued expenses	55,049
Collateral on securities loaned, at value	37,094,625
Total liabilities		48,902,427

Net Assets		$ 434,915,626
Net Assets consist of:
Paid in capital		$ 470,267,506
Distributions in excess of net investment income		(120,251)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,443,897)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,787,732)
Net Assets, for 60,117,096 shares outstanding		$ 434,915,626
Net Asset Value, offering price and redemption price per share ($434,915,626 ÷ 60,117,096 shares)		$ 7.23

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 4,570,833
Special dividends		653,849
Interest		3,988
Income from Fidelity Central Funds (including $380,836 from security lending)		1,043,309
Total income		6,271,979

Expenses
Management fee	$ 2,850,932
Transfer agent fees	1,378,160
Accounting and security lending fees	195,774
Custodian fees and expenses	43,092
Independent trustees' compensation	1,858
Registration fees	95,616
Audit	45,006
Legal	2,179
Interest	21,851
Miscellaneous	28,360
Total expenses before reductions	4,662,828
Expense reductions	(17,840)	4,644,988
Net investment income (loss)		1,626,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $24,623)	(5,017,045)
Foreign currency transactions	(113,772)
Total net realized gain (loss)		(5,130,817)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $135,840)	(44,344,451)
Assets and liabilities in foreign currencies	(4,251)
Total change in net unrealized appreciation (depreciation)		(44,348,702)
Net gain (loss)		(49,479,519)
Net increase (decrease) in net assets resulting from operations		$ (47,852,528)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Wireless Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,626,991	$ 2,569,098
Net realized gain (loss)	(5,130,817)	4,166,114
Change in net unrealized appreciation (depreciation)	(44,348,702)	(3,617,184)
Net increase (decrease) in net assets resulting from operations	(47,852,528)	3,118,028
Distributions to shareholders from net investment income	(2,415,450)	-
Distributions to shareholders from net realized gain	(20,933,888)	(30,965,053)
Total distributions	(23,349,338)	(30,965,053)
Share transactions Proceeds from sales of shares	707,896,007	94,138,809
Reinvestment of distributions	22,404,915	29,981,288
Cost of shares redeemed	(502,708,293)	(320,642,345)
Net increase (decrease) in net assets resulting from share transactions	227,592,629	(196,522,248)
Redemption fees	153,910	37,734
Total increase (decrease) in net assets	156,544,673	(224,331,539)

Net Assets
Beginning of period	278,370,953	502,702,492
End of period (including distributions in excess of net investment income of $120,251 and undistributed net investment income of $1,698,246, respectively)	$ 434,915,626	$ 278,370,953
Other Information Shares
Sold	79,574,545	13,650,120
Issued in reinvestment of distributions	2,523,076	4,216,778
Redeemed	(61,007,591)	(48,675,978)
Net increase (decrease)	21,090,030	(30,809,080)

Financial Highlights

Years ended February 28,

2008 J

2007

2006

2005

2004 J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.13	$ 7.20	$ 5.69	$ 4.85	$ 2.42
Income from Investment Operations
Net investment income (loss) C	.03 F	.05 G	- K	(.01)	(.03)
Net realized and unrealized gain (loss)	.36 H	.32	1.51	.85	2.46
Total from investment operations	.39	.37	1.51	.84	2.43
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.26)	(.44)	-	-	-
Total distributions	(.29)	(.44)	-	-	-
Redemption fees added to paid in capital C, K	-	-	-	-	-
Net asset value, end of period	$ 7.23	$ 7.13	$ 7.20	$ 5.69	$ 4.85
Total Return A, B	4.71%	5.16%	26.54%	17.32%	100.41%
Ratios to Average Net Assets D, I
Expenses before reductions	.91%	.97%	1.00%	1.04%	1.55%
Expenses net of fee waivers, if any	.91%	.97%	1.00%	1.04%	1.55%
Expenses net of all reductions	.91%	.96%	.89%	.97%	1.43%
Net investment income (loss)	.32% F	.69% G	.04%	(.27)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 434,916	$ 278,371	$ 502,702	$ 372,705	$ 283,040
Portfolio turnover rate E	191%	124%	162%	96%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .19%. G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .30%. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 48,289,321
Unrealized depreciation	(60,930,166)
Net unrealized appreciation (depreciation)	(12,640,845)

Cost for federal income tax purposes	$ 483,729,222

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 5,636,048	$ 844,181
Long-term Capital Gains	17,713,290	30,120,872
Total	$ 23,349,338	$ 30,965,053

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,147,977,039 and $935,025,176, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $21,851 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,791,174	4.39%	$ 21,851

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,081 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,381 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $6,387.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $26,927.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio and Wireless Portfolio (funds of Fidelity Select Portfolios) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

 Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998 and 2000

Secretary of Select Telecommunications Portfolio (1998) and Select Wireless Portfolio (2000). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (63)

Year of Election or Appointment: 2008

Assistant Secretary of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Telecommunications Portfolio and Select Wireless Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select Wireless Portfolio	$17,451,568

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Telecommunications Portfolio	100%	100%
Select Wireless Portfolio	0%	26%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2007	December 2007
Select Telecommunications Portfolio	100%	100%
Select Wireless Portfolio	0%	79%

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SELTS-UANN-0408
1.846049.101

Fidelity®

Select Portfolios®

Utilities Sector

Select Utilities Growth Portfolio

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Performance	<Click Here>
Management's Discussion	<Click Here>
Shareholder Expense Example	<Click Here>
Investment Changes	<Click Here>
Investments	<Click Here>
Financial Statements	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Select Utilities Growth Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth Portfolio A	-0.22%	20.42%	6.14%

A Prior to October 1, 2006, Utilities Growth operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Select Utilities Growth Portfolio on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Select Utilities Growth Portfolio

Management's Discussion of Fund Performance

Comments from Douglas Simmons, Portfolio Manager of Select Utilities Growth Portfolio

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund returned -0.22%, slightly underperforming the 0.26% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Utilities Index but outperforming the S&P 500®. Underweighting gas utilities stocks held back performance relative to the MSCI index, as did less-than-favorable stock selection among electric utilities and a disappointing out-of-index holding in oil and gas storage/transport. Carrying a modest cash position at times during the period also dampened returns. However, strong security selection and an underweighting in multi-utilities stocks bolstered relative performance, as did owning small out-of-benchmark stakes in coal/consumable fuels and construction/engineering. Detractors relative to the MSCI index included independent power producer AES, Houston-based gas utility Southern Union, underweighted positions in two electric utilities that outperformed - Florida-based FPL Group and Edison International, located in California - Michigan-based electric utility CMS Energy and untimely ownership of electric utility Duke Energy in North Carolina. Top contributors to the fund's relative performance were an underweighting in Virginia-based electric utility Dominion Resources, electric utility TXU - located in Texas - independent power producers/energy traders Constellation Energy Group from Maryland and NRG Energy in New Jersey, and not owning multi-utility and index component Consolidated Edison, headquartered in New York. Some of the stocks mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Select Utilities Growth Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Actual	$ 1,000.00	$ 984.10	$ 4.24
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.59	$ 4.32

* Expenses are equal to the Fund's annualized expense ratio of .86%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Select Utilities Growth Portfolio

Investment Changes

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exelon Corp.	10.2	8.6
PPL Corp.	10.1	7.8
Constellation Energy Group, Inc.	6.3	4.2
Entergy Corp.	5.8	4.0
NRG Energy, Inc.	5.7	4.4
FPL Group, Inc.	5.7	1.1
Public Service Enterprise Group, Inc.	5.1	3.7
FirstEnergy Corp.	4.5	3.4
Dominion Resources, Inc.	4.4	0.0
AES Corp.	4.3	7.1
	62.1
Top Industries (% of fund's net assets)
As of February 29, 2008
Electric Utilities	53.9%
Independent Power Producers & Energy Traders	20.2%
Multi-Utilities	19.8%
Gas Utilities	4.0%
Oil, Gas & Consumable Fuels	1.6%
All Others*	0.5%

As of August 31, 2007
Electric Utilities	40.8%
Independent Power Producers & Energy Traders	32.6%
Multi-Utilities	18.4%
Gas Utilities	6.2%
Construction & Engineering	0.6%
All Others*	1.4%

* Includes short-term investments and net other assets.

Annual Report

Select Utilities Growth Portfolio

Investments February 29, 2008

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Other Diversifed Financial Services - 0.2%
Hicks Acquisition Co. I, Inc. unit	147,800	$ 1,441,050
ELECTRIC UTILITIES - 53.9%
Electric Utilities - 53.9%
Allegheny Energy, Inc.	508,300	25,755,561
American Electric Power Co., Inc.	624,100	25,538,172
Edison International	352,600	17,418,440
Electricite de France	89,400	8,337,509
Entergy Corp.	340,600	34,993,244
Exelon Corp. (d)	823,600	61,646,461
FirstEnergy Corp.	408,500	27,610,515
FPL Group, Inc.	572,900	34,540,141
Great Plains Energy, Inc. (d)	86,100	2,189,523
Pepco Holdings, Inc.	524,400	13,251,588
PPL Corp. (d)	1,348,100	61,176,778
Reliant Energy, Inc. (a)	504,179	11,495,281
Westar Energy, Inc.	113,700	2,584,401
		326,537,614
GAS UTILITIES - 4.0%
Gas Utilities - 4.0%
Equitable Resources, Inc.	131,600	8,109,192
Questar Corp.	197,300	10,900,825
Southern Union Co.	193,800	4,984,536
		23,994,553
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 20.2%
Independent Power Producers & Energy Traders - 20.2%
AES Corp. (a)	1,442,798	25,941,508
Constellation Energy Group, Inc.	432,100	38,176,035
Dynegy, Inc. Class A (a)	966,000	7,148,400
Mirant Corp. (a)	452,400	16,738,800
NRG Energy, Inc. (a)(d)	837,700	34,571,879
		122,576,622
MULTI-UTILITIES - 19.8%
Multi-Utilities - 19.8%
CenterPoint Energy, Inc. (d)	347,000	5,093,960

	Shares	Value
CMS Energy Corp. (d)	847,116	$ 12,189,999
Dominion Resources, Inc.	666,600	26,624,004
PG&E Corp.	346,400	13,045,424
PNM Resources, Inc.	94,500	1,118,880
Public Service Enterprise Group, Inc.	695,600	30,675,960
Sempra Energy	481,700	25,592,721
Wisconsin Energy Corp.	134,300	5,858,166
		120,199,114
OIL, GAS & CONSUMABLE FUELS - 1.6%
Oil & Gas Storage & Transport - 1.6%
Spectra Energy Corp.	413,600	9,558,296
TOTAL COMMON STOCKS (Cost $573,652,277)		604,307,249
Money Market Funds - 14.1%

Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c) (Cost $85,120,125)	85,120,125	85,120,125
TOTAL INVESTMENT PORTFOLIO - 113.8% (Cost $658,772,402)	689,427,374
NET OTHER ASSETS - (13.8)%	(83,344,023)
NET ASSETS - 100%	$ 606,083,351
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,392,036
Fidelity Securities Lending Cash Central Fund	131,958
Total	$ 1,523,994
Income Tax Information
At February 29, 2008, the fund had a capital loss carryforward of approximately $15,561,006 all of which will expire on February 28, 2011.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $81,536,129) - See accompanying schedule: Unaffiliated issuers (cost $573,652,277)	$ 604,307,249
Fidelity Central Funds (cost $85,120,125)	85,120,125
Total Investments (cost $658,772,402)		$ 689,427,374
Receivable for investments sold		8,014,110
Receivable for fund shares sold		701,375
Dividends receivable		1,934,921
Distributions receivable from Fidelity Central Funds		21,237
Prepaid expenses		1,845
Other receivables		272
Total assets		700,101,134

Liabilities
Payable to custodian bank	$ 4,576,279
Payable for fund shares redeemed	3,805,331
Accrued management fee	301,446
Other affiliated payables	168,342
Other payables and accrued expenses	46,260
Collateral on securities loaned, at value	85,120,125
Total liabilities		94,017,783

Net Assets		$ 606,083,351
Net Assets consist of:
Paid in capital		$ 596,928,636
Distributions in excess of net investment income		(1,508)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,498,749)
Net unrealized appreciation (depreciation) on investments		30,654,972
Net Assets, for 10,616,488 shares outstanding		$ 606,083,351
Net Asset Value, offering price and redemption price per share ($606,083,351 ÷ 10,616,488 shares)		$ 57.09

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 17,825,852
Interest		14,387
Income from Fidelity Central Funds		1,523,994
Total income		19,364,233

Expenses
Management fee	$ 4,862,826
Transfer agent fees	2,136,407
Accounting and security lending fees	305,801
Custodian fees and expenses	19,282
Independent trustees' compensation	3,405
Registration fees	146,298
Audit	39,157
Legal	6,918
Interest	85,038
Miscellaneous	28,369
Total expenses before reductions	7,633,501
Expense reductions	(17,943)	7,615,558
Net investment income (loss)		11,748,675
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,146,971
Foreign currency transactions	2,531
Total net realized gain (loss)		33,149,502
Change in net unrealized appreciation (depreciation) on investment securities		(52,646,534)
Net gain (loss)		(19,497,032)
Net increase (decrease) in net assets resulting from operations		$ (7,748,357)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Utilities Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,748,675	$ 9,098,002
Net realized gain (loss)	33,149,502	46,405,596
Change in net unrealized appreciation (depreciation)	(52,646,534)	69,980,819
Net increase (decrease) in net assets resulting from operations	(7,748,357)	125,484,417
Distributions to shareholders from net investment income	(14,620,352)	(7,028,986)
Share transactions Proceeds from sales of shares	945,541,927	682,796,377
Reinvestment of distributions	14,004,559	6,723,035
Cost of shares redeemed	(1,126,946,948)	(310,802,961)
Net increase (decrease) in net assets resulting from share transactions	(167,400,462)	378,716,451
Redemption fees	169,692	140,020
Total increase (decrease) in net assets	(189,599,479)	497,311,902

Net Assets
Beginning of period	795,682,830	298,370,928
End of period (including distributions in excess of net investment income of $1,508 and undistributed net investment income of $2,448,226, respectively)	$ 606,083,351	$ 795,682,830
Other Information Shares
Sold	15,015,476	13,101,641
Issued in reinvestment of distributions	213,867	122,956
Redeemed	(18,268,427)	(5,993,779)
Net increase (decrease)	(3,039,084)	7,230,818

Financial Highlights

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 58.27	$ 46.44	$ 40.04	$ 33.94	$ 24.44
Income from Investment Operations
Net investment income (loss) C	.84	1.00	.73	.76 F, G	.43
Net realized and unrealized gain (loss)	(.82)	11.45	6.59	5.95	9.46
Total from investment operations	.02	12.45	7.32	6.71	9.89
Distributions from net investment income	(1.21)	(.64)	(.93)	(.62)	(.40)
Redemption fees added to paid in capital C	.01	.02	.01	.01	.01
Net asset value, end of period	$ 57.09	$ 58.27	$ 46.44	$ 40.04	$ 33.94
Total Return A, B	(.22)%	26.95%	18.48%	19.90%	40.71%
Ratios to Average Net Assets D, H
Expenses before reductions	.88%	.93%	.97%	1.02%	1.23%
Expenses net of fee waivers, if any	.88%	.93%	.97%	1.02%	1.23%
Expenses net of all reductions	.87%	.93%	.92%	.99%	1.19%
Net investment income (loss)	1.35%	1.93%	1.71%	2.06% F, G	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 606,083	$ 795,683	$ 298,371	$ 324,732	$ 207,044
Portfolio turnover rate E	121%	107%	101%	51%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.22 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

G As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended February 29, 2004, net investment income per share and the ratio of net investment income to average net assets for the year ended February 28, 2005 have been reduced by $0.02 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Utilities Growth Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, losses deferred due to wash sales, excise tax regulations and capital loss carryforwards.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 59,729,229
Unrealized depreciation	(29,418,445)
Net unrealized appreciation (depreciation)	30,310,784
Capital loss carryforward	(15,561,006)

Cost for federal income tax purposes	$ 659,116,590

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 14,620,352	$ 7,028,986

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,013,217,875 and $1,132,393,876, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,103 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,348,049	5.16%	$ 60,777

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,937 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $131,958.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $11,272,857. The weighted average interest rate was 5.53%. The interest expense amounted to $24,261 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $17,806.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $40,344.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Utilities Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Utilities Growth Portfolio (a fund of Fidelity Select Portfolios) at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Utilities Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

 Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Select Utilities Growth Portfolio. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Select Utilities Growth Portfolio. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Select Utilities Growth Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Select Utilities Growth Portfolio. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Select Utilities Growth Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Select Utilities Growth Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Select Utilities Growth Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Utilities Growth Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Select Utilities Growth Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Utilities Growth Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Select Utilities Growth Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Select Utilities Growth Portfolio. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Select Utilities Growth Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates 100%, of the dividends distributed in April 2007 and December 2007, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100%, of the dividends distributed in April 2007 and December 2007, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

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Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Consumer Staples Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	6.86%	14.67%	7.10%
Class T (incl. 3.50% sales charge) B	9.15%	15.12%	7.31%
Class B (incl. contingent deferred sales charge) C	7.53%	15.57%	7.63%
Class C (incl. contingent deferred sales charge) D	11.58%	15.80%	7.63%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, Consumer Staples operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Class A on February 28, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor Consumer Staples Fund

It was a disappointing year for U.S. equity investors, as a credit freeze and a growing awareness of the problems facing the U.S. consumer led to negative returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund's Class A, Class T, Class B and Class C shares returned 13.38%, 13.11%, 12.53% and 12.58%, respectively (excluding sales charges), significantly outpacing the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Staples Index, which rose 7.22%, as well as the S&P 500®. I'm pursuing three general themes in this fund: companies with exposure to faster-growth parts of the world; companies that benefit from consumers "trading up" to higher-quality brands; and companies whose stocks are attractively valued - i.e., selling at below-average prices for what I believe is above-average growth potential. Relative to the MSCI index, these themes played out particularly well for our holdings in packaged food companies, brewers, soft drink firms and tobacco companies. Our stake in Swiss food conglomerate Nestle benefited from all three of the portfolio's major themes: Profits were buoyed by strong sales in emerging markets; I bought the stock at an attractive valuation; and many of Nestle's brands benefit from strong consumer loyalty that makes them less exposed to price competition. British American Tobacco (BAT) was a similar story, purchased at an attractive valuation and propelled by robust sales growth in emerging markets. Strong performance by our holdings in Belgium-based InBev, one of the world's largest brewers, and Souza Cruz, the largest cigarette maker in Brazil, also was driven by increasing sales in emerging markets. Our shares in Coca-Cola Hellenic, a dominant soft drink distributor in southern and eastern Europe, appreciated sharply. I invested in Numico, a Dutch maker of infant and clinical nutrition products, when its shares dipped to an attractive price, and I sold our position at a healthy profit when another firm later made a buyout offer for Numico. None of the stocks just mentioned were components of the MSCI index. Since I have been focusing the fund on companies that conduct business in many international markets, the continued deterioration in the value of the U.S. dollar versus other currencies increased the value of those businesses as measured in U.S. dollars, which benefited relative performance as well. On the negative side, relative performance was hurt by holdings in related areas that were outside our consumer staples benchmark, notably restaurants and food technology. Key individual detractors included food technology firm Senomyx and Norway-headquartered Marine Harvest ASA, the world's largest fish farmer, whose shares declined when some of its farms were hit by disease. Brewer SABMiller detracted from results as well. SABMiller, Marine Harvest and Senomyx were not components of the sector benchmark. Underweighting tobacco conglomerate Altria, a large index component, hurt relative performance as its stock moved higher. I had underweighted Altria in favor of BAT and its subsidiary Souza Cruz, which I felt were better opportunities in tobacco, and they more than offset the drag from being underweighted in Altria.

For the 12 months ending February 29, 2008, the fund's Institutional Class shares returned 13.77%, significantly outpacing the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Staples Index, which rose 7.22%, as well as the S&P 500®. I'm pursuing three general themes in this fund: companies with exposure to faster-growth parts of the world; companies that benefit from consumers "trading up" to higher-quality brands; and companies whose stocks are attractively valued - i.e., selling at below-average prices for what I believe is above-average growth potential. Relative to the MSCI index, these themes played out particularly well for our holdings in packaged food companies, brewers, soft drink firms and tobacco companies. Our stake in Swiss food conglomerate Nestle benefited from all three of the portfolio's major themes: Profits were buoyed by strong sales in emerging markets; I bought the stock at an attractive valuation; and many of Nestle's brands benefit from strong consumer loyalty that makes them less exposed to price competition. British American Tobacco (BAT) was a similar story, purchased at an attractive valuation and propelled by robust sales growth in emerging markets. Strong performance by our holdings in Belgium-based InBev, one of the world's largest brewers, and Souza Cruz, the largest cigarette maker in Brazil, also was driven by increasing sales in emerging markets. Our shares in Coca-Cola Hellenic, a dominant soft drink distributor in southern and eastern Europe, appreciated sharply. I invested in Numico, a Dutch maker of infant and clinical nutrition products, when its shares dipped to an attractive price, and I sold our position at a healthy profit when another firm later made a buyout offer for Numico. None of the stocks just mentioned were components of the MSCI index. Since I have been focusing the fund on companies that conduct business in many international markets, the continued deterioration in the value of the U.S. dollar versus other currencies increased the value of those businesses as measured in U.S. dollars, which benefited relative performance as well. On the negative side, relative performance was hurt by holdings in related areas that were outside our consumer staples benchmark, notably restaurants and food technology. Key individual detractors included food technology firm Senomyx and Norway-headquartered Marine Harvest ASA, the world's largest fish farmer, whose shares declined when some of its farms were hit by disease. Brewer SABMiller detracted from results as well. SABMiller, Marine Harvest and Senomyx were not components of the sector benchmark. Underweighting tobacco conglomerate Altria, a large index component, hurt relative performance as its stock moved higher. I had underweighted Altria in favor of BAT and its subsidiary Souza Cruz, which I felt were better opportunities in tobacco, and they more than offset the drag from being underweighted in Altria.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Shareholder Expense Example

Select Consumer Staples Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 1,037.60	$ 5.93
HypotheticalA	$ 1,000.00	$ 1,019.05	$ 5.87
Class T
Actual	$ 1,000.00	$ 1,036.00	$ 7.34
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.27
Class B
Actual	$ 1,000.00	$ 1,033.60	$ 9.81
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 1,033.80	$ 9.56
HypotheticalA	$ 1,000.00	$ 1,015.47	$ 9.47
Consumer Staples
Actual	$ 1,000.00	$ 1,039.00	$ 4.51
HypotheticalA	$ 1,000.00	$ 1,020.44	$ 4.47
Institutional Class
Actual	$ 1,000.00	$ 1,039.30	$ 4.21
HypotheticalA	$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.17%
Class T	1.45%
Class B	1.94%
Class C	1.89%
Consumer Staples	.89%
Institutional Class	.83%

Annual Report

Investment Changes

Select Consumer Staples Portfolio

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	15.5	16.3
The Coca-Cola Co.	9.7	8.8
PepsiCo, Inc.	7.8	7.8
CVS Caremark Corp.	5.9	5.5
Nestle SA sponsored ADR	5.0	4.1
Altria Group, Inc.	4.1	4.4
British American Tobacco PLC sponsored ADR	3.6	4.4
Colgate-Palmolive Co.	3.4	4.0
Avon Products, Inc.	3.0	1.9
Wal-Mart Stores, Inc.	3.0	4.8
	61.0
Top Industries (% of fund's net assets)
As of February 29, 2008
Beverages	31.0%
Household Products	19.7%
Food & Staples Retailing	17.4%
Food Products	15.9%
Tobacco	9.5%
All Others*	6.5%

As of August 31, 2007
Beverages	26.4%
Household Products	20.8%
Food & Staples Retailing	20.4%
Food Products	14.2%
Tobacco	11.3%
All Others *	6.9%

* Includes short-term investments and net other assets.

Annual Report

Investments February 29, 2008

Showing Percentage of Net Assets

Select Consumer Staples Portfolio

Common Stocks - 98.1%
	Shares	Value
BEVERAGES - 31.0%
Brewers - 6.5%
Anadolu Efes Biracilik ve Malt Sanyii AS	172,759	$ 1,939,204
Boston Beer Co., Inc. Class A (a)	100	3,566
Carlsberg AS Series B	15,000	1,864,119
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	100	8,148
Grupo Modelo SA de CV Series C	100	453
Heineken NV (Bearer)	173,600	9,790,155
InBev SA	124,200	11,224,232
Molson Coors Brewing Co. Class B	297,180	16,035,833
SABMiller plc	277,550	5,814,673
		46,680,383
Distillers & Vintners - 4.2%
Brown-Forman Corp. Class B (non-vtg.)	27,900	1,779,183
Constellation Brands, Inc. Class A (sub. vtg.) (a)	285,800	5,490,218
Diageo PLC sponsored ADR	129,000	10,590,900
Pernod Ricard SA	102,800	10,873,780
Remy Cointreau SA	29,000	1,821,817
		30,555,898
Soft Drinks - 20.3%
Coca-Cola Amatil Ltd.	208,000	1,846,198
Coca-Cola Femsa SA de CV sponsored ADR	110,600	5,799,864
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	119,100	5,191,569
Coca-Cola Icecek AS	182,000	1,789,431
Cott Corp. (a)	275,000	628,779
Fomento Economico Mexicano SA de CV sponsored ADR	118,000	4,720,000
Hansen Natural Corp. (a)	100	4,150
Jones Soda Co. (a)	1,000	5,330
PepsiCo, Inc.	810,000	56,343,600
The Coca-Cola Co.	1,194,100	69,807,086
		146,136,007
TOTAL BEVERAGES		223,372,288
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
Senomyx, Inc. (a)	201,300	1,368,840
FOOD & STAPLES RETAILING - 17.4%
Drug Retail - 8.5%
CVS Caremark Corp.	1,048,300	42,330,354
Rite Aid Corp. (a)(d)	463,400	1,237,278
Walgreen Co.	491,900	17,959,269
		61,526,901

	Shares	Value
Food Distributors - 1.6%
Sysco Corp.	355,400	$ 9,972,524
United Natural Foods, Inc. (a)	72,900	1,233,468
		11,205,992
Food Retail - 4.3%
Kroger Co.	773,200	18,750,100
Safeway, Inc.	332,800	9,564,672
SUPERVALU, Inc.	106,500	2,795,625
Tesco PLC	100	790
The Great Atlantic & Pacific Tea Co. (a)	100	2,708
		31,113,895
Hypermarkets & Super Centers - 3.0%
Wal-Mart Stores, Inc. (d)	428,400	21,244,356
TOTAL FOOD & STAPLES RETAILING		125,091,144
FOOD PRODUCTS - 15.9%
Agricultural Products - 3.3%
Archer Daniels Midland Co. (d)	309,100	13,940,410
Bunge Ltd.	65,100	7,215,684
Corn Products International, Inc.	39,700	1,457,387
Nutreco Holding NV	14,900	1,059,861
		23,673,342
Packaged Foods & Meats - 12.6%
BioMar Holding AS	13,800	508,433
Cadbury Schweppes PLC sponsored ADR	105,200	4,718,220
Campbell Soup Co.	45,000	1,453,050
Chiquita Brands International, Inc. (a)	54,500	1,115,615
Dean Foods Co.	65,800	1,416,016
Groupe Danone	101,200	7,767,100
Hershey Co.	100	3,708
Industrias Bachoco SA de CV sponsored ADR	100	2,930
Kellogg Co.	60,400	3,063,488
Koninklijke Wessanen NV	100	1,338
Kraft Foods, Inc. Class A	357,000	11,127,690
Lindt & Spruengli AG	59	2,096,917
Marine Harvest ASA (a)(d)	3,626,000	2,147,914
Nestle SA sponsored ADR	302,800	36,033,200
Smithfield Foods, Inc. (a)	100	2,755
Tootsie Roll Industries, Inc.	1	24
TreeHouse Foods, Inc. (a)	100	2,217
Tyson Foods, Inc. Class A	54,900	791,109
Unilever NV (NY Shares)	531,200	16,520,320
Wimm-Bill-Dann Foods OJSC sponsored ADR	16,000	1,684,160
		90,456,204
TOTAL FOOD PRODUCTS		114,129,546
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.0%
Restaurants - 0.0%
Panera Bread Co. Class A (a)	100	$ 3,737
Starbucks Corp. (a)	100	1,797
		5,534
HOUSEHOLD DURABLES - 0.0%
Housewares & Specialties - 0.0%
Tupperware Brands Corp.	100	3,648
HOUSEHOLD PRODUCTS - 19.7%
Household Products - 19.7%
Central Garden & Pet Co.	1,000	4,930
Colgate-Palmolive Co.	325,800	24,790,122
Kimberly-Clark Corp.	85,600	5,579,408
Procter & Gamble Co.	1,689,897	111,837,383
Pz Cussons PLC Class L	100	351
		142,212,194
PERSONAL PRODUCTS - 3.9%
Personal Products - 3.9%
Avon Products, Inc.	575,500	21,903,530
Bare Escentuals, Inc. (a)(d)	63,205	1,730,553
Estee Lauder Companies, Inc. Class A	42,000	1,788,360
Herbalife Ltd.	41,900	1,752,677
Physicians Formula Holdings, Inc. (a)	134,900	1,063,012
		28,238,132
PHARMACEUTICALS - 0.5%
Pharmaceuticals - 0.5%
Johnson & Johnson	58,600	3,630,856
TOBACCO - 9.5%
Tobacco - 9.5%
Altria Group, Inc.	408,000	29,841,120

	Shares	Value
British American Tobacco PLC sponsored ADR	345,100	$ 26,020,540
Japan Tobacco, Inc.	407	2,055,940
KT&G Corp.	41,000	3,382,763
Loews Corp. - Carolina Group	24,200	1,822,018
Souza Cruz Industria Comerico	181,800	5,315,194
		68,437,575
TOTAL COMMON STOCKS (Cost $646,297,183)		706,489,757
Money Market Funds - 7.3%

Fidelity Cash Central Fund, 3.24% (b)	17,895,644	17,895,644
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	34,579,650	34,579,650
TOTAL MONEY MARKET FUNDS (Cost $52,475,294)		52,475,294
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $698,772,477)		758,965,051
NET OTHER ASSETS - (5.4)%		(38,587,793)
NET ASSETS - 100%		$ 720,377,258
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 620,233
Fidelity Securities Lending Cash Central Fund	275,887
Total	$ 896,120
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	73.2%
United Kingdom	6.6%
Switzerland	5.3%
Netherlands	3.9%
France	2.8%
Belgium	1.5%
Mexico	1.5%
Bermuda	1.0%
Others (individually less than 1%)	4.2%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Select Consumer Staples Portfolio

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $32,445,761) - See accompanying schedule: Unaffiliated issuers (cost $646,297,183)	$ 706,489,757
Fidelity Central Funds (cost $52,475,294)	52,475,294
Total Investments (cost $698,772,477)		$ 758,965,051
Receivable for investments sold		6,723,906
Receivable for fund shares sold		3,206,800
Dividends receivable		514,558
Distributions receivable from Fidelity Central Funds		85,349
Prepaid expenses		1,386
Other receivables		3,365
Total assets		769,500,415

Liabilities
Payable for investments purchased	$ 12,957,359
Payable for fund shares redeemed	1,007,196
Accrued management fee	326,546
Distribution fees payable	26,363
Other affiliated payables	161,746
Other payables and accrued expenses	64,297
Collateral on securities loaned, at value	34,579,650
Total liabilities		49,123,157

Net Assets		$ 720,377,258
Net Assets consist of:
Paid in capital		$ 659,839,070
Undistributed net investment income		1,685,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,342,192)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		60,195,076
Net Assets		$ 720,377,258

Statement of Assets and Liabilities - continued

February 29, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,795,807 ÷ 376,948 shares)	$ 63.13

Maximum offering price per share (100/94.25 of $63.13)	$ 66.98
Class T: Net Asset Value and redemption price per share ($6,298,289 ÷ 100,077 shares)	$ 62.93

Maximum offering price per share (100/96.50 of $62.93)	$ 65.21
Class B: Net Asset Value and offering price per share ($4,884,229 ÷ 77,911 shares)A	$ 62.69

Class C: Net Asset Value and offering price per share ($19,790,824 ÷ 316,110 shares)A	$ 62.61

Consumer Staples: Net Asset Value, offering price and redemption price per share ($655,224,083 ÷ 10,359,349 shares)	$ 63.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,384,026 ÷ 164,255 shares)	$ 63.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Consumer Staples Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 9,388,271
Interest		23,896
Income from Fidelity Central Funds		896,120
Total income		10,308,287

Expenses
Management fee	$ 2,861,176
Transfer agent fees	1,298,752
Distribution fees	124,810
Accounting and security lending fees	197,163
Custodian fees and expenses	102,237
Independent trustees' compensation	1,896
Registration fees	127,212
Audit	42,064
Legal	2,244
Miscellaneous	23,088
Total expenses before reductions	4,780,642
Expense reductions	(67,555)	4,713,087
Net investment income (loss)		5,595,200
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,797,471
Foreign currency transactions	(16,225)
Total net realized gain (loss)		16,781,246
Change in net unrealized appreciation (depreciation) on: Investment securities	23,841,625
Assets and liabilities in foreign currencies	2,450
Total change in net unrealized appreciation (depreciation)		23,844,075
Net gain (loss)		40,625,321
Net increase (decrease) in net assets resulting from operations		$ 46,220,521

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,595,200	$ 2,292,472
Net realized gain (loss)	16,781,246	23,009,399
Change in net unrealized appreciation (depreciation)	23,844,075	13,327,382
Net increase (decrease) in net assets resulting from operations	46,220,521	38,629,253
Distributions to shareholders from net investment income	(4,297,338)	(1,582,908)
Distributions to shareholders from net realized gain	(21,936,184)	(15,661,672)
Total distributions	(26,233,522)	(17,244,580)
Share transactions - net increase (decrease)	323,338,123	230,543,294
Redemption fees	70,107	47,547
Total increase (decrease) in net assets	343,395,229	251,975,514

Net Assets
Beginning of period	376,982,029	125,006,515
End of period (including undistributed net investment income of $1,685,304 and undistributed net investment income of $810,260, respectively)	$ 720,377,258	$ 376,982,029

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.53	(.01)
Net realized and unrealized gain (loss)	7.29	1.28
Total from investment operations	7.82	1.27
Distributions from net investment income	(.42)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.86)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 63.13	$ 58.16
Total Return B,C,D	13.38%	2.23%
Ratios to Average Net Assets F,I
Expenses before reductions	1.19%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.29% A
Expenses net of all reductions	1.19%	1.28% A
Net investment income (loss)	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,796	$ 986
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.36	(.01)
Net realized and unrealized gain (loss)	7.29	1.18
Total from investment operations	7.65	1.17
Distributions from net investment income	(.35)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.79)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 62.93	$ 58.06
Total Return B,C,D	13.11%	2.06%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.46%	1.61% A
Expenses net of fee waivers, if any	1.46%	1.61% A
Expenses net of all reductions	1.46%	1.60% A
Net investment income (loss)	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,298	$ 529
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.04	(.07)
Net realized and unrealized gain (loss)	7.27	1.18
Total from investment operations	7.31	1.11
Distributions from net investment income	(.19)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.63)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 62.69	$ 58.00
Total Return B,C,D	12.53%	1.95%
Ratios to Average Net Assets F,I
Expenses before reductions	1.96%	2.09% A
Expenses net of fee waivers, if any	1.96%	2.09% A
Expenses net of all reductions	1.96%	2.09% A
Net investment income (loss)	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,884	$ 226
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.06	(.08)
Net realized and unrealized gain (loss)	7.28	1.18
Total from investment operations	7.34	1.10
Distributions from net investment income	(.29)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.73)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 62.61	$ 57.99
Total Return B,C,D	12.58%	1.93%
Ratios to Average Net Assets F,I
Expenses before reductions	1.93%	2.14% A
Expenses net of fee waivers, if any	1.93%	2.14% A
Expenses net of all reductions	1.92%	2.14% A
Net investment income (loss)	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,791	$ 178
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Consumer Staples

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 58.13	$ 52.18	$ 51.42	$ 46.50	$ 35.71
Income from Investment Operations
Net investment income (loss) C	.71	.56	.50	.29	.22
Net realized and unrealized gain (loss)	7.30	8.88	3.25	4.90	10.80
Total from investment operations	8.01	9.44	3.75	5.19	11.02
Distributions from net investment income	(.46)	(.32)	(.44)	(.29)	(.24)
Distributions from net realized gain	(2.44)	(3.18)	(2.56)	-	-
Total distributions	(2.90)	(3.50)	(3.00)	(.29)	(.24)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 63.25	$ 58.13	$ 52.18	$ 51.42	$ 46.50
Total Return A,B	13.72%	18.43%	7.50%	11.24%	30.94%
Ratios to Average Net Assets D,F
Expenses before reductions	.91%	1.01%	1.04%	1.06%	1.27%
Expenses net of fee waivers, if any	.90%	.99%	1.04%	1.06%	1.27%
Expenses net of all reductions	.90%	.98%	1.03%	1.05%	1.25%
Net investment income (loss)	1.12%	.99%	.97%	.61%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 655,224	$ 374,930	$ 125,007	$ 139,328	$ 104,436
Portfolio turnover rate E	71%	99%	75%	86%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	.74	.07
Net realized and unrealized gain (loss)	7.30	1.16
Total from investment operations	8.04	1.23
Distributions from net investment income	(.51)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.95)	-
Redemption fees added to paid in capital D	.01	- J
Net asset value, end of period	$ 63.22	$ 58.12
Total Return B,C	13.77%	2.16%
Ratios to Average Net Assets E,H
Expenses before reductions	.85%	1.00% A
Expenses net of fee waivers, if any	.85%	1.00% A
Expenses net of all reductions	.84%	1.00% A
Net investment income (loss)	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,384	$ 132
Portfolio turnover rate F	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 76,807,189
Unrealized depreciation	(19,342,868)
Net unrealized appreciation (depreciation)	57,464,321
Undistributed ordinary income	416,885

Cost for federal income tax purposes	$ 701,500,730

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 15,086,000	$ 1,582,908
Long-term Capital Gains	11,147,522	15,661,672
Total	$ 26,233,522	$ 17,244,580

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $662,284,483 and $360,615,711, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 17,277	$ 2,025
Class T	.25%	.25%	26,470	558
Class B	.75%	.25%	19,856	15,168
Class C	.75%	.25%	61,207	34,937
			$ 124,810	$ 52,688

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,636
Class T	8,439
Class B*	2,863
Class C*	1,508
67,446

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the sub-transfer agent for Consumer Staples shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 19,257.28
Class T	15,907.30
Class B	5,775.29
Class C	15,235.25
Consumer Staples	1,237,519.25
Institutional Class	5,059.19
	$ 1,298,752

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,807 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,126 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $275,887.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Consumer Staples operating expenses. During the period, this reimbursement reduced the class' expenses by $40,354.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $19,534 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,122. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 5
Consumer Staples	4,466
$ 4,471

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $32,014.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended February 29,	2008	2007A
From net investment income
Class A	$ 54,271	$ -
Class T	42,873	-
Class B	7,270	-
Class C	46,840	-
Consumer Staples	4,124,954	1,582,908
Institutional Class	21,130	-
Total	$ 4,297,338	$ 1,582,908
From net realized gain
Class A	$ 279,894	$ -
Class T	271,554	-
Class B	90,489	-
Class C	308,038	-
Consumer Staples	20,893,023	15,661,672
Institutional Class	93,186	-
Total	$ 21,936,184	$ 15,661,672

A Distributions for Class A, Class T, Class B, Class C, and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Year ended February 29,	2008	2007A	2008	2007A
Class A
Shares sold	394,208	17,300	$ 25,121,582	$ 1,017,780
Reinvestment of distributions	4,833	-	319,149	-
Shares redeemed	(39,053)	(340)	(2,497,211)	(20,214)
Net increase (decrease)	359,988	16,960	$ 22,943,520	$ 997,566
Class T
Shares sold	195,158	9,119	$ 12,251,985	$ 531,803
Reinvestment of distributions	4,490	-	296,489	-
Shares redeemed	(108,690)	-	(6,862,659)	-
Net increase (decrease)	90,958	9,119	$ 5,685,815	$ 531,803
Class B
Shares sold	76,823	3,902	$ 4,855,507	$ 225,744
Reinvestment of distributions	1,410	-	92,490	-
Shares redeemed	(4,224)	-	(268,236)	-
Net increase (decrease)	74,009	3,902	$ 4,679,761	$ 225,744
Class C
Shares sold	328,900	3,073	$ 21,121,099	$ 177,350
Reinvestment of distributions	4,849	-	319,529	-
Shares redeemed	(20,712)	-	(1,307,625)	-
Net increase (decrease)	313,037	3,073	$ 20,133,003	$ 177,350
Consumer Staples
Shares sold	8,600,962	6,369,570	$ 555,032,219	$ 359,958,201
Reinvestment of distributions	360,932	292,584	23,544,138	16,482,463
Shares redeemed	(5,052,205)	(2,608,360)	(318,954,187)	(147,956,526)
Net increase (decrease)	3,909,689	4,053,794	$ 259,622,170	$ 228,484,138
Institutional Class
Shares sold	204,550	4,028	$ 13,014,809	$ 230,500
Reinvestment of distributions	995	-	65,503	-
Shares redeemed	(43,560)	(1,758)	(2,806,458)	(103,807)
Net increase (decrease)	161,985	2,270	$ 10,273,854	$ 126,693

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	36.28%	24.69%	16.73%
Class T (incl. 3.50% sales charge) B	39.40%	25.23%	16.98%
Class B (incl. contingent deferred sales charge) C	38.53%	25.79%	17.31%
Class C (incl. contingent deferred sales charge) D	42.49%	25.93%	17.30%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Class A on February 28, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor Gold Fund

It was a disappointing year for U.S. equity investors, as a credit freeze and a growing awareness of the problems facing the U.S. consumer led to negative returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, reducing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 44.59%, 44.45%, 43.53% and 43.49%, respectively (excluding sales charges), beating the S&P 500® and the 42.95% return of the Standard & Poor's®/Citigroup BMI Global Gold Index. Versus the S&P®/Citigroup index, solid stock picking in the fund's core universe of gold mining stocks drove performance. Australia-based Newcrest Mining, the fund's fourth-largest holding at period end, was its top contributor. The company was successful in improving its operations, projects and financial position, and was rewarded by the market for these achievements. Also aiding our results were Canadian holding Arizona Star Resource; Buenaventura, a Peruvian silver, gold and copper mining company; and West African gold producer Randgold Resources. Arizona Star Resource - whose sole asset was bought by Barrick Gold during the period - and Buenaventura were out-of-index positions. Underweighting major index component Newmont Mining was helpful as well. In absolute terms, the fund's return was bolstered by currency movements given its considerable foreign exposure. On the negative side, the fund's investments in the precious metals and minerals group and in the diversified metals and mining segment detracted from performance, as did its cash position. Underweighting Barrick Gold, the stock with the largest weighting in the S&P/Citigroup index, detracted from performance. Although I liked the company and it was one of the fund's largest positions, I didn't think it appropriate to carry the position at its benchmark weighting of approximately 18%. Diamond exploration company and out-of-index holding Shore Gold also weighed on our results, along with IAMGOLD. All the detractors I mentioned are based in Canada.

During the past year, the fund's Institutional Class shares returned 45.10%, beating the S&P 500® and the 42.95% return of the Standard & Poor's®/Citigroup BMI Global Gold Index. Versus the S&P®/Citigroup index, solid stock picking in the fund's core universe of gold mining stocks drove performance. Australia-based Newcrest Mining, the fund's fourth-largest holding at period end, was its top contributor. The company was successful in improving its operations, projects and financial position, and was rewarded by the market for these achievements. Also aiding our results were Canadian holding Arizona Star Resource; Buenaventura, a Peruvian silver, gold and copper mining company; and West African gold producer Randgold Resources. Arizona Star Resource - whose sole asset was bought by Barrick Gold during the period - and Buenaventura were out-of-index positions. Underweighting major index component Newmont Mining was helpful as well. On the negative side, the fund's investments in the precious metals and minerals group and in the diversified metals and mining segment detracted from performance, as did its cash position. Underweighting Barrick Gold, the stock with the largest weighting in the S&P/Citigroup index, detracted from performance. Although I liked the company and it was one of the fund's largest positions, I didn't think it appropriate to carry the position at its benchmark weighting of approximately 18%. Diamond exploration company and out-of-index holding Shore Gold also weighed on our results, along with IAMGOLD. All the detractors I mentioned are based in Canada.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

Select Gold Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 1,483.00	$ 7.10
HypotheticalA	$ 1,000.00	$ 1,019.14	$ 5.77
Class T
Actual	$ 1,000.00	$ 1,481.70	$ 8.64
HypotheticalA	$ 1,000.00	$ 1,017.90	$ 7.02
Class B
Actual	$ 1,000.00	$ 1,476.70	$ 11.76
HypotheticalA	$ 1,000.00	$ 1,015.37	$ 9.57
Class C
Actual	$ 1,000.00	$ 1,477.20	$ 11.64
HypotheticalA	$ 1,000.00	$ 1,015.47	$ 9.47
Gold
Actual	$ 1,000.00	$ 1,485.10	$ 5.19
HypotheticalA	$ 1,000.00	$ 1,020.69	$ 4.22
Institutional Class
Actual	$ 1,000.00	$ 1,485.10	$ 5.13
HypotheticalA	$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.15%
Class T	1.40%
Class B	1.91%
Class C	1.89%
Gold	.84%
Institutional Class	.83%

Annual Report

Investment Changes

Select Gold Portfolio

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	8.5	8.1
Barrick Gold Corp.	7.8	7.9
Newmont Mining Corp.	7.1	5.0
Newcrest Mining Ltd.	6.7	8.3
Kinross Gold Corp.	5.8	4.9
Lihir Gold Ltd.	5.8	7.3
Agnico-Eagle Mines Ltd.	4.1	4.1
Yamana Gold, Inc.	4.1	2.6
Gold Fields Ltd. sponsored ADR	3.0	6.6
Randgold Resources Ltd. sponsored ADR	3.0	3.4
	55.9
Top Industries (% of fund's net assets)
As of February 29, 2008
Gold	77.9%
Precious Metals & Minerals	8.1%
Diversified Metals & Mining	3.6%
Coal & Consumable Fuels	1.9%
Steel	1.4%
All Others*	7.1%

As of August 31, 2007
Gold	89.2%
Precious Metals & Minerals	8.1%
Diversified Metals & Mining	1.2%
Steel	0.5%
All Others*	1.0%

* Includes short-term investments and net other assets.

Annual Report

Consolidated Investments February 29, 2008

Showing Percentage of Net Assets

Select Gold Portfolio

Common Stocks - 90.2%
	Shares	Value
Australia - 8.4%
METALS & MINING - 8.2%
Aluminum - 0.4%
Alumina Ltd.	1,552,508	$ 9,147,074
Gold - 7.8%
Newcrest Mining Ltd.	4,726,283	164,316,537
Pan Australian Resources Ltd. (a)	8,389,000	8,093,471
Sino Gold Mining Ltd. (a)(d)	1,787,441	12,500,064
Troy Resources NL (a)(f)	2,300,000	6,076,927
		190,986,999
TOTAL METALS & MINING		200,134,073
OIL, GAS & CONSUMABLE FUELS - 0.2%
Coal & Consumable Fuels - 0.2%
Energy Resources of Australia Ltd.	200,799	3,923,057
TOTAL AUSTRALIA		204,057,130
Bermuda - 0.7%
METALS & MINING - 0.7%
Precious Metals & Minerals - 0.7%
Aquarius Platinum Ltd. (United Kingdom)	1,155,000	17,329,629
Brazil - 0.1%
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Companhia Vale do Rio Doce sponsored ADR	51,200	1,783,808
Canada - 46.3%
METALS & MINING - 46.3%
Diversified Metals & Mining - 1.4%
Anatolia Minerals Development Ltd. (a)	29,000	116,407
First Quantum Minerals Ltd.	107,600	9,985,298
FNX Mining Co., Inc. (a)	228,100	7,507,910
Ivanhoe Mines Ltd. (a)	550,500	7,177,394
Kimber Resources, Inc. (a)	16,100	14,234
Lundin Mining Corp. (a)	475,100	4,060,354
Nautilus Minerals, Inc. (a)	44,000	119,831
Thompson Creek Metals Co., Inc. (a)	305,000	6,229,866
		35,211,294
Gold - 41.8%
Agnico-Eagle Mines Ltd.	1,453,100	100,412,377
Alamos Gold, Inc. (a)	3,249,000	24,729,445
Aquiline Resources, Inc. (a)	875,500	9,484,101
Aquiline Resources, Inc. (a)(f)	1,024,600	11,099,269
Aurelian Resources, Inc. (a)	818,400	7,634,685
Aurizon Mines Ltd. (a)	547,900	2,522,216
Barrick Gold Corp.	3,637,000	189,232,661
Centerra Gold, Inc. (a)	377,200	5,642,380

	Shares	Value
Coral Gold Resources Ltd. (a)(e)	2,016,600	$ 2,869,001
Crystallex International Corp. (a)	943,000	1,964,484
Detour Gold Corp. warrants 6/21/08 (a)(f)	615,000	10,844,449
Eldorado Gold Corp. (a)	4,287,200	29,756,187
European Goldfields Ltd. (a)	197,000	1,185,143
Franco-Nevada Corp.	210,900	4,847,882
Gabriel Resources Ltd. (a)	139,200	261,694
Goldcorp, Inc.	4,825,800	208,371,775
Golden Star Resources Ltd. (a)	4,009,769	16,543,531
Great Basin Gold Ltd. (a)	1,407,900	4,649,840
Guyana Goldfields, Inc. (a)	758,000	5,546,060
High River Gold Mines Ltd. (a)	1,512,800	5,180,769
High River Gold Mines Ltd. (a)(f)	1,300,000	4,452,010
High River Gold Mines Ltd. warrants 11/8/10 (a)(f)	650,000	693,562
IAMGOLD Corp.	7,762,100	62,787,781
Jaguar Mining, Inc. (a)	147,900	1,998,953
Kinross Gold Corp. (a)	5,710,300	141,299,533
Kinross Gold Corp. warrants 9/7/11 (a)	600,000	2,560,845
Northgate Minerals Corp. (a)	681,000	2,117,636
Novagold Resources, Inc. (a)	800,000	9,064,580
Orezone Resources, Inc. Class A (a)	8,870,700	15,775,342
Peak Gold Ltd. (a)(f)	5,857,000	3,868,757
Peak Gold Ltd. warrants 4/3/12 (a)(f)	2,928,500	550,554
Red Back Mining, Inc. (a)	1,420,800	12,575,751
Red Back Mining, Inc. (a)(f)	1,033,000	9,143,265
US Gold Canadian Acquisition Corp. (a)(e)	2,501,516	8,770,114
Western Goldfields, Inc. (a)	371,200	1,369,296
Yamana Gold, Inc.	5,497,000	98,929,800
		1,018,735,728
Precious Metals & Minerals - 3.1%
B2Gold Corp.	702,500	1,613,383
Eastern Platinum Ltd. (a)	600,000	2,164,524
Etruscan Resources, Inc. (a)	923,800	2,196,730
Etruscan Resources, Inc. (a)(f)	1,549,400	3,684,362
Etruscan Resources, Inc. warrants 11/2/10 (a)(f)	774,700	393,628
Harry Winston Diamond Corp.	471,990	12,350,737
Minefinders Corp. Ltd. (a)	1,100,000	12,676,185
Pan American Silver Corp. (a)	500,000	20,000,000
Rockwell Diamonds, Inc. (a)	319,000	168,569
Shore Gold, Inc. (a)	2,860,000	12,991,413
Silver Standard Resources, Inc. (a)	206,300	7,657,857
Silvercorp Metals, Inc.	60,000	603,628
		76,501,016
TOTAL METALS & MINING		1,130,448,038
Common Stocks - continued
	Shares	Value
China - 1.9%
METALS & MINING - 1.9%
Gold - 1.9%
Zijin Mining Group Co. Ltd. (H Shares)	35,714,000	$ 47,174,585
Luxembourg - 0.3%
METALS & MINING - 0.3%
Steel - 0.3%
ArcelorMittal SA (NY Reg.) Class A	99,800	7,586,796
Papua New Guinea - 5.8%
METALS & MINING - 5.8%
Gold - 5.8%
Lihir Gold Ltd. (a)	36,363,877	140,827,682
Peru - 1.3%
METALS & MINING - 1.3%
Precious Metals & Minerals - 1.3%
Compania de Minas Buenaventura SA	350,000	26,610,500
Compania de Minas Buenaventura SA sponsored ADR	50,000	3,801,500
		30,412,000
Russia - 0.0%
METALS & MINING - 0.0%
Precious Metals & Minerals - 0.0%
Polymetal JSC GDR (Reg. S) unit (a)	39,000	347,100
South Africa - 8.8%
METALS & MINING - 8.8%
Diversified Metals & Mining - 0.2%
African Rainbow Minerals Ltd.	234,859	6,062,905
Gold - 6.2%
Anglogold Ashanti Ltd. sponsored ADR (d)	1,140,500	41,194,860
Gold Fields Ltd. sponsored ADR	5,216,300	74,019,297
Harmony Gold Mining Co. Ltd. (a)	1,549,000	18,804,860
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	1,375,000	16,692,500
		150,711,517
Precious Metals & Minerals - 2.4%
Anglo Platinum Ltd.	59,058	9,258,866
Impala Platinum Holdings Ltd.	1,179,212	48,760,416
		58,019,282
TOTAL METALS & MINING		214,793,704

	Shares	Value
United Kingdom - 4.6%
METALS & MINING - 4.6%
Diversified Metals & Mining - 1.0%
Anglo American PLC (United Kingdom)	193,300	$ 12,269,093
BHP Billiton PLC	395,900	12,664,584
		24,933,677
Gold - 3.0%
Randgold Resources Ltd. sponsored ADR	1,409,274	72,774,909
Precious Metals & Minerals - 0.6%
Hochschild Mining PLC	1,054,058	9,151,974
Lonmin PLC	76,000	4,958,381
Mwana Africa PLC (a)	2,850	2,113
		14,112,468
TOTAL METALS & MINING		111,821,054
United States of America - 12.0%
METALS & MINING - 10.3%
Aluminum - 0.3%
Alcoa, Inc.	203,500	7,557,990
Diversified Metals & Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc. Class B	129,300	13,041,198
Titanium Metals Corp.	492,838	10,162,320
		23,203,518
Gold - 8.0%
Newmont Mining Corp.	3,402,000	174,080,340
Royal Gold, Inc. (d)	610,768	19,245,300
US Gold Corp. (a)	318,400	1,117,584
US Gold Corp. warrants 2/22/11 (a)(g)	364,200	407,113
		194,850,337
Steel - 1.1%
Nucor Corp.	114,200	7,373,894
Steel Dynamics, Inc.	214,000	12,467,640
United States Steel Corp.	59,100	6,409,395
		26,250,929
TOTAL METALS & MINING		251,862,774
OIL, GAS & CONSUMABLE FUELS - 1.7%
Coal & Consumable Fuels - 1.7%
CONSOL Energy, Inc.	469,300	$ 35,657,414
Peabody Energy Corp.	99,700	5,645,014
		41,302,428
TOTAL UNITED STATES OF AMERICA		293,165,202
TOTAL COMMON STOCKS (Cost $1,511,332,409)		2,199,746,728
Commodities - 3.4%
	Troy Ounces	Value
Gold Bullion (a) (Cost $74,865,700)	84,500	$ 82,253,568
Money Market Funds - 8.4%
	Shares
Fidelity Cash Central Fund, 3.24% (b)	154,989,471	154,989,471
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	51,019,275	51,019,275
TOTAL MONEY MARKET FUNDS (Cost $206,008,746)		206,008,746
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,792,206,855)		2,488,009,042
NET OTHER ASSETS - (2.0)%		(48,063,629)
NET ASSETS - 100%		$ 2,439,945,413
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,806,783 or 1.9% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $407,113 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 179,112
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,483,468
Fidelity Securities Lending Cash Central Fund	305,527
Total	$ 4,788,995
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arizona Star Resource Corp.	$ 43,863,024	$ -	$ 68,049,545	$ -	$ -
Central Asia Gold Ltd.	5,874,969	-	6,765,535	-	-
Coral Gold Resources Ltd.	2,034,618	-	-	-	2,869,001
IAMGOLD Corp.	83,536,403	37,756,426	52,681,280	396,893	-
Meridian Gold, Inc.	141,535,462	11,114,622	175,519,189	-	-
Minefinders Corp. Ltd.	33,742,038	-	22,728,120	-	-
Orezone Resources, Inc. Class A	18,041,127	-	2,037,688	-	-
Tone Resources Ltd.	2,366,021	-	2,654,193	-	-
US Gold Canadian Acquisition Corp.	-	12,695,730	-	-	8,770,114
White Knight Resources Ltd.	6,087,418	-	7,050,424	-	-
Total	$ 337,081,080	$ 61,566,778	$ 337,485,974	$ 396,893	$ 11,639,115
Consolidated Subsidiary
Fidelity Select Gold Cayman Ltd.	$ -	$ 74,865,700	$ -	$ -	$ 82,233,978

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Select Gold Portfolio

Consolidated Statement of Assets and Liabilities

	February 29, 2008

Assets
Investments, at value (including securities loaned of $48,929,231) - See accompanying schedule: Unaffiliated issuers (cost $1,496,489,449)	$ 2,188,107,613
Fidelity Central Funds (cost $206,008,746)	206,008,746
Other affiliated issuers (cost $14,842,960)	11,639,115
Commodities (cost $74,865,700)	82,253,568
Total Investments (cost $1,792,206,855)		$ 2,488,009,042
Receivable for fund shares sold		28,409,170
Dividends receivable		715,366
Distributions receivable from Fidelity Central Funds		330,523
Prepaid expenses		4,242
Receivable from investment advisor for expense reductions		16,771
Other receivables		53,844
Total assets		2,517,538,958

Liabilities
Payable for investments purchased	$ 19,222,702
Payable for fund shares redeemed	5,738,698
Accrued management fee	1,032,070
Distribution fees payable	20,939
Other affiliated payables	439,944
Other payables and accrued expenses	119,917
Collateral on securities loaned, at value	51,019,275
Total liabilities		77,593,545

Net Assets		$ 2,439,945,413
Net Assets consist of:
Paid in capital		$ 1,772,662,139
Accumulated net investment loss		(3,177)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,479,034)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		695,765,485
Net Assets		$ 2,439,945,413

Consolidated Statement of Assets and Liabilities

February 29, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,619,567 ÷ 576,364 shares)	$ 46.19

Maximum offering price per share (100/94.25 of $46.19)	$ 49.01
Class T: Net Asset Value and redemption price per share ($11,333,898 ÷ 245,487 shares)	$ 46.17

Maximum offering price per share (100/96.50 of $46.17)	$ 47.84
Class B: Net Asset Value and offering price per share ($6,868,917 ÷ 149,423 shares)A	$ 45.97

Class C: Net Asset Value and offering price per share ($10,835,362 ÷ 236,341 shares)A	$ 45.85

Gold: Net Asset Value, offering price and redemption price per share ($2,381,113,720 ÷ 51,352,073 shares)	$ 46.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,173,949 ÷ 68,487 shares)	$ 46.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Gold Portfolio
Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends (including $396,893 earned from other affiliated issuers)		$ 7,214,916
Interest		36,516
Income from Fidelity Central Funds		4,788,995
Total income		12,040,427

Expenses
Management fee	$ 8,843,447
Transfer agent fees	3,480,684
Distribution fees	84,461
Accounting and security lending fees	523,529
Custodian fees and expenses	210,565
Independent trustees' compensation	6,241
Registration fees	150,943
Audit	44,995
Legal	83,632
Miscellaneous	77,106
Total expenses before reductions	13,505,603
Expense reductions	(602,121)	12,903,482
Net investment income (loss)		(863,055)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	90,039,584
Other affiliated issuers	97,820,563
Foreign currency transactions	1,653,116
Total net realized gain (loss)		189,513,263
Change in net unrealized appreciation (depreciation) on: Investments	426,676,495
Assets and liabilities in foreign currencies	3,916
Total change in net unrealized appreciation (depreciation)		426,680,411
Net gain (loss)		616,193,674
Net increase (decrease) in net assets resulting from operations		$ 615,330,619

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (863,055)	$ 9,095,705
Net realized gain (loss)	189,513,263	107,242,792
Change in net unrealized appreciation (depreciation)	426,680,411	60,139,115
Net increase (decrease) in net assets resulting from operations	615,330,619	176,477,612
Distributions to shareholders from net investment income	(7,077,865)	(754,152)
Distributions to shareholders from net realized gain	(201,157,130)	(195,955,908)
Total distributions	(208,234,995)	(196,710,060)
Share transactions - net increase (decrease)	554,230,717	170,798,657
Redemption fees	544,215	1,843,164
Total increase (decrease) in net assets	961,870,556	152,409,373

Net Assets
Beginning of period	1,478,074,857	1,325,665,484
End of period (including accumulated net investment loss of $3,177 and undistributed net investment income of $9,093,033, respectively)	$ 2,439,945,413	$ 1,478,074,857

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.15)	(.01)
Net realized and unrealized gain (loss)	15.00	(.07) H
Total from investment operations	14.85	(.08)
Distributions from net investment income	(.19)	-
Distributions from net realized gain	(5.01)	-
Total distributions	(5.20)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 46.19	$ 36.53
Total Return B, C, D	44.59%	(.19)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.17%	1.13% A
Expenses net of fee waivers, if any	1.17%	1.13% A
Expenses net of all reductions	1.13%	1.10% A
Net investment income (loss)	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,620	$ 1,857
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.25)	(.03)
Net realized and unrealized gain (loss)	15.05	(.09) H
Total from investment operations	14.80	(.12)
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(4.97)	-
Total distributions	(5.13)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 46.17	$ 36.49
Total Return B, C, D	44.45%	(.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.42%	1.46% A
Expenses net of fee waivers, if any	1.42%	1.46% A
Expenses net of all reductions	1.39%	1.43% A
Net investment income (loss)	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,334	$ 1,093
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.45)	(.07)
Net realized and unrealized gain (loss)	14.95	(.08) H
Total from investment operations	14.50	(.15)
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(4.84)	-
Total distributions	(5.00)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 45.97	$ 36.46
Total Return B, C, D	43.53%	(.38)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.93%	1.96% A
Expenses net of fee waivers, if any	1.93%	1.96% A
Expenses net of all reductions	1.90%	1.93% A
Net investment income (loss)	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,869	$ 902
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.45)	(.07)
Net realized and unrealized gain (loss)	14.91	(.10) H
Total from investment operations	14.46	(.17)
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(4.89)	-
Total distributions	(5.06)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 45.85	$ 36.44
Total Return B, C, D	43.49%	(.44)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.92%	2.02% A
Expenses net of fee waivers, if any	1.92%	2.02% A
Expenses net of all reductions	1.89%	1.99% A
Net investment income (loss)	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,835	$ 437
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Gold

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.54	$ 35.91	$ 27.46	$ 27.21	$ 22.73
Income from Investment Operations
Net investment income (loss) C	(.02)	.22 F	.04	.02 G	(.01)
Net realized and unrealized gain (loss)	15.05	5.49	12.21	.18	5.85
Total from investment operations	15.03	5.71	12.25	.20	5.84
Distributions from net investment income	(.18)	(.02)	(.02)	-	(1.42)
Distributions from net realized gain	(5.03)	(5.10)	(3.84)	-	-
Total distributions	(5.21)	(5.12)	(3.86)	-	(1.42)
Redemption fees added to paid in capital C	.01	.04	.06	.05	.06
Net asset value, end of period	$ 46.37	$ 36.54	$ 35.91	$ 27.46	$ 27.21
Total Return A, B	45.10%	16.19%	48.84%	.92%	26.79%
Ratios to Average Net Assets D, H
Expenses before reductions	.85%	.90%	.97%	1.00%	1.12%
Expenses net of fee waivers, if any	.85%	.90%	.97%	1.00%	1.12%
Expenses net of all reductions	.81%	.87%	.82%	.89%	1.04%
Net investment income (loss)	(.05)%	.62% F	.13%	.07% G	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,381,114	$ 1,473,400	$ 1,325,665	$ 705,216	$ 735,744
Portfolio turnover rate E	55%	85%	108%	79%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. GInvestment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.01)	.01
Net realized and unrealized gain (loss)	15.03	(.08) G
Total from investment operations	15.02	(.07)
Distributions from net investment income	(.19)	-
Distributions from net realized gain	(5.04)	-
Total distributions	(5.23)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 46.34	$ 36.54
Total Return B, C	45.10%	(.16)%
Ratios to Average Net Assets E, I
Expenses before reductions	.83%	.94% A
Expenses net of fee waivers, if any	.83%	.94% A
Expenses net of all reductions	.79%	.91% A
Net investment income (loss)	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,174	$ 385
Portfolio turnover rate F	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Consolidated Financial Statements

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investment in Subsidiary.

The Fund may invest in certain precious metals through its investment in Fidelity Select Gold Cayman Ltd., a wholly-owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodities and securities, consistent with the investment objective of the fund. As of February 29, 2008, the Fund held $82,233,978 in the Subsidiary, representing 3.4% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 681,289,657
Unrealized depreciation	(36,971,788)
Net unrealized appreciation (depreciation)	644,317,869
Undistributed long-term capital gain	9,018,404

Cost for federal income tax purposes	$ 1,843,691,173

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 81,662,441	$ 72,402,616
Long-term Capital Gains	126,572,554	124,307,444
Total	$ 208,234,995	$ 196,710,060

Annual Report

4. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

5. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of investments, other than short-term investments, aggregated $1,165,131,181 and $832,255,722, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at an annual rate of .30% of its net assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period FMR reimbursed the Fund $24,300.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 17,836	$ 936
Class T	.25%	.25%	15,486	570
Class B	.75%	.25%	23,737	18,077
Class C	.75%	.25%	27,402	14,204
			$ 84,461	$ 33,787

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45,888
Class T	8,502
Class B*	2,182
Class C*	3,616
$ 60,188

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the sub-transfer agent for all Fund shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 20,029.28
Class T	8,862.29
Class B	6,928.29
Class C	7,528.28
Gold	3,434,145.22
Institutional Class	3,192.20
	$ 3,480,684

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,784 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,655 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $305,527.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $475,444 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $33,396. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Gold	$ 27,814

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,304.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2008	Year ended Febaruary 28, 2007
From net investment income
Class A	$ 13,831	$ -
Class T	6,353	-
Class B	4,260	-
Class C	3,734	-
Gold	7,042,946	754,152
Institutional Class	6,741	-
Total	$ 7,077,865	$ 754,152
From net realized gain
Class A	$ 955,695	$ -
Class T	425,795	-
Class B	289,226	-
Class C	343,986	-
Gold	198,940,407	195,955,908
Institutional Class	202,021	-
Total	$ 201,157,130	$ 195,955,908

Annual Report

Notes to Consolidated Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2008	Year ended February 28, 2007 A	Year ended February 29, 2008	Year ended February 28, 2007 A
Class A
Shares sold	567,655	52,274	$ 23,751,338	$ 1,914,223
Reinvestment of distributions	25,125	-	945,727	-
Shares redeemed	(67,262)	(1,428)	(2,616,226)	(52,108)
Net increase (decrease)	525,518	50,846	$ 22,080,839	$ 1,862,115
Class T
Shares sold	245,988	29,954	$ 10,279,473	$ 1,097,866
Reinvestment of distributions	11,403	-	428,815	-
Shares redeemed	(41,858)	-	(1,666,054)	-
Net increase (decrease)	215,533	29,954	$ 9,042,234	$ 1,097,866
Class B
Shares sold	138,954	24,802	$ 5,690,539	$ 903,324
Reinvestment of distributions	7,385	-	276,855	-
Shares redeemed	(21,658)	(60)	(874,114)	(2,269)
Net increase (decrease)	124,681	24,742	$ 5,093,280	$ 901,055
Class C
Shares sold	253,353	12,002	$ 10,551,196	$ 438,523
Reinvestment of distributions	8,652	-	324,140	-
Shares redeemed	(37,666)	-	(1,511,191)	-
Net increase (decrease)	224,339	12,002	$ 9,364,145	$ 438,523
Gold
Shares sold	30,095,254	37,990,378	$ 1,246,042,833	$ 1,364,967,296
Reinvestment of distributions	5,273,633	5,102,742	197,489,804	188,386,905
Shares redeemed	(24,338,085)	(39,683,634)	(937,121,869)	(1,387,242,690)
Net increase (decrease)	11,030,802	3,409,486	$ 506,410,768	$ 166,111,511
Institutional Class
Shares sold	128,523	11,934	$ 5,080,204	$ 438,322
Reinvestment of distributions	4,588	-	171,536	-
Shares redeemed	(75,163)	(1,395)	(3,012,289)	(50,735)
Net increase (decrease)	57,948	10,539	$ 2,239,451	$ 387,587

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	10.08%	22.68%	10.61%
Class T (incl. 3.50% sales charge) B	12.37%	23.13%	10.81%
Class B (incl. contingent deferred sales charge) C	10.89%	23.68%	11.14%
Class C (incl. contingent deferred sales charge) D	14.87%	23.85%	11.14%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, Materials operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Class A on February 28, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Comments from Tobias Welo, who became Portfolio Manager of Fidelity Advisor Materials Fund on January 9, 2008

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the year ending February 29, 2008, the fund's Class A, Class T, Class B and Class C shares returned 16.79%, 16.45%, 15.89% and 15.87% respectively (excluding sales charges), outpacing the S&P 500® and the 14.89% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index. Strong industry selection played a key role in the fund's outperformance of its MSCI benchmark. For example, underweightings in weak-performing industries such as construction materials, paper products and paper packaging aided results, as did solid stock picking within the first two areas. In addition, good stock selection and an underweighting in the lagging diversified chemicals group helped. Given the fund's exposure to foreign stocks, currency fluctuations further enhanced the fund's return. Among individual holdings, an out-of-benchmark position in Rio Tinto was the top contributor. A diversified metals and mining company, Rio Tinto was boosted by strong metals prices and multiple takeover offers from Australian mining concern BHP Billiton. Also boosting performance was out-of-index holding Agrium, a Canadian fertilizer company that benefited from strong demand for crops and favorable market reaction to its purchase of UAP Holding, an agricultural products distributor. Not owning lagging paper-related names in the index, such as Canadian pulp and paper producer Domtar, aided results as well. Among detractors, the fund's slight underweighting in fertilizers and agricultural chemicals hurt, including an underweighting in fertilizer company CF Industries. In addition, the fund's overweighting in Titanium Metals disappointed, as the firm struggled through sluggish earnings announcements and construction delays among its end-users. Certain stock picks within the specialty and commodity chemicals areas also detracted, as did the fund's overall positioning in the steel industry over the course of the period. Some of the stocks I've mentioned in this review were sold by period end.

For the year ending February 29, 2008, the fund's Institutional Class shares returned 17.08%, outpacing the S&P 500® and the 14.89% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index. Strong industry selection played a key role in the fund's outperformance of its MSCI benchmark. For example, underweightings in weak-performing industries such as construction materials, paper products and paper packaging aided results, as did solid stock picking within the first two areas. In addition, good stock selection and an underweighting in the lagging diversified chemicals group helped. Given the fund's exposure to foreign stocks, currency fluctuations further enhanced the fund's return. Among individual holdings, an out-of-benchmark position in Rio Tinto was the top contributor. A diversified metals and mining company, Rio Tinto was boosted by strong metals prices and multiple takeover offers from Australian mining concern BHP Billiton. Also boosting performance was out-of-index holding Agrium, a Canadian fertilizer company that benefited from strong demand for crops and favorable market reaction to its purchase of UAP Holding, an agricultural products distributor. Not owning lagging paper-related names in the index, such as Canadian pulp and paper producer Domtar, aided results as well. Among detractors, the fund's slight underweighting in fertilizers and agricultural chemicals hurt, including an underweighting in fertilizer company CF Industries. In addition, the fund's overweighting in Titanium Metals disappointed, as the firm struggled through sluggish earnings announcements and construction delays among its end-users. Certain stock picks within the specialty and commodity chemicals areas also detracted, as did the fund's overall positioning in the steel industry over the course of the period. Some of the stocks I've mentioned in this review were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

Select Materials Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 1,065.30	$ 6.11
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 5.97
Class T
Actual	$ 1,000.00	$ 1,063.90	$ 7.44
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.27
Class B
Actual	$ 1,000.00	$ 1,061.40	$ 9.94
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 1,061.40	$ 9.94
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Materials
Actual	$ 1,000.00	$ 1,067.00	$ 4.52
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.42
Institutional Class
Actual	$ 1,000.00	$ 1,066.70	$ 4.62
HypotheticalA	$ 1,000.00	$ 1,020.39	$ 4.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.19%
Class T	1.45%
Class B	1.94%
Class C	1.94%
Materials	.88%
Institutional Class	.90%

Annual Report

Investment Changes

Select Materials Portfolio

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	10.7	7.2
Freeport-McMoRan Copper & Gold, Inc. Class B	7.4	4.8
Alcoa, Inc.	5.6	4.3
E.I. du Pont de Nemours & Co.	5.3	8.3
Praxair, Inc.	4.8	3.9
Nucor Corp.	3.9	2.8
Newmont Mining Corp.	3.6	1.6
The Mosaic Co.	3.4	1.7
Dow Chemical Co.	3.2	4.7
Weyerhaeuser Co.	2.5	2.1
	50.4
Top Industries (% of fund's net assets)
As of February 29, 2008
Chemicals	52.0%
Metals & Mining	32.6%
Containers & Packaging	6.9%
Paper & Forest Products	3.6%
Oil, Gas & Consumable Fuels	1.3%
All Others*	3.6%
As of August 31, 2007
Chemicals	53.8%
Metals & Mining	28.0%
Paper & Forest Products	5.2%
Containers & Packaging	4.4%
Industrial Conglomerates	3.0%
All Others*	5.6%

* Includes short-term investments and net other assets.

Annual Report

Investments February 29, 2008

Showing Percentage of Net Assets

Select Materials Portfolio

Common Stocks - 97.4%
	Shares	Value
CHEMICALS - 52.0%
Commodity Chemicals - 3.4%
Celanese Corp. Class A	250,500	$ 9,744,450
Spartech Corp.	156,220	2,213,637
Tronox, Inc. Class A	250,900	1,121,523
		13,079,610
Diversified Chemicals - 14.5%
Dow Chemical Co.	325,300	12,260,557
E.I. du Pont de Nemours & Co.	446,200	20,712,604
FMC Corp.	97,600	5,525,136
Hercules, Inc.	264,695	4,849,212
Huntsman Corp.	108,300	2,613,279
Olin Corp.	99,929	1,920,635
PPG Industries, Inc.	136,900	8,485,062
		56,366,485
Fertilizers & Agricultural Chemicals - 14.7%
Monsanto Co.	359,844	41,626,754
Potash Corp. of Saskatchewan, Inc.	14,400	2,288,160
The Mosaic Co. (a)	118,638	13,204,409
		57,119,323
Industrial Gases - 6.6%
Air Products & Chemicals, Inc.	39,500	3,607,535
Airgas, Inc.	69,600	3,381,864
Praxair, Inc.	231,800	18,608,904
		25,598,303
Specialty Chemicals - 12.8%
Albemarle Corp.	142,752	5,416,011
Cytec Industries, Inc.	56,100	3,213,408
Ecolab, Inc.	159,000	7,439,610
H.B. Fuller Co.	113,508	2,582,307
Innospec, Inc.	214,262	4,015,270
Minerals Technologies, Inc.	40,980	2,470,274
Nalco Holding Co.	285,918	6,175,829
OMNOVA Solutions, Inc. (a)	615,568	2,400,715
Rockwood Holdings, Inc. (a)	152,700	4,686,363
Rohm & Haas Co. (d)	120,350	6,451,964
Valspar Corp.	110,200	2,390,238
W.R. Grace & Co. (a)	103,100	2,188,813
		49,430,802
TOTAL CHEMICALS		201,594,523
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
Polaris Minerals Corp. (a)	38,700	377,149
Polaris Minerals Corp. (a)(e)	151,600	1,477,409
		1,854,558

	Shares	Value
CONTAINERS & PACKAGING - 6.9%
Metal & Glass Containers - 5.0%
Ball Corp.	88,979	$ 3,923,974
Crown Holdings, Inc. (a)	208,600	5,196,226
Greif, Inc. Class A	42,700	2,792,153
Owens-Illinois, Inc. (a)	131,200	7,406,240
		19,318,593
Paper Packaging - 1.9%
Packaging Corp. of America	67,500	1,538,325
Smurfit-Stone Container Corp. (a)	385,500	3,064,725
Temple-Inland, Inc.	207,500	2,848,975
		7,452,025
TOTAL CONTAINERS & PACKAGING		26,770,618
MACHINERY - 0.5%
Industrial Machinery - 0.5%
ITT Corp.	37,400	2,103,376
METALS & MINING - 32.6%
Aluminum - 5.6%
Alcoa, Inc.	579,400	21,518,916
Diversified Metals & Mining - 9.2%
Compass Minerals International, Inc.	20,100	1,144,092
Freeport-McMoRan Copper & Gold, Inc. Class B	283,428	28,586,548
Rio Tinto PLC sponsored ADR	4,400	1,999,580
Titanium Metals Corp. (d)	181,800	3,748,716
		35,478,936
Gold - 5.8%
Goldcorp, Inc.	116,100	5,013,047
Lihir Gold Ltd. (a)	632,145	2,448,130
Newmont Mining Corp.	275,400	14,092,218
Royal Gold, Inc. (d)	32,300	1,017,773
		22,571,168
Precious Metals & Minerals - 0.7%
Impala Platinum Holdings Ltd.	43,700	1,806,995
Pan American Silver Corp. (a)	22,800	912,000
		2,718,995
Steel - 11.3%
ArcelorMittal SA (NY Reg.) Class A	54,000	4,105,080
Carpenter Technology Corp.	67,000	4,209,610
Nucor Corp.	232,000	14,980,240
Reliance Steel & Aluminum Co.	79,100	4,386,886
Steel Dynamics, Inc.	116,600	6,793,116
United States Steel Corp.	87,400	9,478,530
		43,953,462
TOTAL METALS & MINING		126,241,477
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 1.3%
Coal & Consumable Fuels - 1.3%
Alpha Natural Resources, Inc. (a)	47,200	$ 1,913,488
Peabody Energy Corp.	53,800	3,046,156
		4,959,644
PAPER & FOREST PRODUCTS - 3.6%
Forest Products - 2.7%
Louisiana-Pacific Corp.	57,500	625,600
Weyerhaeuser Co.	161,700	9,896,040
		10,521,640
Paper Products - 0.9%
Glatfelter	164,656	2,168,520
Wausau-Mosinee Paper Corp.	144,877	1,135,836
		3,304,356
TOTAL PAPER & FOREST PRODUCTS		13,825,996
TOTAL COMMON STOCKS (Cost $323,637,947)		377,350,192
Money Market Funds - 4.5%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	8,391,028	$ 8,391,028
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	8,915,050	8,915,050
TOTAL MONEY MARKET FUNDS (Cost $17,306,078)		17,306,078
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $340,944,025)	394,656,270
NET OTHER ASSETS - (1.9)%	(7,362,526)
NET ASSETS - 100%	$ 387,293,744
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,477,409 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 808,183
Fidelity Securities Lending Cash Central Fund	107,174
Total	$ 915,357

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Select Materials Portfolio

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $7,959,182) - See accompanying schedule: Unaffiliated issuers (cost $323,637,947)	$ 377,350,192
Fidelity Central Funds (cost $17,306,078)	17,306,078
Total Investments (cost $340,944,025)		$ 394,656,270
Receivable for fund shares sold		2,356,858
Dividends receivable		444,913
Distributions receivable from Fidelity Central Funds		24,558
Prepaid expenses		1,024
Other receivables		4,129
Total assets		397,487,752

Liabilities
Payable for investments purchased	$ 246,439
Payable for fund shares redeemed	711,324
Accrued management fee	172,900
Distribution fees payable	15,068
Other affiliated payables	90,706
Other payables and accrued expenses	42,521
Collateral on securities loaned, at value	8,915,050
Total liabilities		10,194,008

Net Assets		$ 387,293,744
Net Assets consist of:
Paid in capital		$ 330,122,002
Undistributed net investment income		1,848,037
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,611,755
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,711,950
Net Assets		$ 387,293,744

Statement of Assets and Liabilities - continued

February 29, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,522,308 ÷ 219,684 shares)	$ 57.00

Maximum offering price per share (100/94.25 of $57.00)	$ 60.48
Class T: Net Asset Value and redemption price per share ($6,850,433 ÷ 120,611 shares)	$ 56.80

Maximum offering price per share (100/96.50 of $56.80)	$ 58.86
Class B: Net Asset Value and offering price per share ($4,172,782 ÷ 73,741 shares)A	$ 56.59

Class C: Net Asset Value and offering price per share ($8,743,495 ÷ 154,753 shares)A	$ 56.50

Materials: Net Asset Value, offering price and redemption price per share ($353,184,657 ÷ 6,194,927 shares)	$ 57.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,820,069 ÷ 31,931 shares)	$ 57.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Materials Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 6,345,845
Interest		1,926
Income from Fidelity Central Funds		915,357
Total income		7,263,128

Expenses
Management fee	$ 1,996,306
Transfer agent fees	904,639
Distribution fees	106,827
Accounting and security lending fees	141,588
Custodian fees and expenses	15,698
Independent trustees' compensation	1,257
Registration fees	123,862
Audit	40,881
Legal	1,692
Interest	10,195
Miscellaneous	18,085
Total expenses before reductions	3,361,030
Expense reductions	(51,841)	3,309,189
Net investment income (loss)		3,953,939
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,067,113
Foreign currency transactions	10,689
Total net realized gain (loss)		16,077,802
Change in net unrealized appreciation (depreciation) on: Investment securities	23,233,296
Assets and liabilities in foreign currencies	(582)
Total change in net unrealized appreciation (depreciation)		23,232,714
Net gain (loss)		39,310,516
Net increase (decrease) in net assets resulting from operations		$ 43,264,455

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,953,939	$ 1,709,789
Net realized gain (loss)	16,077,802	18,867,189
Change in net unrealized appreciation (depreciation)	23,232,714	2,128,067
Net increase (decrease) in net assets resulting from operations	43,264,455	22,705,045
Distributions to shareholders from net investment income	(2,382,687)	(1,721,356)
Distributions to shareholders from net realized gain	(14,617,568)	(17,315,347)
Total distributions	(17,000,255)	(19,036,703)
Share transactions - net increase (decrease)	127,763,307	59,771,650
Redemption fees	66,997	236,747
Total increase (decrease) in net assets	154,094,504	63,676,739

Net Assets
Beginning of period	233,199,240	169,522,501
End of period (including undistributed net investment income of $1,848,037 and undistributed net investment income of $276,784, respectively)	$ 387,293,744	$ 233,199,240

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.46	.17
Net realized and unrealized gain (loss)	8.05	3.93
Total from investment operations	8.51	4.10
Distributions from net investment income	(.32)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.53)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 57.00	$ 51.01
Total Return B, C, D	16.79%	8.76%
Ratios to Average Net Assets F, I
Expenses before reductions	1.21%	1.50% A
Expenses net of fee waivers, if any	1.21%	1.40% A
Expenses net of all reductions	1.21%	1.38% A
Net investment income (loss)	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,522	$ 1,018
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.32	.11
Net realized and unrealized gain (loss)	8.00	3.87
Total from investment operations	8.32	3.98
Distributions from net investment income	(.21)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.42)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 56.80	$ 50.89
Total Return B, C, D	16.45%	8.51%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	1.80% A
Expenses net of fee waivers, if any	1.46%	1.65% A
Expenses net of all reductions	1.46%	1.62% A
Net investment income (loss)	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,850	$ 707
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.04	.06
Net realized and unrealized gain (loss)	7.98	3.84
Total from investment operations	8.02	3.90
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.25)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 56.59	$ 50.81
Total Return B, C, D	15.89%	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	2.26% A
Expenses net of fee waivers, if any	1.97%	2.15% A
Expenses net of all reductions	1.96%	2.12% A
Net investment income (loss)	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,173	$ 662
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.04	.09
Net realized and unrealized gain (loss)	7.97	3.81
Total from investment operations	8.01	3.90
Distributions from net investment income	(.12)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.33)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 56.50	$ 50.81
Total Return B, C, D	15.87%	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	1.96%	2.31% A
Expenses net of fee waivers, if any	1.96%	2.15% A
Expenses net of all reductions	1.96%	2.13% A
Net investment income (loss)	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,743	$ 547
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Materials

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.92	$ 46.35	$ 40.78	$ 35.99	$ 23.83
Income from Investment Operations
Net investment income (loss) C	.64	.42	.32	.15	.13 F
Net realized and unrealized gain (loss)	8.01	9.36	6.40	5.47	12.07
Total from investment operations	8.65	9.78	6.72	5.62	12.20
Distributions from net investment income	(.36)	(.48)	(.25)	(.12)	(.12)
Distributions from net realized gain	(2.21)	(4.79)	(.93)	(.74)	-
Total distributions	(2.57)	(5.27)	(1.18)	(.86)	(.12)
Redemption fees added to paid in capital C	.01	.06	.03	.03	.08
Net asset value, end of period	$ 57.01	$ 50.92	$ 46.35	$ 40.78	$ 35.99
Total Return A, B	17.10%	22.29%	17.01%	16.09%	51.73%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	1.01%	1.05%	1.06%	1.31%
Expenses net of fee waivers, if any	.90%	.98%	1.05%	1.06%	1.31%
Expenses net of all reductions	.89%	.96%	1.01%	1.02%	1.17%
Net investment income (loss)	1.14%	.87%	.78%	.42%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 353,185	$ 230,147	$ 169,523	$ 144,442	$ 135,131
Portfolio turnover rate E	77%	185%	124%	89%	175%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.07 per share. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.64	.08
Net realized and unrealized gain (loss)	8.00	3.92
Total from investment operations	8.64	4.00
Distributions from net investment income	(.36)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.56)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 57.00	$ 50.91
Total Return B, C	17.08%	8.55%
Ratios to Average Net Assets E, H
Expenses before reductions	.89%	1.06% A
Expenses net of fee waivers, if any	.89%	1.06% A
Expenses net of all reductions	.89%	1.04% A
Net investment income (loss)	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,820	$ 119
Portfolio turnover rate F	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 67,533,814
Unrealized depreciation	(17,166,142)
Net unrealized appreciation (depreciation)	50,367,672

Cost for federal income tax purposes	$ 344,288,598

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 7,456,139	$ 4,275,377
Long-term Capital Gains	9,544,116	14,761,326
Total	$ 17,000,255	$ 19,036,703

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $380,491,263 and $262,508,222, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 16,083	$ 2,093
Class T	.25%	.25%	20,380	588
Class B	.75%	.25%	26,889	20,448
Class C	.75%	.25%	43,475	26,842
			$ 106,827	$ 49,971

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 37,085
Class T	10,621
Class B*	2,770
Class C*	2,046
$ 52,522

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the sub-transfer agent for Materials shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 19,154.30
Class T	12,304.30
Class B	8,106.30
Class C	12,868.30
Materials	848,933.25
Institutional Class	3,274.24
	$ 904,639

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,847 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,843,800	4.68%	$ 10,195

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $743 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $107,174.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,824 for the period In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Materials	$ 2,634

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $14,935.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2008	Year ended February 28, 2007
From net investment income
Class A	$ 49,508	$ -
Class T	17,252	-
Class B	2,017	-
Class C	11,702	-
Materials	2,291,825	1,721,356
Institutional Class	10,383	-
Total	$ 2,382,687	$ 1,721,356
From net realized gain
Class A	$ 297,274	$ -
Class T	171,986	-
Class B	120,699	-
Class C	203,194	-
Materials	13,774,394	17,315,347
Institutional Class	50,021	-
Total	$ 14,617,568	$ 17,315,347

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29 2008	Year ended February 28 2007 A	Year ended February 29 2008	Year ended February 28 2007 A
Class A
Shares sold	264,311	19,960	$ 14,817,528	$ 1,010,235
Reinvestment of distributions	5,853	-	336,777	-
Shares redeemed	(70,440)	-	(3,880,036)	-
Net increase (decrease)	199,724	19,960	$ 11,274,269	$ 1,010,235
Class T
Shares sold	146,420	13,890	$ 8,122,926	$ 703,837
Reinvestment of distributions	2,954	-	169,021	-
Shares redeemed	(42,653)	-	(2,369,950)	-
Net increase (decrease)	106,721	13,890	$ 5,921,997	$ 703,837
Class B
Shares sold	83,153	13,022	$ 4,611,263	$ 643,438
Reinvestment of distributions	2,052	-	116,729	-
Shares redeemed	(24,486)	-	(1,341,792)	-
Net increase (decrease)	60,719	13,022	$ 3,386,200	$ 643,438
Class C
Shares sold	171,703	10,758	$ 9,620,121	$ 546,127
Reinvestment of distributions	3,133	-	178,976	-
Shares redeemed	(30,841)	-	(1,682,683)	-
Net increase (decrease)	143,995	10,758	$ 8,116,414	$ 546,127
Materials
Shares sold	7,472,335	6,290,426	$ 416,206,078	$ 311,961,345
Reinvestment of distributions	270,946	378,787	15,331,841	18,026,752
Shares redeemed	(6,067,742)	(5,806,915)	(334,236,130)	(273,224,056)
Net increase (decrease)	1,675,539	862,298	$ 97,301,789	$ 56,764,041
Institutional Class
Shares sold	88,023	4,445	$ 5,168,897	$ 210,000
Reinvestment of distributions	963	-	55,576	-
Shares redeemed	(59,388)	(2,112)	(3,461,835)	(106,028)
Net increase (decrease)	29,598	2,333	$ 1,762,638	$ 103,972

A Share transactions for Class A, Class T, Class B and Institutional Class are for the period December 12,2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-20.41%	12.17%	0.38%
Class T (incl. 3.50% sales charge) B	-18.73%	12.62%	0.58%
Class B (incl. contingent deferred sales charge) C	-20.36%	13.05%	0.88%
Class C (incl. contingent deferred sales charge) D	-17.00%	13.30%	0.88%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Class A on February 28, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Comments from Gavin Baker, Portfolio Manager of Fidelity Advisor Telecommunications Fund

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund's Class A, Class T, Class B and Class C shares returned -15.55%, -15.78%, -16.18% and -16.17%, respectively (excluding sales charges), underperforming the S&P 500® and the -12.23% return for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Telecommunications Services Index. The fund was hurt by being heavily underweighted in integrated telecommunication services stocks AT&T and Verizon, which together represented about two-thirds of the index, at a time when economic uncertainty was making these stable, large-capitalization companies very attractive to investors. Though the fund had significant stakes in both of these companies - AT&T was its largest holding during the period - I was limited by how much of them I could own because of Fidelity's policies related to concentration of assets in just a handful of holdings. That said, I held smaller positions in AT&T and Verizon than these rules allowed me to during the period, which hurt as well. Poor stock selection in the integrated telecom services group also detracted. In addition, the fund was overweighted in the alternative carriers group, which underperformed. In terms of other individual detractors, alternative carrier Level 3 Communications hurt performance. Integrated telecom services company Qwest Communications International and Internet software and services stock SAVVIS held back the fund's return as well. On the other hand, we benefited from strong stock selection in the wireless telecommunication services group. Specifically, it was helped by underweighting Sprint Nextel, which performed poorly. Other stocks that contributed included broadcasting and cable TV company The DIRECTV Group, an out-of-benchmark position, and application software company Synchronoss Technologies, another out-of-benchmark holding.

For the 12 months ending February 29, 2008, the fund's Institutional Class shares returned -15.23%, underperforming the S&P 500® and the -12.23% return for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Telecommunications Services Index. The fund was hurt by being heavily underweighted in integrated telecommunication services stocks AT&T and Verizon, which together represented about two-thirds of the index, at a time when economic uncertainty was making these stable, large-capitalization companies very attractive to investors. Though the fund had significant stakes in both of these companies - AT&T was its largest holding during the period - I was limited by how much of them I could own because of Fidelity's policies related to concentration of assets in just a handful of holdings. That said, I held smaller positions in AT&T and Verizon than these rules allowed me to during the period, which hurt as well. Poor stock selection in the integrated telecom services group also detracted. In addition, the fund was overweighted in the alternative carriers group, which underperformed. In terms of other individual detractors, alternative carrier Level 3 Communications hurt performance. Integrated telecom services company Qwest Communications International and Internet software and services stock SAVVIS held back the fund's return as well. On the other hand, we benefited from strong stock selection in the wireless telecommunication services group. Specifically, the fund was helped by underweighting Sprint Nextel, which performed poorly. Other stocks that contributed included broadcasting and cable TV company The DIRECTV Group, an out-of-benchmark position, and application software company Synchronoss Technologies, another out-of-benchmark holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

Select Telecommunications Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 761.10	$ 5.21
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 5.97
Class T
Actual	$ 1,000.00	$ 760.00	$ 6.35
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.27
Class B
Actual	$ 1,000.00	$ 758.20	$ 8.48
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 758.50	$ 8.44
HypotheticalA	$ 1,000.00	$ 1,015.27	$ 9.67
Telecommunications
Actual	$ 1,000.00	$ 762.50	$ 3.94
HypotheticalA	$ 1,000.00	$ 1,020.39	$ 4.52
Institutional Class
Actual	$ 1,000.00	$ 762.70	$ 3.55
HypotheticalA	$ 1,000.00	$ 1,020.84	$ 4.07

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.19%
Class T	1.45%
Class B	1.94%
Class C	1.93%
Telecommunications	.90%
Institutional Class	.81%

Annual Report

Investment Changes

Select Telecommunications Portfolio

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	20.1	24.2
Qwest Communications International, Inc.	7.7	10.0
Global Crossing Ltd.	7.7	0.5
Verizon Communications, Inc.	7.3	7.2
Time Warner Telecom, Inc. Class A (sub. vtg.)	6.1	4.6
Millicom International Cellular SA	4.8	0.0
The DIRECTV Group, Inc.	4.3	0.0
American Tower Corp. Class A	4.1	3.1
Starent Networks Corp.	4.0	1.7
Synchronoss Technologies, Inc.	3.1	6.8
	69.2
Top Industries (% of fund's net assets)
As of February 29, 2008
Diversified Telecommunication Services	55.0%
Wireless Telecommunication Services	27.3%
Media	6.0%
Communications Equipment	5.0%
Software	4.3%
All Others*	2.4%

As of August 31, 2007
Diversified Telecommunication Services	60.8%
Wireless Telecommunication Services	21.2%
Software	10.7%
Internet Software & Services	4.0%
Communications Equipment	2.1%
All Others*	1.2%

* Includes short-term investments and net other assets.

Annual Report

Investments February 29, 2008

Showing Percentage of Net Assets

Select Telecommunications Portfolio

Common Stocks - 99.8%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 5.0%
Communications Equipment - 5.0%
Aruba Networks, Inc.	109,692	$ 615,372
F5 Networks, Inc. (a)	1,600	35,456
Infinera Corp.	71,400	833,952
Juniper Networks, Inc. (a)	56,100	1,504,602
Polycom, Inc. (a)	1,700	37,060
Sandvine Corp. (a)	3,200	9,560
Sonus Networks, Inc. (a)	56,800	188,576
Starent Networks Corp.	870,714	13,696,331
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	300	6,450
		16,927,359
COMPUTERS & PERIPHERALS - 0.0%
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	2,805
Network Appliance, Inc. (a)	700	15,134
Synaptics, Inc. (a)	300	8,037
		25,976
DIVERSIFIED TELECOMMUNICATION SERVICES - 55.0%
Alternative Carriers - 15.4%
Cable & Wireless PLC	18,800	65,683
Cogent Communications Group, Inc. (a)	104,308	2,031,920
Global Crossing Ltd. (a)	1,353,407	26,134,289
Iliad Group SA	600	55,321
Level 3 Communications, Inc. (a)(d)	1,265,852	2,822,850
PAETEC Holding Corp. (a)	73,600	568,192
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	1,299,442	20,713,105
		52,391,360
Integrated Telecommunication Services - 39.6%
AT&T, Inc.	1,962,602	68,357,428
BT Group PLC	5,053	22,875
Cbeyond, Inc. (a)	125,962	2,064,517
Cincinnati Bell, Inc. (a)	299,100	1,160,508
Embarq Corp.	45,100	1,891,494
FairPoint Communications, Inc.	74,300	731,112
NTELOS Holdings Corp.	632	13,481
PT Indosat Tbk	1,778,000	1,298,499
PT Telkomunikasi Indonesia Tbk Series B	3,773,400	3,977,255
Qwest Communications International, Inc. (d)	4,878,944	26,346,298
Telefonica SA	40,800	1,179,664
Telefonica SA sponsored ADR	8,500	737,290
Telenor ASA	50,000	1,023,804
Telenor ASA sponsored ADR	4,100	254,569
Telkom SA Ltd.	34,500	615,288

	Shares	Value
Verizon Communications, Inc.	681,524	$ 24,752,952
Windstream Corp.	40,308	474,022
		134,901,056
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		187,292,416
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Electronic Manufacturing Services - 0.1%
Trimble Navigation Ltd. (a)	8,940	244,420
INTERNET SOFTWARE & SERVICES - 2.1%
Internet Software & Services - 2.1%
Google, Inc. Class A (sub. vtg.) (a)	90	42,406
SAVVIS, Inc. (a)(d)	357,800	6,952,054
		6,994,460
MEDIA - 6.0%
Broadcasting & Cable TV - 6.0%
Comcast Corp. Class A	298,400	5,830,736
Liberty Global, Inc. Class A (a)	400	15,040
The DIRECTV Group, Inc. (a)	581,400	14,564,070
Time Warner Cable, Inc. (a)	1,200	32,760
Virgin Media, Inc.	1,400	21,000
		20,463,606
SOFTWARE - 4.3%
Application Software - 3.1%
Synchronoss Technologies, Inc. (a)(d)	666,163	10,711,901
Home Entertainment Software - 1.2%
Gameloft (a)(d)	694,986	2,968,566
Glu Mobile, Inc.	208,214	982,770
		3,951,336
TOTAL SOFTWARE		14,663,237
WIRELESS TELECOMMUNICATION SERVICES - 27.3%
Wireless Telecommunication Services - 27.3%
America Movil SAB de CV Series L sponsored ADR	153,600	9,286,656
American Tower Corp. Class A (a)	364,000	13,992,160
Bharti Airtel Ltd. (a)	225,784	4,613,014
Centennial Communications Corp. Class A (a)	107,300	565,471
China Mobile (Hong Kong) Ltd. sponsored ADR	105,800	7,894,796
Clearwire Corp. (d)	76,500	1,071,765
Crown Castle International Corp. (a)	230,000	8,300,700
Leap Wireless International, Inc. (a)	30,614	1,309,055
MetroPCS Communications, Inc.	59,900	955,405
Millicom International Cellular SA (a)	148,800	16,442,400
MTN Group Ltd.	41,500	649,964
NII Holdings, Inc. (a)	119,300	4,739,789
OnMobile Global Ltd.	8,904	141,066
SBA Communications Corp. Class A (a)	163,564	5,078,662
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Sprint Nextel Corp.	1,061,113	$ 7,544,513
Syniverse Holdings, Inc. (a)	36,468	618,133
Telephone & Data Systems, Inc.	17,541	822,673
Virgin Mobile USA, Inc. Class A	600	3,042
Vodafone Group PLC sponsored ADR	281,700	9,079,191
		93,108,455
TOTAL COMMON STOCKS (Cost $419,374,069)		339,719,929
Money Market Funds - 10.3%

Fidelity Cash Central Fund, 3.24% (b)	310,331	310,331
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	34,799,540	34,799,540
TOTAL MONEY MARKET FUNDS (Cost $35,109,871)		35,109,871
TOTAL INVESTMENT PORTFOLIO - 110.1% (Cost $454,483,940)		374,829,800
NET OTHER ASSETS - (10.1)%		(34,304,752)
NET ASSETS - 100%		$ 340,525,048
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 280,924
Fidelity Securities Lending Cash Central Fund	296,380
Total	$ 577,304
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.6%
Bermuda	7.7%
Luxembourg	4.8%
Mexico	2.7%
United Kingdom	2.7%
Hong Kong	2.3%
Indonesia	1.6%
India	1.4%
Others (individually less than 1%)	2.2%
100.0%
Income Tax Information

At February 29, 2008, the fund had a capital loss carryforward of approximately $379,461,672 of which $205,830,514, $161,866,685 and $11,764,473 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Select Telecommunications Portfolio

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $32,487,257) - See accompanying schedule: Unaffiliated issuers (cost $419,374,069)	$ 339,719,929
Fidelity Central Funds (cost $35,109,871)	35,109,871
Total Investments (cost $454,483,940)		$ 374,829,800
Foreign currency held at value (cost $83,021)		82,631
Receivable for investments sold		19,855,223
Receivable for fund shares sold		344,748
Dividends receivable		11,880
Distributions receivable from Fidelity Central Funds		37,457
Prepaid expenses		1,729
Other receivables		74,585
Total assets		395,238,053

Liabilities
Payable for investments purchased	$ 18,245,145
Payable for fund shares redeemed	1,332,608
Accrued management fee	167,643
Distribution fees payable	2,814
Other affiliated payables	111,950
Other payables and accrued expenses	53,305
Collateral on securities loaned, at value	34,799,540
Total liabilities		54,713,005

Net Assets		$ 340,525,048
Net Assets consist of:
Paid in capital		$ 803,876,156
Undistributed net investment income		768,284
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(384,523,224)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(79,596,168)
Net Assets		$ 340,525,048

Statement of Assets and Liabilities - continued

February 29, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,791,142 ÷ 65,577 shares)	$ 42.56

Maximum offering price per share (100/94.25 of $42.56)	$ 45.16
Class T: Net Asset Value and redemption price per share ($1,270,249 ÷ 29,893 shares)	$ 42.49

Maximum offering price per share (100/96.50 of $42.49)	$ 44.03
Class B: Net Asset Value and offering price per share ($741,488 ÷ 17,481 shares)A	$ 42.42

Class C: Net Asset Value and offering price per share ($901,794 ÷ 21,261 shares)A	$ 42.42

Telecommunications: Net Asset Value, offering price and redemption price per share ($334,564,675 ÷ 7,835,508 shares)	$ 42.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($255,700 ÷ 5,996 shares)	$ 42.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 9,351,360
Interest		2,137
Income from Fidelity Central Funds		577,304
Total income		9,930,801

Expenses
Management fee	$ 3,281,900
Transfer agent fees	1,595,234
Distribution fees	35,596
Accounting and security lending fees	235,248
Custodian fees and expenses	54,668
Independent trustees' compensation	2,280
Registration fees	91,709
Audit	51,261
Legal	6,535
Interest	15,671
Miscellaneous	22,940
Total expenses before reductions	5,393,042
Expense reductions	(66,753)	5,326,289
Net investment income (loss)		4,604,512
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $243,559)	113,352,578
Foreign currency transactions	9,773
Total net realized gain (loss)		113,362,351
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $269,285)	(171,834,903)
Assets and liabilities in foreign currencies	(2,672)
Total change in net unrealized appreciation (depreciation)		(171,837,575)
Net gain (loss)		(58,475,224)
Net increase (decrease) in net assets resulting from operations		$ (53,870,712)

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,604,512	$ 6,535,260
Net realized gain (loss)	113,362,351	31,878,042
Change in net unrealized appreciation (depreciation)	(171,837,575)	54,610,776
Net increase (decrease) in net assets resulting from operations	(53,870,712)	93,024,078
Distributions to shareholders from net investment income	(4,987,721)	(5,987,382)
Share transactions - net increase (decrease)	(227,033,730)	136,866,943
Redemption fees	35,395	144,270
Total increase (decrease) in net assets	(285,856,768)	224,047,909

Net Assets
Beginning of period	626,381,816	402,333,907
End of period (including undistributed net investment income of $768,284 and undistributed net investment income of $1,385,280, respectively)	$ 340,525,048	$ 626,381,816

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.26	- K
Net realized and unrealized gain (loss)	(8.08)	3.15
Total from investment operations	(7.82)	3.15
Distributions from net investment income	(.51)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.56	$ 50.89
Total Return B, C, D	(15.55)%	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.20%	1.23% A
Expenses net of fee waivers, if any	1.20%	1.23% A
Expenses net of all reductions	1.19%	1.22% A
Net investment income (loss)	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,791	$ 658
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.12	(.02)
Net realized and unrealized gain (loss)	(8.07)	3.14
Total from investment operations	(7.95)	3.12
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.49	$ 50.86
Total Return B, C, D	(15.78)%	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	1.54% A
Expenses net of fee waivers, if any	1.46%	1.54% A
Expenses net of all reductions	1.45%	1.53% A
Net investment income (loss)	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,270	$ 560
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.14)	(.05)
Net realized and unrealized gain (loss)	(8.04)	3.11
Total from investment operations	(8.18)	3.06
Distributions from net investment income	(.20)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.42	$ 50.80
Total Return B, C, D	(16.18)%	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	1.95%	2.05% A
Expenses net of fee waivers, if any	1.95%	2.05% A
Expenses net of all reductions	1.94%	2.05% A
Net investment income (loss)	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 741	$ 291
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.14)	(.07)
Net realized and unrealized gain (loss)	(8.03)	3.14
Total from investment operations	(8.17)	3.07
Distributions from net investment income	(.22)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.42	$ 50.81
Total Return B, C, D	(16.17)%	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	1.95%	2.07% A
Expenses net of fee waivers, if any	1.95%	2.07% A
Expenses net of all reductions	1.94%	2.06% A
Net investment income (loss)	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 902	$ 332
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Telecommunications

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 50.91	$ 41.97	$ 34.83	$ 35.79	$ 23.62
Income from Investment Operations
Net investment income (loss) C	.43	.61 F	.36	.49 G	.08
Net realized and unrealized gain (loss)	(8.12)	8.85	7.11	(.96)	12.13
Total from investment operations	(7.69)	9.46	7.47	(.47)	12.21
Distributions from net investment income	(.52)	(.53)	(.33)	(.49)	(.05)
Redemption fees added to paid in capital C	- J	.01	- J	- J	.01
Net asset value, end of period	$ 42.70	$ 50.91	$ 41.97	$ 34.83	$ 35.79
Total Return A, B	(15.30)%	22.69%	21.54%	(1.40)%	51.78%
Ratios to Average Net Assets D, H
Expenses before reductions	.91%	.99%	1.05%	1.09%	1.40%
Expenses net of fee waivers, if any	.90%	.97%	1.05%	1.09%	1.40%
Expenses net of all reductions	.90%	.97%	.96%	1.02%	1.34%
Net investment income (loss)	.79%	1.34% F	.96%	1.44% G	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,565	$ 624,427	$ 402,334	$ 333,642	$ 439,350
Portfolio turnover rate E	134%	162%	148%	56%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..68%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.45	.16
Net realized and unrealized gain (loss)	(8.09)	3.01
Total from investment operations	(7.64)	3.17
Distributions from net investment income	(.62)	-
Redemption fees added to paid in capital D	- J	- J
Net asset value, end of period	$ 42.65	$ 50.91
Total Return B, C	(15.23)%	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.83%	.98% A
Expenses net of fee waivers, if any	.83%	.98% A
Expenses net of all reductions	.83%	.97% A
Net investment income (loss)	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 256	$ 114
Portfolio turnover rate F	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,270,613
Unrealized depreciation	(89,928,331)
Net unrealized appreciation (depreciation)	(84,657,718)
Undistributed ordinary income	769,188
Capital loss carryforward	(379,461,672)

Cost for federal income tax purposes	$ 459,487,518

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 4,987,721	$ 5,987,382

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $772,122,381 and $982,539,013, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 7,757	$ 1,222
Class T	.25%	.25%	9,224	509
Class B	.75%	.25%	8,516	6,658
Class C	.75%	.25%	10,099	5,308
			$ 35,596	$ 13,697

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,846
Class T	1,522
Class B*	3,132
Class C*	288
$ 11,788

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the sub-transfer agent for Telecommunications shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 9,513.31
Class T	5,889.32
Class B	2,638.31
Class C	3,087.31
Telecommunications	1,573,465.27
Institutional Class	642.19
	$ 1,595,234

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,606 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,152,429	4.94%	$ 15,671

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,339 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $296,380.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Telecommunications' operating expenses. During the period, this reimbursement reduced the class' expenses by $38,998.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,022 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Telecommunications	$ 7,614

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $74,134.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2008	Year ended February 28, 2007
From net investment income
Class A	$ 34,959	$ -
Class T	17,867	-
Class B	3,199	-
Class C	4,260	-
Telecommunications	4,919,180	5,987,382
Institutional Class	8,256	-
Total	$ 4,987,721	$ 5,987,382

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2008	Year ended February 28, 2007 A	Year ended February 29, 2008	Year ended February 28, 2007 A
Class A
Shares sold	92,950	12,932	$ 5,148,375	$ 655,617
Reinvestment of distributions	636	-	33,452	-
Shares redeemed	(40,941)	-	(2,000,467)	-
Net increase (decrease)	52,645	12,932	$ 3,181,360	$ 655,617
Class T
Shares sold	53,657	11,066	$ 2,989,303	$ 555,092
Reinvestment of distributions	339	-	17,826	-
Shares redeemed	(35,109)	(60)	(1,688,606)	(3,110)
Net increase (decrease)	18,887	11,006	$ 1,318,523	$ 551,982
Class B
Shares sold	21,448	5,729	$ 1,194,831	$ 285,388
Reinvestment of distributions	57	-	3,011	-
Shares redeemed	(9,753)	-	(488,017)	-
Net increase (decrease)	11,752	5,729	$ 709,825	$ 285,388
Class C
Shares sold	28,254	6,538	$ 1,547,917	$ 326,374
Reinvestment of distributions	63	-	3,315	-
Shares redeemed	(13,594)	-	(674,972)	-
Net increase (decrease)	14,723	6,538	$ 876,260	$ 326,374
Telecommunications
Shares sold	3,678,807	12,699,449	$ 202,863,624	$ 581,140,315
Reinvestment of distributions	89,389	124,102	4,711,340	5,727,266
Shares redeemed	(8,198,629)	(10,144,422)	(440,994,970)	(451,923,224)
Net increase (decrease)	(4,430,433)	2,679,129	$ (233,420,006)	$ 134,944,357
Institutional Class
Shares sold	14,719	3,391	$ 834,674	$ 162,500
Reinvestment of distributions	128	-	6,760	-
Shares redeemed	(11,092)	(1,150)	(541,126)	(59,275)
Net increase (decrease)	3,755	2,241	$ 300,308	$ 103,225

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated statement of changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio (funds of Fidelity Select Portfolios) and Gold Portfolio's wholly owned subsidiary at February 29, 2008, the results of their operations for the year then ended , the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers, LLP

Boston, Massachusetts

April 23, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of the funds. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of the funds. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of the funds. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the funds. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the funds. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the funds. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the funds. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the funds. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the funds. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the funds. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the funds. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Consumer Staples Portfolio
Class A	04/14/08	04/11/08	$0.000	$0.024
Class T	04/14/08	04/11/08	$0.000	$0.000
Class B	04/14/08	04/11/08	$0.000	$0.000
Class C	04/14/08	04/11/08	$0.000	$0.000
Select Gold Portfolio
Class A	04/14/08	04/11/08	$0.000	$0.170
Class T	04/14/08	04/11/08	$0.000	$0.170
Class B	04/14/08	04/11/08	$0.000	$0.170
Class C	04/14/08	04/11/08	$0.000	$0.170

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select Consumer Staples Portfolio	$ 8,761,249
Select Gold Portfolio	$ 114,223,721
Select Materials Portfolio	$ 6,623,467

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Consumer Staples Portfolio
Class A	58%	44%
Class T	58%	47%
Class B	62%	53%
Class C	66%	47%
Select Gold Portfolio
Class A	0%	2%
Class T	0%	3%
Class B	0%	3%
Class C	0%	3%
Select Materials Portfolio
Class A	100%	74%
Class T	100%	83%
Class B	100%	99%
Class C	100%	90%
Select Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Annual Report

Distributions - continued

	April 2007	December 2007
Select Consumer Staples Portfolio
Class A	70%	56%
Class T	70%	60%
Class B	74%	68%
Class C	79%	60%
Select Gold Portfolio
Class A	14%	10%
Class T	14%	10%
Class B	14%	11%
Class C	14%	11%
Select Materials Portfolio
Class A	100%	67%
Class T	100%	76%
Class B	100%	90%
Class C	100%	82%
Select Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Select Gold Portfolio
Class A	04/16/07	$0.202	$0.0022
	12/17/07	$0.074	$0.0086
Class T	04/16/07	$0.197	$0.0022
	12/17/07	$0.071	$0.0086
Class B	04/16/07	$0.197	$0.0022
	12/17/07	$0.063	$0.0086
Class C	04/16/07	$0.199	$0.0022
	12/17/07	$0.066	$0.0086

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

ASGMT-UANN-0408
1.845779.101

Fidelity Advisor

Focus Funds®

Institutional Class

Fidelity Advisor Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 29, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Consumer Staples	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
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To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third party marks appearing herein are the property of their respective owners.

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A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Consumer Staples Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	13.77%	16.10%	7.77%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples, the original class of the fund.

Prior to October 1, 2006, Consumer Staples operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Institutional Class on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Institutional Class took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor Consumer Staples Fund

It was a disappointing year for U.S. equity investors, as a credit freeze and a growing awareness of the problems facing the U.S. consumer led to negative returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund's Class A, Class T, Class B and Class C shares returned 13.38%, 13.11%, 12.53% and 12.58%, respectively (excluding sales charges), significantly outpacing the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Staples Index, which rose 7.22%, as well as the S&P 500®. I'm pursuing three general themes in this fund: companies with exposure to faster-growth parts of the world; companies that benefit from consumers "trading up" to higher-quality brands; and companies whose stocks are attractively valued - i.e., selling at below-average prices for what I believe is above-average growth potential. Relative to the MSCI index, these themes played out particularly well for our holdings in packaged food companies, brewers, soft drink firms and tobacco companies. Our stake in Swiss food conglomerate Nestle benefited from all three of the portfolio's major themes: Profits were buoyed by strong sales in emerging markets; I bought the stock at an attractive valuation; and many of Nestle's brands benefit from strong consumer loyalty that makes them less exposed to price competition. British American Tobacco (BAT) was a similar story, purchased at an attractive valuation and propelled by robust sales growth in emerging markets. Strong performance by our holdings in Belgium-based InBev, one of the world's largest brewers, and Souza Cruz, the largest cigarette maker in Brazil, also was driven by increasing sales in emerging markets. Our shares in Coca-Cola Hellenic, a dominant soft drink distributor in southern and eastern Europe, appreciated sharply. I invested in Numico, a Dutch maker of infant and clinical nutrition products, when its shares dipped to an attractive price, and I sold our position at a healthy profit when another firm later made a buyout offer for Numico. None of the stocks just mentioned were components of the MSCI index. Since I have been focusing the fund on companies that conduct business in many international markets, the continued deterioration in the value of the U.S. dollar versus other currencies increased the value of those businesses as measured in U.S. dollars, which benefited relative performance as well. On the negative side, relative performance was hurt by holdings in related areas that were outside our consumer staples benchmark, notably restaurants and food technology. Key individual detractors included food technology firm Senomyx and Norway-headquartered Marine Harvest ASA, the world's largest fish farmer, whose shares declined when some of its farms were hit by disease. Brewer SABMiller detracted from results as well. SABMiller, Marine Harvest and Senomyx were not components of the sector benchmark. Underweighting tobacco conglomerate Altria, a large index component, hurt relative performance as its stock moved higher. I had underweighted Altria in favor of BAT and its subsidiary Souza Cruz, which I felt were better opportunities in tobacco, and they more than offset the drag from being underweighted in Altria.

For the 12 months ending February 29, 2008, the fund's Institutional Class shares returned 13.77%, significantly outpacing the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Staples Index, which rose 7.22%, as well as the S&P 500®. I'm pursuing three general themes in this fund: companies with exposure to faster-growth parts of the world; companies that benefit from consumers "trading up" to higher-quality brands; and companies whose stocks are attractively valued - i.e., selling at below-average prices for what I believe is above-average growth potential. Relative to the MSCI index, these themes played out particularly well for our holdings in packaged food companies, brewers, soft drink firms and tobacco companies. Our stake in Swiss food conglomerate Nestle benefited from all three of the portfolio's major themes: Profits were buoyed by strong sales in emerging markets; I bought the stock at an attractive valuation; and many of Nestle's brands benefit from strong consumer loyalty that makes them less exposed to price competition. British American Tobacco (BAT) was a similar story, purchased at an attractive valuation and propelled by robust sales growth in emerging markets. Strong performance by our holdings in Belgium-based InBev, one of the world's largest brewers, and Souza Cruz, the largest cigarette maker in Brazil, also was driven by increasing sales in emerging markets. Our shares in Coca-Cola Hellenic, a dominant soft drink distributor in southern and eastern Europe, appreciated sharply. I invested in Numico, a Dutch maker of infant and clinical nutrition products, when its shares dipped to an attractive price, and I sold our position at a healthy profit when another firm later made a buyout offer for Numico. None of the stocks just mentioned were components of the MSCI index. Since I have been focusing the fund on companies that conduct business in many international markets, the continued deterioration in the value of the U.S. dollar versus other currencies increased the value of those businesses as measured in U.S. dollars, which benefited relative performance as well. On the negative side, relative performance was hurt by holdings in related areas that were outside our consumer staples benchmark, notably restaurants and food technology. Key individual detractors included food technology firm Senomyx and Norway-headquartered Marine Harvest ASA, the world's largest fish farmer, whose shares declined when some of its farms were hit by disease. Brewer SABMiller detracted from results as well. SABMiller, Marine Harvest and Senomyx were not components of the sector benchmark. Underweighting tobacco conglomerate Altria, a large index component, hurt relative performance as its stock moved higher. I had underweighted Altria in favor of BAT and its subsidiary Souza Cruz, which I felt were better opportunities in tobacco, and they more than offset the drag from being underweighted in Altria.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Shareholder Expense Example

Select Consumer Staples Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 1,037.60	$ 5.93
HypotheticalA	$ 1,000.00	$ 1,019.05	$ 5.87
Class T
Actual	$ 1,000.00	$ 1,036.00	$ 7.34
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.27
Class B
Actual	$ 1,000.00	$ 1,033.60	$ 9.81
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 1,033.80	$ 9.56
HypotheticalA	$ 1,000.00	$ 1,015.47	$ 9.47
Consumer Staples
Actual	$ 1,000.00	$ 1,039.00	$ 4.51
HypotheticalA	$ 1,000.00	$ 1,020.44	$ 4.47
Institutional Class
Actual	$ 1,000.00	$ 1,039.30	$ 4.21
HypotheticalA	$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.17%
Class T	1.45%
Class B	1.94%
Class C	1.89%
Consumer Staples	.89%
Institutional Class	.83%

Annual Report

Investment Changes

Select Consumer Staples Portfolio

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	15.5	16.3
The Coca-Cola Co.	9.7	8.8
PepsiCo, Inc.	7.8	7.8
CVS Caremark Corp.	5.9	5.5
Nestle SA sponsored ADR	5.0	4.1
Altria Group, Inc.	4.1	4.4
British American Tobacco PLC sponsored ADR	3.6	4.4
Colgate-Palmolive Co.	3.4	4.0
Avon Products, Inc.	3.0	1.9
Wal-Mart Stores, Inc.	3.0	4.8
	61.0
Top Industries (% of fund's net assets)
As of February 29, 2008
Beverages	31.0%
Household Products	19.7%
Food & Staples Retailing	17.4%
Food Products	15.9%
Tobacco	9.5%
All Others*	6.5%

As of August 31, 2007
Beverages	26.4%
Household Products	20.8%
Food & Staples Retailing	20.4%
Food Products	14.2%
Tobacco	11.3%
All Others *	6.9%

* Includes short-term investments and net other assets.

Annual Report

Investments February 29, 2008

Showing Percentage of Net Assets

Select Consumer Staples Portfolio

Common Stocks - 98.1%
	Shares	Value
BEVERAGES - 31.0%
Brewers - 6.5%
Anadolu Efes Biracilik ve Malt Sanyii AS	172,759	$ 1,939,204
Boston Beer Co., Inc. Class A (a)	100	3,566
Carlsberg AS Series B	15,000	1,864,119
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	100	8,148
Grupo Modelo SA de CV Series C	100	453
Heineken NV (Bearer)	173,600	9,790,155
InBev SA	124,200	11,224,232
Molson Coors Brewing Co. Class B	297,180	16,035,833
SABMiller plc	277,550	5,814,673
		46,680,383
Distillers & Vintners - 4.2%
Brown-Forman Corp. Class B (non-vtg.)	27,900	1,779,183
Constellation Brands, Inc. Class A (sub. vtg.) (a)	285,800	5,490,218
Diageo PLC sponsored ADR	129,000	10,590,900
Pernod Ricard SA	102,800	10,873,780
Remy Cointreau SA	29,000	1,821,817
		30,555,898
Soft Drinks - 20.3%
Coca-Cola Amatil Ltd.	208,000	1,846,198
Coca-Cola Femsa SA de CV sponsored ADR	110,600	5,799,864
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	119,100	5,191,569
Coca-Cola Icecek AS	182,000	1,789,431
Cott Corp. (a)	275,000	628,779
Fomento Economico Mexicano SA de CV sponsored ADR	118,000	4,720,000
Hansen Natural Corp. (a)	100	4,150
Jones Soda Co. (a)	1,000	5,330
PepsiCo, Inc.	810,000	56,343,600
The Coca-Cola Co.	1,194,100	69,807,086
		146,136,007
TOTAL BEVERAGES		223,372,288
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
Senomyx, Inc. (a)	201,300	1,368,840
FOOD & STAPLES RETAILING - 17.4%
Drug Retail - 8.5%
CVS Caremark Corp.	1,048,300	42,330,354
Rite Aid Corp. (a)(d)	463,400	1,237,278
Walgreen Co.	491,900	17,959,269
		61,526,901

	Shares	Value
Food Distributors - 1.6%
Sysco Corp.	355,400	$ 9,972,524
United Natural Foods, Inc. (a)	72,900	1,233,468
		11,205,992
Food Retail - 4.3%
Kroger Co.	773,200	18,750,100
Safeway, Inc.	332,800	9,564,672
SUPERVALU, Inc.	106,500	2,795,625
Tesco PLC	100	790
The Great Atlantic & Pacific Tea Co. (a)	100	2,708
		31,113,895
Hypermarkets & Super Centers - 3.0%
Wal-Mart Stores, Inc. (d)	428,400	21,244,356
TOTAL FOOD & STAPLES RETAILING		125,091,144
FOOD PRODUCTS - 15.9%
Agricultural Products - 3.3%
Archer Daniels Midland Co. (d)	309,100	13,940,410
Bunge Ltd.	65,100	7,215,684
Corn Products International, Inc.	39,700	1,457,387
Nutreco Holding NV	14,900	1,059,861
		23,673,342
Packaged Foods & Meats - 12.6%
BioMar Holding AS	13,800	508,433
Cadbury Schweppes PLC sponsored ADR	105,200	4,718,220
Campbell Soup Co.	45,000	1,453,050
Chiquita Brands International, Inc. (a)	54,500	1,115,615
Dean Foods Co.	65,800	1,416,016
Groupe Danone	101,200	7,767,100
Hershey Co.	100	3,708
Industrias Bachoco SA de CV sponsored ADR	100	2,930
Kellogg Co.	60,400	3,063,488
Koninklijke Wessanen NV	100	1,338
Kraft Foods, Inc. Class A	357,000	11,127,690
Lindt & Spruengli AG	59	2,096,917
Marine Harvest ASA (a)(d)	3,626,000	2,147,914
Nestle SA sponsored ADR	302,800	36,033,200
Smithfield Foods, Inc. (a)	100	2,755
Tootsie Roll Industries, Inc.	1	24
TreeHouse Foods, Inc. (a)	100	2,217
Tyson Foods, Inc. Class A	54,900	791,109
Unilever NV (NY Shares)	531,200	16,520,320
Wimm-Bill-Dann Foods OJSC sponsored ADR	16,000	1,684,160
		90,456,204
TOTAL FOOD PRODUCTS		114,129,546
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.0%
Restaurants - 0.0%
Panera Bread Co. Class A (a)	100	$ 3,737
Starbucks Corp. (a)	100	1,797
		5,534
HOUSEHOLD DURABLES - 0.0%
Housewares & Specialties - 0.0%
Tupperware Brands Corp.	100	3,648
HOUSEHOLD PRODUCTS - 19.7%
Household Products - 19.7%
Central Garden & Pet Co.	1,000	4,930
Colgate-Palmolive Co.	325,800	24,790,122
Kimberly-Clark Corp.	85,600	5,579,408
Procter & Gamble Co.	1,689,897	111,837,383
Pz Cussons PLC Class L	100	351
		142,212,194
PERSONAL PRODUCTS - 3.9%
Personal Products - 3.9%
Avon Products, Inc.	575,500	21,903,530
Bare Escentuals, Inc. (a)(d)	63,205	1,730,553
Estee Lauder Companies, Inc. Class A	42,000	1,788,360
Herbalife Ltd.	41,900	1,752,677
Physicians Formula Holdings, Inc. (a)	134,900	1,063,012
		28,238,132
PHARMACEUTICALS - 0.5%
Pharmaceuticals - 0.5%
Johnson & Johnson	58,600	3,630,856
TOBACCO - 9.5%
Tobacco - 9.5%
Altria Group, Inc.	408,000	29,841,120

	Shares	Value
British American Tobacco PLC sponsored ADR	345,100	$ 26,020,540
Japan Tobacco, Inc.	407	2,055,940
KT&G Corp.	41,000	3,382,763
Loews Corp. - Carolina Group	24,200	1,822,018
Souza Cruz Industria Comerico	181,800	5,315,194
		68,437,575
TOTAL COMMON STOCKS (Cost $646,297,183)		706,489,757
Money Market Funds - 7.3%

Fidelity Cash Central Fund, 3.24% (b)	17,895,644	17,895,644
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	34,579,650	34,579,650
TOTAL MONEY MARKET FUNDS (Cost $52,475,294)		52,475,294
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $698,772,477)		758,965,051
NET OTHER ASSETS - (5.4)%		(38,587,793)
NET ASSETS - 100%		$ 720,377,258
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 620,233
Fidelity Securities Lending Cash Central Fund	275,887
Total	$ 896,120
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	73.2%
United Kingdom	6.6%
Switzerland	5.3%
Netherlands	3.9%
France	2.8%
Belgium	1.5%
Mexico	1.5%
Bermuda	1.0%
Others (individually less than 1%)	4.2%
100.0%

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Select Consumer Staples Portfolio

Statement of Assets and Liabilities

	February 29, 2008
Assets
Investment in securities, at value (including securities loaned of $32,445,761) - See accompanying schedule: Unaffiliated issuers (cost $646,297,183)	$ 706,489,757
Fidelity Central Funds (cost $52,475,294)	52,475,294
Total Investments (cost $698,772,477)		$ 758,965,051
Receivable for investments sold		6,723,906
Receivable for fund shares sold		3,206,800
Dividends receivable		514,558
Distributions receivable from Fidelity Central Funds		85,349
Prepaid expenses		1,386
Other receivables		3,365
Total assets		769,500,415

Liabilities
Payable for investments purchased	$ 12,957,359
Payable for fund shares redeemed	1,007,196
Accrued management fee	326,546
Distribution fees payable	26,363
Other affiliated payables	161,746
Other payables and accrued expenses	64,297
Collateral on securities loaned, at value	34,579,650
Total liabilities		49,123,157

Net Assets		$ 720,377,258
Net Assets consist of:
Paid in capital		$ 659,839,070
Undistributed net investment income		1,685,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,342,192)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		60,195,076
Net Assets		$ 720,377,258

Statement of Assets and Liabilities - continued

February 29, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,795,807 ÷ 376,948 shares)	$ 63.13

Maximum offering price per share (100/94.25 of $63.13)	$ 66.98
Class T: Net Asset Value and redemption price per share ($6,298,289 ÷ 100,077 shares)	$ 62.93

Maximum offering price per share (100/96.50 of $62.93)	$ 65.21
Class B: Net Asset Value and offering price per share ($4,884,229 ÷ 77,911 shares)A	$ 62.69

Class C: Net Asset Value and offering price per share ($19,790,824 ÷ 316,110 shares)A	$ 62.61

Consumer Staples: Net Asset Value, offering price and redemption price per share ($655,224,083 ÷ 10,359,349 shares)	$ 63.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,384,026 ÷ 164,255 shares)	$ 63.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Consumer Staples Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2008
Investment Income
Dividends		$ 9,388,271
Interest		23,896
Income from Fidelity Central Funds		896,120
Total income		10,308,287

Expenses
Management fee	$ 2,861,176
Transfer agent fees	1,298,752
Distribution fees	124,810
Accounting and security lending fees	197,163
Custodian fees and expenses	102,237
Independent trustees' compensation	1,896
Registration fees	127,212
Audit	42,064
Legal	2,244
Miscellaneous	23,088
Total expenses before reductions	4,780,642
Expense reductions	(67,555)	4,713,087
Net investment income (loss)		5,595,200
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,797,471
Foreign currency transactions	(16,225)
Total net realized gain (loss)		16,781,246
Change in net unrealized appreciation (depreciation) on: Investment securities	23,841,625
Assets and liabilities in foreign currencies	2,450
Total change in net unrealized appreciation (depreciation)		23,844,075
Net gain (loss)		40,625,321
Net increase (decrease) in net assets resulting from operations		$ 46,220,521

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,595,200	$ 2,292,472
Net realized gain (loss)	16,781,246	23,009,399
Change in net unrealized appreciation (depreciation)	23,844,075	13,327,382
Net increase (decrease) in net assets resulting from operations	46,220,521	38,629,253
Distributions to shareholders from net investment income	(4,297,338)	(1,582,908)
Distributions to shareholders from net realized gain	(21,936,184)	(15,661,672)
Total distributions	(26,233,522)	(17,244,580)
Share transactions - net increase (decrease)	323,338,123	230,543,294
Redemption fees	70,107	47,547
Total increase (decrease) in net assets	343,395,229	251,975,514

Net Assets
Beginning of period	376,982,029	125,006,515
End of period (including undistributed net investment income of $1,685,304 and undistributed net investment income of $810,260, respectively)	$ 720,377,258	$ 376,982,029

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.53	(.01)
Net realized and unrealized gain (loss)	7.29	1.28
Total from investment operations	7.82	1.27
Distributions from net investment income	(.42)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.86)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 63.13	$ 58.16
Total Return B,C,D	13.38%	2.23%
Ratios to Average Net Assets F,I
Expenses before reductions	1.19%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.29% A
Expenses net of all reductions	1.19%	1.28% A
Net investment income (loss)	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,796	$ 986
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.36	(.01)
Net realized and unrealized gain (loss)	7.29	1.18
Total from investment operations	7.65	1.17
Distributions from net investment income	(.35)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.79)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 62.93	$ 58.06
Total Return B,C,D	13.11%	2.06%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.46%	1.61% A
Expenses net of fee waivers, if any	1.46%	1.61% A
Expenses net of all reductions	1.46%	1.60% A
Net investment income (loss)	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,298	$ 529
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.04	(.07)
Net realized and unrealized gain (loss)	7.27	1.18
Total from investment operations	7.31	1.11
Distributions from net investment income	(.19)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.63)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 62.69	$ 58.00
Total Return B,C,D	12.53%	1.95%
Ratios to Average Net Assets F,I
Expenses before reductions	1.96%	2.09% A
Expenses net of fee waivers, if any	1.96%	2.09% A
Expenses net of all reductions	1.96%	2.09% A
Net investment income (loss)	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,884	$ 226
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.06	(.08)
Net realized and unrealized gain (loss)	7.28	1.18
Total from investment operations	7.34	1.10
Distributions from net investment income	(.29)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.73)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 62.61	$ 57.99
Total Return B,C,D	12.58%	1.93%
Ratios to Average Net Assets F,I
Expenses before reductions	1.93%	2.14% A
Expenses net of fee waivers, if any	1.93%	2.14% A
Expenses net of all reductions	1.92%	2.14% A
Net investment income (loss)	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,791	$ 178
Portfolio turnover rate G	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Consumer Staples

Years ended February 28,

2008 G

2007

2006

2005

2004 G

Selected Per-Share Data
Net asset value, beginning of period	$ 58.13	$ 52.18	$ 51.42	$ 46.50	$ 35.71
Income from Investment Operations
Net investment income (loss) C	.71	.56	.50	.29	.22
Net realized and unrealized gain (loss)	7.30	8.88	3.25	4.90	10.80
Total from investment operations	8.01	9.44	3.75	5.19	11.02
Distributions from net investment income	(.46)	(.32)	(.44)	(.29)	(.24)
Distributions from net realized gain	(2.44)	(3.18)	(2.56)	-	-
Total distributions	(2.90)	(3.50)	(3.00)	(.29)	(.24)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 63.25	$ 58.13	$ 52.18	$ 51.42	$ 46.50
Total Return A,B	13.72%	18.43%	7.50%	11.24%	30.94%
Ratios to Average Net Assets D,F
Expenses before reductions	.91%	1.01%	1.04%	1.06%	1.27%
Expenses net of fee waivers, if any	.90%	.99%	1.04%	1.06%	1.27%
Expenses net of all reductions	.90%	.98%	1.03%	1.05%	1.25%
Net investment income (loss)	1.12%	.99%	.97%	.61%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 655,224	$ 374,930	$ 125,007	$ 139,328	$ 104,436
Portfolio turnover rate E	71%	99%	75%	86%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	.74	.07
Net realized and unrealized gain (loss)	7.30	1.16
Total from investment operations	8.04	1.23
Distributions from net investment income	(.51)	-
Distributions from net realized gain	(2.44)	-
Total distributions	(2.95)	-
Redemption fees added to paid in capital D	.01	- J
Net asset value, end of period	$ 63.22	$ 58.12
Total Return B,C	13.77%	2.16%
Ratios to Average Net Assets E,H
Expenses before reductions	.85%	1.00% A
Expenses net of fee waivers, if any	.85%	1.00% A
Expenses net of all reductions	.84%	1.00% A
Net investment income (loss)	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,384	$ 132
Portfolio turnover rate F	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Consumer Staples and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 76,807,189
Unrealized depreciation	(19,342,868)
Net unrealized appreciation (depreciation)	57,464,321
Undistributed ordinary income	416,885

Cost for federal income tax purposes	$ 701,500,730

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 15,086,000	$ 1,582,908
Long-term Capital Gains	11,147,522	15,661,672
Total	$ 26,233,522	$ 17,244,580

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $662,284,483 and $360,615,711, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 17,277	$ 2,025
Class T	.25%	.25%	26,470	558
Class B	.75%	.25%	19,856	15,168
Class C	.75%	.25%	61,207	34,937
			$ 124,810	$ 52,688

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,636
Class T	8,439
Class B*	2,863
Class C*	1,508
67,446

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the sub-transfer agent for Consumer Staples shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 19,257.28
Class T	15,907.30
Class B	5,775.29
Class C	15,235.25
Consumer Staples	1,237,519.25
Institutional Class	5,059.19
	$ 1,298,752

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,807 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,126 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $275,887.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Consumer Staples operating expenses. During the period, this reimbursement reduced the class' expenses by $40,354.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $19,534 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,122. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 5
Consumer Staples	4,466
$ 4,471

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $32,014.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended February 29,	2008	2007A
From net investment income
Class A	$ 54,271	$ -
Class T	42,873	-
Class B	7,270	-
Class C	46,840	-
Consumer Staples	4,124,954	1,582,908
Institutional Class	21,130	-
Total	$ 4,297,338	$ 1,582,908
From net realized gain
Class A	$ 279,894	$ -
Class T	271,554	-
Class B	90,489	-
Class C	308,038	-
Consumer Staples	20,893,023	15,661,672
Institutional Class	93,186	-
Total	$ 21,936,184	$ 15,661,672

A Distributions for Class A, Class T, Class B, Class C, and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Year ended February 29,	2008	2007A	2008	2007A
Class A
Shares sold	394,208	17,300	$ 25,121,582	$ 1,017,780
Reinvestment of distributions	4,833	-	319,149	-
Shares redeemed	(39,053)	(340)	(2,497,211)	(20,214)
Net increase (decrease)	359,988	16,960	$ 22,943,520	$ 997,566
Class T
Shares sold	195,158	9,119	$ 12,251,985	$ 531,803
Reinvestment of distributions	4,490	-	296,489	-
Shares redeemed	(108,690)	-	(6,862,659)	-
Net increase (decrease)	90,958	9,119	$ 5,685,815	$ 531,803
Class B
Shares sold	76,823	3,902	$ 4,855,507	$ 225,744
Reinvestment of distributions	1,410	-	92,490	-
Shares redeemed	(4,224)	-	(268,236)	-
Net increase (decrease)	74,009	3,902	$ 4,679,761	$ 225,744
Class C
Shares sold	328,900	3,073	$ 21,121,099	$ 177,350
Reinvestment of distributions	4,849	-	319,529	-
Shares redeemed	(20,712)	-	(1,307,625)	-
Net increase (decrease)	313,037	3,073	$ 20,133,003	$ 177,350
Consumer Staples
Shares sold	8,600,962	6,369,570	$ 555,032,219	$ 359,958,201
Reinvestment of distributions	360,932	292,584	23,544,138	16,482,463
Shares redeemed	(5,052,205)	(2,608,360)	(318,954,187)	(147,956,526)
Net increase (decrease)	3,909,689	4,053,794	$ 259,622,170	$ 228,484,138
Institutional Class
Shares sold	204,550	4,028	$ 13,014,809	$ 230,500
Reinvestment of distributions	995	-	65,503	-
Shares redeemed	(43,560)	(1,758)	(2,806,458)	(103,807)
Net increase (decrease)	161,985	2,270	$ 10,273,854	$ 126,693

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	45.10%	26.28%	17.47%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Institutional Class on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor Gold Fund

It was a disappointing year for U.S. equity investors, as a credit freeze and a growing awareness of the problems facing the U.S. consumer led to negative returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, reducing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 44.59%, 44.45%, 43.53% and 43.49%, respectively (excluding sales charges), beating the S&P 500® and the 42.95% return of the Standard & Poor's®/Citigroup BMI Global Gold Index. Versus the S&P®/Citigroup index, solid stock picking in the fund's core universe of gold mining stocks drove performance. Australia-based Newcrest Mining, the fund's fourth-largest holding at period end, was its top contributor. The company was successful in improving its operations, projects and financial position, and was rewarded by the market for these achievements. Also aiding our results were Canadian holding Arizona Star Resource; Buenaventura, a Peruvian silver, gold and copper mining company; and West African gold producer Randgold Resources. Arizona Star Resource - whose sole asset was bought by Barrick Gold during the period - and Buenaventura were out-of-index positions. Underweighting major index component Newmont Mining was helpful as well. In absolute terms, the fund's return was bolstered by currency movements given its considerable foreign exposure. On the negative side, the fund's investments in the precious metals and minerals group and in the diversified metals and mining segment detracted from performance, as did its cash position. Underweighting Barrick Gold, the stock with the largest weighting in the S&P/Citigroup index, detracted from performance. Although I liked the company and it was one of the fund's largest positions, I didn't think it appropriate to carry the position at its benchmark weighting of approximately 18%. Diamond exploration company and out-of-index holding Shore Gold also weighed on our results, along with IAMGOLD. All the detractors I mentioned are based in Canada.

During the past year, the fund's Institutional Class shares returned 45.10%, beating the S&P 500® and the 42.95% return of the Standard & Poor's®/Citigroup BMI Global Gold Index. Versus the S&P®/Citigroup index, solid stock picking in the fund's core universe of gold mining stocks drove performance. Australia-based Newcrest Mining, the fund's fourth-largest holding at period end, was its top contributor. The company was successful in improving its operations, projects and financial position, and was rewarded by the market for these achievements. Also aiding our results were Canadian holding Arizona Star Resource; Buenaventura, a Peruvian silver, gold and copper mining company; and West African gold producer Randgold Resources. Arizona Star Resource - whose sole asset was bought by Barrick Gold during the period - and Buenaventura were out-of-index positions. Underweighting major index component Newmont Mining was helpful as well. On the negative side, the fund's investments in the precious metals and minerals group and in the diversified metals and mining segment detracted from performance, as did its cash position. Underweighting Barrick Gold, the stock with the largest weighting in the S&P/Citigroup index, detracted from performance. Although I liked the company and it was one of the fund's largest positions, I didn't think it appropriate to carry the position at its benchmark weighting of approximately 18%. Diamond exploration company and out-of-index holding Shore Gold also weighed on our results, along with IAMGOLD. All the detractors I mentioned are based in Canada.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

Select Gold Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 1,483.00	$ 7.10
HypotheticalA	$ 1,000.00	$ 1,019.14	$ 5.77
Class T
Actual	$ 1,000.00	$ 1,481.70	$ 8.64
HypotheticalA	$ 1,000.00	$ 1,017.90	$ 7.02
Class B
Actual	$ 1,000.00	$ 1,476.70	$ 11.76
HypotheticalA	$ 1,000.00	$ 1,015.37	$ 9.57
Class C
Actual	$ 1,000.00	$ 1,477.20	$ 11.64
HypotheticalA	$ 1,000.00	$ 1,015.47	$ 9.47
Gold
Actual	$ 1,000.00	$ 1,485.10	$ 5.19
HypotheticalA	$ 1,000.00	$ 1,020.69	$ 4.22
Institutional Class
Actual	$ 1,000.00	$ 1,485.10	$ 5.13
HypotheticalA	$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.15%
Class T	1.40%
Class B	1.91%
Class C	1.89%
Gold	.84%
Institutional Class	.83%

Annual Report

Investment Changes

Select Gold Portfolio

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	8.5	8.1
Barrick Gold Corp.	7.8	7.9
Newmont Mining Corp.	7.1	5.0
Newcrest Mining Ltd.	6.7	8.3
Kinross Gold Corp.	5.8	4.9
Lihir Gold Ltd.	5.8	7.3
Agnico-Eagle Mines Ltd.	4.1	4.1
Yamana Gold, Inc.	4.1	2.6
Gold Fields Ltd. sponsored ADR	3.0	6.6
Randgold Resources Ltd. sponsored ADR	3.0	3.4
	55.9
Top Industries (% of fund's net assets)
As of February 29, 2008
Gold	77.9%
Precious Metals & Minerals	8.1%
Diversified Metals & Mining	3.6%
Coal & Consumable Fuels	1.9%
Steel	1.4%
All Others*	7.1%

As of August 31, 2007
Gold	89.2%
Precious Metals & Minerals	8.1%
Diversified Metals & Mining	1.2%
Steel	0.5%
All Others*	1.0%

* Includes short-term investments and net other assets.

Annual Report

Consolidated Investments February 29, 2008

Showing Percentage of Net Assets

Select Gold Portfolio

Common Stocks - 90.2%
	Shares	Value
Australia - 8.4%
METALS & MINING - 8.2%
Aluminum - 0.4%
Alumina Ltd.	1,552,508	$ 9,147,074
Gold - 7.8%
Newcrest Mining Ltd.	4,726,283	164,316,537
Pan Australian Resources Ltd. (a)	8,389,000	8,093,471
Sino Gold Mining Ltd. (a)(d)	1,787,441	12,500,064
Troy Resources NL (a)(f)	2,300,000	6,076,927
		190,986,999
TOTAL METALS & MINING		200,134,073
OIL, GAS & CONSUMABLE FUELS - 0.2%
Coal & Consumable Fuels - 0.2%
Energy Resources of Australia Ltd.	200,799	3,923,057
TOTAL AUSTRALIA		204,057,130
Bermuda - 0.7%
METALS & MINING - 0.7%
Precious Metals & Minerals - 0.7%
Aquarius Platinum Ltd. (United Kingdom)	1,155,000	17,329,629
Brazil - 0.1%
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Companhia Vale do Rio Doce sponsored ADR	51,200	1,783,808
Canada - 46.3%
METALS & MINING - 46.3%
Diversified Metals & Mining - 1.4%
Anatolia Minerals Development Ltd. (a)	29,000	116,407
First Quantum Minerals Ltd.	107,600	9,985,298
FNX Mining Co., Inc. (a)	228,100	7,507,910
Ivanhoe Mines Ltd. (a)	550,500	7,177,394
Kimber Resources, Inc. (a)	16,100	14,234
Lundin Mining Corp. (a)	475,100	4,060,354
Nautilus Minerals, Inc. (a)	44,000	119,831
Thompson Creek Metals Co., Inc. (a)	305,000	6,229,866
		35,211,294
Gold - 41.8%
Agnico-Eagle Mines Ltd.	1,453,100	100,412,377
Alamos Gold, Inc. (a)	3,249,000	24,729,445
Aquiline Resources, Inc. (a)	875,500	9,484,101
Aquiline Resources, Inc. (a)(f)	1,024,600	11,099,269
Aurelian Resources, Inc. (a)	818,400	7,634,685
Aurizon Mines Ltd. (a)	547,900	2,522,216
Barrick Gold Corp.	3,637,000	189,232,661
Centerra Gold, Inc. (a)	377,200	5,642,380

	Shares	Value
Coral Gold Resources Ltd. (a)(e)	2,016,600	$ 2,869,001
Crystallex International Corp. (a)	943,000	1,964,484
Detour Gold Corp. warrants 6/21/08 (a)(f)	615,000	10,844,449
Eldorado Gold Corp. (a)	4,287,200	29,756,187
European Goldfields Ltd. (a)	197,000	1,185,143
Franco-Nevada Corp.	210,900	4,847,882
Gabriel Resources Ltd. (a)	139,200	261,694
Goldcorp, Inc.	4,825,800	208,371,775
Golden Star Resources Ltd. (a)	4,009,769	16,543,531
Great Basin Gold Ltd. (a)	1,407,900	4,649,840
Guyana Goldfields, Inc. (a)	758,000	5,546,060
High River Gold Mines Ltd. (a)	1,512,800	5,180,769
High River Gold Mines Ltd. (a)(f)	1,300,000	4,452,010
High River Gold Mines Ltd. warrants 11/8/10 (a)(f)	650,000	693,562
IAMGOLD Corp.	7,762,100	62,787,781
Jaguar Mining, Inc. (a)	147,900	1,998,953
Kinross Gold Corp. (a)	5,710,300	141,299,533
Kinross Gold Corp. warrants 9/7/11 (a)	600,000	2,560,845
Northgate Minerals Corp. (a)	681,000	2,117,636
Novagold Resources, Inc. (a)	800,000	9,064,580
Orezone Resources, Inc. Class A (a)	8,870,700	15,775,342
Peak Gold Ltd. (a)(f)	5,857,000	3,868,757
Peak Gold Ltd. warrants 4/3/12 (a)(f)	2,928,500	550,554
Red Back Mining, Inc. (a)	1,420,800	12,575,751
Red Back Mining, Inc. (a)(f)	1,033,000	9,143,265
US Gold Canadian Acquisition Corp. (a)(e)	2,501,516	8,770,114
Western Goldfields, Inc. (a)	371,200	1,369,296
Yamana Gold, Inc.	5,497,000	98,929,800
		1,018,735,728
Precious Metals & Minerals - 3.1%
B2Gold Corp.	702,500	1,613,383
Eastern Platinum Ltd. (a)	600,000	2,164,524
Etruscan Resources, Inc. (a)	923,800	2,196,730
Etruscan Resources, Inc. (a)(f)	1,549,400	3,684,362
Etruscan Resources, Inc. warrants 11/2/10 (a)(f)	774,700	393,628
Harry Winston Diamond Corp.	471,990	12,350,737
Minefinders Corp. Ltd. (a)	1,100,000	12,676,185
Pan American Silver Corp. (a)	500,000	20,000,000
Rockwell Diamonds, Inc. (a)	319,000	168,569
Shore Gold, Inc. (a)	2,860,000	12,991,413
Silver Standard Resources, Inc. (a)	206,300	7,657,857
Silvercorp Metals, Inc.	60,000	603,628
		76,501,016
TOTAL METALS & MINING		1,130,448,038
Common Stocks - continued
	Shares	Value
China - 1.9%
METALS & MINING - 1.9%
Gold - 1.9%
Zijin Mining Group Co. Ltd. (H Shares)	35,714,000	$ 47,174,585
Luxembourg - 0.3%
METALS & MINING - 0.3%
Steel - 0.3%
ArcelorMittal SA (NY Reg.) Class A	99,800	7,586,796
Papua New Guinea - 5.8%
METALS & MINING - 5.8%
Gold - 5.8%
Lihir Gold Ltd. (a)	36,363,877	140,827,682
Peru - 1.3%
METALS & MINING - 1.3%
Precious Metals & Minerals - 1.3%
Compania de Minas Buenaventura SA	350,000	26,610,500
Compania de Minas Buenaventura SA sponsored ADR	50,000	3,801,500
		30,412,000
Russia - 0.0%
METALS & MINING - 0.0%
Precious Metals & Minerals - 0.0%
Polymetal JSC GDR (Reg. S) unit (a)	39,000	347,100
South Africa - 8.8%
METALS & MINING - 8.8%
Diversified Metals & Mining - 0.2%
African Rainbow Minerals Ltd.	234,859	6,062,905
Gold - 6.2%
Anglogold Ashanti Ltd. sponsored ADR (d)	1,140,500	41,194,860
Gold Fields Ltd. sponsored ADR	5,216,300	74,019,297
Harmony Gold Mining Co. Ltd. (a)	1,549,000	18,804,860
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	1,375,000	16,692,500
		150,711,517
Precious Metals & Minerals - 2.4%
Anglo Platinum Ltd.	59,058	9,258,866
Impala Platinum Holdings Ltd.	1,179,212	48,760,416
		58,019,282
TOTAL METALS & MINING		214,793,704

	Shares	Value
United Kingdom - 4.6%
METALS & MINING - 4.6%
Diversified Metals & Mining - 1.0%
Anglo American PLC (United Kingdom)	193,300	$ 12,269,093
BHP Billiton PLC	395,900	12,664,584
		24,933,677
Gold - 3.0%
Randgold Resources Ltd. sponsored ADR	1,409,274	72,774,909
Precious Metals & Minerals - 0.6%
Hochschild Mining PLC	1,054,058	9,151,974
Lonmin PLC	76,000	4,958,381
Mwana Africa PLC (a)	2,850	2,113
		14,112,468
TOTAL METALS & MINING		111,821,054
United States of America - 12.0%
METALS & MINING - 10.3%
Aluminum - 0.3%
Alcoa, Inc.	203,500	7,557,990
Diversified Metals & Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc. Class B	129,300	13,041,198
Titanium Metals Corp.	492,838	10,162,320
		23,203,518
Gold - 8.0%
Newmont Mining Corp.	3,402,000	174,080,340
Royal Gold, Inc. (d)	610,768	19,245,300
US Gold Corp. (a)	318,400	1,117,584
US Gold Corp. warrants 2/22/11 (a)(g)	364,200	407,113
		194,850,337
Steel - 1.1%
Nucor Corp.	114,200	7,373,894
Steel Dynamics, Inc.	214,000	12,467,640
United States Steel Corp.	59,100	6,409,395
		26,250,929
TOTAL METALS & MINING		251,862,774
OIL, GAS & CONSUMABLE FUELS - 1.7%
Coal & Consumable Fuels - 1.7%
CONSOL Energy, Inc.	469,300	$ 35,657,414
Peabody Energy Corp.	99,700	5,645,014
		41,302,428
TOTAL UNITED STATES OF AMERICA		293,165,202
TOTAL COMMON STOCKS (Cost $1,511,332,409)		2,199,746,728
Commodities - 3.4%
	Troy Ounces	Value
Gold Bullion (a) (Cost $74,865,700)	84,500	$ 82,253,568
Money Market Funds - 8.4%
	Shares
Fidelity Cash Central Fund, 3.24% (b)	154,989,471	154,989,471
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	51,019,275	51,019,275
TOTAL MONEY MARKET FUNDS (Cost $206,008,746)		206,008,746
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,792,206,855)		2,488,009,042
NET OTHER ASSETS - (2.0)%		(48,063,629)
NET ASSETS - 100%		$ 2,439,945,413
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,806,783 or 1.9% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $407,113 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 179,112
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,483,468
Fidelity Securities Lending Cash Central Fund	305,527
Total	$ 4,788,995
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arizona Star Resource Corp.	$ 43,863,024	$ -	$ 68,049,545	$ -	$ -
Central Asia Gold Ltd.	5,874,969	-	6,765,535	-	-
Coral Gold Resources Ltd.	2,034,618	-	-	-	2,869,001
IAMGOLD Corp.	83,536,403	37,756,426	52,681,280	396,893	-
Meridian Gold, Inc.	141,535,462	11,114,622	175,519,189	-	-
Minefinders Corp. Ltd.	33,742,038	-	22,728,120	-	-
Orezone Resources, Inc. Class A	18,041,127	-	2,037,688	-	-
Tone Resources Ltd.	2,366,021	-	2,654,193	-	-
US Gold Canadian Acquisition Corp.	-	12,695,730	-	-	8,770,114
White Knight Resources Ltd.	6,087,418	-	7,050,424	-	-
Total	$ 337,081,080	$ 61,566,778	$ 337,485,974	$ 396,893	$ 11,639,115
Consolidated Subsidiary
Fidelity Select Gold Cayman Ltd.	$ -	$ 74,865,700	$ -	$ -	$ 82,233,978

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Select Gold Portfolio

Consolidated Statement of Assets and Liabilities

	February 29, 2008

Assets
Investments, at value (including securities loaned of $48,929,231) - See accompanying schedule: Unaffiliated issuers (cost $1,496,489,449)	$ 2,188,107,613
Fidelity Central Funds (cost $206,008,746)	206,008,746
Other affiliated issuers (cost $14,842,960)	11,639,115
Commodities (cost $74,865,700)	82,253,568
Total Investments (cost $1,792,206,855)		$ 2,488,009,042
Receivable for fund shares sold		28,409,170
Dividends receivable		715,366
Distributions receivable from Fidelity Central Funds		330,523
Prepaid expenses		4,242
Receivable from investment advisor for expense reductions		16,771
Other receivables		53,844
Total assets		2,517,538,958

Liabilities
Payable for investments purchased	$ 19,222,702
Payable for fund shares redeemed	5,738,698
Accrued management fee	1,032,070
Distribution fees payable	20,939
Other affiliated payables	439,944
Other payables and accrued expenses	119,917
Collateral on securities loaned, at value	51,019,275
Total liabilities		77,593,545

Net Assets		$ 2,439,945,413
Net Assets consist of:
Paid in capital		$ 1,772,662,139
Accumulated net investment loss		(3,177)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,479,034)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		695,765,485
Net Assets		$ 2,439,945,413

Consolidated Statement of Assets and Liabilities

February 29, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,619,567 ÷ 576,364 shares)	$ 46.19

Maximum offering price per share (100/94.25 of $46.19)	$ 49.01
Class T: Net Asset Value and redemption price per share ($11,333,898 ÷ 245,487 shares)	$ 46.17

Maximum offering price per share (100/96.50 of $46.17)	$ 47.84
Class B: Net Asset Value and offering price per share ($6,868,917 ÷ 149,423 shares)A	$ 45.97

Class C: Net Asset Value and offering price per share ($10,835,362 ÷ 236,341 shares)A	$ 45.85

Gold: Net Asset Value, offering price and redemption price per share ($2,381,113,720 ÷ 51,352,073 shares)	$ 46.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,173,949 ÷ 68,487 shares)	$ 46.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Gold Portfolio
Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends (including $396,893 earned from other affiliated issuers)		$ 7,214,916
Interest		36,516
Income from Fidelity Central Funds		4,788,995
Total income		12,040,427

Expenses
Management fee	$ 8,843,447
Transfer agent fees	3,480,684
Distribution fees	84,461
Accounting and security lending fees	523,529
Custodian fees and expenses	210,565
Independent trustees' compensation	6,241
Registration fees	150,943
Audit	44,995
Legal	83,632
Miscellaneous	77,106
Total expenses before reductions	13,505,603
Expense reductions	(602,121)	12,903,482
Net investment income (loss)		(863,055)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	90,039,584
Other affiliated issuers	97,820,563
Foreign currency transactions	1,653,116
Total net realized gain (loss)		189,513,263
Change in net unrealized appreciation (depreciation) on: Investments	426,676,495
Assets and liabilities in foreign currencies	3,916
Total change in net unrealized appreciation (depreciation)		426,680,411
Net gain (loss)		616,193,674
Net increase (decrease) in net assets resulting from operations		$ 615,330,619

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (863,055)	$ 9,095,705
Net realized gain (loss)	189,513,263	107,242,792
Change in net unrealized appreciation (depreciation)	426,680,411	60,139,115
Net increase (decrease) in net assets resulting from operations	615,330,619	176,477,612
Distributions to shareholders from net investment income	(7,077,865)	(754,152)
Distributions to shareholders from net realized gain	(201,157,130)	(195,955,908)
Total distributions	(208,234,995)	(196,710,060)
Share transactions - net increase (decrease)	554,230,717	170,798,657
Redemption fees	544,215	1,843,164
Total increase (decrease) in net assets	961,870,556	152,409,373

Net Assets
Beginning of period	1,478,074,857	1,325,665,484
End of period (including accumulated net investment loss of $3,177 and undistributed net investment income of $9,093,033, respectively)	$ 2,439,945,413	$ 1,478,074,857

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.15)	(.01)
Net realized and unrealized gain (loss)	15.00	(.07) H
Total from investment operations	14.85	(.08)
Distributions from net investment income	(.19)	-
Distributions from net realized gain	(5.01)	-
Total distributions	(5.20)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 46.19	$ 36.53
Total Return B, C, D	44.59%	(.19)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.17%	1.13% A
Expenses net of fee waivers, if any	1.17%	1.13% A
Expenses net of all reductions	1.13%	1.10% A
Net investment income (loss)	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,620	$ 1,857
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.25)	(.03)
Net realized and unrealized gain (loss)	15.05	(.09) H
Total from investment operations	14.80	(.12)
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(4.97)	-
Total distributions	(5.13)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 46.17	$ 36.49
Total Return B, C, D	44.45%	(.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.42%	1.46% A
Expenses net of fee waivers, if any	1.42%	1.46% A
Expenses net of all reductions	1.39%	1.43% A
Net investment income (loss)	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,334	$ 1,093
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.45)	(.07)
Net realized and unrealized gain (loss)	14.95	(.08) H
Total from investment operations	14.50	(.15)
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(4.84)	-
Total distributions	(5.00)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 45.97	$ 36.46
Total Return B, C, D	43.53%	(.38)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.93%	1.96% A
Expenses net of fee waivers, if any	1.93%	1.96% A
Expenses net of all reductions	1.90%	1.93% A
Net investment income (loss)	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,869	$ 902
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,

2008 K

2007 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.45)	(.07)
Net realized and unrealized gain (loss)	14.91	(.10) H
Total from investment operations	14.46	(.17)
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(4.89)	-
Total distributions	(5.06)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 45.85	$ 36.44
Total Return B, C, D	43.49%	(.44)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.92%	2.02% A
Expenses net of fee waivers, if any	1.92%	2.02% A
Expenses net of all reductions	1.89%	1.99% A
Net investment income (loss)	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,835	$ 437
Portfolio turnover rate G	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Gold

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.54	$ 35.91	$ 27.46	$ 27.21	$ 22.73
Income from Investment Operations
Net investment income (loss) C	(.02)	.22 F	.04	.02 G	(.01)
Net realized and unrealized gain (loss)	15.05	5.49	12.21	.18	5.85
Total from investment operations	15.03	5.71	12.25	.20	5.84
Distributions from net investment income	(.18)	(.02)	(.02)	-	(1.42)
Distributions from net realized gain	(5.03)	(5.10)	(3.84)	-	-
Total distributions	(5.21)	(5.12)	(3.86)	-	(1.42)
Redemption fees added to paid in capital C	.01	.04	.06	.05	.06
Net asset value, end of period	$ 46.37	$ 36.54	$ 35.91	$ 27.46	$ 27.21
Total Return A, B	45.10%	16.19%	48.84%	.92%	26.79%
Ratios to Average Net Assets D, H
Expenses before reductions	.85%	.90%	.97%	1.00%	1.12%
Expenses net of fee waivers, if any	.85%	.90%	.97%	1.00%	1.12%
Expenses net of all reductions	.81%	.87%	.82%	.89%	1.04%
Net investment income (loss)	(.05)%	.62% F	.13%	.07% G	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,381,114	$ 1,473,400	$ 1,325,665	$ 705,216	$ 735,744
Portfolio turnover rate E	55%	85%	108%	79%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. GInvestment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.01)	.01
Net realized and unrealized gain (loss)	15.03	(.08) G
Total from investment operations	15.02	(.07)
Distributions from net investment income	(.19)	-
Distributions from net realized gain	(5.04)	-
Total distributions	(5.23)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 46.34	$ 36.54
Total Return B, C	45.10%	(.16)%
Ratios to Average Net Assets E, I
Expenses before reductions	.83%	.94% A
Expenses net of fee waivers, if any	.83%	.94% A
Expenses net of all reductions	.79%	.91% A
Net investment income (loss)	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,174	$ 385
Portfolio turnover rate F	55%	85%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Consolidated Financial Statements

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Gold, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investment in Subsidiary.

The Fund may invest in certain precious metals through its investment in Fidelity Select Gold Cayman Ltd., a wholly-owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodities and securities, consistent with the investment objective of the fund. As of February 29, 2008, the Fund held $82,233,978 in the Subsidiary, representing 3.4% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 681,289,657
Unrealized depreciation	(36,971,788)
Net unrealized appreciation (depreciation)	644,317,869
Undistributed long-term capital gain	9,018,404

Cost for federal income tax purposes	$ 1,843,691,173

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 81,662,441	$ 72,402,616
Long-term Capital Gains	126,572,554	124,307,444
Total	$ 208,234,995	$ 196,710,060

Annual Report

4. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

5. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of investments, other than short-term investments, aggregated $1,165,131,181 and $832,255,722, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at an annual rate of .30% of its net assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period FMR reimbursed the Fund $24,300.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 17,836	$ 936
Class T	.25%	.25%	15,486	570
Class B	.75%	.25%	23,737	18,077
Class C	.75%	.25%	27,402	14,204
			$ 84,461	$ 33,787

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45,888
Class T	8,502
Class B*	2,182
Class C*	3,616
$ 60,188

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the sub-transfer agent for all Fund shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 20,029.28
Class T	8,862.29
Class B	6,928.29
Class C	7,528.28
Gold	3,434,145.22
Institutional Class	3,192.20
	$ 3,480,684

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,784 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,655 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $305,527.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $475,444 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $33,396. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Gold	$ 27,814

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,304.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2008	Year ended Febaruary 28, 2007
From net investment income
Class A	$ 13,831	$ -
Class T	6,353	-
Class B	4,260	-
Class C	3,734	-
Gold	7,042,946	754,152
Institutional Class	6,741	-
Total	$ 7,077,865	$ 754,152
From net realized gain
Class A	$ 955,695	$ -
Class T	425,795	-
Class B	289,226	-
Class C	343,986	-
Gold	198,940,407	195,955,908
Institutional Class	202,021	-
Total	$ 201,157,130	$ 195,955,908

Annual Report

Notes to Consolidated Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2008	Year ended February 28, 2007 A	Year ended February 29, 2008	Year ended February 28, 2007 A
Class A
Shares sold	567,655	52,274	$ 23,751,338	$ 1,914,223
Reinvestment of distributions	25,125	-	945,727	-
Shares redeemed	(67,262)	(1,428)	(2,616,226)	(52,108)
Net increase (decrease)	525,518	50,846	$ 22,080,839	$ 1,862,115
Class T
Shares sold	245,988	29,954	$ 10,279,473	$ 1,097,866
Reinvestment of distributions	11,403	-	428,815	-
Shares redeemed	(41,858)	-	(1,666,054)	-
Net increase (decrease)	215,533	29,954	$ 9,042,234	$ 1,097,866
Class B
Shares sold	138,954	24,802	$ 5,690,539	$ 903,324
Reinvestment of distributions	7,385	-	276,855	-
Shares redeemed	(21,658)	(60)	(874,114)	(2,269)
Net increase (decrease)	124,681	24,742	$ 5,093,280	$ 901,055
Class C
Shares sold	253,353	12,002	$ 10,551,196	$ 438,523
Reinvestment of distributions	8,652	-	324,140	-
Shares redeemed	(37,666)	-	(1,511,191)	-
Net increase (decrease)	224,339	12,002	$ 9,364,145	$ 438,523
Gold
Shares sold	30,095,254	37,990,378	$ 1,246,042,833	$ 1,364,967,296
Reinvestment of distributions	5,273,633	5,102,742	197,489,804	188,386,905
Shares redeemed	(24,338,085)	(39,683,634)	(937,121,869)	(1,387,242,690)
Net increase (decrease)	11,030,802	3,409,486	$ 506,410,768	$ 166,111,511
Institutional Class
Shares sold	128,523	11,934	$ 5,080,204	$ 438,322
Reinvestment of distributions	4,588	-	171,536	-
Shares redeemed	(75,163)	(1,395)	(3,012,289)	(50,735)
Net increase (decrease)	57,948	10,539	$ 2,239,451	$ 387,587

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	17.08%	24.16%	11.27%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials, the original class of the fund.

Prior to October 1, 2006, Materials operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Institutional Class on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Comments from Tobias Welo, who became Portfolio Manager of Fidelity Advisor Materials Fund on January 9, 2008

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the year ending February 29, 2008, the fund's Class A, Class T, Class B and Class C shares returned 16.79%, 16.45%, 15.89% and 15.87% respectively (excluding sales charges), outpacing the S&P 500® and the 14.89% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index. Strong industry selection played a key role in the fund's outperformance of its MSCI benchmark. For example, underweightings in weak-performing industries such as construction materials, paper products and paper packaging aided results, as did solid stock picking within the first two areas. In addition, good stock selection and an underweighting in the lagging diversified chemicals group helped. Given the fund's exposure to foreign stocks, currency fluctuations further enhanced the fund's return. Among individual holdings, an out-of-benchmark position in Rio Tinto was the top contributor. A diversified metals and mining company, Rio Tinto was boosted by strong metals prices and multiple takeover offers from Australian mining concern BHP Billiton. Also boosting performance was out-of-index holding Agrium, a Canadian fertilizer company that benefited from strong demand for crops and favorable market reaction to its purchase of UAP Holding, an agricultural products distributor. Not owning lagging paper-related names in the index, such as Canadian pulp and paper producer Domtar, aided results as well. Among detractors, the fund's slight underweighting in fertilizers and agricultural chemicals hurt, including an underweighting in fertilizer company CF Industries. In addition, the fund's overweighting in Titanium Metals disappointed, as the firm struggled through sluggish earnings announcements and construction delays among its end-users. Certain stock picks within the specialty and commodity chemicals areas also detracted, as did the fund's overall positioning in the steel industry over the course of the period. Some of the stocks I've mentioned in this review were sold by period end.

For the year ending February 29, 2008, the fund's Institutional Class shares returned 17.08%, outpacing the S&P 500® and the 14.89% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Materials Index. Strong industry selection played a key role in the fund's outperformance of its MSCI benchmark. For example, underweightings in weak-performing industries such as construction materials, paper products and paper packaging aided results, as did solid stock picking within the first two areas. In addition, good stock selection and an underweighting in the lagging diversified chemicals group helped. Given the fund's exposure to foreign stocks, currency fluctuations further enhanced the fund's return. Among individual holdings, an out-of-benchmark position in Rio Tinto was the top contributor. A diversified metals and mining company, Rio Tinto was boosted by strong metals prices and multiple takeover offers from Australian mining concern BHP Billiton. Also boosting performance was out-of-index holding Agrium, a Canadian fertilizer company that benefited from strong demand for crops and favorable market reaction to its purchase of UAP Holding, an agricultural products distributor. Not owning lagging paper-related names in the index, such as Canadian pulp and paper producer Domtar, aided results as well. Among detractors, the fund's slight underweighting in fertilizers and agricultural chemicals hurt, including an underweighting in fertilizer company CF Industries. In addition, the fund's overweighting in Titanium Metals disappointed, as the firm struggled through sluggish earnings announcements and construction delays among its end-users. Certain stock picks within the specialty and commodity chemicals areas also detracted, as did the fund's overall positioning in the steel industry over the course of the period. Some of the stocks I've mentioned in this review were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

Select Materials Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 1,065.30	$ 6.11
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 5.97
Class T
Actual	$ 1,000.00	$ 1,063.90	$ 7.44
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.27
Class B
Actual	$ 1,000.00	$ 1,061.40	$ 9.94
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 1,061.40	$ 9.94
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Materials
Actual	$ 1,000.00	$ 1,067.00	$ 4.52
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.42
Institutional Class
Actual	$ 1,000.00	$ 1,066.70	$ 4.62
HypotheticalA	$ 1,000.00	$ 1,020.39	$ 4.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.19%
Class T	1.45%
Class B	1.94%
Class C	1.94%
Materials	.88%
Institutional Class	.90%

Annual Report

Investment Changes

Select Materials Portfolio

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	10.7	7.2
Freeport-McMoRan Copper & Gold, Inc. Class B	7.4	4.8
Alcoa, Inc.	5.6	4.3
E.I. du Pont de Nemours & Co.	5.3	8.3
Praxair, Inc.	4.8	3.9
Nucor Corp.	3.9	2.8
Newmont Mining Corp.	3.6	1.6
The Mosaic Co.	3.4	1.7
Dow Chemical Co.	3.2	4.7
Weyerhaeuser Co.	2.5	2.1
	50.4
Top Industries (% of fund's net assets)
As of February 29, 2008
Chemicals	52.0%
Metals & Mining	32.6%
Containers & Packaging	6.9%
Paper & Forest Products	3.6%
Oil, Gas & Consumable Fuels	1.3%
All Others*	3.6%

As of August 31, 2007
Chemicals	53.8%
Metals & Mining	28.0%
Paper & Forest Products	5.2%
Containers & Packaging	4.4%
Industrial Conglomerates	3.0%
All Others*	5.6%

* Includes short-term investments and net other assets.

Annual Report

Investments February 29, 2008

Showing Percentage of Net Assets

Select Materials Portfolio

Common Stocks - 97.4%
	Shares	Value
CHEMICALS - 52.0%
Commodity Chemicals - 3.4%
Celanese Corp. Class A	250,500	$ 9,744,450
Spartech Corp.	156,220	2,213,637
Tronox, Inc. Class A	250,900	1,121,523
		13,079,610
Diversified Chemicals - 14.5%
Dow Chemical Co.	325,300	12,260,557
E.I. du Pont de Nemours & Co.	446,200	20,712,604
FMC Corp.	97,600	5,525,136
Hercules, Inc.	264,695	4,849,212
Huntsman Corp.	108,300	2,613,279
Olin Corp.	99,929	1,920,635
PPG Industries, Inc.	136,900	8,485,062
		56,366,485
Fertilizers & Agricultural Chemicals - 14.7%
Monsanto Co.	359,844	41,626,754
Potash Corp. of Saskatchewan, Inc.	14,400	2,288,160
The Mosaic Co. (a)	118,638	13,204,409
		57,119,323
Industrial Gases - 6.6%
Air Products & Chemicals, Inc.	39,500	3,607,535
Airgas, Inc.	69,600	3,381,864
Praxair, Inc.	231,800	18,608,904
		25,598,303
Specialty Chemicals - 12.8%
Albemarle Corp.	142,752	5,416,011
Cytec Industries, Inc.	56,100	3,213,408
Ecolab, Inc.	159,000	7,439,610
H.B. Fuller Co.	113,508	2,582,307
Innospec, Inc.	214,262	4,015,270
Minerals Technologies, Inc.	40,980	2,470,274
Nalco Holding Co.	285,918	6,175,829
OMNOVA Solutions, Inc. (a)	615,568	2,400,715
Rockwood Holdings, Inc. (a)	152,700	4,686,363
Rohm & Haas Co. (d)	120,350	6,451,964
Valspar Corp.	110,200	2,390,238
W.R. Grace & Co. (a)	103,100	2,188,813
		49,430,802
TOTAL CHEMICALS		201,594,523
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
Polaris Minerals Corp. (a)	38,700	377,149
Polaris Minerals Corp. (a)(e)	151,600	1,477,409
		1,854,558

	Shares	Value
CONTAINERS & PACKAGING - 6.9%
Metal & Glass Containers - 5.0%
Ball Corp.	88,979	$ 3,923,974
Crown Holdings, Inc. (a)	208,600	5,196,226
Greif, Inc. Class A	42,700	2,792,153
Owens-Illinois, Inc. (a)	131,200	7,406,240
		19,318,593
Paper Packaging - 1.9%
Packaging Corp. of America	67,500	1,538,325
Smurfit-Stone Container Corp. (a)	385,500	3,064,725
Temple-Inland, Inc.	207,500	2,848,975
		7,452,025
TOTAL CONTAINERS & PACKAGING		26,770,618
MACHINERY - 0.5%
Industrial Machinery - 0.5%
ITT Corp.	37,400	2,103,376
METALS & MINING - 32.6%
Aluminum - 5.6%
Alcoa, Inc.	579,400	21,518,916
Diversified Metals & Mining - 9.2%
Compass Minerals International, Inc.	20,100	1,144,092
Freeport-McMoRan Copper & Gold, Inc. Class B	283,428	28,586,548
Rio Tinto PLC sponsored ADR	4,400	1,999,580
Titanium Metals Corp. (d)	181,800	3,748,716
		35,478,936
Gold - 5.8%
Goldcorp, Inc.	116,100	5,013,047
Lihir Gold Ltd. (a)	632,145	2,448,130
Newmont Mining Corp.	275,400	14,092,218
Royal Gold, Inc. (d)	32,300	1,017,773
		22,571,168
Precious Metals & Minerals - 0.7%
Impala Platinum Holdings Ltd.	43,700	1,806,995
Pan American Silver Corp. (a)	22,800	912,000
		2,718,995
Steel - 11.3%
ArcelorMittal SA (NY Reg.) Class A	54,000	4,105,080
Carpenter Technology Corp.	67,000	4,209,610
Nucor Corp.	232,000	14,980,240
Reliance Steel & Aluminum Co.	79,100	4,386,886
Steel Dynamics, Inc.	116,600	6,793,116
United States Steel Corp.	87,400	9,478,530
		43,953,462
TOTAL METALS & MINING		126,241,477
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 1.3%
Coal & Consumable Fuels - 1.3%
Alpha Natural Resources, Inc. (a)	47,200	$ 1,913,488
Peabody Energy Corp.	53,800	3,046,156
		4,959,644
PAPER & FOREST PRODUCTS - 3.6%
Forest Products - 2.7%
Louisiana-Pacific Corp.	57,500	625,600
Weyerhaeuser Co.	161,700	9,896,040
		10,521,640
Paper Products - 0.9%
Glatfelter	164,656	2,168,520
Wausau-Mosinee Paper Corp.	144,877	1,135,836
		3,304,356
TOTAL PAPER & FOREST PRODUCTS		13,825,996
TOTAL COMMON STOCKS (Cost $323,637,947)		377,350,192
Money Market Funds - 4.5%
	Shares	Value
Fidelity Cash Central Fund, 3.24% (b)	8,391,028	$ 8,391,028
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	8,915,050	8,915,050
TOTAL MONEY MARKET FUNDS (Cost $17,306,078)		17,306,078
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $340,944,025)	394,656,270
NET OTHER ASSETS - (1.9)%	(7,362,526)
NET ASSETS - 100%	$ 387,293,744
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,477,409 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 808,183
Fidelity Securities Lending Cash Central Fund	107,174
Total	$ 915,357

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Select Materials Portfolio

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $7,959,182) - See accompanying schedule: Unaffiliated issuers (cost $323,637,947)	$ 377,350,192
Fidelity Central Funds (cost $17,306,078)	17,306,078
Total Investments (cost $340,944,025)		$ 394,656,270
Receivable for fund shares sold		2,356,858
Dividends receivable		444,913
Distributions receivable from Fidelity Central Funds		24,558
Prepaid expenses		1,024
Other receivables		4,129
Total assets		397,487,752

Liabilities
Payable for investments purchased	$ 246,439
Payable for fund shares redeemed	711,324
Accrued management fee	172,900
Distribution fees payable	15,068
Other affiliated payables	90,706
Other payables and accrued expenses	42,521
Collateral on securities loaned, at value	8,915,050
Total liabilities		10,194,008

Net Assets		$ 387,293,744
Net Assets consist of:
Paid in capital		$ 330,122,002
Undistributed net investment income		1,848,037
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,611,755
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,711,950
Net Assets		$ 387,293,744
Statement of Assets and Liabilities - continued

February 29, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,522,308 ÷ 219,684 shares)	$ 57.00

Maximum offering price per share (100/94.25 of $57.00)	$ 60.48
Class T: Net Asset Value and redemption price per share ($6,850,433 ÷ 120,611 shares)	$ 56.80

Maximum offering price per share (100/96.50 of $56.80)	$ 58.86
Class B: Net Asset Value and offering price per share ($4,172,782 ÷ 73,741 shares)A	$ 56.59

Class C: Net Asset Value and offering price per share ($8,743,495 ÷ 154,753 shares)A	$ 56.50

Materials: Net Asset Value, offering price and redemption price per share ($353,184,657 ÷ 6,194,927 shares)	$ 57.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,820,069 ÷ 31,931 shares)	$ 57.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Select Materials Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 6,345,845
Interest		1,926
Income from Fidelity Central Funds		915,357
Total income		7,263,128

Expenses
Management fee	$ 1,996,306
Transfer agent fees	904,639
Distribution fees	106,827
Accounting and security lending fees	141,588
Custodian fees and expenses	15,698
Independent trustees' compensation	1,257
Registration fees	123,862
Audit	40,881
Legal	1,692
Interest	10,195
Miscellaneous	18,085
Total expenses before reductions	3,361,030
Expense reductions	(51,841)	3,309,189
Net investment income (loss)		3,953,939
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,067,113
Foreign currency transactions	10,689
Total net realized gain (loss)		16,077,802
Change in net unrealized appreciation (depreciation) on: Investment securities	23,233,296
Assets and liabilities in foreign currencies	(582)
Total change in net unrealized appreciation (depreciation)		23,232,714
Net gain (loss)		39,310,516
Net increase (decrease) in net assets resulting from operations		$ 43,264,455

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,953,939	$ 1,709,789
Net realized gain (loss)	16,077,802	18,867,189
Change in net unrealized appreciation (depreciation)	23,232,714	2,128,067
Net increase (decrease) in net assets resulting from operations	43,264,455	22,705,045
Distributions to shareholders from net investment income	(2,382,687)	(1,721,356)
Distributions to shareholders from net realized gain	(14,617,568)	(17,315,347)
Total distributions	(17,000,255)	(19,036,703)
Share transactions - net increase (decrease)	127,763,307	59,771,650
Redemption fees	66,997	236,747
Total increase (decrease) in net assets	154,094,504	63,676,739

Net Assets
Beginning of period	233,199,240	169,522,501
End of period (including undistributed net investment income of $1,848,037 and undistributed net investment income of $276,784, respectively)	$ 387,293,744	$ 233,199,240

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.46	.17
Net realized and unrealized gain (loss)	8.05	3.93
Total from investment operations	8.51	4.10
Distributions from net investment income	(.32)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.53)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 57.00	$ 51.01
Total Return B, C, D	16.79%	8.76%
Ratios to Average Net Assets F, I
Expenses before reductions	1.21%	1.50% A
Expenses net of fee waivers, if any	1.21%	1.40% A
Expenses net of all reductions	1.21%	1.38% A
Net investment income (loss)	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,522	$ 1,018
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class T

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.32	.11
Net realized and unrealized gain (loss)	8.00	3.87
Total from investment operations	8.32	3.98
Distributions from net investment income	(.21)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.42)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 56.80	$ 50.89
Total Return B, C, D	16.45%	8.51%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	1.80% A
Expenses net of fee waivers, if any	1.46%	1.65% A
Expenses net of all reductions	1.46%	1.62% A
Net investment income (loss)	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,850	$ 707
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.04	.06
Net realized and unrealized gain (loss)	7.98	3.84
Total from investment operations	8.02	3.90
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.25)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 56.59	$ 50.81
Total Return B, C, D	15.89%	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	2.26% A
Expenses net of fee waivers, if any	1.97%	2.15% A
Expenses net of all reductions	1.96%	2.12% A
Net investment income (loss)	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,173	$ 662
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Financial Highlights - Class C

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.04	.09
Net realized and unrealized gain (loss)	7.97	3.81
Total from investment operations	8.01	3.90
Distributions from net investment income	(.12)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.33)	-
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 56.50	$ 50.81
Total Return B, C, D	15.87%	8.34%
Ratios to Average Net Assets F, I
Expenses before reductions	1.96%	2.31% A
Expenses net of fee waivers, if any	1.96%	2.15% A
Expenses net of all reductions	1.96%	2.13% A
Net investment income (loss)	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,743	$ 547
Portfolio turnover rate G	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Materials

Years ended February 28,

2008 H

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.92	$ 46.35	$ 40.78	$ 35.99	$ 23.83
Income from Investment Operations
Net investment income (loss) C	.64	.42	.32	.15	.13 F
Net realized and unrealized gain (loss)	8.01	9.36	6.40	5.47	12.07
Total from investment operations	8.65	9.78	6.72	5.62	12.20
Distributions from net investment income	(.36)	(.48)	(.25)	(.12)	(.12)
Distributions from net realized gain	(2.21)	(4.79)	(.93)	(.74)	-
Total distributions	(2.57)	(5.27)	(1.18)	(.86)	(.12)
Redemption fees added to paid in capital C	.01	.06	.03	.03	.08
Net asset value, end of period	$ 57.01	$ 50.92	$ 46.35	$ 40.78	$ 35.99
Total Return A, B	17.10%	22.29%	17.01%	16.09%	51.73%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	1.01%	1.05%	1.06%	1.31%
Expenses net of fee waivers, if any	.90%	.98%	1.05%	1.06%	1.31%
Expenses net of all reductions	.89%	.96%	1.01%	1.02%	1.17%
Net investment income (loss)	1.14%	.87%	.78%	.42%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 353,185	$ 230,147	$ 169,523	$ 144,442	$ 135,131
Portfolio turnover rate E	77%	185%	124%	89%	175%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.07 per share. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

Financial Highlights - Institutional Class

Years ended February 28,

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	.64	.08
Net realized and unrealized gain (loss)	8.00	3.92
Total from investment operations	8.64	4.00
Distributions from net investment income	(.36)	-
Distributions from net realized gain	(2.21)	-
Total distributions	(2.56)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 57.00	$ 50.91
Total Return B, C	17.08%	8.55%
Ratios to Average Net Assets E, H
Expenses before reductions	.89%	1.06% A
Expenses net of fee waivers, if any	.89%	1.06% A
Expenses net of all reductions	.89%	1.04% A
Net investment income (loss)	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,820	$ 119
Portfolio turnover rate F	77%	185%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Materials, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 67,533,814
Unrealized depreciation	(17,166,142)
Net unrealized appreciation (depreciation)	50,367,672

Cost for federal income tax purposes	$ 344,288,598

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 7,456,139	$ 4,275,377
Long-term Capital Gains	9,544,116	14,761,326
Total	$ 17,000,255	$ 19,036,703

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $380,491,263 and $262,508,222, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 16,083	$ 2,093
Class T	.25%	.25%	20,380	588
Class B	.75%	.25%	26,889	20,448
Class C	.75%	.25%	43,475	26,842
			$ 106,827	$ 49,971

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 37,085
Class T	10,621
Class B*	2,770
Class C*	2,046
$ 52,522

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the sub-transfer agent for Materials shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 19,154.30
Class T	12,304.30
Class B	8,106.30
Class C	12,868.30
Materials	848,933.25
Institutional Class	3,274.24
	$ 904,639

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,847 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,843,800	4.68%	$ 10,195

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $743 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $107,174.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,824 for the period In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Materials	$ 2,634

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $14,935.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2008	Year ended February 28, 2007
From net investment income
Class A	$ 49,508	$ -
Class T	17,252	-
Class B	2,017	-
Class C	11,702	-
Materials	2,291,825	1,721,356
Institutional Class	10,383	-
Total	$ 2,382,687	$ 1,721,356
From net realized gain
Class A	$ 297,274	$ -
Class T	171,986	-
Class B	120,699	-
Class C	203,194	-
Materials	13,774,394	17,315,347
Institutional Class	50,021	-
Total	$ 14,617,568	$ 17,315,347

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29 2008	Year ended February 28 2007 A	Year ended February 29 2008	Year ended February 28 2007 A
Class A
Shares sold	264,311	19,960	$ 14,817,528	$ 1,010,235
Reinvestment of distributions	5,853	-	336,777	-
Shares redeemed	(70,440)	-	(3,880,036)	-
Net increase (decrease)	199,724	19,960	$ 11,274,269	$ 1,010,235
Class T
Shares sold	146,420	13,890	$ 8,122,926	$ 703,837
Reinvestment of distributions	2,954	-	169,021	-
Shares redeemed	(42,653)	-	(2,369,950)	-
Net increase (decrease)	106,721	13,890	$ 5,921,997	$ 703,837
Class B
Shares sold	83,153	13,022	$ 4,611,263	$ 643,438
Reinvestment of distributions	2,052	-	116,729	-
Shares redeemed	(24,486)	-	(1,341,792)	-
Net increase (decrease)	60,719	13,022	$ 3,386,200	$ 643,438
Class C
Shares sold	171,703	10,758	$ 9,620,121	$ 546,127
Reinvestment of distributions	3,133	-	178,976	-
Shares redeemed	(30,841)	-	(1,682,683)	-
Net increase (decrease)	143,995	10,758	$ 8,116,414	$ 546,127
Materials
Shares sold	7,472,335	6,290,426	$ 416,206,078	$ 311,961,345
Reinvestment of distributions	270,946	378,787	15,331,841	18,026,752
Shares redeemed	(6,067,742)	(5,806,915)	(334,236,130)	(273,224,056)
Net increase (decrease)	1,675,539	862,298	$ 97,301,789	$ 56,764,041
Institutional Class
Shares sold	88,023	4,445	$ 5,168,897	$ 210,000
Reinvestment of distributions	963	-	55,576	-
Shares redeemed	(59,388)	(2,112)	(3,461,835)	(106,028)
Net increase (decrease)	29,598	2,333	$ 1,762,638	$ 103,972

A Share transactions for Class A, Class T, Class B and Institutional Class are for the period December 12,2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-15.23%	13.60%	1.02%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Institutional Class on February 28, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Comments from Gavin Baker, Portfolio Manager of Fidelity Advisor Telecommunications Fund

It was a winter of discontent for U.S. equity investors, as a credit freeze led to subzero returns for many stock market benchmarks during the 12-month period ending February 29, 2008. In addition to the subprime mortgage market crisis, which severely constrained the availability of credit, a flurry of other issues afflicted investor sentiment - particularly in the final three months of the period - including a major housing market slowdown, rising inflation, a potential recession and oil prices that topped $100 per barrel. The Federal Reserve Board aggressively intervened in an effort to ease the credit crunch, slashing the federal funds target rate five times since September. Despite the central bank's efforts, the Standard & Poor's 500SM Index fell 3.60% for the year overall and lost nearly 10% in the December-February time frame alone. The bellwether, blue-chip Dow Jones Industrial AverageSM managed a modest increase of 2.32% over the past 12 months, but the small-cap-oriented Russell 2000® Index declined 12.44%. Elsewhere, the technology-heavy NASDAQ Composite® Index fell 5.34%.

For the 12 months ending February 29, 2008, the fund's Class A, Class T, Class B and Class C shares returned -15.55%, -15.78%, -16.18% and -16.17%, respectively (excluding sales charges), underperforming the S&P 500® and the -12.23% return for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Telecommunications Services Index. The fund was hurt by being heavily underweighted in integrated telecommunication services stocks AT&T and Verizon, which together represented about two-thirds of the index, at a time when economic uncertainty was making these stable, large-capitalization companies very attractive to investors. Though the fund had significant stakes in both of these companies - AT&T was its largest holding during the period - I was limited by how much of them I could own because of Fidelity's policies related to concentration of assets in just a handful of holdings. That said, I held smaller positions in AT&T and Verizon than these rules allowed me to during the period, which hurt as well. Poor stock selection in the integrated telecom services group also detracted. In addition, the fund was overweighted in the alternative carriers group, which underperformed. In terms of other individual detractors, alternative carrier Level 3 Communications hurt performance. Integrated telecom services company Qwest Communications International and Internet software and services stock SAVVIS held back the fund's return as well. On the other hand, we benefited from strong stock selection in the wireless telecommunication services group. Specifically, it was helped by underweighting Sprint Nextel, which performed poorly. Other stocks that contributed included broadcasting and cable TV company The DIRECTV Group, an out-of-benchmark position, and application software company Synchronoss Technologies, another out-of-benchmark holding.

For the 12 months ending February 29, 2008, the fund's Institutional Class shares returned -15.23%, underperforming the S&P 500® and the -12.23% return for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Telecommunications Services Index. The fund was hurt by being heavily underweighted in integrated telecommunication services stocks AT&T and Verizon, which together represented about two-thirds of the index, at a time when economic uncertainty was making these stable, large-capitalization companies very attractive to investors. Though the fund had significant stakes in both of these companies - AT&T was its largest holding during the period - I was limited by how much of them I could own because of Fidelity's policies related to concentration of assets in just a handful of holdings. That said, I held smaller positions in AT&T and Verizon than these rules allowed me to during the period, which hurt as well. Poor stock selection in the integrated telecom services group also detracted. In addition, the fund was overweighted in the alternative carriers group, which underperformed. In terms of other individual detractors, alternative carrier Level 3 Communications hurt performance. Integrated telecom services company Qwest Communications International and Internet software and services stock SAVVIS held back the fund's return as well. On the other hand, we benefited from strong stock selection in the wireless telecommunication services group. Specifically, the fund was helped by underweighting Sprint Nextel, which performed poorly. Other stocks that contributed included broadcasting and cable TV company The DIRECTV Group, an out-of-benchmark position, and application software company Synchronoss Technologies, another out-of-benchmark holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

Select Telecommunications Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 to February 29, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 to February 29, 2008
Class A
Actual	$ 1,000.00	$ 761.10	$ 5.21
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 5.97
Class T
Actual	$ 1,000.00	$ 760.00	$ 6.35
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.27
Class B
Actual	$ 1,000.00	$ 758.20	$ 8.48
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 758.50	$ 8.44
HypotheticalA	$ 1,000.00	$ 1,015.27	$ 9.67
Telecommunications
Actual	$ 1,000.00	$ 762.50	$ 3.94
HypotheticalA	$ 1,000.00	$ 1,020.39	$ 4.52
Institutional Class
Actual	$ 1,000.00	$ 762.70	$ 3.55
HypotheticalA	$ 1,000.00	$ 1,020.84	$ 4.07

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class A	1.19%
Class T	1.45%
Class B	1.94%
Class C	1.93%
Telecommunications	.90%
Institutional Class	.81%

Annual Report

Investment Changes

Select Telecommunications Portfolio

Top Ten Stocks as of February 29, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	20.1	24.2
Qwest Communications International, Inc.	7.7	10.0
Global Crossing Ltd.	7.7	0.5
Verizon Communications, Inc.	7.3	7.2
Time Warner Telecom, Inc. Class A (sub. vtg.)	6.1	4.6
Millicom International Cellular SA	4.8	0.0
The DIRECTV Group, Inc.	4.3	0.0
American Tower Corp. Class A	4.1	3.1
Starent Networks Corp.	4.0	1.7
Synchronoss Technologies, Inc.	3.1	6.8
	69.2
Top Industries (% of fund's net assets)
As of February 29, 2008
Diversified Telecommunication Services	55.0%
Wireless Telecommunication Services	27.3%
Media	6.0%
Communications Equipment	5.0%
Software	4.3%
All Others*	2.4%

As of August 31, 2007
Diversified Telecommunication Services	60.8%
Wireless Telecommunication Services	21.2%
Software	10.7%
Internet Software & Services	4.0%
Communications Equipment	2.1%
All Others*	1.2%

* Includes short-term investments and net other assets.

Annual Report

Investments February 29, 2008

Showing Percentage of Net Assets

Select Telecommunications Portfolio

Common Stocks - 99.8%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 5.0%
Communications Equipment - 5.0%
Aruba Networks, Inc.	109,692	$ 615,372
F5 Networks, Inc. (a)	1,600	35,456
Infinera Corp.	71,400	833,952
Juniper Networks, Inc. (a)	56,100	1,504,602
Polycom, Inc. (a)	1,700	37,060
Sandvine Corp. (a)	3,200	9,560
Sonus Networks, Inc. (a)	56,800	188,576
Starent Networks Corp.	870,714	13,696,331
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	300	6,450
		16,927,359
COMPUTERS & PERIPHERALS - 0.0%
Computer Storage & Peripherals - 0.0%
Isilon Systems, Inc. (a)	500	2,805
Network Appliance, Inc. (a)	700	15,134
Synaptics, Inc. (a)	300	8,037
		25,976
DIVERSIFIED TELECOMMUNICATION SERVICES - 55.0%
Alternative Carriers - 15.4%
Cable & Wireless PLC	18,800	65,683
Cogent Communications Group, Inc. (a)	104,308	2,031,920
Global Crossing Ltd. (a)	1,353,407	26,134,289
Iliad Group SA	600	55,321
Level 3 Communications, Inc. (a)(d)	1,265,852	2,822,850
PAETEC Holding Corp. (a)	73,600	568,192
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	1,299,442	20,713,105
		52,391,360
Integrated Telecommunication Services - 39.6%
AT&T, Inc.	1,962,602	68,357,428
BT Group PLC	5,053	22,875
Cbeyond, Inc. (a)	125,962	2,064,517
Cincinnati Bell, Inc. (a)	299,100	1,160,508
Embarq Corp.	45,100	1,891,494
FairPoint Communications, Inc.	74,300	731,112
NTELOS Holdings Corp.	632	13,481
PT Indosat Tbk	1,778,000	1,298,499
PT Telkomunikasi Indonesia Tbk Series B	3,773,400	3,977,255
Qwest Communications International, Inc. (d)	4,878,944	26,346,298
Telefonica SA	40,800	1,179,664
Telefonica SA sponsored ADR	8,500	737,290
Telenor ASA	50,000	1,023,804
Telenor ASA sponsored ADR	4,100	254,569
Telkom SA Ltd.	34,500	615,288

	Shares	Value
Verizon Communications, Inc.	681,524	$ 24,752,952
Windstream Corp.	40,308	474,022
		134,901,056
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		187,292,416
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Electronic Manufacturing Services - 0.1%
Trimble Navigation Ltd. (a)	8,940	244,420
INTERNET SOFTWARE & SERVICES - 2.1%
Internet Software & Services - 2.1%
Google, Inc. Class A (sub. vtg.) (a)	90	42,406
SAVVIS, Inc. (a)(d)	357,800	6,952,054
		6,994,460
MEDIA - 6.0%
Broadcasting & Cable TV - 6.0%
Comcast Corp. Class A	298,400	5,830,736
Liberty Global, Inc. Class A (a)	400	15,040
The DIRECTV Group, Inc. (a)	581,400	14,564,070
Time Warner Cable, Inc. (a)	1,200	32,760
Virgin Media, Inc.	1,400	21,000
		20,463,606
SOFTWARE - 4.3%
Application Software - 3.1%
Synchronoss Technologies, Inc. (a)(d)	666,163	10,711,901
Home Entertainment Software - 1.2%
Gameloft (a)(d)	694,986	2,968,566
Glu Mobile, Inc.	208,214	982,770
		3,951,336
TOTAL SOFTWARE		14,663,237
WIRELESS TELECOMMUNICATION SERVICES - 27.3%
Wireless Telecommunication Services - 27.3%
America Movil SAB de CV Series L sponsored ADR	153,600	9,286,656
American Tower Corp. Class A (a)	364,000	13,992,160
Bharti Airtel Ltd. (a)	225,784	4,613,014
Centennial Communications Corp. Class A (a)	107,300	565,471
China Mobile (Hong Kong) Ltd. sponsored ADR	105,800	7,894,796
Clearwire Corp. (d)	76,500	1,071,765
Crown Castle International Corp. (a)	230,000	8,300,700
Leap Wireless International, Inc. (a)	30,614	1,309,055
MetroPCS Communications, Inc.	59,900	955,405
Millicom International Cellular SA (a)	148,800	16,442,400
MTN Group Ltd.	41,500	649,964
NII Holdings, Inc. (a)	119,300	4,739,789
OnMobile Global Ltd.	8,904	141,066
SBA Communications Corp. Class A (a)	163,564	5,078,662
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Sprint Nextel Corp.	1,061,113	$ 7,544,513
Syniverse Holdings, Inc. (a)	36,468	618,133
Telephone & Data Systems, Inc.	17,541	822,673
Virgin Mobile USA, Inc. Class A	600	3,042
Vodafone Group PLC sponsored ADR	281,700	9,079,191
		93,108,455
TOTAL COMMON STOCKS (Cost $419,374,069)		339,719,929
Money Market Funds - 10.3%

Fidelity Cash Central Fund, 3.24% (b)	310,331	310,331
Fidelity Securities Lending Cash Central Fund, 3.25% (b)(c)	34,799,540	34,799,540
TOTAL MONEY MARKET FUNDS (Cost $35,109,871)		35,109,871
TOTAL INVESTMENT PORTFOLIO - 110.1% (Cost $454,483,940)		374,829,800
NET OTHER ASSETS - (10.1)%		(34,304,752)
NET ASSETS - 100%		$ 340,525,048
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 280,924
Fidelity Securities Lending Cash Central Fund	296,380
Total	$ 577,304
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.6%
Bermuda	7.7%
Luxembourg	4.8%
Mexico	2.7%
United Kingdom	2.7%
Hong Kong	2.3%
Indonesia	1.6%
India	1.4%
Others (individually less than 1%)	2.2%
100.0%
Income Tax Information

At February 29, 2008, the fund had a capital loss carryforward of approximately $379,461,672 of which $205,830,514, $161,866,685 and $11,764,473 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Select Telecommunications Portfolio

Statement of Assets and Liabilities

	February 29, 2008

Assets
Investment in securities, at value (including securities loaned of $32,487,257) - See accompanying schedule: Unaffiliated issuers (cost $419,374,069)	$ 339,719,929
Fidelity Central Funds (cost $35,109,871)	35,109,871
Total Investments (cost $454,483,940)		$ 374,829,800
Foreign currency held at value (cost $83,021)		82,631
Receivable for investments sold		19,855,223
Receivable for fund shares sold		344,748
Dividends receivable		11,880
Distributions receivable from Fidelity Central Funds		37,457
Prepaid expenses		1,729
Other receivables		74,585
Total assets		395,238,053

Liabilities
Payable for investments purchased	$ 18,245,145
Payable for fund shares redeemed	1,332,608
Accrued management fee	167,643
Distribution fees payable	2,814
Other affiliated payables	111,950
Other payables and accrued expenses	53,305
Collateral on securities loaned, at value	34,799,540
Total liabilities		54,713,005

Net Assets		$ 340,525,048
Net Assets consist of:
Paid in capital		$ 803,876,156
Undistributed net investment income		768,284
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(384,523,224)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(79,596,168)
Net Assets		$ 340,525,048

Statement of Assets and Liabilities - continued

February 29, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,791,142 ÷ 65,577 shares)	$ 42.56

Maximum offering price per share (100/94.25 of $42.56)	$ 45.16
Class T: Net Asset Value and redemption price per share ($1,270,249 ÷ 29,893 shares)	$ 42.49

Maximum offering price per share (100/96.50 of $42.49)	$ 44.03
Class B: Net Asset Value and offering price per share ($741,488 ÷ 17,481 shares)A	$ 42.42

Class C: Net Asset Value and offering price per share ($901,794 ÷ 21,261 shares)A	$ 42.42

Telecommunications: Net Asset Value, offering price and redemption price per share ($334,564,675 ÷ 7,835,508 shares)	$ 42.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($255,700 ÷ 5,996 shares)	$ 42.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2008

Investment Income
Dividends		$ 9,351,360
Interest		2,137
Income from Fidelity Central Funds		577,304
Total income		9,930,801

Expenses
Management fee	$ 3,281,900
Transfer agent fees	1,595,234
Distribution fees	35,596
Accounting and security lending fees	235,248
Custodian fees and expenses	54,668
Independent trustees' compensation	2,280
Registration fees	91,709
Audit	51,261
Legal	6,535
Interest	15,671
Miscellaneous	22,940
Total expenses before reductions	5,393,042
Expense reductions	(66,753)	5,326,289
Net investment income (loss)		4,604,512
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $243,559)	113,352,578
Foreign currency transactions	9,773
Total net realized gain (loss)		113,362,351
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $269,285)	(171,834,903)
Assets and liabilities in foreign currencies	(2,672)
Total change in net unrealized appreciation (depreciation)		(171,837,575)
Net gain (loss)		(58,475,224)
Net increase (decrease) in net assets resulting from operations		$ (53,870,712)

Statement of Changes in Net Assets

	Year ended February 29, 2008	Year ended February 28, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,604,512	$ 6,535,260
Net realized gain (loss)	113,362,351	31,878,042
Change in net unrealized appreciation (depreciation)	(171,837,575)	54,610,776
Net increase (decrease) in net assets resulting from operations	(53,870,712)	93,024,078
Distributions to shareholders from net investment income	(4,987,721)	(5,987,382)
Share transactions - net increase (decrease)	(227,033,730)	136,866,943
Redemption fees	35,395	144,270
Total increase (decrease) in net assets	(285,856,768)	224,047,909

Net Assets
Beginning of period	626,381,816	402,333,907
End of period (including undistributed net investment income of $768,284 and undistributed net investment income of $1,385,280, respectively)	$ 340,525,048	$ 626,381,816

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.26	- K
Net realized and unrealized gain (loss)	(8.08)	3.15
Total from investment operations	(7.82)	3.15
Distributions from net investment income	(.51)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.56	$ 50.89
Total Return B, C, D	(15.55)%	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.20%	1.23% A
Expenses net of fee waivers, if any	1.20%	1.23% A
Expenses net of all reductions	1.19%	1.22% A
Net investment income (loss)	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,791	$ 658
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.12	(.02)
Net realized and unrealized gain (loss)	(8.07)	3.14
Total from investment operations	(7.95)	3.12
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.49	$ 50.86
Total Return B, C, D	(15.78)%	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	1.54% A
Expenses net of fee waivers, if any	1.46%	1.54% A
Expenses net of all reductions	1.45%	1.53% A
Net investment income (loss)	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,270	$ 560
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.14)	(.05)
Net realized and unrealized gain (loss)	(8.04)	3.11
Total from investment operations	(8.18)	3.06
Distributions from net investment income	(.20)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.42	$ 50.80
Total Return B, C, D	(16.18)%	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	1.95%	2.05% A
Expenses net of fee waivers, if any	1.95%	2.05% A
Expenses net of all reductions	1.94%	2.05% A
Net investment income (loss)	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 741	$ 291
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,

2008 J

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	(.14)	(.07)
Net realized and unrealized gain (loss)	(8.03)	3.14
Total from investment operations	(8.17)	3.07
Distributions from net investment income	(.22)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 42.42	$ 50.81
Total Return B, C, D	(16.17)%	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	1.95%	2.07% A
Expenses net of fee waivers, if any	1.95%	2.07% A
Expenses net of all reductions	1.94%	2.06% A
Net investment income (loss)	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 902	$ 332
Portfolio turnover rate G	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Telecommunications

Years ended February 28,

2008 I

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 50.91	$ 41.97	$ 34.83	$ 35.79	$ 23.62
Income from Investment Operations
Net investment income (loss) C	.43	.61 F	.36	.49 G	.08
Net realized and unrealized gain (loss)	(8.12)	8.85	7.11	(.96)	12.13
Total from investment operations	(7.69)	9.46	7.47	(.47)	12.21
Distributions from net investment income	(.52)	(.53)	(.33)	(.49)	(.05)
Redemption fees added to paid in capital C	- J	.01	- J	- J	.01
Net asset value, end of period	$ 42.70	$ 50.91	$ 41.97	$ 34.83	$ 35.79
Total Return A, B	(15.30)%	22.69%	21.54%	(1.40)%	51.78%
Ratios to Average Net Assets D, H
Expenses before reductions	.91%	.99%	1.05%	1.09%	1.40%
Expenses net of fee waivers, if any	.90%	.97%	1.05%	1.09%	1.40%
Expenses net of all reductions	.90%	.97%	.96%	1.02%	1.34%
Net investment income (loss)	.79%	1.34% F	.96%	1.44% G	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,565	$ 624,427	$ 402,334	$ 333,642	$ 439,350
Portfolio turnover rate E	134%	162%	148%	56%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..68%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,

2008 I

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.45	.16
Net realized and unrealized gain (loss)	(8.09)	3.01
Total from investment operations	(7.64)	3.17
Distributions from net investment income	(.62)	-
Redemption fees added to paid in capital D	- J	- J
Net asset value, end of period	$ 42.65	$ 50.91
Total Return B, C	(15.23)%	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.83%	.98% A
Expenses net of fee waivers, if any	.83%	.98% A
Expenses net of all reductions	.83%	.97% A
Net investment income (loss)	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 256	$ 114
Portfolio turnover rate F	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

For the period ended February 29, 2008

Notes to Financial Statements

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class B, Class C, Telecommunications, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,270,613
Unrealized depreciation	(89,928,331)
Net unrealized appreciation (depreciation)	(84,657,718)
Undistributed ordinary income	769,188
Capital loss carryforward	(379,461,672)

Cost for federal income tax purposes	$ 459,487,518

The tax character of distributions paid was as follows:

	February 29, 2008	February 28, 2007
Ordinary Income	$ 4,987,721	$ 5,987,382

Trading (Redemption) Fees. Shares in the Fund held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $772,122,381 and $982,539,013, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 7,757	$ 1,222
Class T	.25%	.25%	9,224	509
Class B	.75%	.25%	8,516	6,658
Class C	.75%	.25%	10,099	5,308
			$ 35,596	$ 13,697

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,846
Class T	1,522
Class B*	3,132
Class C*	288
$ 11,788

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the sub-transfer agent for Telecommunications shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 9,513.31
Class T	5,889.32
Class B	2,638.31
Class C	3,087.31
Telecommunications	1,573,465.27
Institutional Class	642.19
	$ 1,595,234

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,606 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,152,429	4.94%	$ 15,671

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,339 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $296,380.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Telecommunications' operating expenses. During the period, this reimbursement reduced the class' expenses by $38,998.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,022 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Telecommunications	$ 7,614

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds. FMR also reimbursed the related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

Subsequent to period end, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $74,134.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2008	Year ended February 28, 2007
From net investment income
Class A	$ 34,959	$ -
Class T	17,867	-
Class B	3,199	-
Class C	4,260	-
Telecommunications	4,919,180	5,987,382
Institutional Class	8,256	-
Total	$ 4,987,721	$ 5,987,382

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2008	Year ended February 28, 2007 A	Year ended February 29, 2008	Year ended February 28, 2007 A
Class A
Shares sold	92,950	12,932	$ 5,148,375	$ 655,617
Reinvestment of distributions	636	-	33,452	-
Shares redeemed	(40,941)	-	(2,000,467)	-
Net increase (decrease)	52,645	12,932	$ 3,181,360	$ 655,617
Class T
Shares sold	53,657	11,066	$ 2,989,303	$ 555,092
Reinvestment of distributions	339	-	17,826	-
Shares redeemed	(35,109)	(60)	(1,688,606)	(3,110)
Net increase (decrease)	18,887	11,006	$ 1,318,523	$ 551,982
Class B
Shares sold	21,448	5,729	$ 1,194,831	$ 285,388
Reinvestment of distributions	57	-	3,011	-
Shares redeemed	(9,753)	-	(488,017)	-
Net increase (decrease)	11,752	5,729	$ 709,825	$ 285,388
Class C
Shares sold	28,254	6,538	$ 1,547,917	$ 326,374
Reinvestment of distributions	63	-	3,315	-
Shares redeemed	(13,594)	-	(674,972)	-
Net increase (decrease)	14,723	6,538	$ 876,260	$ 326,374
Telecommunications
Shares sold	3,678,807	12,699,449	$ 202,863,624	$ 581,140,315
Reinvestment of distributions	89,389	124,102	4,711,340	5,727,266
Shares redeemed	(8,198,629)	(10,144,422)	(440,994,970)	(451,923,224)
Net increase (decrease)	(4,430,433)	2,679,129	$ (233,420,006)	$ 134,944,357
Institutional Class
Shares sold	14,719	3,391	$ 834,674	$ 162,500
Reinvestment of distributions	128	-	6,760	-
Shares redeemed	(11,092)	(1,150)	(541,126)	(59,275)
Net increase (decrease)	3,755	2,241	$ 300,308	$ 103,225

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 12, 2006 (commencement of sale of shares) to February 28, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated statement of changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio (funds of Fidelity Select Portfolios) and Gold Portfolio's wholly owned subsidiary at February 29, 2008, the results of their operations for the year then ended , the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers, LLP

Boston, Massachusetts

April 23, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of the funds. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of the funds. Mr. Hogan also serves as Vice President of Sector Funds (2007-present). Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of the funds. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the funds. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the funds. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the funds. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the funds. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the funds. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the funds. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the funds. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the funds. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the funds. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Consumer Staples Portfolio
Institutional Class	04/14/08	04/11/08	$0.016	$0.025
Select Gold Portfolio
Institutional Class	04/14/08	04/11/08	$0.000	$0.170

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Select Consumer Staples Portfolio	$ 8,761,249
Select Gold Portfolio	$ 114,223,721
Select Materials Portfolio	$ 6,623,467

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2007	December 2007
Select Consumer Staples Portfolio
Institutional Class	57%	41%
Select Gold Portfolio
Institutional Class	0%	2%
Select Materials Portfolio
Institutional Class	100%	69%
Select Telecommunications Portfolio
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2007	December 2007
Select Consumer Staples Portfolio
Institutional Class	68%	53%
Select Gold Portfolio
Institutional Class	14%	9%
Select Materials Portfolio
Institutional Class	100%	63%
Select Telecommunications Portfolio
Institutional Class	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Select Gold Portfolio
Institutional Class	04/16/07	$0.203	$0.0022
	12/17/07	$0.076	$0.0086

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on March 19, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	13,113,976,696.73	94.453
Withheld	770,153,401.43	5.547
TOTAL	13,884,130,098.16	100.000
Dennis J. Dirks
Affirmative	13,168,641,748.82	94.847
Withheld	715,488,349.34	5.153
TOTAL	13,884,130,098.16	100.000
Edward C. Johnson 3d
Affirmative	13,067,153,008.01	94.116
Withheld	816,977,090.15	5.884
TOTAL	13,884,130,098.16	100.000
Alan J. Lacy
Affirmative	13,157,857,950.99	94.769
Withheld	726,272,147.17	5.231
TOTAL	13,884,130,098.16	100.000
Ned C. Lautenbach
Affirmative	13,143,644,424.95	94.667
Withheld	740,485,673.21	5.333
TOTAL	13,884,130,098.16	100.000
Joseph Mauriello
Affirmative	13,154,116,065.58	94.742
Withheld	730,014,032.58	5.258
TOTAL	13,884,130,098.16	100.000
Cornelia M. Small
Affirmative	13,156,092,259.88	94.756
Withheld	728,037,838.28	5.244
TOTAL	13,884,130,098.16	100.000
William S. Stavropoulos
Affirmative	13,112,639,067.26	94.443
Withheld	771,491,030.90	5.557
TOTAL	13,884,130,098.16	100.000
David M. Thomas
Affirmative	13,162,301,260.43	94.801
Withheld	721,828,837.73	5.199
TOTAL	13,884,130,098.16	100.000
Michael E. Wiley
Affirmative	13,161,946,104.44	94.798
Withheld	722,183,993.72	5.202
TOTAL	13,884,130,098.16	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	9,888,405,498.50	71.221
Against	2,171,839,353.81	15.643
Abstain	699,607,061.81	5.039
Broker Non-Votes	1,124,278,184.04	8.097
TOTAL	13,884,130,098.16	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

ASGMTI-UANN-0408
1.845768.101

Item 2. Code of Ethics

As of the end of the period, February 29, 2008, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended February 29, 2008 and February 28, 2007, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, Paper and Forest Products Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio and Wireless Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A
Air Transportation Portfolio	$31,000	$30,000
Automotive Portfolio	$31,000	$30,000
Banking Portfolio	$31,000	$31,000
Biotechnology Portfolio	$33,000	$34,000
Brokerage and Investment Management Portfolio	$33,000	$33,000
Chemicals Portfolio	$31,000	$30,000
Communications Equipment Portfolio	$31,000	$31,000
Computers Portfolio	$32,000	$31,000
Construction and Housing Portfolio	$31,000	$30,000
Consumer Discretionary Portfolio	$31,000	$30,000
Consumer Staples Portfolio	$35,000	$32,000
Defense and Aerospace Portfolio	$33,000	$32,000
Electronics Portfolio	$34,000	$36,000
Energy Portfolio	$36,000	$37,000
Energy Service Portfolio	$34,000	$34,000
Environmental Portfolio	$31,000	$30,000
Financial Services Portfolio	$32,000	$31,000
Gold Portfolio	$37,000	$35,000
Health Care Portfolio	$35,000	$35,000
Home Finance Portfolio	$31,000	$30,000
Industrial Equipment Portfolio	$35,000	$30,000
Industrials Portfolio	$31,000	$30,000
Insurance Portfolio	$31,000	$30,000
IT Services Portfolio	$31,000	$30,000
Leisure Portfolio	$31,000	$30,000
Materials Portfolio	$35,000	$32,000
Medical Delivery Portfolio	$32,000	$32,000
Medical Equipment and Systems Portfolio	$32,000	$32,000
Multimedia Portfolio	$32,000	$30,000
Natural Gas Portfolio	$33,000	$33,000
Natural Resources Portfolio	$34,000	$33,000
Networking and Infrastructure Portfolio	$31,000	$30,000
Paper and Forest Products Portfolio	$31,000	$30,000
Pharmaceuticals Portfolio	$31,000	$30,000
Retailing Portfolio	$31,000	$30,000
Software and Computer Services Portfolio	$33,000	$31,000
Technology Portfolio	$34,000	$34,000
Telecommunications Portfolio	$36,000	$33,000
Transportation Portfolio	$31,000	$30,000
Utilities Growth Portfolio	$33,000	$31,000
Wireless Portfolio	$32,000	$31,000
All funds in the Fidelity Group of Funds audited by PwC	$14,100,000	$14,100,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended February 29, 2008 and February 28, 2007, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007A
Air Transportation Portfolio	$0	$0
Automotive Portfolio	$0	$0
Banking Portfolio	$0	$0
Biotechnology Portfolio	$0	$0
Brokerage and Investment Management Portfolio	$0	$0
Chemicals Portfolio	$0	$0
Communications Equipment Portfolio	$0	$0
Computers Portfolio	$0	$0
Construction and Housing Portfolio	$0	$0
Consumer Discretionary Portfolio	$0	$0
Consumer Staples Portfolio	$0	$0
Defense and Aerospace Portfolio	$0	$0
Electronics Portfolio	$0	$0
Energy Portfolio	$0	$0
Energy Service Portfolio	$0	$0
Environmental Portfolio	$0	$0
Financial Services Portfolio	$0	$0
Gold Portfolio	$0	$0
Health Care Portfolio	$0	$0
Home Finance Portfolio	$0	$0
Industrial Equipment Portfolio	$0	$0
Industrials Portfolio	$0	$0
Insurance Portfolio	$0	$0
IT Services Portfolio	$0	$0
Leisure Portfolio	$0	$0
Materials Portfolio	$0	$0
Medical Delivery Portfolio	$0	$0
Medical Equipment and Systems Portfolio	$0	$0
Multimedia Portfolio	$0	$0
Natural Gas Portfolio	$0	$0
Natural Resources Portfolio	$0	$0
Networking and Infrastructure Portfolio	$0	$0
Paper and Forest Products Portfolio	$0	$0
Pharmaceuticals Portfolio	$0	$0
Retailing Portfolio	$0	$0
Software and Computer Services Portfolio	$0	$0
Technology Portfolio	$0	$0
Telecommunications Portfolio	$0	$0
Transportation Portfolio	$0	$0
Utilities Growth Portfolio	$0	$0
Wireless Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 29, 2008 and February 28, 2007, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2008A	2007A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended February 29, 2008 and February 28, 2007, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2008A	2007A
Air Transportation Portfolio	$2,600	$2,100
Automotive Portfolio	$2,600	$2,100
Banking Portfolio	$2,600	$2,100
Biotechnology Portfolio	$2,600	$2,100
Brokerage and Investment Management Portfolio	$2,600	$2,100
Chemicals Portfolio	$2,600	$2,100
Communications Equipment Portfolio	$2,600	$2,100
Computers Portfolio	$2,600	$2,100
Construction and Housing Portfolio	$2,600	$2,100
Consumer Discretionary Portfolio	$2,600	$2,100
Consumer Staples Portfolio	$2,600	$2,100
Defense and Aerospace Portfolio	$2,600	$2,100
Electronics Portfolio	$2,600	$2,100
Energy Portfolio	$2,600	$2,100
Energy Service Portfolio	$2,600	$2,100
Environmental Portfolio	$2,600	$2,100
Financial Services Portfolio	$2,600	$2,100
Gold Portfolio	$2,600	$2,100
Health Care Portfolio	$2,600	$2,100
Home Finance Portfolio	$2,600	$2,100
Industrial Equipment Portfolio	$2,600	$2,100
Industrials Portfolio	$2,600	$2,100
Insurance Portfolio	$2,600	$2,100
IT Services Portfolio	$2,600	$2,100
Leisure Portfolio	$2,600	$2,100
Materials Portfolio	$2,600	$2,100
Medical Delivery Portfolio	$2,600	$2,100
Medical Equipment and Systems Portfolio	$2,600	$2,100
Multimedia Portfolio	$2,600	$2,100
Natural Gas Portfolio	$2,600	$2,100
Natural Resources Portfolio	$2,600	$2,100
Networking and Infrastructure Portfolio	$2,600	$2,100
Paper and Forest Products Portfolio	$2,600	$2,100
Pharmaceuticals Portfolio	$2,600	$2,100
Retailing Portfolio	$2,600	$2,100
Software and Computer Services Portfolio	$2,600	$2,100
Technology Portfolio	$2,600	$2,100
Telecommunications Portfolio	$2,600	$2,100
Transportation Portfolio	$2,600	$2,100
Utilities Growth Portfolio	$2,600	$2,100
Wireless Portfolio	$2,600	$2,100
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 29, 2008 and February 28, 2007, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended February 29, 2008 and February 28, 2007, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2008A	2007A
Air Transportation Portfolio	$1,100	$1,100
Automotive Portfolio	$1,100	$1,100
Banking Portfolio	$1,300	$1,300
Biotechnology Portfolio	$1,900	$2,000
Brokerage and Investment Management Portfolio	$1,700	$1,700
Chemicals Portfolio	$1,200	$1,100
Communications Equipment Portfolio	$1,300	$1,300
Computers Portfolio	$1,400	$1,300
Construction and Housing Portfolio	$1,200	$1,200
Consumer Discretionary Portfolio	$1,100	$1,100
Consumer Staples Portfolio	$1,400	$1,200
Defense and Aerospace Portfolio	$1,800	$1,600
Electronics Portfolio	$2,100	$2,500
Energy Portfolio	$2,600	$2,600
Energy Service Portfolio	$2,100	$2,100
Environmental Portfolio	$1,100	$1,100
Financial Services Portfolio	$1,400	$1,300
Gold Portfolio	$2,000	$1,900
Health Care Portfolio	$2,300	$2,400
Home Finance Portfolio	$1,200	$1,200
Industrial Equipment Portfolio	$1,200	$1,100
Industrials Portfolio	$1,100	$1,100
Insurance Portfolio	$1,200	$1,200
IT Services Portfolio	$1,100	$1,100
Leisure Portfolio	$1,200	$1,200
Materials Portfolio	$1,300	$1,200
Medical Delivery Portfolio	$1,500	$1,600
Medical Equipment and Systems Portfolio	$1,600	$1,600
Multimedia Portfolio	$1,100	$1,100
Natural Gas Portfolio	$1,800	$1,900
Natural Resources Portfolio	$2,000	$1,700
Networking and Infrastructure Portfolio	$1,100	$1,100
Paper and Forest Products Portfolio	$1,100	$1,100
Pharmaceuticals Portfolio	$1,200	$1,100
Retailing Portfolio	$1,100	$1,100
Software and Computer Services Portfolio	$1,600	$1,400
Technology Portfolio	$2,100	$2,100
Telecommunications Portfolio	$1,400	$1,300
Transportation Portfolio	$1,100	$1,100
Utilities Growth Portfolio	$1,600	$1,300
Wireless Portfolio	$1,300	$1,300
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 29, 2008 and February 28, 2007, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$220,000	$125,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 29, 2008 and February 28, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 29, 2008 and February 28, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 29, 2008 and February 28, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 29, 2008 and February 28, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 29, 2008 and February 28, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 29, 2008 and February 28, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended February 29, 2008 and February 28, 2007, the aggregate fees billed by PwC of $1,680,000A and $1,400,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A
Covered Services	$385,000	$270,000
Non-Covered Services	$1,295,000	$1,130,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	April 29, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	April 29, 2008